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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-8817
                                  ---------------------------------------------

                                ING Equity Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ     85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

          C T Corporation system, 101 Federal Street, Boston, MA 02110
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-992-0180
                                                   ----------------------------

Date of fiscal year end:  May 31
                        --------------------------
Date of reporting period: May 31, 2004
                         -------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

ANNUAL REPORT

MAY 31, 2004
CLASSES A, B, C AND M

DOMESTIC EQUITY GROWTH FUNDS

ING LARGECAP GROWTH FUND
ING MIDCAP OPPORTUNITIES FUND
ING SMALLCAP OPPORTUNITIES FUND
ING DISCIPLINED LARGECAP FUND

DOMESTIC EQUITY VALUE FUNDS

ING FINANCIAL SERVICES FUND
ING LARGECAP VALUE FUND
ING MAGNACAP FUND
ING MIDCAP VALUE FUND
ING SMALLCAP VALUE FUND
ING TAX EFFICIENT EQUITY FUND

DOMESTIC EQUITY AND INCOME FUNDS

ING CONVERTIBLE FUND
ING EQUITY AND BOND FUND
ING REAL ESTATE FUND

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                             1
Market Perspective                                                             3
Portfolio Managers' Reports:
   Domestic Equity Growth Funds                                                6
   Domestic Equity Value Funds                                                14
   Domestic Equity and Income Funds                                           26
Report of Independent Registered Public Accounting Firm                       32
Statements of Assets and Liabilities                                          33
Statements of Operations                                                      39
Statements of Changes in Net Assets                                           42
Financial Highlights                                                          49
Notes to Financial Statements                                                 70
Portfolios of Investments                                                     88
Shareholder Meeting Information                                              118
Tax Information                                                              119
Trustee and Officer Information                                              120

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

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy


James M. Hennessy
President
ING Funds
June 9, 2004

                                        1
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                                        2

                                     MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

OVERVIEW

In our semi-annual report we discussed strong markets in risky asset classes as investors grew increasingly confident of economic recovery in a comparatively peaceful world.

GLOBAL EQUITIES secured the first positive returns in three years in 2003 with a very strong last month; however, by the end of May 2004 markets had added little more. For the whole six months, global stocks returned 7.7% based on the Morgan Stanley Capital International ("MSCI") World Index(1). Of this only about 0.85% was due to currency movements.

Among CURRENCIES, the dollar occupied the financial spotlight for much of the period. Impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro reached its all time record value against the dollar of just under $1.30 in mid February, but then slipped back as interest rate differentials started moving in the greenback's favor. For the six months ended May 31, 2004, the euro appreciated just 2.0% against the dollar. The Japanese yen ("Y") actually fell by 1.0% against the dollar, and it was a bumpier path. The difference was the Bank of Japan, which aggressively spent billions not just to arrest the yen's ascent, but also to drive it lower. The yen soared to a four-year high of less than Y104 at one point before retreating for the same reasons as the euro, causing the Bank abruptly to stop its intervention. It had bought around $144 billion in the first quarter, not far short of the astonishing $180 billion total for 2003.

FIXED INCOME MARKET

Among U.S. FIXED INCOME classes, the six months were somewhat kinder to investment grade bonds than earlier months had been, as the apparent absence of any inflationary pressures led to the belief that until they appeared, the Federal Reserve would not raise interest rates. But by the end of May, inflationary signals were commonplace and all fixed income classes were suffering. For the six months ended May 31, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned 0.60%, less than the average coupon. Within this, the Lehman Brothers Corporate Index(3) returned 0.43% for the period and the Lehman Brothers Treasury Bond Index(4) returned 0.28%. As in the first six months, High Yield Bonds were more profitable, but to nothing like the same degree: the Lehman Brothers U.S. Corporate High Yield Bond Index(5) rose 2.19%.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market returned 6.8% in the six months ended May 31, 2004, based on the S&P 500 Index(6) including dividends. This implies a Price to Earnings ("P/E") level of just over 17 times 2004 earnings. Valuation levels after the tremendous rally since March 2003 were a continual cause for concern. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand had come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy even with very tame inflation. Corporate profits had improved and balance sheets have been repaired, without question, but this in large measure had been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below 400,000. This restrained employment costs because the number of employees had been kept down and along with it their wage bargaining power. Many commentators argued that all of these bullish forces were unsustainable. The new year was rung in with manufacturing and service industry activity as well as factory orders rising to multi-year high levels in February, mostly held on to in March. Fourth quarter 2003 GDP growth was finalized at a strong 4.1%, confirming much improved corporate profits and investment. Productivity for all of 2003 was robust at 4.4%. And therein lay the concern that would not go away: the recovery had still carried a distinctly jobless look about it. In all, only 134,000 new jobs had been reported in the first quarter 2004, less than the monthly amount needed to cover the natural increase in the workforce alone. March ended with consumer confidence slipping and all eyes on the next employment report two days later. It arrived with a bang as 308,000 jobs were reported as having been created in March, with the numbers for earlier months revised up. Initially stock prices rose. At last the final piece in the recovery puzzle, jobs growth, was being put in place. But as the month wore on, a new source of unease emerged as signs of inflation were seen within successive economic reports. The first quarter 2004 GDP report indicated not only a healthy 4.2% annual rate of growth, but also an underlying core inflation rate of 2.0%. At this level, the real Federal Funds rate was MINUS 1.0%, surely

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

not sustainable for long. The mounting evidence of inflation had already started to weigh on markets and although the S&P 500 entered the last week of April in positive territory for the month, losses on the last three trading days wiped out those and almost all of 2004's gains at the same time. The days of tiny short interest rates that had done so much to fuel the rally were numbered. Another very strong employment report on the first Friday in May 2004 set the tone for the month. As in April, one positive economic report after another continued to show that inflation was on the rise, albeit to levels that were still not problematic. However with the Federal Funds rate at just 1.0%, real interest rates were becoming ever more negative, while the economy was growing at well over 4.0%. This was an increasingly unstable situation. Sharply rising oil prices reached a multi-year high in May and added to inflationary concerns. It was no surprise when Federal Open Market Committee (FOMC) Chairman Greenspan said, "accommodation can be removed at a pace that is likely to be measured". However, many also believed that policy was now "behind the curve", i.e. not moving as fast as economic trends required. Commentators reflected how rising interest rates were not necessarily bad for stocks; it was waiting for the process to start that depressed markets. By the end of May, futures markets were suggesting there was barely a month left to wait.

INTERNATIONAL MARKETS

In international markets, JAPAN rose 12.5% in dollars during the six months ended May 31, 2004, according to the MSCI Japan Index(7). In the final weeks of 2003, commentators had described a recovering economy led by trade and not much else. Prices were still falling; the national core price index has been in broad decline since April 1998. But as 2004 progressed it seemed that, at last, there were signs that Japanese business and the economy were coming out of decade long stagnation. GDP growth for the fourth quarter 2003 was reported at a remarkable 1.6% over the previous quarter, the best in 13 years. This was followed by 1.4% for the first quarter 2004. Importantly this was mostly due to domestic business investment and consumer spending rather than foreign demand. But while the contribution of household spending was healthy, it was well recognized that exports were the source and their beneficial effect was spilling over into the rest of the economy. So when, in May, the Chinese government announced that it would take steps to cool its over heating economy, Japanese stocks fell about 5.0%, since about 32.0% of Japan's exports go to China.

EUROPEAN EX UK markets gained 9.1% in dollars during the six months ended May 31, 2004, according to the MSCI Europe ex UK Index(8). A shallow European business recovery dependent on exports, vulnerable to a strong euro with little domestic demand in sight was the theme throughout. The Eurozone's GDP only grew by 0.4% in 2003 over 2002, with just 1.6% expected for 2004. Indeed there was increasing concern that the modest expansion had stalled. Consumer confidence, already fragile because of high unemployment, 8.8% since March 2003, was shaken further by a serious terrorist attack in Spain. Policy initiatives are unlikely as most governments already run excessive deficits, while labor and social security reforms meet bitter political resistance. The saving grace of equities in this region might be their cheapness compared to U.S. stocks, with projected earnings growth at least as good. This depends however on the sustainability of the recovery.

The UK market rose 11.0% in dollars, based on the MSCI UK Index(9), but more than half of this was due to the strength of the pound as rising interest rates attracted yield hungry inflows. By the end of 2003, as in other regions, UK business and economic prospects had improved. However it was more than just export-led, as services, manufacturing and construction were all accelerating, while the unemployment rate fell successively to 4.8%, the lowest in decades. GDP growth in the last quarter 2003 was confirmed at 0.9% over the previous quarter. If the first quarter GDP growth estimate of 2.6% annualized was slightly disappointing, it should be noted that the UK's European neighbors would be elated at such a figure. In November 2003, the Bank of England became the first of the world's major central banks to raise interest rates. It would do so twice more, to 4.25%, before the end of May 2004. These increases we've done in order to address persistent concerns about two major imbalances in the economy: a housing price bubble and over

                                     MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

indebted households sitting on top of it. Both of these imbalances leave the UK economy vulnerable to sharp contraction if allowed to go much further, but at the same time they leave the Bank of England with a delicate policy balancing act to execute.

----------
(1) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The STANDARD & POOR'S (S&P) 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUNDS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO www.ingfunds.com TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

ING LARGECAP GROWTH FUND                              PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGER: Effective June 2, 2003, Wellington Management Company, LLP became the Sub-Adviser. Andrew J. Shilling, CFA, Senior Vice President and Partner is the portfolio manager.

GOAL: The ING LargeCap Growth Fund (the "Fund") seeks long-term capital appreciation.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 26.38% compared to 18.02% for the Russell 1000 Growth Index(4) and 18.32% for the Standard & Poor's (S&P) 500 Index(5).

PORTFOLIO SPECIFICS: During the year ended May 31, 2004, all ten sectors of the Russell 1000 Growth Index posted double-digit positive returns. Returns in the Telecommunications Services sector led the way by a wide margin, followed by Utilities and Materials. Over the period, there was a market rotation, as initial attention on more aggressive sectors subsequently gave way to a greater focus on valuation. Small and mid cap stocks outperformed large cap stocks, and value stocks slightly outperformed growth stocks during this time.

Our investment approach is very much a "bottom-up" process; we pick stocks one at a time based on the fundamentals of each holding. We seek undervalued growth companies with sustainable growth potential as exhibited by characteristics such as competitive advantage, strong financial position, and a proven management team. The Fund's industry weights are a fall-out of our "bottom-up" investment process.

During the period, strong stock selection was the driver of Fund outperformance versus the Russell 1000 Growth Index. Relative stock selection was strongest in the Information Technology sector, led by our position in Internet content provider Yahoo!, Inc., software security holding Symantec Corp., and wireless device company Research in Motion Ltd. The Fund's returns in the Financials sector also strongly outpaced the Russell 1000 Growth Index returns, led by our holdings in mortgage finance company Countrywide Financial Corp. We believe that the market has misunderstood the true potential of this company. While upwards trends in interest rates may cause some investors angst, the company is likely to show compelling market share gains.

With regards to absolute Fund returns, Yahoo!, Inc. and Countrywide Financial Corp. were top contributors during the period. Other key contributors were Industrials sector holding Apollo Group, Inc. and Consumer Discretionary name eBay Inc.,. Apollo Group, Inc. benefited from the secular trend of rising demand for higher education coupled with limited supply growth. eBay Inc., benefited from its strong cash generating capabilities and its dominant market position. Overall, the Information Technology sector was a top driver of Fund returns, followed by the Financials sectors.

Our lack of representation among high-returning Telecommunications Services names, marked by acquisition activity later in the period, detracted slightly from relative performance. Across all stocks owned in the Fund, the largest drag on absolute Fund returns was SeaGate Technology. Despite strong prospective unit demand, worse than anticipated competitive dynamics lead to disappointing pricing and margins for the company. The position was eliminated from the Fund as of period end.

MARKET OUTLOOK: Although the economy continues to march along at a healthy level, the economic up cycle is beginning its maturation phase. We are in the midst of maximum year-over-year GDP growth, and the second half's rate should moderate somewhat. As we continue into the later stages of economic recovery, we believe investors will become less interested in economically sensitive areas. Given our orientation toward market-share-gaining companies with strong organic growth, we believe the Fund is well positioned for this phase of the market cycle.

Our strategy is to build a diversified portfolio on a stock-by-stock basis, identifying companies with sustainable strong revenue, earnings, and cash flow growth. Currently, this results in an overweight position in the Information Technology, Financials and Consumer Discretionary sectors. The Fund is now underweight the Industrials and Health Care sectors, while having no holdings in Consumer Staples, Energy, Materials, Telecommunications Services or Utilities.

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PORTFOLIO MANAGERS' REPORT                              ING LARGECAP GROWTH FUND

[CHART]

           ING LARGECAP GROWTH FUND CLASS A  ING LARGECAP GROWTH FUND CLASS A
                 WITH SALES CHARGE(a)             WITHOUT SALES CHARGE(b)      RUSSELL 1000 GROWTH INDEX(c)  S&P 500 INDEX(d)
7/21/97                $    9,427                        $   10,000                    $   10,000               $   10,000
5/31/98                $   11,949                        $   12,675                    $   11,375               $   11,591
5/31/99                $   20,505                        $   21,752                    $   14,357               $   14,038
5/31/2000              $   30,828                        $   32,702                    $   17,946               $   15,520
5/31/2001              $   19,470                        $   20,653                    $   12,614               $   13,879
5/31/2002              $   13,224                        $   14,028                    $    9,982               $   11,956
5/31/2003              $   11,431                        $   12,126                    $    9,198               $   10,995
5/31/2004              $   14,436                        $   15,314                    $   10,856               $   13,009

                                        AVERAGE ANNUAL TOTAL RETURNS
                                     FOR THE PERIODS ENDED MAY 31, 2004
                                     -----------------------------------
                                                         SINCE INCEPTION
                                     1 YEAR    5 YEAR     JULY 21, 1997
                                     ------    ------    ---------------
      Including Sales Charge:
        Class A(1)                    19.11%   (7.87)%       5.49%
        Class B(2)                    20.59%   (7.75)%       5.71%
        Class C(3)                    24.59%   (7.39)%       5.71%
      Excluding Sales Charge:
        Class A                       26.38%   (6.77)%       6.40%
        Class B                       25.59%   (7.38)%       5.71%
        Class C                       25.59%   (7.39)%       5.71%
      Russell 1000 Growth Index(4)    18.02%   (5.44)%       1.21%(6)
      S&P 500 Index(5)                18.32%   (1.51)%       3.93%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the Russell 1000 Growth Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later recoupment during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) THE RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(5) THE S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(6)  Since inception performance for index is shown from August 1, 1997.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. The Fund invests in companies that the portfolio managers believe have the potential for rapid growth, which may give the Fund a higher risk of price volatility and less liquidity than a fund that emphasizes other styles. The Fund may invest in mid-sized companies, which may be more susceptible to price swings than larger companies. International investing does pose special risks including currency fluctuations, economical and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Exchange Traded Index Funds (ETF) present risks similar to those of an investment in the underlying securities held by the ETF. Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The use of certain derivatives may increase the volatility of the Fund. The Fund's portfolio turnover rate impacts performance. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

ING MIDCAP OPPORTUNITIES FUND                         PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew Price, CFA and David Campbell, Aeltus Investment Management, Inc. * -- the Sub-Adviser.

GOAL: The ING MidCap Opportunities Fund (the "Fund") seeks long-term capital appreciation.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 19.17% compared to 27.12% for the Russell MidCap Growth Index(4) and 27.18% for the Russell MidCap Index(5).

PORTFOLIO SPECIFICS: The portfolio management team focuses on three key investment factors in their search for attractive mid-capitalization companies: positive earnings growth, positive relative price strength, and reasonable valuation characteristics. During the fiscal year ended May 31, 2004, these characteristics did not fully support positive relative performance, in fact, throughout much of the year, companies with negative earnings growth generally outperformed those with a rising stream of reported earnings. A combination of sector allocation and weak stock selection contributed to the underperformance. Our overweight position in energy and underweight in the telecom sector hurt performance. In the consumer discretionary sector, positions that detracted from performance were InterActive Corp., Cost Plus, Inc., CBRL Group, Inc., and Mattel, Inc., while poorly performing energy positions included Patterson-UTI Energy, Inc., BJ Services Co., and Nabors Industries Ltd. Stock selection in consumer staples and industrials was also disappointing. The single largest detractor was MedImmune, Inc. On the other hand, many holdings experienced sharp price increases and contributed to the Fund's overall performance, including Chico's FAS, Inc., Career Education Corp., AdvancePCS, Inc., and Gen-Probe, Inc.

MARKET OUTLOOK: The equity markets have posted positive results for the first several months of 2004, but much of the enthusiasm and speculation that was seen in 2003 is not nearly as evident this year. In our view, the outlook for equity prices remains favorable. Despite a gradual Federal Reserve tightening of monetary policy, slightly higher inflation, and a difficult worldwide geopolitical situation, earnings multiples remain reasonable and corporate profits still remain in an uptrend. Clearly, investors are undecided as to the outcome of the November presidential election and the eventual winner's impact on the economy, stock market and global situation. As a result, we believe that the market indices may remain in a reasonably narrow range with an upward bias for the next few months with mid-cap, higher quality companies fully participating in any market advance. At fiscal year-end, the Fund's largest sector weightings were consumer discretionary, information technology, and health care. These are all sectors in which our investment process has identified companies with the three key performance drivers -- earnings growth, relative price strength and reasonable valuation. As such, we believe the Fund is well positioned to benefit from a positive market environment.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                         ING MIDCAP OPPORTUNITIES FUND

[CHART]

           ING MIDCAP OPPORTUNITIES CLASS A  ING MIDCAP OPPORTUNITIES CLASS A  RUSSELL MIDCAP
                 WITH SALES CHARGE(a)             WITHOUT SALES CHARGE(b)      GROWTH INDEX(c)  RUSSELL MIDCAP INDEX(d)
8/20/98                 $     9,425                     $    10,000              $    10,000          $    10,000
5/31/99                 $    14,581                     $    15,470              $    14,521          $    13,440
5/31/2000               $    24,651                     $    26,155              $    20,869          $    15,222
5/31/2001               $    18,878                     $    20,016              $    15,801          $    15,973
5/31/2002               $    14,375                     $    15,252              $    13,091          $    15,395
5/31/2003               $    13,094                     $    13,893              $    12,326          $    14,594
5/31/2004               $    15,604                     $    16,556              $    15,669          $    18,560

                                               AVERAGE ANNUAL TOTAL RETURNS
                                            FOR THE PERIODS ENDED MAY 31, 2004
                                          ---------------------------------------
                                                                  SINCE INCEPTION
                                          1 YEAR       5 YEAR     AUGUST 20, 1998
                                          ------       ------     ---------------
      Including Sales Charge:
        Class A(1)                          12.32%       0.17%           8.00%
        Class B(2)                          13.27%       0.35%           8.30%
        Class C(3)                          17.26%       0.59%           8.34%
      Excluding Sales Charge:
        Class A                             19.17%       1.36%           9.11%
        Class B                             18.27%       0.65%           8.42%
        Class C                             18.26%       0.59%           8.34%
      Russell MidCap Growth Index(4)        27.12%       1.53%           8.12%(6)
      Russell MidCap Index(5)               27.18%       6.67%          11.35%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the Russell MidCap Growth Index and the Russell MidCap Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later recoupment during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) THE RUSSELL MIDCAP GROWTH INDEX consists of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(5) THE RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

(6)  Since inception performance for index is shown from September 1, 1998.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Investment Manager feels have the potential for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. Securities of mid-sized companies may be more susceptible to price swings and less liquid than investments in larger companies. From time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all. The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated. The Fund could lose money if it cannot sell a security at the time and price beneficial to the Fund. The Fund's portfolio turnover rate impacts performance. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

ING SMALLCAP OPPORTUNITIES FUND                       PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew Price, CFA and David Campbell, Aeltus Investment Management, Inc. * -- the Sub-Adviser.

GOAL: The ING SmallCap Opportunities Fund (the "Fund") seeks capital appreciation.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 24.06% compared to 29.77% for the Russell 2000 Growth Index(4) and 30.29% for the Russell 2000 Index(5).

PORTFOLIO SPECIFICS: The portfolio management team focuses on three key investment factors in their search for attractive small-capitalization companies: positive earnings growth, positive relative price strength, and reasonable valuation characteristics. During the fiscal year ended May 31, 2004, these characteristics did not fully support positive relative performance, in fact, throughout much of the year, companies with negative earnings growth generally outperformed those with a rising stream of reported earnings. Stock selection, especially in the consumer staples, industrials, technology and telecommunication services sectors, contributed to the underperformance. Positions that detracted from performance were Netopia, Inc., Headwaters, Inc., Dobson Communications Corp., and Cray, Inc. On the other hand, many holdings experienced sharp price increases and contributed to the Fund's overall performance, including Cognizant Technology Solutions Corp., Chico's FAS, Inc., Avid Technology, Inc., and VCA Antech, Inc.

MARKET OUTLOOK: The equity markets have posted positive results for the first several months of 2004, but much of the enthusiasm and speculation that was seen in 2003 is not nearly as evident this year. In our view, the outlook for equity prices remains favorable. Despite a gradual Federal Reserve tightening of monetary policy, slightly higher inflation, and a difficult worldwide geopolitical situation, earnings multiples remain reasonable and corporate profits still remain in an uptrend. Clearly, investors are undecided as to the outcome of the November Presidential election and the eventual winner's impact on the economy, stock market, and global situation. As a result, we believe that the market indices may remain in a reasonably narrow range with an upward bias for the next few months with small-cap, higher quality companies fully participating in any market advance. At fiscal year-end, the Fund's largest sector weightings were in information technology, consumer discretionary, and health care. These are all sectors in which our investment process has identified companies with the three key performance drivers -- earnings growth, relative price strength, and reasonable valuation. As such, we believe the Fund is well positioned to benefit from a positive market environment.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                       ING SMALLCAP OPPORTUNITIES FUND

[CHART]

           ING SMALLCAP OPPORTUNITIES FUND CLASS A  ING SMALLCAP OPPORTUNITIES FUND CLASS A   RUSSELL 2000    RUSSELL 2000
                   WITH SALES CHARGE(a)                     WITHOUT SALES CHARGE(b)          GROWTH INDEX(c)     INDEX(d)
6/5/95                      $    9,427                          $   10,000                     $   10,000      $   10,000
5/31/96                     $   13,196                          $   13,998                     $   14,460      $   13,589
5/31/97                     $   12,928                          $   13,714                     $   13,679      $   14,536
5/31/98                     $   15,263                          $   16,191                     $   15,847      $   17,624
5/31/99                     $   16,604                          $   17,614                     $   16,470      $   17,150
5/31/2000                   $   34,571                          $   36,674                     $   19,713      $   18,851
5/31/2001                   $   29,485                          $   31,279                     $   16,611      $   19,923
5/31/2002                   $   18,907                          $   20,057                     $   13,983      $   19,823
5/31/2003                   $   14,283                          $   15,152                     $   12,642      $   18,200
5/31/2004                   $   17,720                          $   18,798                     $   16,405      $   23,714

                                           AVERAGE ANNUAL TOTAL RETURNS
                                        FOR THE PERIODS ENDED MAY 31, 2004
                                     -----------------------------------------
                                                             SINCE INCEPTION
                                                           OF CLASS A, B AND C
                                     1 YEAR       5 YEAR      JUNE 5, 1995
                                     ------       ------   -------------------
      Including Sales Charge:
        Class A(1)                   16.93%        0.12%         6.57%
        Class B(2)                   18.18%        0.34%         6.53%
        Class C(3)                   22.17%        0.59%         6.51%
      Excluding Sales Charge:
        Class A                      24.06%        1.31%         7.27%
        Class B                      23.18%        0.61%         6.53%
        Class C                      23.17%        0.59%         6.51%
      Russell 2000 Growth Index(4)   29.77%       (0.08)%        5.65%(7)
      Russell 2000 Index(5)(6)       30.29%        6.70%        10.07%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the Russell 2000 Growth Index and the Russell 2000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) THE RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(5) THE RUSSELL 2000 INDEX consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The Fund normally invests in small-cap companies that the portfolio managers feel have above average prospects for growth. The Russell 2000 Growth Index tracks the performance of small-cap growth companies.

(7)  Since inception performance for index is shown from June 1, 1995.

PRINCIPAL RISK FACTOR(S): While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. From time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or large company stocks or may not favor equities at all. The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated. The Fund could lose money if it cannot sell a security at the time and price beneficial to the Fund. The Fund's portfolio turnover rate impacts performance. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

ING DISCIPLINED LARGECAP FUND                         PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Hugh T.M. Whelan Sr., CFA, Aeltus Investment Management, Inc. * -- the Sub-Adviser.

GOAL: The ING Disciplined LargeCap Fund (the "Fund") seeks capital appreciation.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 15.90%, compared to 18.32% for the Standard & Poor's ("S&P") S&P 500 Index(5).

PORTFOLIO SPECIFICS: For the year ended May 31, 2004, the S&P 500 rose a robust 18.32%. During this same time period, there was strong corporate profit, economic, and manufacturing growth. All 10 sectors of the S&P 500 Index put in positive returns. However, the more economically sensitive, cyclical sectors did best. Materials, industrials, and energy were the strong performing sectors, while telecommunication services, health care, and utilities were the weak performing groups. The market during the first eight months of this reporting period was speculative in nature. It was during this eight months that the market rose. The stocks that did well tended to be low quality stocks. The last four months of the reporting period saw investors begin to focus more on fundamentals, in particular earnings, and on concerns about inflation and interest rates. For this four-month period the market was flat.

Our goal is to build portfolios to maximize exposure to companies with strong business momentum and high quality earnings; companies that are attractive based on valuation; and companies that are recognized in the marketplace for their attractive qualities in terms of strong relative performance and positive revisions by analysts. Our earnings quality, as measured by accruals, and valuation factors, particularly within the financials and information sectors, did not contribute to performance. For example, our underweight to Qualcomm, Inc., a richly priced, low quality earnings stock, detracted from performance as it rose 75% over this time frame.

During the last four months of the reporting period, as the market began to demand quality, we recovered roughly half (before fees) of our underperformance relative to the S&P 500 Index that we had incurred during the first eight months of our fiscal year. Factors such as earnings quality and valuation began to reassert their historical effectiveness. Stocks in the health care, financials, energy and utilities sectors contributed positively to performance.

In both these sub-periods and over the whole reporting period, the impact of the Fund's sector allocation was negligible compared to the impact of stock selection.

MARKET OUTLOOK: Recent economic, manufacturing, and jobs reports indicate continued growth with inflation gauges muted, despite surging oil prices. Rising bond yields seemed to have an impact in slowing nascent inflation and hurt big ticket items and new home sales in April, for example. The outlook for second-quarter corporate profits continues to be revised upward by analysts and likely will exceed the increased optimism as it has for the past five quarters boding well for the stock market. The portfolio is currently overweight in the consumer discretionary and energy sectors and underweight in the health care and consumer staples sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                         ING DISCIPLINED LARGECAP FUND

[CHART]

           ING DISCIPLINED LARGECAP FUND CLASS A   ING DISCIPLINED LARGECAP FUND CLASS A
                     WITH SALES CHARGE                   WITHOUT SALES CHARGE              S&P 500 INDEX
12/30/98                $    9,425                            $   10,000                    $   10,000
5/31/99                 $   10,123                            $   10,740                    $   10,642
5/31/2000               $   10,719                            $   11,373                    $   11,766
5/31/2001               $    9,412                            $    9,986                    $   10,522
5/31/2002               $    8,047                            $    8,538                    $    9,064
5/31/2003               $    7,264                            $    7,707                    $    8,335
5/31/2004               $    8,419                            $    8,932                    $    9,863

                                           AVERAGE ANNUAL TOTAL RETURNS
                                        FOR THE PERIODS ENDED MAY 31, 2004
                                     ------------------------------------------
                                                               SINCE INCEPTION
                                     1 YEAR       5 YEAR      DECEMBER 30, 1998
                                     ------       ------      -----------------
      Including Sales Charge:
        Class A(1)                    9.24%       (4.75)%        (3.12)%
        Class B(2)                   10.20%       (4.67)%        (2.92)%
        Class C(3)                   14.20%       (4.29)%        (2.75)%
      Excluding Sales Charge:
        Class A                      15.90%       (3.61)%        (2.06)%
        Class B                      15.20%       (4.29)%        (2.75)%
        Class C                      15.20%       (4.29)%        (2.75)%
      S&P 500 Index(4)               18.32%       (1.51)%        (0.25)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Disciplined LargeCap Fund against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) THE S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(5)  Since inception performance for index is shown from January 1, 1999.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. From time to time, the stock market may not favor the large company growth oriented securities in which the Fund invests. The Sub-Adviser tries to remain fully invested in companies included in the S&P 500 Index, and generally does not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions. The Fund's portfolio turnover rate impacts performance. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

ING FINANCIAL SERVICES FUND                           PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Steven
L. Rayner, CFA, CPA, Vice-President and Portfolio Manager; Robert M. Kloss, Vice-President and Portfolio Manager, Aeltus Investment Management, Inc. * -- the Sub-Adviser.

GOAL: The ING Financial Services Fund (the "Fund") seeks long-term capital appreciation.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 19.57%, compared to 18.92% for the Standard & Poor's ("S&P") Financials Index(3) and 18.32% for the S&P 500 Index(4).

PORTFOLIO SPECIFICS: The Fund maintained an "offensive" bias during this period, as we positioned the portfolio to favor stocks, which we believed would benefit from a strengthening economy and would be less vulnerable to the higher interest rates that often accompany more robust economic growth.

This strategy worked well for the latter portion of calendar 2003, and also helped the Fund to perform strongly through the first two months of 2004. However, the fear-of-higher-rates correction that hit the equity markets in early March of this year did not appear to discriminate between well-positioned and poorly positioned financial stocks, and the Fund's holdings did not escape its effects. Nonetheless, the Fund was able to outperform its benchmark for the overall period, and we remain committed to our offensive stance as evidence of an improving domestic economy continues to mount.

Among the individual stocks that were significant contributors to performance during the 12 months ended May 31, 2004 were multi-line insurers American International Group and Hartford Financial Services; diversified financial services CitiGroup, Inc.; banks Wells Fargo & Co. and FleetBoston Financial Corp., which was acquired by Bank of America Corp.; mortgage insurer PMI Group, Inc.; commercial finance provider CIT Group, Inc.; asset manager Affiliated Managers Group; and mortgage banker Countrywide Financial Corp.

Conversely, our holdings of asset manager Waddell & Reed Financial, Inc., property/casualty insurer XL Capital Ltd., and mortgage agency Fannie Mae produced slightly negative returns, primarily due to company-specific issues. We continue to hold all three of these firms as of this writing, believing that the risk/reward equation in each case remains solidly in our favor.

MARKET OUTLOOK: In our prior commentary six months ago, we discussed how optimism over the prospect of improved earnings for financial companies had driven stock performance upward. Over the past two quarters, we have seen that optimism realized for the vast majority of our companies, as earnings have consistently met or beaten expectations across a wide range of financial firms. Unfortunately, especially in the most recent quarter, strong earnings performance has not necessarily translated into stock price appreciation.

We do not believe that a disconnect between earnings and stock prices is sustainable. Either earnings are destined to drop precipitously, or many of our stocks are due to eventually rally. We still believe the latter is considerably more likely than the former.

There is no doubt in our minds that higher interest rates are coming -- in fact, the market appears to be betting overwhelmingly that rates will be materially higher by year-end 2004. But that prospect is not an automatic negative for financial stocks; there are many companies in our universe that will likely actually benefit from moderately higher rates. Further, higher rates do not occur in a vacuum -- they are a result of strong economic growth, which should benefit the earnings of a substantial portion of our universe.

We continue to focus on finding what we believe to be the best relative values among companies leveraged to an economic recovery, as opposed to those whose earnings might prove disappointing in a higher rate environment. We believe the recent correction has provided a number of good values within our universe of financial stocks, though selectivity remains vital to overall performance.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                           ING FINANCIAL SERVICES FUND

[CHART]

           ING FINANCIAL SERVICES FUND CLASS A  ING FINANCIAL SERVICES FUND CLASS A
                   WITH SALES CHARGE(a)                WITHOUT SALES CHARGE(b)       S&P 500 FINANCIALS INDEX(c)  S&P 500 INDEX(d)
5/31/94                 $    9,426                           $   10,000                       $   10,000             $   10,000
5/31/95                 $   10,224                           $   10,847                       $   11,634             $   12,016
5/31/96                 $   13,633                           $   14,463                       $   15,483             $   15,446
5/31/97                 $   21,004                           $   22,283                       $   22,567             $   20,009
5/31/98                 $   32,004                           $   33,953                       $   31,795             $   26,168
5/31/99                 $   28,859                           $   30,617                       $   34,428             $   31,692
5/31/2000               $   24,368                           $   25,852                       $   34,989             $   35,038
5/31/2001               $   33,069                           $   35,083                       $   40,528             $   31,335
5/31/2002               $   35,417                           $   37,573                       $   38,043             $   26,993
5/31/2003               $   32,946                           $   34,953                       $   36,217             $   24,823
5/31/2004               $   39,376                           $   41,774                       $   43,070             $   29,371

                              AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                              ---------------------------------------------------------------
                                                                             SINCE INCEPTION
                                                                                OF CLASS B
                              1 YEAR        5 YEAR          10 YEAR          OCTOBER 20, 1997
                              ------        ------          -------          ----------------
Including Sales Charge:
   Class A(1)                 12.69%         5.17%           14.72%                --
   Class B(2)                 13.60%         5.31%              --               5.20%
Excluding Sales Charge:
   Class A                    19.57%         6.42%           15.40%                --
   Class B                    18.60%         5.61%              --               5.20%
S&P 500 Financials Index(3)   18.92%         4.60%           15.71%              7.90%(5)
S&P 500 Index(4)              18.32%        (1.51)%          11.38%              4.67%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Financial Services Fund against the S&P 500 Financials Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) THE S&P 500 FINANCIALS INDEX is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P Index.

(4) THE S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(5)  Since inception performance for index is shown from November 1, 1997.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Because the Fund's portfolio is concentrated in the financial services industry, it may be subject to greater risks than a portfolio that is not concentrated in one industry. International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The Fund may invest in small- and mid-sized companies, which may be more susceptible to price swings and less liquid than larger companies. The value of convertible or debt securities may fall when interest rates rise. Because the profitability of financial services companies may be largely dependent on the availability and cost of capital, which fluctuates significantly in responses to changes in interest rates and general economic conditions, the value of the Fund's securities may fall when interest rates rise. The Fund could lose money if it cannot sell a security at the time and price beneficial to the Fund.

ING LARGECAP VALUE FUND                               PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: Brandes Investment Partners, LLC is the Sub-Adviser. Brandes Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

GOAL: The ING LargeCap Value Fund (the "Fund") seeks long-term capital appreciation generally by investing at least 80% of its assets in equity securities of large capitalization U.S. companies.

PERFORMANCE: From February 2, 2004 to May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of -3.50% compared to the Russell 1000 Value Index(4) and the Russell 1000 Index(5) for which the total return was -0.22% and -0.39%, respectively.

PORTFOLIO SPECIFICS: During the period, declines for the Fund's positions in the diversified telecom services industry had the most substantial impact on returns. Holdings in this industry that posted declines included BellSouth Corp. and AT&T Corp.

Positions in information technology services and in tobacco also tended to decline during the period. In contrast, advances in healthcare providers & services bolstered performance.

Beginning on the Fund's inception on February 2, we established a wide range of positions at prices that we consider attractive. Purchases included shares of companies such as Safeway, Inc., Schering-Plough Corp., and SBC Communications, Inc.

Later, we sold select holdings -- such as PG&E Corp. and Sherwin-Williams Co. -- as their market prices advanced toward our estimate of their long-term values. We used the proceeds of these sales to add to existing holdings and to establish new positions at compelling prices.

MARKET OUTLOOK: As of May 31, 2004 the Fund's most substantial weightings were in the diversified telecom services, pharmaceuticals, and food & staples retailing industries. Keep in mind that the Fund's weightings for industries are not the product of "top-down" forecasts or opinions regarding industry growth, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their long-term values. We believe this strategy may provide patient investors with favorable results.

PORTFOLIO MANAGERS' REPORT                               ING LARGECAP VALUE FUND

[CHART]

           ING LARGECAP VALUE FUND CLASS A   ING LARGECAP VALUE FUND CLASS A
                 WITH SALES CHARGE(a)            WITHOUT SALES CHARGE(b)       RUSSELL 1000 VALUE INDEX(c)   RUSSELL 1000 INDEX(d)
2/2/2004              $   9,425                         $   10,000                      $   10,000                 $   10,000
2/29/2004             $   9,359                         $    9,930                      $   10,214                 $   10,139
3/31/2004             $   9,095                         $    9,650                      $   10,125                 $   10,000
4/30/2004             $   9,152                         $    9,710                      $    9,877                 $    9,819
5/31/2004             $   9,095                         $    9,650                      $    9,978                 $    9,961

                                           AVERAGE ANNUAL TOTAL RETURNS
                                        FOR THE PERIODS ENDED MAY 31, 2004
                                   ---------------------------------------------
                                   SINCE INCEPTION OF         SINCE INCEPTION OF
                                   CLASS A AND CLASS B             CLASS C
                                    FEBRUARY 2, 2004           FEBRUARY 3, 2004
                                   -------------------        ------------------
      Including Sales Charge:
        Class A(1)                      (9.05)%                      --
        Class B(2)                      (8.51)%                      --
        Class C(3)                         --                     (4.28)%
      Excluding Sales Charge:
        Class A                         (3.50)%                      --
        Class B                         (3.70)%                      --
        Class C                            --                     (3.31)%
      Russell 1000 Value Index(4)       (0.22)%(6)                (0.22)%(6)
      Russell 1000 Index(5)             (0.39)%(6)                (0.39)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Value Fund against the Russell 1000 Value Index and the Russell 1000 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later recoupment during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5%.

(3)  Reflects deduction of the Class C deferred sales charge of 1%.

(4) THE RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5) THE RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(6)  Since inception performance for the index is shown from February 1, 2004.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. In exchange for higher growth potential this Fund may invest in stocks of mid-sized companies that may entail greater price volatility and less liquidity than investing in stocks of larger companies. From time to time, the stock market may not favor value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or may not favor equities at all. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

ING MAGNACAP FUND                                     PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by William
F. Coughlin, CFA, Aeltus Investment Management, Inc. * -- the Sub-Adviser.

GOAL: The ING MagnaCap Fund (the "Fund") seeks growth of capital, with dividend income as a secondary consideration.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 17.64% compared to 19.82% for the Russell 1000 Value Index(5).

PORTFOLIO SPECIFICS: The ING MagnaCap Fund underperformed the Russell 1000 Value Index benchmark during the fiscal year ended May 31, 2004. For the twelve month period, favorable sector allocation was more than offset by disappointing stock selection, especially in the financial services sector. With respect to sector allocation, a zero weighting in utilities generated the biggest gain. An overweighted position in the strongly performing industrials sector and underweighting the weak telecommunication services sector also contributed positively to annual results. On the other hand, stock selection in financial services was the most important cause of the Fund's less than benchmark performance as holdings such as Fannie Mae, Freddie Mac, and FleetBoston all negatively impacted results. Other than the financial services sector, overall stock selection was positive, with good results turned in by Intel Corp., General Dynamics Corp., Honeywell Intl., Inc., McDonald's Corp., and Merrill Lynch & Co., Inc.

MARKET OUTLOOK: The equity markets have posted positive results for the first several months of 2004, but much of the enthusiasm and speculation that was seen in 2003 is not nearly as evident this year. In our view, the outlook for equity prices remains favorable. Despite a gradual Federal Reserve tightening of monetary policy, slightly higher inflation, and a difficult worldwide geopolitical situation, earnings multiples remain reasonable and corporate profits still remain in an uptrend. Clearly, investors are undecided as to the outcome of the November Presidential election and the eventual winner's impact on the economy, stock market, and global situation. As a result, we believe that the market indices may remain in a reasonably narrow range for the next few months with large-cap, higher quality companies providing the market's leadership. Given the favorable environment we see ahead for stocks, we believe the Fund is well positioned in high quality, large-capitalization companies with strong balance sheets, low valuations, strong management teams, favorable operating outlooks, and catalysts in place that will, in our opinion, lead to higher share prices.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                                     ING MAGNACAP FUND

[CHART]

            ING MAGNACAP FUND CLASS A   ING MAGNACAP FUND CLASS A     RUSSELL 1000    RUSSELL 1000     S&P BARRA
              WITH SALES CHARGE(a)       WITHOUT SALES CHARGE(b)     VALUE INDEX(c)     INDEX(d)     VALUE INDEX(e)
5/31/94             $    9,424                  $   10,000             $   10,000      $   10,000     $   10,000
5/31/95             $   10,991                  $   11,663             $   11,597      $   11,897     $   11,699
5/31/96             $   13,574                  $   14,404             $   14,637      $   15,401     $   14,736
5/31/97             $   17,005                  $   18,044             $   18,708      $   19,581     $   18,483
5/31/98             $   21,176                  $   22,470             $   24,818      $   25,594     $   23,847
5/31/99             $   23,758                  $   25,210             $   28,425      $   30,791     $   26,947
5/31/2000           $   25,225                  $   26,767             $   27,917      $   34,474     $   27,643
5/31/2001           $   23,935                  $   25,397             $   30,061      $   30,761     $   29,611
5/31/2002           $   21,327                  $   22,630             $   28,393      $   26,657     $   25,057
5/31/2003           $   18,670                  $   19,811             $   26,162      $   24,601     $   22,869
5/31/2004           $   21,964                  $   23,306             $   31,346      $   29,253     $   27,535

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                               ---------------------------------------------------------------------------
                                                                      SINCE INCEPTION      SINCE INCEPTION
                                                                     OF CLASS B AND M        OF CLASS C
                               1 YEAR       5 YEAR       10 YEAR       JULY 17, 1995        JUNE 1, 1999
                               ------       ------       -------     ----------------      ---------------
Including Sales Charge:
   Class A(1)                  10.88%       (2.71)%        8.20%            --                     --
   Class B(2)                  11.86%       (2.50)%          --           7.04%                    --
   Class C(3)                  15.86%          --            --             --                  (2.25)%
   Class M(4)                  13.03%       (2.66)%          --           6.89%                    --
Excluding Sales Charge:
   Class A                     17.64%       (1.56)%        8.84%            --                     --
   Class B                     16.86%       (2.24)%          --           7.04%                    --
   Class C                     16.86%          --            --             --                  (2.25)%
   Class M                     17.13%       (1.97)%          --           7.32%                    --
Russell 1000 Value Index(5)    19.82%        1.98%        12.10%         11.31%(9)               1.98%
Russell 1000 Index(6)          18.91%       (1.02)%       11.33%          9.93%(9)              (1.02)%
S&P Barra Value Index(7)(8)    20.40%        0.46%        10.66%          9.67%(9)               0.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the Russell 1000 Value Index, Russell 1000 Index and the S&P Barra Value Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5) THE RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(6) THE RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(7) THE S&P BARRA VALUE INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

(8) The Fund invests in value securities that meet the Fund's disciplined investment criteria. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.

(9)  Since inception performance for index is shown from August 1, 1995.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments. The value of convertible or debt securities may fall when interest rates rise. From time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks, or small company stocks or may not favor equities at all. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

ING MIDCAP VALUE FUND                                 PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: Brandes Investment Partners, LLC is the Sub-Adviser. Brandes Mid Cap Investment Comittee is responsible for making the day-to-day investment decisions for the Fund.

GOAL: The ING MidCap Value Fund (the "Fund") seeks long-term capital appreciation generally by investing at least 80% of its assets in equity markets of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 37.92% compared to 27.19% for the Russell MidCap Value Index(4).

PORTFOLIO SPECIFICS: The Fund's advance during the period was broad-based, with positions in a wide range of industries registering gains. Advances for holdings in auto components and in insurance made the most substantial contribution to returns. Strong performers in these industries included Visteon Corp. and Allmerica Financial Corp.

Positions in communications equipment and in specialty retail also tended to register significant gains. In contrast, holdings in airlines and in food & staples retailing generally declined.

During the period, we eliminated exposure to several holdings as their market prices advanced toward our estimate of their long-term values. For example, we sold Allmerica Financial Corp. Smithfield Foods, Inc., and Avaya, Inc.

We purchased shares of companies such as Winn-Dixie Stores, Inc. and CenturyTel, Inc. at prices that we consider compelling. We also took advantage of attractive prices by adding to select existing holdings.

MARKET OUTLOOK: As of May 31, 2004, the Fund's most substantial industry weightings were in insurance and in auto components. Keep in mind that the Fund's weightings for industries are not the product of "top-down" forecasts or opinions regarding industry growth, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their long-term values. We believe this strategy may provide patient investors with favorable results.

PORTFOLIO MANAGERS' REPORT                                 ING MIDCAP VALUE FUND

[CHART]

                ING MIDCAP VALUE FUND CLASS A   ING MIDCAP VALUE FUND CLASS A
                      WITH SALES CHARGE             WITHOUT SALES CHARGE        RUSSELL MIDCAP VALUE INDEX
2/1/2002                   $    9,425                    $   10,000                      $   10,000
5/31/2002                  $    9,689                    $   10,280                      $   10,659
5/31/2003                  $    8,048                    $    8,538                      $   10,048
5/31/2004                  $   11,099                    $   11,776                      $   12,779


                                                AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED MAY 31, 2004
                                       ---------------------------------------------
                                                 SINCE INCEPTION    SINCE INCEPTION
                                                    OF CLASS A      OF CLASS B AND C
                                       1 YEAR    FEBRUARY 1, 2002   FEBRUARY 4, 2002
                                       ------    ----------------   ----------------
      Including Sales Charge:
        Class A(1)                     29.99%          4.58%               --
        Class B(2)                     31.81%            --              6.04%
        Class C(3)                     35.69%            --              7.19%
      Excluding Sales Charge:
        Class A                        37.92%          7.27%               --
        Class B                        36.81%            --              7.23%
        Class C                        36.69%            --              7.19%
      Russell MidCap Value Index(4)    27.19%         11.08%            11.08%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Fund against the Russell MidCap Value Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later recoupment during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectfully, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) THE RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(5)  Since inception performance for index is shown from February 1, 2002.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. In exchange for higher growth potential, investing in stocks of mid-sized companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. From time to time, the stock market may not favor the mid-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large or small company stocks, or may not favor equities at all. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if it cannot sell a security at the time and price beneficial to the Fund. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

ING SMALLCAP VALUE FUND                               PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: Brandes Investment Partners, LLC is the Sub-Adviser. Brandes Small Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

GOAL: The ING SmallCap Value Fund (the "Fund") seeks long-term capital appreciation generally by investing at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 52.83% compared to the Russell 2000 Value Index(4) and the Russell 2000 Index(5) for which the total returns were 30.81% and 30.29%, respectively.

PORTFOLIO SPECIFICS: The Fund's advance during the period was broad-based, with positions in a wide range of industries registering gains. Advances for holdings in leisure equipment & products and in textiles, apparel & luxury goods made the most substantial contribution to returns. Strong performers in these industries included Midway Games, Inc. and Skechers U.S.A., Inc.

Positions in auto components and in healthcare providers & services also tended to register significant gains. In contrast, holdings in airlines and food and staples retailing declined.

During the period, we eliminated exposure to several holdings as their market prices advanced toward our estimate of their long-term values. For example, we sold Skechers U.S.A., Inc., K2, Inc., and Avaya, Inc.

We purchased shares of companies such as Delta Air Lines, Inc., Winn-Dixie Stores, Inc., and Interstate Bakeries at prices that we consider compelling. We also took advantage of attractive prices by adding to select existing holdings.

MARKET OUTLOOK: As of May 31, 2004, the Fund's most substantial industry weightings were in auto components and in machinery. Keep in mind that the Fund's weightings for industries are not the product of "top-down" forecasts or opinions regarding industry prospects, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their long-term values. We believe this strategy may provide patient investors with favorable results.

PORTFOLIO MANAGERS' REPORT                               ING SMALLCAP VALUE FUND

[CHART]

             ING SMALLCAP VALUE FUND CLASS A   ING SMALLCAP VALUE FUND CLASS A
                    WITH SALES CHARGE                WITHOUT SALES CHARGE        RUSSELL 2000 VALUE INDEX   RUSSELL 2000 INDEX
2/1/2002                 $    9,425                       $   10,000                      $   10,000            $   10,000
5/31/2002                $   10,009                       $   10,620                      $   10,825            $   10,133
5/31/2003                $    9,026                       $    9,576                      $   10,013            $    9,303
5/31/2004                $   13,794                       $   14,636                      $   13,099            $   12,122

                                AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                            -----------------------------------------------------------------------
                                       SINCE INCEPTION       SINCE INCEPTION       SINCE INCEPTION
                                          OF CLASS A            OF CLASS B            OF CLASS C
                            1 YEAR     FEBRUARY 1, 2002      FEBRUARY 4, 2002      FEBRUARY 7, 2002
                            ------     ----------------      ----------------      ----------------
Including Sales Charge:
   Class A(1)               44.05%          14.81%                 --                     --
   Class B(2)               46.80%             --               16.72%                    --
   Class C(3)               50.86%             --                  --                  18.32%
Excluding Sales Charge:
   Class A                  52.83%          17.77%                 --                     --
   Class B                  51.80%             --               17.77%                    --
   Class C                  51.86%             --                  --                  18.32%
Russell 2000 Value Index(4) 30.81%          12.26%              12.26%(6)              12.26%(6)
Russell 2000 Index(5)       30.29%           8.60%               8.60%(6)               8.60%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Fund against the Russell 2000 Value Index and Russell 2000 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later recoupment during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) THE RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(5) THE RUSSELL 2000 INDEX consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6)  Since inception performance for index is shown from February 1, 2002.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. In exchange for higher growth potential, investing in stocks of small-sized companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. From time to time, the stock market may not favor the small-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks, or large company stocks or may not favor equities at all. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if it cannot sell a security at the time and price beneficial to the Fund. The lending of securities may have a leveraging effect, which may increase the Fund's volatility. Convertible securities have investment characteristics of both equity and debt securities.

ING TAX EFFICIENT EQUITY FUND                         PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by James
A. Vail, CFA, Aeltus Investment Management, Inc. * -- the Sub-Adviser.

GOAL: The ING Tax Efficient Equity Fund (the "Fund") seeks capital appreciation. The Fund seeks to provide taxable investors with a high total return on an after-tax basis.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 16.53% compared to 18.32% for the Standard & Poor's (S&P) 500 Index(4).

PORTFOLIO SPECIFICS: Performance was aided by the Fund's holdings in economically sensitive sectors, specifically materials, technology, and industrials. Specific holdings, such as Freeport-McMoRan Copper & Gold, Inc., National Semi-Conductor Corp. and Applied Materials, Inc. in particular were strong performers as were Tyco Intl. Ltd. and Eaton Corp. in industrials. We were somewhat restrained our holdings and the consumer staples sector and an underweight in energy.

MARKET OUTLOOK: We are encouraged by the continued economic expansion both here and overseas. While China is slowing, its growth is still above average and other Asian economics appear to be accelerating. In the United States, job growth has been strong for several months, and the manufacturing sector has begun to improve. Looking ahead, we remain committed to sectors that should benefit from a stronger global expansion. The materials sector has been underinvested for 10 years, and with demand growing, prices should remain above historic medians for the intermediate term. Thus, the Fund will likely remain overweight in basic commodities. The industrials sector, which the Fund is overweight, is seeing both demand and pricing improvements, leading to margin expansion and attractive earning growth. As we move further into this economic expansion, our focus may shift toward later cycle participants, and we have added consumer discretionary names. Overall, however, we see little need for wholesale changes in the portfolio but may implement individual stock changes where valuations warrant. As mentioned, we plan to focus on later cycle sectors in anticipation of greater investor interest later in 2004 and into 2005.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                         ING TAX EFFICIENT EQUITY FUND

[CHART]

             ING TAX EFFICIENT FUND CLASS A   ING TAX EFFICIENT FUND CLASS A
                  WITH SALES CHARGE(a)            WITHOUT SALES CHARGE(b)      S&P 500 INDEX(c)
12/1/98               $     9,425                       $    10,000              $    10,000
5/31/99               $    10,886                       $    11,550              $    11,262
5/31/2000             $    11,984                       $    12,715              $    12,450
5/31/2001             $    10,930                       $    11,597              $    11,135
5/31/2002             $     9,460                       $    10,037              $     9,592
5/31/2003             $     8,207                       $     8,708              $     8,820
5/31/2004             $     9,564                       $    10,147              $    10,437

                                         AVERAGE ANNUAL TOTAL RETURNS
                                      FOR THE PERIODS ENDED MAY 31, 2004
                                  ------------------------------------------
                                                            SINCE INCEPTION
                                  1 YEAR       5 YEAR      DECEMBER 15, 1998
                                  ------       ------      -----------------
      Including Sales Charge:
        Class A(1)                 9.83%       (3.70)%          (0.81)%
        Class B(2)                10.64%       (3.62)%          (0.56)%
        Class C(3)                14.63%       (3.25)%          (0.45)%
      Excluding Sales Charge:
        Class A                   16.53%       (2.55)%           0.27%
        Class B                   15.64%       (3.23)%          (0.37)%
        Class C                   15.63%       (3.25)%          (0.45)%
      S&P 500 Index(4)            18.32%       (1.51)%           0.78%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Tax Efficient Equity Fund against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later recoupment during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) THE S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(5)  Since inception performance for index is shown from December 1, 1998.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of mid-sized and smaller companies may entail greater price volatility than investing in those of larger companies. The Fund is managed to provide high after-tax returns. Therefore, it may not provide as high a return before tax as other funds, as a result may not be suitable for investors who are not subject to current income tax. The Fund could lose money if it cannot sell a security at the time and price beneficial to the Fund. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

ING CONVERTIBLE FUND                                  PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Anuradha Sahai, Aeltus Investment Management, Inc. * -- the Sub-Adviser.

GOAL: The ING Convertible Fund (the "Fund") seeks maximum total return, consisting of capital appreciation and current income.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class A Shares, excluding sales charges, provided a total return of 14.52% compared to 13.31% and 13.02% for the Merrill Lynch ("ML") Convertible Index(4) and First Boston Convertible Index(5), respectively.

PORTFOLIO SPECIFICS: The Fund was relatively defensively positioned versus its peer group as well as the ML Convertible Index at the beginning of the last twelve months. With the shift in the market orientation, the fund orientation also shifted from its more defensive stance. The adoption of a barbell approach with heavier weights in more defensive bond-like higher income names along with some equity sensitive names having good fundamentals helped the Fund participate more during the rallies. This proved successful as the Fund tended to outperform in general on both down days as well as up days versus its peer group.

As evidenced by the NASDAQ returns, the technology sector was the driver of the majority of the gains in the convertible market due to its heavy weight in the ML Convertible Index. Despite the slight underweighting of the Fund to the benchmark the Fund outperformed in the sector as a result of security selection. Overweighting and security selection also aided the Fund in beating the benchmark handily in the telecom sector, which provided the next best return after technology versus the ML Convertible Index. Security selection was the major driver of performance in the financials, transportation and consumer staples sectors as well. An overweight sensitivity in the materials and energy sectors also benefited the Fund. This was offset by significant underperformance in healthcare, due to underweighting and absence of owning certain biotech names, which multiplied on one-time events.

The Fund also underperformed in the consumer discretionary and media sectors, due to the underweighting in these sectors initially. Utilities was the only sector that hurt the Fund as a consequence of overweighting in the sector and exposure to one holding that had pronounced underperformance. Overall, security selection was the key to out performance of the Fund versus the benchmarks as well as the peer group.

MARKET OUTLOOK: US economic indicators continue to improve, but we still believe that equity market valuations nonetheless reflect some over optimism about the strength of the US economic recovery. Inflationary fears, along with geopolitical concerns, decrease the visibility for the financial markets going into the rest of the year.

In these volatile times, we believe convertible securities are attractive relative to comparable asset classes due to their bond floor downside protection while providing equity-like upside. Despite the fear of higher rates, improving balance sheets and lower default risk should keep bond floors from dropping much. We continue to look for companies across the spectrum that will benefit from a gradually recovering economy as we expect the market will likely reward companies that typically profit in the recovery part of the cycle. We are looking to increase our weighting in the consumer cyclical sector to participate in the upside these sectors may witness with the improving economic picture as well as from the benefit of an election year this year. We are also looking to increase our healthcare weighting through active security selection, as the Fund is significantly underweight the sector coming out of the last twelve months. A bottom up approach, which relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy, continues to be the foundation for our investment decisions.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                                  ING CONVERTIBLE FUND

[CHART]

              ING CONVERTIBLE FUND CLASS A    ING CONVERTIBLE FUND CLASS A       MERRILL LYNCH           FIRST BOSTON
                  WITH SALES CHARGE(a)           WITHOUT SALES CHARGE(b)      CONVERTIBLE INDEX(c)   CONVERTIBLE INDEX(d)
5/31/94                 $   9,427                        $  10,000                 $  10,000               $  10,000
5/31/95                 $   9,690                        $  10,279                 $  10,947               $  11,296
5/31/96                 $  12,529                        $  13,290                 $  13,476               $  13,692
5/31/97                 $  14,304                        $  15,172                 $  14,814               $  14,653
5/31/98                 $  17,417                        $  18,475                 $  17,752               $  16,930
5/31/99                 $  21,405                        $  22,706                 $  19,596               $  18,675
5/31/2000               $  29,123                        $  30,892                 $  24,655               $  23,770
5/31/2001               $  25,818                        $  27,387                 $  22,829               $  22,533
5/31/2002               $  22,839                        $  24,226                 $  21,657               $  20,717
5/31/2003               $  24,618                        $  26,114                 $  23,630               $  23,036
5/31/2004               $  28,193                        $  29,905                 $  26,775               $  26,036

                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                                          --------------------------------------------------------------------
                                                                                            SINCE INCEPTION
                                                                                              OF CLASS B
                                              1 YEAR         5 YEAR         10 YEAR          MAY 31, 1995
                                              ------         ------         -------         ---------------
Including Sales Charge:
   Class A(1)                                  7.94%          4.41%          10.86%                --
   Class B(2)                                  8.75%          4.74%             --               11.95%
   Class C(3)                                 12.72%          5.02%          10.83%                 --
Excluding Sales Charge:
   Class A                                    14.52%          5.66%          11.52%                 --
   Class B                                    13.75%          5.01%             --               11.95%
   Class C                                    13.72%          5.02%          10.83%                 --
Merrill Lynch Convertible Index(4)            13.31%          6.44%          10.35%              10.45%(6)
First Boston Convertible Index(5)             13.02%          6.87%          10.04%               9.72%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Convertible Fund against the Merrill Lynch Convertible Index and the First Boston Convertible Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) THE MERRILL LYNCH CONVERTIBLE INDEX is a market capitalization-weighted index including all non-mandatory domestic corporate convertible securities with at least on overall par of $50 million market value.

(5) THE FIRST BOSTON CONVERTIBLE INDEX is an index representing the universe of convertible securities.

(6)  Since inception performance for index is shown from June1,1995.

PRINCIPAL RISK FACTOR(S): Convertible securities have investment characteristics of both equity and debt securities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small- and medium-sized companies, which may be more susceptible to greater price swings and less liquid than larger companies. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates then the underlying common stock, but less sensitive than a fixed rate corporate bond. This Fund may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities. The Fund could lose money if it cannot sell a security at the time and price beneficial to the Fund. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

ING EQUITY AND BOND FUND                              PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by James A. Vail, CFA, manages the Equity Portfolio, and a team of investment professionals led by James B. Kauffmann manages the Bond Portfolio. Both are with Aeltus Investment Management, Inc. * -- the Sub-Adviser.

GOAL: The ING Equity and Bond Fund (the "Fund") seeks a balance of long-term capital appreciation and current income.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 8.84%, compared to 18.32% for the Standard & Poor's ("S&P") 500 Index(4), -0.44% for the Lehman Brothers Aggregate Bond Index(5), and 10.58% for the Composite Index (60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index).

PORTFOLIO SPECIFICS: Equity performance was aided by our strategy of focusing on holdings that would benefit from an expanding global economy. For example, our positions in Alcoa, Inc. and Freeport-McMoRan Copper & Gold, Inc. performed strongly, with both stocks returning 30% versus the 18.32% for the S&P 500 Index. Also contributing to our strong performance was our position in Hartford Financial Services Group, Inc., which gained 44% in the 12 months ended May 31, 2004. Also contributing positively to results was an underweight position in consumer staples and stock selection within industrials, especially Tyco International Ltd. and Eaton Corp., which had good gains over the period. Performance was hindered by being underweight technology, specifically Cisco Systems, Inc.

In the fixed income component of the Fund, the chief sources of our relative outperformance for the first half of the reporting period were overweights in longer-dated and lower quality investment-grade credits as well as high yield and emerging markets debt. Long-duration credit and low quality credit both outperformed shorter duration and high quality names. An overweight to mortgage-backed securities also boosted excess returns except in July; however, the exposure to mortgage-backed securities varied over the course of the year. We initiated a short duration posture early in the period, which eventually proved beneficial as the economic expansion proved sustainable in 2004. However, our continued overweight to longer-dated and lower-rated corporates was generally negative later in that year. Negative headlines about the government-sponsored enterprises provided many trading opportunities.

MARKET OUTLOOK: We are encouraged by the continued economic expansion both here and overseas. While China is slowing, its growth is still above average and other Asian economics appear to be accelerating. In the United States, job growth has been strong for several months, and the manufacturing sector has begun to improve. Looking ahead, we remain committed to sectors that will benefit from a stronger global expansion. The materials sector has been underinvested for 10 years, and with demand growing, prices should remain above historic medians for the intermediate term. Thus, the Fund will likely remain overweight in basic commodities. The industrials sector, where the Fund is overweight, is seeing both demand and pricing improvements, leading to margin expansion and attractive earning growth. As we move further into this economic expansion, our focus may shift toward later cycle participants, and we have added consumer discretionary names. Overall, however, we see little need for wholesale changes in the portfolio but may implement individual stock changes where valuations warrant. As mentioned, we plan to focus on later cycle sectors in anticipation of greater investor interest later in 2004 and into 2005.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                              ING EQUITY AND BOND FUND

[CHART]

                 ING EQUITY AND         ING EQUITY AND                         LEHMAN BROTHERS
                BOND FUND CLASS A      BOND FUND CLASS A                        AGGREGATE BOND  COMPOSITE    S&P Barra
              WITH SALES CHARGE(a)  WITHOUT SALES CHARGE(b)  S&P 500 INDEX(c)      INDEX(d)     INDEX(e)   VALUE INDEX(f)
5/31/94             $   9,423               $  10,000            $  10,000         $  10,000    $  10,000     $  10,000
5/31/95             $  10,381               $  11,016            $  12,016         $  11,148    $  11,668     $  11,699
5/31/96             $  12,991               $  13,786            $  15,446         $  11,637    $  13,812     $  14,736
5/31/97             $  13,993               $  14,849            $  20,009         $  12,605    $  16,688     $  18,483
5/31/98             $  17,769               $  18,856            $  26,168         $  13,980    $  20,480     $  23,847
5/31/99             $  20,709               $  21,976            $  31,692         $  14,589    $  23,507     $  26,947
5/31/2000           $  20,673               $  21,938            $  35,038         $  14,897    $  24,249     $  27,643
5/31/2001           $  20,725               $  21,993            $  31,335         $  16,850    $  24,921     $  29,611
5/31/2002           $  19,589               $  20,787            $  26,993         $  18,215    $  23,611     $  25,057
5/31/2003           $  19,460               $  20,651            $  24,823         $  20,324    $  23,624     $  22,869
5/31/2004           $  21,181               $  22,477            $  29,371         $  20,234    $  26,122     $  27,535

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                                            ----------------------------------------------------------------
                                                                                            SINCE INCEPTION
                                                                                               OF CLASS B
                                              1 YEAR         5 YEAR         10 YEAR           MAY 31, 1995
                                              ------         ------         -------         ---------------
Including Sales Charge:
   Class A(1)                                  2.58%         (0.73)%         7.87%                  --
   Class B(2)                                  3.05%         (0.50)%           --                 7.59%
   Class C(3)                                  7.04%         (0.22)%         7.81%                  --
Excluding Sales Charge:
   Class A                                     8.84%          0.45%          8.51%                  --
   Class B                                     8.05%         (0.23)%           --                 7.59%
   Class C                                     8.04%         (0.22)%         7.81%                  --
S&P 500 Index(4)                              18.32%         (1.51)%        11.38%               10.44%(7)
Lehman Brothers Aggregate Bond Index(5)       (0.44)%         6.76%          7.30%                6.85%(7)
Composite Index (60% S&P 500 Index/40%
   Lehman Brothers Aggregate Bond Index)      10.58%          2.13%         10.08%                9.37%(7)
S&P Barra Value Index(6)                      20.40%          0.46%         10.66%                9.98%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity and Bond Fund against the S&P 500 Index, Lehman Brothers Aggregate Bond Index, Composite Index and the S&P Barra Value Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later recoupment during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) THE S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(5) THE LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

(6) THE S&P BARRA VALUE INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

(7)  Since inception performance for index is shown from June 1, 1995.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities. The Fund may invest in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. High yields reflect the higher credit risks associated with certain lower-rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. High yield securities and securities of smaller companies may be less liquid and more volatile than other investments. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company, in addition to the expenses of the Fund. The Fund's portfolio turnover rate impacts performance. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

ING REAL ESTATE FUND                                  PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: T. Ritson Ferguson, CFA, Managing Director and Chief Investment Officer and Kenneth D. Campbell, Managing Director, ING Clarion Real Estate Securities L.P., the Sub-Adviser.

GOAL: The ING Real Estate Fund (the "Fund") seeks total return.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 26.79% compared to 27.91% for the Dow Jones Wilshire Real Estate Securities Index(5).

PORTFOLIO SPECIFICS: Real estate stocks have delivered good returns over the last twelve months. The ING Real Estate Fund's Class A shares underperformed the Dow Jones Wilshire Real Estate Securities Index return of 27.91%. Over the last twelve months, real estate stocks outperformed the S&P 500 index (up 18.32%) and the Lehman Brothers Composite Bond Index (down -1.63%).

Strong returns by sector in the last year were from the hotel, mall, and health care sectors. Our underweighting of the hotel sector in the first half of the last twelve months hurt our relative performance. We were overweight in the mall and health care sectors throughout the past year, and our underweighting in the laggard apartment and industrial sectors also helped performance. At this point, we are generally neutral in our sector allocations, having recently reduced our long-term overweighting of the retail sector.

Real estate stocks have experienced some increased volatility in April and May. Traditionally real estate stock returns have only about 65% of the volatility of the S&P 500 Index and half the volatility of the Russell 2000 Index. REITs have also been a source of consistent and growing current income. Despite the weak economy, REIT dividends increased by about 2% last year. By a margin of 9 to 1, companies increasing their dividends outnumbered those cutting dividends in 2003, demonstrating the durability of real estate company earnings, even in a sluggish real estate environment. Already in 2004, we have seen approximately 42 companies increase their dividends.

MARKET OUTLOOK: With growing evidence that the U.S. economic recovery is gaining strength, the outlook for real estate fundamentals is improving. We look for the earnings growth rate for REITs to nearly double from 4% in 2004 to almost 8% in 2005. Positive earnings growth is expected in every property sector for the first time in two years. The improving earnings outlook should help offset the impact of higher interest rates on REIT stock prices.

As of the end of May, REITs are trading at fair value relative to three broad measures of value. REITs are now trading at Net Asset Value (the estimate of the private market value of a company's real estate assets net of debt), at a 12.2 times forward multiple of earnings before depreciation, and at a 5.6% dividend yield, which represents a 100 basis point spread to the 10-year bond yield.

As long as new stock issuance remains disciplined as it was in 2003, stock prices should improve with earnings growth. The pipeline of Initial Public Offerings (IPOs) is growing but remains modest at less than 2% of the existing real estate company market capitalization. We will likely be discriminating buyers of these new entrants to the public real estate company universe. In the meantime, we expect REITs, which offer relatively high yields and solid earnings prospects, to retain their appeal to investors, given the alternatives.

PORTFOLIO MANAGERS' REPORT                                  ING REAL ESTATE FUND

                  ING REAL ESTATE FUND          ING REAL ESTATE FUND        DOW JONES WILSHIRE REAL
               CLASS A WITH SALES CHARGE     CLASS A WITHOUT SALES CHARGE   ESTATE SECURITIES INDEX
12/20/2002              $    9,425                      $   10,000                 $   10,000
5/31/2003               $   10,625                      $   11,273                 $   11,130
5/31/2004               $   13,472                      $   14,293                 $   14,236


                                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2004
                                              --------------------------------------------------------------------------
                                                             SINCE INCEPTION       SINCE INCEPTION       SINCE INCEPTION
                                                               OF CLASS A            OF CLASS B            OF CLASS C
                                               1 YEAR       DECEMBER 20, 2002     NOVEMBER 20, 2002     JANUARY 17, 2003
                                               ------       -----------------     -----------------     ----------------
Including Sales Charge:
   Class A(1)                                  19.50%             22.87%                   --                   --
   Class B(2)                                  20.81%                --                 23.38%                  --
   Class C(3)                                  24.75%                --                    --                30.54%
Excluding Sales Charge:
   Class A                                     26.79%             28.01%                   --                   --
   Class B                                     25.81%                --                 25.71%                  --
   Class C                                     25.75%                --                    --                30.54%
Dow Jones Wilshire Real Estate Securities
  Index(5)                                     27.91%             28.32%(6)             27.78%(7)            33.26%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the Dow Jones Wilshire Real Estate Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later recoupment during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects performance of predecessor mutual fund, CRA Realty Shares portfolio through November 4, 2002, when the reorganization was completed.

(5) THE DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted.

(6)  Since inception for the index is shown from January 1, 2003.

(7)  Since inception for the index is shown from December 1, 2002.

(8)  Since inception for the index is shown from February 1, 2003.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in real estate equities and volatility due to non-diversification of investments. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund is subject to risks similar to those associated with the direct ownership of real estate. Because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and credit worthiness of the issuer REITs may also be affected by tax and regulatory requirements. The Fund may invest in small- and mid-sized companies, which may be more susceptible to price swings and less liquidity than larger companies. A significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline. The Fund could lose money if it cannot sell a security at the time and price beneficial to the Fund. The lending of securities may have a leveraging effect, which may increase the Fund's volatility.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors / Trustees and
Shareholders of
ING Investment Funds, Inc. and ING Equity Trust

We have audited the accompanying statements of assets and liabilities of ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Disciplined LargeCap Fund, ING Financial Services Fund, ING LargeCap Value Fund, ING MagnaCap Fund, ING MidCap Value Fund, ING SmallCap Value Fund, ING Tax Efficient Equity Fund, ING Convertible Fund, ING Equity and Bond Fund, and ING Real Estate Fund, including the portfolios of investments, as of May 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods presented herein, and the financial highlights for each of the years or periods presented herein, except for the ING MidCap Opportunities Fund and ING SmallCap Opportunities Fund for which we audited the financial highlights for all periods ended on or after December 31, 2000 and the ING Disciplined LargeCap Fund and the ING Tax Efficient Equity Fund for which we audited the financial highlights for all periods ended on or after May 31, 2001. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ended prior to January 1, 2000, the financial highlights of MidCap Opportunities Fund and SmallCap Opportunities Fund were audited by other auditors whose report thereon dated February 17, 2000 expressed an unqualified opinion on those financial highlights. For all periods ended prior to November 1, 2000, the financial highlights of ING Disciplined LargeCap Fund and ING Tax Efficient Equity Fund were audited by other auditors whose report thereon dated December 5, 2000 expressed an unqualified opinion in those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and indicated as having been audited by us present fairly, in all material respects, the financial position of ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Disciplined LargeCap Fund, ING Financial Services Fund, ING LargeCap Value Fund, ING MagnaCap Fund, ING MidCap Value Fund, ING SmallCap Value Fund, ING Tax Efficient Equity Fund, ING Convertible Fund, ING Equity and Bond Fund, and ING Real Estate Fund as of May 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Boston, Massachusetts
July 16, 2004

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004

                                                        ING             ING               ING             ING             ING
                                                     LARGECAP          MIDCAP           SMALLCAP      DISCIPLINED      FINANCIAL
                                                      GROWTH       OPPORTUNITIES     OPPORTUNITIES      LARGECAP       SERVICES
                                                       FUND             FUND             FUND             FUND           FUND
                                                  --------------   --------------   --------------   -------------   -------------
ASSETS:
Investments in securities at value+*              $  318,705,951   $  465,098,311   $  251,352,116   $  75,124,134   $ 317,750,469
Short-term investments at amortized cost              70,673,534      122,409,899       62,176,797       3,481,885              --
Repurchase agreement                                          --        3,854,000        2,331,000         782,000       4,994,000
Cash                                                   1,650,568              121              275             936             957
Cash collateral for futures                                   --               --               --          64,000              --
Receivables:
     Investment securities sold                        1,739,759        1,636,158        2,713,413       5,519,499       1,105,116
     Fund shares sold                                  7,283,570           92,358           91,957           2,991          33,138
     Dividends and interest                              155,146           93,468           44,773         117,062         250,804
Prepaid expenses                                          21,668           44,782           21,036          13,899          11,104
Reimbursement due from manager                             2,200               --               --              --              --
                                                  --------------   --------------   --------------   -------------   -------------
         Total assets                                400,232,396      593,229,097      318,731,367      85,106,406     324,145,588
                                                  --------------   --------------   --------------   -------------   -------------
LIABILITIES:
Payable for investment securities purchased            1,750,783        4,422,549        2,483,738       4,921,076       1,219,471
Payable for fund shares redeemed                         848,811          801,521          526,461         228,678       1,285,584
Payable for futures variation margin                          --               --               --           2,400              --
Payable upon receipt of securities loaned             70,673,534      122,409,899       62,176,797       3,481,885              --
Payable to affiliates                                    426,820          806,870          359,581          93,122         347,062
Payable for trustee fees                                   9,398           17,938            7,549           4,403          13,782
Other accrued expenses and liabilities                   493,033        1,146,393          407,379         169,969         523,442
                                                  --------------   --------------   --------------   -------------   -------------
         Total liabilities                            74,202,379      129,605,170       65,961,505       8,901,533       3,389,341
                                                  --------------   --------------   --------------   -------------   -------------
NET ASSETS                                        $  326,030,017   $  463,623,927   $  252,769,862   $  76,204,873   $ 320,756,247
                                                  ==============   ==============   ==============   =============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                   $  661,509,324   $  646,875,918   $  540,431,115   $ 121,882,327   $ 258,543,085
Undistributed net investment income                           --               --               --              --         287,053
Accumulated net realized gain (loss) on
   investments and futures                          (387,076,789)    (258,311,248)    (349,769,813)    (51,189,295)     17,442,698
Net unrealized appreciation
   on investments and futures                         51,597,482       75,059,257       62,108,560       5,511,841      44,483,411
                                                  --------------   --------------   --------------   -------------   -------------
NET ASSETS                                        $  326,030,017   $  463,623,927   $  252,769,862   $  76,204,873   $ 320,756,247
                                                  ==============   ==============   ==============   =============   =============

----------
+ Including securities on loan at value           $   68,755,615   $  120,205,540   $   59,838,204   $   3,357,020   $          --
* Cost of investments in securities               $  267,108,469   $  390,039,054   $  189,243,556   $  69,614,018   $ 273,267,058

                 See Accompanying Notes to Financial Statements

                                                       ING              ING               ING             ING             ING
                                                     LARGECAP          MIDCAP           SMALLCAP      DISCIPLINED      FINANCIAL
                                                      GROWTH       OPPORTUNITIES     OPPORTUNITIES      LARGECAP       SERVICES
                                                       FUND             FUND             FUND            FUND            FUND
                                                  --------------   --------------   --------------   -------------   -------------
CLASS A:
Net assets                                        $  109,857,866   $  133,363,268   $  105,890,459   $   5,362,230   $ 193,392,486
Shares authorized                                      unlimited        unlimited        unlimited       unlimited       unlimited
Par value                                         $         0.00   $         0.01   $         0.01   $        0.01   $        0.00
Shares outstanding                                     6,066,483       11,055,804        4,700,468         607,630       8,780,388
Net asset value and redemption price
   per share                                      $        18.11   $        12.06   $        22.53   $        8.82   $       22.03
Maximum offering price per share (5.75%)(1)       $        19.21   $        12.80   $        23.90   $        9.36   $       23.37

CLASS B:
Net assets                                        $  119,658,013   $  191,288,146   $   77,751,059   $  32,847,561   $ 127,363,761
Shares authorized                                      unlimited        unlimited        unlimited       unlimited       unlimited
Par value                                         $         0.00   $         0.01   $         0.01   $        0.01   $        0.00
Shares outstanding                                     6,810,189       16,505,031        3,741,546       3,869,913       5,844,264
Net asset value and redemption price
   per share(2)                                   $        17.57   $        11.59   $        20.78   $        8.49   $       21.79
Maximum offering price per share                  $        17.57   $        11.59   $        20.78   $        8.49   $       21.79

CLASS C:
Net assets                                        $   53,975,676   $  131,460,854   $   57,139,986   $  15,232,774             n/a
Shares authorized                                      unlimited        unlimited        unlimited       unlimited             n/a
Par value                                         $         0.00   $         0.01   $         0.01   $        0.01             n/a
Shares outstanding                                     3,081,524       11,398,544        2,755,842       1,794,672             n/a
Net asset value and redemption price
   per share(2)                                   $        17.52   $        11.53   $        20.73   $        8.49             n/a
Maximum offering price per share                  $        17.52   $        11.53   $        20.73   $        8.49             n/a

CLASS I:
Net assets                                        $   36,503,765   $    2,614,061   $   11,525,637   $  22,762,308             n/a
Shares authorized                                      unlimited        unlimited        unlimited       unlimited             n/a
Par value                                         $         0.00   $         0.01   $         0.01   $        0.01             n/a
Shares outstanding                                     1,953,203          212,061          506,411       2,532,248             n/a
Net asset value and redemption price
   per share                                      $        18.69   $        12.33   $        22.76   $        8.99             n/a
Maximum offering price per share                  $        18.69   $        12.33   $        22.76   $        8.99             n/a

CLASS Q:
Net assets                                        $    6,034,697   $    4,897,598   $      462,721             n/a             n/a
Shares authorized                                      unlimited        unlimited        unlimited             n/a             n/a
Par value                                         $         0.00   $         0.01   $         0.01             n/a             n/a
Shares outstanding                                       324,840          402,366           20,440             n/a             n/a
Net asset value and redemption price
   per share                                      $        18.58   $        12.17   $        22.64             n/a             n/a
Maximum offering price per share                  $        18.58   $        12.17   $        22.64             n/a             n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price pershare may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004

                                                       ING                               ING              ING
                                                     LARGECAP           ING             MIDCAP          SMALLCAP
                                                      VALUE           MAGNACAP           VALUE           VALUE
                                                       FUND             FUND             FUND            FUND
                                                  --------------   --------------   --------------   -------------
ASSETS:
Investments in securities at value+*              $   10,279,544   $  379,976,642   $  122,688,267   $  85,251,328
Short-term investments at amortized cost                      --       27,474,101       17,480,183      13,333,256
Repurchase agreement                                          --        1,287,000               --              --
Cash                                                     617,172              444        5,017,505       2,769,813
Receivables:
     Investment securities sold                               --               --        1,389,775          67,464
     Fund shares sold                                    341,373           19,969          972,875       6,985,180
     Dividends and interest                               18,709          669,104          207,670         116,961
Prepaid expenses                                         111,585           34,768           21,923          20,480
Reimbursement due from manager                            48,986               --               --              --
                                                  --------------   --------------   --------------   -------------
         Total assets                                 11,417,369      409,462,028      147,778,198     108,544,482
                                                  --------------   --------------   --------------   -------------
LIABILITIES:
Payable for investment securities purchased              194,918               --        2,157,067              --
Payable for fund shares redeemed                          11,505          260,900          184,524         123,447
Payable upon receipt of securities loaned                     --       27,474,101       17,480,183      13,333,256
Payable to affiliates                                     14,297          373,805          234,997         151,023
Payable for trustee fees                                     130           56,472            1,079           1,980
Other accrued expenses and liabilities                    72,810          609,710           74,373          66,878
                                                  --------------   --------------   --------------   -------------
         Total liabilities                               293,660       28,774,988       20,132,223      13,676,584
                                                  --------------   --------------   --------------   -------------
NET ASSETS                                        $   11,123,709   $  380,687,040   $  127,645,975   $  94,867,898
                                                  ==============   ==============   ==============   =============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                   $   11,176,334   $  400,911,226   $  119,502,661   $  82,997,962
Undistributed net investment income
   (accumulated net investment loss)                      45,538        1,364,430          (21,333)        (21,333)
Accumulated net realized gain (loss) on
   investments                                             8,982      (69,819,365)       6,489,820       6,653,286
Net unrealized appreciation or depreciation
   on investments                                       (107,145)      48,230,749        1,674,827       5,237,983
                                                  --------------   --------------   --------------   -------------
NET ASSETS                                        $   11,123,709   $  380,687,040   $  127,645,975   $  94,867,898
                                                  ==============   ==============   ==============   =============

----------
+ Including securities on loan at value           $           --   $   26,677,319   $   16,561,005   $  12,646,751
* Cost of investments in securities               $   10,386,689   $  331,250,367   $  121,013,440   $  80,013,345

                 See Accompanying Notes to Financial Statements

                                                       ING                               ING              ING
                                                     LARGECAP           ING             MIDCAP          SMALLCAP
                                                      VALUE           MAGNACAP          VALUE            VALUE
                                                       FUND             FUND            FUND              FUND
                                                  --------------   --------------   --------------   -------------
CLASS A:
Net assets                                        $    4,729,284   $  311,087,282   $   58,630,966   $  45,609,121
Shares authorized                                      unlimited       80,000,000        unlimited       unlimited
Par value                                         $         0.00   $         0.00   $        0.001   $       0.001
Shares outstanding                                       489,985       30,267,318        5,085,686       3,370,345
Net asset value and redemption price per share    $         9.65   $        10.28   $        11.53   $       13.53
Maximum offering price per share (5.75%)(1)       $        10.24   $        10.91   $        12.23   $       14.36

CLASS B:
Net assets                                        $    2,600,946   $   52,811,562   $   34,855,692   $  19,814,802
Shares authorized                                      unlimited       80,000,000        unlimited       unlimited
Par value                                         $         0.00   $         0.00   $        0.001   $       0.001
Shares outstanding                                       270,213        5,331,421        3,055,856       1,482,904
Net asset value and redemption price per share(2) $         9.63   $         9.91   $        11.41   $       13.36
Maximum offering price per share                  $         9.63   $         9.91   $        11.41   $       13.36

CLASS C:
Net assets                                        $    3,793,479   $   11,502,091   $   31,982,197   $  28,905,842
Shares authorized                                      unlimited       20,000,000        unlimited       unlimited
Par value                                         $         0.00   $         0.00   $        0.001   $       0.001
Shares outstanding                                       394,092        1,160,320        2,804,337       2,165,570
Net asset value and redemption price per share(2) $         9.63   $         9.91   $        11.40   $       13.35
Maximum offering price per share                  $         9.63   $         9.91   $        11.40   $       13.35

CLASS I:
Net assets                                                   n/a   $        8,101   $    2,157,431   $     480,572
Shares authorized                                            n/a       50,000,000        unlimited       unlimited
Par value                                                    n/a   $         0.00   $        0.001   $       0.001
Shares outstanding                                           n/a              789          185,793          35,331
Net asset value and redemption price per share               n/a   $        10.27   $        11.61   $       13.60
Maximum offering price per share                             n/a   $        10.27   $        11.61   $       13.60

CLASS M:
Net assets                                                   n/a   $    5,269,581              n/a             n/a
Shares authorized                                            n/a        5,000,000              n/a             n/a
Par value                                                    n/a   $         0.00              n/a             n/a
Shares outstanding                                           n/a          518,766              n/a             n/a
Net asset value and redemption price per share               n/a   $        10.16              n/a             n/a
Maximum offering price per share (3.50%)(3)                  n/a   $        10.53              n/a             n/a

CLASS Q:
Net assets                                                   n/a   $        8,423   $       19,689   $      57,561
Shares authorized                                            n/a       20,000,000        unlimited       unlimited
Par value                                                    n/a   $         0.00   $        0.001   $       0.001
Shares outstanding                                           n/a              814            1,707           4,199
Net asset value and redemption price per share               n/a   $        10.35   $        11.54   $       13.71
Maximum offering price per share                             n/a   $        10.35   $        11.54   $       13.71

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price pershare may be reduced for any applicable contingent deferred sales charges.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004

                                                        ING                              ING
                                                   TAX EFFICIENT         ING          EQUITY AND         ING
                                                       EQUITY        CONVERTIBLE         BOND         REAL ESTATE
                                                        FUND            FUND             FUND             FUND
                                                  --------------   --------------   --------------   -------------
ASSETS:
Investments in securities at value+*              $   33,412,089   $  212,744,790   $   70,760,222   $ 180,728,718
Short-term investments at amortized cost               7,535,294       57,288,122               --       9,099,259
Repurchase agreement                                          --        5,108,000        5,136,000              --
Cash                                                      56,880              120              872       2,614,662
Collateral for futures                                        --               --           16,013              --
Receivables:
     Investment securities sold                          319,822               --        1,998,412              --
     Fund shares sold                                        429          146,174            1,856          26,413
     Dividends and interest                               31,253          993,018          267,249          86,559
     Variation margin recievable                              --               --            5,672              --
Prepaid expenses                                          19,494           21,312           15,335          16,644
Reimbursement due from manager                                --               --               --          23,496
                                                  --------------   --------------   --------------   -------------
         Total assets                                 41,375,261      276,301,536       78,201,631     192,595,751
                                                  --------------   --------------   --------------   -------------
LIABILITIES:
Payable for investment securities purchased              333,775        4,992,469        8,451,094              --
Payable for fund shares redeemed                          25,540          406,229           22,864              --
Payable for futures variation margin                          --               --            4,750              --
Payable upon receipt of securities loaned              7,535,294       57,288,122               --       9,099,259
Payable to affiliates                                     45,339          295,737          116,859         137,168
Payable for trustee fees                                   1,808           11,040            2,220          13,563
Other accrued expenses and liabilities                    66,957          227,151          122,858         174,940
                                                  --------------   --------------   --------------   -------------
         Total liabilities                             8,008,713       63,220,748        8,720,645       9,424,930
                                                  --------------   --------------   --------------   -------------
NET ASSETS                                        $   33,366,548   $  213,080,788   $   69,480,986   $ 183,170,821
                                                  ==============   ==============   ==============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                   $   37,766,981   $  277,734,682   $   82,326,756   $ 142,976,127
Undistributed net investment income                           --        1,813,064          108,494       2,271,773
Accumulated net realized gain (loss) on
   investments, foreign currencies, futures and
   options                                            (6,910,602)     (81,177,446)     (15,554,427)      8,645,341
Net unrealized appreciation or depreciation on
   investments foreign currencies and futures          2,510,169       14,710,488        2,600,163      29,277,580
                                                  --------------   --------------   --------------   -------------
NET ASSETS                                        $   33,366,548   $  213,080,788   $   69,480,986   $ 183,170,821
                                                  ==============   ==============   ==============   =============

----------
+ Including securities on loan at value           $    7,337,329   $   55,968,730   $           --   $   8,911,624
* Cost of investments in securities               $   30,901,920   $  198,034,302   $   68,131,281   $ 151,451,138

                 See Accompanying Notes to Financial Statements

                                                       ING                               ING
                                                   TAX EFFICIENT        ING           EQUITY AND          ING
                                                      EQUITY        CONVERTIBLE          BOND         REAL ESTATE
                                                       FUND            FUND              FUND            FUND
                                                  --------------   --------------   --------------   -------------
CLASS A:
Net assets                                        $   27,936,285   $   63,442,720   $   36,205,291   $  16,568,785
Shares authorized                                      unlimited        unlimited        unlimited       unlimited
Par value                                         $        0.001   $         0.00   $         0.00   $        0.00
Shares outstanding                                     2,771,350        3,502,979        2,904,513       1,298,550
Net asset value and redemption price per share    $        10.08   $        18.11   $        12.47   $       12.76
Maximum offering price per share (5.75%)(1)       $        10.69   $        19.21   $        13.23   $       13.54

CLASS B:
Net assets                                        $    4,470,274   $   75,096,800   $   19,386,167   $   1,990,418
Shares authorized                                      unlimited        unlimited        unlimited       unlimited
Par value                                         $        0.001   $         0.00   $         0.00   $        0.00
Shares outstanding                                       458,029        3,772,414        1,443,106         155,703
Net asset value and redemption price per share(2) $         9.76   $        19.91   $        13.43   $       12.78
Maximum offering price per share                  $         9.76   $        19.91   $        13.43   $       12.78

CLASS C:
Net assets                                        $      959,989   $   71,364,975   $   13,565,831   $   2,708,102
Shares authorized                                      unlimited        unlimited        unlimited       unlimited
Par value                                         $        0.001   $         0.00   $         0.00   $        0.00
Shares outstanding                                        99,023        3,844,510        1,140,242         206,518
Net asset value and redemption price per share(2) $         9.69   $        18.56   $        11.90   $       13.11
Maximum offering price per share                  $         9.69   $        18.56   $        11.90   $       13.11

CLASS I:
Net assets                                                   n/a              n/a              n/a   $ 161,903,516
Shares authorized                                            n/a              n/a              n/a       unlimited
Par value                                                    n/a              n/a              n/a   $        0.00
Shares outstanding                                           n/a              n/a              n/a      12,193,828
Net asset value and redemption price per share               n/a              n/a              n/a   $       13.28
Maximum offering price per share                             n/a              n/a              n/a   $       13.28

CLASS Q:
Net assets                                                   n/a   $    3,176,293   $      323,697             n/a
Shares authorized                                            n/a        unlimited        unlimited             n/a
Par value                                                    n/a   $         0.00   $         0.00             n/a
Shares outstanding                                           n/a          180,673           26,150             n/a
Net asset value and redemption price per share               n/a   $        17.58   $        12.38             n/a
Maximum offering price per share                             n/a   $        17.58   $        12.38             n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price pershare may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2004

                                                       ING               ING             ING              ING             ING
                                                     LARGECAP           MIDCAP         SMALLCAP       DISCIPLINED      FINANCIAL
                                                      GROWTH        OPPORTUNITIES   OPPORTUNITIES      LARGECAP        SERVICES
                                                       FUND             FUND             FUND            FUND            FUND
                                                  --------------   --------------   --------------   -------------   -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*         $    1,495,982   $      764,703   $      687,823   $   1,314,694   $  5,762,012
Interest                                                   2,430          316,043          123,677          28,898        177,799
Securities lending income                                 17,219           25,680           63,926           1,028             --
                                                  --------------   --------------   --------------   -------------   -------------
     Total investment income                           1,515,631        1,106,426          875,426       1,344,620       5,939,811
                                                  --------------   --------------   --------------   -------------   -------------
EXPENSES:
Investment management fees                             1,902,636        2,104,407        2,705,990         574,148       2,433,115
Distribution and service fees:
     Class A                                             255,089          174,587          340,437          17,864         486,991
     Class B                                             984,076          623,885          909,571         347,733       1,331,486
     Class C                                             467,562          778,522          651,866         197,013              --
     Class Q                                              17,312           11,885            1,841              --              --
Transfer agent fees:
     Class A                                             200,329           59,757          147,192           9,017         582,483
     Class B                                             261,909           63,595          117,696          52,760         414,398
     Class C                                             124,653           80,234           84,370          29,741              --
     Class I                                              30,266              237            1,045           3,192              --
     Class Q                                               4,662              133               21              --              --
Administrative service fees                              253,681          326,686          556,056          82,019              --
Shareholder reporting expense                            191,726          100,900          201,205          68,110         227,828
Registration fees                                         75,491           72,473           71,861          53,548          34,112
Professional fees                                         33,234           21,486           49,398          17,050          53,332
Custody and accounting expense                            24,576           18,741           32,492          30,463          31,880
Trustee fees                                               9,516            9,516           16,836           5,856          18,628
Insurance expense                                          1,974            1,960               --              --           2,886
Miscellaneous expense                                     22,495           30,923           60,634          52,617          30,732
Merger expense                                                --           55,813               --              --              --
                                                  --------------   --------------   --------------   -------------   -------------
     Total expenses                                    4,861,187        4,535,740        5,948,511       1,541,131       5,647,871
                                                  --------------   --------------   --------------   -------------   -------------
Less:
     Net waived and reimbursed fees                      410,746          240,277               --              --              --
     Brokerage commission recapture                       71,631               --               --              --              --
                                                  --------------   --------------   --------------   -------------   -------------
     Net expenses                                      4,378,810        4,295,463        5,948,511       1,541,131       5,647,871
                                                  --------------   --------------   --------------   -------------   -------------
Net investment income (loss)                          (2,863,179)      (3,189,037)      (5,073,085)       (196,511)        291,940
                                                  --------------   --------------   --------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN
   CURRENCIES AND FUTURES:
Net realized gain on:
     Investments                                      39,816,143       36,004,066       43,537,068       8,214,550      30,704,885
     Foreign currencies                                       --            1,512               --              --              --
     Futures                                                  --               --               --          66,672              --
     Reimbursement by affiliate for
       investment transaction losses                          --               --          147,440              --              --
                                                  --------------   --------------   --------------   -------------   -------------
Net realized gain on investments,
   foreign currencies and futures                     39,816,143       36,005,578       43,684,508       8,281,222      30,704,885
                                                  --------------   --------------   --------------   -------------   -------------
Net change in unrealized appreciation or
   depreciation on:
     Investments                                      18,934,271      (14,157,412)      20,950,754       4,004,533      25,739,724
     Futures                                                  --               --               --           1,725            --
                                                  --------------   --------------   --------------   -------------   -------------
Net change in unrealized appreciation
   or depreciation on investments and futures         18,934,271      (14,157,412)      20,950,754       4,006,258      25,739,724
                                                  --------------   --------------   --------------   -------------   -------------
Net realized and unrealized gain loss on
   investments, foreign currencies and futures        58,750,414       21,848,166       64,635,262      12,287,480      56,444,609
                                                  --------------   --------------   --------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                     $   55,887,235   $   18,659,129   $   59,562,177   $  12,090,969   $  56,736,549
                                                  ==============   ==============   ==============   =============   =============

----------
*Foreign taxes                                    $          810   $           --   $           --   $          --   $          --

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the period ended May 31, 2004

                                                       ING                             ING              ING
                                                     LARGECAP          ING            MIDCAP          SMALLCAP
                                                      VALUE          MAGNACAP         VALUE             VALUE
                                                      FUND**           FUND            FUND             FUND
                                                  -------------    -------------   -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*         $      37,360    $   7,652,596   $   1,112,802    $     541,599
Interest                                                     --           28,809             375            1,174
Securities lending income                                    --           19,375          79,037           50,839
                                                  -------------    -------------   -------------    -------------
     Total investment income                             37,360        7,700,780       1,192,214          593,612
                                                  -------------    -------------   -------------    -------------
EXPENSES:
Investment management fees                               16,252        2,380,107         769,078          536,940
Distribution and service fees:
     Class A                                              1,999          741,866          86,637           54,416
     Class B                                              4,323          538,745         220,093          135,834
     Class C                                              5,739          105,982         194,829          179,626
     Class M                                                 --           46,403              --               --
     Class Q                                                 --            6,374              44               19
Transfer agent fees:
     Class A                                                832          416,221          55,539           35,318
     Class B                                                466           89,081          35,251           22,497
     Class C                                                608           17,664          31,153           29,463
     Class I                                                 --               --             589              146
     Class M                                                 --           11,475              --               --
     Class Q                                                 --               25               9                5
Administrative service fees                               1,806               --          76,907           53,693
Shareholder reporting expense                               778          153,620          17,506           14,640
Registration fees                                         4,528           72,030          48,852           47,799
Professional fees                                           451           36,224           5,467            6,570
Custody and accounting expense                              379           38,660           8,184            6,320
Trustee fees                                                130           12,810           1,098            1,830
Offering expense                                         42,602               --              --               --
Miscellaneous expense                                        98           35,418           2,879            3,263
Merger expense                                               --           37,860              --               --
                                                  -------------    -------------   -------------    -------------
     Total expenses                                      80,991        4,740,565       1,554,115        1,128,379
                                                  -------------    -------------   -------------    -------------
Less:
     Net waived and reimbursed (recouped) fees           48,986               --         (93,999)         (42,000)
                                                  -------------    -------------   -------------    -------------
     Net expenses                                        32,005        4,740,565       1,648,114        1,170,379
                                                  -------------    -------------   -------------    -------------
Net investment income (loss)                              5,355        2,960,215        (455,900)        (576,767)
                                                  -------------    -------------   -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments                          8,982        5,922,962       9,538,762       10,868,528
                                                  -------------    -------------   -------------    -------------
Net change in unrealized appreciation
   or depreciation on investments                      (107,145)      38,819,962       9,173,938        8,636,660
                                                  -------------    -------------   -------------    -------------
Net realized and unrealized gain (loss) on
   investments                                          (98,163)      44,742,924      18,712,700       19,505,188
                                                  -------------    -------------   -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                $     (92,808)   $  47,703,139   $  18,256,800    $  18,928,421
                                                  =============    =============   =============    =============

----------
 * Foreign taxes                                  $          --    $     123,690   $          --    $         --
** Fund commenced operations on February 2,
   2004.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2004

                                                          ING                 ING              ING              ING
                                                  TAX EFFICIENT EQUITY    CONVERTIBLE    EQUITY AND BOND    REAL ESTATE
                                                          FUND               FUND              FUND             FUND
                                                  --------------------   -------------   ---------------   -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*           $     354,868        $   2,294,994    $     660,917    $   9,380,375
Interest                                                    9,056            5,273,912        1,424,113            1,472
Securities lending income                                   2,208               67,942               --            3,129
Other                                                          --                   --               95               --
                                                    -------------        -------------    -------------    -------------
     Total investment income                              366,132            7,636,848        2,085,125        9,384,976
                                                    -------------        -------------    -------------    -------------
EXPENSES:
Investment management fees                                269,415            1,587,598          544,613        1,158,314
Distribution and service fees:
     Class A                                               97,116              211,581          129,251           18,640
     Class B                                               49,516              761,444          211,189            9,705
     Class C                                                9,779              713,944          141,789           20,085
     Class Q                                                   --                9,319              814               --
Transfer agent fees:
     Class A                                               32,391              102,740           55,227           16,431
     Class B                                                5,813              129,645           31,220            2,088
     Class C                                                1,139              121,703           21,016            4,742
     Class I                                                   --                   --               --          207,900
     Class Q                                                   --                1,974              476               --
Administrative service fees                                33,676              211,676           72,614          165,471
Shareholder reporting expense                              15,174               90,420           61,424           18,309
Registration fees                                          30,857               50,349           56,723           57,803
Professional fees                                           6,610               28,704           24,745           28,708
Custody and accounting expense                              7,686               25,004           20,272           22,096
Trustee fees                                                  732                9,516            4,392            6,483
Offering expense                                               --                   --               --           53,425
Miscellaneous expense                                       1,994               22,264            7,290           11,505
                                                    -------------        -------------    -------------    -------------
     Total expenses                                       561,898            4,077,881        1,383,055        1,801,705
                                                    -------------        -------------    -------------    -------------
Less:
     Net waived and reimbursed (recouped) fees             29,270                   --          (10,043)          90,710
     Brokerage commission recapture                            --                   --               --           65,683
                                                    -------------        -------------    -------------    -------------
     Net expenses                                         532,628            4,077,881        1,393,098        1,645,312
                                                    -------------        -------------   ---------------   -------------
Net investment income (loss)                             (166,496)           3,558,967          692,027        7,739,664
                                                    -------------        -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCIES,
   FUTURES ANDOPTIONS:
Net realized gain (loss) on:
     Investments                                        2,302,845           18,257,579       (1,076,510)      18,787,767
     Foreign currencies                                        --              323,133          256,631               --
     Options                                              (12,832)                  --          (15,502)              --
     Futures                                                   --                   --           17,331               --
     Reimbursement by affiliate for investment
         transaction losses                                21,170                   --           26,158               --
                                                    -------------        -------------    -------------    -------------
Net realized gain (loss) on investments,
   foreign currencies, futures and options              2,311,183           18,580,712         (791,892)      18,787,767
                                                    -------------        -------------    -------------    -------------
Net change in unrealized appreciation or
     depreciation on:
     Investments                                        2,943,058            5,049,998        6,039,034       10,691,837
     Foreign currencies                                        --               (5,523)          (1,260)              --
     Futures                                                   --                   --          (28,778)              --
                                                    -------------        -------------    -------------    -------------
Net change in unrealized appreciation
   or depreciation on investments, foreign
   currencies and futures                               2,943,058            5,044,475        6,008,996       10,691,837
                                                    -------------        -------------    -------------    -------------
Net realized and unrealized gain (loss) on
   investments, foreign currencies, futures
   and options                                          5,254,241           23,625,187        5,217,104       29,479,604
                                                    -------------        -------------    -------------    -------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                       $   5,087,745        $  27,184,154    $   5,909,131    $  37,219,268
                                                    =============        =============    =============    =============


----------
*Foreign taxes                                      $        522         $          --    $          54    $          --

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                     ING LARGECAP GROWTH FUND      ING MIDCAP OPPORTUNITIES FUND
                                                  ------------------------------   ------------------------------
                                                     YEAR             YEAR            YEAR             YEAR
                                                     ENDED            ENDED           ENDED            ENDED
                                                     MAY 31,          MAY 31,         MAY 31,          MAY 31,
                                                      2004             2003            2004             2003
                                                  -------------    -------------   -------------    -------------
FROM OPERATIONS:
Net investment loss                               $  (2,863,179)   $  (2,412,261)  $  (3,189,037)   $  (2,858,315)
Net realized gain (loss) on investments and
   foreign currencies                                39,816,143      (67,406,141)     36,005,578      (35,686,206)
Net change in unrealized appreciation or
   depreciation on investments                       18,934,271       27,230,077     (14,157,412)       3,498,927
                                                  -------------    -------------   -------------    -------------
   Net increase (decrease) in net assets
     resulting from operations                       55,887,235      (42,588,325)     18,659,129      (35,045,594)
                                                  -------------    -------------   -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                    167,009,595       37,811,932      28,495,626       19,074,655
Net proceeds from shares issued in merger                    --               --     373,162,486               --
                                                  -------------    -------------   -------------    -------------
                                                    167,009,595       37,811,932     401,658,112       19,074,655
Cost of shares redeemed                             (70,231,343)    (101,232,282)   (127,345,757)     (98,427,376)
                                                  -------------    -------------   -------------    -------------
Net increase (decrease) in net asset resulting
   from capital share transactions                   96,778,252      (63,420,350)    274,312,355      (79,352,721)
                                                  -------------    -------------   -------------    -------------
Net increase (decrease) in net assets               152,665,487     (106,008,675)    292,971,484     (114,398,315)
                                                  -------------    -------------   -------------    -------------
NET ASSETS:
Beginning of year                                   173,364,530      279,373,205     170,652,443      285,050,758
                                                  -------------    -------------   -------------    -------------
End of year                                       $ 326,030,017    $ 173,364,530   $ 463,623,927    $ 170,652,443
                                                  =============    =============   =============    =============
Undistributed net investment income at end of
   year                                           $          --    $          --   $          --    $          --
                                                  =============    =============   =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                  ING SMALLCAP OPPORTUNITIES FUND     ING DISCIPLINED LARGECAP FUND
                                                  --------------------------------    ------------------------------
                                                       YEAR             YEAR             YEAR             YEAR
                                                       ENDED            ENDED            ENDED            ENDED
                                                      MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                                       2004             2003             2004             2003
                                                  --------------    --------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                               $   (5,073,085)   $   (6,705,515)   $    (196,511)   $    (113,825)
Net realized gain (loss) on investments
   and futures                                        43,684,508      (136,228,953)       8,281,222      (18,751,052)
Net change in unrealized appreciation or
   depreciation on investments and futures            20,950,754        23,893,365        4,006,258        4,799,759
                                                  --------------    --------------    -------------    -------------
   Net increase (decrease) in net assets
     resulting from operations                        59,562,177      (119,041,103)      12,090,969      (14,065,118)
                                                  --------------    --------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                      55,115,680        64,613,733        4,879,672       10,784,368
Cost of shares redeemed                             (140,542,492)     (144,373,057)     (23,356,188)     (35,260,799)
                                                  --------------    --------------    -------------    -------------
Net decrease in net asset resulting from
   capital share transactions                        (85,426,812)      (79,759,324)     (18,476,516)     (24,476,431)
                                                  --------------    --------------    -------------    -------------
Net decrease in net assets                           (25,864,635)     (198,800,427)      (6,385,547)     (38,541,549)
                                                  --------------    --------------    -------------    -------------
NET ASSETS:
Beginning of year                                    278,634,497       477,434,924       82,590,420      121,131,969
                                                  --------------    --------------    -------------    -------------
End of year                                       $  252,769,862    $  278,634,497    $  76,204,873    $  82,590,420
                                                  ==============    ==============    =============    =============
Undistributed net investment income at end of
   year                                           $           --    $           --    $          --    $          --
                                                  ==============    ==============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                    ING FINANCIAL SERVICES FUND     ING LARGECAP VALUE FUND
                                                                  -------------------------------   -----------------------
                                                                       YEAR            YEAR
                                                                       ENDED           ENDED          FEBRUARY 2, 2004(1)
                                                                      MAY 31,         MAY 31,             TO MAY 31,
                                                                       2004            2003                  2004
                                                                  --------------   --------------   -----------------------
FROM OPERATIONS:
Net investment income                                             $      291,940   $      702,701         $      5,355
Net realized gain (loss) on investments                               30,704,885         (725,878)               8,982
Net change in unrealized appreciation or depreciation on
   investments                                                        25,739,724      (34,505,470)            (107,145)
                                                                  --------------   --------------         ------------
   Net increase (decrease) in net assets resulting from
     operations                                                       56,736,549      (34,528,647)             (92,808)
                                                                  --------------   --------------         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                                            (697,897)        (904,133)                  --
Net realized gains:
     Class A                                                          (7,418,743)     (11,242,235)                  --
     Class B                                                          (5,117,566)      (7,757,255)                  --
                                                                  --------------   --------------         ------------
Total distributions                                                  (13,234,206)     (19,903,623)                  --
                                                                  --------------   --------------         ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      17,608,115       26,466,948           11,680,876
Dividends reinvested                                                   9,519,235       13,242,563                   --
                                                                  --------------   --------------         ------------
                                                                      27,127,350       39,709,511           11,680,876
Cost of shares redeemed                                              (58,848,107)     (78,411,061)            (464,359)
                                                                  --------------   --------------         ------------
Net increase (decrease) in net asset resulting from
   capital share transactions                                        (31,720,757)     (38,701,550)          11,216,517
                                                                  --------------   --------------         ------------
Net increase (decrease) in net assets                                 11,781,586      (93,133,820)          11,123,709
                                                                  --------------   --------------         ------------
NET ASSETS:
Beginning of period                                                  308,974,661      402,108,481                   --
                                                                  --------------   --------------         ------------
End of period                                                     $  320,756,247   $  308,974,661         $ 11,123,709
                                                                  ==============   ==============         ============
Undistributed net investment income at end of period              $      287,053   $      693,010         $     45,538
                                                                  ==============   ==============         ============

----------
(1) Commencement of operations

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        ING MAGNACAP FUND              ING MIDCAP VALUE FUND
                                                                 -------------------------------   -----------------------------
                                                                      YEAR             YEAR            YEAR            YEAR
                                                                      ENDED            ENDED           ENDED           ENDED
                                                                     MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                                                      2004             2003            2004            2003
                                                                 --------------    -------------   -------------   -------------
FROM OPERATIONS:
Net investment income (loss)                                     $    2,960,215    $   1,260,957   $    (455,900)  $    (167,900)
Net realized gain (loss) on investments                               5,922,962      (73,313,713)      9,538,762      (2,585,042)
Net change in unrealized appreciation or depreciation on
   investments                                                       38,819,962       28,047,677       9,173,938      (7,038,519)
                                                                 --------------    -------------   -------------   -------------
   Net increase (decrease) in net assets resulting from
     operations                                                      47,703,139      (44,005,079)     18,256,800      (9,791,461)
                                                                 --------------    -------------   -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                                         (2,197,417)        (541,544)             --         (66,920)
     Class B                                                                 --               --              --         (10,431)
     Class C                                                                 --               --              --          (8,620)
     Class I                                                               (112)              --              --          (1,546)
     Class M                                                             (4,890)              --              --              --
     Class Q                                                            (42,794)         (37,713)             --            (105)
Net realized gains:
     Class A                                                                 --               --              --        (197,711)
     Class B                                                                 --               --              --        (153,548)
     Class C                                                                 --               --              --        (125,926)
     Class I                                                                 --               --              --          (2,253)
     Class Q                                                                 --               --              --            (180)
                                                                 --------------    -------------   -------------   -------------
Total distributions                                                  (2,245,213)        (579,257)             --        (567,240)
                                                                 --------------    -------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     35,810,247       19,818,980      90,677,565      20,390,316
Net proceeds from shares issued in merger                           147,505,028               --              --              --
Dividends reinvested                                                  1,940,774          509,567              --         452,894
                                                                 --------------    -------------   -------------   -------------
                                                                    185,256,049       20,328,547      90,677,565      20,843,210
Cost of shares redeemed                                             (80,780,723)     (66,540,583)    (20,765,261)    (17,802,172)
                                                                 --------------    -------------   -------------   -------------
Net increase (decrease) in net asset resulting from capital
   share transactions                                               104,475,326      (46,212,036)     69,912,304       3,041,038
                                                                 --------------    -------------   -------------   -------------
Net increase (decrease) in net assets                               149,933,252      (90,796,372)     88,169,104      (7,317,663)
                                                                 --------------    -------------   -------------   -------------
NET ASSETS:
Beginning of year                                                   230,753,788      321,550,160      39,476,871      46,794,534
                                                                 --------------    -------------   -------------   -------------
End of year                                                      $  380,687,040    $ 230,753,788   $ 127,645,975   $  39,476,871
                                                                 ==============    =============   =============   =============
Undistributed net investment income (accumulated net
   investment loss) at end of year                               $    1,364,430    $     695,252   $     (21,333)  $     (29,333)
                                                                 ==============    =============   =============   =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     ING SMALLCAP VALUE FUND       ING TAX EFFICIENT EQUITY FUND
                                                                 -------------------------------   -----------------------------
                                                                     YEAR              YEAR            YEAR           YEAR
                                                                     ENDED             ENDED           ENDED          ENDED
                                                                     MAY 31,           MAY 31,         MAY 31,        MAY 31,
                                                                      2004              2003            2004           2003
                                                                 --------------    -------------   -------------   -------------
FROM OPERATIONS:
Net investment loss                                              $     (576,767)   $    (290,497)  $    (166,496)  $     (51,846)
Net realized gain (loss) on investments and options                  10,868,528         (808,791)      2,311,183      (7,613,046)
Net change in unrealized appreciation or depreciation on
   investments                                                        8,636,660       (3,280,630)      2,943,058       1,166,471
                                                                 --------------    -------------   -------------   -------------
   Net increase (decrease) in net assets resulting from
     operations                                                      18,928,421       (4,379,918)      5,087,745      (6,498,421)
                                                                 --------------    -------------   -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                                                 --          (53,921)             --              --
     Class B                                                                 --             (269)             --              --
     Class C                                                                 --           (8,732)             --              --
     Class I                                                                 --           (2,331)             --              --
Net realized gains:
     Class A                                                         (1,073,901)        (119,158)             --              --
     Class B                                                           (775,481)         (76,523)             --              --
     Class C                                                           (949,961)         (90,831)             --              --
     Class I                                                            (22,291)          (2,504)             --              --
     Class Q                                                                (49)              (6)             --              --
                                                                 --------------    -------------   -------------   -------------
Total distributions                                                  (2,821,683)        (354,275)             --              --
                                                                 --------------    -------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     57,600,625       16,776,369         616,041         591,224
Dividends reinvested                                                  2,135,022          266,141              --              --
                                                                 --------------    -------------   -------------   -------------
                                                                     59,735,647       17,042,510         616,041         591,224
Cost of shares redeemed                                             (12,951,477)     (15,157,416)     (4,878,080)     (6,371,872)
                                                                 --------------    -------------   -------------   -------------
Net increase (decrease) in net asset resulting from
   capital share transactions                                        46,784,170        1,885,094      (4,262,039)     (5,780,648)
                                                                 --------------    -------------   -------------   -------------
Net increase (decrease) in net assets                                62,890,908       (2,849,099)        825,706     (12,279,069)
                                                                 --------------    -------------   -------------   -------------
NET ASSETS:
Beginning of year                                                    31,976,990       34,826,089      32,540,842      44,819,911
                                                                 --------------    -------------   -------------   -------------
End of year                                                      $   94,867,898    $  31,976,990   $  33,366,548   $  32,540,842
                                                                 ==============    =============   =============   =============
Accumulated net investment loss at end of year                   $      (21,333)   $     (29,333)  $          --   $          --
                                                                 ==============    =============   =============   =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       ING CONVERTIBLE FUND           ING EQUITY AND BOND FUND
                                                                 -------------------------------   -----------------------------
                                                                      YEAR              YEAR           YEAR            YEAR
                                                                      ENDED             ENDED          ENDED           ENDED
                                                                     MAY 31,           MAY 31,        MAY 31,         MAY 31,
                                                                      2004              2003            2004           2003
                                                                 --------------    -------------   -------------   -------------
FROM OPERATIONS:
Net investment income                                            $    3,558,967    $   4,069,736   $     692,027   $   2,052,389
Net realized gain (loss) on investments and options                  18,580,712       (1,549,700)       (791,892)    (10,770,814)
Net change in unrealized appreciation or depreciation on
   investments, foreign currencies and futures                        5,044,475        8,112,313       6,008,996       4,912,801
                                                                 --------------    -------------   -------------   -------------
   Net increase (decrease) in net assets resulting from
     operations                                                      27,184,154       10,632,349       5,909,131      (3,805,624)
                                                                 --------------    -------------   -------------   -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
     Class A                                                         (1,433,574)      (1,038,306)       (789,960)     (1,077,960)
     Class B                                                         (1,224,775)      (1,007,242)       (315,822)       (368,267)
     Class C                                                         (1,281,578)      (1,039,451)       (249,621)       (273,453)
     Class Q                                                            (99,026)        (129,825)         (6,646)         (4,292)
     Class T                                                                 --               --              --         (62,879)
                                                                 --------------    -------------   -------------   -------------
Total distributions                                                  (4,038,953)      (3,214,824)     (1,362,049)     (1,786,851)
                                                                 --------------    -------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     47,499,407       19,562,889      18,750,762      13,090,514
Dividends reinvested                                                  2,581,510        2,040,333       1,011,337       1,413,761
                                                                 --------------    -------------   -------------   -------------
                                                                     50,080,917       21,603,222      19,762,099      14,504,275
Cost of shares redeemed                                             (53,959,375)     (74,420,958)    (27,110,551)    (48,110,001)
                                                                 --------------    -------------   -------------   -------------
Net decrease in net asset resulting from capital
   share transactions                                                (3,878,458)     (52,817,736)     (7,348,452)    (33,605,726)
                                                                 --------------    -------------   -------------   -------------
Net increase (decrease) in net assets                                19,266,743      (45,400,211)     (2,801,370)    (39,198,201)
                                                                 --------------    -------------   -------------   -------------
NET ASSETS:
Beginning of year                                                   193,814,045      239,214,256      72,282,356     111,480,557
                                                                 --------------    -------------   -------------   -------------
End of year                                                      $  213,080,788    $ 193,814,045   $  69,480,986   $  72,282,356
                                                                 ==============    =============   =============   =============
Undistributed net investment income at end of year               $    1,813,063    $   1,969,917   $     108,494   $     489,189
                                                                 ==============    =============   =============   =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        ING REAL ESTATE FUND
                                                                         ---------------------------------------------------
                                                                              YEAR          SEVEN MONTHS          YEAR
                                                                              ENDED             ENDED             ENDED
                                                                             MAY 31,           MAY 31,         OCTOBER 31,
                                                                              2004              2003              2002
                                                                         ---------------   ---------------   ---------------
FROM OPERATIONS:
Net investment income                                                    $     7,739,664   $     2,676,211   $     3,936,443
Net realized gain on investments                                              18,787,767         3,228,787         2,174,768
Net change in unrealized appreciation or depreciation on investments          10,691,837        11,405,743          (193,441)
                                                                         ---------------   ---------------   ---------------
   Net increase in net assets resulting from operations                       37,219,268        17,310,741         5,917,770
                                                                         ---------------   ---------------   ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
     Class A                                                                    (327,077)           (3,557)               --
     Class B                                                                     (35,510)           (1,521)               --
     Class C                                                                     (77,403)              (74)               --
     Class I                                                                  (8,236,929)       (2,053,561)       (3,936,443)
Net realized gains:
     Class A                                                                    (242,273)               --                --
     Class B                                                                     (30,332)               --                --
     Class C                                                                     (87,401)               --                --
     Class I                                                                  (6,232,489)               --                --
In excess of net investment income:
     Class I                                                                          --                --        (1,294,844)
                                                                         ---------------   ---------------   ---------------
Total distributions                                                          (15,269,414)       (2,058,713)       (5,231,287)
                                                                         ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              73,899,420        23,221,408        31,057,798
Dividends reinvested                                                           9,979,129         1,220,646         3,749,980
                                                                         ---------------   ---------------   ---------------
                                                                              83,878,549        24,442,054        34,807,778
Cost of shares redeemed                                                      (49,590,718)      (10,091,863)      (14,351,398)
                                                                         ---------------   ---------------   ---------------
Net increase in net asset resulting from capital share transactions           34,287,831        14,350,191        20,456,380
                                                                         ---------------   ---------------   ---------------
Net increase in net assets                                                    56,237,685        29,602,219        21,142,863
                                                                         ---------------   ---------------   ---------------
NET ASSETS:
Beginning of period                                                          126,933,136        97,330,917        76,188,054
                                                                         ---------------   ---------------   ---------------
End of period                                                            $   183,170,821   $   126,933,136   $    97,330,917
                                                                         ===============   ===============   ===============
Undistributed net investment income at end of period                     $     2,271,773   $     1,409,425   $       214,000
                                                                         ===============   ===============   ===============

                 See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND                                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                      -----------------------------------------------------------------------
                                                                                              ELEVEN                  THREE
                                                                                              MONTHS      YEAR       MONTHS
                                                               YEAR ENDED MAY 31,              ENDED      ENDED       ENDED
                                                      ----------------------------------      MAY 31,    JUNE 30,    JUNE 30,
                                                         2004        2003         2002        2001(1)     2000       1999(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       14.33       16.59        24.40        43.12       28.09       24.94
 Income (loss) from investment operations:
 Net investment loss                              $       (0.10)      (0.15)       (0.18)       (0.20)      (0.22)      (0.02)
 Net realized and unrealized gain (loss)
 on investments                                   $        3.88       (2.11)       (7.63)      (18.05)      15.63        3.17
 Total from investment operations                 $        3.78       (2.26)       (7.81)      (18.25)      15.41        3.15
 Less distributions from:
 Net investment income                            $          --          --         0.00*          --          --          --
 Net realized gain from investments               $          --          --           --         0.47        0.38          --
 Total distributions                              $          --          --         0.00*        0.47        0.38          --
 Net asset value, end of period                   $       18.11       14.33        16.59        24.40       43.12       28.09
 TOTAL RETURN(3)                                  %       26.38      (13.62)      (31.99)      (42.67)      55.35       12.63

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     109,858      40,941       65,642      161,824     186,261      30,108
 Ratios to average net assets:
 Net expenses after expense reimbursement
 and brokerage commission recapture(4)(5)         %        1.42        1.60         1.58         1.47        1.36        1.43
 Net expenses after expense reimbursement(4)(5)   %        1.45        1.60         1.58         1.47        1.36        1.43
 Gross expenses prior to expense reimbursement
 and brokerage commission recapture(4)            %        1.61        1.76         1.58         1.47        1.36        1.45
 Net investment loss after expense
 reimbursement and brokerage commission
 recapture(4)(5)                                  %       (0.82)      (0.96)       (1.12)       (0.78)      (0.87)      (0.56)
 Portfolio turnover rate                          %         142         291          536          331         139          27

                                                                                      CLASS B
                                                      -----------------------------------------------------------------------
                                                                                              ELEVEN                  THREE
                                                                                              MONTHS      YEAR       MONTHS
                                                               YEAR ENDED MAY 31,              ENDED      ENDED       ENDED
                                                      ----------------------------------      MAY 31,    JUNE 30,    JUNE 30,
                                                         2004        2003         2002        2001(1)     2000       1999(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       13.99       16.30        24.14        42.94       28.15       25.04
 Income (loss) from investment operations:
 Net investment loss                              $       (0.21)      (0.24)       (0.43)       (0.41)      (0.39)      (0.05)
 Net realized and unrealized gain (loss)
 on investments                                   $        3.79       (2.07)       (7.41)      (17.92)      15.56        3.16
 Total from investment operations                 $        3.58       (2.31)       (7.84)      (18.33)      15.17        3.11
 Less distributions from:
 Net investment income                            $          --          --           --           --          --          --
 Net realized gain from investments               $          --          --           --         0.47        0.38          --
 Total distributions                              $          --          --           --         0.47        0.38          --
 Net asset value, end of period                   $       17.57       13.99        16.30        24.14       42.94       28.15
 TOTAL RETURN(3)                                  %       25.59      (14.17)      (32.48)      (43.04)      55.37       12.42

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     119,658      72,575      116,738      224,572     333,256      49,057
 Ratios to average net assets:
 Net expenses after expense reimbursement
 and brokerage commission recapture(4)(5)         %        2.07        2.25         2.23         2.12        2.01        2.08
 Net expenses after expense reimbursement(4)(5)   %        2.09        2.25         2.23         2.12        2.01        2.10
 Gross expenses prior to expense reimbursement
 and brokerage commission recapture(4)            %        2.26        2.41         2.23         2.12        2.01        2.10
 Net investment loss after expense
 reimbursement and brokerage commission
 recapture(4)(5)                                  %       (1.47)      (1.61)       (1.77)       (1.43)      (1.52)      (1.21)
 Portfolio turnover rate                          %         142         291          536          331         139          27

(1) The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4) Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (CONTINUED)                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                      -----------------------------------------------------------------------
                                                                                              ELEVEN                  THREE
                                                                                              MONTHS      YEAR       MONTHS
                                                               YEAR ENDED MAY 31,              ENDED      ENDED       ENDED
                                                      ----------------------------------      MAY 31,    JUNE 30,    JUNE 30,
                                                         2004        2003         2002        2001(1)     2000       1999(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       13.95       16.25        24.07        42.82       28.07       24.97
 Income (loss) from investment operations:
 Net investment loss                              $       (0.22)      (0.25)       (0.48)       (0.39)      (0.35)      (0.06)
 Net realized and unrealized gain (loss)
 on investments                                   $        3.79       (2.05)       (7.34)      (17.89)      15.48        3.16
 Total from investment operations                 $        3.57       (2.30)       (7.82)      (18.28)      15.13        3.10
 Less distributions from:
 Net realized gain from investments               $          --          --           --         0.47        0.38          --
 Total distributions                              $          --          --           --         0.47        0.38          --
 Net asset value, end of period                   $       17.52       13.95        16.25        24.07       42.82       28.07
 TOTAL RETURN(3)                                  %       25.59      (14.15)      (32.49)      (43.04)      54.38       12.41

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      53,976      31,516       54,048      117,222     152,682      17,755
 Ratios to average net assets:
 Net expenses after expense
 reimbursement and brokerage
 commission recapture(4)(5)                       %        2.07        2.25         2.23         2.12        2.01        2.08
 Net expenses after expense
 reimbursement(4)(5)                              %        2.09        2.25         2.23         2.12        2.01        2.08
 Gross expenses prior to expense
 reimbursement and brokerage
 commission recapture(4)                          %        2.26        2.41         2.23         2.12        2.01        2.10
 Net investment loss after
 expense reimbursement and
 brokerage commission recapture(4)(5)             %       (1.47)      (1.61)       (1.77)       (1.43)      (1.52)      (1.21)
 Portfolio turnover rate                          %         142         291          536          331         139          27

(1) The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4) Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                      -----------------------------------------------------------------------
                                                                                             FIVE
                                                                                            MONTHS
                                                               YEAR ENDED MAY 31,            ENDED    YEAR ENDED DECEMBER 31,
                                                      ----------------------------------    MAY 31,   -----------------------
                                                         2004        2003         2002      2001(1)       2000        1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       10.12       11.11        14.58       19.12        21.29       12.96
 Income (loss) from investment operations:
 Net investment loss                              $       (0.06)      (0.12)       (0.17)*     (0.11)       (0.15)      (0.09)
 Net realized and unrealized gain (loss)
 on investments                                   $        2.00       (0.87)       (3.30)      (4.43)        0.16       12.01
 Total from investment operations                 $        1.94       (0.99)       (3.47)      (4.54)        0.01       11.92
 Less distributions from:
 Net realized gain from investments               $          --          --           --          --         2.18        3.59
 Total distributions                              $          --          --           --          --         2.18        3.59
 Net asset value, end of period                   $       12.06       10.12        11.11       14.58        19.12       21.29
 TOTAL RETURN(2)                                  %       19.17       (8.91)      (23.80)     (23.74)       (0.35)     103.24

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     133,363      44,010       68,106      24,265       25,742       6,291
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %        1.59        1.50         1.77        2.06         1.66        1.74
 Gross expenses prior to expense
 reimbursement(3)                                 %        1.70        1.83         1.99        2.06         1.66        1.74
 Net investment loss after expense
 reimbursement(3)(4)                              %       (1.06)      (1.15)       (1.45)      (1.52)       (0.96)      (1.34)
 Portfolio turnover rate                          %         115         345          399         182          188         201

                                                                                      CLASS B
                                                      -----------------------------------------------------------------------
                                                                                             FIVE
                                                                                            MONTHS
                                                               YEAR ENDED MAY 31,            ENDED    YEAR ENDED DECEMBER 31,
                                                      ----------------------------------    MAY 31,   -----------------------
                                                         2004        2003         2002      2001(1)       2000        1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        9.80       10.83        14.30       18.79        21.12       12.97
 Income (loss) from investment operations:
 Net investment loss                              $       (0.06)      (0.20)       (0.25)*     (0.14)       (0.24)      (0.07)
 Net realized and unrealized gain (loss)
 on investments                                   $        1.85       (0.83)       (3.22)      (4.35)        0.09       11.81
 Total from investment operations                 $        1.79       (1.03)       (3.47)      (4.49)       (0.15)      11.74
 Less distributions from:
 Net realized gain from investments               $          --          --           --          --         2.18        3.59
 Total distributions                              $          --          --           --          --         2.18        3.59
 Net asset value, end of period                   $       11.59        9.80        10.83       14.30        18.79       21.12
 TOTAL RETURN(2)                                  %       18.27       (9.51)      (24.27)     (23.90)       (1.13)     101.73

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     191,288      43,183       69,621      28,448       35,551       8,252
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %        2.29        2.20         2.47        2.76         2.36        2.40
 Gross expenses prior to expense
 reimbursement(3)                                 %        2.40        2.53         2.69        2.76         2.36        2.40
 Net investment loss after
 expense reimbursement(3)(4)                      %       (1.69)      (1.85)       (2.15)      (2.22)       (1.66)      (2.00)
 Portfolio turnover rate                          %         115         345          399         182          188         201

(1) The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                      -----------------------------------------------------------------------
                                                                                             FIVE
                                                                                            MONTHS
                                                                YEAR ENDED MAY 31,           ENDED    YEAR ENDED DECEMBER 31,
                                                      ----------------------------------    MAY 31,   -----------------------
                                                         2004       2003          2002      2001(1)       2000        1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        9.75       10.77        14.24       18.72        21.03       12.96
 Income (loss) from investment operations:
 Net investment loss                              $       (0.12)      (0.19)       (0.25)*     (0.14)       (0.24)      (0.07)
 Net realized and unrealized gain (loss)
 on investments                                   $        1.90       (0.83)       (3.22)      (4.34)        0.11       11.73
 Total from investment operations                 $        1.78       (1.02)       (3.47)      (4.48)       (0.13)      11.66
 Less distributions from:
 Net realized gain from investments               $          --          --           --          --         2.18        3.59
 Total distributions                              $          --          --           --          --         2.18        3.59
 Net asset value, end of period                   $       11.53        9.75        10.77       14.24        18.72       21.03
 TOTAL RETURN(2)                                  %       18.26       (9.47)      (24.37)     (23.93)       (1.03)     101.16

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     131,461      67,730      100,888      18,901       25,939       4,560
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                              %        2.29        2.20         2.47        2.76         2.36        2.36
 Gross expenses prior to expense
 reimbursement(3)                                 %        2.40        2.53         2.69        2.76         2.36        2.36
 Net investment loss after expense
 reimbursement(3)(4)                              %       (1.80)      (1.85)       (2.15)      (2.22)       (1.66)      (1.98)
 Portfolio turnover rate                          %         115         345          399         182          188         201

(1) The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Investment Adviser has aggreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND                             FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                      -----------------------------------------------------------------------
                                                                                             FIVE
                                                                                            MONTHS
                                                               YEAR ENDED MAY 31,            ENDED    YEAR ENDED DECEMBER 31,
                                                      ----------------------------------    MAY 31,   -----------------------
                                                        2004         2003         2002      2001(1)      2000         1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       18.16       24.04        38.78       47.17        59.35       29.00
 Income (loss) from investment operations:
 Net investment loss                              $       (0.37)      (0.35)       (0.51)*     (0.23)       (0.54)      (0.32)
 Net realized and unrealized gain (loss)
 on investments                                   $        4.74       (5.53)      (13.24)      (8.16)       (2.74)      38.23
 Total from investment operations                 $        4.37       (5.88)      (13.75)      (8.39)       (3.28)      37.91
 Less distributions from:
 Net realized gain from investments               $          --          --         0.99          --         8.90        7.56
 Total distributions                              $          --          --         0.99          --         8.90        7.56
 Net asset value, end of period                   $       22.53       18.16        24.04       38.78        47.17       59.35
 TOTAL RETURN(2)                                  %       24.06+     (24.46)      (35.86)     (17.79)       (6.04)     146.94

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     105,890     118,570      183,810     159,641      177,286     123,377
 Ratios to average net assets:
 Expenses(3)                                      %        1.74        1.88         1.81        1.69         1.45        1.43
 Net investment income (loss)(3)                  %       (1.52)      (1.80)       (1.70)      (1.41)       (1.05)      (1.21)
 Portfolio turnover rate                          %          60         357          427         104          134         223

                                                                                      CLASS B
                                                      -----------------------------------------------------------------------
                                                                                             FIVE
                                                                                            MONTHS
                                                               YEAR ENDED MAY 31,            ENDED    YEAR ENDED DECEMBER 31,
                                                      ----------------------------------    MAY 31,   -----------------------
                                                         2004        2003         2002      2001(1)       2000        1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       16.87       22.48        36.60       44.64        57.06       28.26
 Income (loss) from investment operations:
 Net investment loss                              $       (0.50)      (0.48)       (0.68)*     (0.33)       (0.96)      (0.60)
 Net realized and unrealized gain (loss)
 on investments                                   $        4.41       (5.13)      (12.45)      (7.71)       (2.56)      36.96
 Total from investment operations                 $        3.91       (5.61)      (13.13)      (8.04)       (3.52)      36.36
 Less distributions from:
 Net realized gain from investments               $          --          --         0.99          --         8.90        7.56
 Total distributions                              $          --          --         0.99          --         8.90        7.56
 Net asset value, end of period                   $       20.78       16.87        22.48       36.60        44.64       57.06
 TOTAL RETURN(2)                                  %       23.18+     (24.96)      (36.31)     (18.01)       (6.71)     145.24

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      77,751      85,465      154,899     206,968      266,348     264,677
 Ratios to average net assets:
 Expenses(3)                                      %        2.44        2.58         2.51        2.39         2.15        2.15
 Net investment loss(3)                           %       (2.07)      (2.50)       (2.40)      (2.11)       (1.75)      (1.93)
 Portfolio turnover rate                          %          60         357          427         104          134         223

(1) The Fund changed its fiscal year-end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+ Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 23.95% and 23.12%, for Class A and Class B, respectively.

                 See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND (CONTINUED)                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                      -----------------------------------------------------------------------
                                                                                             FIVE
                                                                                            MONTHS
                                                               YEAR ENDED MAY 31,            ENDED    YEAR ENDED DECEMBER 31,
                                                      ----------------------------------    MAY 31,   -----------------------
                                                         2004        2003         2002      2001(1)       2000        1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       16.83       22.44        36.53        44.54       56.98       28.24
 Income (loss) from investment operations:
 Net investment loss                              $       (0.49)      (0.49)       (0.67)*      (0.33)      (0.97)      (0.53)
 Net realized and unrealized gain (loss)
 on investments                                   $        4.39       (5.12)      (12.43)       (7.68)      (2.57)      36.83
 Total from investment operations                 $        3.90       (5.61)      (13.10)       (8.01)      (3.54)      36.30
 Less distributions from:
 Net realized gain from investments               $          --          --         0.99           --        8.90        7.56
 Total distributions                              $          --          --         0.99           --        8.90        7.56
 Net asset value, end of period                   $       20.73       16.83        22.44        36.53       44.54       56.98
 TOTAL RETURN(2)                                  %       23.17+     (25.00)      (36.30)      (17.98)      (6.76)     145.12

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      57,140      63,406      119,498       78,658     104,094      72,581
 Ratios to average net assets:
 Net expenses(3)                                  %        2.44        2.58         2.51         2.39        2.15        2.18
 Net investment loss(3)                           %       (2.06)      (2.50)       (2.40)       (2.11)      (1.75)      (1.96)
 Portfolio turnover rate                          %          60         357          427          104         134         223

(1) The Fund changed its fiscal year-end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+ Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 23.11% for Class C.

                 See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS A
                                                      --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS     YEAR        PERIOD
                                                               YEAR ENDED MAY 31,            ENDED         ENDED       ENDED
                                                      ----------------------------------    MAY 31,     OCTOBER 31,  OCTOBER 31,
                                                         2004        2003         2002      2001(1)        2000        1999(2)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        7.61        8.43         9.87         11.17        11.14        10.00
 Income (loss) from investment operations:
 Net investment income (loss)                     $        0.01        0.03         0.03         (0.01)          --         0.01
 Net realized and unrealized gain (loss)
 on investments                                   $        1.20       (0.85)       (1.47)        (1.29)        0.18         1.13
 Total from investment operations                 $        1.21       (0.82)       (1.44)        (1.30)        0.18         1.14
 Less distributions from:
 Net realized gain from investments               $          --          --           --            --         0.15           --
 Total distributions                              $          --          --           --            --         0.15           --
 Net asset value, end of period                   $        8.82        7.61         8.43          9.87        11.17        11.14
 TOTAL RETURN(3)                                  %       15.90       (9.73)      (14.59)       (11.64)        1.55        11.40

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $       5,362       7,205        9,883        12,748       23,571       27,091
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                                 %        1.53        1.54         1.33          1.45         1.37         1.29(5)
 Gross expenses prior to expense
 reimbursement(4)                                 %        1.53        1.54         1.33          1.45         1.37         1.56
 Net investment income (loss) after expense
 reimbursement(4)                                 %        0.11        0.32         0.12         (0.13)        0.01         0.23(5)
 Portfolio turnover rate                          %         200         106          149            26           57           26


                                                                                        CLASS B
                                                      --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS     YEAR        PERIOD
                                                                YEAR ENDED MAY 31,           ENDED         ENDED       ENDED
                                                      ----------------------------------    MAY 31,     OCTOBER 31,  OCTOBER 31,
                                                         2004        2003        2002       2001(1)        2000        1999(2)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        7.37        8.23         9.70         11.04        11.09        10.00
 Income (loss) from investment operations:
 Net investment loss                              $       (0.05)      (0.03)       (0.07)        (0.05)       (0.08)       (0.02)
 Net realized and unrealized gain (loss)
 on investments                                   $        1.17       (0.83)       (1.40)        (1.29)        0.18         1.11
 Total from investment operations                 $        1.12       (0.86)       (1.47)        (1.34)        0.10         1.09
 Less distributions from:
 Net realized gain from investments               $          --          --           --            --         0.15           --
 Total distributions                              $          --          --           --            --         0.15           --
 Net asset value, end of period                   $        8.49        7.37         8.23          9.70        11.04        11.09
 TOTAL RETURN(3)                                  %       15.20      (10.45)      (15.15)       (12.14)        0.83        10.90

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      32,848      34,358       53,185        76,726       94,028       99,249
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                                 %        2.23        2.24         2.03          2.15         2.07         1.99(5)
 Gross expenses prior to expense
 reimbursement(4)                                 %        2.23        2.24         2.03          2.15         2.07         2.29
 Net investment loss after
 expense reimbursement(4)                         %       (0.59)      (0.43)       (0.58)        (0.83)       (0.70)       (0.49)(5)
 Portfolio turnover rate                          %         200         106          149            26           57           26

(1) The Fund changed its fiscal year end to May 31.
(2) The Fund commenced operations on December 30, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4) Annualized for periods less than one year.
(5) Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS C
                                                      --------------------------------------------------------------------------
                                                                                          SEVEN MONTHS     YEAR        PERIOD
                                                                YEAR ENDED MAY 31,           ENDED         ENDED       ENDED
                                                      ----------------------------------    MAY 31,     OCTOBER 31,  OCTOBER 31,
                                                         2004        2003         2002      2001(1)        2000        1999(2)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        7.37        8.23         9.70         11.05        11.09        10.00
 Income (loss) from investment operations:
 Net investment loss                              $       (0.06)      (0.04)       (0.09)        (0.05)       (0.08)       (0.02)
 Net realized and unrealized gain (loss)
 on investments                                   $        1.18       (0.82)       (1.38)        (1.30)        0.19         1.11
 Total from investment operations                 $        1.12       (0.86)       (1.47)        (1.35)        0.11         1.09
 Less distributions from:
 Net realized gain from investments               $          --          --           --            --         0.15           --
 Total distributions                              $          --          --           --            --         0.15           --
 Net asset value, end of period                   $        8.49        7.37         8.23          9.70        11.05        11.09
 TOTAL RETURN(3)                                  %       15.20      (10.45)      (15.15)       (12.12)        0.92        10.90

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      15,233      21,478       36,486        66,252       88,449       75,941
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                                 %        2.23        2.24         2.03          2.15         2.07         1.99(5)
 Gross expenses prior to expense
 reimbursement(4)                                 %        2.23        2.24         2.03          2.15         2.07         2.27
 Net investment loss after expense
 reimbursement(4)                                 %       (0.59)      (0.43)       (0.58)        (0.83)       (0.70)       (0.49)(5)
 Portfolio turnover rate                          %         200         106          149            26           57           26

(1) The Fund changed its fiscal year end to May 31.
(2) The Fund commenced operations on December 30, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4) Annualized for periods less than one year.
(5) Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND                                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS A
                                                      --------------------------------------------------------------------------
                                                                                             ELEVEN
                                                                                             MONTHS
                                                               YEAR ENDED MAY 31,            ENDED        YEAR ENDED JUNE 30,
                                                      ----------------------------------     MAY 31,    ------------------------
                                                          2004        2003         2002      2001(1)         2000          1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       19.24       22.11        23.36         16.42        24.38        27.52
 Income (loss) from investment operations:
 Net investment income (loss)                     $        0.09        0.12         0.14          0.31         0.32         0.29
 Net realized and unrealized gain (loss)
 on investments                                   $        3.60       (1.78)        1.29          7.11        (5.30)       (2.70)
 Total from investment operations                 $        3.69       (1.66)        1.43          7.42        (4.98)       (2.41)
 Less distributions from:
 Net investment income                            $        0.08        0.09         0.33          0.33         0.25         0.18
 Net realized gain from investments               $        0.82        1.12         2.35          0.15         2.73         0.55
 Total distributions                              $        0.90        1.21         2.68          0.48         2.98         0.73
 Net asset value, end of period                   $       22.03       19.24        22.11         23.36        16.42        24.38
 TOTAL RETURN(2)                                  %       19.57       (6.98)        7.05         46.01       (22.44)       (8.61)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)             $         193         182          231           252          210          403
 Ratios to average net assets:
 Expenses(3)                                      %        1.41        1.52         1.48          1.42         1.41         1.39
 Net investment income(3)                         %        0.40        0.54         0.54          1.48         1.46         1.09
 Portfolio turnover rate                          %          35          19           43            39           10           29

                                                                                        CLASS B
                                                      --------------------------------------------------------------------------
                                                                                             ELEVEN
                                                                                             MONTHS
                                                               YEAR ENDED MAY 31,            ENDED        YEAR ENDED JUNE 30,
                                                      ----------------------------------     MAY 31,    ------------------------
                                                          2004        2003         2002      2001(1)          2000         1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       19.12       22.03        23.28         16.35        24.21        27.40
 Income (loss) from investment operations:
 Net investment income (loss)                     $       (0.08)      (0.07)       (0.04)         0.15         0.22         0.08
 Net realized and unrealized gain (loss)
 on investments                                   $        3.57       (1.72)        1.29          7.12        (5.32)       (2.66)
 Total from investment operations                 $        3.49       (1.79)        1.25          7.27        (5.10)       (2.58)
 Less distributions from:
 Net investment income                            $          --          --         0.15          0.19         0.03         0.06
 Net realized gain from investments               $        0.82        1.12         2.35          0.15         2.73         0.55
 Total distributions                              $        0.82        1.12         2.50          0.34         2.76         0.61
 Net asset value, end of period                   $       21.79       19.12        22.03         23.28        16.35        24.21
 TOTAL RETURN(2)                                  %       18.60       (7.66)        6.22         45.01       (23.00)       (9.31)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)             $         127         127          171           183          148          343
 Ratios to average net assets:
 Expenses(3)                                      %        2.16        2.27         2.23          2.17         2.16         2.14
 Net investment income (loss)(3)                  %       (0.36)      (0.21)       (0.21)         0.73         0.71         0.34
 Portfolio turnover rate                          %          35          19           43            39           10           29

(1) The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING LARGECAP VALUE FUND                                     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         CLASS A        CLASS B        CLASS C
                                                                       -----------    -----------    -----------
                                                                       FEBRUARY 2,    FEBRUARY 2,    FEBRUARY 3,
                                                                       2004(1) TO     2004(1) TO     2004(1) TO
                                                                         MAY 31,        MAY 31,        MAY 31,
                                                                          2004           2004           2004
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                              $         10.00          10.00           9.96
 Income (loss) from investment operations:
 Net investment income (loss)                                      $          0.01          (0.00)*        (0.00)*
 Net realized and unrealized loss
 on investments                                                    $         (0.36)         (0.37)         (0.33)
 Total from investment operations                                  $         (0.35)         (0.37)         (0.33)
 Net asset value, end of period                                    $          9.65           9.63           9.63
 TOTAL RETURN(2)                                                   %         (3.50)         (3.70)         (3.31)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                 $         4,729          2,601          3,793
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                    %          1.35           2.10           2.11
 Gross expenses prior to expense reimbursement(4)                  %          4.05           4.80           4.81
 Net investment income (loss) after expense
 reimbursement(3)(4)                                               %          0.72          (0.07)         (0.03)
 Portfolio turnover rate                                           %             4              4              4

(1) Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to recoupment by ING Investments, LLC within three years.
*   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING MAGNACAP FUND                                           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS A
                                                      -----------------------------------------------------------------------
                                                                                           ELEVEN
                                                                                           MONTHS
                                                               YEAR ENDED MAY 31,          ENDED         YEAR ENDED JUNE 30,
                                                      ----------------------------------   MAY 31,     ----------------------
                                                          2004        2003         2002    2001(1)         2000         1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        8.82       10.11        13.54        15.84       17.69       17.07
 Income (loss) from investment operations:
 Net investment income                            $        0.09        0.06         0.07         0.05        0.07        0.07
 Net realized and unrealized gain (loss)
 on investments                                   $        1.46       (1.32)       (1.53)       (0.38)      (0.08)       2.37
 Total from investment operations                 $        1.55       (1.26)       (1.46)       (0.33)      (0.01)       2.44
 Less distributions from:
 Net investment income                            $        0.09        0.03         0.07         0.09        0.05        0.04
 Net realized gain from investments               $          --          --         1.90         1.88        1.79        1.78
 Total distributions                              $        0.09        0.03         1.97         1.97        1.84        1.82
 Net asset value, end of period                   $       10.28        8.82        10.11        13.54       15.84       17.69
 TOTAL RETURN(2)                                  %       17.64      (12.46)      (10.96)       (2.77)      (0.36)      15.93

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     311,087     156,902      211,602      277,722     303,864     368,508
 Ratios to average net assets:
 Expenses(3)                                      %        1.35        1.45         1.34         1.31        1.29        1.35
 Net investment income (loss)(3)                  %        1.10        0.73         0.59         0.33        0.41        0.41
 Portfolio turnover rate                          %          28         110           75           92          26          48

                                                                                       CLASS B
                                                      -----------------------------------------------------------------------
                                                                                           ELEVEN
                                                                                           MONTHS
                                                               YEAR ENDED MAY 31,          ENDED         YEAR ENDED JUNE 30,
                                                      ----------------------------------   MAY 31,     ----------------------
                                                          2004        2003         2002    2001(1)          2000        1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        8.48        9.75        13.14        15.44       17.36       16.86
 Income (loss) from investment operations:
 Net investment income (loss)                     $        0.04        0.00*       (0.02)       (0.01)      (0.05)      (0.04)
 Net realized and unrealized gain (loss)
 on investments                                   $        1.39       (1.27)       (1.47)       (0.41)      (0.08)       2.32
 Total from investment operations                 $        1.43       (1.27)       (1.49)       (0.42)      (0.13)       2.28
 Less distributions from:
 Net investment income                            $          --          --           --           --          --          --
 Net realized gain from investments               $          --          --         1.90         1.88        1.79        1.78
 Total distributions                              $          --          --         1.90         1.88        1.79        1.78
 Net asset value, end of period                   $        9.91        8.48         9.75        13.14       15.44       17.36
 TOTAL RETURN(2)                                  %       16.86      (13.03)      (11.61)       (3.40)      (1.11)      15.12

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      52,812      50,677       79,685      112,286      87,167     116,227
 Ratios to average net assets:
 Expenses(3)                                      %        2.05        2.15         2.04         2.01        1.99        2.05
 Net investment income (loss)(3)                  %        0.35        0.03        (0.11)       (0.37)      (0.29)      (0.29)
 Portfolio turnover rate                          %          28         110           75           92          26          48

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

*   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (CONTINUED)                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                      -----------------------------------------------------------------------
                                                                                         ELEVEN MONTHS     YEAR     JUNE 1,
                                                               YEAR ENDED MAY 31,            ENDED        ENDED    1999(2) TO
                                                      ----------------------------------    MAY 31,      JUNE 30,   JUNE 30,
                                                         2004        2003        2002       2001(1)        2000      1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        8.48        9.76        13.14         15.44      17.37       16.69
 Income (loss) from investment operations:
 Net investment income (loss)                     $        0.03        0.00*       (0.01)        (0.01)     (0.10)         --
 Net realized and unrealized gain (loss)
 on investments                                   $        1.40       (1.28)       (1.47)        (0.41)     (0.04)       0.68
 Total from investment operations                 $        1.43       (1.28)       (1.48)        (0.42)     (0.14)       0.68
 Less distributions from:
 Net investment income                            $          --          --           --            --         --          --
 Net realized gain from investments               $          --          --         1.90          1.88       1.79          --
 Total distributions                              $          --          --         1.90          1.88       1.79          --
 Net asset value, end of period                   $        9.91        8.48         9.76         13.14      15.44       17.37
 TOTAL RETURN(3)                                  %       16.86      (13.11)      (11.53)        (3.41)     (1.17)       4.07

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      11,502       8,291        9,693        10,887      3,660         601
 Ratios to average net assets:
 Expenses(4)                                      %        2.05        2.15         2.04          2.01       1.99        1.12
 Net investment income (loss)(4)                  %        0.36        0.03        (0.11)        (0.37)     (0.29)       0.42
 Portfolio turnover rate                          %          28         110           75            92         26          48

                                                                                      CLASS M
                                                      -----------------------------------------------------------------------
                                                                                            ELEVEN
                                                                                            MONTHS
                                                               YEAR ENDED MAY 31,            ENDED      YEAR ENDED JUNE 30,
                                                      ----------------------------------    MAY 31,    ----------------------
                                                         2004        2003        2002       2001(1)     2000          1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        8.68        9.96        13.36        15.64       17.51       16.95
 Income (loss) from investment operations:
 Net investment income (loss)                     $        0.08        0.03         0.02           --       (0.01)      (0.01)
 Net realized and unrealized gain (loss)
 on investments                                   $        1.41       (1.31)       (1.50)       (0.39)      (0.06)       2.35
 Total from investment operations                 $        1.49       (1.28)       (1.48)       (0.39)      (0.07)       2.34
 Less distributions from:
 Net investment income                            $        0.01          --         0.02         0.01        0.01          --
 Net realized gain from investments               $          --          --         1.90         1.88        1.79        1.78
 Total distributions                              $        0.01          --         1.92         1.89        1.80        1.78
 Net asset value, end of period                   $       10.16        8.68         9.96        13.36       15.64       17.51
 TOTAL RETURN(3)                                  %       17.13      (12.85)      (11.30)       (3.21)      (0.71)      15.41

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $       5,270       7,445       12,074       17,440      13,050      16,351
 Ratios to average net assets:
 Expenses(4)                                      %        1.80        1.90         1.79         1.76        1.74        1.80
 Net investment income (loss)(4)                  %        0.55        0.28         0.14        (0.12)      (0.04)      (0.04)
 Portfolio turnover rate                          %          28         110           75           92          26          48

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of offering of shares.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

*   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND                                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   CLASS A                              CLASS B
                                                      ----------------------------------  -----------------------------------
                                                                                PERIOD                               PERIOD
                                                        YEAR ENDED MAY 31,       ENDED       YEAR ENDED MAY 31,       ENDED
                                                      ---------------------     MAY 31,   -----------------------    MAY 31,
                                                           2004        2003     2002(1)         2004        2003     2002(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        8.36       10.28        10.00         8.34       10.27        9.87
 Income (loss) from investment operations:
 Net investment income (loss)                     $       (0.02)       0.00*        0.00*       (0.07)      (0.06)      (0.01)
 Net realized and unrealized gain (loss)
 on investments                                   $        3.19       (1.77)        0.28         3.14       (1.75)       0.41
 Total from investment operations                 $        3.17       (1.77)        0.28         3.07       (1.81)       0.40
 Less distributions from:
 Net investment income                            $          --        0.04           --           --        0.01          --
 Net realized gain from investments               $          --        0.11           --           --        0.11          --
 Total distributions                              $          --        0.15           --           --        0.12          --
 Net asset value, end of period                   $       11.53        8.36        10.28        11.41        8.34       10.27
 TOTAL RETURN(3)                                  %       37.92      (16.94)        2.80        36.81      (17.40)       4.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      58,631      15,026       25,325       34,856      12,205      11,656
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)                   %        1.75        1.75         1.61         2.50        2.50        2.36
 Gross expenses prior to expense
 reimbursement(4)                                 %        1.62        2.17         3.05         2.37        2.92        3.80
 Net investment income (loss) after expense
 reimbursement/recoupment(4)(5)                   %       (0.18)      (0.10)        0.04        (0.95)      (0.82)      (0.71)
 Portfolio turnover rate                          %          70          72           13           70          72          13

                                                                                                         CLASS C
                                                                                             ---------------------------------
                                                                                                                      PERIOD
                                                                                              YEAR ENDED MAY 31,       ENDED
                                                                                             --------------------     MAY 31,
                                                                                                2004        2003      2002(2)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                   $        8.34       10.26        9.87
 Income (loss) from investment operations:
 Net investment loss                                                                    $       (0.07)      (0.05)      (0.01)
 Net realized and unrealized gain (loss) on investments                                 $        3.13       (1.75)       0.40
 Total from investment operations                                                       $        3.06       (1.80)       0.39
 Less distributions from:
 Net investment income                                                                  $          --        0.01          --
 Net realized gain from investments                                                     $          --        0.11          --
 Total distributions                                                                    $          --        0.12          --
 Net asset value, end of period                                                         $       11.40        8.34       10.26
 TOTAL RETURN(3)                                                                        %       36.69      (17.32)       3.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                      $      31,982      12,034       9,731
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(4)(5)                              %        2.50        2.50        2.36
 Gross expenses prior to expense reimbursement(4)                                       %        2.37        2.92        3.80
 Net investment loss after expense reimbursement/recoupment(4)(5)                       %       (0.94)      (0.81)      (0.71)
 Portfolio turnover rate                                                                %          70          72          13

(1) The Fund commenced operations on February 1, 2002.

(2) Class B and Class C commenced operations on February 4, 2002.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND                                     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     CLASS A                              CLASS B
                                                        ----------------------------------  ------------------------------------
                                                                                  PERIOD                               PERIOD
                                                          YEAR ENDED MAY 31,       ENDED       YEAR ENDED MAY 31,       ENDED
                                                        ---------------------     MAY 31,   -----------------------    MAY 31,
                                                           2004       2003        2002(1)       2004        2003       2002(2)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        9.44       10.62        10.00         9.39       10.60        9.85
 Income (loss) from investment operations:
 Net investment loss                              $       (0.05)      (0.05)       (0.01)       (0.13)      (0.11)      (0.02)
 Net realized and unrealized gain (loss)
 on investments                                   $        4.88       (1.00)        0.63         4.84       (1.01)       0.77
 Total from investment operations                 $        4.83       (1.05)        0.62         4.71       (1.12)       0.75
 Less distributions from:
 Net investment income                            $          --        0.04           --           --          --          --
 Net realized gain from investments               $        0.74        0.09           --         0.74        0.09          --
 Total distributions                              $        0.74        0.13           --         0.74        0.09          --
 Net asset value, end of period                   $       13.53        9.44        10.62        13.36        9.39       10.60
 TOTAL RETURN(3)                                  %       52.83       (9.83)        6.20        51.80      (10.53)       7.61

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      45,609      12,280        18,435      19,815       8,233       7,889
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)                   %        1.75        1.75         1.62         2.50        2.50        2.37
 Gross expenses prior to expense
 reimbursement(4)                                 %        1.66        2.17         3.65         2.41        2.92        4.40
 Net investment loss after expense
 reimbursement/recoupment(4)(5)                   %       (0.67)      (0.54)       (0.39)       (1.37)      (1.29)      (1.14)
 Portfolio turnover rate                          %          57          54           12           57          54          12

                                                                                                        CLASS C
                                                                                            ---------------------------------
                                                                                                                    PERIOD
                                                                                             YEAR ENDED MAY 31,      ENDED
                                                                                            --------------------    MAY 31,
                                                                                               2004        2003     2002(6)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                   $        9.38       10.60        9.76
 Income (loss) from investment operations:
 Net investment loss                                                                    $       (0.12)      (0.10)      (0.01)
 Net realized and unrealized gain (loss) on investments                                 $        4.83       (1.02)       0.85
 Total from investment operations                                                       $        4.71       (1.12)       0.84
 Less distributions from:
 Net investment income                                                                  $          --        0.01          --
 Net realized gain from investments                                                     $        0.74        0.09          --
 Total distributions                                                                    $        0.74        0.10          --
 Net asset value, end of period                                                         $       13.35        9.38       10.60
 TOTAL RETURN(3)                                                                        %       51.86      (10.55)       8.61

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                      $      28,906      11,241       8,468
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(4)(5)                              %        2.50        2.50        2.37
 Gross expenses prior to expense reimbursement(4)                                       %        2.41        2.92        4.40
 Net investment loss after expense reimbursement/recoupment(4)(5)                       %       (1.35)      (1.28)      (1.14)
 Portfolio turnover rate                                                                %          57          54          12

(1) The Fund commenced operations on February 1, 2002.

(2) Class B commenced offering shares on February 4, 2002.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(6) Class C commenced offering of shares on February 7, 2002.

*   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING TAX EFFICIENT EQUITY FUND                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                      -----------------------------------------------------------------------
                                                                                            SEVEN
                                                                                            MONTHS          YEAR ENDED
                                                               YEAR ENDED MAY 31,           ENDED           OCTOBER 31,
                                                      ----------------------------------    MAY 31,    ----------------------
                                                         2004        2003        2002       2001(1)       2000       1999(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        8.65        9.97        11.52        12.37       11.99       10.00
 Income (loss) from investment operations:
 Net investment income (loss)                     $       (0.04)       0.00*          --         0.02        0.05        0.04
 Net realized and unrealized gain (loss)
 on investments                                   $        1.47       (1.32)       (1.55)       (0.84)       0.38        1.95
 Total from investment operations                 $        1.43       (1.32)       (1.55)       (0.82)       0.43        1.99
 Less distributions from:
 Net investment income                            $          --          --           --         0.03        0.05          --
 Total distributions                              $          --          --           --         0.03        0.05          --
 Net asset value, end of period                   $       10.08        8.65         9.97        11.52       12.37       11.99
 TOTAL RETURN(3)                                  %       16.53+     (13.24)      (13.45)       (6.66)       3.62       19.90

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      27,936      26,418       35,159       42,640      47,647      45,714
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %        1.45        1.45         1.44         1.40        1.31        1.28
 Gross expenses prior to expense reimbursement(4) %        1.55        1.65         1.63         1.78        2.22        2.40
 Net investment income (loss) after expense
 reimbursement(4)(5)                              %       (0.36)      (0.01)       (0.02)        0.25        0.36        0.49
 Portfolio turnover rate                          %         120          69           27            9          14           9

                                                                                      CLASS B
                                                      -----------------------------------------------------------------------
                                                                                            SEVEN
                                                                                            MONTHS          YEAR ENDED
                                                               YEAR ENDED MAY 31,            ENDED          OCTOBER 31,
                                                      ----------------------------------    MAY 31,    ----------------------
                                                         2004        2003        2002       2001(1)      2000        1999(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        8.44        9.79        11.41        12.28       11.96       10.00
 Income (loss) from investment operations:
 Net investment loss                              $       (0.12)      (0.07)       (0.09)       (0.03)      (0.04)      (0.01)
 Net realized and unrealized gain (loss)
 on investments                                   $        1.44       (1.28)       (1.53)       (0.83)       0.39        1.97
 Total from investment operations                 $        1.32       (1.35)       (1.62)       (0.86)       0.35        1.96
 Less distributions from:
 Net investment income                            $          --          --           --         0.01        0.03          --
 Total distributions                              $          --          --           --         0.01        0.03          --
 Net asset value, end of period                   $        9.76        8.44         9.79        11.41       12.28       11.96
 TOTAL RETURN(3)                                  %       15.64+     (13.79)      (14.20)       (6.97)       2.94       19.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $       4,470       5,220        8,268        9,930       8,268       7,059
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %        2.20        2.20         2.19         2.05        1.96        1.95
 Gross expenses prior to expense reimbursement(4) %        2.20        2.30         2.28         2.43        2.47        2.66
 Net investment loss after expense
 reimbursement(4)(5)                              %       (1.11)      (0.76)       (0.77)       (0.40)      (0.29)      (0.14)
 Portfolio turnover rate                          %         120          69           27            9         14            9

(1) The Fund changed its fiscal year end to May 31.

(2) The Fund commenced operations on December 15, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses,(excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*   Amount represents less than $0.01 per share.

+ Total returns without the effect of reimbursement by affiliate for investment transaction losses would have been 16.42% and 15.52%, for Class A and Class B, respectively.

                 See Accompanying Notes to Financial Statements

ING TAX EFFICIENT EQUITY FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                      -----------------------------------------------------------------------
                                                                                            SEVEN
                                                                                            MONTHS          YEAR ENDED
                                                               YEAR ENDED MAY 31,            ENDED          OCTOBER 31,
                                                      ----------------------------------    MAY 31,    ----------------------
                                                         2004        2003        2002       2001(1)      2000        1999(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $        8.38        9.73        11.33        12.20       11.92       10.00
 Income (loss) from investment operations:
 Net investment income (loss)                     $       (0.11)      (0.07)       (0.10)       (0.01)      (0.04)         --
 Net realized and unrealized gain (loss)
 on investments                                   $        1.42       (1.28)       (1.50)       (0.85)       0.39        1.92
 Total from investment operations                 $        1.31       (1.35)       (1.60)       (0.86)       0.35        1.92
 Less distributions from:
 Net investment income                            $          --          --           --         0.01        0.07          --
 Total distributions                              $          --          --           --         0.01        0.07          --
 Net asset value, end of period                   $        9.69        8.38         9.73        11.33       12.20       11.92
 TOTAL RETURN(3)                                  %       15.63+     (13.88)      (14.12)       (7.01)       2.91       19.20

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $         960         903        1,392         2,202      2,870       1,222
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %        2.20        2.20         2.19         2.05        1.95        1.97
 Gross expenses prior to expense reimbursement(4) %        2.20        2.30         2.28         2.43        2.47        2.64
 Net investment loss after expense
 reimbursement(4)(5)                              %       (1.11)      (0.76)       (0.77)       (0.40)      (0.32)      (0.14)
 Portfolio turnover rate                          %         120          69           27            9          14           9

(1) The Fund changed its fiscal year end to May 31.

(2) The Fund commenced operations on December 15, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

+ There was no impact on total return for Class C by the reimbursement by affiliate for investment transaction losses.

                 See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND                                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                      -------------------------------------------------------------------------
                                                                                         ELEVEN MONTHS   YEAR      THREE MONTHS
                                                               YEAR ENDED MAY 31,            ENDED       ENDED        ENDED
                                                      ----------------------------------    MAY 31,     JUNE 30,     JUNE 30,
                                                         2004        2003        2002       2001(1)       2000       1999(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       16.20       15.35        17.89         27.70      23.27         21.92
 Income (loss) from investment operations:
 Net investment income                            $        0.36        0.38         0.30          0.85       0.42          0.10
 Net realized and unrealized gain (loss)
 on investments                                   $        1.97        0.78        (2.34)        (5.29)      8.02          1.35
 Total from investment operations                 $        2.33        1.16        (2.04)        (4.44)      8.44          1.45
 Less distributions from:
 Net investment income                            $        0.42        0.31         0.41          0.51       0.32          0.10
 Net realized gain from investments               $          --          --         0.09          4.86       3.69            --
 Total distributions                              $        0.42        0.31         0.50          5.37       4.01          0.10
 Net asset value, end of period                   $       18.11       16.20        15.35         17.89      27.70         23.27
 TOTAL RETURN(3)                                  %       14.52        7.80       (11.44)       (17.78)     39.88          6.62

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      63,443      51,008       60,692        98,896    131,218        73,133
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                              %        1.48        1.59         1.46          1.42       1.35          1.45
 Gross expenses prior to expense
 reimbursement(4)                                 %        1.48        1.59         1.46          1.41       1.35          2.10
 Net investment income after
 expense reimbursement(4)(5)                      %        2.13        2.57         1.93          2.20       1.78          1.82
 Portfolio turnover rate                          %         138          97          100           145        129            28

                                                                                      CLASS B
                                                      -------------------------------------------------------------------------
                                                                                         ELEVEN MONTHS    YEAR     THREE MONTHS
                                                               YEAR ENDED MAY 31,            ENDED        ENDED       ENDED
                                                      ----------------------------------    MAY 31,     JUNE 30,     JUNE 30,
                                                         2004        2003        2002       2001(1)       2000       1999(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       17.79       16.83        19.56         30.20      25.34         23.86
 Income (loss) from investment operations:
 Net investment income                            $        0.30        0.35         0.24          0.49       0.29          0.07
 Net realized and unrealized gain (loss)
 on investments                                   $        2.13        0.83        (2.59)        (5.49)      8.77          1.47
 Total from investment operations                 $        2.43        1.18        (2.35)        (5.00)      9.06          1.54
 Less distributions from:
 Net investment income                            $        0.31        0.22         0.28          0.34       0.19          0.06
 Net realized gain from investments               $          --          --         0.10          5.30       4.01            --
 Total distributions                              $        0.31        0.22         0.38          5.64       4.20          0.06
 Net asset value, end of period                   $       19.91       17.79        16.83         19.56      30.20         25.34
 TOTAL RETURN(3)                                  %       13.75        7.16       (12.04)       (18.26)     39.21          6.47

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      75,097      72,364       88,650       125,366    139,704        68,091
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                              %        2.13        2.24         2.11          2.07       2.00          2.10
 Gross expenses prior to expense
 reimbursement(4)                                 %        2.13        2.24         2.11          2.06       2.00          2.10
 Net investment income after
 expense reimbursement(4)(5)                      %        1.48        1.92         1.28          1.55       1.13          1.17
 Portfolio turnover rate                          %         138          97          100           145        129            28

(1) The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND (CONTINUED)                            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                      -------------------------------------------------------------------------
                                                                                             ELEVEN                   THREE
                                                                                             MONTHS       YEAR        MONTHS
                                                               YEAR ENDED MAY 31,             ENDED       ENDED        ENDED
                                                      ----------------------------------     MAY 31,    JUNE 30,     JUNE 30,
                                                         2004       2003        2002         2001(1)      2000        1999(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       16.62       15.75        18.33         28.33      23.78         22.40
 Income (loss) from investment operations:
 Net investment income                            $        0.27        0.32         0.22          0.58       0.28          0.07
 Net realized and unrealized gain (loss)
 on investments                                   $        1.99        0.78        (2.42)        (5.26)      8.22          1.37
 Total from investment operations                 $        2.26        1.10        (2.20)        (4.68)      8.50          1.44
 Less distributions from:
 Net investment income                            $        0.32        0.23         0.29          0.35       0.19          0.06
 Net realized gain from investments               $          --          --         0.09          4.97       3.76            --
 Total distributions                              $        0.32        0.23         0.38          5.32       3.95          0.06
 Net asset value, end of period                   $       18.56       16.62        15.75         18.33      28.33         23.78
 TOTAL RETURN(3)                                  %       13.72        7.15       (12.03)       (18.25)     39.24          6.45

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      71,365      66,412       81,247       118,363    156,592       100,276
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                              %        2.13        2.24         2.11          2.07       2.00          2.10
 Gross expenses prior to expense
 reimbursement(4)                                 %        2.13        2.24         2.11          2.06       2.00          2.10
 Net investment income after
 expense reimbursement(4)(5)                      %        1.48        1.92         1.28          1.55       1.13          1.17
 Portfolio turnover rate                          %         138          97          100           145        129            28

(1) The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING EQUITY AND BOND FUND                                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                      -------------------------------------------------------------------------
                                                                                         ELEVEN MONTHS    YEAR     THREE MONTHS
                                                               YEAR ENDED MAY 31,           ENDED        ENDED        ENDED
                                                      ----------------------------------    MAY 31,     JUNE 30,     JUNE 30,
                                                         2004        2003        2002       2001(1)       2000       1999(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       11.71       12.06        13.30         15.04      19.23         19.03
 Income (loss) from investment operations:
 Net investment income (loss)                     $        0.15        0.31         0.39          0.93       0.51          0.10
 Net realized and unrealized gain (loss)
 on investments                                   $        0.87       (0.41)       (1.13)        (1.01)     (0.60)         0.17
 Total from investment operations                 $        1.02       (0.10)       (0.74)        (0.08)     (0.09)         0.27
 Less distributions from:
 Net investment income                            $        0.26        0.25         0.45          0.51       0.39          0.07
 Net realized gain from investments               $          --          --         0.05          1.15       3.71            --
 Total distributions                              $        0.26        0.25         0.50          1.66       4.10          0.07
 Net asset value, end of period                   $       12.47       11.71        12.06         13.30      15.04         19.23
 TOTAL RETURN(3)                                  %        8.84+      (0.66)       (5.55)        (0.61)     (1.01)         1.42

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      36,205      32,179       57,042        61,477     63,592         9,619
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)                   %        1.60        1.60         1.48          1.32       1.40          1.49
 Gross expenses prior to expense
 reimbursement(4)                                 %        1.59        1.71         1.45          1.53       1.61          1.75
 Net investment income (loss) after
 expense reimbursement/recoupment(4)(5)           %        1.27        2.62         3.11          3.54       3.26          2.06
 Portfolio turnover rate                          %         302         129          145            76        173            63

                                                                                      CLASS B
                                                      -------------------------------------------------------------------------
                                                                                         ELEVEN MONTHS    YEAR     THREE MONTHS
                                                               YEAR ENDED MAY 31,            ENDED        ENDED       ENDED
                                                      ----------------------------------    MAY 31,     JUNE 30,     JUNE 30,
                                                         2004        2003        2002       2001(1)       2000       1999(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       12.61       12.97        14.28         16.09      20.59         20.38
 Income (loss) from investment operations:
 Net investment income (loss)                     $        0.08        0.29         0.32          0.80       0.44          0.07
 Net realized and unrealized gain (loss)
 on investments                                   $        0.92       (0.47)       (1.22)        (0.98)     (0.64)         0.18
 Total from investment operations                 $        1.00       (0.18)       (0.90)        (0.18)     (0.20)         0.25
 Less distributions from:
 Net investment income                            $        0.18        0.18         0.36          0.39       0.33          0.04
 Net realized gain from investments               $          --          --         0.05          1.24       3.97            --
 Total distributions                              $        0.18        0.18         0.41          1.63       4.30          0.04
 Net asset value, end of period                   $       13.43       12.61        12.97         14.28      16.09         20.59
 TOTAL RETURN(3)                                  %        8.05+      (1.29)       (6.26)        (1.21)     (1.58)         1.24

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      19,386      22,348       31,682        35,828     41,026         7,157
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)                   %        2.25        2.25         2.13          1.97       2.05          2.14
 Gross expenses prior to expense
 reimbursement(4)                                 %        2.24        2.36         2.10          2.18       2.26          2.40
 Net investment income (loss) after
 expense reimbursement/recoupment(4)(5)           %        0.62        1.97         2.46          2.89       2.61          1.41
 Portfolio turnover rate                          %         302         129          145            76        173            63

(1) The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

+ Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 8.76% for Class A, and there was no effect on Class B.

                 See Accompanying Notes to Financial Statements

ING EQUITY AND BOND FUND (CONTINUED)                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                      -------------------------------------------------------------------------
                                                                                             ELEVEN                   THREE
                                                                                             MONTHS       YEAR        MONTHS
                                                               YEAR ENDED MAY 31,             ENDED       ENDED        ENDED
                                                      ----------------------------------     MAY 31,    JUNE 30,     JUNE 30,
                                                         2004       2003        2002         2001(1)      2000        1999(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       11.21       11.57        12.78         14.45      18.53         18.35
 Income (loss) from investment operations:
 Net investment income (loss)                     $        0.07        0.17         0.34          0.74       0.45          0.06
 Net realized and unrealized gain (loss)
 on investments                                   $        0.82       (0.34)       (1.13)        (0.91)     (0.62)         0.16
 Total from investment operations                 $        0.89       (0.17)       (0.79)        (0.17)     (0.17)         0.22
 Less distributions from:
 Net investment income                            $        0.20        0.19         0.37          0.39       0.34          0.04
 Net realized gain from investments               $          --          --         0.05          1.11       3.57            --
 Total distributions                              $        0.20        0.19         0.42          1.50       3.91          0.04
 Net asset value, end of period                   $       11.90       11.21        11.57         12.78      14.45         18.53
 TOTAL RETURN(3)                                  %        8.04+      (1.27)       (6.20)        (1.28)     (1.53)         1.21

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      13,566      14,240       18,007        22,679     25,838        21,331
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)                   %        2.25        2.25         2.13          1.97       2.05          2.14
 Gross expenses prior to expense
 reimbursement(4)                                 %        2.24        2.36         2.10          2.18       2.26          2.40
 Net investment income (loss) after
 expense reimbursement/recoupment(4)(5)           %        0.62        1.96         2.46          2.89       2.61          1.41
 Portfolio turnover rate                          %         302         129          145            76        173            63

(1) The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

+ Total return without the effect of affiliated payments would have been 7.95%.

                 See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND                                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              CLASS A                   CLASS B                   CLASS C
                                                      -----------------------   -----------------------   ----------------------
                                                        YEAR     DECEMBER 20,     YEAR     NOVEMBER 20,     YEAR      JANUARY 17
                                                        ENDED     2002(1) TO      ENDED     2002(1) TO      ENDED     2003(1) TO
                                                       MAY 31,     MAY 31,       MAY 31,     MAY 31,       MAY 31,      MAY 31,
                                                        2004        2003          2004        2003          2004         2003
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $      11.06         10.06       11.10         10.00        11.37        9.96
 Income (loss) from investment operations:
 Net investment income (loss)                      $       0.57          0.16        0.45          0.12         0.43       (0.01)*
 Net realized and unrealized gain (loss)
 on investments                                    $       2.29          1.04        2.32          1.15         2.40        1.50
 Total from investment operations                  $       2.86          1.20        2.77          1.27         2.83        1.49
 Less distributions from:
 Net investment income                             $       0.65          0.20        0.58          0.17         0.58        0.08
 Net realized gain from investments                $       0.51            --        0.51            --         0.51          --
 Total distributions                               $       1.16          0.20        1.09          0.17         1.09        0.08
 Net asset value, end of period                    $      12.76         11.06       12.78         11.10        13.11       11.37
 TOTAL RETURN(2)                                   %      26.79         12.06       25.81         12.77        25.75       15.03

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $     16,569           982       1,990           149        2,708         157
 Ratios to average net assets:
 Net expenses after expense reimbursement
 and brokerage commission recapture(3)(4)          %       1.27          1.45        2.02          2.20         2.02        2.20
 Net expenses after expense reimbursement(4)(5)    %       1.31          1.45        2.06          2.20         2.06        2.20
 Gross expenses prior to expense
 reimbursement and brokerage commission
 recapture(5)                                      %       1.37          1.53        2.12          2.30         2.12        2.30
 Net investment income (loss) after expense
 reimbursement and brokerage commission
 recapture(5)(6)                                   %       4.84          0.01        3.28          1.91         3.54       (1.62)
 Portfolio turnover rate                           %        132            62         132            62          132          62

(1) Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2004

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds contained within this book are comprised of ING Equity Trust ("IET") and ING Investment Funds, Inc. ("IIF") both of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-two separate series (Portfolios). Twelve of the Portfolios in this report are: ING LargeCap Growth Fund ("LargeCap Growth"), ING MidCap Opportunities Fund ("MidCap Opportunities"), ING SmallCap Opportunities Fund ("SmallCap Opportunities"), ING Disciplined LargeCap Fund ("Disciplined LargeCap"), ING Financial Services Fund ("Financial Services"), ING LargeCap Value Fund ("LargeCap Value"), ING MidCap Value Fund ("MidCap Value"), ING SmallCap Value Fund ("SmallCap Value"), ING Tax Efficient Equity Fund ("Tax Efficient Equity"), ING Convertible Fund ("Convertible"), ING Equity and Bond Fund ("Equity and Bond") and ING Real Estate Fund ("Real Estate"). IIF is a Maryland Corporation organized on July 7, 1969 with one Portfolio, ING MagnaCap Fund ("MagnaCap").

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class I, Class M, and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. No class preferential dividend rights exist. Differences in per share dividend rates generally results from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

        (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

        (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

     ANNUALLY
     LargeCap Growth
     MidCap Opportunities
     SmallCap Opportunities
     Disciplined LargeCap
     Financial Services
     LargeCap Value
     MidCap Value
     SmallCap Value
     Tax Efficient Equity

     SEMI-ANNUALLY
     MagnaCap

     QUARTERLY
     Convertible
     Equity and Bond
     Real Estate

     Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

     The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. OPTIONS CONTRACTS. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K. OFFERING COSTS. Offering costs are capitalized and amortized on a straight line basis over a period of twelve months.

L. ILLIQUID AND RESTRICTED SECURITIES. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M. DELAYED DELIVERY TRANSACTIONS. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

N. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the period ended May 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                                  PURCHASES           SALES
                                                  ---------           -----
LargeCap Growth                                $   440,596,425   $   353,536,641
MidCap Opportunities                               461,144,264       252,034,348
SmallCap Opportunities                             164,782,145       255,475,230
Disciplined LargeCap                               162,067,728       181,371,471
Financial Services                                 112,591,478       146,988,946
LargeCap Value                                      10,626,589           248,883
MagnaCap                                           188,577,222        87,262,139
MidCap value                                       117,962,615        51,626,908
SmallCap Value                                      63,689,148        29,588,179
Tax Efficient Equity                                39,236,838        42,392,082
Convertible                                        293,363,950       289,634,263
Equity and Bond                                     81,094,298        88,606,106
Real Estate                                        243,746,885       213,170,927

U.S. Government securities not included above were as follows:

                                                  PURCHASES           SALES
                                                  ---------           -----
Equity and Bond                                $   137,936,736   $   135,096,178

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser") a wholly-owned subsidiary of ING Groep N.V. ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management. The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                              AS A PERCENT OF AVERAGE NET ASSETS
                              ----------------------------------
LargeCap Growth               0.75% on first $500 million; 0.675%
                              on next $500 million; and
                              0.65% in excess of $1 billion
MidCap Opportunities          1.00% on first $500 million; and 0.90%
                              thereafter
SmallCap Opportunities        1.00% on first $100 million; 0.90% on
                              next $150 million; 0.80% on next
                              $250 million; and 0.75% in excess of
                              $500 million
Disciplined LargeCap          0.70%
Financial Services            1.00% on first $30 million;
                              0.75% on next $95 million; and
                              0.70% in excess of $125 million
LargeCap Value                0.90% on first $50 million;
                              0.85% on next $450 million; and
                              0.80% thereafter
MagnaCap                      1.00% on first $30 million;
                              0.75% on next $220 million; 0.625%
                              on next $200 million; and
                              0.50% in excess of $450 million
MidCap Value                  1.00% on first $50 million; and 0.90%
                              thereafter
SmallCap Value                1.00% on first $50 million; and 0.90%
                              thereafter
Tax Efficient Equity          0.80%
Convertible                   0.75% on first $500 million; 0.675%
                              on next $500 million; and
                              0.65% in excess of $1 billion
Equity and Bond               0.75% on first $500 million; 0.675%
                              on next $500 million; and
                              0.65% in excess of $1 billion
Real Estate                   0.70%

Aeltus Investment Management, Inc. ("ING Aeltus"), a registered investment advisor, serves as Sub-Adviser to the MidCap Opportunities Fund, SmallCap Opportunities Fund, Disciplined LargeCap Fund, Financial Services Fund, MagnaCap Fund, Tax Efficient Equity Fund, Convertible Fund and the Equity and Bond Fund pursuant to Sub-Advisory Agreements between the Investment Manager and ING Aeltus.

Brandes Investment Partners, LP ("Brandes"), a registered investment advisor, serves as Sub-Adviser to the LargeCap Value, MidCap Value and SmallCap Value Funds pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Wellington Management Company, LLP is the Sub-Adviser to the LargeCap Growth
Fund.

ING Clarion Real Estate Securities L.P. ("ING Clarion"), a registered investment advisor, is the Sub-Adviser to the Real Estate Fund pursuant a Sub-Advisory Agreement between the Investment Manager and ING Clarion.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds' average daily net assets.

Financial Services and MagnaCap have entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for LargeCap Growth, Convertible and Equity and Bond.

MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

The Adviser, ING Aeltus, ING Clarion, IFS and the Distributor are indirect wholly-owned subsidiaries of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the

Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

                                       CLASS A  CLASS B  CLASS C  CLASS I CLASS M   CLASS Q
                                       -------  -------  -------  ------- -------   -------
LargeCap Growth                         0.35%    1.00%    1.00%     N/A      N/A     0.25%
MidCap Opportunities                    0.30%    1.00%    1.00%     N/A      N/A     0.25%
SmallCap Opportunities                  0.30%    1.00%    1.00%     N/A      N/A     0.25%
Disciplined LargeCap                    0.30%    1.00%    1.00%     N/A      N/A      N/A
Financial Services                      0.25%    1.00%    1.00%     N/A      N/A      N/A
LargeCap Value                          0.25%    1.00%    1.00%     N/A      N/A      N/A
MagnaCap                                0.30%    1.00%    1.00%     N/A     0.75%    0.25%
MidCap Value                            0.25%    1.00%    1.00%     N/A      N/A     0.25%
SmallCap Value                          0.25%    1.00%    1.00%     N/A      N/A     0.25%
Tax Efficient Equity                    0.35%    1.00%    1.00%     N/A      N/A      N/A
Convertible                             0.35%    1.00%    1.00%     N/A      N/A     0.25%
Equity and Bond                         0.35%    1.00%    1.00%     N/A      N/A     0.25%
Real Estate                             0.25%    1.00%    1.00%     N/A      N/A     0.25%

Beginning March 1, 2001, the Distributor agreed to waive 0.10% of the Distribution fee for the Tax Efficient Equity Fund for Class A only.

For the year ended May 31, 2004, the Distributor has retained $291,737 as sales charges from the proceeds of Class A Shares sold, $5,383 and $52,313 from the proceeds of Class A Shares and Class C Shares redeemed, respectively and $55 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Manager may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                               ACCRUED       ACCRUED         ACCRUED
                             INVESTMENT   ADMINISTRATIVE  DISTRIBUTION
                             MANAGEMENT     AND SERVICE    AND SERVICE
                                FEES           FEES           FEES        RECOUPMENT       TOTAL
                             ----------   --------------  ------------    ----------       -----
LargeCap Growth             $    196,165   $     26,155   $    173,615   $     30,885   $    426,820
MidCap Opportunities             393,055         39,328        324,487         50,000        806,870
SmallCap Opportunities           198,612         21,148        139,821             --        359,581
Disciplined LargeCap              44,815          6,402         41,905             --         93,122
Financial Services               199,698             --        147,364             --        347,062
LargeCap Value                     7,685            854          5,758             --         14,297
MagnaCap                         232,875             --        136,145          4,785        373,805
MidCap Value                     104,298         10,430         66,269         54,000        234,997
SmallCap Value                    70,389          7,039         46,594         27,001        151,023
Tax Efficient Equity              22,189          2,774         10,336         10,040         45,339
Convertible                      134,746         17,966        142,988             37        295,737
Equity and Bond                   43,902          5,853         38,250         28,854        116,859
Real Estate                      101,469         14,495          6,850         14,354        137,168

At May 31, 2004, ING Life Insurance & Annuity Company, a wholly-owned indirect subsidiary of ING Groep N.V., held 68.22% of the Tax Efficient Equity Fund. At May 31, 2004, certain non-affiliated individuals and entities owned separately the following percentage of the Real Estate Fund: 26.83% and 5.68%. Investment activities of these shareholders could have a material impact on the Funds.

During the year ended May 31, 2004, the Investment Manager reimbursed SmallCap Opportunities, Tax Efficient Equity and Equity and Bond $147,440, $21,170 and $26,158, respectively, for transaction losses realized on the disposal of investments to correct violation of restrictions.

NOTE 7 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2004, the funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

                                                                      PAYABLE FOR
                                                                    TRANSFER AGENT
                                                                         FEES
                                                                         ----
Financial Services                                                      $ 247,890

                                                                      PAYABLE FOR
                                                                     POSTAGE FEES
                                                                     ------------
Financial Services                                                      $ 193,796

                                                                      PAYABLE FOR
                                                                     OFFERING FEES
                                                                     -------------
LargeCap Value                                                          $  59,360

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                       CLASS A  CLASS B  CLASS C  CLASS I CLASS Q
                                       -------  -------  -------  ------- -------
LargeCap Growth(1)                      1.45%    2.10%    2.10%     1.10%   1.35%
MidCap Opportunities(2)                 1.75%    2.45%    2.45%     1.45%   1.60%
LargeCap Value                          1.45%    2.20%    2.20%     1.20%    N/A
MidCap Value                            1.75%    2.50%    2.50%     1.50%   1.75%
SmallCap Value                          1.75%    2.50%    2.50%     1.50%   1.75%
Tax Efficient Equity                    1.45%    2.20%    2.20%      N/A     N/A
Convertible                             1.60%    2.25%    2.25%      N/A    1.50%
Equity and Bond                         1.60%    2.25%    2.25%      N/A    1.50%
Real Estate                             1.45%    2.20%    2.20%     1.00%   1.25%

----------
(1) Prior to February 25, 2003, the expense limitation rates for Class A, Class B, Class C, Class I and Class Q were 1.60%, 2.25%, 2.25% and 1.50%, respectively.
(2) Prior to January 1, 2004, the expense limation rates for Class A, Class B, Class C, Class I and Class Q were 1.50%, 2.20%, 2.20%, 1.20% and 1.35%, respectively.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of May 31, 2004, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

                                              MAY 31,
                             -----------------------------------------
                                2005           2006           2007          TOTAL
                             -----------   ------------   ------------   ------------
LargeCap Growth              $        --   $    303,212   $    408,020   $    711,232
MidCap Opportunities             233,782        600,861        240,276      1,074,919
LargeCap Value Fund                   --             --         48,986         48,986
MidCap Value                      12,622        141,380             --        154,002
SmallCap Value                    59,648        125,566             --        185,214
Tax Efficent Equity               44,062         33,221          1,523         78,806
Equity and Bond Fund                  --         82,231             --         82,231
Real Estate Fund                      --        118,117         90,709        208,826

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended May 31, 2004:

                                                                  APPROXIMATE
                                                APPROXIMATE         WEIGHTED
                                 DAYS          AVERAGE DAILY        AVERAGE
                               UTILIZED           BALANCE        INTEREST RATE
                               --------        -------------     -------------
MidCap Opportunities               13             671,538            1.48%
SmallCap Opportunities             15             662,733            1.47%
MagnaCap                            2             955,000            1.48%
Convertible                        23           1,189,609            1.45%

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                            CLASS A SHARES                  CLASS B SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------
LARGECAP GROWTH (NUMBER OF SHARES)
Shares sold                              4,717,809       1,731,633       3,033,622         408,627
Shares redeemed                         (1,508,196)     (2,830,849)     (1,409,436)     (2,383,990)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                  3,209,613      (1,099,216)      1,624,186      (1,975,363)
                                    ==============  ==============  ==============  ==============

LARGECAP GROWTH ($)
Shares sold                         $   77,600,379  $   23,912,505  $   48,308,654  $    5,315,977
Shares redeemed                        (24,659,524)    (38,399,684)    (22,603,682)    (31,662,290)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)             $   52,940,855  $  (14,487,179) $   25,704,972  $  (26,346,313)
                                    ==============  ==============  ==============  ==============
                                            CLASS C SHARES                   CLASS I SHARES                 CLASS Q SHARES
                                    ------------------------------  ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR           PERIOD           YEAR           YEAR
                                        ENDED            ENDED           ENDED           ENDED           ENDED          ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2004             2003            2004            2003            2004           2003
                                    --------------  --------------  --------------  --------------  --------------  --------------
LARGECAP GROWTH (NUMBER OF SHARES)
Shares sold                              1,665,504         224,913         650,093         289,678         252,367         133,122
Shares redeemed                           (842,766)     (1,291,661)       (202,685)       (325,759)       (348,885)       (706,874)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                    822,738      (1,066,748)        447,408         (36,081)        (96,518)       (573,752)
                                    ==============  ==============  ==============  ==============  ==============  ==============

LARGECAP GROWTH ($)
Shares sold                         $   25,792,950  $    2,920,608  $   11,253,002  $    3,894,597  $    4,054,610  $    1,768,245
Shares redeemed                        (13,587,922)    (17,091,851)     (3,512,313)     (4,467,218)     (5,867,902)     (9,611,239)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)             $   12,205,028  $  (14,171,243) $    7,740,689  $     (572,621) $   (1,813,292) $   (7,842,994)
                                    ==============  ==============  ==============  ==============  ==============  ==============

                                             CLASS A SHARES                 CLASS B SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------
MIDCAP OPPORTUNITIES
  (NUMBER OF SHARES)
Shares sold                              1,036,073         992,635         733,927         266,036
Shares issued in merger                  7,257,045              --      13,295,946              --
Shares redeemed                         (1,584,581)     (2,775,471)     (1,932,970)     (2,287,890)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                  6,708,537      (1,782,836)     12,096,903      (2,021,854)
                                    ==============  ==============  ==============  ==============

MIDCAP OPPORTUNITIES ($)
Shares sold                         $   11,933,398  $    9,131,612  $    8,169,093  $    2,389,023
Shares issued in merger                 90,057,643              --     158,660,384              --
Shares redeemed                        (18,290,662)    (25,266,178)    (21,648,477)    (20,376,679)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)             $   83,700,379  $  (16,134,566) $  145,181,000  $  (17,987,656)
                                    ==============  ==============  ==============  ==============

                                            CLASS C SHARES                   CLASS I SHARES                 CLASS Q SHARES
                                    ------------------------------  ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR            YEAR           YEAR
                                        ENDED            ENDED           ENDED           ENDED           ENDED          ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2004             2003            2004            2003            2004           2003
                                    --------------  --------------  --------------  --------------  --------------  --------------
MIDCAP OPPORTUNITIES
  (NUMBER OF SHARES)
Shares sold                                329,723         186,646         137,735         204,879         295,722         441,646
Shares issued in merger                  5,847,535              --       4,319,450              --          17,144              --
Shares redeemed                         (1,727,198)     (2,602,475)     (5,294,804)     (2,687,084)       (390,135)       (550,075)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                  4,450,060      (2,415,829)       (837,619)     (2,482,205)        (77,269)       (108,429)
                                    ==============  ==============  ==============  ==============  ==============  ==============

MIDCAP OPPORTUNITIES ($)
Shares sold                         $    3,570,794  $    1,634,606  $    1,697,334  $    1,868,172  $    3,125,007  $    4,051,242
Shares issued in merger                 69,438,190              --      54,791,843              --         214,426              --
Shares redeemed                        (19,175,206)    (23,006,547)    (64,078,651)    (24,766,277)     (4,152,761)     (5,011,695)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)             $   53,833,778  $  (21,371,941) $   (7,589,474) $  (22,898,105) $     (813,328) $     (960,453)
                                    ==============  ==============  ==============  ==============  ==============  ==============

                                            CLASS A SHARES                   CLASS B SHARES                 CLASS C SHARES
                                    ------------------------------  ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR            YEAR           YEAR
                                        ENDED            ENDED           ENDED           ENDED           ENDED          ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2004             2003            2004            2003            2004           2003
                                    --------------  --------------  --------------  --------------  --------------  --------------
SMALLCAP OPPORTUNITIES
  (NUMBER OF SHARES)
Shares sold                              1,922,887       2,959,197         324,368         297,293         110,776         182,010
Shares redeemed                         (3,854,778)     (4,076,167)     (1,650,166)     (2,120,010)     (1,121,973)     (1,741,349)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net decrease
  in shares outstanding                 (1,931,891)     (1,116,970)     (1,325,798)     (1,822,717)     (1,011,197)     (1,559,339)
                                    ==============  ==============  ==============  ==============  ==============  ==============

SMALLCAP OPPORTUNITIES ($)
Shares sold                         $   41,773,565  $   53,600,429  $    6,706,707  $    4,862,420  $    2,424,180  $    2,953,005
Shares redeemed                        (80,177,493)    (73,261,386)    (33,798,668)    (35,339,503)    (22,678,422)    (29,151,596)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net decrease                        $  (38,403,928) $  (19,660,957) $  (27,091,961) $  (30,477,083) $  (20,254,242) $  (26,198,591)
                                    ==============  ==============  ==============  ==============  ==============  ==============

                                             CLASS I SHARES                 CLASS Q SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------
SMALLCAP OPPORTUNITIES
  (NUMBER OF SHARES)
Shares sold                                186,283         167,562           1,160          18,182
Shares redeemed                           (145,691)       (146,229)        (30,438)       (120,129)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                     40,592          21,333         (29,278)       (101,947)
                                    ==============  ==============  ==============  ==============

SMALLCAP OPPORTUNITIES ($)
Shares sold                         $    4,182,902  $    2,851,630  $       28,326  $      346,249
Shares redeemed                         (3,235,935)     (2,570,785)       (651,974)     (2,150,100)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)             $      946,967  $      280,845  $     (623,648) $   (1,803,851)
                                    ==============  ==============  ==============  ==============

                                            CLASS A SHARES                  CLASS B SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------
DISCIPLINED LARGECAP
  (NUMBER OF SHARES)
Shares sold                                113,903       1,293,110         389,459         179,270
Shares redeemed                           (453,135)     (1,518,287)     (1,178,718)     (1,981,016)
                                    --------------  --------------  --------------  --------------
Net decrease
  in shares outstanding                   (339,232)       (225,177)       (789,259)     (1,801,746)
                                    ==============  ==============  ==============  ==============

DISCIPLINED LARGECAP ($)
Shares sold                         $      970,844  $    8,987,874  $    3,217,947  $    1,245,114
Shares redeemed                         (3,704,827)    (10,542,573)     (9,667,160)    (13,755,648)
                                    --------------  --------------  --------------  --------------
Net decrease                        $   (2,733,983) $   (1,554,699) $   (6,449,213) $  (12,510,534)
                                    ==============  ==============  ==============  ==============

                                             CLASS C SHARES                 CLASS I SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------
DISCIPLINED LARGECAP
  (NUMBER OF SHARES)
Shares sold                                 84,889          77,832              --             466
Shares redeemed                         (1,202,854)     (1,596,429)             --             (10)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                 (1,117,965)     (1,518,597)             --             456
                                    ==============  ==============  ==============  ==============

DISCIPLINED LARGECAP ($)
Shares sold                         $      690,881  $      548,074  $           --  $        3,306
Shares redeemed                         (9,984,201)    (10,962,505)             --             (73)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)             $   (9,293,320) $  (10,414,431) $           --  $        3,233
                                    ==============  ==============  ==============  ==============

                                            CLASS A SHARES                  CLASS B SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------
FINANCIAL SERVICES
  (NUMBER OF SHARES)
Shares sold                                455,137       1,082,704         368,220         347,119
Dividends reinvested                       277,726         432,021         192,903         326,747
Shares redeemed                         (1,417,033)     (2,484,607)     (1,350,445)     (1,819,279)
                                    --------------  --------------  --------------  --------------
Net decrease
  in shares outstanding                   (684,170)       (969,882)       (789,322)     (1,145,413)
                                    ==============  ==============  ==============  ==============

FINANCIAL SERVICES ($)
Shares sold                         $    9,841,082  $   20,078,234  $    7,767,033  $    6,388,714
Dividends reinvested                     5,632,245       7,547,322       3,886,990       5,695,241
Shares redeemed                        (30,228,337)    (45,376,537)    (28,619,770)    (33,034,524)
                                    --------------  --------------  --------------  --------------
Net decrease                        $  (14,755,010) $  (17,750,981) $  (16,965,747) $  (20,950,569)
                                    ==============  ==============  ==============  ==============

                                        CLASS A        CLASS B        CLASS C
                                        SHARES          SHARES        SHARES
                                    --------------  --------------  --------------
                                      FEBRUARY 2,     FEBRUARY 2,    FEBRUARY 2,
                                      2004(1) TO      2004(1) TO     2004(1) TO
                                        MAY 31,         MAY 31,        MAY 31,
                                         2004            2004           2004
                                    --------------  --------------  --------------
LARGECAP VALUE (NUMBER OF SHARES)
Shares Sold                                518,761         283,191         400,925
Shares redeemed                            (28,776)        (12,978)         (6,833)
                                    --------------  --------------  --------------
Net increase
  in shares outstanding                    489,985         270,213         394,092
                                    ==============  ==============  ==============

LARGECAP VALUE ($)
Shares sold                         $    5,037,124  $    2,755,909  $    3,887,843
Shares redeemed                           (274,359)       (124,117)        (65,883)
                                    --------------  --------------  --------------
Net increase                        $    4,762,765  $    2,631,792  $    3,821,960
                                    ==============  ==============  ==============

----------
(1)  Commencement of operations

                                            CLASS A SHARES                   CLASS B SHARES                 CLASS C SHARES
                                    ------------------------------  ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR            YEAR           YEAR
                                        ENDED            ENDED           ENDED           ENDED           ENDED          ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2004             2003            2004            2003            2004           2003
                                    --------------  --------------  --------------  --------------  --------------  --------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                              2,598,002       1,637,596         715,715         342,031         263,235         455,850
Shares issued in merger                 14,679,883              --         443,560              --         235,540              --
Dividends reinvested                       203,397          58,790              --              52              --              20
Shares redeemed                         (5,008,192)     (4,837,146)     (1,805,792)     (2,535,432)       (315,710)       (471,682)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                 12,473,090      (3,140,760)       (646,517)     (2,193,349)        183,065         (15,812)
                                    ==============  ==============  ==============  ==============  ==============  ==============

MAGNACAP ($)
Shares sold                         $   25,810,263  $   13,316,165  $    7,106,156  $    2,679,550  $    2,618,410  $    3,661,386
Shares issued in merger                141,208,171              --       4,106,720              --       2,182,353              --
Dividends reinvested                     1,893,245         471,273              --             407              --             174
Shares redeemed                        (49,598,073)    (39,584,790)    (17,200,575)    (20,001,817)     (2,831,500)     (3,860,761)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)             $  119,313,606  $  (25,797,352) $   (5,987,699) $  (17,321,860) $    1,969,263  $     (199,201)
                                    ==============  ==============  ==============  ==============  ==============  ==============

                                            CLASS M SHARES                   CLASS I SHARES                 CLASS Q SHARES
                                    ------------------------------  ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR            YEAR           YEAR
                                        ENDED            ENDED           ENDED           ENDED           ENDED          ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2004             2003            2004            2003            2004           2003
                                    --------------  --------------  --------------  --------------  --------------  --------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                                 30,375          19,464              --             777              --              --
Shares issued in merger                         --              --               2              --             807              --
Dividends reinvested                           506              --              12              --           4,830           4,708
Shares redeemed                           (369,836)       (374,176)             (2)             --        (847,215)         (2,564)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                   (338,955)       (354,712)             12             777        (841,578)          2,144
                                    ==============  ==============  ==============  ==============  ==============  ==============

MAGNACAP ($)
Shares sold                         $      275,418  $      155,322  $           --  $        6,557  $           --  $           --
Shares issued in merger                         --              --              18              --           7,766              --
Dividends reinvested                         4,431              --             111              --          42,987          37,713
Shares redeemed                         (3,437,895)     (3,054,885)            (21)             --      (7,712,659)        (38,330)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)             $   (3,158,046) $   (2,899,563) $          108  $        6,557  $   (7,661,906) $         (617)
                                    ==============  ==============  ==============  ==============  ==============  ==============

                                             CLASS A SHARES                 CLASS B SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------

MIDCAP VALUE (NUMBER OF SHARES)
Shares sold                              4,389,175       1,049,073       1,916,154         818,080
Dividends reinvested                            --          34,385              --          18,033
Shares redeemed                         (1,100,635)     (1,749,286)       (323,780)       (507,980)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                  3,288,540        (665,828)      1,592,374         328,133
                                    ==============  ==============  ==============  ==============

MIDCAP VALUE ($)
Shares sold                         $   47,731,690  $    7,733,617  $   20,528,670  $    6,257,727
Dividends reinvested                            --         232,444              --         121,903
Shares redeemed                        (12,000,827)    (11,804,691)     (3,379,087)     (3,593,419)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)             $   35,730,863  $   (3,838,630) $   17,149,583  $    2,786,211
                                    ==============  ==============  ==============  ==============

                                            CLASS C SHARES                   CLASS I SHARES                 CLASS Q SHARES
                                    ------------------------------  ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR            YEAR           YEAR
                                        ENDED            ENDED           ENDED           ENDED           ENDED          ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2004             2003            2004            2003            2004           2003
                                    --------------  --------------  --------------  --------------  --------------  --------------
MIDCAP VALUE (NUMBER OF SHARES)
Shares sold                              1,895,746         822,471         167,376          21,374              --             550
Dividends reinvested                            --          13,972              --             562              --              42
Shares redeemed                           (534,781)       (341,110)         (5,110)         (5,297)             --              --
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase in shares outstanding       1,360,965         495,333         162,266          16,639              --             592
                                    ==============  ==============  ==============  ==============  ==============  ==============

MIDCAP VALUE ($)
Shares sold                         $   20,537,186  $    6,239,930  $    1,880,019  $      154,508  $           --  $        4,534
Dividends reinvested                            --          94,463              --           3,799              --             285
Shares redeemed                         (5,326,519)     (2,367,968)        (58,828)        (36,094)             --              --
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase                        $   15,210,667  $    3,966,425  $    1,821,191  $      122,213  $           --  $        4,819
                                    ==============  ==============  ==============  ==============  ==============  ==============

                                            CLASS A SHARES                  CLASS B SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------
SMALL CAP VALUE (NUMBER OF SHARES)
Shares sold                              2,394,934         746,668         752,515         490,662
Dividends reinvested                        83,905          16,962          55,029           6,823
Shares redeemed                           (409,889)     (1,197,761)       (201,315)       (364,790)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                  2,068,950        (434,131)        606,229         132,695
                                    ==============  ==============  ==============  ==============

SMALL CAP VALUE ($)
Shares sold                         $   30,977,651  $    6,815,426  $    9,220,990  $    4,485,147
Dividends reinvested                       940,575         145,698         611,375          58,605
Shares redeemed                         (5,024,204)    (10,467,147)     (2,376,307)     (3,120,196)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)             $   26,894,022  $   (3,506,023) $    7,456,058  $    1,423,556
                                    ==============  ==============  ==============  ==============

                                            CLASS C SHARES                   CLASS I SHARES                 CLASS Q SHARES
                                    ------------------------------  ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR            YEAR           YEAR
                                        ENDED            ENDED           ENDED           ENDED           ENDED          ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2004             2003            2004            2003            2004           2003
                                    --------------  --------------  --------------  --------------  --------------  --------------
SMALL CAP VALUE (NUMBER OF SHARES)
Shares sold                              1,373,071         566,589          13,396          30,646           4,134              --
Dividends reinvested                        50,521           6,643           1,983             564              --              --
Shares redeemed                           (455,949)       (174,091)         (3,604)        (10,123)             --            (695)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                    967,643         399,141          11,775          21,087           4,134            (695)
                                    ==============  ==============  ==============  ==============  ==============  ==============

SMALL CAP VALUE ($)
Shares sold                         $   17,186,034  $    5,189,793  $      158,274  $      286,003  $       57,676  $           --
Dividends reinvested                       560,781          57,003          22,291           4,835              --              --
Shares redeemed                         (5,504,573)     (1,484,104)        (46,393)        (78,363)             --          (7,606)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)             $   12,242,242  $    3,762,692  $      134,172  $      212,475  $       57,676  $       (7,606)
                                    ==============  ==============  ==============  ==============  ==============  ==============

                                            CLASS A SHARES                   CLASS B SHARES                 CLASS C SHARES
                                    ------------------------------  ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR            YEAR           YEAR
                                        ENDED            ENDED           ENDED           ENDED           ENDED          ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2004             2003            2004            2003            2004           2003
                                    --------------  --------------  --------------  --------------  --------------  --------------
TAX EFFICIENT EQUITY
  (NUMBER OF SHARES)
Shares sold                                 22,130          52,162          26,315          16,842          16,238           4,153
Shares redeemed                           (305,522)       (525,395)       (187,137)       (242,184)        (24,924)        (39,527)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net decrease in shares outstanding        (283,392)       (473,233)       (160,822)       (225,342)         (8,686)        (35,374)
                                    ==============  ==============  ==============  ==============  ==============  ==============

TAX EFFICIENT EQUITY ($)
Shares sold                         $      212,787  $      426,204  $      251,366  $      132,368  $      151,888  $       32,652
Shares redeemed                         (2,897,934)     (4,130,250)     (1,745,982)     (1,924,280)       (234,164)       (317,342)
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net decrease                        $   (2,685,147) $   (3,704,046) $   (1,494,616) $   (1,791,912) $      (82,276) $     (284,690)
                                    ==============  ==============  ==============  ==============  ==============  ==============

                                            CLASS A SHARES                  CLASS B SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------
CONVERTIBLE (NUMBER OF SHARES)
Shares sold                              1,298,675         538,399         739,659         421,161
Dividends reinvested                        60,283          51,808          42,820          41,633
Shares redeemed                         (1,003,751)     (1,397,320)     (1,078,475)     (1,662,300)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                    355,207        (807,113)       (295,996)     (1,199,506)
                                    ==============  ==============  ==============  ==============

CONVERTIBLE ($)
Shares sold                         $   22,561,007  $    8,104,116  $   14,414,494  $    6,866,145
Dividends reinvested                     1,052,348         762,272         813,670         674,288
Shares redeemed                        (17,665,114)    (20,483,502)    (20,919,881)    (26,789,834)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)             $    5,948,241  $  (11,617,114) $   (5,691,717) $  (19,249,401)
                                    ==============  ==============  ==============  ==============

                                            CLASS C SHARES                  CLASS Q SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------
CONVERTIBLE (NUMBER OF SHARES)
Shares sold                                557,509         283,725          27,805          17,167
Dividends reinvested                        35,305          32,094           5,192           8,275
Shares redeemed                           (744,929)     (1,478,629)       (108,400)       (347,993)
                                    --------------  --------------  --------------  --------------
Net decrease in shares outstanding        (152,115)     (1,162,810)        (75,403)       (322,551)
                                    ==============  ==============  ==============  ==============

CONVERTIBLE ($)
Shares sold                         $   10,042,116  $    4,341,342  $      481,790  $      251,286
Dividends reinvested                       627,776         485,833          87,716         117,940
Shares redeemed                        (13,528,070)    (22,218,447)     (1,846,310)     (4,929,175)
                                    --------------  --------------  --------------  --------------
Net decrease                        $   (2,858,178) $  (17,391,272) $   (1,276,804) $   (4,559,949)
                                    ==============  ==============  ==============  ==============

                                             CLASS A SHARES                  CLASS B SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------
EQUITY AND BOND (NUMBER OF SHARES)
Shares sold                                887,579         804,559         437,744         235,194
Dividends reinvested                        53,776          87,922          15,763          20,392
Shares redeemed                         (1,045,795)     (2,874,377)       (782,074)       (926,352)
                                    --------------  --------------  --------------  --------------
Net decrease in shares outstanding        (104,440)     (1,981,896)       (328,567)       (670,766)
                                    ==============  ==============  ==============  ==============

EQUITY AND BOND ($)
Shares sold                         $   10,932,304  $    8,696,083  $    5,924,840  $    2,763,564
Dividends reinvested                       644,730         945,153         201,540         237,706
Shares redeemed                        (13,177,888)    (31,480,050)    (10,424,076)    (10,795,160)
                                    --------------  --------------  --------------  --------------
Net decrease                        $   (1,600,854) $  (21,838,814) $   (4,297,696) $   (7,793,890)
                                    ==============  ==============  ==============  ==============

                                            CLASS C SHARES                  CLASS Q SHARES
                                    ------------------------------  ------------------------------
                                        YEAR             YEAR            YEAR            YEAR
                                        ENDED            ENDED           ENDED           ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,
                                        2004             2003            2004            2003
                                    --------------  --------------  --------------  --------------

EQUITY AND BOND (NUMBER OF SHARES)
Shares sold                                141,155         151,062          22,261           5,355
Dividends reinvested                        13,925          16,285             556             404
Shares redeemed                           (285,420)       (453,636)        (15,787)         (2,579)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)
  in shares outstanding                   (130,340)       (286,289)          7,030           3,180
                                    ==============  ==============  ==============  ==============

EQUITY AND BOND ($)
Shares sold                         $    1,627,156  $    1,566,442  $      266,462  $       56,544
Dividends reinvested                       158,421         168,388           6,646           4,292
Shares redeemed                         (3,316,399)     (4,682,884)       (192,188)        (27,501)
                                    --------------  --------------  --------------  --------------
Net increase (decrease)             $   (1,530,822) $   (2,948,054) $       80,920  $       33,335
                                    ==============  ==============  ==============  ==============

                                            CLASS A SHARES                   CLASS B SHARES                 CLASS C SHARES
                                    ------------------------------  ------------------------------  ------------------------------
                                        YEAR            PERIOD           YEAR           PERIOD           YEAR          PERIOD
                                        ENDED            ENDED           ENDED           ENDED           ENDED          ENDED
                                       MAY 31,          MAY 31,         MAY 31,         MAY 31,         MAY 31,        MAY 31,
                                        2004            2003(1)          2004           2003(2)          2004          2003(3)
                                    --------------  --------------  --------------  --------------  --------------  --------------
REAL ESTATE (NUMBER OF SHARES)
Shares sold                              1,380,337          94,587         166,580          16,002         292,977          13,845
Dividends reinvested                        43,360             341           3,900              28          12,292               7
Shares redeemed                           (213,905)         (6,170)        (28,211)         (2,596)       (112,603)             --
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase in shares outstanding       1,209,792          88,758         142,269          13,434         192,666          13,852
                                    ==============  ==============  ==============  ==============  ==============  ==============

REAL ESTATE ($)
Shares sold                         $   16,994,026  $    1,008,855  $    2,087,459  $      165,222  $    3,611,743  $      156,401
Dividends reinvested                       538,693           3,536          48,871             294         154,981              74
Shares redeemed                         (2,582,779)        (64,742)       (344,880)        (26,513)     (1,396,621)             --
                                    --------------  --------------  --------------  --------------  --------------  --------------
Net increase                        $   14,949,940  $      947,649  $    1,791,450  $      139,003  $    2,370,103  $      156,475
                                    ==============  ==============  ==============  ==============  ==============  ==============

----------
(1)  Commenced offering of shares on December 20, 2002.
(2)  Commenced offering of shares on November 20, 2002.
(3)  Commenced offering of shares on January 17, 2003.

                                                    CLASS I SHARES
                                    ----------------------------------------------
                                        YEAR             PERIOD         YEAR
                                        ENDED            ENDED          ENDED
                                       MAY 31,          MAY 31,      OCTOBER 31,
                                        2004            2003(1)       2002(2)(3)
                                    --------------  --------------  --------------
REAL ESTATE (NUMBER OF SHARES)
Shares sold                              4,052,833       2,062,228           2,943
Dividends reinvested                       735,129         115,070             343
Shares redeemed                         (3,565,560)       (962,686)         (1,331)
                                    --------------  --------------  --------------
Net increase in shares outstanding       1,222,402       1,214,612           1,955
                                    ==============  ==============  ==============

REAL ESTATE ($)
Shares sold                         $   51,206,192  $   21,890,930  $       31,057
Dividends reinvested                     9,236,584       1,216,742           3,751
Shares redeemed                        (45,266,438)    (10,000,608)        (14,352)
                                    --------------  --------------  --------------
Net increase                        $   15,176,338  $   13,107,064  $       20,456
                                    ==============  ==============  ==============

----------
(1)  Changed its fiscal year end to May 31.
(2)  Reflects history of a predecessor mutual fund (see Note 1)
(3)  Dollar amounts in thousands.

NOTE 11 -- SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2004, the Funds had securities on loan with the following market values:

                                                  VALUE OF
                                                 SECURITIES         VALUE OF
                                                   LOANED          COLLATERAL
                                               ---------------   ---------------
LargeCap Growth                                $    68,755,615   $    70,673,534
MidCap Opportunities                               120,205,540       122,409,899
SmallCap Opportunities                              59,838,204        62,176,797
Disciplined LargeCap                                 3,357,020         3,481,885
MagnaCap                                            26,677,319        27,474,101
MidCap value                                        16,561,005        17,480,183
SmallCap Value                                      12,646,751        13,333,256
Tax Efficient Equity                                 7,337,329         7,535,294
Convertible                                         55,968,730        57,288,122
Real Estate                                          8,911,624         9,099,259

NOTE 12 -- WHEN ISSUED SECURITIES

The Equity and Bond Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 13 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, organizational and offering expenses, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2004:

                                                                                     ACCUMULATED
                                                                                     NET REALIZED
                                                                  UNDISTRIBUTED         GAINS
                                                   PAID-IN       NET INVESTMENT      (LOSSES) ON
                                                   CAPITAL           INCOME          INVESTMENTS
                                               ---------------   ---------------   -------------
LargeCap Growth                                $    (2,863,179)  $     2,863,179   $            --
MidCap Opportunities                               107,344,318         3,189,037      (110,533,355)
SmallCap Opportunities                              (4,704,149)        5,073,085          (368,936)
Disciplined LargeCap                                  (196,511)          196,511                --
LargeCap Value                                         (40,183)           40,183                --
MagnaCap                                                45,824           (45,824)               --
MidCap Value                                                --           463,900          (463,900)
SmallCap Value                                              --           584,767          (584,767)
Tax Efficient Equity                                  (166,496)          166,496                --
Convertible                                                 --           323,133          (323,133)
Equity and Bond                                             --           289,327          (289,327)
Real Estate(1)                                        (620,711)        1,799,603        (1,178,892)

(1)  As of the Fund's tax year ended December 31, 2003.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders were as follows:

                                                    YEAR ENDED MAY 31, 2004
                                               ---------------------------------
                                                  ORDINARY          LONG-TERM
                                                   INCOME         CAPITAL GAINS
                                               ---------------   ---------------
Financial Services                             $       697,897   $    12,536,310
MagnaCap                                             2,245,213                --
SmallCap Value                                         536,307         2,285,376
Convertible                                          4,038,953                --
Equity and Bond                                      1,362,049                --
Real Estate(1)                                       8,704,727         6,564,687

(1) Composition of dividends and distributions presented herein differ from final amounts based on the Fund's tax year end of December 31, 2003.

                                               YEAR ENDED MAY 31, 2003
                                    ----------------------------------------------
                                                                    DIVIDENDS PAID
                                      ORDINARY         LONG-TERM     DEDUCTION ON
                                       INCOME        CAPITAL GAINS   REDEMPTIONS
                                    --------------  --------------  --------------
Financial Services                  $    1,544,833  $   18,358,790  $           --
MagnaCap                                   549,198              --          30,059
MidCap Value                               567,240              --              --
SmallCap Value                             354,275              --              --
Convertible                              3,214,824              --              --
Equity and Bond                          1,786,851              --              --
Real Estate(1)(2)                        2,058,713              --              --

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2004:

                                                  UNDISTRIBUTED      UNREALIZED       POST OCTOBER     CAPITAL
                                UNDISTRIBUTED       LONG-TERM       APPRECIATION/        LOSSES          LOSS           EXPIRATION
                               ORDINARY INCOME     CAPITAL GAIN    (DEPRECIATION)       DEFERRED     CARRYFORWARDS         DATES
                               ---------------    -------------    --------------     ------------   -------------      ----------
LargeCap Growth                 $        --        $        --      $ 51,263,561        $       --  $   (129,467,771)      2009
                                                                                                        (140,176,886)      2010
                                                                                                        (117,098,211)      2011
                                                                                                    ----------------
                                                                                                    $   (386,742,868)*
                                                                                                    ================

MidCap Opportunities                     --                 --        74,959,819                --  $   (133,027,987)      2008
                                                                                                         (94,142,180)      2009
                                                                                                         (21,217,297)      2010
                                                                                                          (9,824,346)      2011
                                                                                                    ----------------
                                                                                                    $   (258,211,810)*
                                                                                                    ================

SmallCap Opportunities                   --                 --        61,768,589                --  $     (1,017,516)      2008
                                                                                                         (74,206,071)      2009
                                                                                                        (106,886,755)      2010
                                                                                                        (167,319,500)      2011
                                                                                                    ----------------
                                                                                                    $   (349,429,842)*
                                                                                                    ================

Disciplined LargeCap                     --                 --         4,324,900                --  $     (1,279,041)      2008
                                                                                                          (7,339,303)      2009
                                                                                                         (10,480,954)      2010
                                                                                                         (24,371,998)      2011
                                                                                                          (6,531,058)      2012
                                                                                                    ----------------
                                                                                                    $    (50,002,354)
                                                                                                    ================

Financial Services                2,075,255         15,819,260        44,318,646                --  $             --
LargeCap Value                       54,520                 --          (107,145)               --  $             --
MagnaCap                          1,364,430                 --        48,726,275          (309,679) $    (10,576,002)      2011
                                                                                                         (58,933,684)      2012
                                                                                                    ----------------
                                                                                                    $    (69,509,686)
                                                                                                    ================

MidCap Value                      3,838,510          2,707,472         1,618,665                --  $             --
SmallCap Value                    3,161,587          3,491,699         5,237,983                --  $             --
Tax Efficient Equity                     --                 --         2,026,015                --  $     (6,426,448)      2011
Convertible                       1,813,064                 --        14,601,092                --  $    (65,571,008)      2010
                                                                                                         (15,497,044)      2011
                                                                                                    ----------------
                                                                                                    $    (81,068,052)
                                                                                                    ================

Equity and Bond                     109,754                 --         2,551,909            (1,260) $     (2,058,681)      2010
                                                                                                          (4,569,236)      2011
                                                                                                          (8,878,256)      2012
                                                                                                    ----------------
                                                                                                    $    (15,506,173)
                                                                                                    ================

Real Estate(3)                           --                 --        30,275,162                --  $             --

*    Utilization of these capital losses is subject to annual limitations under
     Section 382 of the Internal Revenue Code.
(1)  For the seven months ended May 31, 2003.
(2) Composition of dividends and distributions presented herein differ from final amounts based on the Fund's tax year end of December 31, 2002.
(3)  As of the Fund's tax year ended December 31, 2003.

NOTE 14 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                INITIAL                               PERCENT
                                                              ACQUISITION                             OF NET
FUND                       SECURITY                SHARES        DATE           COST       VALUE      ASSETS
----                       --------                ------        ----           ----       -----      ------
Convertible        WinStar Communications, Inc.    51,932      11/6/98      $ 2,364,096     $  5       0.00%
                                                                            ===========     ====       ====
Equity and Bond    Dayton Superior Corp.              400      8/31/01            7,446        4       0.00%
                   Iridium World Comm                 500      8/31/01           50,507       --       0.00%
                   North Atlantic Trading Co.         370      8/31/01               --       --       0.00%
                   WinStar Communications, Inc.   500,000      1/10/01          386,500       50       0.00%
                                                                            -----------     ----       ----
                                                                            $   444,453     $ 54       0.00%
                                                                            ===========     ====       ====

NOTE 15 -- REORGANIZATION

On November 8, 2003, MagnaCap as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of the ING Large Company Value Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

                                                                                                    ACQUIRED FUND
                                                                                                      UNREALIZED
  ACQUIRING              ACQUIRED              TOTAL NET ASSETS OF         TOTAL NET ASSETS OF       APPRECIATION   CONVERSION
     FUND                  FUNDS              ACQUIRED FUND (000'S)       ACQUIRING FUND (000'S)        (000'S)       RATIO
     ----                  -----              ---------------------       ----------------------        -------       -----
MagnaCap        ING Large Company Value Fund     $ 147,505                      $ 230,749               $  9,420       1.40

The net assets of MagnaCap after the acquisition were approximately
$378,254,371.

On April 17, 2004, MidCap Opportunities as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of the ING Growth + Value Fund and the ING Growth Opportunities Fund, also listed below ("Acquired Funds"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

                                                                                                       ACQUIRED FUND
                                                                                                         UNREALIZED
  ACQUIRING              ACQUIRED                       TOTAL NET ASSETS OF     TOTAL NET ASSETS OF     APPRECIATION   CONVERSION
     FUND                  FUNDS                       ACQUIRED FUND (000'S)   ACQUIRING FUND (000'S)      (000'S)       RATIO
     ----                  -----                       ---------------------   ----------------------      -------       -----
MidCap Opportunities   ING Growth + Value Fund              $ 196,927                 $ 173,487            $ 36,128      0.79
MidCap Opportunities   ING Growth Opportunities Fund          176,236                   173,487              35,037      1.10

The net assets of MidCap Opportunities after the acquisition were approximately $546,649,969.

NOTE 16 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 17 -- SUBSEQUENT EVENTS

Subsequent to the period ended May 31, 2004, Aeltus Investment Management, Inc., Sub-Adviser to MidCap Opportunities, SmallCap Opportunities, Disciplined LargeCap, Financial Services, MagnaCap, Tax Efficient Equity, Convertible and Equity and Bond, changed its name to ING Investment Management Co.

                                                        PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND                                      as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 97.8%
                            ADVERTISING: 2.3%
        95,580              Omnicom Group                                                  $    7,633,975
                                                                                           --------------
                                                                                                7,633,975
                                                                                           --------------
                            BIOTECHNOLOGY: 0.6%
        44,860     @,L      Genzyme Corp.                                                       1,954,999
                                                                                           --------------
                                                                                                1,954,999
                                                                                           --------------
                            COMMERCIAL SERVICES: 6.7%
       199,370     @,L      Apollo Group, Inc.                                                 18,700,906
        46,880      L       Moody's Corp.                                                       3,065,483
                                                                                           --------------
                                                                                               21,766,389
                                                                                           --------------
                            COMPUTERS: 12.1%
       332,720      @       Dell, Inc.                                                         11,705,090
       342,660      @       EMC Corp.                                                           3,851,498
       321,510     @,L      Network Appliance, Inc.                                             6,365,898
       145,170     @,L      Research In Motion Ltd.                                            17,420,400
                                                                                           --------------
                                                                                               39,342,886
                                                                                           --------------
                            DIVERSIFIED FINANCIAL SERVICES: 8.9%
       138,840              Citigroup, Inc.                                                     6,446,341
       264,354              Countrywide Financial Corp.                                        17,050,833
        38,660              Fannie Mae                                                          2,617,282
        59,250              Franklin Resources, Inc.                                            2,979,090
                                                                                           --------------
                                                                                               29,093,546
                                                                                           --------------
                            ENTERTAINMENT: 0.7%
        56,260              Intl. Game Technology                                               2,211,018
                                                                                           --------------
                                                                                                2,211,018
                                                                                           --------------
                            HEALTHCARE-PRODUCTS: 5.1%
       214,890              Guidant Corp.                                                      11,677,123
       102,080              Medtronic, Inc.                                                     4,889,632
                                                                                           --------------
                                                                                               16,566,755
                                                                                           --------------
                            HOME BUILDERS: 1.6%
       115,880              Lennar Corp.                                                        5,318,892
                                                                                           --------------
                                                                                                5,318,892
                                                                                           --------------
                            INSURANCE: 1.6%
       125,340      @@      ACE Ltd.                                                            5,161,501
                                                                                           --------------
                                                                                                5,161,501
                                                                                           --------------
                            INTERNET: 11.0%
       156,570     @,L      eBay, Inc.                                                         13,903,416
        71,860     @,L      Symantec Corp.                                                      3,291,188
       609,230     @,L      Yahoo!, Inc.                                                       18,678,992
                                                                                           --------------
                                                                                               35,873,596
                                                                                           --------------
                            MEDIA: 2.0%
       112,880     @,L      Univision Communications, Inc.                                      3,674,244
       107,180     @,L      XM Satellite Radio Holdings, Inc.                                   2,698,792
                                                                                           --------------
                                                                                                6,373,036
                                                                                           --------------
                            PHARMACEUTICALS: 14.4%
        71,760              Abbott Laboratories                                                 2,957,230
       251,430     @@,L     AstraZeneca PLC ADR                                                11,792,067
        70,130      L       Cardinal Health, Inc.                                               4,748,502
       161,350      L       Eli Lilly & Co.                                                    11,886,654
        90,030      @       Forest Laboratories, Inc.                                           5,707,002
        27,710      @       Gilead Sciences, Inc.                                               1,813,897

       169,000      @       Medco Health Solutions, Inc.                                   $    5,920,070
        60,680              Wyeth                                                               2,184,480
                                                                                           --------------
                                                                                               47,009,902
                                                                                           --------------
                            RETAIL: 4.8%
       107,120     @,L      Autozone, Inc.                                                      9,292,660
        60,600      L       Best Buy Co., Inc.                                                  3,197,256
        57,590              Lowe's Cos., Inc.                                                   3,085,096
                                                                                           --------------
                                                                                               15,575,012
                                                                                           --------------
                            SEMICONDUCTORS: 7.3%
       169,720              Analog Devices, Inc.                                                8,341,738
       189,180     @,L      Kla-Tencor Corp.                                                    9,114,693
       177,890              Xilinx, Inc.                                                        6,489,427
                                                                                           --------------
                                                                                               23,945,858
                                                                                           --------------
                            SOFTWARE: 11.6%
        95,430      @       Electronic Arts, Inc.                                               4,850,707
       283,950      L       First Data Corp.                                                   12,292,195
       131,220     @,L      Mercury Interactive Corp.                                           6,290,687
       342,650              Microsoft Corp.                                                     9,028,827
       194,650     @,L      Red Hat, Inc.                                                       5,319,785
                                                                                           --------------
                                                                                               37,782,201
                                                                                           --------------
                            TELECOMMUNICATIONS: 7.1%
       114,800     @@,L     Amdocs Ltd.                                                         2,833,264
       375,320      @       Cisco Systems, Inc.                                                 8,313,338
       964,470     @,L      Corning, Inc.                                                      11,949,783
                                                                                           --------------
                                                                                               23,096,385
                                                                                           --------------
                            Total Common Stock
                              (Cost $267,108,469)                                             318,705,951
                                                                                           --------------
                                                                                              318,705,951
                                                                                           --------------

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 21.7%
                            SECURITIES LENDING COLLATERAL(cc): 21.7%
$   70,673,534              The Bank of New York Institutional
                              Cash Reserve Fund, 1.100%                                        70,673,534
                                                                                           --------------
                            Total Short-Term Investments
                              (Cost $70,673,534)                                               70,673,534
                                                                                           --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $337,782,003)*                                      119.5%   $  389,379,485
                            OTHER ASSETS AND
                              LIABILITIES-NET                                     (19.5)      (63,349,468)
                                                                                  -----    --------------
                            NET ASSETS                                            100.0%   $  326,030,017
                                                                                  =====    ==============

@       Non-income producing security
@@      Foreign issuer
ADR     American Depositary Receipt
L       Loaned security, a portion or all of the security is on loan at May 31,
        2004
cc      Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $338,115,924. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation                                  $   54,661,266
                            Gross Unrealized Depreciation                                      (3,397,705)
                                                                                           --------------
                            Net Unrealized Appreciation                                    $   51,263,561
                                                                                           ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND                                 as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 100.3%
                            ADVERTISING: 0.5%
        42,200      @       Getty Images, Inc.                                             $    2,375,860
                                                                                           --------------
                                                                                                2,375,860
                                                                                           --------------
                            APPAREL: 1.6%
       172,500      @       Coach, Inc.                                                         7,522,725
                                                                                           --------------
                                                                                                7,522,725
                                                                                           --------------
                            AUTO PARTS & EQUIPMENT: 0.6%
        47,600              Johnson Controls, Inc.                                              2,566,592
                                                                                           --------------
                                                                                                2,566,592
                                                                                           --------------
                            BANKS: 1.1%
       155,100              Banknorth Group, Inc.                                               5,108,994
                                                                                           --------------
                                                                                                5,108,994
                                                                                           --------------
                            BIOTECHNOLOGY: 3.6%
       182,810     @,L      Celgene Corp.                                                      10,420,170
        57,000     @,L      Invitrogen Corp.                                                    3,958,650
        38,500     @,L      Martek Biosciences Corp.                                            2,462,845
                                                                                           --------------
                                                                                               16,841,665
                                                                                           --------------
                            BUILDING MATERIALS: 1.1%
       130,500      @       American Standard Cos., Inc.                                        4,896,360
                                                                                           --------------
                                                                                                4,896,360
                                                                                           --------------
                            CHEMICALS: 0.2%
        25,900              Praxair, Inc.                                                         958,041
                                                                                           --------------
                                                                                                  958,041
                                                                                           --------------
                            COMMERCIAL SERVICES: 5.6%
       120,300      @       Alliance Data Systems Corp.                                         4,452,303
        69,700              Corporate Executive Board Co.                                       3,809,802
       252,900      @       Education Management Corp.                                          8,745,282
        47,400              Paychex, Inc.                                                       1,777,974
        63,400      L       Strayer Education, Inc.                                             7,391,806
                                                                                           --------------
                                                                                               26,177,167
                                                                                           --------------
                            COMPUTERS: 2.8%
        63,100      @       Anteon Intl. Corp.                                                  1,858,926
       117,100      @       CACI Intl., Inc.                                                    4,349,094
       352,600     @,L      Network Appliance, Inc.                                             6,981,480
                                                                                           --------------
                                                                                               13,189,500
                                                                                           --------------
                            DIVERSIFIED FINANCIAL SERVICES: 1.1%
       414,100     @,L      Ameritrade Holding Corp.                                            4,923,649
                                                                                           --------------
                                                                                                4,923,649
                                                                                           --------------
                            ELECTRICAL COMPONENTS & EQUIPMENT: 1.9%
       337,100              American Power Conversion                                           6,101,510
       108,300              Ametek, Inc.                                                        2,925,183
                                                                                           --------------
                                                                                                9,026,693
                                                                                           --------------
                            ELECTRONICS: 7.3%
       111,100      @       Agilent Technologies, Inc.                                          2,855,270
        88,000      @       Arrow Electronics, Inc.                                             2,396,240
        66,250      @       Benchmark Electronics, Inc.                                         1,929,863
       269,500              Gentex Corp.                                                       10,241,000
       186,400      @       Jabil Circuit, Inc.                                                 5,276,984
       239,100     @,L      Vishay Intertechnology, Inc.                                        4,511,817
       147,000      @       Waters Corp.                                                        6,773,760
                                                                                           --------------
                                                                                               33,984,934
                                                                                           --------------
                            ENGINEERING & CONSTRUCTION: 1.4%
       144,300      @       Jacobs Engineering Group, Inc.$                                     6,435,780
                                                                                           --------------
                                                                                                6,435,780
                                                                                           --------------
                            ENTERTAINMENT: 1.1%
        19,600      L       GTECH Holdings Corp.                                                1,102,892
       102,000      L       Intl. Game Technology                                               4,008,600
                                                                                           --------------
                                                                                                5,111,492
                                                                                           --------------
                            HEALTHCARE-PRODUCTS: 8.2%
        90,000     @,L      Gen-Probe, Inc.                                                     3,774,600
       107,800     @,L      Inamed Corp.                                                        6,419,490
        75,600     @,L      Patterson Dental Co.                                                5,739,552
        92,915      @       St. Jude Medical, Inc.                                              7,085,698
        87,100      @       Varian Medical Systems, Inc.                                        7,220,590
        87,400      @       Zimmer Holdings, Inc.                                               7,459,589
                                                                                           --------------
                                                                                               37,699,519
                                                                                           --------------
                            HEALTHCARE-SERVICES: 4.2%
        40,300              Aetna, Inc.                                                         3,272,360
        88,450     @,L      Amsurg Corp.                                                        2,003,393
       184,500      @       Community Health Systems, Inc.                                      4,704,750
        32,400              Quest Diagnostics                                                   2,791,260
       320,000              Select Medical Corp.                                                4,291,200
        63,800     @,L      Wellchoice, Inc.                                                    2,627,284
                                                                                           --------------
                                                                                               19,690,247
                                                                                           --------------
                            HOME FURNISHINGS: 1.2%
        72,000              Harman Intl. Industries, Inc.                                       5,770,080
                                                                                           --------------
                                                                                                5,770,080
                                                                                           --------------
                            HOUSEHOLD PRODUCTS/WARES: 0.6%
       102,500      @       Yankee Candle Co., Inc.                                             2,870,000
                                                                                           --------------
                                                                                                2,870,000
                                                                                           --------------
                            INSURANCE: 1.6%
        74,500              MBIA, Inc.                                                          4,126,555
        96,700      @       Proassurance Corp.                                                  3,197,869
                                                                                           --------------
                                                                                                7,324,424
                                                                                           --------------
                            LEISURE TIME: 0.6%
        63,500      L       Polaris Industries, Inc.                                            2,755,900
                                                                                           --------------
                                                                                                2,755,900
                                                                                           --------------
                            LODGING: 0.5%
        43,800              Harrah's Entertainment, Inc.                                        2,251,320
                                                                                           --------------
                                                                                                2,251,320
                                                                                           --------------
                            MACHINERY-DIVERSIFIED: 2.4%
       176,800              Cognex Corp.                                                        5,859,152
       157,300              Rockwell Automation, Inc.                                           5,326,178
                                                                                           --------------
                                                                                               11,185,330
                                                                                           --------------
                            MEDIA: 1.0%
       146,200     @,L      Univision Communications, Inc.                                      4,758,810
                                                                                           --------------
                                                                                                4,758,810
                                                                                           --------------
                            MISCELLANEOUS MANUFACTURING: 1.4%
       138,400              Danaher Corp.                                                       6,508,952
                                                                                           --------------
                                                                                                6,508,952
                                                                                           --------------
                            OFFICE/BUSINESS EQUIPMENT: 0.8%
       256,800     @,L      Xerox Corp.                                                         3,477,072
                                                                                           --------------
                                                                                                3,477,072
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND                     as of May 31, 2004 (continued)

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            OIL AND GAS: 5.4%
        63,730              Apache Corp.                                                   $    2,572,143
       399,300      L       Chesapeake Energy Corp.                                             5,270,760
        63,700     @,L      Evergreen Resources, Inc.                                           2,411,045
        67,255    @,@@,L    Nabors Industries Ltd.                                              2,784,357
        70,400              Patina Oil & Gas Corp.                                              1,861,376
       174,300              Patterson-UTI Energy, Inc.                                          5,344,038
       190,575              XTO Energy, Inc.                                                    4,812,019
                                                                                           --------------
                                                                                               25,055,738
                                                                                           --------------
                            OIL AND GAS SERVICES: 0.5%
        50,500     @,L      Smith Intl., Inc.                                                   2,521,465
                                                                                           --------------
                                                                                                2,521,465
                                                                                           --------------
                            PHARMACEUTICALS: 7.1%
       134,000     @,L      Accredo Health, Inc.                                                4,874,920
        49,400              Allergan, Inc.                                                      4,391,660
        49,300      @       Express Scripts, Inc.                                               3,858,218
       163,100     @,L      Ligand Pharmaceuticals Inc                                          3,333,764
       129,300     @,L      NBTY, Inc.                                                          4,772,463
       269,788              Omnicare, Inc.                                                     11,600,884
                                                                                           --------------
                                                                                               32,831,909
                                                                                           --------------
                            RETAIL: 15.7%
        55,500              Applebees Intl., Inc.                                               2,103,450
        29,800     @,L      Autozone, Inc.                                                      2,585,150
       139,500              CBRL Group, Inc.                                                    4,498,875
       248,600     @,L      Chico's FAS, Inc.                                                  10,664,939
       120,000     @,L      Cost Plus, Inc.                                                     3,946,800
       263,800      L       Dollar General Corp.                                                5,117,720
       279,400              Foot Locker, Inc.                                                   6,593,840
       283,450     @,L      HOT Topic, Inc.                                                     6,125,355
       120,100      L       Michaels Stores, Inc.                                               6,275,225
        88,700              MSC Industrial Direct Co.                                           2,563,430
        99,700     @,L      Panera Bread Co.                                                    3,461,584
       158,600      L       Petsmart, Inc.                                                      4,930,874
        72,000              Regis Corp.                                                         3,138,480
       255,000      @       Sonic Corp.                                                         5,655,900
        87,000              Tiffany & Co.                                                       3,077,190
        44,800      @       Tractor Supply Co.                                                  1,726,144
                                                                                           --------------
                                                                                               72,464,956
                                                                                           --------------
                            SAVINGS AND LOANS: 2.2%
       130,700      L       Independence Community Bank                                         4,903,864
       239,300              Sovereign Bancorp, Inc.                                             5,204,775
                                                                                           --------------
                                                                                               10,108,639
                                                                                           --------------
                            SEMICONDUCTORS: 6.4%
       209,500     @,L      Altera Corp.                                                        4,795,455
       220,700      @       Broadcom Corp.                                                      9,315,747
       141,800              Linear Technology Corp.                                             5,623,788
       106,900     @,L      Teradyne, Inc.                                                      2,382,801
       202,900              Xilinx, Inc.                                                        7,401,792
                                                                                           --------------
                                                                                               29,519,583
                                                                                           --------------
                            SOFTWARE: 5.0%
       147,500      L       Adobe Systems, Inc.                                                 6,582,925
       147,800     @,L      Avid Technology, Inc.                                               7,688,556
        99,900      @       D&B Corp.                                                           5,527,467
       318,400     @,L      Siebel Systems, Inc.                                                3,438,720
                                                                                           --------------
                                                                                               23,237,668
                                                                                           --------------
                            TELECOMMUNICATIONS: 2.8%
       466,300     @,L      Comverse Technology, Inc.                                      $    8,239,521
       230,500     @,L      Polycom, Inc.                                                       4,722,945
                                                                                           --------------
                                                                                               12,962,466
                                                                                           --------------
                            TEXTILES: 1.6%
        97,200     @,L      Mohawk Industries, Inc.                                             7,216,128
                                                                                           --------------
                                                                                                7,216,128
                                                                                           --------------
                            TRANSPORTATION: 1.2%
        66,100              CH Robinson Worldwide, Inc.                                         2,748,438
        97,900      @       Forward Air Corp.                                                   3,020,215
                                                                                           --------------
                                                                                                5,768,653
                                                                                           --------------
                            Total Common Stock
                              (Cost $390,039,054)                                             465,098,311
                                                                                           --------------


PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 27.2%
                            REPURCHASE AGREEMENT: 0.8%
$    3,854,000              Morgan Stanley Repurchase
                              Agreement 5/28/04, 1.010%, due 06/01/04,
                              $3,854,433 to be received upon repurchase
                              (Collateralized by $4,075,000 Federal Home Loan
                              Bank, 4.500%, Market Value plus accrued interest
                              $3,932,131, due 09/16/13)                                         3,854,000
                                                                                           --------------
                            Total Repurchase Agreement
                              (Cost $3,854,000)                                                 3,854,000
                                                                                           --------------
                            SECURITIES LENDING COLLATERAL(cc): 26.4%
   122,409,899              The Bank of New York Institutional
                              Cash Reserve Fund, 1.100%                                       122,409,899
                                                                                           --------------
                            Total Securities Lending Collateral
                              (Cost $122,409,899)                                             122,409,899
                                                                                           --------------
                            Total Short-Term Investments
                              (Cost $126,263,899)                                          $  126,263,899
                                                                                           --------------
                            TOTAL INVESTMENTS IN SECURITIES (COST
                              $516,302,953)*                                      127.5%   $  591,362,210
                            OTHER ASSETS AND LIABILITIES-NET                      (27.5)     (127,738,283)
                                                                                  -----    --------------
                            NET ASSETS                                            100.0%   $  463,623,927
                                                                                  =====    ==============

@       Non-income producing security
@@      Foreign issuer
A       Related Party
L       Loaned security, a portion or all of the security is on loan at May 31,
        2004
cc      Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $516,402,391. Net unrealized depreciation consists of:

                            Gross Unrealized Appreciation                                  $   82,246,786
                            Gross Unrealized Depreciation                                      (7,286,967)
                                                                                           --------------
                            Net Unrealized Depreciation                                    $   74,959,819
                                                                                           ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES                                    as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 99.5%
                            AEROSPACE/DEFENSE: 0.6%
        26,950              Engineered Support Systems, Inc.                               $    1,412,180
                                                                                           --------------
                                                                                                1,412,180
                                                                                           --------------
                            BANKS: 4.2%
       104,100              Southwest Bancorp of Texas, Inc.                                    4,361,790
        63,100              UCBH Holdings, Inc.                                                 2,394,014
        75,900              Westamerica Bancorporation                                          3,747,942
                                                                                           --------------
                                                                                               10,503,746
                                                                                           --------------
                            BIOTECHNOLOGY: 5.8%
        36,300      @       Celgene Corp.                                                       2,069,100
        79,000     @,L      Digene Corp.                                                        3,081,790
       144,000     @,L      Integra Lifesciences Holdings Corp.                                 4,618,080
        75,685     @,L      Martek Biosciences Corp.                                            4,841,569
                                                                                           --------------
                                                                                               14,610,539
                                                                                           --------------
                            COMMERCIAL SERVICES: 6.3%
        57,600     @,L      Administaff, Inc.                                                     952,704
        32,200      @       Concorde Career Colleges, Inc.                                        475,916
        27,000      @       Corporate Executive Board Co.                                       1,475,820
        50,400      @       Education Management Corp.                                          1,742,832
       101,800              Gevity HR, Inc.                                                     2,668,178
        51,900      @       Laureate Education, Inc.                                            1,905,768
       173,100     @,L      Plexus Corp.                                                        2,542,839
        35,200              Strayer Education, Inc.                                             4,103,968
                                                                                           --------------
                                                                                               15,868,025
                                                                                           --------------
                            COMPUTERS: 5.1%
        41,600      @       Anteon Intl. Corp.                                                  1,225,536
        67,200     @,L      CACI Intl., Inc.                                                    2,495,808
       115,300      @       Cognizant Technology Solutions Corp.                                5,331,472
        88,600     @,L      Micros Systems, Inc.                                                3,847,898
                                                                                           --------------
                                                                                               12,900,714
                                                                                           --------------
                            DISTRIBUTION/WHOLESALE: 2.0%
       124,400              SCP Pool Corp.                                                      5,007,100
                                                                                           --------------
                                                                                                5,007,100
                                                                                           --------------
                            ELECTRONICS: 3.3%
       145,800      @       Benchmark Electronics, Inc.                                         4,247,154
        32,600      @       Measurement Specialties, Inc.                                         648,088
       103,600      @       Photon Dynamics, Inc.                                               3,343,172
                                                                                           --------------
                                                                                                8,238,414
                                                                                           --------------
                            ENTERTAINMENT: 3.9%
        47,000              GTECH Holdings Corp.                                                2,644,690
        66,200      @       Penn National Gaming, Inc.                                          1,984,676
       153,922     @,L      Shuffle Master, Inc.                                                5,151,769
                                                                                           --------------
                                                                                                9,781,135
                                                                                           --------------
                            ENVIRONMENTAL CONTROL: 1.4%
       212,000     @,L      Tetra Tech, Inc.                                                    3,595,520
                                                                                           --------------
                                                                                                3,595,520
                                                                                           --------------
                            HEALTHCARE-PRODUCTS: 7.6%
        74,300      @       Gen-Probe, Inc.                                                     3,116,142
        92,500      @       Inamed Corp.                                                        5,508,376
       157,401      @       Kyphon, Inc.                                                        3,854,750
        63,100      @       Quinton Cardiology Systems, Inc.                                      661,919
        43,500     @,L      Techne Corp.                                                   $    1,685,625
       155,600      @       TriPath Imaging, Inc.                                               1,428,408
        92,300      @       Wright Medical Group, Inc.                                          2,996,058
                                                                                           --------------
                                                                                               19,251,278
                                                                                           --------------
                            HEALTHCARE-SERVICES: 7.1%
       230,100     @,L      Amsurg Corp.                                                        5,211,765
        47,200      @       LifePoint Hospitals, Inc.                                           1,774,720
        69,300     @,L      Pediatrix Medical Group, Inc.                                       4,580,730
       142,400      @       Province Healthcare Co.                                             2,281,248
       180,900              Select Medical Corp.                                                2,425,869
        45,100     @,L      United Surgical Partners Intl., Inc.                                1,759,351
                                                                                           --------------
                                                                                               18,033,683
                                                                                           --------------
                            HOUSEHOLD PRODUCTS/WARES: 1.1%
        97,600      @       Yankee Candle Co., Inc.                                             2,732,800
                                                                                           --------------
                                                                                                2,732,800
                                                                                           --------------
                            INSURANCE: 2.4%
        39,445              HCC Insurance Holdings, Inc.                                        1,307,207
        54,900      @       Philadelphia Consolidated Holding Co.                               3,111,732
        50,700      @       Proassurance Corp.                                                  1,676,649
                                                                                           --------------
                                                                                                6,095,588
                                                                                           --------------
                            INTERNET: 1.6%
       104,400     @,L      At Road, Inc.                                                         928,116
       104,570     @,L      eCollege.com, Inc.                                                  1,759,913
       233,200      @       Netopia, Inc.                                                       1,352,560
                                                                                           --------------
                                                                                                4,040,589
                                                                                           --------------
                            LEISURE TIME: 0.6%
        36,600      L       Polaris Industries, Inc.                                            1,588,440
                                                                                           --------------
                                                                                                1,588,440
                                                                                           --------------
                            LODGING: 1.8%
        98,600              Station Casinos, Inc.                                               4,557,292
                                                                                           --------------
                                                                                                4,557,292
                                                                                           --------------
                            MACHINERY-DIVERSIFIED: 2.0%
       148,760              Cognex Corp.                                                        4,929,906
                                                                                           --------------
                                                                                                4,929,906
                                                                                           --------------
                            MISCELLANEOUS MANUFACTURING: 0.9%
        71,800     @,L      Ceradyne, Inc.                                                      2,388,786
                                                                                           --------------
                                                                                                2,388,786
                                                                                           --------------
                            OIL AND GAS: 4.4%
        32,900     @,L      Evergreen Resources, Inc.                                           1,245,265
        95,500              Patina Oil & Gas Corp.                                              2,525,020
       158,400      @       Southwestern Energy Co.                                             4,048,704
       117,000      @       Unit Corp.                                                          3,333,330
                                                                                           --------------
                                                                                               11,152,319
                                                                                           --------------
                            PHARMACEUTICALS: 5.1%
        73,300     @,L      Accredo Health, Inc.                                                2,666,654
        98,800     @,L      Andrx Corp.                                                         2,715,024
       114,200     @,L      Ligand Pharmaceuticals, Inc.                                        2,334,248
       119,749      @       VCA Antech, Inc.                                                    5,149,207
                                                                                           --------------
                                                                                               12,865,133
                                                                                           --------------
                            RETAIL: 16.0%
        87,400              Applebees Intl., Inc.                                               3,312,460
       137,800              CBRL Group, Inc.                                                    4,444,050

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES                        as of May 31, 2004 (continued)

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            RETAIL (CONTINUED)
       135,200     @,L      Chico's FAS, Inc.                                              $    5,800,080
        65,500     @,L      Cost Plus, Inc.                                                     2,154,295
       100,400      @       Dick's Sporting Goods, Inc.                                         2,884,492
       216,975     @,L      HOT Topic, Inc.                                                     4,688,830
        80,700              MSC Industrial Direct Co.                                           2,332,230
       213,642      @       Pacific Sunwear of California                                       4,646,714
        52,300     @,L      Panera Bread Co.                                                    1,815,856
        72,800      @       Petco Animal Supplies, Inc.                                         2,301,936
        23,300     @,L      PF Chang's China Bistro, Inc.                                       1,054,558
        40,800              Regis Corp.                                                         1,778,472
       121,950      @       Sonic Corp.                                                         2,704,851
        20,000      @       Tractor Supply Co.                                                    770,600
                                                                                           --------------
                                                                                               40,689,424
                                                                                           --------------
                            SEMICONDUCTORS: 5.4%
       207,700      @       Integrated Silicon Solutions, Inc.                                  3,302,430
       209,500     @,L      Kulicke & Soffa Industries, Inc.                                    2,402,965
       233,600      @       Mattson Technology, Inc.                                            2,490,176
       177,400     @,L      Omnivision Technologies, Inc.                                       4,154,708
       114,800      @       Silicon Image, Inc.                                                 1,366,120
                                                                                           --------------
                                                                                               13,716,399
                                                                                           --------------
                            SOFTWARE: 5.4%
        77,200     @,L      Altiris, Inc.                                                       2,065,100
        94,500     @,L      Ascential Software Corp.                                            1,516,725
       105,100      @       Avid Technology, Inc.                                               5,467,302
        37,700      L       Global Payments, Inc.                                               1,759,082
        97,600      @       Packeteer, Inc.                                                     1,394,704
        97,000      @       Witness Systems, Inc.                                               1,397,770
                                                                                           --------------
                                                                                               13,600,683
                                                                                           --------------
                            TELECOMMUNICATIONS: 4.0%
        95,400      L       Adtran, Inc.                                                        2,723,670
       172,600      @       Performance Technologies, Inc.                                      1,870,984
        98,800      @       Polycom, Inc.                                                       2,024,412
       428,700     @,L      Powerwave Technologies, Inc.                                        3,433,887
                                                                                           --------------
                                                                                               10,052,953
                                                                                           --------------
                            TOYS/GAMES/HOBBIES: 0.8%
        73,500      @       RC2 Corp.                                                           2,055,060
                                                                                           --------------
                                                                                                2,055,060
                                                                                           --------------
                            TRANSPORTATION: 0.7%
        54,600      @       Forward Air Corp.                                                   1,684,410
                                                                                           --------------
                                                                                                1,684,410
                                                                                           --------------
                            Total Common Stock
                              (Cost $189,243,556)                                             251,352,116
                                                                                           --------------

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 25.5%
                            REPURCHASE AGREEMENT: 0.9%
$    2,331,000              Morgan Stanley Repurchase
                              Agreement 5/28/04, 1.010%, due 06/01/04,
                              $2,331,262 to be received upon repurchase
                              (Collateralized by $2,465,000 Federal Home Loan
                              Bank, 4.500%, Market Value plus accrued interest
                              $2,378,577, due 09/16/13)                                         2,331,000
                                                                                           --------------
                            Total Short-term Investments
                              (Cost $2,331,000)                                                 2,331,000
                                                                                           --------------
                            SECURITIES LENDING COLLATERAL(cc): 24.6%
$   62,176,797              The Bank of New York Institutional
                              Cash Reserve Fund, 1.100%                                    $   62,176,797
                                                                                           --------------
                            Total Securities Lending Collateral
                              (Cost $62,176,797)                                               62,176,797
                                                                                           --------------
                            Total Short-Term Investments
                              (Cost $64,507,797)                                               64,507,797
                                                                                           --------------
                            TOTAL INVESTMENTS IN SECURITIES (COST
                              $253,751,353)*                                      125.0%   $  315,859,913
                            OTHER ASSETS AND LIABILITIES-NET                      (25.0)      (63,090,051)
                                                                                  -----    --------------
                            NET ASSETS                                            100.0%   $  252,769,862
                                                                                  =====    ==============

@       Non-income producing security
L Loaned security, a portion or all of the security is on loan at May 31, 2004.
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $254,091,324. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation                                  $   68,935,344
                            Gross Unrealized Depreciation                                      (7,166,755)
                                                                                           --------------
                            Net Unrealized Appreciation                                    $   61,768,589
                                                                                           ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND                                 as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 98.6%
                            AEROSPACE/DEFENSE: 2.2%
        16,100              Boeing Co.                                                     $      737,379
         5,250              General Dynamics Corp.                                                502,058
         4,050              Goodrich Corp.                                                        113,522
         3,950              United Technologies Corp.                                             334,210
                                                                                           --------------
                                                                                                1,687,169
                                                                                           --------------
                            AGRICULTURE: 1.0%
        15,300              Altria Group, Inc.                                                    733,941
                                                                                           --------------
                                                                                                  733,941
                                                                                           --------------
                            APPAREL: 0.8%
         6,700              Nike, Inc.                                                            476,705
         3,600              VF Corp.                                                              169,128
                                                                                           --------------
                                                                                                  645,833
                                                                                           --------------
                            AUTO MANUFACTURERS: 0.8%
        37,700      L       Ford Motor Co.                                                        559,845
           400              Paccar, Inc.                                                           22,320
                                                                                           --------------
                                                                                                  582,165
                                                                                           --------------
                            BANKS: 6.4%
        14,600              Bank of America Corp.                                               1,213,697
        18,850              Bank One Corp.                                                        913,282
        13,650              KeyCorp                                                               428,747
        15,850              National City Corp.                                                   562,517
        21,350              Wachovia Corp.                                                      1,007,933
        12,150              Wells Fargo & Co.                                                     714,420
                                                                                           --------------
                                                                                                4,840,596
                                                                                           --------------
                            BEVERAGES: 3.0%
        30,750              Coca-Cola Co.                                                       1,579,013
        12,800              PepsiCo, Inc.                                                         683,136
                                                                                           --------------
                                                                                                2,262,149
                                                                                           --------------
                            BIOTECHNOLOGY: 0.7%
         9,164      @       Amgen, Inc.                                                           501,271
                                                                                           --------------
                                                                                                  501,271
                                                                                           --------------
                            BUILDING MATERIALS: 0.6%
        14,850              Masco Corp.                                                           429,908
                                                                                           --------------
                                                                                                  429,908
                                                                                           --------------
                            CHEMICALS: 1.7%
        18,350              Dow Chemical Co.                                                      732,165
         6,100              PPG Industries, Inc.                                                  364,780
         4,350              Sherwin-Williams Co.                                                  170,955
                                                                                           --------------
                                                                                                1,267,900
                                                                                           --------------
                            COMMERCIAL SERVICES: 1.5%
        25,000      @       Cendant Corp.                                                         573,500
         4,400              Equifax, Inc.                                                         107,844
        11,800              Paychex, Inc.                                                         442,618
                                                                                           --------------
                                                                                                1,123,962
                                                                                           --------------
                            COMPUTERS: 3.1%
        17,900      @       Dell, Inc.                                                            629,722
        21,537              Hewlett-Packard Co.                                                   457,446
        12,000              Intl. Business Machines Corp.                                       1,063,080
        11,150     @,L      Network Appliance, Inc.                                               220,770
        18,700      @       Seagate Technology, Inc.                                                    0
                                                                                           --------------
                                                                                                2,371,018
                                                                                           --------------
                            COSMETICS/PERSONAL CARE: 3.4%
         3,300              Alberto-Culver Co.                                             $      155,166
        18,600              Gillette Co.                                                          801,474
        10,400              Kimberly-Clark Corp.                                                  685,360
         9,100              Procter & Gamble Co.                                                  981,162
                                                                                           --------------
                                                                                                2,623,162
                                                                                           --------------
                            DISTRIBUTION/WHOLESALE: 0.3%
         3,600              WW Grainger, Inc.                                                     196,020
                                                                                           --------------
                                                                                                  196,020
                                                                                           --------------

                            DIVERSIFIED FINANCIAL SERVICES: 9.5%
         9,150              American Express Co.                                                  463,905
         6,550              Capital One Financial Corp.                                           458,893
        36,750              Citigroup, Inc.                                                     1,706,302
         7,950              Countrywide Financial Corp.                                           512,775
        11,850     @,L      E*TRADE Group, Inc.                                                   135,209
         6,850              Fannie Mae                                                            463,745
         8,650              Goldman Sachs Group, Inc.                                             812,322
        31,200              JP Morgan Chase & Co.                                               1,149,407
        16,600              Merrill Lynch & Co., Inc.                                             942,880
         7,900              Morgan Stanley                                                        422,729
        10,850      @       Providian Financial Corp.                                             147,560
                                                                                           --------------
                                                                                                7,215,727
                                                                                           --------------
                            ELECTRIC: 2.0%
        20,200      @       AES Corp.                                                             188,668
        12,450              Centerpoint Energy, Inc.                                              134,958
         7,350      L       Duke Energy Corp.                                                     146,559
        12,650              Edison Intl.                                                          305,371
         5,500              Exelon Corp.                                                          183,150
         5,650      L       Southern Co.                                                          163,398
        11,300              TXU Corp.                                                             422,281
                                                                                           --------------
                                                                                                1,544,385
                                                                                           --------------
                            ELECTRONICS: 0.6%
         3,950              Parker Hannifin Corp.                                                 219,462
        19,200      @       Sanmina-SCI Corp.                                                     203,136
                                                                                           --------------
                                                                                                  422,598
                                                                                           --------------
                            FOOD: 0.2%
         5,800              Supervalu, Inc.                                                       179,916
                                                                                           --------------
                                                                                                  179,916
                                                                                           --------------
                            FOREST PRODUCTS & PAPER: 0.9%
         3,650              Intl. Paper Co.                                                       153,045
         3,200              Louisiana-Pacific Corp.                                                73,920
         7,500              Weyerhaeuser Co.                                                      453,600
                                                                                           --------------
                                                                                                  680,565
                                                                                           --------------
                            GAS: 0.4%
         8,050              Sempra Energy                                                         268,629
                                                                                           --------------
                                                                                                  268,629
                                                                                           --------------
                            HAND/MACHINE TOOLS: 0.3%
         2,400              Black & Decker Corp.                                                  143,832
         2,700              Stanley Works                                                         117,585
                                                                                           --------------
                                                                                                  261,417
                                                                                           --------------
                            HEALTHCARE-PRODUCTS: 2.2%
         1,800              Bausch & Lomb, Inc.                                                   109,836
        21,050              Johnson & Johnson                                                   1,172,696
         8,600              Medtronic, Inc.                                                       411,940
                                                                                           --------------
                                                                                                1,694,472
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND                     as of May 31, 2004 (continued)

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            HEALTHCARE-SERVICES: 2.9%
         5,000              Aetna, Inc.                                                    $      406,000
         4,800     @,L      Anthem, Inc.                                                          424,944
         6,400      @       Humana, Inc.                                                          109,248
        11,950              UnitedHealth Group, Inc.                                              779,738
         4,350      @       WellPoint Health Networks                                             485,199
                                                                                           --------------
                                                                                                2,205,129
                                                                                           --------------
                            INSURANCE: 3.8%
         9,600      @@      ACE Ltd.                                                              395,328
        18,500              American Intl. Group                                                1,356,050
         5,150              Cigna Corp.                                                           349,170
         6,600              Lincoln National Corp.                                                313,434
         5,950              Progressive Corp.                                                     510,332
                                                                                           --------------
                                                                                                2,924,314
                                                                                           --------------
                            INTERNET: 1.0%
         3,950      @       eBay, Inc.                                                            350,760
         9,400     @,L      Symantec Corp.                                                        430,520
                                                                                           --------------
                                                                                                  781,280
                                                                                           --------------
                            LEISURE TIME: 0.4%
         3,150              Brunswick Corp.                                                       127,575
         4,550              Carnival Corp.                                                        193,876
                                                                                           --------------
                                                                                                  321,451
                                                                                           --------------
                            MACHINERY-DIVERSIFIED: 0.6%
         7,100              Deere & Co.                                                           466,470
                                                                                           --------------
                                                                                                  466,470
                                                                                           --------------
                            MEDIA: 2.1%
         5,100              McGraw-Hill Cos., Inc.                                                397,392
        30,000     @,L      Time Warner, Inc.                                                     511,200
        10,750              Viacom, Inc.                                                          396,568
        12,700              Walt Disney Co.                                                       298,069
                                                                                           --------------
                                                                                                1,603,229
                                                                                           --------------
                            MINING: 0.5%
         6,250              Alcoa, Inc.                                                           195,625
         3,250      @       Phelps Dodge Corp.                                                    220,675
                                                                                           --------------
                                                                                                  416,300
                                                                                           --------------
                            MISCELLANEOUS MANUFACTURING: 5.4%
        12,450              3M Co.                                                              1,052,772
        71,700      S       General Electric Co.                                                2,231,303
         6,200              Honeywell Intl., Inc.                                                 208,940
         2,250              Illinois Tool Works, Inc.                                             202,230
        13,950     @@,L     Tyco Intl. Ltd.                                                       429,521
                                                                                           --------------
                                                                                                4,124,766
                                                                                           --------------
                            OIL AND GAS: 7.3%
         6,050              Burlington Resources, Inc.                                            404,987
        14,000              ChevronTexaco Corp.                                                 1,265,599
         4,578              ConocoPhillips                                                        335,705
         6,850              Devon Energy Corp.                                                    406,616
        44,300              Exxon Mobil Corp.                                                   1,915,974
        10,700              Marathon Oil Corp.                                                    356,738
        10,250              Occidental Petroleum Corp.                                            453,050
         2,350              Sunoco, Inc.                                                          144,596
         4,250              Valero Energy Corp.                                                   280,968
                                                                                           --------------
                                                                                                5,564,233
                                                                                           --------------
                            PHARMACEUTICALS: 5.6%
        11,100              Abbott Laboratories                                            $      457,431
        13,700      @       Caremark Rx, Inc.                                                     427,440
         8,050              Eli Lilly & Co.                                                       593,044
         9,400      @       King Pharmaceuticals, Inc.                                            125,584
        15,700              Merck & Co., Inc.                                                     742,609
        53,490              Pfizer, Inc.                                                        1,890,336
                                                                                           --------------
                                                                                                4,236,444
                                                                                           --------------
                            RETAIL: 9.9%
         8,200              Best Buy Co., Inc.                                                    432,632
         5,600              Federated Department Stores                                           267,176
        20,800              Gap, Inc.                                                             502,320
        30,350              Home Depot, Inc.                                                    1,090,172
         8,750              JC Penney Co., Inc.                                                   313,075
        14,800              Limited Brands                                                        285,640
         4,900              Lowe's Cos., Inc.                                                     262,493
         8,700              May Department Stores Co.                                             249,342
         8,250              McDonald's Corp.                                                      217,800
         4,750              Nordstrom, Inc.                                                       192,613
        10,050      @       Office Depot, Inc.                                                    164,217
         5,400              RadioShack Corp.                                                      164,106
         7,450              Sears Roebuck And Co.                                                 283,100
        14,350              Staples, Inc.                                                         395,773
        10,550      @       Starbucks Corp.                                                       428,752
         5,600              Target Corp.                                                          250,320
         6,050     @,L      Toys R US, Inc.                                                        95,106
        30,300              Wal-Mart Stores, Inc.                                               1,688,618
         9,200      @       Yum! Brands, Inc.                                                     345,000
                                                                                           --------------
                                                                                                7,628,255
                                                                                           --------------
                            SEMICONDUCTORS: 3.1%
        34,000      @       Applied Materials, Inc.                                               678,640
        46,050              Intel Corp.                                                         1,314,728
        13,000              Texas Instruments, Inc.                                               339,430
                                                                                           --------------
                                                                                                2,332,798
                                                                                           --------------
                            SOFTWARE: 7.1%
         3,850              Autodesk, Inc.                                                        138,061
         7,500      @       BMC Software, Inc.                                                    132,300
         5,900      @       Citrix Systems, Inc.                                                  124,195
        17,300      L       Computer Associates Intl., Inc.                                       468,138
        14,900      @       Compuware Corp.                                                       118,455
         6,500      L       First Data Corp.                                                      281,385
         8,200      L       IMS Health, Inc.                                                      204,016
       110,850              Microsoft Corp.                                                     2,920,897
        37,250      @       Oracle Corp.                                                          421,670
        18,050      @       Siebel Systems, Inc.                                                  194,940
        15,000      @       Veritas Software Corp.                                                399,000
                                                                                           --------------
                                                                                                5,403,057
                                                                                           --------------
                            TELECOMMUNICATIONS: 6.4%
        16,600              Alltel Corp.                                                          840,458
         8,100              CenturyTel, Inc.                                                      242,109
        48,700      @       Cisco Systems, Inc.                                                 1,078,704
        42,350              Motorola, Inc.                                                        837,260
         5,750              Qualcomm, Inc.                                                        385,653
         5,200              Scientific-Atlanta, Inc.                                              178,984
        14,000      @       Tellabs, Inc.                                                         111,160
        35,750              Verizon Communications, Inc.                                        1,236,234
                                                                                           --------------
                                                                                                4,910,562
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND                     as of May 31, 2004 (continued)

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            TOYS/GAMES/HOBBIES: 0.1%
         5,050              Hasbro, Inc.                                                   $       99,283
                                                                                           --------------
                                                                                                   99,283
                                                                                           --------------
                            TRANSPORTATION: 0.8%
         8,000              United Parcel Service, Inc.                                           573,760
                                                                                           --------------
                                                                                                  573,760
                                                                                           --------------
                            Total Common Stock
                              (Cost $69,614,018)                                               75,124,134
                                                                                           --------------

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.6%

                            REPURCHASE AGREEMENT: 1.0%
$      782,000              Morgan Stanley Repurchase
                              Agreement dated 05/28/04, 1.010%, due 06/01/04,
                              $782,088 to be received upon repurchase
                              (Collateralized by $845,000 Federal Home Loan
                              Bank, 4.500%, Market Value plus accrued interest
                              $815,374, due 09/16/13)                                             782,000
                                                                                           --------------
                            Total Repurchase Agreement
                              (Cost $782,000)                                                     782,000
                                                                                           --------------

                            SECURITIES LENDING COLLATERAL(cc): 4.6%
     3,481,885              The Bank of New York Institutional
                              Cash Reserve Fund, 1.100%                                         3,481,885
                                                                                           --------------
                            Total Securities Lending Collateral
                              (Cost $3,481,885)                                                 3,481,885
                                                                                           --------------
                            Total Short-Term Investments
                              (Cost $4,263,885)                                                 4,263,885
                                                                                           --------------
                            TOTAL INVESTMENTS IN SECURITIES (COST
                              $73,877,903)*                                       104.2%   $   79,388,019
                            OTHER ASSETS AND LIABILITIES-NET                       (4.2)       (3,183,146)
                                                                                  -----    --------------
                            NET ASSETS                                            100.0%   $   76,204,873
                                                                                  =====    ==============

@       Non-income producing security
@@      Foreign issuer
L       Loaned security, a portion or all of the security is on loan at May 31,
        2004.
S       Segregated assets for futures collateral
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $75,063,119. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation                                  $    5,237,232
                            Gross Unrealized Depreciation                                        (912,332)
                                                                                           --------------
                            Net Unrealized Appreciation                                    $    4,324,900
                                                                                           ==============

Information concerning open futures at May 31, 2004 is shown below:

                   NO. OF       NOTIONAL      EXPIRATION    UNREALIZED
LONG CONTRACTS   CONTRACTS    MARKET VALUE       DATE          GAIN
--------------   ---------    ------------    ----------    ----------
S&P 500             4          $ 1,120,300     06/17/04       $ 1,725

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FINANCIAL SERVICES                                        as of May 31, 2004


SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 99.1%

                            BANKS: 26.1%
       181,231              Bank of America Corp.                                          $   15,065,733
       151,000              Bank of New York Co., Inc.                                          4,540,570
        80,000              Bank One Corp.                                                      3,876,000
       108,303              City National Corp.                                                 6,993,125
        34,300              Comerica, Inc.                                                      1,941,723
       124,785              Cullen/Frost Bankers, Inc.                                          5,468,079
       281,700              Mellon Financial Corp.                                              8,293,248
       215,000              Prosperity Bancshares, Inc.                                         5,033,150
        80,300              State Street Corp.                                                  3,888,126
        76,400              UnionBanCal Corp.                                                   4,399,876
       222,500              US Bancorp                                                          6,252,250
        99,787              Wachovia Corp.                                                      4,710,944
       222,600              Wells Fargo & Co.                                                  13,088,880
                                                                                           --------------
                                                                                               83,551,704
                                                                                           --------------
                            DIVERSIFIED FINANCIAL SERVICES: 40.8%
       177,344      @       Accredited Home Lenders Holding Co.                                 5,320,320
       186,150      @       Affiliated Managers Group                                           9,074,813
       168,840              Alliance Capital Management Holding LP                              5,678,089
       117,800              American Express Co.                                                5,972,460
        82,700              Capital One Financial Corp.                                         5,793,962
       150,700              CIT Group, Inc.                                                     5,646,729
       411,200              Citigroup, Inc.                                                    19,092,015
        88,699              Countrywide Financial Corp.                                         5,721,086
       547,200      @       E*TRADE Group, Inc.                                                 6,243,552
        90,600              Fannie Mae                                                          6,133,620
        70,000              Franklin Resources, Inc.                                            3,519,600
       160,000              Freddie Mac                                                         9,342,400
        91,200              Goldman Sachs Group, Inc.                                           8,564,592
       205,100              JP Morgan Chase & Co.                                               7,555,884
        89,900              Lehman Brothers Holdings, Inc.                                      6,800,935
       120,600              Merrill Lynch & Co., Inc.                                           6,850,080
       168,700              Morgan Stanley                                                      9,027,137
       216,000              Waddell & Reed Financial, Inc.                                      4,719,600
                                                                                           --------------
                                                                                              131,056,874
                                                                                           --------------
                            HOME BUILDERS: 1.9%
       206,650              DR Horton, Inc.                                                     5,972,185
                                                                                           --------------
                                                                                                5,972,185
                                                                                           --------------
                            INSURANCE: 27.2%
       176,700      @@      ACE Ltd.                                                            7,276,506
       121,200              Aflac, Inc.                                                         4,920,720
       209,871              American International Group                                       15,383,544
       172,250              Axis Capital Holdings Ltd.                                          4,814,388
       125,000      @@      Endurance Specialty Holdings Ltd.                                   4,218,750
       138,000              Hartford Financial Services Group, Inc.                             9,124,560
       167,800              Metlife, Inc.                                                       5,965,290
       184,400              PMI Group, Inc.                                                     7,960,548
        98,000              Prudential Financial, Inc.                                          4,341,400
       184,600              Radian Group, Inc.                                                  8,491,600
       198,800              Scottish Annuity & Life Holdings LTD.                               4,373,600
       202,700              Willis Group Holdings Ltd.                                          7,228,282
        42,200      @@      XL Capital Ltd.                                                     3,150,230
                                                                                           --------------
                                                                                               87,249,418
                                                                                           --------------
                            SOFTWARE: 3.1%
       189,900              First Data Corp.                                               $    8,220,771
        44,937      @       Fiserv, Inc.                                                        1,699,517
                                                                                           --------------
                                                                                                9,920,288
                                                                                           --------------
                            Total Common Stock
                              (Cost $273,267,058)                                             317,750,469
                                                                                           --------------

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 1.6%

                            REPURCHASE AGREEMENT: 1.6%
$    4,994,000              Morgan Stanley Repurchase
                              Agreement dated 05/28/04, 1.010%, due 06/01/04,
                              $4,994,560 to be received upon repurchase
                              (Collateralized by $5,280,000 Federal Home Loan
                              Bank, 4.500%, Market Value plus accrued interest
                              $5,094,883 due 09/16/13)                                          4,994,000
                                                                                           --------------
                            Total Repurchase Agreement
                              (Cost $4,994,000)                                                 4,994,000
                                                                                           --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $278,261,058)*                                      100.7%   $  322,744,469
                            OTHER ASSETS AND
                              LIABILITIES-NET                                      (0.7)       (1,988,222)
                                                                                  -----    --------------
                            NET ASSETS                                            100.0%   $  320,756,247
                                                                                  =====    ==============

@       Non-income producing security
@@      Foreign issuer
* Cost for federal income tax purposes is $278,425,823. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation                                  $   49,175,448
                            Gross Unrealized Depreciation                                      (4,856,802)
                                                                                           --------------
                            Net Unrealized Appreciation                                    $   44,318,646
                                                                                           ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND                                       as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 92.4%

                            AEROSPACE/DEFENSE: 1.7%
         4,070              Boeing Co.                                                     $      186,406
                                                                                           --------------
                                                                                                  186,406
                                                                                           --------------
                            AGRICULTURE: 5.7%
         7,760              Altria Group, Inc.                                                    372,247
         1,720              RJ Reynolds Tobacco Holdings, Inc.                                     96,664
         4,550              UST, Inc.                                                             169,988
                                                                                           --------------
                                                                                                  638,899
                                                                                           --------------
                            AUTO MANUFACTURERS: 4.4%
        19,810              Ford Motor Co.                                                        294,179
         4,260              General Motors Corp.                                                  193,361
                                                                                           --------------
                                                                                                  487,540
                                                                                           --------------
                            AUTO PARTS & EQUIPMENT: 0.8%
         8,370              Delphi Corp.                                                           85,290
                                                                                           --------------
                                                                                                   85,290
                                                                                           --------------
                            BANKS: 0.4%
           544              Bank of America Corp.                                                  45,223
                                                                                           --------------
                                                                                                   45,223
                                                                                           --------------
                            COMPUTERS: 7.8%
        15,260              Electronic Data Systems Corp.                                         249,501
        14,150              Hewlett-Packard Co.                                                   300,545
        43,520      @       Sun Microsystems, Inc.                                                184,090
         9,780      @       Unisys Corp.                                                          132,617
                                                                                           --------------
                                                                                                  866,753
                                                                                           --------------
                            DIVERSIFIED FINANCIAL SERVICES: 4.3%
         6,700              CIT Group, Inc.                                                       251,049
         6,140              JP Morgan Chase & Co.                                                 226,198
                                                                                           --------------
                                                                                                  477,247
                                                                                           --------------
                            ELECTRIC: 3.7%
         8,340              American Electric Power Co., Inc.                                     264,962
           400              Dominion Resources, Inc.                                               25,188
         6,230              Duke Energy Corp.                                                     124,226
                                                                                           --------------
                                                                                                  414,376
                                                                                           --------------
                            ENVIRONMENTAL CONTROL: 0.7%
         2,860              Waste Management, Inc.                                                 82,254
                                                                                           --------------
                                                                                                   82,254
                                                                                           --------------
                            FOOD: 11.8%
        16,770              Albertson's, Inc.                                                     392,921
         3,860              Kraft Foods, Inc.                                                     115,260
        23,450      @       Kroger Co.                                                            391,381
        18,490      @       Safeway, Inc.                                                         417,134
                                                                                           --------------
                                                                                                1,316,696
                                                                                           --------------
                            HEALTHCARE-PRODUCTS: 1.4%
         2,890              Johnson & Johnson                                                     161,002
                                                                                           --------------
                                                                                                  161,002
                                                                                           --------------
                            HEALTHCARE-SERVICES: 3.2%
        29,400      @       Tenet Healthcare Corp.                                                350,448
                                                                                           --------------
                                                                                                  350,448
                                                                                           --------------
                            HOUSEWARES: 1.3%
         6,050              Newell Rubbermaid, Inc.                                               142,599
                                                                                           --------------
                                                                                                  142,599
                                                                                           --------------
                            INSURANCE: 2.2%
         4,170              Loews Corp.                                                    $      240,317
                                                                                           --------------
                                                                                                  240,317
                                                                                           --------------
                            MISCELLANEOUS MANUFACTURING: 2.6%
        11,230              Eastman Kodak Co.                                                     294,001
                                                                                           --------------
                                                                                                  294,001
                                                                                           --------------
                            OFFICE/BUSINESS EQUIPMENT: 2.7%
        21,850      @       Xerox Corp.                                                           295,849
                                                                                           --------------
                                                                                                  295,849
                                                                                           --------------
                            PHARMACEUTICALS: 13.4%
         2,890              Amerisourcebergen Corp.                                               173,342
        14,260              Bristol-Myers Squibb Co.                                              360,350
         6,890              Merck & Co., Inc.                                                     325,897
         3,010              Pfizer, Inc.                                                          106,373
        23,830              Schering-Plough Corp.                                                 402,728
         3,500              Wyeth                                                                 126,000
                                                                                           --------------
                                                                                                1,494,690
                                                                                           --------------
                            PIPELINES: 2.8%
        43,690              El Paso Corp.                                                         315,005
                                                                                           --------------
                                                                                                  315,005
                                                                                           --------------
                            SEMICONDUCTORS: 1.9%
        14,170      @       Micron Technology, Inc.                                               212,975
                                                                                           --------------
                                                                                                  212,975
                                                                                           --------------
                            TELECOMMUNICATIONS: 17.0%
        18,440              AT&T Corp.                                                            305,735
        15,710              BellSouth Corp.                                                       392,121
        62,900      @       Lucent Technologies, Inc.                                             224,553
        14,840              SBC Communications, Inc.                                              351,708
        17,290              Sprint Corp.-FON Group                                                307,070
         8,870              Verizon Communications, Inc.                                          306,725
                                                                                           --------------
                                                                                                1,887,912
                                                                                           --------------
                            TOYS/GAMES/HOBBIES: 1.3%
         8,210              Mattel, Inc.                                                          143,511
                                                                                           --------------
                                                                                                  143,511
                                                                                           --------------
                            TRANSPORTATION: 1.3%
         2,410              Union Pacific Corp.                                                   140,551
                                                                                           --------------
                                                                                                  140,551
                                                                                           --------------
                        Total Common Stock
                          (Cost $10,386,689)                                                   10,279,544
                                                                                           --------------
                        TOTAL INVESTMENTS IN SECURITIES (COST
                          $10,386,689)*                                           92.4%    $   10,279,544
                                                                                           --------------
                        OTHER ASSETS AND LIABILITIES-NET                           7.6            844,165
                                                                                 -----     --------------
                        NET ASSETS                                               100.0%    $   11,123,709
                                                                                 =====     ==============

@       Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                            Gross Unrealized Appreciation                                  $      183,890
                            Gross Unrealized Depreciation                                        (291,035)
                                                                                           --------------
                            Net Unrealized Depreciation                                    $     (107,145)
                                                                                           ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND                                             as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 99.9%

                            AEROSPACE/DEFENSE: 3.5%
       140,900      L       General Dynamics Corp.                                         $   13,474,267
                                                                                           --------------
                                                                                               13,474,267
                                                                                           --------------
                            AGRICULTURE: 3.8%
       304,315              Altria Group, Inc.                                                 14,597,991
                                                                                           --------------
                                                                                               14,597,991
                                                                                           --------------
                            APPAREL: 1.7%
        89,900              Nike, Inc.                                                          6,396,385
                                                                                           --------------
                                                                                                6,396,385
                                                                                           --------------
                            BANKS: 6.1%
       129,400              Bank of America Corp.                                              10,757,022
       211,700              Wells Fargo & Co.                                                  12,447,960
                                                                                           --------------
                                                                                               23,204,982
                                                                                           --------------
                            BUILDING MATERIALS: 1.8%
       238,200      L       Masco Corp.                                                         6,895,890
                                                                                           --------------
                                                                                                6,895,890
                                                                                           --------------
                            CHEMICALS: 4.3%
       247,200              Dow Chemical Co.                                                    9,863,280
       173,000              Praxair, Inc.                                                       6,399,270
                                                                                           --------------
                                                                                               16,262,550
                                                                                           --------------
                            COMPUTERS: 2.6%
       464,056      L       Hewlett-Packard Co.                                                 9,856,549
                                                                                           --------------
                                                                                                9,856,549
                                                                                           --------------
                            COSMETICS/PERSONAL CARE: 3.0%
       174,500              Kimberly-Clark Corp.                                               11,499,550
                                                                                           --------------
                                                                                               11,499,550
                                                                                           --------------
                            DIVERSIFIED FINANCIAL SERVICES: 15.2%
       205,000              Citigroup, Inc.                                                     9,518,150
       180,000              Fannie Mae                                                         12,186,000
       221,300              Freddie Mac                                                        12,921,707
       210,400              Merrill Lynch & Co., Inc.                                          11,950,720
       201,200              Morgan Stanley                                                     10,766,212
                                                                                           --------------
                                                                                               57,342,789
                                                                                           --------------
                            ELECTRICAL COMPONENTS & EQUIPMENT: 3.3%
       209,800              Emerson Electric Co.                                               12,525,060
                                                                                           --------------
                                                                                               12,525,060
                                                                                           --------------
                            ELECTRONICS: 2.9%
       402,000      @@      Koninklijke Philips Electronics NV                                 10,994,700
                                                                                           --------------
                                                                                               10,994,700
                                                                                           --------------
                            FOOD: 4.9%
       191,000      @@      Nestle SA ADR                                                      12,409,518
        95,700      @@      Unilever NV                                                         6,313,329
                                                                                           --------------
                                                                                               18,722,847
                                                                                           --------------
                            FOREST PRODUCTS & PAPER: 1.9%
       173,100              Intl. Paper Co.                                                     7,258,083
                                                                                           --------------
                                                                                                7,258,083
                                                                                           --------------
                            HEALTHCARE-PRODUCTS: 1.1%
        72,000      L       Beckman Coulter, Inc.                                               4,356,000
                                                                                           --------------
                                                                                                4,356,000
                                                                                           --------------
                            HEALTHCARE-SERVICES: 2.1%
        93,400      L       Quest Diagnostics                                              $    8,046,410
                                                                                           --------------
                                                                                                8,046,410
                                                                                           --------------
                            INSURANCE: 6.1%
       184,500              American Intl. Group                                               13,523,850
       267,600              Metlife, Inc.                                                       9,513,180
                                                                                           --------------
                                                                                               23,037,030
                                                                                           --------------
                            MEDIA: 2.6%
       112,600              Gannett Co., Inc.                                                   9,886,280
                                                                                           --------------
                                                                                                9,886,280
                                                                                           --------------
                            MISCELLANEOUS MANUFACTURING: 3.4%
       388,300              Honeywell Intl., Inc.                                              13,085,710
                                                                                           --------------
                                                                                               13,085,710
                                                                                           --------------
                            OIL AND GAS: 12.3%
       252,000              Apache Corp.                                                       10,170,720
       197,900      @@      BP PLC ADR                                                         10,488,700
       137,500              ChevronTexaco Corp.                                                12,430,000
       313,100              Exxon Mobil Corp.                                                  13,541,575
                                                                                           --------------
                                                                                               46,630,995
                                                                                           --------------
                            OIL AND GAS SERVICES: 1.3%
       165,980              Halliburton Co.                                                     4,820,059
                                                                                           --------------
                                                                                                4,820,059
                                                                                           --------------
                            PHARMACEUTICALS: 3.6%
       331,800              Bristol-Myers Squibb Co.                                            8,384,586
       111,700              Merck & Co., Inc.                                                   5,283,410
                                                                                           --------------
                                                                                               13,667,996
                                                                                           --------------
                            RETAIL: 2.4%
       352,100              McDonald's Corp.                                                    9,295,440
                                                                                           --------------
                                                                                                9,295,440
                                                                                           --------------
                            SAVINGS AND LOANS: 4.8%
       315,500              Sovereign Bancorp, Inc.                                             6,862,125
       263,000      L       Washington Mutual, Inc.                                            11,487,840
                                                                                           --------------
                                                                                               18,349,965
                                                                                           --------------
                            SEMICONDUCTORS: 1.1%
       143,200              Intel Corp.                                                         4,088,360
                                                                                           --------------
                                                                                                4,088,360
                                                                                           --------------
                            TELECOMMUNICATIONS: 4.1%
       295,700              SBC Communications, Inc.                                            7,008,090
       250,800              Verizon Communications, Inc.                                        8,672,664
                                                                                           --------------
                                                                                               15,680,754
                                                                                           --------------
                            Total Common Stock
                              (Cost $331,250,367)                                             379,976,642
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND                                 as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.5%

                            REPURCHASE AGREEMENT: 0.3%
$    1,287,000              Morgan Stanley Repurchase
                              Agreement dated 05/28/04, 1.010%, due 06/01/04,
                              $1,287,144 to be received upon repurchase
                              (Collateralized by $1,365,000 Federal Home Loan
                              Bank, 4.500%, Market Value plus accrued interest
                              $1,317,143, due 09/16/13)                                    $    1,287,000
                                                                                           --------------
                            Total Repurchase Agreement
                              (Cost $1,287,000)                                                 1,287,000
                                                                                           --------------
                            SECURITIES LENDING COLLATERAL(cc): 7.2%
    27,747,101              The Bank of New York Institutional
                              Cash Reserve Fund, 1.100%                                        27,474,101
                                                                                           --------------
                            Total Securities Lending Collateral
                              (Cost $27,474,101)                                               27,474,101
                                                                                           --------------
                            Total Short-Term Investments
                              (Cost $28,761,101)                                               28,761,101
                                                                                           --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $360,011,468)*                                      107.4%   $  408,737,743
                            OTHER ASSETS AND
                              LIABILITIES-NET                                      (7.4)      (28,050,703)
                                                                                  -----    --------------
                            NET ASSETS                                            100.0%   $  380,687,040
                                                                                  =====    ==============

@       Non-income producing security
@@      Foreign issuer
ADR     American Depository Receipt
L       Loaned security, a portion or all of the security is on loan at May 31,
        2004
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation                                  $   60,589,087
                            Gross Unrealized Depreciation                                     (11,862,812)
                                                                                           --------------
                            Net Unrealized Appreciation                                    $   48,726,275
                                                                                           ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND                                         as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 96.1%

                            AGRICULTURE: 5.6%
       204,190              Loews Corp. - Carolina Group                                   $    4,633,072
        26,830              RJ Reynolds Tobacco Holdings, Inc.                                  1,507,846
        25,640              UST, Inc.                                                             957,910
                                                                                           --------------
                                                                                                7,098,828
                                                                                           --------------
                            AIRLINES: 3.5%
       229,690     @,L      AMR Corp.                                                           2,646,029
       296,400     @,L      Delta Air Lines, Inc.                                               1,808,040
                                                                                           --------------
                                                                                                4,454,069
                                                                                           --------------
                            APPAREL: 2.7%
       226,710     @,@@     Tommy Hilfiger Corp.                                                3,445,992
                                                                                           --------------
                                                                                                3,445,992
                                                                                           --------------
                            AUTO PARTS & EQUIPMENT: 8.5%
       617,950     @,L      Goodyear Tire & Rubber Co.                                          5,376,165
       502,060              Visteon Corp.                                                       5,502,578
                                                                                           --------------
                                                                                               10,878,743
                                                                                           --------------
                            BUILDING MATERIALS: 1.1%
        38,250              York Intl. Corp.                                                    1,414,485
                                                                                           --------------
                                                                                                1,414,485
                                                                                           --------------
                            CHEMICALS: 12.2%
        55,900      @       Airgas, Inc.                                                        1,217,502
        72,960              Ashland, Inc.                                                       3,440,064
        96,690              Great Lakes Chemical Corp.                                          2,395,978
       138,550              Lubrizol Corp.                                                      4,587,390
       146,500              RPM Intl., Inc.                                                     2,155,015
        44,470              Sherwin-Williams Co.                                                1,747,671
                                                                                           --------------
                                                                                               15,543,620
                                                                                           --------------
                            COMMERCIAL SERVICES: 2.8%
        43,400              RR Donnelley & Sons Co.                                             1,313,284
       317,650     @,L      Service Corp.                                                       2,287,080
                                                                                           --------------
                                                                                                3,600,364
                                                                                           --------------
                            COMPUTERS: 4.7%
       381,400      @       Gateway, Inc.                                                       1,544,670
       332,290      @       Unisys Corp.                                                        4,505,852
                                                                                           --------------
                                                                                                6,050,522
                                                                                           --------------
                            DIVERSIFIED FINANCIAL SERVICES: 0.7%
        24,000              CIT Group, Inc.                                                       899,280
                                                                                           --------------
                                                                                                  899,280
                                                                                           --------------
                            ELECTRIC: 4.1%
       168,640     @,L      Allegheny Energy, Inc.                                              2,403,120
        48,380              Alliant Energy Corp.                                                1,208,532
       162,000     @,L      Mirant Corp.                                                           42,120
        79,900              Westar Energy, Inc.                                                 1,575,628
                                                                                           --------------
                                                                                                5,229,400
                                                                                           --------------
                            ELECTRONICS: 2.2%
       231,700      @       Kemet Corp.                                                         2,815,155
                                                                                           --------------
                                                                                                2,815,155
                                                                                           --------------
                            FOOD: 7.9%
        44,000              Albertson's, Inc.                                                   1,030,920
       394,000      @       Del Monte Foods Co.                                                 4,046,380
        56,100              Sensient Technologies Corp.                                         1,133,220
       606,064      L       Winn-Dixie Stores, Inc.                                             3,836,385
                                                                                           --------------
                                                                                               10,046,905
                                                                                           --------------
                            HEALTHCARE-SERVICES: 1.6%
       170,400      @       Tenet Healthcare Corp.                                         $    2,031,168
                                                                                           --------------
                                                                                                2,031,168
                                                                                           --------------
                            HOUSEHOLD PRODUCTS/WARES: 5.5%
       184,430     @,L      American Greetings                                                  3,873,030
       171,210              Tupperware Corp.                                                    3,128,007
                                                                                           --------------
                                                                                                7,001,037
                                                                                           --------------
                            INSURANCE: 9.2%
        62,460      @       CNA Financial Corp.                                                 1,875,049
        69,400              Nationwide Financial Services                                       2,536,570
       285,550      L       Phoenix Cos., Inc.                                                  3,343,791
       276,560      L       Unumprovident Corp.                                                 4,026,713
                                                                                           --------------
                                                                                               11,782,123
                                                                                           --------------
                            OFFICE/BUSINESS EQUIPMENT: 2.7%
       311,420              IKON Office Solutions, Inc.                                         3,431,848
                                                                                           --------------
                                                                                                3,431,848
                                                                                           --------------
                            OIL AND GAS SERVICES: 1.7%
        79,700              Tidewater, Inc.                                                     2,202,908
                                                                                           --------------
                                                                                                2,202,908
                                                                                           --------------
                            PIPELINES: 6.7%
       807,000     @,L      Dynegy, Inc.                                                        3,542,730
       695,870              El Paso Corp.                                                       5,017,223
                                                                                           --------------
                                                                                                8,559,953
                                                                                           --------------
                            RETAIL: 8.8%
       300,620              Dillard's, Inc.                                                     6,015,406
       330,430      @       Toys R US, Inc.                                                     5,194,360
                                                                                           --------------
                                                                                               11,209,766
                                                                                           --------------
                            SEMICONDUCTORS: 0.2%
        19,958     @,L      Micron Technology, Inc.                                               299,969
                                                                                           --------------
                                                                                                  299,969
                                                                                           --------------
                            TELECOMMUNICATIONS: 3.7%
       156,980              CenturyTel, Inc.                                                    4,692,132
                                                                                           --------------
                                                                                                4,692,132
                                                                                           --------------
                   Total Common Stock
                     (Cost $121,013,440)                                                      122,688,267
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND                             as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 13.7%

                            SECURITIES LENDING COLLATERAL(cc): 13.7%
$   17,480,183              The Bank of New York Institutional
                              Cash Reserve Fund, 1.100%                                    $   17,480,183
                                                                                           --------------
                            Total Short-Term Investments
                              (Cost $17,480,183)                                               17,480,183
                                                                                           --------------
                        TOTAL INVESTMENTS IN SECURITIES (COST
                          $138,493,623)*                                          109.8%   $  140,168,450
                        OTHER ASSETS AND LIABILITIES-NET                           (9.8)      (12,522,475)
                                                                                  -----    --------------
                        NET ASSETS                                                100.0%   $  127,645,975
                                                                                  =====    ==============

@       Non-income producing security
@@      Foreign issuer
L Loaned security, a portion or all of the security is on loan at May 31, 2004.
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $138,549,785. Net unrealized depreciation consists of:

                            Gross Unrealized Appreciation                                  $    8,312,296
                            Gross Unrealized Depreciation                                      (6,693,631)
                                                                                           --------------
                            Net Unrealized Depreciation                                    $    1,618,665
                                                                                           ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND                                       as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 89.9%

                            AIRLINES: 2.3%
       350,670     @,L      Delta Air Lines, Inc.                                          $    2,139,087
                                                                                           --------------
                                                                                                2,139,087
                                                                                           --------------
                            APPAREL: 2.0%
       127,040     @,@@     Tommy Hilfiger Corp.                                                1,931,008
                                                                                           --------------
                                                                                                1,931,008
                                                                                           --------------
                            AUTO PARTS & EQUIPMENT: 8.8%
        50,690      @       Aftermarket Technology Corp.                                          742,102
       307,779     @,L      Goodyear Tire & Rubber Co.                                          2,677,677
        64,140      L       Superior Industries Intl.                                           2,094,171
       261,660              Visteon Corp.                                                       2,867,794
                                                                                           --------------
                                                                                                8,381,744
                                                                                           --------------
                            BANKS: 1.2%
        53,200              Riggs National Corp.                                                1,161,888
                                                                                           --------------
                                                                                                1,161,888
                                                                                           --------------
                            BUILDING MATERIALS: 0.7%
        18,650              York Intl. Corp.                                                      689,677
                                                                                           --------------
                                                                                                  689,677
                                                                                           --------------
                            CHEMICALS: 9.1%
        22,570              Cytec Industries, Inc.                                                908,894
        95,260              Great Lakes Chemical Corp.                                          2,360,542
        36,000              Lubrizol Corp.                                                      1,191,960
       293,810      @       PolyOne Corp.                                                       2,024,351
       256,350              Wellman, Inc.                                                       2,037,983
                                                                                           --------------
                                                                                                8,523,730
                                                                                           --------------
                            COMMERCIAL SERVICES: 4.4%
        77,380              Kelly Services, Inc.                                                2,146,521
       281,980      @       Service Corp.                                                       2,030,256
                                                                                           --------------
                                                                                                4,176,777
                                                                                           --------------
                            COMPUTERS: 1.3%
       308,400      @       Gateway, Inc.                                                       1,249,020
                                                                                           --------------
                                                                                                1,249,020
                                                                                           --------------
                            ELECTRIC: 0.5%
        25,000              Westar Energy, Inc.                                                   493,000
                                                                                           --------------
                                                                                                  493,000
                                                                                           --------------
                            ELECTRICAL COMPONENTS & EQUIPMENT: 2.8%
       158,270              Belden, Inc.                                                        2,674,763
                                                                                           --------------
                                                                                                2,674,763
                                                                                           --------------
                            ELECTRONICS: 2.4%
       185,610      @       Kemet Corp.                                                         2,255,162
                                                                                           --------------
                                                                                                2,255,162
                                                                                           --------------
                            FOOD: 9.3%
       125,440      @       Del Monte Foods Co.                                                 1,288,269
       244,160              Interstate Bakeries                                                 2,563,679
       130,740              Sensient Technologies Corp.                                         2,640,947
       358,217      L       Winn-Dixie Stores, Inc.                                             2,267,514
                                                                                           --------------
                                                                                                8,760,409
                                                                                           --------------
                            HAND/MACHINE TOOLS: 0.9%
        51,270              Starrett (L.S.) Co.                                                   806,477
                                                                                           --------------
                                                                                                  806,477
                                                                                           --------------
                            HEALTHCARE-SERVICES: 2.0%
       218,700     @,L      Orthodontic Centers of America                                 $    1,869,885
                                                                                           --------------
                                                                                                1,869,885
                                                                                           --------------
                            HOME BUILDERS: 1.0%
        81,300      @       National RV Holdings, Inc.                                            967,470
                                                                                           --------------
                                                                                                  967,470
                                                                                           --------------
                            HOUSEHOLD PRODUCTS/WARES: 7.7%
       125,500      @       American Greetings                                                  2,635,500
       321,340      @       Playtex Products Inc                                                2,297,581
       130,320              Tupperware Corp.                                                    2,380,946
                                                                                           --------------
                                                                                                7,314,027
                                                                                           --------------
                            HOUSEWARES: 0.4%
        10,450              National Presto Industries, Inc.                                      411,730
                                                                                           --------------
                                                                                                  411,730
                                                                                           --------------
                            INSURANCE: 3.8%
        15,000      @       Allmerica Financial Corp.                                             482,250
         3,560              American National Insurance                                           333,964
        10,360      @       American Physicians Capital Inc                                       238,798
        19,940              Kansas City Life Ins Co                                               757,720
       155,260      L       Phoenix Cos., Inc.                                                  1,818,094
                                                                                           --------------
                                                                                                3,630,826
                                                                                           --------------
                            IRON/STEEL: 1.7%
       117,480              Ryerson Tull, Inc.                                                  1,575,407
                                                                                           --------------
                                                                                                1,575,407
                                                                                           --------------
                            MACHINERY-DIVERSIFIED: 4.8%
        22,520              Nacco Industries, Inc.                                              1,998,425
        67,890              Tecumseh Products Co.                                               2,579,073
                                                                                           --------------
                                                                                                4,577,498
                                                                                           --------------
                            METAL FABRICATE/HARDWARE: 1.5%
       124,620      @       Wolverine Tube, Inc.                                                1,418,176
                                                                                           --------------
                                                                                                1,418,176
                                                                                           --------------
                            MINING: 2.0%
       242,700              USEC Inc                                                            1,900,341
                                                                                           --------------
                                                                                                1,900,341
                                                                                           --------------
                            MISCELLANEOUS MANUFACTURING: 3.5%
        33,453              Federal Signal Corp.                                                  595,798
       106,256              Myers Industries, Inc.                                              1,435,519
        45,730              Trinity Industries, Inc.                                            1,308,335
                                                                                           --------------
                                                                                                3,339,652
                                                                                           --------------
                            OIL AND GAS SERVICES: 1.7%
        59,850              Tidewater, Inc.                                                     1,654,254
                                                                                           --------------
                                                                                                1,654,254
                                                                                           --------------
                            PIPELINES: 2.3%
       504,090     @,L      Dynegy, Inc.                                                        2,212,955
                                                                                           --------------
                                                                                                2,212,955
                                                                                           --------------
                            RETAIL: 6.8%
        10,110              Blair Corp.                                                           259,827
       182,150              Dillard's, Inc.                                                     3,644,822
       155,920      @       Payless Shoesource, Inc.                                            2,557,088
                                                                                           --------------
                                                                                                6,461,737
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND                           as of May 31, 2004 (continued)

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            SOFTWARE: 3.2%
       173,050     @,L      Midway Games, Inc.                                             $    1,875,862
        67,110      @       SPSS, Inc.                                                          1,117,382
                                                                                           --------------
                                                                                                2,993,244
                                                                                           --------------
                            TELECOMMUNICATIONS: 1.8%
       408,103      @       Cincinnati Bell, Inc.                                               1,681,384
                                                                                           --------------
                                                                                                1,681,384
                                                                                           --------------
                            Total Common Stock
                              (Cost $80,013,345)                                               85,251,328
                                                                                           --------------
PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 14.0%

                            SECURITIES LENDING COLLATERAL(cc): 14.0%
$   13,333,256              The Bank of New York Institutional
                              Cash Reserve Fund, 1.100%                                        13,333,256
                                                                                           --------------
                            Total Short-Term Investments
                              (Cost $13,333,246)                                               13,333,256
                                                                                           --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $93,346,601)*                                       103.9%   $   98,584,584
                            OTHER ASSETS AND
                              LIABILITIES-NET                                      (3.9)       (3,716,686)
                                                                                  -----    --------------
                            NET ASSETS                                            100.0%   $   94,867,898
                                                                                  =====    ==============

@       Non-income producing security
@@      Foreign issuer
L       Loaned security, a portion or all of the security is on loan at May 31,
        2004
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation                                  $    9,148,321
                            Gross Unrealized Depreciation                                      (3,910,338)
                                                                                           --------------
                            Net Unrealized Appreciation                                    $    5,237,983
                                                                                           ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING TAX EFFICIENT EQUITY FUND                                 as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 100.1%

                            AEROSPACE/DEFENSE: 5.9%
        11,400     @,L      Alliant Techsystems, Inc.                                      $      698,250
         6,000              General Dynamics Corp.                                                573,780
         7,400              Lockheed Martin Corp.                                                 366,596
         3,800              United Technologies Corp.                                             321,518
                                                                                           --------------
                                                                                                1,960,144
                                                                                           --------------
                            AGRICULTURE: 1.0%
         7,300              Altria Group, Inc.                                                    350,181
                                                                                           --------------
                                                                                                  350,181
                                                                                           --------------
                            APPAREL: 1.0%
         8,000      @       Coach, Inc.                                                           348,880
                                                                                           --------------
                                                                                                  348,880
                                                                                           --------------
                            AUTO MANUFACTURERS: 1.0%
         6,100              Paccar, Inc.                                                          340,380
                                                                                           --------------
                                                                                                  340,380
                                                                                           --------------
                            BANKS: 3.4%
        16,700              US Bancorp                                                            469,270
        11,150              Wells Fargo & Co.                                                     655,620
                                                                                           --------------
                                                                                                1,124,890
                                                                                           --------------
                            BEVERAGES: 2.0%
         6,500              Coca-Cola Co.                                                         333,775
         6,250              PepsiCo, Inc.                                                         333,563
                                                                                           --------------
                                                                                                  667,338
                                                                                           --------------
                            BIOTECHNOLOGY: 3.9%
         5,700      @       Amgen, Inc.                                                           311,790
         8,950     @,L      Biogen IDEC, Inc.                                                     556,243
         7,800     @,L      Celgene Corp.                                                         444,600
                                                                                           --------------
                                                                                                1,312,633
                                                                                           --------------
                            CHEMICALS: 2.1%
         8,500              Dow Chemical Co.                                                      339,150
         8,900              Sherwin-Williams Co.                                                  349,770
                                                                                           --------------
                                                                                                  688,920
                                                                                           --------------
                            COMMERCIAL SERVICES: 1.2%
        17,900              Cendant Corp.                                                         410,626
                                                                                           --------------
                                                                                                  410,626
                                                                                           --------------
                            COMPUTERS: 3.4%
        16,700              Hewlett-Packard Co.                                                   354,708
         5,400              Intl. Business Machines Corp.                                         478,386
        31,900      @       Western Digital Corp.                                                 291,566
                                                                                           --------------
                                                                                                1,124,660
                                                                                           --------------
                            COSMETICS/PERSONAL CARE: 0.5%
         1,700              Procter & Gamble Co.                                                  183,294
                                                                                           --------------
                                                                                                  183,294
                                                                                           --------------
                            DIVERSIFIED FINANCIAL SERVICES: 9.9%
         7,000      L       Capital One Financial Corp.                                           490,420
        21,733              Citigroup, Inc.                                                     1,009,062
         6,870              Countrywide Financial Corp.                                           443,115
         6,900              Goldman Sachs Group, Inc.                                             647,979
         8,900              JP Morgan Chase & Co.                                                 327,876
         4,900              Lehman Brothers Holdings, Inc.                                        370,685
                                                                                           --------------
                                                                                                3,289,137
                                                                                           --------------
                            ELECTRONICS: 2.4%
         5,000     @,L      Amphenol Corp.                                                 $      163,000
        11,600              Parker Hannifin Corp.                                                 644,496
                                                                                           --------------
                                                                                                  807,496
                                                                                           --------------
                            ENVIRONMENTAL CONTROL: 1.4%
        10,400     @,L      Stericycle, Inc.                                                      478,712
                                                                                           --------------
                                                                                                  478,712
                                                                                           --------------
                            FOREST PRODUCTS & PAPER: 1.0%
         7,950              Intl. Paper Co.                                                       333,344
                                                                                           --------------
                                                                                                  333,344
                                                                                           --------------
                            HEALTHCARE-PRODUCTS: 2.8%
        11,900      @       Boston Scientific Corp.                                               527,170
         6,900      @       Inamed Corp.                                                          410,895
                                                                                           --------------
                                                                                                  938,065
                                                                                           --------------
                            HEALTHCARE-SERVICES: 1.0%
         3,000      @       WellPoint Health Networks                                             334,620
                                                                                           --------------
                                                                                                  334,620
                                                                                           --------------
                            INSURANCE: 4.6%
         9,700              American Intl. Group                                                  711,010
         4,800              Chubb Corp.                                                           323,376
         7,500              Hartford Financial Services Group, Inc.                               495,900
                                                                                           --------------
                                                                                                1,530,286
                                                                                           --------------
                            INTERNET: 3.5%
         5,000     @,L      eBay, Inc.                                                            444,000
        24,000     @,L      Yahoo!, Inc.                                                          735,840
                                                                                           --------------
                                                                                                1,179,840
                                                                                           --------------
                            LEISURE TIME: 2.7%
         7,700              Carnival Corp.                                                        328,097
        10,200              Harley-Davidson, Inc.                                                 586,398
                                                                                           --------------
                                                                                                  914,495
                                                                                           --------------
                            MACHINERY-DIVERSIFIED: 2.6%
         5,300              Deere & Co.                                                           348,210
        15,400              Rockwell Automation, Inc.                                             521,444
                                                                                           --------------
                                                                                                  869,654
                                                                                           --------------
                            MEDIA: 3.5%
        12,300     @,L      Comcast Corp.                                                         348,705
        26,919     @,L      DIRECTV Group, Inc.                                                   474,044
        14,600              Walt Disney Co.                                                       342,662
                                                                                           --------------
                                                                                                1,165,411
                                                                                           --------------
                            MINING: 1.0%
        10,500              Alcoa, Inc.                                                           328,650
                                                                                           --------------
                                                                                                  328,650
                                                                                           --------------
                            MISCELLANEOUS MANUFACTURING: 6.4%
         3,950              3M Co.                                                                334,012
         6,200              Eaton Corp.                                                           361,770
        24,000              General Electric Co.                                                  746,879
        22,050     @@,L     Tyco Intl. Ltd.                                                       678,920
                                                                                           --------------
                                                                                                2,121,581
                                                                                           --------------
                            OIL AND GAS: 3.8%
         3,550              ChevronTexaco Corp.                                                   320,920
        15,050              Exxon Mobil Corp.                                                     650,913
         7,500    @,@@,L    Nabors Industries Ltd.                                                310,500
                                                                                           --------------
                                                                                                1,282,333
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING TAX EFFICIENT EQUITY FUND                     as of May 31, 2004 (continued)

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            OIL AND GAS SERVICES: 1.0%
        11,100              Halliburton Co.                                                $      322,344
                                                                                           --------------
                                                                                                  322,344
                                                                                           --------------
                            PHARMACEUTICALS: 10.9%
         6,300      @       Barr Laboratories, Inc.                                               274,806
         9,288     @,L      Caremark Rx, Inc.                                                     289,786
         5,000              Eli Lilly & Co.                                                       368,350
         5,300     @,L      Gilead Sciences, Inc.                                                 346,938
         7,400              Merck & Co., Inc.                                                     350,020
        25,600              Pfizer, Inc.                                                          904,703
        12,200      @       Pharmaceutical Resources, Inc.                                        514,230
         8,700      L       Teva Pharmaceutical Industries ADR                                    575,679
                                                                                           --------------
                                                                                                3,624,512
                                                                                           --------------
                            RETAIL: 4.1%
         9,800     @,L      Chico's FAS, Inc.                                                     420,420
         7,200     @,L      Kohl's Corp.                                                          342,432
        10,600              Wal-Mart Stores, Inc.                                                 590,738
                                                                                           --------------
                                                                                                1,353,590
                                                                                           --------------
                            SEMICONDUCTORS: 4.6%
        16,900      @       Applied Materials, Inc.                                               337,324
        17,700              Intel Corp.                                                           505,335
        15,600      @       National Semiconductor Corp.                                          338,052
        15,200     @,L      Nvidia Corp.                                                          358,416
                                                                                           --------------
                                                                                                1,539,127
                                                                                           --------------
                            SOFTWARE: 3.3%
         7,700      @       Electronic Arts, Inc.                                                 391,391
        26,800              Microsoft Corp.                                                       706,180
                                                                                           --------------
                                                                                                1,097,571
                                                                                           --------------
                            TELECOMMUNICATIONS: 4.2%
        24,900      @       Cisco Systems, Inc.                                                   551,535
        41,300     @,L      Corning, Inc.                                                         511,707
        14,100     @,L      Nextel Communications, Inc.                                           326,133
                                                                                           --------------
                                                                                                1,389,375
                                                                                           --------------
                            Total Common Stock
                              (Cost $30,901,920)                                               33,412,089
                                                                                           --------------

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 22.6%

                            SECURITIES LENDING COLLATERAL(cc): 22.6%
$    7,535,294              The Bank of New York Institutional
                              Cash Reserve Fund, 1.100%                                    $    7,535,294
                                                                                           --------------
                            Total Short-Term Investments
                              (Cost $7,535,294)                                                 7,535,294
                                                                                           --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $38,437,214)*                                       122.7%   $   40,947,383
                            OTHER ASSETS AND
                              LIABILITIES-NET                                     (22.7)       (7,580,835)
                                                                                  -----    --------------
                            NET ASSETS                                            100.0%   $   33,366,548
                                                                                  =====    ==============

@       Non-income producing security
@@      Foreign issuer
ADR     American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at May 31, 2004.
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $38,899,037. Net unrealized depreciation consists of:

                            Gross Unrealized Appreciation                                  $    3,128,199
                            Gross Unrealized Depreciation                                      (1,079,853)
                                                                                           --------------
                            Net Unrealized Depreciation                                    $    2,048,346
                                                                                           ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND                                          as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 4.5%

                            FOOD: 0.6%
        35,000      @       Dean Foods Co.                                                 $    1,235,500
                                                                                           --------------
                                                                                                1,235,500
                                                                                           --------------
                            HEALTHCARE-SERVICES: 0.9%
        74,600      @       Community Health Systems, Inc.                                      1,902,300
                                                                                           --------------
                                                                                                1,902,300
                                                                                           --------------
                            MISCELLANEOUS MANUFACTURING: 0.5%
        36,000              General Electric Co                                                 1,120,320
                                                                                           --------------
                                                                                                1,120,320
                                                                                           --------------
                            RETAIL: 1.6%
        18,000              Wal-Mart Stores Inc                                                 1,003,140
        60,000              Wendy's Intl., Inc.                                                 2,267,400
                                                                                           --------------
                                                                                                3,270,540
                                                                                           --------------
                            TELECOMMUNICATIONS: 0.9%
        30,000              Qualcomm Inc                                                        2,012,100
                                                                                           --------------
                                                                                                2,012,100
                                                                                           --------------
                            Total Common Stock
                              (Cost $7,362,409)                                                 9,540,760
                                                                                           --------------

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS: 63.7%

                            ADVERTISING: 1.7%
$    1,000,000     L        Interpublic Group of Cos., Inc.,
                              4.500%, due 03/15/23                                              1,418,750
     2,000,000     L        Lamar Advertising Co.,
                              2.880%, due 12/31/10                                              2,110,000
                                                                                           --------------
                                                                                                3,528,750
                                                                                           --------------
                            AEROSPACE/DEFENSE: 1.3%
     3,000,000              Spacehab, Inc., 8.000%,
                              due 10/15/07                                                      2,696,250
                                                                                           --------------
                                                                                                2,696,250
                                                                                           --------------
                            AGRICULTURE: 0.9%
     1,490,000     L        Bunge Limited Finance Corp.,
                              3.750%, due 11/15/22                                              1,920,238
                                                                                           --------------
                                                                                                1,920,238
                                                                                           --------------
                            APPAREL: 0.9%
     1,950,000     #,L      Reebok Intl. Ltd., 2.000%,
                              due 05/01/24                                                      1,942,688
                                                                                           --------------
                                                                                                1,942,688
                                                                                           --------------
                            AUTO PARTS & EQUIPMENT: 1.0%
     4,000,000              Lear Corp., 0.000%,
                              due 02/20/22                                                      2,075,000
                                                                                           --------------
                                                                                                2,075,000
                                                                                           --------------
                            BIOTECHNOLOGY: 0.6%
     1,485,000     L        ICOS Corp., 2.000%,
                              due 07/01/23                                                      1,254,825
                                                                                           --------------
                                                                                                1,254,825
                                                                                           --------------
                            COAL: 1.0%
     2,000,000     #,L      Massey Energy Co., 2.250%,
                              due 04/01/24                                                      2,067,500
                                                                                           --------------
                                                                                                2,067,500
                                                                                           --------------
                            COMPUTERS: 0.6%
$      100,000    @@,S      Bull SA, 0.000%,
                              due 01/01/05                                                 $    1,215,045
                                                                                           --------------
                                                                                                1,215,045
                                                                                           --------------
                            DISTRIBUTION/WHOLESALE: 1.6%
     4,000,000              Costco Wholesale Corp.,
                              0.000%, due 08/19/17                                              3,480,000
                                                                                           --------------
                                                                                                3,480,000
                                                                                           --------------
                            DIVERSIFIED FINANCIAL SERVICES: 3.5%
       980,000     #,L      AngloGold Holdings PLC,
                              2.380%, due 02/27/09                                                935,900
     4,875,000              Lehman Brothers Holdings Inc.,
                              1.000%, due 09/16/10                                              4,338,750
     2,000,000      #       RepCon Lux SA, 4.500%,
                              due 01/26/11                                                      2,166,704
                                                                                           --------------
                                                                                                7,441,354
                                                                                           --------------
                            ELECTRIC: 2.0%
     1,000,000              Centerpoint Energy Inc,
                              3.750%, due 05/15/23                                              1,105,000
       980,000      #       Centerpoint Energy, Inc.,
                              2.880%, due 01/15/24                                              1,031,450
     2,000,000      L       PPL Energy Supply LLC,
                              2.630%, due 05/15/23                                              2,022,500
                                                                                           --------------
                                                                                                4,158,950
                                                                                           --------------
                            ELECTRICAL COMPONENTS & EQUIPMENT: 1.2%
     3,000,000     #,L      GrafTech Intl. Ltd., 1.630%,
                              due 01/15/24                                                      2,602,500
                                                                                           --------------
                                                                                                2,602,500
                                                                                           --------------
                            ELECTRONICS: 3.8%
     1,500,000      L       Flextronics Intl. Ltd., 1.000%,
                              due 08/01/10                                                      2,002,500
     3,000,000      L       Flir Systems, Inc., 3.000%,
                              due 06/01/23                                                      3,997,500
   100,000,000              Sony Corp., 0.000%,
                              due 12/18/08                                                        929,139
       990,000      L       Vishay Intertechnology, Inc.,
                              3.630%, due 08/01/23                                              1,233,788
                                                                                           --------------
                                                                                                8,162,927
                                                                                           --------------
                            ENERGY-ALTERNATE SOURCES: 0.9%
     2,000,000      #       Headwaters, Inc., 2.880%,
                              due 06/01/16                                                      1,982,500
                                                                                           --------------
                                                                                                1,982,500
                                                                                           --------------
                            ENVIRONMENTAL CONTROL: 1.4%
     2,975,000      L       Allied Waste North America,
                              4.250%, due 04/15/34                                              2,971,281
                                                                                           --------------
                                                                                                2,971,281
                                                                                           --------------
                            HEALTHCARE-SERVICES: 1.2%
     2,000,000              Laboratory Corp. of America
                              Holdings, 0.000%,
                              due 09/11/21                                                      1,462,500
     1,000,000      L       Quest Diagnostics, 1.750%,
                              due 11/30/21                                                      1,082,500
                                                                                           --------------
                                                                                                2,545,000
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND                              as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            INSURANCE: 2.8%
$    3,770,000              American Intl. Group, 0.500%,
                              due 05/15/07                                                 $    3,661,613
     1,970,000      #       AmerUs Group Co., 2.000%,
                              due 03/06/32                                                      2,354,150
                                                                                           --------------
                                                                                                6,015,763
                                                                                           --------------
                            INTERNET: 1.2%
       975,000      #       Digital River, Inc., 1.250%,
                              due 01/01/24                                                        970,125
     1,470,000      #       Equinix, Inc., 2.500%,
                              due 02/15/24                                                      1,530,638
                                                                                           --------------
                                                                                                2,500,763
                                                                                           --------------
                            LODGING: 2.9%
    12,000,000     @,L      Four Seasons Hotels, Inc.,
                              0.000%, due 09/23/29                                              4,035,000
     1,000,000      L       Hilton Hotels Corp., 3.380%,
                              due 04/15/23                                                      1,060,000
     1,000,000      L       Starwood Hotels & Resorts
                              Worldwide, Inc., 3.500%,
                              due 05/16/23                                                      1,067,500
                                                                                           --------------
                                                                                                6,162,500
                                                                                           --------------
                            MEDIA: 1.9%
     2,000,000      L       Charter Communications Inc,
                              5.750%, due 10/15/05                                              1,922,500
     2,460,000      #       Citadel Broadcasting Corp,
                              1.880%, due 02/15/11                                              2,201,700
                                                                                           --------------
                                                                                                4,124,200
                                                                                           --------------
                            MINING: 2.8%
     1,500,000      @@      Inco Ltd., 0.000%,
                              due 03/29/21                                                      1,366,875
     1,985,000     @@,L     Inco Ltd., 1.000%,
                              due 03/14/23                                                      2,372,075
     2,000,000              Placer Dome, Inc., 2.750%,
                              due 10/15/23                                                      2,227,500
                                                                                           --------------
                                                                                                5,966,450
                                                                                           --------------
                            MISCELLANEOUS MANUFACTURING: 3.6%
     2,500,000     #,L      Actuant Corp., 2.000%,
                              due 11/15/23                                                      2,753,125
     3,500,000     #,@@     Tyco Intl. Group SA, 2.750%,
                              due 01/15/18                                                      4,987,500
                                                                                           --------------
                                                                                                7,740,625
                                                                                           --------------
                            OIL AND GAS: 0.9%
     1,985,000     #,L      Pride Intl., Inc., 3.250%,
                              due 05/01/33                                                      1,962,669
                                                                                           --------------
                                                                                                1,962,669
                                                                                           --------------
                            OIL AND GAS SERVICES: 0.5%
     1,000,000      L       Schlumberger Ltd., 2.130%,
                              due 06/01/23                                                      1,008,750
                                                                                           --------------
                                                                                                1,008,750
                                                                                           --------------
                            PACKAGING AND CONTAINERS: 0.9%
     2,000,000     #,L      Sealed Air Corp., 3.000%,
                              due 06/30/33                                                      2,007,500
                                                                                           --------------
                                                                                                2,007,500
                                                                                           --------------
                            PHARMACEUTICALS: 4.9%
     1,990,000      L       Amylin Pharmaceuticals, Inc.,
                              2.250%, due 06/30/08                                              1,977,563
$    4,000,000              Cephalon, Inc., 2.500%,
                              due 12/15/06                                                 $    3,885,000
     3,000,000      #       NPS Pharmaceuticals, Inc.,
                              3.000%, due 06/15/08                                              2,823,750
     1,500,000      L       Watson Pharmaceuticals, Inc.,
                              1.750%, due 03/15/23                                              1,689,375
                                                                                           --------------
                                                                                               10,375,688
                                                                                           --------------
                            SEMICONDUCTORS: 5.6%
     3,000,000      L       Advanced Micro Devices, Inc.,
                              4.750%, due 02/01/22                                              3,052,500
     2,500,000      L       Amkor Technology, Inc.,
                              5.000%, due 03/15/07                                              2,293,750
     2,000,000      L       Conexant Systems, Inc.,
                              4.000%, due 02/01/07                                              1,920,000
     1,000,000      #       Cypress Semiconductor Corp.,
                              1.250%, due 06/15/08                                              1,268,750
     2,500,000              LTX Corp., 4.250%,
                              due 08/15/06                                                      2,465,625
       975,000     #,L      Pixelworks Inc, 1.750%,
                              due 05/15/24                                                      1,003,031
                                                                                           --------------
                                                                                               12,003,656
                                                                                           --------------
                            SOFTWARE: 1.8%
     2,000,000      L       Fair Isaac Corp., 1.500%,
                              due 08/15/23                                                      2,072,500
     1,370,000      #       MSC Software Corp., 2.500%,
                              due 05/05/08                                                      1,719,350
                                                                                           --------------
                                                                                                3,791,850
                                                                                           --------------
                            TELECOMMUNICATIONS: 9.7%
     5,000,000              Aether Systems, Inc., 6.000%,
                              due 03/22/05                                                      4,943,750
     3,000,000      L       Nextel Partners, Inc., 1.500%,
                              due 11/15/08                                                      4,331,250
     1,000,000      #       NII Holdings Inc, 2.880%,
                              due 02/01/34                                                      1,021,250
     1,470,000      L       Primus Telecommunications GP,
                              5.750%, due 02/15/07                                              1,405,688
     2,970,000     #,L      Primus Telecommunications GP,
                              3.750%, due 09/15/10                                              3,007,125
     1,980,000      L       RF Micro Devices Inc, 1.500%,
                              due 07/01/10                                                      2,482,425
     2,500,000              Utstarcom, Inc., 0.880%,
                              due 03/01/08                                                      3,650,000
                                                                                           --------------
                                                                                               20,841,488
                                                                                           --------------
                            TRANSPORTATION: 0.6%
      985,000       #       Yellow Corp., 5.000%,
                              due 08/08/23                                                      1,276,806
                                                                                           --------------
                                                                                                1,276,806
                                                                                           --------------
                            Total Convertible
                              Corporate Bonds
                              (Cost $126,744,342)                                             135,823,516
                                                                                           --------------

CORPORATE BONDS: 3.6%

                            DIVERSIFIED FINANCIAL SERVICES: 0.5%
     1,000,000      @@      ABB International Finance
                              4.625%, 5/16/07                                                   1,053,750
                                                                                           --------------
                                                                                                1,053,750
                                                                                           --------------
                            OIL AND GAS: 0.9%
     1,998,000              Devon Energy Corp., 4.900%,
                              due 08/15/08                                                      2,075,423
                                                                                           --------------
                                                                                                2,075,423
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND                              as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS: 0.5%
$    1,000,000              Sepracor, Inc., 5.000%,
                              due 02/15/07                                                 $    1,015,000
                                                                                           --------------
                                                                                                1,015,000
                                                                                           --------------
                            SOFTWARE: 0.5%
       975,000              CSG Systems Intl., 2.500%,
                              due 06/15/24                                                        988,406
                                                                                           --------------
                                                                                                  988,406
                                                                                           --------------
                            SOVEREIGN: 0.9%
     2,000,000      @@      Banco Nacional de
                              Desenvolvimento
                              Economico e Social,
                              6.500%, due 06/15/06                                              1,997,500
                                                                                           --------------
                                                                                                1,997,500
                                                                                           --------------
                            TRANSPORTATION: 0.3%
       490,000      #,L     Yellow Corp., 3.375%,
                              due 11/25/23                                                        546,350
                                                                                           --------------
                                                                                                  546,350
                                                                                           --------------
                            Total Corporate Bonds
                              (Cost $7,579,254)                                                 7,676,429
                                                                                           --------------

MUTUAL FUNDS: 2.4%

                            EQUITY FUND: 2.4%
        45,000      L       SPDR Trust Series 1                                                 5,078,700
                                                                                           --------------
                            Total Mutual Funds
                              (Cost $3,977,768)                                                 5,078,700
                                                                                           --------------

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
PREFERRED STOCK: 25.6%

                            ADVERTISING: 0.5%
        19,600      @       Interpublic Group of Cos., Inc.                                     1,031,352
                                                                                           --------------
                                                                                                1,031,352
                                                                                           --------------
                            AUTO MANUFACTURERS: 2.8%
        55,000              Ford Motor Co. Capital Trust II                                     2,942,500
       124,600              General Motors Corp.                                                3,341,541
                                                                                           --------------
                                                                                                6,284,041
                                                                                           --------------
                            DIVERSIFIED FINANCIAL SERVICES: 1.1%
        88,300              Gabelli Asset
                              Management, Inc.                                                  2,316,109
                                                                                           --------------
                                                                                                2,316,109
                                                                                           --------------
                            ELECTRIC: 1.6%
        50,000              Calpine Capital Trust                                               2,287,500
        25,000              Calpine Capital Trust II                                            1,056,250
                                                                                           --------------
                                                                                                3,343,750
                                                                                           --------------
                            FOOD: 1.2%
        97,500      L       Albertson's Inc                                                     2,485,275
                                                                                           --------------
                                                                                                2,485,275
                                                                                           --------------
                            HEALTHCARE-SERVICES: 1.0%
        20,000              Anthem, Inc.                                                        2,047,200
                                                                                           --------------
                                                                                                2,047,200
                                                                                           --------------
                            HOME BUILDERS: 0.5%
        25,000      @       Fleetwood Capital Trust                                             1,096,875
                                                                                           --------------
                                                                                                1,096,875
                                                                                           --------------

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            INSURANCE: 6.9%
$       60,000              Hartford Financial Services
                              Group, Inc.                                                  $    3,889,200
        39,200              PMI Group, Inc.                                                     1,079,568
        20,000              Prudential Financial, Inc.                                          1,336,000
        67,800              Reinsurance Group of America                                        3,861,210
       118,000              Travelers Property
                              Casualty Corp.                                                    2,815,480
        78,400              XL Capital Ltd                                                      1,963,136
                                                                                           --------------
                                                                                               14,944,594
                                                                                           --------------
                            MEDIA: 1.9%
        25,000      @       Comcast Corp.                                                       1,075,000
        20,000              Emmis Communications Corp.                                            916,400
         1,985              News Corp Finance Trust II                                          2,037,801
                                                                                           --------------
                                                                                                4,029,201
                                                                                           --------------
                            MINING: 1.4%
         1,900              Freeport-McMoRan
                              Copper & Gold Inc                                                 1,721,875
        29,400      @       Timet Capital Trust I                                               1,158,948
                                                                                           --------------
                                                                                                2,880,823
                                                                                           --------------
                            OFFICE/BUSINESS EQUIPMENT: 0.6%
         9,900              Xerox Corp.                                                         1,253,835
                                                                                           --------------
                                                                                                1,253,835
                                                                                           --------------
                            OIL AND GAS: 1.9%
        29,400              Ameranda Hess Corp.                                                 1,944,075
        24,700              Chesapeake Energy Corp.                                             2,094,750
                                                                                           --------------
                                                                                                4,038,825
                                                                                           --------------
                            PHARMACEUTICALS: 1.3%
        44,500              Omnicare, Inc.                                                      2,788,370
                                                                                           --------------
                                                                                                2,788,370
                                                                                           --------------
                            REAL ESTATE INVESTMENT TRUSTS: 0.9%
        83,000              FelCor Lodging Trust, Inc.                                          1,929,750
                                                                                           --------------
                                                                                                1,929,750
                                                                                           --------------
                            SAVINGS AND LOANS: 0.9%
        39,200              Sovereign Capital Trust II                                          1,862,000
                                                                                           --------------
                                                                                                1,862,000
                                                                                           --------------
                            TELECOMMUNICATIONS: 1.1%
         2,000              Lucent Technologies Capital
                              Trust I                                                           2,293,380
        51,932   @,I,X,**   Winstar Communications, Inc.                                                5
                                                                                           --------------
                                                                                                2,293,385
                                                                                           --------------
                            Total Preferred Stock
                              (Cost $52,370,529)                                               54,625,385
                                                                                           --------------
                            Total Investments
                              in Securities at Value
                              (Cost $198,034,302)                                             212,744,790
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND                              as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 29.3%

                            REPURCHASE AGREEMENT: 2.4%
$    5,108,000              Morgan Stanley Repurchase
                              Agreement dated 05/28/04, 1.010%, due 06/01/04,
                              $5,108,573 to be received upon repurchase
                              (Collateralized by $5,205,000 Federal Home Loan
                              Bank, Principal STRIP 0.000%, Market Value
                              $5,214,966, due 03/15/05)                                    $    5,108,000
                                                                                           --------------
                            Total Short-term Investments
                              (Cost $5,108,000)                                                 5,108,000
                                                                                           --------------
                            SECURITIES LENDING COLLATERAL(cc): 26.9%
    57,288,122              The Bank of New York Institutional
                              Cash Reserve Fund, 1.100%                                        57,288,122
                                                                                           --------------
                            Total Securities Lending Collateral
                              (Cost $57,288,122)                                               57,288,122
                                                                                           --------------
                            Total Short-Term Securities
                              (Cost $62,396,122)                                               62,396,122
                                                                                           --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $260,430,424)*                                      129.1%   $  275,140,912
                            OTHER ASSETS AND
                              LIABILITIES-NET                                     (29.1)      (62,060,124)
                                                                                  -----    --------------
                            NET ASSETS                                            100.0%   $  213,080,788
                                                                                  =====    ==============

@       Non-income producing security
@@      Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
I       Illiquid security
L       Loaned security, a portion or all of this security is on loan at May 31,
        2004
S       Segregated assets for futures collateral
STRIP   Separate Trading of Registered Interest and Principal of Securities
**      Defaulted security
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $260,539,820. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation                                  $   20,029,572
                            Gross Unrealized Depreciation                                      (5,428,476)
                                                                                           --------------
                            Net Unrealized Appreciation                                    $   14,601,096
                                                                                           ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                                      as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK: 54.0%

                            AEROSPACE/DEFENSE: 2.0%
         6,100              General Dynamics Corp.                                         $      583,343
         8,700              Lockheed Martin Corp.                                                 430,998
         4,800              United Technologies Corp.                                             406,128
                                                                                           --------------
                                                                                                1,420,469
                                                                                           --------------
                            AGRICULTURE: 0.6%
         8,800              Altria Group, Inc.                                                    422,136
                                                                                           --------------
                                                                                                  422,136
                                                                                           --------------
                            AUTO MANUFACTURERS: 0.6%
         7,500              Paccar, Inc.                                                          418,500
                                                                                           --------------
                                                                                                  418,500
                                                                                           --------------
                            BANKS: 1.5%
        22,100              US Bancorp                                                            621,010
         7,500              Wells Fargo & Co.                                                     441,000
                                                                                           --------------
                                                                                                1,062,010
                                                                                           --------------
                            BEVERAGES: 1.2%
         7,850              Coca-Cola Co.                                                         403,098
         7,500              PepsiCo, Inc.                                                         400,275
                                                                                           --------------
                                                                                                  803,373
                                                                                           --------------
                            BIOTECHNOLOGY: 1.4%
         7,200      @       Amgen, Inc.                                                           393,840
         9,255      @       Biogen IDEC, Inc.                                                     575,198
                                                                                           --------------
                                                                                                  969,038
                                                                                           --------------
                            CHEMICALS: 1.8%
        12,200              Dow Chemical Co.                                                      486,780
         4,600              Du Pont EI de Nemours & Co.                                           198,720
        14,600              Sherwin-Williams Co.                                                  573,780
                                                                                           --------------
                                                                                                1,259,280
                                                                                           --------------
                            COMMERCIAL SERVICES: 0.8%
        24,900              Cendant Corp.                                                         571,206
                                                                                           --------------
                                                                                                  571,206
                                                                                           --------------
                            COMPUTERS: 1.9%
        25,884              Hewlett-Packard Co.                                                   549,776
         4,400              Intl. Business Machines Corp.                                         389,796
        39,700      @       Western Digital Corp.                                                 362,858
                                                                                           --------------
                                                                                                1,302,430
                                                                                           --------------
                            COSMETICS/PERSONAL CARE: 0.6%
         4,000              Procter & Gamble Co.                                                  431,280
                                                                                           --------------
                                                                                                  431,280
                                                                                           --------------
                            DIVERSIFIED FINANCIAL SERVICES: 5.9%
         8,300              Capital One Financial Corp.                                           581,498
        21,900              Citigroup, Inc.                                                     1,016,816
         8,380              Countrywide Financial Corp.                                           540,510
         8,400              Goldman Sachs Group, Inc.                                             788,844
        12,300              JP Morgan Chase & Co.                                                 453,132
         8,300              Lehman Brothers Holdings, Inc.                                        627,895
         1,209      I       North Atlantic Trading Co.                                                  1
                                                                                           --------------
                                                                                                4,008,696
                                                                                           --------------
                            ELECTRIC: 0.6%
        10,500              Consolidated Edison, Inc.                                             412,230
                                                                                           --------------
                                                                                                  412,230
                                                                                           --------------
                            ELECTRONICS: 0.9%
         6,100      @       Amphenol Corp.                                                 $      198,860
         7,900              Parker Hannifin Corp.                                                 438,924
                                                                                           --------------
                                                                                                  637,784
                                                                                           --------------
                            ENVIRONMENTAL CONTROL: 0.6%
         9,800      @       Stericycle, Inc.                                                      451,094
                                                                                           --------------
                                                                                                  451,094
                                                                                           --------------
                            HEALTHCARE-PRODUCTS: 1.9%
        14,600      @       Boston Scientific Corp.                                               646,780
        12,100              Johnson & Johnson                                                     674,091
                                                                                           --------------
                                                                                                1,320,871
                                                                                           --------------
                            HEALTHCARE-SERVICES: 1.3%
         8,400      @       WellPoint Health Networks                                             936,936
                                                                                           --------------
                                                                                                  936,936
                                                                                           --------------
                            INSURANCE: 2.5%
        10,300              American Intl. Group Inc                                              754,990
         6,000              Chubb Corp.                                                           404,220
         9,000              Hartford Financial Services
                              Group, Inc.                                                         595,080
                                                                                           --------------
                                                                                                1,754,290
                                                                                           --------------
                            INTERNET: 1.1%
         3,300      @       eBay, Inc.                                                            293,040
        14,800      @       Yahoo!, Inc.                                                          453,768
                                                                                           --------------
                                                                                                  746,808
                                                                                           --------------
                            LEISURE TIME: 1.3%
         9,800              Carnival Corp.                                                        417,578
         8,500              Harley-Davidson, Inc.                                                 488,665
                                                                                           --------------
                                                                                                  906,243
                                                                                           --------------
                            MACHINERY-DIVERSIFIED: 1.6%
         6,500              Deere & Co.                                                           427,050
        19,200              Rockwell Automation, Inc.                                             650,112
                                                                                           --------------
                                                                                                1,077,162
                                                                                           --------------
                            MEDIA: 2.1%
        15,600      @       Comcast Corp.                                                         442,260
        32,599      @       DIRECTV Group, Inc.                                                   574,068
        17,800              Walt Disney Co.                                                       417,766
                                                                                           --------------
                                                                                                1,434,094
                                                                                           --------------
                            MINING: 0.6%
        12,600              Alcoa, Inc.                                                           394,380
                                                                                           --------------
                                                                                                  394,380
                                                                                           --------------
                            MISCELLANEOUS MANUFACTURING: 3.9%
         5,400              3M Co.                                                                456,624
         7,400              Eaton Corp.                                                           431,790
        35,300              General Electric Co.                                                1,098,536
        24,500      @@      Tyco International Ltd.                                               754,355
                                                                                           --------------
                                                                                                2,741,305
                                                                                           --------------
                            OIL AND GAS: 2.7%
         5,500              Apache Corp.                                                          221,980
         5,000              ChevronTexaco Corp.                                                   452,000
        18,200              Exxon Mobil Corp.                                                     787,150
         9,350     @,@@     Nabors Industries Ltd.                                                387,090
                                                                                           --------------
                                                                                                1,848,220
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            OIL AND GAS SERVICES: 0.6%
        14,300              Halliburton Co.                                                $      415,272
                                                                                           --------------
                                                                                                  415,272
                                                                                           --------------
                            PHARMACEUTICALS: 5.0%
         9,500              Abbott Laboratories                                                   391,495
         7,650      @       Barr Laboratories, Inc.                                               333,693
         6,500      @       Gilead Sciences, Inc.                                                 425,490
         9,800              Merck & Co., Inc.                                                     463,540
        34,775              Pfizer, Inc.                                                        1,228,949
        15,100              Pharmaceutical Resources, Inc.                                        636,465
                                                                                           --------------
                                                                                                3,479,632
                                                                                           --------------
                            RETAIL: 2.3%
        12,200      @       Chico's FAS, Inc.                                                     523,380
         8,700      @       Kohl's Corp.                                                          413,772
        12,000              Wal-Mart Stores, Inc.                                                 668,760
                                                                                           --------------
                                                                                                1,605,912
                                                                                           --------------
                            SEMICONDUCTORS: 2.5%
        20,600      @       Applied Materials, Inc.                                               411,176
        16,100              Intel Corp.                                                           459,655
        19,200      @       National Semiconductor Corp.                                          416,064
        19,100      @       Nvidia Corp.                                                          450,378
                                                                                           --------------
                                                                                                1,737,273
                                                                                           --------------
                            SOFTWARE: 1.9%
         9,300      @       Electronic Arts, Inc.                                                 472,719
        33,400              Microsoft Corp.                                                       880,090
                                                                                           --------------
                                                                                                1,352,809
                                                                                           --------------
                            TELECOMMUNICATIONS: 2.3%
        25,100      @       Cisco Systems, Inc.                                                   555,965
        51,300      @       Corning, Inc.                                                         635,607
        17,050      @       Nextel Communications, Inc.                                           394,367
                                                                                           --------------
                                                                                                1,585,939
                                                                                           --------------
                            Total Common Stock
                              (Cost $34,199,384)                                               37,506,672
                                                                                           --------------

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS: 12.8%

                            AEROSPACE/DEFENSE: 0.2%
$      265,000              Raytheon Co., 3.500%,
                              due 05/15/06                                                        141,030
                                                                                           --------------
                                                                                                  141,030
                                                                                           --------------
                            AIRLINES: 0.2%
       117,000      S       American Airlines, Inc., 7.324%,
                              due 10/15/09                                                         99,558
        80,489     S,**     United AirLines, Inc., 7.186%,
                              due 04/01/11                                                         70,702
                                                                                           --------------
                                                                                                  170,260
                                                                                           --------------
                            AUTO MANUFACTURERS: 0.0%
        24,000              Ford Motor Co., 6.625%,
                              due 10/01/28                                                         20,955
                                                                                           --------------
                                                                                                   20,955
                                                                                           --------------
                            BANKS: 2.9%
        30,000      @@      Australia & New Zealand Banking
                              Group Ltd., 1.494%, due                                              25,242
$       53,000     #,@@     Banco Bradesco SA/Cayman
                              Islands, 8.750%, due 10/24/13                                $       50,880
       129,000      @@      Banco Santander Santiago
                              Chile SA, 7.375%, due 07/18/12                                      141,784
        40,000      @@      Bank of Ireland, 1.360%,
                              due 12/29/49                                                         33,386
        14,000      #       BankAmerica Institutional
                              Capital B, 7.700%, due 12/31/26                                      14,949
        53,000              Barnett Capital I, 8.060%,
                              due 12/01/26                                                         57,276
        18,000              Barnett Capital II, 7.950%,
                              due 12/01/26                                                         19,402
       154,000      #       Dresdner Funding Trust I, 8.151%,
                              due 06/30/31                                                        169,666
        25,000              First Union Capital I, 7.935%,
                              due 01/15/27                                                         27,262
       108,000              First Union Institutional
                              Capital II, 7.850%, due 01/01/27                                    115,727
       125,000     #,@@     HBOS PLC, 5.375%, due 11/29/49                                        120,749
        20,000      @@      Hongkong & Shanghai Banking
                              Corp Ltd, 1.313%, due 07/29/49                                       16,796
       110,000      @@      HSBC Bank PLC, 1.350%,
                              due 06/29/49                                                         91,946
        50,000      @@      HSBC Bank PLC, 1.500%,
                              due 06/29/49                                                         42,625
        80,000              Lloyds TSB Bank PLC, 1.270%,
                              due 08/29/49                                                         68,078
        70,000              Lloyds TSB Bank PLC, 1.500%,
                              due 06/29/49                                                         60,526
        87,000              M&T Bank Corp, 3.850%,
                              due 04/01/13                                                         85,402
       100,000              Mellon Capital I, 7.720%,
                              due 12/01/26                                                        108,061
        30,000      @@      National Westminster Bank PLC,
                              1.375%, due 08/29/49                                                 25,584
        90,000      @@      National Westminster Bank PLC,
                              1.438%, due 11/29/49                                                 76,119
        43,000      #       Northern Rock PLC, 5.600%,
                              due 04/30/49                                                         41,729
        73,000      #       Rabobank Capital Funding II,
                              5.260%, due 12/29/49                                                 70,553
        40,000      @@      Royal Bank of Canada, 1.313%,
                              due 06/29/85                                                         33,884
        20,000      @@      Royal Bank of Scotland Group PLC,
                              1.375%, due 12/29/49                                                 17,077
        20,000      @@      Societe Generale, 1.663%,
                              due 11/29/49                                                         16,500
        40,000      @@      Standard Chartered PLC, 1.188%,
                              due 07/29/49                                                         31,475
        60,000      @@      Standard Chartered PLC, 1.315%,
                              due 01/29/49                                                         47,203
       110,000      @@      Standard Chartered PLC, 1.400%,
                              due 12/29/49                                                         86,900
       120,000      @@      Standard Charter Bank,
                              1.80%, due 11/29/49                                                  94,313
        53,000              U.S. Bancorp Capital I, 8.090%,
                              due 11/15/26                                                         58,380
        64,000      S       Wells Fargo & Co, 3.120%,
                              due 08/15/08                                                         61,441
        40,000              Westpac Banking Corp, 1.338%,
                              due 09/29/49                                                         33,330
       122,000      #       Westpac Capital Trust IV, 5.256%,
                              due 12/29/49                                                        112,582
                                                                                           --------------
                                                                                                2,056,827
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            BEVERAGES: 0.3%
$       82,000     #,@@     Cia Brasileira de Bebidas,
                              8.750%, due 09/15/13                                         $       85,280
        11,000      @@      Cia Brasileira de Bebidas, 10.500%,
                              due 12/15/11                                                         12,430
        97,000      #       Miller Brewing Co, 4.250%,
                              due 08/15/08                                                         96,571
                                                                                           --------------
                                                                                                  194,281
                                                                                           --------------
                            CHEMICALS: 0.1%
        23,000      S       Dow Chemical Co., 5.750%,
                              due 11/15/09                                                         23,993
        22,000    #,@@,S    Sociedad Quimica y Minera de
                              Chile SA, 7.700%, due 09/15/06                                       23,823
                                                                                           --------------
                                                                                                   47,816
                                                                                           --------------
                            DIVERSIFIED FINANCIAL SERVICES: 1.8%
        47,000      #       Arcel Finance Ltd., 6.361%,
                              due 05/01/12                                                         46,740
        26,000     #,S      Arcel Finance Ltd., 7.048%,
                              due 09/01/11                                                         26,650
        79,000              Boeing Capital Corp, 7.375%,
                              due 09/27/10                                                         88,814
       122,000    X,#,@@    Brazilian Merchant Voucher
                              Receivables Ltd, 5.911%, due                                        118,950
        57,000              Citigroup Capital II, 7.750%,
                              due 12/01/36                                                         61,196
        24,000      #       Farmers Exchange Capital,
                              7.050%, due 07/15/28                                                 22,738
        75,000      #       Farmers Exchange Capital,
                              7.200%, due 07/15/48                                                 69,900
        30,000              Financiere CSFB NV, 1.250%,
                              due 03/29/49                                                         23,681
        48,000              Ford Motor Credit Co., 7.000%,
                              due 10/01/13                                                         48,257
        48,000              General Motors Acceptance Corp.,
                              6.875%, due 08/28/12                                                 48,623
        65,000              General Motors Acceptance Corp.,
                              7.750%, due 01/19/10                                                 70,315
        34,000              General Motors Acceptance Corp.,
                              8.000%, due 11/01/31                                                 34,471
        14,000              JPM Capital Trust I, 7.540%,
                              due 01/15/27                                                         14,813
       142,000     XX,#     Mangrove Bay Pass-Through Trust,
                              6.102%, due 07/15/33                                                139,951
        26,000              Mizuho Preferred Capital Co. LLC.,
                              8.790%, due 12/29/49                                                 28,595
        68,000     #,@@     PF Export Receivables Master Trust,
                              3.748%, due 06/01/13                                                 64,887
        94,211     #,@@     PF Export Receivables Master Trust,
                              6.436%, due 06/01/15                                                 92,998
       165,000      #       Tokai Preferred Capital Co. LLC.,
                              9.980%, due 12/29/49                                                187,619
        30,000      #       Wachovia Capital Trust V, 7.965%,
                              due 06/01/27                                                         32,837
                                                                                           --------------
                                                                                                1,222,035
                                                                                           --------------
                            ELECTRIC: 1.7%
        61,000      #       AES Gener SA, 7.500%,
                              due 03/25/14                                                         54,748
        55,990     #,S      Allegheny Energy Supply
                              Statutory Trust 2001,
                              10.250%, due 11/15/07                                                60,749
$        6,354     #,S      Allegheny Energy Supply
                              Statutory Trust 2001,
                              13.000%, due 11/15/07                                        $        6,513
        25,000      S       Consumers Energy Co.,
                              4.250%, due 04/15/08                                                 24,801
        76,000              Consumers Energy Co.,
                              4.800%, due 02/17/09                                                 76,169
        49,000      @@      Empresa Nacional de Electricidad
                              SA/Chile, 7.750%, due 07/15/08                                       51,248
       153,000      @@      Empresa Nacional de Electricidad
                              SA/Chile, 8.350%, due 08/01/13                                      158,663
       188,000              Enserch Capital I, 2.460%,
                              due 07/01/28                                                        175,493
        90,000              Enterprise Capital Trust II,
                              2.330%,due 06/30/28                                                  84,981
       122,000              Ohio Power Co., 6.375%,
                              due 07/15/33                                                        119,131
       218,000     #,S      PG&E Corp., 6.875%, due 07/15/08                                      229,989
        15,715     #,S      Power Contract Financing LLC,
                              5.200%, due 02/01/06                                                 15,900
       126,000     #,S      Power Contract Financing LLC,
                              6.256%, due 02/01/10                                                129,303
        19,216              PPL Montana LLC., 8.903%,
                              due 07/02/20                                                         20,957
        30,000      #       Tenaska Virginia Partners LP,
                              6.119%, due 03/30/24                                                 29,437
                                                                                           --------------
                                                                                                1,238,082
                                                                                           --------------
                            FOOD: 0.4%
        44,000      S       Kroger Co., 7.250%, due 06/01/09                                       48,991
        78,000      S       Safeway, Inc., 4.800%,
                              due 07/16/07                                                         79,683
        52,000      S       Supervalu, Inc., 7.875%,
                              due 08/01/09                                                         58,918
       102,000      S       Tyson Foods, Inc., 7.250%,
                              due 10/01/06                                                        109,682
                                                                                           --------------
                                                                                                  297,274
                                                                                           --------------
                            GAS: 0.1%
        93,000     #,S      Williams Gas Pipelines Central,
                              Inc., 7.375%, due 11/15/06                                          100,556
                                                                                           --------------
                                                                                                  100,556
                                                                                           --------------
                            HOME BUILDERS: 0.0%
         4,000      S       Technical Olympic USA, Inc.,
                              9.000%, due 07/01/10                                                  4,170
                                                                                           --------------
                                                                                                    4,170
                                                                                           --------------
                            INSURANCE: 0.4%
        87,000      #       Farmers Insurance Exch, 8.625%,
                              due 05/01/24                                                         96,324
        67,000     #,S      Monumental Global Funding II,
                              3.850%, due 03/03/08                                                 67,046
        77,000      #       Zurich Capital Trust I, 8.376%,
                              due 06/01/37                                                         84,967
                                                                                           --------------
                                                                                                  248,337
                                                                                           --------------
                            LODGING: 0.1%
        38,000      S       Caesars Entertainment, Inc.,
                              9.375%, due 02/15/07                                                 41,420
                                                                                           --------------
                                                                                                   41,420
                                                                                           --------------
                            MEDIA: 0.1%
        34,000              Time Warner, Inc., 6.875%,
                              due 05/01/12                                                         36,806
                                                                                           --------------
                                                                                                   36,806
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            MINING: 0.2%
$       34,000     #,@@     Corp Nacional del Cobre de
                              Chile-CODELCO, 6.375%,
                              due 11/30/12                                                 $       35,750
        14,000      @@      Vale Overseas Ltd., 8.250%,
                              due 01/17/34                                                         12,075
        96,000      @@      Vale Overseas Ltd., 8.625%,
                              due 03/08/07                                                        102,240
                                                                                           --------------
                                                                                                  150,065
                                                                                           --------------
                            MISCELLANEOUS MANUFACTURING: 0.1%
        55,000      #       Bombardier, Inc., 7.450%,
                              due 05/01/34                                                         47,944
                                                                                           --------------
                                                                                                   47,944
                                                                                           --------------
                            MULTI-NATIONAL: 0.3%
       104,000      @@      Corp Andina de Fomento CAF,
                              5.200%, due 05/21/13                                                 99,371
        95,000     @@,S     Corp Andina de Fomento CAF,
                              6.875%, due 03/15/12                                                102,947
                                                                                           --------------
                                                                                                  202,318
                                                                                           --------------
                            OIL AND GAS: 0.8%
        59,000      S       Amerada Hess Corp, 6.650%,
                              due 08/15/11                                                         62,411
        82,000              Amerada Hess Corp, 7.875%,
                              due 10/01/29                                                         88,242
        80,000     #,@@     Empresa Nacional de Petroleo
                              ENAP, 4.875%, due 03/15/14                                           74,104
       174,000     #,@@     Husky Oil Co, 8.900%,
                              due 08/15/28                                                        197,654
        38,000     #,@@     Pemex Project Funding Master
                              Trust, 7.375%, due 12/15/14                                          39,283
        34,000     #,@@     Petroleos Mexicanos, 9.250%,
                              due 03/30/18                                                         38,335
        51,000     #,@@     Valero Energy Corp, 8.750%,
                              due 06/15/30                                                         63,536
                                                                                           --------------
                                                                                                  563,565
                                                                                           --------------
                            PACKAGING AND CONTAINERS: 0.2%
        32,000     #,S      Sealed Air Corp, 5.375%,
                              due 04/15/08                                                         33,062
       102,000     #,S      Sealed Air Corp, 6.950%,
                              due 05/15/09                                                        111,674
                                                                                           --------------
                                                                                                  144,736
                                                                                           --------------
                            REAL ESTATE: 0.3%
        85,000      S       EOP Operating LP, 7.750%,
                              due 11/15/07                                                         95,305
        24,000              Liberty Property-LP, 6.375%,
                              due 08/15/12                                                         25,424
        67,000      S       Liberty Property-LP, 7.750%,
                              due 04/15/09                                                         76,366
                                                                                           --------------
                                                                                                  197,095
                                                                                           --------------
                            REITs: 0.3%
        61,000              Simon Property Group LP,
                              4.875%, due 03/18/10                                                 60,230
       118,000      S       Simon Property Group LP,
                              6.375%, due 11/15/07                                                126,405
                                                                                           --------------
                                                                                                  186,635
                                                                                           --------------
                            SAVINGS AND LOANS: 0.3%
        68,000              Great Western Financial, 8.206%,
                              due 02/01/27                                                         74,501
$      100,000      S       Washington Mutual Inc, 4.375%,
                              due 01/15/08                                                 $      101,232
                                                                                           --------------
                                                                                                  175,733
                                                                                           --------------
                            SOVEREIGN: 1.1%
        31,059      @@      Brazilian Government Intl. Bond,
                              2.188%, due 04/15/12                                                 25,570
        38,000     @@,S     Brazilian Government Intl. Bond,
                              10.000%, due 08/07/11                                                35,625
        41,000      @@      Brazilian Government Intl. Bond,
                              11.000%, due 08/17/40                                                36,900
        28,000      @@      Bulgaria Government Intl. Bond,
                              8.250%, due 01/15/15                                                 31,474
        57,000     @@,S     Colombia Government Intl. Bond,
                              10.000%, due 01/23/12                                                57,998
        24,000      @@      Colombia Government Intl. Bond,
                              11.750%, due 02/25/20                                                25,440
        59,000      @@      Dominican Republic Intl. Bond,
                              9.040%, due 01/23/13                                                 39,235
        28,000      @@      Ecuador Government Intl. Bond,
                              7.000%, due 08/15/30                                                 19,985
         6,000      @@      Panama Government Intl. Bond,
                              9.375%, due 07/23/12                                                  6,570
        18,000      @@      Panama Government Intl. Bond,
                              9.375%, due 01/16/23                                                 18,270
        63,000      @@      Peru Government Intl. Bond,
                              4.500%, due 03/07/17                                                 50,531
        16,000      @@      Philippine Government Intl. Bond,
                              9.875%, due 01/15/19                                                 15,720
       131,000      @@      Russia Government Intl. Bond,
                              5.000%, due 03/31/30                                                119,700
        12,000      @@      Turkey Government Intl. Bond,
                              9.500%, due 01/15/14                                                 12,000
        86,000     @@,S     Turkey Government Intl. Bond,
                              12.375%, due 06/15/09                                                96,965
        14,000     #,@@     Ukraine Government Intl. Bond,
                              7.650%, due 06/11/13                                                 13,510
        50,847    #,@@,S    Uruguay Government Intl. Bond,
                              10.500%, due 10/20/06                                                56,261
        92,000     #,@@     Venezuela Government Intl. Bond,
                              10.750%, due 09/19/13                                                89,930
                                                                                           --------------
                                                                                                  751,684
                                                                                           --------------
                            TELECOMMUNICATIONS: 0.9%
        68,000              AT&T Corp., 6.000%, due 03/15/09                                       68,062
        68,000              AT&T Corp., 8.050%, due 11/15/11                                       73,436
        40,000     #,@@     Brasil Telecom SA, 9.375%,
                              due 02/18/14                                                         37,400
        74,000     @@,S     Cia de Telecomunicaciones de
                              Chile SA, 7.625%, due 07/15/06                                       80,122
       109,000      @@      Sprint Capital Corp., 6.000%,
                              due 08/17/06                                                        111,468
        70,000              Sprint Capital Corp., 6.875%,
                              due 11/15/28                                                         67,999
        35,000              Sprint Capital Corp., 8.750%,
                              due 03/15/32                                                         41,362
       170,000              Verizon Virginia, Inc., 4.625%,
                              due 03/15/13                                                        158,499
       500,000   X,**,@@    WinStar Communications, Inc.,
                              .000%, due 04/15/10                                                      50
                                                                                           --------------
                                                                                                  638,398
                                                                                           --------------
                            Total Corporate Bonds
                              (Cost $9,406,804)                                                 8,878,022
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.5%

                            AUTOMOBILE ASSET BACKED SECURITIES: 0.2%
$       95,000              Capital One Auto Finance Trust,
                              3.180%, due 09/15/10                                         $       93,914
        40,000              USAA Auto Owner Trust,
                              2.040%, due 02/16/10                                                 39,290
                                                                                           --------------
                                                                                                  133,204
                                                                                           --------------
                            COMMERCIAL MORTGAGE
                              BACKED SECURITIES: 2.0%
        81,000              Bear Stearns Commercial
                              Mortgage Securities, 4.170%,
                              due 01/12/41                                                         80,303
       303,000              CS First Boston Mortgage
                              Securities Corp., 3.861%,
                              due 03/15/36                                                        298,576
        40,000              CS First Boston Mortgage
                              Securities Corp., 7.810%,
                              due 04/14/62                                                         45,890
       215,000              DLJ Commercial Mortgage Corp.,
                              6.240%, due 11/12/31                                                231,362
       570,000              DLJ Commercial Mortgage Corp.,
                              7.300%, due 06/10/32                                                640,550
        97,000              GE Capital Commercial Mortgage
                              Corp., 5.994%, due 12/10/35                                         103,298
                                                                                           --------------
                                                                                                1,399,979
                                                                                           --------------
                            CREDIT CARD ASSET BACKED SECURITIES: 0.4%
        55,000              Bank One Issuance Trust, 4.540%,
                              due 09/15/10                                                         55,618
        55,000              Capital One Master Trust, 4.900%,
                              due 03/15/10                                                         57,255
        95,000              Citibank Credit Card Issuance Trust,
                              5.650%, due 06/16/08                                                100,129
        75,000              MBNA Credit Card Master Note
                              Trust, 4.950%, due 06/15/09                                          78,423
                                                                                           --------------
                                                                                                  291,425
                                                                                           --------------
                            HOME EQUITY ASSET
                              BACKED SECURITIES: 2.9%
       117,272              Asset Backed Funding Certificates,
                              1.380%, due 11/25/33                                                117,316
       210,504      XX      Bayview Financial Acquisition
                              Trust, 1.600%, due 12/28/34                                         210,504
       436,903              Centex Home Equity, 1.380%,
                              due 01/25/34                                                        437,498
       359,970              Emergent Home Equity Loan
                              Trust, 7.080%, due 12/15/28                                         373,027
       156,533      XX      Merrill Lynch Mortgage
                              Investors, Inc., 1.460%,
                              due 07/25/34                                                        157,091
        52,878              Residential Asset Mortgage
                              Products, Inc., 1.410%,
                              due 06/25/33                                                         52,882
       493,000              Residential Asset Securities Corp.,
                              1.380%, due 02/25/34                                                493,304
       202,799      XX      Residential Asset Securities Corp.,
                              1.400%, due 12/25/33                                                203,378
                                                                                           --------------
                                                                                                2,045,000
                                                                                           --------------
                            OTHER ASSET BACKED SECURITIES: 0.2%
$       59,930      XX      Amortizing Residential
                              Collateral Trust, 1.350%,
                              due 05/25/32                                                 $       59,925
        57,000              Chase Funding Mortgage
                              Loan Asset-Backed Certificates,
                              1.400%, due 07/25/33                                                 57,118
        11,000              Chase Funding Mortgage Loan
                              Asset-Backed Certificates,
                              2.734%, due 09/25/24                                                 10,830
         7,000              Chase Funding Mortgage Loan
                              Asset-Backed Certificates,
                              4.045%, due 05/25/33                                                  6,847
                                                                                           --------------
                                                                                                  134,720
                                                                                           --------------
                            WHOLE LOAN COLLATERALLIZED
                              MORTGAGE: 4.3%
        67,474      XX      Bank of America Mortgage
                              Securities, 5.500%, due 11/25/33                                     68,546
       361,657              Bank of America Alternative
                              Loan Trust, 1.550%,
                              due 12/25/33                                                        362,567
       190,190              Bank of America Mortgage
                              Securities, 1.550%, due 12/25/33                                    190,460
       122,074              Citicorp Mortgage Securities Inc,
                              1.600%, due 10/25/33                                                122,256
        80,496              Countrywide Alternative Loan
                              Trust, 1.500%, due 07/25/18                                          80,655
       114,000              CS First Boston Mortgage
                              Securities Corp, 4.187%,
                              due 10/25/33                                                        112,596
       161,757              GMAC Mortgage Corp Loan Trust,
                              5.250%, due 04/25/34                                                162,676
       230,000              GMAC Mortgage Corp Loan Trust,
                              5.500%, due 01/25/34                                                230,906
       100,358      XX      MASTR Asset Securitization Trust,
                              1.550%, due 11/25/33                                                100,374
        52,501              MASTR Asset Securitization Trust,
                              8.000%, due 06/25/33                                                 54,480
       320,630              MLCC Mortgage Investors, Inc.,
                              1.420%, due 01/25/29                                                321,070
       154,916              Residential Accredit Loans, Inc.,
                              1.550%, due 03/25/18                                                155,370
       651,480              Thornburg Mortgage Securities
                              Trust, 1.450%, due 12/25/33                                         651,365
       211,354              Wells Fargo Mortgage Backed
                              Securities Trust, 1.600%,
                              due 02/25/34                                                        211,164
       130,000              Wells Fargo Mortgage Backed
                              Securities Trust, 4.500%,
                              due 08/25/18                                                        119,520
                                                                                           --------------
                                                                                                2,944,005
                                                                                           --------------
                            WHOLE LOAN COLLATERALLIZED PLANNED
                              AMORTIZATION CLASS: 1.5%
       205,128              GSR Mortgage Loan Trust,
                              1.500%, due 10/25/32                                                205,213

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
                            WHOLE LOAN COLLATERALLIZED PLANNED
                              AMORTIZATION CLASS: (CONTINUED)
$      202,927              MASTR Alternative Loans Trust,
                              1.500%, due 11/25/33                                         $      203,342
       166,585              MASTR Alternative Loans Trust,
                              8.500%, due 05/25/33                                                171,566
       182,000              Residential Funding Securities
                              Corp., 4.750%, due 02/25/33                                         184,122
        53,209              Residential Funding Securities
                              Corp., 8.500%, due 05/25/33                                          56,688
       247,623              Washington Mutual, 1.500%,
                              due 03/25/34                                                        247,742
                                                                                           --------------
                                                                                                1,068,673
                                                                                           --------------
                            Total Collateralized Mortgage
                              Obligations (Cost $8,291,637)                                     8,017,006
                                                                                           --------------
U.S. TREASURY OBLIGATIONS: 5.6%
                            U.S. TREASURY BONDS: 0.7%
       472,000      S       5.375%, due 02/15/31                                                  473,899
                                                                                           --------------
                                                                                                  473,899
                                                                                           --------------
                            U.S. TREASURY NOTE: 4.6%
       409,000      S       2.250%, due 04/30/06                                                  407,227
       338,000      S       3.125%, due 05/15/07                                                  338,528
       308,000      S       3.875%, due 05/15/09                                                  309,119
       416,000      S       4.000%, due 02/15/14                                                  395,590
       475,000      S       4.750%, due 05/15/14                                                  478,712
       472,000      S       5.500%, due 08/15/28                                                  475,651
       303,000      S       10.375%, due 11/15/12                                                 372,501
       313,000      S       13.250%, due 05/15/14                                                 445,426
                                                                                           --------------
                                                                                                3,222,754
                                                                                           --------------
                            U.S. TREASURY STRIP PRINCIPAL: 0.3%
       325,000      S       0.000%, due 05/15/16                                                  173,689
                                                                                           --------------
                                                                                                  173,689
                                                                                           --------------
                            Total U.S. Treasury Obligations
                              (Cost $3,924,048)                                                 3,870,342
                                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.5%

                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION: 5.9%
       545,998              1.750%, due 04/15/32                                                  551,746
       630,000              2.700%, due 03/16/07                                                  620,594
       320,000              2.750%, due 02/09/07                                                  316,412
       361,000              4.500%, due 10/15/12                                                  362,574
       103,659              4.500%, due 04/01/14                                                  101,753
        54,000              5.500%, due 06/17/18                                                   55,080
       350,000              5.500%, due 06/15/34                                                  346,719
       112,054              6.000%, due 04/01/14                                                  116,844
       208,000              6.000%, due 01/15/28                                                  217,413
       191,268              6.000%, due 01/15/29                                                  193,488
       138,000              6.000%, due 01/15/29                                                  139,536
       214,661              6.000%, due 01/15/29                                                  215,405
       245,123              6.500%, due 12/01/31                                                  254,208
       562,000              6.500%, due 06/15/34                                                  582,021
                                                                                           --------------
                                                                                                4,073,793
                                                                                           --------------
                            FEDERAL NATIONAL MORTGAGE
                              ASSOCIATION: 11.1%
     1,159,000              0.000%, due 06/15/19                                                1,147,203
       325,000              2.875%, due 05/19/08                                                  312,402
       141,000              4.750%, due 12/25/42                                                  142,039
$    2,580,000              5.000%, due 06/15/34                                           $    2,479,219
       150,000              5.250%, due 08/01/12                                                  149,007
         5,070              5.500%, due 06/15/19                                                    5,171
       408,000              5.500%, due 06/15/34                                                  403,920
       245,555              6.000%, due 08/01/16                                                  255,285
        83,000              6.000%, due 10/01/18                                                   86,252
       334,192              6.000%, due 07/25/29                                                  336,724
       141,415              6.000%, due 04/25/31                                                  142,180
       536,000              6.000%, due 07/15/33                                                  542,198
       401,444              6.500%, due 10/01/32                                                  416,078
       376,000              6.500%, due 07/15/33                                                  388,103
       135,000              6.625%, due 11/15/10                                                  149,615
       488,000              7.000%, due 06/15/34                                                  513,010
        49,002              7.500%, due 09/01/30                                                   52,399
        82,367              7.500%, due 06/25/32                                                   88,672
       105,861              7.500%, due 01/25/48                                                  113,075
                                                                                           --------------
                                                                                                7,722,552
                                                                                           --------------
                            GOVERNMENT NATIONAL MORTGAGE
                              ASSOCIATION: 0.3%
       211,022              6.500%, due 06/15/29                                                  219,691
                                                                                           --------------
                                                                                                  219,691
                                                                                           --------------
                            WHOLE LOAN COLLATERALLIZED
                              MORTGAGE: 0.2%
       158,238              GSR Mortgage Loan Trust,
                              6.500%, due 01/25/34                                                163,925
                                                                                           --------------
                                                                                                  163,925
                                                                                           --------------
                            Total U.S. Government Agency
                              Obligations (Cost $11,942,436)                                   12,179,961
                                                                                           --------------

OTHER BONDS: 0.2 %

                            SOVEREIGN: 0.2%
        17,000      @@      El Salvador Government Intl. Bond,
                              7.750%, due 01/24/23                                                 17,792
       117,000      @@      Mexico Government Intl. Bond,
                              1.840%, due 01/13/09                                                119,223
                                                                                           --------------
                            Total Other Bonds
                              (Cost $135,050)                                                     137,015
                                                                                           --------------

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.2%

                            BANKS: 0.2%
            16      #       DG Funding Trust                                                      171,200
                                                                                           --------------
                            Total Preferred Stock
                              (Cost $173,969)                                                     171,200
                                                                                           --------------
NUMBER OF
WARRANTS                                                                                        VALUE
---------------------------------------------------------------------------------------------------------
WARRANTS: 0.0%

                            BUILDING MATERIALS: 0.0%
           400    @,#,I     Dayton Superior Corp.,
                              Expires 06/15/2009                                                        4
           500     @,I      Iridium World Communications,
                              Inc., Expires 07/15/2005                                                 --
                                                                                           --------------
                            Total Warrants
                              (Cost $57,953)                                                            4
                                                                                           --------------
                            Total Investments in Securities
                              at Value (Cost $68,131,281)                                      70,760,222
                                                                                           --------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 7.4%

$    5,136,000              Morgan Stanley Repurchase
                              Agreement dated 05/28/04, 1.010%, due 06/01/04,
                              $5,136,576 to be received upon repurchase
                              (Collateralized by $2,440,000 Federal Home Loan
                              Bank Principal STRIP, 0.000%, Market Value
                              $5,245,023, due 03/15/05)                                    $    5,136,000
                                                                                           --------------
                            Total Repurchase Agreement
                              (Cost $5,136,000)                                                 5,136,000
                                                                                           --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $73,267,281)*                                       109.2%   $   75,896,222
                            OTHER ASSETS AND
                              LIABILITIES-NET                                      (9.2)       (6,415,236)
                                                                                  -----    --------------
                            NET ASSETS                                            100.0%   $   69,480,986
                                                                                  =====    ==============

@       Non-income producing security
@@      Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
I       Illiquid security
S       Segregated assets for futures collateral
**      Defaulted security
STRIP   Separate Trading of Registered Interest and Principal of Securities
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
* Cost for federal income tax purposes is $73,317,835. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation                                  $    4,413,833
                            Gross Unrealized Depreciation                                      (1,835,446)
                                                                                           --------------
                            Net Unrealized Appreciation                                    $    2,578,387
                                                                                           ==============

Information concerning open futures at May 31, 2004 is shown below:

                   NO. OF       NOTIONAL      EXPIRATION    UNREALIZED
LONG CONTRACTS   CONTRACTS    MARKET VALUE       DATE          GAIN
--------------   ---------    ------------    ----------    ----------
U.S. Treasury
  Bond                8       $    852,500     06/30/04      $ (12,611)
SHORT CONTRACTS
U.S. 2 Year
  Treasury Note       3           (636,375)    06/30/04         (1,908)
U.S. 5 Year
  Treasury Note      14         (1,533,875)    06/21/04        (14,259)
                              ------------                   ---------
                              $ (1,317,750)                  $ (28,778)
                              ============                   =========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND                                          as of May 31, 2004

SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: 92.5%

                            APARTMENTS: 18.3%
       307,600              Archstone-Smith Trust                                          $    8,935,780
        97,700              Avalonbay Communities, Inc.                                         5,319,765
       192,500              Camden Property Trust                                               8,991,675
        74,800              Gables Residential Trust                                            2,524,500
        94,600              Home Properties of NY, Inc.                                         3,744,268
       196,700              United Dominion Realty Trust, Inc.                                  3,922,198
                                                                                           --------------
                                                                                               33,438,186
                                                                                           --------------
                            DIVERSIFIED: 3.7%
       170,800              Liberty Property Trust                                              6,813,212
                                                                                           --------------
                                                                                                6,813,212
                                                                                           --------------
                            HOTELS: 4.2%
       426,100      @       Host Marriott Corp.                                                 5,223,986
       103,600              LaSalle Hotel Properties                                            2,501,940
                                                                                           --------------
                                                                                                7,725,926
                                                                                           --------------
                            HEALTH CARE: 2.9%
       111,900              Health Care REIT, Inc.                                              3,631,155
       181,800              Omega Healthcare Investors, Inc.                                    1,741,644
                                                                                           --------------
                                                                                                5,372,799
                                                                                           --------------
                            OFFICE PROPERTY: 30.1%
       218,600              Arden Realty, Inc.                                                  6,481,490
       188,100              Boston Properties, Inc.                                             9,284,616
        97,000              Brandywine Realty Trust                                             2,609,300
       126,200              Corporate Office Properties
                              Trust Sbi MD                                                      2,927,840
       189,500              Mack-Cali Realty Corp.                                              7,572,420
       266,200              Maguire Properties, Inc.                                            6,548,520
       218,900              Prentiss Properties Trust                                           7,223,700
       119,900              SL Green Realty Corp.                                               5,455,450
       417,400      L       Trizec Properties, Inc.                                             6,891,274
                                                                                           --------------
                                                                                               54,994,610
                                                                                           --------------
                            OUTLET CENTERS: 1.9%
        62,400              Chelsea Property Group, Inc.                                        3,430,752
                                                                                           --------------
                                                                                                3,430,752
                                                                                           --------------
                            REGIONAL MALLS: 17.5%
        63,400              CBL & Associates Properties, Inc.                                   3,380,488
       217,100              General Growth Properties, Inc.                                     6,378,398
       129,700              Macerich Co.                                                        5,868,925
       161,000              Mills Corp.                                                         7,075,950
       180,100              Simon Property Group, Inc.                                          9,287,757
                                                                                           --------------
                                                                                               31,991,518
                                                                                           --------------
                            SHOPPING CENTERS: 7.4%
       137,900              Acadia Realty Trust                                                 1,765,120
       155,400              Developers Diversified Realty
                              Corp.                                                             5,344,206
       162,200      L       Regency Centers Corp.                                               6,536,660
                                                                                           --------------
                                                                                               13,645,986
                                                                                           --------------
                            WAREHOUSE: 6.5%
       186,679              Catellus Development Corp.                                          4,560,568
       230,500              Prologis                                                            7,389,830
                                                                                           --------------
                                                                                               11,950,398
                                                                                           --------------
                            Total Real Estate Investment
                              Trusts (Cost $141,485,281)                                      169,363,387
                                                                                           --------------
COMMON STOCK: 6.2%

                            HOTELS: 6.2%
       133,100              Hilton Hotels Corp.                                            $    2,309,285
       214,700              Starwood Hotels & Resorts
                              Worldwide, Inc.                                                   9,056,046
                                                                                           --------------
                            Total Common Stock
                              (Cost $9,965,857)                                                11,365,331
                                                                                           --------------

PRINCIPAL
AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.0%

                            SECURITIES LENDING COLLATERAL(cc): 5.0%
$    9,099,259                The Bank of New York Institutional
                                Cash Reserve Fund, 1.100%                                       9,099,259
                                                                                           --------------
                              Total Short-Term Investments
                                (Cost $9,099,259)                                               9,099,259
                                                                                           --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $160,550,397)*                                      103.7%   $  189,827,977
                            OTHER ASSETS AND
                              LIABILITIES-NET                                      (3.7)       (6,657,156)
                                                                                  -----    --------------
                            NET ASSETS                                            100.0%   $  183,170,821
                                                                                  =====    ==============

@       Non-income producing security
L       Loaned security, a portion or all of this security is on loan at May 31,
        2004
REIT    Real Estate Investment Trust
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $159,818,894. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation                                  $   30,930,374
                            Gross Unrealized Depreciation                                        (921,291)
                                                                                           --------------
                            Net Unrealized Appreciation                                    $   30,009,083
                                                                                           ==============

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING RETAIL FUNDS (FORMERLY PLIGRIM RETAIL FUNDS) AND VARIABLE PRODUCTS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                                         SHARES VOTED
                                                                          AGAINST OR      SHARES     BROKER    TOTAL SHARES
                                           PROPOSAL   SHARES VOTED FOR     WITHHELD     ABSTAINED   NON-VOTE       VOTED
                                           --------   ----------------   ------------   ---------   --------   ------------
ING Convertible Fund                          1           9,590,412         248,443      319,867       --       10,158,722
ING Equity and Bond Fund                      1           5,798,657          68,271      162,928       --        6,029,856
ING Financial Services Fund                   1          13,388,499         341,458      298,507       --       14,028,464
ING Growth Opportunities Fund                 1          11,271,875         314,530      234,256       --       11,820,661
ING MagnaCap Fund                             1          16,389,876         429,328      529,351       --       17,348,555
ING MidCap Opportunities Fund                 1          14,170,301         353,237      550,343       --       15,073,881
ING SmallCap Opportunities Fund               1          13,401,843         307,307      316,357       --       14,025,507
ING Tax Efficient Equity Fund                 1           3,047,281          13,126       21,474       --        3,081,881
ING Convertible Fund                          2           9,523,301         275,844      359,577       --       10,158,722
ING Equity and Bond Fund                      2           5,714,223         134,301      181,332       --        6,029,856
ING Financial Services Fund                   2          13,257,094         417,995      353,375       --       14,028,464
ING Growth Opportunities Fund                 2          11,144,124         384,043      292,494       --       11,820,661
ING MagnaCap Fund                             2          16,179,702         543,555      625,298       --       17,348,555
ING MidCap Opportunities Fund                 2          13,919,022         568,982      585,877       --       15,073,881
ING SmallCap Opportunities Fund               2          13,091,030         494,380      440,097       --       14,025,507
ING Tax Efficient Equity Fund                 2           3,037,678          21,632       22,571       --        3,081,881

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2004 were as follows:

FUND NAME                                        TYPE    PER SHARE AMOUNT
---------                                        ----    ----------------
ING Financial Services Fund
    Class A                                       NII        $ 0.0772
    Class A                                      LTCG        $ 0.8207
    Class B                                      LTCG        $ 0.8207

ING MagnaCap Fund
    Class A                                       NII        $ 0.0858
    Class I                                       NII        $ 0.1428
    Class M                                       NII        $ 0.0062
    Class Q                                       NII        $ 0.0508

ING SmallCap Value Fund
    Class A                                      STCG        $ 0.1407
    Class B                                      STCG        $ 0.1407
    Class C                                      STCG        $ 0.1407
    Class I                                      STCG        $ 0.1407
    Class Q                                      STCG        $ 0.1407
    Class A                                      LTCG        $ 0.6029
    Class B                                      LTCG        $ 0.6029
    Class C                                      LTCG        $ 0.6029
    Class I                                      LTCG        $ 0.6029
    Class Q                                      LTCG        $ 0.6029

ING Convertible Fund
    Class A                                       NII        $ 0.4217
    Class B                                       NII        $ 0.3096
    Class C                                       NII        $ 0.3234
    Class Q                                       NII        $ 0.4551

ING Equity and Bond Fund
    Class A                                       NII        $ 0.2628
    Class B                                       NII        $ 0.1848
    Class C                                       NII        $ 0.2011
    Class Q                                       NII        $ 0.2751

ING Real Estate Fund
    Class A                                       NII        $ 0.6500
    Class B                                       NII        $ 0.5819
    Class C                                       NII        $ 0.5815
    Class I                                       NII        $ 0.6729
    Class A                                      STCG        $ 0.0448
    Class B                                      STCG        $ 0.0448
    Class C                                      STCG        $ 0.0448
    Class I                                      STCG        $ 0.0448
    Class A                                      LTCG        $ 0.4660
    Class B                                      LTCG        $ 0.4660
    Class C                                      LTCG        $ 0.4660
    Class I                                      LTCG        $ 0.4660

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal year ended May 31, 2004, the following percentage qualifies for the dividends received deduction available to corporate shareholders;

Financial Services :         100.00%
MagnaCap :                   100.00%
SmallCap Value :              13.10%
Convertible :                 53.02%
Equity and Bond :             63.25%
Real Estate :                  6.66%(1)

For the fiscal year ended May 31, 2004, the following are percentages of ordinary dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for indivduals;

Financial Services :         100.00%
MagnaCap :                   100.00%
SmallCap Value :              13.10%
Convertible :                 36.26%
Equity and Bond :             47.41%
Real Estate :                  7.22%(1)

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

----------
(1) For the tax year ended December 31, 2003.

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                               TERM OF                                  NUMBER OF
                                             OFFICE AND          PRINCIPAL            PORTFOLIOS IN           OTHER
                              POSITION(S)     LENGTH OF        OCCUPATION(S)           FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH        TIME             DURING THE              OVERSEEN            HELD BY
          AND AGE                TRUST        SERVED(1)        PAST FIVE YEARS         BY TRUSTEE            TRUSTEE
          -------                -----        ---------        ---------------         ----------            -------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)              Trustee    October 1999 -   Mr. Doherty is President       118                  --
7337 E. Doubletree Ranch Rd.               Present          and Partner, Doherty,
Scottsdale, AZ 85258                                        Wallace, Pillsbury and
Born: 1934                                                  Murphy, P.C., Attorneys
                                                            (1996 - Present).

J. Michael Earley(3)            Trustee    February 2002 -  President and Chief            118                  --
7337 E. Doubletree Ranch Rd.               Present          Executive Officer,
Scottsdale, AZ 85258                                        Bankers Trust Company,
Born: 1945                                                  N.A. (1992 - Present).

R. Barbara Gitenstein(2)        Trustee    February 2002 -  President, College of          118                  --
7337 E. Doubletree Ranch Rd.               Present          New Jersey (1999 -
Scottsdale, AZ 85258                                        Present).
Born: 1948

Walter H. May(2)                Trustee    October 1999 -   Retired. Formerly,             118       BestPrep Charity
7337 E. Doubletree Ranch Rd.               Present          Managing Director and                    (1991 - Present).
Scottsdale, AZ 85258                                        Director of Marketing,
Born: 1936                                                  Piper Jaffray, Inc.

Jock Patton(2)                  Trustee    August 1995 -    Private Investor               118       Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.               Present for ING  (June 1997 - Present).                   (January 1999 -
Scottsdale, AZ 85258                       Investment       Formerly Director and                    Present); JDA Software
Born: 1945                                 Funds, Inc.      Chief Executive Officer,                 Group, Inc.
                                                            Rainbow Multimedia                       (January 1999 -
                                           October 1999 -   Group, Inc. (January                     Present); Swift
                                           Present for ING  1999 - December 2001).                   Transportation Co.
                                           Mayflower                                                 (March 2004 - Present).
                                           Trust and ING
                                           Equity Trust

                                               TERM OF                                  NUMBER OF
                                             OFFICE AND          PRINCIPAL            PORTFOLIOS IN           OTHER
                              POSITION(S)     LENGTH OF        OCCUPATION(S)           FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH        TIME             DURING THE              OVERSEEN            HELD BY
          AND AGE                TRUST        SERVED(1)        PAST FIVE YEARS          BY TRUSTEE           TRUSTEE
          -------                -----        ---------        ---------------          ----------           -------
David W.C. Putnam(3)            Trustee    October 1999 -   President and Director,        118       Anchor International
7337 E. Doubletree Ranch Rd.               Present          F.L. Putnam Securities                   Bond (December 2000 -
Scottsdale, AZ 85258                                        Company, Inc. and its                    Present); Progressive
Born: 1939                                                  affiliates; President,                   Capital Accumulation
                                                            Secretary and Trustee,                   Trust (August 1998 -
                                                            The Principled Equity                    Present); Principled
                                                            Market Fund.                             Equity Market Fund
                                                                                                     (November 1996 -
                                                                                                     Present), Mercy
                                                                                                     Endowment Foundation
                                                                                                     (1995 - Present);
                                                                                                     Director, F.L. Putnam
                                                                                                     Investment Management
                                                                                                     Company (December 2001 -
                                                                                                     Present); Asian American
                                                                                                     Bank and Trust Company
                                                                                                     (June 1992 - Present);
                                                                                                     and Notre Dame Health
                                                                                                     Care Center (1991 -
                                                                                                     Present) F.L. Putnam
                                                                                                     Securities Company, Inc.
                                                                                                     (June 1978 - Present);
                                                                                                     and an Honorary Trustee,
                                                                                                     Mercy Hospital (1973 -
                                                                                                     Present).

Blaine E. Rieke(3)              Trustee    February 2001 -  General Partner,               118       Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.               Present          Huntington Partners                      (January 1998 -
Scottsdale, AZ 85258                                        (January 1997 -                          Present); Director,
Born: 1933                                                  Present). Chairman of                    Members Trust Co.
                                                            the Board and Trustee                    (November 2003 -
                                                            of each of the funds                     Present).
                                                            managed by ING
                                                            Investment
                                                            Management Co. LLC
                                                            (November 1998 -
                                                            February 2001).

Roger B. Vincent(3)             Trustee    February 2002 -  President, Springwell          118       Director, AmeriGas
7337 E. Doubletree Ranch Rd.               Present for ING  Corporation (1989 -                      Propane, Inc. (1998 -
Scottsdale, AZ 85258                       Investment       Present). Formerly,                      Present).
Born: 1945                                 Funds, Inc. and  Director Tatham
                                           ING Equity       Offshore, Inc. (1996 -
                                           Trust            2000).

                                           October 1999 -
                                           Present for ING
                                           Mayflower
                                           Trust

Richard A. Wedemeyer(2)         Trustee    February 2001 -  Retired. Mr. Wedemeyer         118       Touchstone Consulting
7337 E. Doubletree Ranch Rd.               Present          was formerly Vice                        Group (1997 - Present);
Scottsdale, AZ 85258                                        President - Finance and                  Jim Hensen Legacy
Born: 1936                                                  Administration, Channel                  (1994 - Present).
                                                            Corporation (June 1996 -
                                                            April 2002).

                                               TERM OF                                  NUMBER OF
                                             OFFICE AND          PRINCIPAL            PORTFOLIOS IN           OTHER
                              POSITION(S)     LENGTH OF        OCCUPATION(S)           FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH        TIME             DURING THE              OVERSEEN            HELD BY
          AND AGE                TRUST        SERVED(1)        PAST FIVE YEARS          BY TRUSTEE           TRUSTEE
          -------                -----        ---------        ---------------          ----------           -------
TRUSTEES WHO ARE "INTERESTED
  PERSONS"

Thomas J. McInerney(4)          Trustee    February 2001 -  Chief Executive Officer,       171       Director, Equitable Life
7337 E. Doubletree Ranch Rd.               Present          ING U.S. Financial                       Insurance Co., Golden
Scottsdale, AZ 85258                                        Services (September 2001                 American Life Insurance
Born: 1956                                                  - Present); General                      Co., Life Insurance
                                                            Manager and Chief                        Company of Georgia,
                                                            Executive Officer, ING                   Midwestern United Life
                                                            U.S. Worksite Financial                  Insurance Co., ReliaStar
                                                            Services (December 2000                  Life Insurance Co.,
                                                            - Present); Member ING                   Security Life of Denver,
                                                            Americas Executive                       Security Connecticut
                                                            Committee (2001 -                        Life Insurance Co.,
                                                            Present); President,                     Southland Life
                                                            Chief Executive Officer                  Insurance Co., USG
                                                            and Director of Northern                 Annuity and Life
                                                            Life Insurance Company                   Company, and United
                                                            (March 2001 - October                    Life and Annuity
                                                            2002), ING Aeltus                        Insurance Co. Inc
                                                            Holding Company, Inc.                    (March 2001 - Present);
                                                            (2000 - Present), ING                    Member of the Board,
                                                            Retail Holding Company                   Bushnell Performing
                                                            (1998 - Present), ING                    Arts Center; St. Francis
                                                            Life Insurance and                       Hospital; National
                                                            Annuity Company                          Conference of
                                                            (September 1997 -                        Community Justice; and
                                                            November 2002) and ING                   Metro Atlanta Chamber
                                                            Retirement Holdings,                     of Commerce.
                                                            Inc. (1997 - Present).
                                                            Formerly, General
                                                            Manager and Chief
                                                            Executive Officer, ING
                                                            Worksite Division
                                                            (December 2000 - October
                                                            2001), President
                                                            ING-SCI, Inc. (August
                                                            1997 - December 2000);
                                                            President, Aetna
                                                            Financial Services
                                                            (August 1997 - December
                                                            2000).

                                               TERM OF                                  NUMBER OF
                                             OFFICE AND          PRINCIPAL            PORTFOLIOS IN           OTHER
                              POSITION(S)     LENGTH OF        OCCUPATION(S)           FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH        TIME             DURING THE              OVERSEEN            HELD BY
          AND AGE                TRUST        SERVED(1)        PAST FIVE YEARS          BY TRUSTEE           TRUSTEE
          -------                -----        ---------        ---------------          ----------           -------
John G. Turner(5)               Trustee    October 1999 -   Chairman, Hillcrest            118       Director, Hormel Foods
7337 E. Doubletree Ranch Rd.               Present          Capital Partners (May                    Corporation
Scottsdale, AZ 85258                                        2002 - Present); Mr.                     (March 2000 - Present);
Born: 1939                                                  Turner was formerly Vice                 Shopko Stores, Inc.
                                                            Chairman of ING Americas                 (August 1999 - Present);
                                                            (2000 - 2002); Chairman                  and M.A. Mortenson
                                                            and Chief Executive                      Company (March 2002 -
                                                            Officer of ReliaStar                     Present); Conseco, Inc.
                                                            Financial Corp. and                      (September 2003 -
                                                            ReliaStar Life Insurance                 Present).
                                                            Company (1993 - 2000);
                                                            Chairman of ReliaStar
                                                            United Services Life
                                                            Insurance Company (1995
                                                            - 1998); Chairman of
                                                            ReliaStar Life Insurance
                                                            Company of New York
                                                            (1995 - 2001); Chairman
                                                            of Northern Life
                                                            Insurance Company (1992
                                                            - 2001); Chairman and
                                                            Trustee of the Northstar
                                                            affiliated investment
                                                            companies (1993 - 2001)
                                                            and Director, Northstar
                                                            Investment Management
                                                            Corporation and its
                                                            affiliates (1993 -
                                                            1999).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Valuation Committee member.
(3) Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.
(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                                                                                       PRINCIPAL
                                                          TERM OF OFFICE             OCCUPATION(S)
       NAME, ADDRESS               POSITION(S)            AND LENGTH OF               DURING THE
          AND AGE              HELD WITH THE TRUST        TIME SERVED(1)            PAST FIVE YEARS
          -------              -------------------        --------------            ---------------
OFFICERS:

James M. Hennessy             President and Chief    February 2001 to           President and Chief
7337 E. Doubletree Ranch Rd.  Executive Officer      Present                    Executive Officer, ING
Scottsdale, AZ 85258                                                            Investments, LLC(2)
Born: 1949                    Chief Operating        July 2000 to Present       (December 2001 -
                              Officer                                           Present). Formerly,
                                                                                Senior Executive Vice
                                                                                President and Chief
                                                                                Operating Officer, ING
                                                                                Investments, LLC(2)
                                                                                (April 1995 - December
                                                                                2000); and Executive
                                                                                Vice President, ING
                                                                                Investments, LLC(2) (May
                                                                                1998 - June 2000).

Stanley D. Vyner              Executive Vice         July 1996 - Present        Executive Vice
7337 E. Doubletree Ranch Rd.  President              for ING Investment         President, ING
Scottsdale, Arizona 85258                            Funds, Inc.                Investments, LLC(2) and
Born: 1950                                                                      certain of its
                                                     February 2002 -            affiliates (July 2000 -
                                                     Present for ING Equity     Present) and Chief
                                                     Trust                      Investment Risk Officer
                                                                                (June 2003 - Present);
                                                                                Formerly, Chief
                                                                                Investment Officer for
                                                                                the International
                                                                                Portfolios, ING
                                                                                Investments, LLC(2)
                                                                                (July 1996 - June 2003);
                                                                                and President and Chief
                                                                                Executive Officer, ING
                                                                                Investments, LLC(2)
                                                                                (August 1996 - August
                                                                                2000).

Michael J. Roland             Executive Vice         February 2002 -            Executive Vice
7337 E. Doubletree Ranch Rd.  President and          Present                    President, Chief
Scottsdale, AZ 85258          Assistant Secretary                               Financial Officer and
Born: 1958                                                                      Treasurer, ING
                              Principal Financial    August 1998 - Present      Investments, LLC(2)
                              Officer                for ING Investment         (December 2001 -
                                                     Funds, Inc.                Present). Formerly,
                                                                                Senior Vice President,
                                                     November 1999 -            ING Investments, LLC(2)
                                                     Present for ING Equity     (June 1998 - December
                                                     Trust                      2001).

Robert S. Naka                Senior Vice President  November 1999 -            Senior Vice President
7337 E. Doubletree Ranch Rd.                         Present                    and Assistant Secretary,
Scottsdale, AZ 85258          Assistant Secretary                               ING Investments, LLC(2)
Born: 1963                                           July 1996 - Present        (October 2001 -
                                                     for ING Investment         Present). Formerly,
                                                     Funds, Inc.                Senior Vice President
                                                                                and Assistant Secretary,
                                                     November 1999 -            ING Funds Services,
                                                     Present for ING Equity     LLC(3) (February 1997 -
                                                     Trust                      August 1999).

Kimberly A. Anderson          Senior Vice President  November 2003 -            Senior Vice President
7337 E. Doubletree Ranch Rd.                         Present                    and Assistant Secretary,
Scottsdale, AZ 85258                                                            ING Investments, LLC(2)
Born: 1964                                                                      (October 2003 -
                                                                                Present). Formerly, Vice
                                                                                President and Assistant
                                                                                Secretary, ING
                                                                                Investments, LLC(2)
                                                                                (October 2001 - October
                                                                                2003); Secretary, ING
                                                                                Investments, LLC(2)
                                                                                (October 2001 - August
                                                                                2003); Assistant Vice
                                                                                President, ING Funds
                                                                                Services, LLC(3)
                                                                                (November 1999 - January
                                                                                2001); and has held
                                                                                various other positions
                                                                                with ING Funds Services,
                                                                                LLC(3) for more than the
                                                                                last five years.

                                                                                       PRINCIPAL
                                                          TERM OF OFFICE             OCCUPATION(S)
       NAME, ADDRESS               POSITION(S)            AND LENGTH OF               DURING THE
          AND AGE              HELD WITH THE TRUST        TIME SERVED(1)            PAST FIVE YEARS
          -------              -------------------        --------------            ---------------
Robyn L. Ichilov              Vice President         November 1997 -            Vice President, ING
7337 E. Doubletree Ranch Rd.                         Present for ING            Funds Services, LLC(3)
Scottsdale, AZ 85258                                 Investment Funds, Inc.     (October 2001 - Present)
Born: 1967                                                                      and ING Investments,
                                                     November 1999 -            LLC(2) (August 1997 -
                                                     Present for ING Equity     Present).
                                                     Trust

                                                     May 1998 - Present
                              Treasurer              for ING Investment
                                                     Funds, Inc.

                                                     November 1999 -
                                                     Present for ING Equity
                                                     Trust

J. David Greenwald            Vice President         August 2003 -              Vice President of Mutual
7337 E. Doubletree Ranch Rd.                         June 2004                  Fund Compliance of ING
Scottsdale, Arizona 85258                                                       Funds Services, LLC (May
Born: 1957                                                                      2003 - June 2004).
                                                                                Formerly Assistant
                                                                                Treasurer and Director
                                                                                of Mutual Fund
                                                                                Compliance and
                                                                                Operations of American
                                                                                Skandia, A Prudential
                                                                                Financial Company
                                                                                (October 1996 - May
                                                                                2003).

Lauren D. Bensinger           Vice President         February 2003 -            Vice President and Chief
7337 E. Doubletree Ranch Rd.                         Present                    Compliance Officer, ING
Scottsdale, Arizona 85258                                                       Funds Distributor,
Born: 1954                                                                      LLC(4) (July 1995 -
                                                                                Present); Vice President
                                                                                (February 1996 -
                                                                                Present) and Chief
                                                                                Compliance Officer
                                                                                (October 2001 -
                                                                                Present), ING
                                                                                Investments, LLC(2).

Todd Modic                    Vice President         August 2003 - Present      Vice President of
7337 E. Doubletree Ranch Rd.                                                    Financial Reporting -
Scottsdale, AZ 85258                                                            Fund Accounting of ING
Born: 1967                                                                      Fund Services, LLC(3)
                                                                                (September 2002 -
                                                                                Present). Formerly,
                                                                                Director of Financial
                                                                                Reporting, ING
                                                                                Investments, LLC(2)
                                                                                (March 2001 - September
                                                                                2002); Director of
                                                                                Financial Reporting,
                                                                                Axient Communications,
                                                                                Inc. (May 2000 - January
                                                                                2001); and Director of
                                                                                Finance, Rural/Metro
                                                                                Corporation (March 1995
                                                                                - May 2000).

                                                                                       PRINCIPAL
                                                          TERM OF OFFICE             OCCUPATION(S)
       NAME, ADDRESS               POSITION(S)            AND LENGTH OF               DURING THE
          AND AGE              HELD WITH THE TRUST        TIME SERVED(1)            PAST FIVE YEARS
          -------              -------------------        --------------            ---------------
Huey P. Falgout, Jr.          Secretary              August 2003 - Present      Chief Counsel, ING U.S.
7337 E. Doubletree Ranch Rd.                                                    Financial Services
Scottsdale, Arizona 85258                                                       (September 2003 -
Born: 1963                                                                      Present). Formerly,
                                                                                Counsel, ING U.S.
                                                                                Financial Services
                                                                                (November 2002 -
                                                                                September 2003); and
                                                                                Associate General
                                                                                Counsel of AIG American
                                                                                General (January 1999 -
                                                                                November 2002).

Susan P. Kinens               Assistant Vice         February 2003 -            Assistant Vice President
7337 E. Doubletree Ranch Rd.  President and          Present                    and Assistant Secretary,
Scottsdale, AZ 85258          Assistant Secretary                               ING Funds Services, LLC
Born: 1976                                                                      (December 2002 -
                                                                                Present); and has held
                                                                                various other positions
                                                                                with ING Funds Services,
                                                                                LLC for more than the
                                                                                last five years.

Maria M. Anderson             Assistant Vice         August 2001 - Present      Assistant Vice President
7337 E. Doubletree Ranch Rd.  President                                         of ING Funds Services,
Scottsdale, AZ 85258                                                            LLC (since October
Born: 1958                                                                      2001). Formerly, Manager
                                                                                of Fund Accounting and
                                                                                Fund Compliance, ING
                                                                                Investments, LLC
                                                                                (September 1999 to
                                                                                November 2001); and
                                                                                Section Manager of Fund
                                                                                Accounting, Stein Roe
                                                                                Mutual Funds (July 1998
                                                                                - August 1999).

Theresa Kelety                Assistant Secretary    August 2003 - Present      Counsel, ING U.S.
7337 E. Doubletree Ranch Rd.                                                    Financial Services
Scottsdale, Arizona 85258                                                       (April 2003 - Present).
Born: 1963                                                                      Formerly, Senior
                                                                                Associate with Shearman
                                                                                & Sterling (February
                                                                                2000 - April 2003); and
                                                                                Associate with
                                                                                Sutherland Asbill &
                                                                                Brennan (1996 - February
                                                                                2000).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

INTERNATIONAL EQUITY FUNDS
     ING Emerging Countries Fund
     ING Foreign Fund
     ING International Fund
     ING International Growth Fund
     ING International SmallCap Growth Fund
     ING International Value Fund
     ING Precious Metals Fund
     ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
     ING Global Equity Dividend Fund
     ING Global Real Estate Fund
     ING Worldwide Growth Fund

DOMESTIC EQUITY GROWTH FUNDS
     ING Growth Fund
     ING Growth + Value Fund
     ING Growth Opportunities Fund
     ING LargeCap Growth Fund
     ING MidCap Opportunities Fund
     ING SmallCap Opportunities Fund
     ING Small Company Fund
     ING Technology Fund
     ING Disciplined LargeCap Fund

DOMESTIC EQUITY INDEX FUNDS
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
     ING Financial Services Fund
     ING MagnaCap Fund
     ING Tax Efficient Equity Fund
     ING Value Opportunity Fund
     ING SmallCap Value Fund
     ING MidCap Value Fund

DOMESTIC EQUITY GROWTH AND INCOME FUNDS
     ING Equity and Bond Fund
     ING Convertible Fund
     ING Real Estate Fund
     ING Balanced Fund
     ING Growth and Income Fund

FIXED INCOME FUNDS
     ING Bond Fund
     ING Classic Money Market Fund*
     ING Government Fund
     ING GNMA Income Fund
     ING High Yield Opportunity Fund
     ING High Yield Bond Fund
     ING Intermediate Bond Fund
     ING Lexington Money Market Trust*
     ING National Tax Exempt Bond Fund
     ING Money Market Fund*
     ING Aeltus Money Market Fund*
     ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUND
     ING Prime Rate Trust
     ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110

FOR MORE COMPLETE INFORMATION, OR TO OBTAIN A PROSPECTUS ON ANY ING FUND, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR ING FUNDS DISTRIBUTOR, LLC AT (800) 992-0180 OR LOG ON TO www.ingfunds.com. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS INFORMATION AND OTHER INFORMATION ABOUT THE FUND. THE FUNDS' PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE FUNDS' WEBSITE AT www.ingfunds.com AND ON THE SEC'S WEBSITE AT www.sec.gov.

[ING FUNDS LOGO]
                                                   PRAR-DEABCM     (0504-073004)

ANNUAL REPORT

ANNUAL REPORT


MAY 31, 2004
CLASSES I AND Q

DOMESTIC EQUITY GROWTH FUNDS

ING LARGECAP GROWTH FUND
ING MIDCAP OPPORTUNITIES FUND
ING SMALLCAP OPPORTUNITIES FUND
ING DISCIPLINED LARGECAP FUND

DOMESTIC EQUITY VALUE FUNDS

ING MAGNACAP FUND
ING MIDCAP VALUE FUND
ING SMALLCAP VALUE FUND

DOMESTIC EQUITY AND INCOME FUNDS

ING CONVERTIBLE FUND
ING EQUITY AND BOND FUND
ING REAL ESTATE FUND

[GRAPHIC]


[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                       1
Market Perspective                                                       3
Portfolio Managers' Reports                                              6
   Domestic Equity Growth Funds                                          6
   Domestic Equity Value Funds                                          14
   Domestic Equity and Income Funds                                     20
Report of Independent Registered Public Accounting Firm                 26
Statements of Assets and Liabilities                                    27
Statements of Operations                                                33
Statements of Changes in Net Assets                                     36
Financial Highlights                                                    42
Notes to Financial Statements                                           52
Portfolios of Investments                                               68
Shareholder Meeting Information                                         94
Tax Information                                                         95
Trustee and Officer Information                                         96

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
June 9, 2004

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                     MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

OVERVIEW

In our semi-annual report we discussed strong markets in risky asset classes as investors grew increasingly confident of economic recovery in a comparatively peaceful world.

GLOBAL EQUITIES secured the first positive returns in three years in 2003 with a very strong last month; however, by the end of May 2004 markets had added little more. For the whole six months, global stocks returned 7.7% based on the Morgan Stanley Capital International ("MSCI") World Index(1). Of this only about 0.85% was due to currency movements.

Among CURRENCIES, the dollar occupied the financial spotlight for much of the period. Impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro reached its all time record value against the dollar of just under $1.30 in mid February, but then slipped back as interest rate differentials started moving in the greenback's favor. For the six months ended May 31, 2004, the euro appreciated just 2.0% against the dollar. The Japanese yen ("Y") actually fell by 1.0% against the dollar, and it was a bumpier path. The difference was the Bank of Japan, which aggressively spent billions not just to arrest the yen's ascent, but also to drive it lower. The yen soared to a four-year high of less than Y104 at one point before retreating for the same reasons as the euro, causing the Bank abruptly to stop its intervention. It had bought around $144 billion in the first quarter, not far short of the astonishing $180 billion total for 2003.

FIXED INCOME MARKET

Among U.S. FIXED INCOME classes, the six months were somewhat kinder to investment grade bonds than earlier months had been, as the apparent absence of any inflationary pressures led to the belief that until they appeared, the Federal Reserve would not raise interest rates. But by the end of May, inflationary signals were commonplace and all fixed income classes were suffering. For the six months ended May 31, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned 0.60%, less than the average coupon. Within this, the Lehman Brothers Corporate Index(3) returned 0.43% for the period and the Lehman Brothers Treasury Bond Index(4) returned 0.28%. As in the first six months, High Yield Bonds were more profitable, but to nothing like the same degree: the Lehman Brothers U.S. Corporate High Yield Bond Index(5) rose 2.19%.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market returned 6.8% in the six months ended May 31, 2004, based on the S&P 500 Index(6) including dividends. This implies a Price to Earnings ("P/E") level of just over 17 times 2004 earnings. Valuation levels after the tremendous rally since March 2003 were a continual cause for concern. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand had come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy even with very tame inflation. Corporate profits had improved and balance sheets have been repaired, without question, but this in large measure had been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below 400,000. This restrained employment costs because the number of employees had been kept down and along with it their wage bargaining power. Many commentators argued that all of these bullish forces were unsustainable. The new year was rung in with manufacturing and service industry activity as well as factory orders rising to multi-year high levels in February, mostly held on to in March. Fourth quarter 2003 GDP growth was finalized at a strong 4.1%, confirming much improved corporate profits and investment. Productivity for all of 2003 was robust at 4.4%. And therein lay the concern that would not go away: the recovery had still carried a distinctly jobless look about it. In all, only 134,000 new jobs had been reported in the first quarter 2004, less than the monthly amount needed to cover the natural increase in the workforce alone. March ended with consumer confidence slipping and all eyes on the next employment report two days later. It arrived with a bang as 308,000 jobs were reported as having been created in March, with the numbers for earlier months revised up. Initially stock prices rose. At last the final piece in the recovery puzzle, jobs growth, was being put in place. But as the month wore on, a new source of unease emerged as signs of inflation were seen within successive economic reports. The first quarter 2004 GDP report indicated not only a healthy 4.2% annual rate of growth, but also an underlying core inflation rate of 2.0%. At this level, the real Federal Funds rate was MINUS 1.0%, surely

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

not sustainable for long. The mounting evidence of inflation had already started to weigh on markets and although the S&P 500 entered the last week of April in positive territory for the month, losses on the last three trading days wiped out those and almost all of 2004's gains at the same time. The days of tiny short interest rates that had done so much to fuel the rally were numbered. Another very strong employment report on the first Friday in May 2004 set the tone for the month. As in April, one positive economic report after another continued to show that inflation was on the rise, albeit to levels that were still not problematic. However with the Federal Funds rate at just 1.0%, real interest rates were becoming ever more negative, while the economy was growing at well over 4.0%. This was an increasingly unstable situation. Sharply rising oil prices reached a multi-year high in May and added to inflationary concerns. It was no surprise when Federal Open Market Committee (FOMC) Chairman Greenspan said, "accommodation can be removed at a pace that is likely to be measured". However, many also believed that policy was now "behind the curve", i.e. not moving as fast as economic trends required. Commentators reflected how rising interest rates were not necessarily bad for stocks; it was waiting for the process to start that depressed markets. By the end of May, futures markets were suggesting there was barely a month left to wait.

INTERNATIONAL MARKETS

In international markets, JAPAN rose 12.5% in dollars during the six months ended May 31, 2004, according to the MSCI Japan Index(7). In the final weeks of 2003, commentators had described a recovering economy led by trade and not much else. Prices were still falling; the national core price index has been in broad decline since April 1998. But as 2004 progressed it seemed that, at last, there were signs that Japanese business and the economy were coming out of decade long stagnation. GDP growth for the fourth quarter 2003 was reported at a remarkable 1.6% over the previous quarter, the best in 13 years. This was followed by 1.4% for the first quarter 2004. Importantly this was mostly due to domestic business investment and consumer spending rather than foreign demand. But while the contribution of household spending was healthy, it was well recognized that exports were the source and their beneficial effect was spilling over into the rest of the economy. So when, in May, the Chinese government announced that it would take steps to cool its over heating economy, Japanese stocks fell about 5.0%, since about 32.0% of Japan's exports go to China.

EUROPEAN EX UK markets gained 9.1% in dollars during the six months ended May 31, 2004, according to the MSCI Europe ex UK Index(8). A shallow European business recovery dependent on exports, vulnerable to a strong euro with little domestic demand in sight was the theme throughout. The Eurozone's GDP only grew by 0.4% in 2003 over 2002, with just 1.6% expected for 2004. Indeed there was increasing concern that the modest expansion had stalled. Consumer confidence, already fragile because of high unemployment, 8.8% since March 2003, was shaken further by a serious terrorist attack in Spain. Policy initiatives are unlikely as most governments already run excessive deficits, while labor and social security reforms meet bitter political resistance. The saving grace of equities in this region might be their cheapness compared to U.S. stocks, with projected earnings growth at least as good. This depends however on the sustainability of the recovery.

The UK market rose 11.0% in dollars, based on the MSCI UK Index(9), but more than half of this was due to the strength of the pound as rising interest rates attracted yield hungry inflows. By the end of 2003, as in other regions, UK business and economic prospects had improved. However it was more than just export-led, as services, manufacturing and construction were all accelerating, while the unemployment rate fell successively to 4.8%, the lowest in decades. GDP growth in the last quarter 2003 was confirmed at 0.9% over the previous quarter. If the first quarter GDP growth estimate of 2.6% annualized was slightly disappointing, it should be noted that the UK's European neighbors would be elated at such a figure. In November 2003, the Bank of England became the first of the world's major central banks to raise interest rates. It would do so twice more, to 4.25%, before the end of May 2004. These increases we've done in order to address persistent concerns about two major imbalances in the economy: a housing price bubble and over

                                     MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2004

indebted households sitting on top of it. Both of these imbalances leave the UK economy vulnerable to sharp contraction if allowed to go much further, but at the same time they leave the Bank of England with a delicate policy balancing act to execute.

----------
(1) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The STANDARD & POOR'S (S&P) 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8) The MSCI EUROPE ex UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUNDS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO www.ingfunds.com TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

ING LARGECAP GROWTH FUND                              PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGER: Effective June 2, 2003, Wellington Management Company, LLP became the Sub-Adviser. Andrew J. Shilling, CFA, Senior Vice President and Partner is the portfolio manager.

GOAL: The ING LargeCap Growth Fund (the "Fund") seeks long-term capital appreciation.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class I shares provided a total return of 27.06% compared to 18.02% for the Russell 1000 Growth Index(1) and 18.32% for the Standard & Poor's (S&P) 500 Index(2).

PORTFOLIO SPECIFICS: During the year ended May 31, 2004, all ten sectors of the Russell 1000 Growth Index posted double-digit positive returns. Returns in the Telecommunications Services sector led the way by a wide margin, followed by Utilities and Materials. Over the period, there was a market rotation, as initial attention on more aggressive sectors subsequently gave way to a greater focus on valuation. Small and mid cap stocks outperformed large cap stocks, and value stocks slightly outperformed growth stocks during this time.

Our investment approach is very much a "bottom-up" process; we pick stocks one at a time based on the fundamentals of each holding. We seek undervalued growth companies with sustainable growth potential as exhibited by characteristics such as competitive advantage, strong financial position, and a proven management team. The Fund's industry weights are a fall-out of our "bottom-up" investment process.

During the period, strong stock selection was the driver of Fund outperformance versus the Russell 1000 Growth Index. Relative stock selection was strongest in the Information Technology sector, led by our position in Internet content provider Yahoo!, Inc., software security holding Symantec Corp., and wireless device company Research in Motion Ltd. The Fund's returns in the Financials sector also strongly outpaced the Russell 1000 Growth Index returns, led by our holdings in mortgage finance company Countrywide Financial Corp. We believe that the market has misunderstood the true potential of this company. While upwards trends in interest rates may cause some investors angst, the company is likely to show compelling market share gains.

With regards to absolute Fund returns, Yahoo!, Inc. and Countrywide Financial Corp. were top contributors during the period. Other key contributors were Industrials sector holding Apollo Group, Inc. and Consumer Discretionary name eBay Inc.,. Apollo Group, Inc. benefited from the secular trend of rising demand for higher education coupled with limited supply growth. eBay Inc., benefited from its strong cash generating capabilities and its dominant market position. Overall, the Information Technology sector was a top driver of Fund returns, followed by the Financials sectors.

Our lack of representation among high-returning Telecommunications Services names, marked by acquisition activity later in the period, detracted slightly from relative performance. Across all stocks owned in the Fund, the largest drag on absolute Fund returns was SeaGate Technology. Despite strong prospective unit demand, worse than anticipated competitive dynamics lead to disappointing pricing and margins for the company. The position was eliminated from the Fund as of period end.

MARKET OUTLOOK: Although the economy continues to march along at a healthy level, the economic up cycle is beginning its maturation phase. We are in the midst of maximum year-over-year GDP growth, and the second half's rate should moderate somewhat. As we continue into the later stages of economic recovery, we believe investors will become less interested in economically sensitive areas. Given our orientation toward market-share-gaining companies with strong organic growth, we believe the Fund is well positioned for this phase of the market cycle.

Our strategy is to build a diversified portfolio on a stock-by-stock basis, identifying companies with sustainable strong revenue, earnings, and cash flow growth. Currently, this results in an overweight position in the Information Technology, Financials and Consumer Discretionary sectors. The Fund is now underweight the Industrials and Health Care sectors, while having no holdings in Consumer Staples, Energy, Materials, Telecommunications Services or
Utilities.

PORTFOLIO MANAGERS' REPORT                              ING LARGECAP GROWTH FUND

[CHART]

                ING LARGECAP GROWTH FUND CLASS I        RUSSELL 1000 GROWTH INDEX       S&P 500 INDEX
1/8/2002                   $ 1,000,000                          $ 1,000,000              $ 1,000,000
5/31/2002                  $   804,700                          $   872,982              $   935,017
5/31/2003                  $   699,600                          $   804,453              $   859,830
5/31/2004                  $ 1,168,900                          $   949,448              $ 1,017,374

                                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                          PERIODS ENDED MAY 31, 2004
                                          ---------------------------------------------------------
                                                                 SINCE INCEPTION    SINCE INCEPTION
                                                                   OF CLASS I         OF CLASS Q
                                          1 YEAR      5 YEAR     JANUARY 8, 2002     JULY 21, 1997
                                          ------      ------     ---------------    ---------------
   Class I                                27.06%         --         (4.83)%               --
   Class Q                                26.74%      (6.52)%          --               6.67%
   Russell 1000 Growth Index(1)           18.02%      (5.44)%       (2.12)%(3)          1.21%(4)
   S&P 500 Index(2)                       18.32%      (1.51)%        0.72%(3)           3.93%(4)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the Russell 1000 Growth Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(2) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(3)  Since inception performance for index is shown from January 1, 2002.

(4)  Since inception performance for index is shown from August 1, 1997.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. The Fund invests in companies that the portfolio managers believe have the potential for rapid growth, which may give the Fund a higher risk of price volatility and less liquidity than a fund that emphasizes other styles. The Fund may invest in mid-sized companies, which may be more susceptible to price swings than larger companies. International investing does pose special risks including currency fluctuations, economical and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Exchange Traded Index Funds (ETF) present risks similar to those of an investment in the underlying securities held by the ETF. Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The use of certain derivatives may increase the volatility of the Fund.

ING MIDCAP OPPORTUNITIES FUND                         PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew Price, CFA and David Campbell, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING MidCap Opportunities Fund (the "Fund") seeks long-term capital appreciation.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class I shares provided a total return of 19.36% compared to 27.12% for the Russell MidCap Growth Index(1) and 27.18% for the Russell MidCap Index(2).

PORTFOLIO SPECIFICS: The portfolio management team focuses on three key investment factors in their search for attractive mid-capitalization companies: positive earnings growth, positive relative price strength, and reasonable valuation characteristics. During the fiscal year ended May 31, 2004, these characteristics did not fully support positive relative performance, in fact, throughout much of the year, companies with negative earnings growth generally outperformed those with a rising stream of reported earnings. A combination of sector allocation and weak stock selection contributed to the underperformance. Our overweight position in energy and underweight in the telecom sector hurt performance. In the consumer discretionary sector, positions that detracted from performance were InterActive Corp., Cost Plus, Inc., CBRL Group, Inc., and Mattel, Inc., while poorly performing energy positions included Patterson-UTI Energy, Inc., BJ Services Co., and Nabors Industries Ltd. Stock selection in consumer staples and industrials was also disappointing. The single largest detractor was MedImmune, Inc. On the other hand, many holdings experienced sharp price increases and contributed to the Fund's overall performance, including Chico's FAS, Inc., Career Education Corp., AdvancePCS, Inc., and Gen-Probe, Inc.

MARKET OUTLOOK: The equity markets have posted positive results for the first several months of 2004, but much of the enthusiasm and speculation that was seen in 2003 is not nearly as evident this year. In our view, the outlook for equity prices remains favorable. Despite a gradual Federal Reserve tightening of monetary policy, slightly higher inflation, and a difficult worldwide geopolitical situation, earnings multiples remain reasonable and corporate profits still remain in an uptrend. Clearly, investors are undecided as to the outcome of the November presidential election and the eventual winner's impact on the economy, stock market and global situation. As a result, we believe that the market indices may remain in a reasonably narrow range with an upward bias for the next few months with mid-cap, higher quality companies fully participating in any market advance. At fiscal year-end, the Fund's largest sector weightings were consumer discretionary, information technology, and health care. These are all sectors in which our investment process has identified companies with the three key performance drivers -- earnings growth, relative price strength and reasonable valuation. As such, we believe the Fund is well positioned to benefit from a positive market environment.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                         ING MIDCAP OPPORTUNITIES FUND

[CHART]

                ING MIDCAP OPPORTUNITIES FUND CLASS I   RUSSELL MIDCAP GROWTH INDEX     RUSSELL MIDCAP INDEX
8/20/98                       $  1,000,000                     $  1,000,000                $  1,000,000
5/31/99                       $  1,553,000                     $  1,452,073                $  1,343,976
5/31/2000                     $  2,625,900                     $  2,086,903                $  1,522,206
5/31/2001                     $  2,018,900                     $  1,580,120                $  1,597,307
5/31/2002                     $  1,548,500                     $  1,309,076                $  1,539,489
5/31/2003                     $  1,416,800                     $  1,232,612                $  1,459,366
5/31/2004                     $  1,691,100                     $  1,566,909                $  1,855,961

                                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                          PERIODS ENDED MAY 31, 2004
                                          ---------------------------------------------------------
                                                                 SINCE INCEPTION    SINCE INCEPTION
                                                                   OF CLASS I         OF CLASS Q
                                          1 YEAR      5 YEAR     AUGUST 20, 1998     APRIL 4, 2000
                                          ------      ------     ---------------    ---------------
   Class I                                19.36%      1.72%          9.51%                 --
   Class Q                                19.43%        --             --              (11.62)%
   Russell MidCap Growth Index(1)         27.12%      1.53%          8.12%(3)          (10.55)%(4)
   Russell MidCap Index(2)                27.18%      6.67%         11.35%(3)            2.99%(4)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the Russell MidCap Growth Index and the Russell MidCap Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Russell MidCap Growth Index consists of those companies included in the Russell MidCap Index with relatively higher price-to-book ratios and higher forecasted growth values with greater than average growth orientation.

(2) The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

(3)  Since inception performance for index is shown from September 1, 1998.

(4)  Since inception performance for index is shown from April 1, 2000.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have the potential for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. Securities of mid-sized companies may be more susceptible to price swings and less liquid than investments in larger companies. From time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all. The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.

ING SMALLCAP OPPORTUNITIES FUND                       PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew Price, CFA and David Campbell, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING SmallCap Opportunities Fund (the "Fund") seeks capital appreciation.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class I shares provided a total return of 24.58% compared to 29.77% for the Russell 2000 Growth Index(1) and 30.29% for the Russell 2000 Index(2).

PORTFOLIO SPECIFICS: The portfolio management team focuses on three key investment factors in their search for attractive small-capitalization companies: positive earnings growth, positive relative price strength, and reasonable valuation characteristics. During the fiscal year ended May 31, 2004, these characteristics did not fully support positive relative performance, in fact, throughout much of the year, companies with negative earnings growth generally outperformed those with a rising stream of reported earnings. Stock selection, especially in the consumer staples, industrials, technology and telecommunication services sectors, contributed to the underperformance. Positions that detracted from performance were Netopia, Inc., Headwaters, Inc., Dobson Communications Corp., and Cray, Inc. On the other hand, many holdings experienced sharp price increases and contributed to the Fund's overall performance, including Cognizant Technology Solutions Corp., Chico's FAS, Inc., Avid Technology, Inc., and VCA Antech, Inc.

MARKET OUTLOOK: The equity markets have posted positive results for the first several months of 2004, but much of the enthusiasm and speculation that was seen in 2003 is not nearly as evident this year. In our view, the outlook for equity prices remains favorable. Despite a gradual Federal Reserve tightening of monetary policy, slightly higher inflation, and a difficult worldwide geopolitical situation, earnings multiples remain reasonable and corporate profits still remain in an uptrend. Clearly, investors are undecided as to the outcome of the November Presidential election and the eventual winner's impact on the economy, stock market, and global situation. As a result, we believe that the market indices may remain in a reasonably narrow range with an upward bias for the next few months with small-cap, higher quality companies fully participating in any market advance. At fiscal year-end, the Fund's largest sector weightings were in information technology, consumer discretionary, and health care. These are all sectors in which our investment process has identified companies with the three key performance drivers -- earnings growth, relative price strength, and reasonable valuation. As such, we believe the Fund is well positioned to benefit from a positive market environment.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                       ING SMALLCAP OPPORTUNITIES FUND

[CHART]

                ING SMALLCAP OPPORTUNITIES FUND CLASS I(a)      RUSSELL 2000 GROWTH INDEX(b)    RUSSELL 2000 INDEX(c)
4/1/99                        $ 1,000,000                                $ 1,000,000                 $ 1,000,000
5/31/99                       $   980,500                                $ 1,090,030                 $ 1,105,529
5/31/2000                     $ 2,041,500                                $ 1,304,660                 $ 1,215,122
5/31/2001                     $ 1,741,100                                $ 1,099,367                 $ 1,284,246
5/31/2002                     $ 1,117,900                                $   925,449                 $ 1,277,778
5/31/2003                     $   848,500                                $   836,669                 $ 1,173,209
5/31/2004                     $ 1,057,100(a)                             $ 1,085,706(b)              $ 1,528,598(c)

                                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                          PERIODS ENDED MAY 31, 2004
                                          ---------------------------------------------------------
                                                                 SINCE INCEPTION    SINCE INCEPTION
                                                                   OF CLASS I         OF CLASS Q
                                          1 YEAR      5 YEAR     APRIL 1, 1999       APRIL 4, 2000
                                          ------      ------     ---------------    ---------------
   Class I                                24.58%       1.51%        1.08%                  --
   Class Q                                24.26%         --           --               (17.24)%
   Russell 2000 Growth Index(1)           29.77%      (0.08)%       1.60%               (8.76)%(3)
   Russell 2000 Index(2)                  30.29%       6.70%        8.56%                2.61%(3)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the Russell 2000 Growth Index and the Russell 2000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)  Since inception performance for index is shown from April 1, 2000.

PRINCIPAL RISK FACTOR(S): While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. From time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or large company stocks or may not favor equities at all. The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.

ING DISCIPLINED LARGECAP FUND                         PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Hugh T.M. Whelan Sr., CFA, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Disciplined LargeCap Fund (the "Fund") seeks capital appreciation.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class I shares provided a total return of 16.45%, compared to 18.32% for the S&P 500 Index(1).

PORTFOLIO SPECIFICS: For the year ended May 31, 2004, the S&P 500 rose a robust 18.32%. During this same time period, there was strong corporate profit, economic, and manufacturing growth. All 10 sectors of the S&P 500 Index put in positive returns. However, the more economically sensitive, cyclical sectors did best. Materials, industrials, and energy were the strong performing sectors, while telecommunication services, health care, and utilities were the weak performing groups. The market during the first eight months of this reporting period was speculative in nature. It was during this eight months that the market rose. The stocks that did well tended to be low quality stocks. The last four months of the reporting period saw investors begin to focus more on fundamentals, in particular earnings, and on concerns about inflation and interest rates. For this four-month period the market was flat.

Our goal is to build portfolios to maximize exposure to companies with strong business momentum and high quality earnings; companies that are attractive based on valuation; and companies that are recognized in the marketplace for their attractive qualities in terms of strong relative performance and positive revisions by analysts. Our earnings quality, as measured by accruals, and valuation factors, particularly within the financials and information sectors, did not contribute to performance. For example, our underweight to Qualcomm, Inc., a richly priced, low quality earnings stock, detracted from performance as it rose 75% over this time frame.

During the last four months of the reporting period, as the market began to demand quality, we recovered roughly half (before fees) of our underperformance relative to the S&P 500 Index that we had incurred during the first eight months of our fiscal year. Factors such as earnings quality and valuation began to reassert their historical effectiveness. Stocks in the health care, financials, energy and utilities sectors contributed positively to performance.

In both these sub-periods and over the whole reporting period, the impact of the Fund's sector allocation was negligible compared to the impact of stock selection.

MARKET OUTLOOK: Recent economic, manufacturing, and jobs reports indicate continued growth with inflation gauges muted, despite surging oil prices. Rising bond yields seemed to have an impact in slowing nascent inflation and hurt big ticket items and new home sales in April, for example. The outlook for second-quarter corporate profits continues to be revised upward by analysts and likely will exceed the increased optimism as it has for the past five quarters boding well for the stock market. The portfolio is currently overweight in the consumer discretionary and energy sectors and underweight in the health care and consumer staples sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                         ING DISCIPLINED LARGECAP FUND

[CHART]

                           ING DISCIPLINED LARGECAP FUND CLASS I   S&P 500 Index
12/30/98                                            $  1,000,000    $  1,000,000
5/31/99                                             $  1,074,000    $  1,064,241
5/31/2000                                           $  1,143,400    $  1,176,593
5/31/2001                                           $  1,006,600    $  1,052,232
5/31/2002                                           $    862,800    $    906,436
5/31/2003                                           $    781,800    $    833,547
5/31/2004                                           $    910,400    $    986,274

                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                       PERIODS ENDED MAY 31, 2004
                               -----------------------------------------
                                                        SINCE INCEPTION
                               1 YEAR       5 YEAR     DECEMBER 30, 1998
                               ------       ------     -----------------
      Class I                   16.45%      (3.25)%          (1.72)%
      S&P 500 Index(1)          18.32%      (1.51)%          (0.25)%(2)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Disciplined LargeCap Fund against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2)  Since inception performance for index is shown from January 1, 1999.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. From time to time, the stock market may not favor the large company growth oriented securities in which the Fund invests.

ING MAGNACAP FUND                                     PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by William
F. Coughlin, CFA, Aeltus Investment Management, Inc.*-- the Sub-Adviser.

GOAL: The ING MagnaCap Fund (the "Fund") seeks growth of capital, with dividend income as a secondary consideration.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class Q shares provided a total return of 18.02% compared to 19.82% for the Russell 1000 Value Index(1).

PORTFOLIO SPECIFICS: The ING MagnaCap Fund underperformed the Russell 1000 Value Index benchmark during the fiscal year ended May 31, 2004. For the twelve month period, favorable sector allocation was more than offset by disappointing stock selection, especially in the financial services sector. With respect to sector allocation, a zero weighting in utilities generated the biggest gain. An overweighted position in the strongly performing industrials sector and underweighting the weak telecommunication services sector also contributed positively to annual results. On the other hand, stock selection in financial services was the most important cause of the Fund's less than benchmark performance as holdings such as Fannie Mae, Freddie Mac, and FleetBoston all negatively impacted results. Other than the financial services sector, overall stock selection was positive, with good results turned in by Intel Corp., General Dynamics Corp., Honeywell Intl., Inc., McDonald's Corp., and Merrill Lynch & Co., Inc.

MARKET OUTLOOK: The equity markets have posted positive results for the first several months of 2004, but much of the enthusiasm and speculation that was seen in 2003 is not nearly as evident this year. In our view, the outlook for equity prices remains favorable. Despite a gradual Federal Reserve tightening of monetary policy, slightly higher inflation, and a difficult worldwide geopolitical situation, earnings multiples remain reasonable and corporate profits still remain in an uptrend. Clearly, investors are undecided as to the outcome of the November Presidential election and the eventual winner's impact on the economy, stock market, and global situation. As a result, we believe that the market indices may remain in a reasonably narrow range for the next few months with large-cap, higher quality companies providing the market's leadership. Given the favorable environment we see ahead for stocks, we believe the Fund is well positioned in high quality, large-capitalization companies with strong balance sheets, low valuations, strong management teams, favorable operating outlooks, and catalysts in place that will, in our opinion, lead to higher share prices.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                                     ING MAGNACAP FUND

[CHART]

                  ING MAGNACAP
                FUND - CLASS Q(a)       RUSSELL 1000 VALUE INDEX(b)     RUSSELL 1000 VALUE INDEX(c)     S&P BARRA VALUE INDEX(d)
11/19/99          $   10,000                    $   10,000                      $   10,000                   $   10,000
5/31/2000         $    9,975                    $   10,084                      $   10,420                   $   10,258
5/31/2001         $    9,482                    $   10,858                      $    9,297                   $   10,988
5/31/2002         $    8,469                    $   10,256                      $    8,057                   $    9,298
5/31/2003         $    7,413                    $    9,450                      $    7,436                   $    8,487
5/31/2004         $    8,768(a)                 $   11,323(b)                   $    8,842(c)                $   10,218(d)

                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                             PERIODS ENDED MAY 31, 2004
                                      -------------------------------------------
                                               SINCE INCEPTION   SINCE INCEPTION
                                                 OF CLASS I        OF CLASS Q
                                      1 YEAR    MARCH 5, 2003   NOVEMBER 19, 1999
                                      ------   ---------------  -----------------
    Class I                            18.26%      30.50%              --
    Class Q                            18.02%         --            (2.86)%
    Russell 1000 Value Index(1)        19.82%      30.15%(5)         2.80%(6)
    Russell 1000 Index(2)              18.91%      28.82%(5)        (2.70)%(6)
    S&P Barra Value Index(3)(4)        20.40%      32.22%(5)         0.73%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the Russell 1000 Value Index, Russell 1000 Index and the S&P Barra Value Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(3) The S&P Barra Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

(4) The Fund invests in value securities that meet the Fund's disciplined investment criteria. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.

(5)  Since inception performance for index is shown from March 1, 2003.

(6)  Since inception performance for index is shown from December 1, 1999.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments. The value of convertible or debt securities may fall when interest rates rise. From time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks, or small company stocks or may not favor equities at all.

ING MIDCAP VALUE FUND                                 PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: Brandes Investment Partners, LLC is the Sub-Adviser. Brandes Mid Cap Investment Comittee is responsible for making the day-to-day investment decisions for the Fund.

GOAL: The ING MidCap Value Fund (the "Fund") seeks long-term capital appreciation generally by investing at least 80% of its assets in equity markets of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class I shares provided a total return of 38.38% compared to 27.19% for the Russell MidCap Value Index(1).

PORTFOLIO SPECIFICS: The Fund's advance during the period was broad-based, with positions in a wide range of industries registering gains. Advances for holdings in auto components and in insurance made the most substantial contribution to returns. Strong performers in these industries included Visteon Corp. and Allmerica Financial Corp.

Positions in communications equipment and in specialty retail also tended to register significant gains. In contrast, holdings in airlines and in food & staples retailing generally declined.

During the period, we eliminated exposure to several holdings as their market prices advanced toward our estimate of their long-term values. For example, we sold Allmerica Financial Corp., Smithfield Foods, Inc., and Avaya, Inc.

We purchased shares of companies such as Winn-Dixie Stores, Inc. and CenturyTel, Inc. at prices that we consider compelling. We also took advantage of attractive prices by adding to select existing holdings.

MARKET OUTLOOK: As of May 31, 2004, the Fund's most substantial industry weightings were in insurance and in auto components. Keep in mind that the Fund's weightings for industries are not the product of "top-down" forecasts or opinions regarding industry growth, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their long-term values. We believe this strategy may provide patient investors with favorable results.

PORTFOLIO MANAGERS' REPORT                                 ING MIDCAP VALUE FUND

[CHART]

                ING MIDCAP VALUE FUND CLASS I   RUSSELL MIDCAP VALUE INDEX
3/4/2002                $ 1,000,000                    $ 1,000,000
5/31/2002               $ 1,009,800                    $ 1,048,830
5/31/2003               $   844,700                    $   988,717
5/31/2004               $ 1,168,900                    $ 1,257,521

                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                 PERIODS ENDED MAY 31, 2004
                                          -----------------------------------------
                                                   SINCE INCEPTION  SINCE INCEPTION
                                                     OF CLASS I        OF CLASS Q
                                          1 YEAR    MARCH 4, 2002    APRIL 17, 2002
                                          ------   ---------------  ---------------
    Class I                                38.38%       7.20%             --
    Class Q                                38.04%         --            5.69%
    Russell MidCap Value Index(1)          27.19%       9.99%(2)       10.72%(3)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING MidCap Value Fund against the Russell MidCap Value Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Russell Midcap Value Index is an index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(2)  Since inception performance for index is shown from March 1, 2002.

(3)  Since inception performance for the index is shown from May 1, 2002.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. In exchange for higher growth potential, investing in stocks of mid-sized companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the mid-cap value securities in which the Fund invests.

                 See accompanying index descriptions on page 28.

ING SMALLCAP VALUE FUND                               PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: Brandes Investment Partners, LLC is the Sub-Adviser. Brandes Small Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

GOAL: The ING SmallCap Value Fund (the "Fund") seeks long-term capital appreciation generally by investing at leat 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class I shares provided a total return of 53.60% compared to the Russell 2000 Value Index(1) and the Russell 2000 Index(2) for which the total returns were 30.81% and 30.29%, respectively.

PORTFOLIO SPECIFICS: The Fund's advance during the period was broad-based, with positions in a wide range of industries registering gains. Advances for holdings in leisure equipment & products and in textiles, apparel & luxury goods made the most substantial contribution to returns. Strong performers in these industries included Midway Games, Inc. and Skechers U.S.A., Inc.

Positions in auto components and in healthcare providers & services also tended to register significant gains. In contrast, holdings in airlines and food & staples retailing declined.

During the period, we eliminated exposure to several holdings as their market prices advanced toward our estimate of their long-term values. For example, we sold Skechers U.S.A., Inc., K2, Inc., and Avaya, Inc.

We purchased shares of companies such as Delta Air Lines, Inc., Winn-Dixie Stores, Inc., and Interstate Bakeries at prices that we consider compelling. We also took advantage of attractive prices by adding to select existing holdings.

MARKET OUTLOOK: As of May 31, 2004, the Fund's most substantial industry weightings were in auto components and in machinery. Keep in mind that the Fund's weightings for industries are not the product of "top-down" forecasts or opinions regarding industry prospects, interest rates, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

PORTFOLIO MANAGERS' REPORT                               ING SMALLCAP VALUE FUND

[CHART]

                ING SMALLCAP VALUE FUND CLASS I      RUSSELL 2000 VALUE INDEX      RUSSELL 2000 INDEX
3/6/2002                $ 1,000,000                        $ 1,000,000                $ 1,000,000
5/31/2002               $ 1,032,000                        $ 1,075,928                $ 1,041,829
5/31/2003               $   934,100                        $   995,266                $   956,569
5/31/2004               $ 1,434,800                        $ 1,301,935                $ 1,246,333

                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                 PERIODS ENDED MAY 31, 2004
                                          -----------------------------------------
                                                   SINCE INCEPTION  SINCE INCEPTION
                                                     OF CLASS I        OF CLASS Q
                                          1 YEAR    MARCH 7, 2002    APRIL 30, 2002
                                          ------   ---------------  ---------------
    Class I                                53.60%      17.50%             --
    Class Q                                53.29%         --           15.03%
    Russell 2000 Value Index(1)            30.81%      12.44%(3)        7.83%(4)
    Russell 2000 Index(2)                  30.29%      10.28%(3)        6.63%(4)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Fund against the Russell 2000 Value Index and Russell 2000 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)  Since inception performance for index is shown from March 1, 2002.

(4)  Since inception performance for index is shown from May 1, 2002.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the small-cap value securities in which the Fund invests.

ING CONVERTIBLE FUND                                  PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Anuradha Sahai, Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Convertible Fund (the "Fund") seeks maximum total return, consisting of capital appreciation and current income.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class Q Shares provided a total return of 14.72% compared to 13.31% and 13.02% for the Merrill Lynch ("ML") Convertible Index(1) and First Boston Convertible Index(2), respectively.

PORTFOLIO SPECIFICS: The Fund was relatively defensively positioned versus its peer group as well as the ML Convertible Index at the beginning of the last twelve months. With the shift in the market orientation, the fund orientation also shifted from its more defensive stance. The adoption of a barbell approach with heavier weights in more defensive bond-like higher income names along with some equity sensitive names having good fundamentals helped the Fund participate more during the rallies. This proved successful as the Fund tended to outperform in general on both down days as well as up days versus its peer group.

As evidenced by the NASDAQ returns, the technology sector was the driver of the majority of the gains in the convertible market due to its heavy weight in the ML Convertible Index. Despite the slight underweighting of the Fund to the benchmark the Fund outperformed in the sector as a result of security selection. Overweighting and security selection also aided the Fund in beating the benchmark handily in the telecom sector, which provided the next best return after technology versus the ML Convertible Index. Security selection was the major driver of performance in the financials, transportation and consumer staples sectors as well. An overweight sensitivity in the materials and energy sectors also benefited the Fund. This was offset by significant underperformance in healthcare, due to underweighting and absence of owning certain biotech names, which multiplied on one-time events. The Fund also underperformed in the consumer discretionary and media sectors, due to the underweighting in these sectors initially. Utilities was the only sector that hurt the Fund as a consequence of overweighting in the sector and exposure to one holding that had pronounced underperformance. Overall, security selection was the key to out performance of the Fund versus the benchmarks as well as the peer group.

MARKET OUTLOOK: US economic indicators continue to improve, but we still believe that equity market valuations nonetheless reflect some over optimism about the strength of the US economic recovery. Inflationary fears, along with geopolitical concerns, decrease the visibility for the financial markets going into the rest of the year.

In these volatile times, we believe convertible securities are attractive relative to comparable asset classes due to their bond floor downside protection while providing equity-like upside. Despite the fear of higher rates, improving balance sheets and lower default risk should keep bond floors from dropping much. We continue to look for companies across the spectrum that will benefit from a gradually recovering economy as we expect the market will likely reward companies that typically profit in the recovery part of the cycle. We are looking to increase our weighting in the consumer cyclical sector to participate in the upside these sectors may witness with the improving economic picture as well as from the benefit of an election year this year. We are also looking to increase our healthcare weighting through active security selection, as the Fund is significantly underweight the sector coming out of the last twelve months. A bottom up approach, which relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy, continues to be the foundation for our investment decisions.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                                  ING CONVERTIBLE FUND

[CHART]

                                                  MERRILL LYNCH           FIRST BOSTON
                ING CONVERTIBLE FUND CLASS Q    CONVERTIBLE INDEX       CONVERTIBLE INDEX
8/31/95                 $  10,000                  $  10,000                $  10,000
5/31/96                 $  11,761                  $  11,343                $  11,194
5/31/97                 $  13,476                  $  12,469                $  11,980
5/31/98                 $  16,485                  $  14,942                $  13,841
5/31/99                 $  20,321                  $  16,494                $  15,267
5/31/2000               $  27,740                  $  20,752                $  19,433
5/31/2001               $  24,619                  $  19,215                $  18,421
5/31/2002               $  21,906                  $  18,229                $  16,937
5/31/2003               $  23,683                  $  19,890                $  18,833
5/31/2004               $  27,168                  $  22,537                $  21,285

                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                      PERIODS ENDED MAY 31, 2004
                                                ---------------------------------------
                                                                        SINCE INCEPTION
                                                1 YEAR       5 YEAR     AUGUST 31, 1995
                                                ------       ------     ---------------
    Class Q                                     14.72%       5.97%         12.09%
    Merrill Lynch Convertible Index(1)          13.31%       6.44%          9.73%(3)
    First Boston Convertible Index(2)           13.02%       6.87%          9.02%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Convertible Fund against the Merrill Lynch Convertible Index and the First Boston Convertible Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Merrill Lynch Convertible Index is a market capitalization-weighted index including all non-mandatory domestic corporate convertible securities with at least an overall par of $50 million market value.

(2) The First Boston Convertible Index is an index representing the universe of convertible securities.

(3)  Since inception performance for index is shown from September 1, 1995.

PRINCIPAL RISK FACTOR(S): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. The Fund also has exposure to financial, market and interst rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may also invest in small and medium sized companies, which may be more susecptible to greater price volatility than larger companies.

ING EQUITY AND BOND FUND                              PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by James A. Vail, CFA, manages the Equity Portfolio, and a team of investment professionals led by James B. Kauffmann manages the Bond Portfolio. Both are with Aeltus Investment Management, Inc.* -- the Sub-Adviser.

GOAL: The ING Equity and Bond Fund (the "Fund") seeks a balance of long-term capital appreciation and current income.

PERFORMANCE: For the year ended May 31, 2004, the Fund's Class Q shares provided a total return of 8.93%, compared to 18.32% for the Standard & Poor's ("S&P") 500 Index(4), -0.44% for the Lehman Brothers Aggregate Bond Index(5), and 10.58% for the Composite Index (60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index).

PORTFOLIO SPECIFICS: Equity performance was aided by our strategy of focusing on holdings that would benefit from an expanding global economy. For example, our positions in Alcoa, Inc. and Freeport-McMoRan Copper & Gold, Inc. performed strongly, with both stocks returning 30% versus the 18.32% for the S&P 500 Index. Also contributing to our strong performance was our position in Hartford Financial Services Group, Inc., which gained 44% in the 12 months ended May 31, 2004. Also contributing positively to results was an underweight position in consumer staples and stock selection within industrials, especially Tyco International Ltd. and Eaton Corp., which had good gains over the period. Performance was hindered by being underweight technology, specifically Cisco Systems, Inc.

In the fixed income component of the Fund, the chief sources of our relative outperformance for the first half of the reporting period were overweights in longer-dated and lower quality investment-grade credits as well as high yield and emerging markets debt. Long-duration credit and low quality credit both outperformed shorter duration and high quality names. An overweight to mortgage-backed securities also boosted excess returns except in July; however, the exposure to mortgage-backed securities varied over the course of the year. We initiated a short duration posture early in the period, which eventually proved beneficial as the economic expansion proved sustainable in 2004. However, our continued overweight to longer-dated and lower-rated corporates was generally negative later in that year. Negative headlines about the government-sponsored enterprises provided many trading opportunities.

MARKET OUTLOOK: We are encouraged by the continued economic expansion both here and overseas. While China is slowing, its growth is still above average and other Asian economics appear to be accelerating. In the United States, job growth has been strong for several months, and the manufacturing sector has begun to improve. Looking ahead, we remain committed to sectors that will benefit from a stronger global expansion. The materials sector has been underinvested for 10 years, and with demand growing, prices should remain above historic medians for the intermediate term. Thus, the Fund will likely remain overweight in basic commodities. The industrials sector, where the Fund is overweight, is seeing both demand and pricing improvements, leading to margin expansion and attractive earning growth. As we move further into this economic expansion, our focus may shift toward later cycle participants, and we have added consumer discretionary names. Overall, however, we see little need for wholesale changes in the portfolio but may implement individual stock changes where valuations warrant. As mentioned, we plan to focus on later cycle sectors in anticipation of greater investor interest later in 2004 and into 2005.

----------
* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

PORTFOLIO MANAGERS' REPORT                              ING EQUITY AND BOND FUND

[CHART]

                                                                                 LEHMAN BROTHERS AGGREGATE
                ING EQUITY AND BOND FUND CLASS Q(a)      S&P 500 INDEX(b)               BOND INDEX(c)
8/31/95                       $  10,000                    $  10,000                     $  10,000
5/31/96                       $  11,233                    $  12,855                     $  10,262
5/31/97                       $  12,245                    $  16,652                     $  11,115
5/31/98                       $  15,530                    $  21,778                     $  12,328
5/31/99                       $  18,159                    $  26,375                     $  12,865
5/31/2000                     $  18,183                    $  29,159                     $  13,136
5/31/2001                     $  18,239                    $  26,077                     $  14,859
5/31/2002                     $  17,231                    $  22,464                     $  16,063
5/31/2003                     $  17,126                    $  20,658                     $  17,923
5/31/2004                     $  18,655(a)                 $  24,443(b)                  $  17,843(c)

                                            S&P BARRA
                  COMPOSITE INDEX (d)     VALUE INDEX(e)
8/31/95             $  10,000             $  10,000
5/31/96             $  11,346             $  12,596
5/31/97             $  13,709             $  15,799
5/31/98             $  16,824             $  20,384
5/31/99             $  19,310             $  23,034
5/31/2000           $  20,741             $  23,628
5/31/2001           $  20,472             $  25,311
5/31/2002           $  19,396             $  21,418
5/31/2003           $  19,406             $  19,548
5/31/2004           $  21,459(d)          $  23,536(e)

                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                        PERIODS ENDED MAY 31, 2004
                                                  ---------------------------------------
                                                                          SINCE INCEPTION
                                                  1 YEAR       5 YEAR     AUGUST 31, 1995
                                                  ------       ------     ---------------
      Class Q                                      8.93%       0.54%           7.38%
      S&P 500 Index                               18.32%      (1.51)%         10.01%(4)
      Lehman Brothers Aggregate Bond Index        (0.44)%      6.76%           6.84%(4)
      Composite Index (60% S&P 500 Index/40%
        Lehman Brothers Aggregate Bond Index)     10.58%       2.13%           9.12%(4)
      S&P Barra Value Index                       20.40%       0.46%           9.67%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity and Bond Fund against the S&P 500 Index, Lehman Brothers Aggregate Bond Index, Composite Index and the S&P Barra Value Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

(3) The S&P Barra Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

(4)  Since inception performance for index is shown from September 1, 1995.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities. The Fund may invest in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. High yields reflect the higher credit risks associated with certain lower-rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. High yield securities and securities of smaller companies may be less liquid and more volatile than other investments. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company, in addition to the expenses of the Fund.

ING REAL ESTATE FUND                                  PORTFOLIO MANAGERS' REPORT

PORTFOLIO MANAGEMENT TEAM: T. Ritson Ferguson, CFA, Managing Director and Chief Investment Officer and Kenneth D. Campbell, Managing Director, ING Clarion Real Estate Securities L.P., the Sub-Adviser.

GOAL: The ING Real Estate Fund (the "Fund") seeks total return.

PERFORMANCE: During the year ended May 31, 2004, the Fund's Class I shares provided a total return of 27.24% compared to 27.91% for the Dow Jones Wilshire Real Estate Securities Index(1).

PORTFOLIO SPECIFICS: Real estate stocks have delivered good returns over the last twelve months. The ING Real Estate Fund's Class A shares underperformed the Dow Jones Wilshire Real Estate Securities Index return of 27.91%. Over the last twelve months, real estate stocks outperformed the S&P 500 index (up 18.32%) and the Lehman Brothers Composite Bond Index (down -1.63%).

Strong returns by sector in the last year were from the hotel, mall, and health care sectors. Our underweighting of the hotel sector in the first half of the last twelve months hurt our relative performance. We were overweight in the mall and health care sectors throughout the past year, and our underweighting in the laggard apartment and industrial sectors also helped performance. At this point, we are generally neutral in our sector allocations, having recently reduced our long-term overweighting of the retail sector.

Real estate stocks have experienced some increased volatility in April and May. Traditionally real estate stock returns have only about 65% of the volatility of the S&P 500 Index and half the volatility of the Russell 2000 Index. REITs have also been a source of consistent and growing current income. Despite the weak economy, REIT dividends increased by about 2% last year. By a margin of 9 to 1, companies increasing their dividends outnumbered those cutting dividends in 2003, demonstrating the durability of real estate company earnings, even in a sluggish real estate environment. Already in 2004, we have seen approximately 42 companies increase their dividends.

MARKET OUTLOOK: With growing evidence that the U.S. economic recovery is gaining strength, the outlook for real estate fundamentals is improving. We look for the earnings growth rate for REITs to nearly double from 4% in 2004 to almost 8% in 2005. Positive earnings growth is expected in every property sector for the first time in two years. The improving earnings outlook should help offset the impact of higher interest rates on REIT stock prices.

As of the end of May, REITs are trading at fair value relative to three broad measures of value. REITs are now trading at Net Asset Value (the estimate of the private market value of a company's real estate assets net of debt), at a 12.2 times forward multiple of earnings before depreciation, and at a 5.6% dividend yield, which represents a 100 basis point spread to the 10-year bond yield.

As long as new stock issuance remains disciplined as it was in 2003, stock prices should improve with earnings growth. The pipeline of Initial Public Offerings (IPOs) is growing but remains modest at less than 2% of the existing real estate company market capitalization. We will likely be discriminating buyers of these new entrants to the public real estate company universe. In the meantime, we expect REITs, which offer relatively high yields and solid earnings prospects, to retain their appeal to investors, given the alternatives.

PORTFOLIO MANAGERS' REPORT                                  ING REAL ESTATE FUND

[CHART]

                                                  DOW JONES WILSHIRE REAL ESTATE
                ING REAL ESTATE FUND CLASS I            SECURITY INDEX
12/31/96                $  1,000,000                     $  1,000,000
5/31/97                 $  1,016,200                     $  1,014,833
5/31/98                 $  1,196,200                     $  1,140,437
5/31/99                 $  1,107,900                     $  1,074,586
5/31/2000               $  1,118,900                     $  1,067,437
5/31/2001               $  1,330,100                     $  1,304,276
5/31/2002               $  1,582,800                     $  1,532,393
5/31/2003               $  1,648,200                     $  1,579,867
5/31/2003               $  2,097,200                     $  2,020,756

                                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                       PERIODS ENDED MAY 31, 2004
                                                ----------------------------------------
                                                                        SINCE INCEPTION
                                                1 YEAR       5 YEAR    DECEMBER 31, 1996
                                                ------       ------    -----------------
         Class I                                 27.24%      13.60%          10.50%
         Dow Jones Wilshire Real Estate
           Security Index(1)                     27.91%      13.46%           9.95%(2)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the Dow Jones Wilshire Real Estate Security Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted.

(2)  Since inception for the index is shown from January 1, 1997.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in real estate equities and volatility due to non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real estate. The Fund primarily invests in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. Risk of concentration - because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. These companies are sensitive to factors such as changes in real estate assets, supply and demand, and the management skill and credit worthiness of the issuer. REITs may also be affected by tax and regulatory requirements. The Fund may invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies. Securities of smaller companies trade in lower volumes and may be less liquid than securities of large, more established companies.

                 See accompanying index descriptions on page 28.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors / Trustees and
Shareholders of
ING Investment Funds, Inc. and ING Equity Trust

We have audited the accompanying statements of assets and liabilities of ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Disciplined LargeCap Fund, ING MagnaCap Fund, ING MidCap Value Fund, ING SmallCap Value Fund, ING Convertible Fund, ING Equity and Bond Fund, and ING Real Estate Fund, including the portfolios of investments, as of May 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods presented herein, and the financial highlights for each of the years or periods presented herein, except for the ING MidCap Opportunities Fund and ING SmallCap Opportunities Fund for which we audited the financial highlights for all periods ended on or after December 31, 2000 and the ING Disciplined LargeCap Fund for which we audited the financial highlights for all periods ended on or after May 31, 2001. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ended prior to January 1, 2000, the financial highlights of MidCap Opportunities Fund and SmallCap Opportunities Fund were audited by other auditors whose report thereon dated February 17, 2000 expressed an unqualified opinion on those financial highlights. For all periods ended prior to November 1, 2000, the financial highlights of ING Disciplined LargeCap Fund were audited by other auditors whose report thereon dated December 5, 2000 expressed an unqualified opinion in those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and indicated as having been audited by us present fairly, in all material respects, the financial position of ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Disciplined LargeCap Fund, ING MagnaCap Fund, ING MidCap Value Fund, ING SmallCap Value Fund, ING Convertible Fund, ING Equity and Bond Fund, and ING Real Estate Fund as of May 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
July 16, 2004

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004

                                                           ING                ING               ING                ING
                                                        LARGECAP            MIDCAP            SMALLCAP          DISCIPLINED
                                                         GROWTH          OPPORTUNITIES      OPPORTUNITIES        LARGECAP
                                                          FUND               FUND               FUND               FUND
                                                          ----               ----               ----               ----
ASSETS:
Investments in securities at value+*                 $   318,705,951    $   465,098,311    $   251,352,116    $    75,124,134
Short-term investments at amortized cost                  70,673,534        122,409,899         62,176,797          3,481,885
Repurchase agreement                                              --          3,854,000          2,331,000            782,000
Cash                                                       1,650,568                121                275                936
Cash collateral for futures                                       --                 --                 --             64,000
Receivables:
     Investment securities sold                            1,739,759          1,636,158          2,713,413          5,519,499
     Fund shares sold                                      7,283,570             92,358             91,957              2,991
     Dividends and interest                                  155,146             93,468             44,773            117,062
Prepaid expenses                                              21,668             44,782             21,036             13,899
Reimbursement due from manager                                 2,200                 --                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
         Total assets                                    400,232,396        593,229,097        318,731,367         85,106,406
                                                     ---------------    ---------------    ---------------    ---------------

LIABILITIES:
Payable for investment securities purchased                1,750,783          4,422,549          2,483,738          4,921,076
Payable for fund shares redeemed                             848,811            801,521            526,461            228,678
Payable for futures variation margin                              --                 --                 --              2,400
Payable upon receipt of securities loaned                 70,673,534        122,409,899         62,176,797          3,481,885
Payable to affiliates                                        426,820            806,870            359,581             93,122
Payable for trustee fees                                       9,398             17,938              7,549              4,403
Other accrued expenses and liabilities                       493,033          1,146,393            407,379            169,969
                                                     ---------------    ---------------    ---------------    ---------------
         Total liabilities                                74,202,379        129,605,170         65,961,505          8,901,533
                                                     ---------------    ---------------    ---------------    ---------------
NET ASSETS                                           $   326,030,017    $   463,623,927    $   252,769,862    $    76,204,873
                                                     ===============    ===============    ===============    ===============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                      $   661,509,324    $   646,875,918    $   540,431,115    $   121,882,327
Accumulated net realized gain (loss) on
   investments and futures                              (387,076,789)      (258,311,248)      (349,769,813)       (51,189,295)
Net unrealized appreciation
   on investments and futures                             51,597,482         75,059,257         62,108,560          5,511,841
                                                     ---------------    ---------------    ---------------    ---------------
NET ASSETS                                           $   326,030,017    $   463,623,927    $   252,769,862    $    76,204,873
                                                     ===============    ===============    ===============    ===============

----------
+ Including securities on loan at value              $    68,755,615    $   120,205,540    $    59,838,204    $     3,357,020
* Cost of investments in securities                  $   267,108,469    $   390,039,054    $   189,243,556    $    69,614,018

                 See Accompanying Notes to Financial Statements

                                                           ING                ING               ING                ING
                                                        LARGECAP            MIDCAP            SMALLCAP          DISCIPLINED
                                                         GROWTH          OPPORTUNITIES      OPPORTUNITIES        LARGECAP
                                                          FUND               FUND               FUND               FUND
                                                          ----               ----               ----               ----
CLASS A:
Net assets                                           $   109,857,866    $   133,363,268    $   105,890,459    $     5,362,230
Shares authorized                                          unlimited          unlimited          unlimited          unlimited
Par value                                            $          0.00    $          0.01    $          0.01    $          0.01
Shares outstanding                                         6,066,483         11,055,804          4,700,468            607,630
Net asset value and redemption price
   per share                                         $         18.11    $         12.06    $         22.53    $          8.82
Maximum offering price per share (5.75%)(1)          $         19.21    $         12.80    $         23.90    $          9.36

CLASS B:
Net assets                                           $   119,658,013    $   191,288,146    $    77,751,059    $    32,847,561
Shares authorized                                          unlimited          unlimited          unlimited          unlimited
Par value                                            $          0.00    $          0.01    $          0.01    $          0.01
Shares outstanding                                         6,810,189         16,505,031          3,741,546          3,869,913
Net asset value and redemption price
   per share(2)                                      $         17.57    $         11.59    $         20.78    $          8.49
Maximum offering price per share                     $         17.57    $         11.59    $         20.78    $          8.49

CLASS C:
Net assets                                           $    53,975,676    $   131,460,854    $    57,139,986    $    15,232,774
Shares authorized                                          unlimited          unlimited          unlimited          unlimited
Par value                                            $          0.00    $          0.01    $          0.01    $          0.01
Shares outstanding                                         3,081,524         11,398,544          2,755,842          1,794,672
Net asset value and redemption price
   per share(2)                                      $         17.52    $         11.53    $         20.73    $          8.49
Maximum offering price per share                     $         17.52    $         11.53    $         20.73    $          8.49

CLASS I:
Net assets                                           $    36,503,765    $     2,614,061    $    11,525,637    $    22,762,308
Shares authorized                                          unlimited          unlimited          unlimited          unlimited
Par value                                            $          0.00    $          0.01    $          0.01    $          0.01
Shares outstanding                                         1,953,203            212,061            506,411          2,532,248
Net asset value and redemption price
   per share                                         $         18.69    $         12.33    $         22.76    $          8.99
Maximum offering price per share                     $         18.69    $         12.33    $         22.76    $          8.99

CLASS Q:
Net assets                                           $     6,034,697    $     4,897,598    $       462,721                n/a
Shares authorized                                          unlimited          unlimited          unlimited                n/a
Par value                                            $          0.00    $          0.01    $          0.01                n/a
Shares outstanding                                           324,840            402,366             20,440                n/a
Net asset value and redemption price
   per share                                         $         18.58    $         12.17    $         22.64                n/a
Maximum offering price per share                     $         18.58    $         12.17    $         22.64                n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price pershare may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004

                                                                              ING               ING
                                                           ING               MIDCAP           SMALLCAP
                                                         MAGNACAP            VALUE             VALUE
                                                           FUND               FUND              FUND
                                                           ----               ----              ----
ASSETS:
Investments in securities at value+*                 $   379,976,642    $   122,688,267    $    85,251,328
Short-term investments at amortized cost                  27,474,101         17,480,183         13,333,256
Repurchase agreement                                       1,287,000                 --                 --
Cash                                                             444          5,017,505          2,769,813
Receivables:
     Investment securities sold                                   --          1,389,775             67,464
     Fund shares sold                                         19,969            972,875          6,985,180
     Dividends and interest                                  669,104            207,670            116,961
Prepaid expenses                                              34,768             21,923             20,480
                                                     ---------------    ---------------    ---------------
         Total assets                                    409,462,028        147,778,198        108,544,482
                                                     ---------------    ---------------    ---------------

LIABILITIES:
Payable for investment securities purchased                       --          2,157,067                 --
Payable for fund shares redeemed                             260,900            184,524            123,447
Payable upon receipt of securities loaned                 27,474,101         17,480,183         13,333,256
Payable to affiliates                                        373,805            234,997            151,023
Payable for trustee fees                                      56,472              1,079              1,980
Other accrued expenses and liabilities                       609,710             74,373             66,878
                                                     ---------------    ---------------    ---------------
         Total liabilities                                28,774,988         20,132,223         13,676,584
                                                     ---------------    ---------------    ---------------
NET ASSETS                                           $   380,687,040    $   127,645,975    $    94,867,898
                                                     ===============    ===============    ===============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                      $   400,911,226    $   119,502,661    $    82,997,962
Undistributed net investment income
   (accumulated net investment loss)                       1,364,430            (21,333)           (21,333)
Accumulated net realized gain (loss) on
   investments                                           (69,819,365)         6,489,820          6,653,286
Net unrealized appreciation or depreciation
   on investments                                         48,230,749          1,674,827          5,237,983
                                                     ---------------    ---------------    ---------------
NET ASSETS                                           $   380,687,040    $   127,645,975    $    94,867,898
                                                     ===============    ===============    ===============

----------
+ Including securities on loan at value              $    26,677,319    $    16,561,005    $    12,646,751
* Cost of investments in securities                  $   331,250,367    $   121,013,440    $    80,013,345

                 See Accompanying Notes to Financial Statements

                                                                              ING               ING
                                                           ING               MIDCAP           SMALLCAP
                                                         MAGNACAP            VALUE             VALUE
                                                           FUND               FUND              FUND
                                                           ----               ----              ----
CLASS A:
Net assets                                           $   311,087,282    $    58,630,966    $    45,609,121
Shares authorized                                         80,000,000          unlimited          unlimited
Par value                                            $          0.00    $         0.001    $         0.001
Shares outstanding                                        30,267,318          5,085,686          3,370,345
Net asset value and redemption price per share       $         10.28    $         11.53    $         13.53
Maximum offering price per share (5.75%)(1)          $         10.91    $         12.23    $         14.36

CLASS B:
Net assets                                           $    52,811,562    $    34,855,692    $    19,814,802
Shares authorized                                         80,000,000          unlimited          unlimited
Par value                                            $          0.00    $         0.001    $         0.001
Shares outstanding                                         5,331,421          3,055,856          1,482,904
Net asset value and redemption price per share(2)    $          9.91    $         11.41    $         13.36
Maximum offering price per share                     $          9.91    $         11.41    $         13.36

CLASS C:
Net assets                                           $    11,502,091    $    31,982,197    $    28,905,842
Shares authorized                                         20,000,000          unlimited          unlimited
Par value                                            $          0.00    $         0.001    $         0.001
Shares outstanding                                         1,160,320          2,804,337          2,165,570
Net asset value and redemption price per share(2)    $          9.91    $         11.40    $         13.35
Maximum offering price per share                     $          9.91    $         11.40    $         13.35

CLASS I:
Net assets                                           $         8,101    $     2,157,431    $       480,572
Shares authorized                                         50,000,000          unlimited          unlimited
Par value                                            $          0.00    $         0.001    $         0.001
Shares outstanding                                               789            185,793             35,331
Net asset value and redemption price per share       $         10.27    $         11.61    $         13.60
Maximum offering price per share                     $         10.27    $         11.61    $         13.60

CLASS M:
Net assets                                           $     5,269,581                n/a                n/a
Shares authorized                                          5,000,000                n/a                n/a
Par value                                            $          0.00                n/a                n/a
Shares outstanding                                           518,766                n/a                n/a
Net asset value and redemption price per share       $         10.16                n/a                n/a
Maximum offering price per share (3.50%)(3)          $         10.53                n/a                n/a

CLASS Q:
Net assets                                           $         8,423    $        19,689    $        57,561
Shares authorized                                         20,000,000          unlimited          unlimited
Par value                                            $          0.00    $         0.001    $         0.001
Shares outstanding                                               814              1,707              4,199
Net asset value and redemption price per share       $         10.35    $         11.54    $         13.71
Maximum offering price per share                     $         10.35    $         11.54    $         13.71

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price pershare may be reduced for any applicable contingent deferred sales charges.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004

                                                                              ING
                                                           ING             EQUITY AND           ING
                                                       CONVERTIBLE            BOND           REAL ESTATE
                                                           FUND               FUND              FUND
                                                           ----               ----              ----
ASSETS:
Investments in securities at value+*                 $   212,744,790    $    70,760,222    $   180,728,718
Short-term investments at amortized cost                  57,288,122                 --          9,099,259
Repurchase agreement                                       5,108,000          5,136,000                 --
Cash                                                             120                872          2,614,662
Collateral for futures                                            --             16,013                 --
Receivables:
     Investment securities sold                                   --          1,998,412                 --
     Fund shares sold                                        146,174              1,856             26,413
     Dividends and interest                                  993,018            267,249             86,559
     Variation margin recievable                                  --              5,672                 --
Prepaid expenses                                              21,312             15,335             16,644
Reimbursement due from manager                                    --                 --             23,496
                                                     ---------------    ---------------    ---------------
         Total assets                                    276,301,536         78,201,631        192,595,751
                                                     ---------------    ---------------    ---------------

LIABILITIES:
Payable for investment securities purchased                4,992,469          8,451,094                 --
Payable for fund shares redeemed                             406,229             22,864                 --
Payable for futures variation margin                              --              4,750                 --
Payable upon receipt of securities loaned                 57,288,122                 --          9,099,259
Payable to affiliates                                        295,737            116,859            137,168
Payable for trustee fees                                      11,040              2,220             13,563
Other accrued expenses and liabilities                       227,151            122,858            174,940
                                                     ---------------    ---------------    ---------------
         Total liabilities                                63,220,748          8,720,645          9,424,930
                                                     ---------------    ---------------    ---------------
NET ASSETS                                           $   213,080,788    $    69,480,986    $   183,170,821
                                                     ===============    ===============    ===============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                      $   277,734,682    $    82,326,756    $   142,976,127
Undistributed net investment income                        1,813,064            108,494          2,271,773
Accumulated net realized gain (loss) on
   investments, foreign currencies, futures and
   options                                               (81,177,446)       (15,554,427)         8,645,341
Net unrealized appreciation or depreciation on
   investments foreign currencies and futures             14,710,488          2,600,163         29,277,580
                                                     ---------------    ---------------    ---------------
NET ASSETS                                           $   213,080,788    $    69,480,986    $   183,170,821
                                                     ===============    ===============    ===============

----------
+ Including securities on loan at value              $    55,968,730    $            --    $     8,911,624
* Cost of investments in securities                  $   198,034,302    $    68,131,281    $   151,451,138

                 See Accompanying Notes to Financial Statements

                                                                              ING
                                                           ING             EQUITY AND           ING
                                                       CONVERTIBLE            BOND           REAL ESTATE
                                                           FUND               FUND              FUND
                                                           ----               ----              ----
CLASS A:
Net assets                                           $    63,442,720    $    36,205,291    $    16,568,785
Shares authorized                                          unlimited          unlimited          unlimited
Par value                                            $          0.00    $          0.00    $          0.00
Shares outstanding                                         3,502,979          2,904,513          1,298,550
Net asset value and redemption price per share       $         18.11    $         12.47    $         12.76
Maximum offering price per share (5.75%)(1)          $         19.21    $         13.23    $         13.54

CLASS B:
Net assets                                           $    75,096,800    $    19,386,167    $     1,990,418
Shares authorized                                          unlimited          unlimited          unlimited
Par value                                            $          0.00    $          0.00    $          0.00
Shares outstanding                                         3,772,414          1,443,106            155,703
Net asset value and redemption price per share(2)    $         19.91    $         13.43    $         12.78
Maximum offering price per share                     $         19.91    $         13.43    $         12.78

CLASS C:
Net assets                                           $    71,364,975    $    13,565,831    $     2,708,102
Shares authorized                                          unlimited          unlimited          unlimited
Par value                                            $          0.00    $          0.00    $          0.00
Shares outstanding                                         3,844,510          1,140,242            206,518
Net asset value and redemption price per share(2)    $         18.56    $         11.90    $         13.11
Maximum offering price per share                     $         18.56    $         11.90    $         13.11

CLASS I:
Net assets                                                       n/a                n/a    $   161,903,516
Shares authorized                                                n/a                n/a          unlimited
Par value                                                        n/a                n/a    $          0.00
Shares outstanding                                               n/a                n/a         12,193,828
Net asset value and redemption price per share                   n/a                n/a    $         13.28
Maximum offering price per share                                 n/a                n/a    $         13.28

CLASS Q:
Net assets                                           $     3,176,293    $       323,697                n/a
Shares authorized                                          unlimited          unlimited                n/a
Par value                                            $          0.00    $          0.00                n/a
Shares outstanding                                           180,673             26,150                n/a
Net asset value and redemption price per share       $         17.58    $         12.38                n/a
Maximum offering price per share                     $         17.58    $         12.38                n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price pershare may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2004

                                                           ING               ING                ING                ING
                                                        LARGECAP            MIDCAP            SMALLCAP          DISCIPLINED
                                                         GROWTH          OPPORTUNITIES      OPPORTUNITIES        LARGECAP
                                                          FUND               FUND               FUND               FUND
                                                          ----               ----               ----               ----
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*            $     1,495,982    $       764,703    $       687,823    $     1,314,694
Interest                                                       2,430            316,043            123,677             28,898
Securities lending income                                     17,219             25,680             63,926              1,028
                                                     ---------------    ---------------    ---------------    ---------------
     Total investment income                               1,515,631          1,106,426            875,426          1,344,620
                                                     ---------------    ---------------    ---------------    ---------------

EXPENSES:
Investment management fees                                 1,902,636          2,104,407          2,705,990            574,148
Distribution and service fees:
     Class A                                                 255,089            174,587            340,437             17,864
     Class B                                                 984,076            623,885            909,571            347,733
     Class C                                                 467,562            778,522            651,866            197,013
     Class Q                                                  17,312             11,885              1,841                 --
Transfer agent fees:
     Class A                                                 200,329             59,757            147,192              9,017
     Class B                                                 261,909             63,595            117,696             52,760
     Class C                                                 124,653             80,234             84,370             29,741
     Class I                                                  30,266                237              1,045              3,192
     Class Q                                                   4,662                133                 21                 --
Administrative service fees                                  253,681            326,686            556,056             82,019
Shareholder reporting expense                                191,726            100,900            201,205             68,110
Registration fees                                             75,491             72,473             71,861             53,548
Professional fees                                             33,234             21,486             49,398             17,050
Custody and accounting expense                                24,576             18,741             32,492             30,463
Trustee fees                                                   9,516              9,516             16,836              5,856
Insurance expense                                              1,974              1,960                 --                 --
Miscellaneous expense                                         22,495             30,923             60,634             52,617
Merger expense                                                    --             55,813                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
     Total expenses                                        4,861,187          4,535,740          5,948,511          1,541,131
                                                     ---------------    ---------------    ---------------    ---------------
Less:
     Net waived and reimbursed fees                          410,746            240,277                 --                 --
     Brokerage commission recapture                           71,631                 --                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
     Net expenses                                          4,378,810          4,295,463          5,948,511          1,541,131
                                                     ---------------    ---------------    ---------------    ---------------
Net investment income (loss)                              (2,863,179)        (3,189,037)        (5,073,085)          (196,511)
                                                     ---------------    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN
   CURRENCIES AND FUTURES:
Net realized gain on:
     Investments                                          39,816,143         36,004,066         43,537,068          8,214,550
     Foreign currencies                                           --              1,512                 --                 --
     Futures                                                      --                 --                 --             66,672
     Reimbursement by affiliate for
         investment transaction losses                            --                 --            147,440                 --
                                                     ---------------    ---------------    ---------------    ---------------
Net realized gain on investments,
   foreign currencies and futures                         39,816,143         36,005,578         43,684,508          8,281,222
                                                     ---------------    ---------------    ---------------    ---------------
Net change in unrealized appreciation
   or depreciation on:
     Investments                                          18,934,271        (14,157,412)        20,950,754          4,004,533
     Futures                                                      --                 --                 --              1,725
                                                     ---------------    ---------------    ---------------    ---------------
Net change in unrealized appreciation
   or depreciation on investments and futures             18,934,271        (14,157,412)        20,950,754          4,006,258
                                                     ---------------    ---------------    ---------------    ---------------
Net realized and unrealized gain loss on
   investments, foreign currencies and futures            58,750,414         21,848,166         64,635,262         12,287,480
                                                     ---------------    ---------------    ---------------    ---------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                        $    55,887,235    $    18,659,129    $    59,562,177    $    12,090,969
                                                     ===============    ===============    ===============    ===============

----------
*  Foreign taxes                                     $           810    $            --    $            --    $            --

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the period ended May 31, 2004

                                                                              ING               ING
                                                           ING               MIDCAP           SMALLCAP
                                                         MAGNACAP            VALUE             VALUE
                                                           FUND               FUND              FUND
                                                           ----               ----              ----
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*            $     7,652,596    $     1,112,802    $       541,599
Interest                                                      28,809                375              1,174
Securities lending income                                     19,375             79,037             50,839
                                                     ---------------    ---------------    ---------------
     Total investment income                               7,700,780          1,192,214            593,612
                                                     ---------------    ---------------    ---------------

EXPENSES:
Investment management fees                                 2,380,107            769,078            536,940
Distribution and service fees:
     Class A                                                 741,866             86,637             54,416
     Class B                                                 538,745            220,093            135,834
     Class C                                                 105,982            194,829            179,626
     Class M                                                  46,403                 --                 --
     Class Q                                                   6,374                 44                 19
Transfer agent fees:
     Class A                                                 416,221             55,539             35,318
     Class B                                                  89,081             35,251             22,497
     Class C                                                  17,664             31,153             29,463
     Class I                                                      --                589                146
     Class M                                                  11,475                 --                 --
     Class Q                                                      25                  9                  5
Administrative service fees                                       --             76,907             53,693
Shareholder reporting expense                                153,620             17,506             14,640
Registration fees                                             72,030             48,852             47,799
Professional fees                                             36,224              5,467              6,570
Custody and accounting expense                                38,660              8,184              6,320
Trustee fees                                                  12,810              1,098              1,830
Miscellaneous expense                                         35,418              2,879              3,263
Merger expense                                                37,860                 --                 --
                                                     ---------------    ---------------    ---------------
     Total expenses                                        4,740,565          1,554,115          1,128,379
                                                     ---------------    ---------------    ---------------
Less:
     Net waived and reimbursed (recouped) fees                    --            (93,999)           (42,000)
                                                     ---------------    ---------------    ---------------
     Net expenses                                          4,740,565          1,648,114          1,170,379
                                                     ---------------    ---------------    ---------------
Net investment income (loss)                               2,960,215           (455,900)          (576,767)
                                                     ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
Net realized gain on investments                           5,922,962          9,538,762         10,868,528
                                                     ---------------    ---------------    ---------------
Net change in unrealized appreciation
   or depreciation on investments                         38,819,962          9,173,938          8,636,660
                                                     ---------------    ---------------    ---------------
Net realized and unrealized gain (loss) on
   investments                                            44,742,924         18,712,700         19,505,188
                                                     ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   $    47,703,139    $    18,256,800    $    18,928,421
                                                     ===============    ===============    ===============

----------
*  Foreign taxes                                     $       123,690    $            --    $            --

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2004

                                                           ING                ING               ING
                                                       CONVERTIBLE      EQUITY AND BOND      REAL ESTATE
                                                           FUND               FUND              FUND
                                                           ----               ----              ----
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*            $     2,294,994    $       660,917    $     9,380,375
Interest                                                   5,273,912          1,424,113              1,472
Securities lending income                                     67,942                 --              3,129
Other                                                             --                 95                 --
                                                     ---------------    ---------------    ---------------
     Total investment income                               7,636,848          2,085,125          9,384,976
                                                     ---------------    ---------------    ---------------

EXPENSES:
Investment management fees                                 1,587,598            544,613          1,158,314
Distribution and service fees:
     Class A                                                 211,581            129,251             18,640
     Class B                                                 761,444            211,189              9,705
     Class C                                                 713,944            141,789             20,085
     Class Q                                                   9,319                814                 --
Transfer agent fees:
     Class A                                                 102,740             55,227             16,431
     Class B                                                 129,645             31,220              2,088
     Class C                                                 121,703             21,016              4,742
     Class I                                                      --                 --            207,900
     Class Q                                                   1,974                476                 --
Administrative service fees                                  211,676             72,614            165,471
Shareholder reporting expense                                 90,420             61,424             18,309
Registration fees                                             50,349             56,723             57,803
Professional fees                                             28,704             24,745             28,708
Custody and accounting expense                                25,004             20,272             22,096
Trustee fees                                                   9,516              4,392              6,483
Offering expense                                                  --                 --             53,425
Miscellaneous expense                                         22,264              7,290             11,505
                                                     ---------------    ---------------    ---------------
     Total expenses                                        4,077,881          1,383,055          1,801,705
                                                     ---------------    ---------------    ---------------
Less:
     Net waived and reimbursed (recouped) fees                    --            (10,043)            90,710
     Brokerage commission recapture                               --                 --             65,683
                                                     ---------------    ---------------    ---------------
     Net expenses                                          4,077,881          1,393,098          1,645,312
                                                     ---------------    ---------------    ---------------
Net investment income (loss)                               3,558,967            692,027          7,739,664
                                                     ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCIES,
   FUTURES AND OPTIONS:
Net realized gain (loss) on:
     Investments                                          18,257,579         (1,076,510)        18,787,767
     Foreign currencies                                      323,133            256,631                 --
     Options                                                      --            (15,502)                --
     Futures                                                      --             17,331                 --
     Reimbursement by affiliate for investment
        transaction losses                                        --             26,158                 --
                                                     ---------------    ---------------    ---------------
Net realized gain (loss) on investments, foreign
   currencies, futures and options                        18,580,712           (791,892)        18,787,767
                                                     ---------------    ---------------    ---------------
Net change in unrealized appreciation or
   depreciation on:
     Investments                                           5,049,998          6,039,034         10,691,837
     Foreign currencies                                       (5,523)            (1,260)                --
     Futures                                                      --            (28,778)                --
                                                     ---------------    ---------------    ---------------
Net change in unrealized appreciation or
   depreciation on investments, foreign currencies
   and futures                                             5,044,475          6,008,996         10,691,837
                                                     ---------------    ---------------    ---------------
Net realized and unrealized gain (loss) on
   investments, foreign currencies, futures and
   options                                                23,625,187          5,217,104         29,479,604
                                                     ---------------    ---------------    ---------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                        $    27,184,154    $     5,909,131    $    37,219,268
                                                     ===============    ===============    ===============

----------
*  Foreign taxes                                     $            --    $            54    $            --

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                          ING LARGECAP GROWTH FUND           ING MIDCAP OPPORTUNITIES FUND
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                         MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
FROM OPERATIONS:
Net investment loss                                  $    (2,863,179)   $    (2,412,261)   $    (3,189,037)   $    (2,858,315)
Net realized gain (loss) on investments and
   foreign currencies                                     39,816,143        (67,406,141)        36,005,578        (35,686,206)
Net change in unrealized appreciation or
   depreciation on investments                            18,934,271         27,230,077        (14,157,412)         3,498,927
                                                     ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
     from operations                                      55,887,235        (42,588,325)        18,659,129        (35,045,594)
                                                     ---------------    ---------------    ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         167,009,595         37,811,932         28,495,626         19,074,655
Net proceeds from shares issued in merger                         --                 --        373,162,486                 --
                                                     ---------------    ---------------    ---------------    ---------------
                                                         167,009,595         37,811,932        401,658,112         19,074,655
Cost of shares redeemed                                  (70,231,343)      (101,232,282)      (127,345,757)       (98,427,376)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net asset resulting
   from capital share transactions                        96,778,252        (63,420,350)       274,312,355        (79,352,721)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                    152,665,487       (106,008,675)       292,971,484       (114,398,315)
                                                     ---------------    ---------------    ---------------    ---------------
NET ASSETS:
Beginning of year                                        173,364,530        279,373,205        170,652,443        285,050,758
                                                     ---------------    ---------------    ---------------    ---------------
End of year                                          $   326,030,017    $   173,364,530    $   463,623,927    $   170,652,443
                                                     ===============    ===============    ===============    ===============
Undistributed net investment income at end of year   $            --    $            --    $            --    $            --
                                                     ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                      ING SMALLCAP OPPORTUNITIES FUND         ING DISCIPLINED LARGECAP FUND
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                         MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
FROM OPERATIONS:
Net investment loss                                  $    (5,073,085)   $    (6,705,515)   $      (196,511)   $      (113,825)
Net realized gain (loss) on investments and futures       43,684,508       (136,228,953)         8,281,222        (18,751,052)
Net change in unrealized appreciation or
   depreciation on investments and futures                20,950,754         23,893,365          4,006,258          4,799,759
                                                     ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
     from operations                                      59,562,177       (119,041,103)        12,090,969        (14,065,118)
                                                     ---------------    ---------------    ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          55,115,680         64,613,733          4,879,672         10,784,368
Cost of shares redeemed                                 (140,542,492)      (144,373,057)       (23,356,188)       (35,260,799)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease in net asset resulting from capital
   share transactions                                    (85,426,812)       (79,759,324)       (18,476,516)       (24,476,431)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease in net assets                               (25,864,635)      (198,800,427)        (6,385,547)       (38,541,549)
                                                     ---------------    ---------------    ---------------    ---------------

NET ASSETS:
Beginning of year                                        278,634,497        477,434,924         82,590,420        121,131,969
                                                     ---------------    ---------------    ---------------    ---------------
End of year                                          $   252,769,862    $   278,634,497    $    76,204,873    $    82,590,420
                                                     ===============    ===============    ===============    ===============
Undistributed net investment income at end of year   $            --    $            --    $            --    $            --
                                                     ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             ING MAGNACAP FUND                   ING MIDCAP VALUE FUND
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                         MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
FROM OPERATIONS:
Net investment income (loss)                         $     2,960,215    $     1,260,957    $      (455,900)   $      (167,900)
Net realized gain (loss) on investments                    5,922,962        (73,313,713)         9,538,762         (2,585,042)
Net change in unrealized appreciation or
   depreciation on investments                            38,819,962         28,047,677          9,173,938         (7,038,519)
                                                     ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
     from operations                                      47,703,139        (44,005,079)        18,256,800         (9,791,461)
                                                     ---------------    ---------------    ---------------    ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                              (2,197,417)          (541,544)                --            (66,920)
     Class B                                                      --                 --                 --            (10,431)
     Class C                                                      --                 --                 --             (8,620)
     Class I                                                    (112)                --                 --             (1,546)
     Class M                                                  (4,890)                --                 --                 --
     Class Q                                                 (42,794)           (37,713)                --               (105)
Net realized gains:
     Class A                                                      --                 --                 --           (197,711)
     Class B                                                      --                 --                 --           (153,548)
     Class C                                                      --                 --                 --           (125,926)
     Class I                                                      --                 --                 --             (2,253)
     Class Q                                                      --                 --                 --               (180)
                                                     ---------------    ---------------    ---------------    ---------------
Total distributions                                       (2,245,213)          (579,257)                --           (567,240)
                                                     ---------------    ---------------    ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          35,810,247         19,818,980         90,677,565         20,390,316
Net proceeds from shares issued in merger                147,505,028                 --                 --                 --
Dividends reinvested                                       1,940,774            509,567                 --            452,894
                                                     ---------------    ---------------    ---------------    ---------------
                                                         185,256,049         20,328,547         90,677,565         20,843,210
Cost of shares redeemed                                  (80,780,723)       (66,540,583)       (20,765,261)       (17,802,172)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net asset resulting
   from capital share transactions                       104,475,326        (46,212,036)        69,912,304          3,041,038
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                    149,933,252        (90,796,372)        88,169,104         (7,317,663)
                                                     ---------------    ---------------    ---------------    ---------------

NET ASSETS:
Beginning of year                                        230,753,788        321,550,160         39,476,871         46,794,534
                                                     ---------------    ---------------    ---------------    ---------------
End of year                                          $   380,687,040    $   230,753,788    $   127,645,975    $    39,476,871
                                                     ===============    ===============    ===============    ===============
Undistributed net investment income (accumulated
   net investment loss) at end of year               $     1,364,430    $       695,252    $       (21,333)   $       (29,333)
                                                     ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                          ING SMALLCAP VALUE FUND
                                                     ----------------------------------
                                                          YEAR               YEAR
                                                          ENDED              ENDED
                                                         MAY 31,            MAY 31,
                                                          2004               2003
                                                          ----               ----
FROM OPERATIONS:
Net investment loss                                  $      (576,767)   $      (290,497)
Net realized gain (loss) on investments and options       10,868,528           (808,791)
Net change in unrealized appreciation or
   depreciation on investments                             8,636,660         (3,280,630)
                                                     ---------------    ---------------
   Net increase (decrease) in net assets resulting
     from operations                                      18,928,421         (4,379,918)
                                                     ---------------    ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                                      --            (53,921)
     Class B                                                      --               (269)
     Class C                                                      --             (8,732)
     Class I                                                      --             (2,331)
Net realized gains:
     Class A                                              (1,073,901)          (119,158)
     Class B                                                (775,481)           (76,523)
     Class C                                                (949,961)           (90,831)
     Class I                                                 (22,291)            (2,504)
     Class Q                                                     (49)                (6)
                                                     ---------------    ---------------
Total distributions                                       (2,821,683)          (354,275)
                                                     ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          57,600,625         16,776,369
Dividends reinvested                                       2,135,022            266,141
                                                     ---------------    ---------------
                                                          59,735,647         17,042,510
Cost of shares redeemed                                  (12,951,477)       (15,157,416)
                                                     ---------------    ---------------
Net increase (decrease) in net asset resulting
   from capital share transactions                        46,784,170          1,885,094
                                                     ---------------    ---------------
Net increase (decrease) in net assets                     62,890,908         (2,849,099)
                                                     ---------------    ---------------

NET ASSETS:
Beginning of year                                         31,976,990         34,826,089
                                                     ---------------    ---------------
End of year                                          $    94,867,898    $    31,976,990
                                                     ===============    ===============
Accumulated net investment loss at end of year       $       (21,333)   $       (29,333)
                                                     ===============    ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                           ING CONVERTIBLE FUND                 ING EQUITY AND BOND FUND
                                                     ----------------------------------    ----------------------------------
                                                          YEAR               YEAR               YEAR               YEAR
                                                          ENDED              ENDED              ENDED              ENDED
                                                         MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                          2004               2003               2004               2003
                                                          ----               ----               ----               ----
FROM OPERATIONS:
Net investment income                                $     3,558,967    $     4,069,736    $       692,027    $     2,052,389
Net realized gain (loss) on investments and options       18,580,712         (1,549,700)          (791,892)       (10,770,814)
Net change in unrealized appreciation or
   depreciation on investments, foreign currencies
   and futures                                             5,044,475          8,112,313          6,008,996          4,912,801
                                                     ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
     from operations                                      27,184,154         10,632,349          5,909,131         (3,805,624)
                                                     ---------------    ---------------    ---------------    ---------------

FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
     Class A                                              (1,433,574)        (1,038,306)          (789,960)        (1,077,960)
     Class B                                              (1,224,775)        (1,007,242)          (315,822)          (368,267)
     Class C                                              (1,281,578)        (1,039,451)          (249,621)          (273,453)
     Class Q                                                 (99,026)          (129,825)            (6,646)            (4,292)
     Class T                                                      --                 --                 --            (62,879)
                                                     ---------------    ---------------    ---------------    ---------------
Total distributions                                       (4,038,953)        (3,214,824)        (1,362,049)        (1,786,851)
                                                     ---------------    ---------------    ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          47,499,407         19,562,889         18,750,762         13,090,514
Dividends reinvested                                       2,581,510          2,040,333          1,011,337          1,413,761
                                                     ---------------    ---------------    ---------------    ---------------
                                                          50,080,917         21,603,222         19,762,099         14,504,275
Cost of shares redeemed                                  (53,959,375)       (74,420,958)       (27,110,551)       (48,110,001)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease in net asset resulting from capital
   share transactions                                     (3,878,458)       (52,817,736)        (7,348,452)       (33,605,726)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                     19,266,743        (45,400,211)        (2,801,370)       (39,198,201)
                                                     ---------------    ---------------    ---------------    ---------------

NET ASSETS:
Beginning of year                                        193,814,045        239,214,256         72,282,356        111,480,557
                                                     ---------------    ---------------    ---------------    ---------------
End of year                                          $   213,080,788    $   193,814,045    $    69,480,986    $    72,282,356
                                                     ===============    ===============    ===============    ===============
Undistributed net investment income at end of year   $     1,813,063    $     1,969,917    $       108,494    $       489,189
                                                     ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      ING REAL ESTATE FUND
                                                     -----------------------------------------------------
                                                          YEAR            SEVEN MONTHS          YEAR
                                                          ENDED              ENDED              ENDED
                                                         MAY 31,            MAY 31,          OCTOBER 31,
                                                          2004               2003               2002
                                                          ----               ----               ----
FROM OPERATIONS:
Net investment income                                $     7,739,664    $     2,676,211    $     3,936,443
Net realized gain on investments                          18,787,767          3,228,787          2,174,768
Net change in unrealized appreciation or
   depreciation on investments                            10,691,837         11,405,743           (193,441)
                                                     ---------------    ---------------    ---------------
   Net increase in net assets resulting from
     operations                                           37,219,268         17,310,741          5,917,770
                                                     ---------------    ---------------    ---------------

FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
     Class A                                                (327,077)            (3,557)                --
     Class B                                                 (35,510)            (1,521)                --
     Class C                                                 (77,403)               (74)                --
     Class I                                              (8,236,929)        (2,053,561)        (3,936,443)
Net realized gains:
     Class A                                                (242,273)                --                 --
     Class B                                                 (30,332)                --                 --
     Class C                                                 (87,401)                --                 --
     Class I                                              (6,232,489)                --                 --
In excess of net investment income:
     Class I                                                      --                 --         (1,294,844)
                                                     ---------------    ---------------    ---------------
Total distributions                                      (15,269,414)        (2,058,713)        (5,231,287)
                                                     ---------------    ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          73,899,420         23,221,408         31,057,798
Dividends reinvested                                       9,979,129          1,220,646          3,749,980
                                                     ---------------    ---------------    ---------------
                                                          83,878,549         24,442,054         34,807,778
Cost of shares redeemed                                  (49,590,718)       (10,091,863)       (14,351,398)
                                                     ---------------    ---------------    ---------------
Net increase in net asset resulting from capital
   share transactions                                     34,287,831         14,350,191         20,456,380
                                                     ---------------    ---------------    ---------------
Net increase in net assets                                56,237,685         29,602,219         21,142,863
                                                     ---------------    ---------------    ---------------

NET ASSETS:
Beginning of period                                      126,933,136         97,330,917         76,188,054
                                                     ---------------    ---------------    ---------------
End of period                                        $   183,170,821    $   126,933,136    $    97,330,917
                                                     ===============    ===============    ===============
Undistributed net investment income at end of
   period                                            $     2,271,773    $     1,409,425    $       214,000
                                                     ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND                                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS I
                                                                    --------------------------------------
                                                                                                JANUARY 8,
                                                                       YEAR ENDED MAY 31,       2002(1) TO
                                                                    ------------------------      MAY 31,
                                                                       2004          2003          2002
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $    14.71         16.93         21.04
 Income (loss) from investment operations:
 Net investment loss                                                $    (0.05)        (0.06)        (0.02)
 Net realized and unrealized gain (loss) on investments             $     4.03         (2.16)        (4.09)
 Total from investment operations                                   $     3.98         (2.22)        (4.11)
 Net asset value, end of period                                     $    18.69         14.71         16.93
 TOTAL RETURN(2)                                                    %    27.06        (13.11)       (19.53)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $   36,504        22,156        26,106
 Ratios to average net assets:
 Net expenses after expense reimbursement
 and brokerage commission recapture(3)(4)                           %     0.91          1.05          0.96
 Net expenses after expense reimbursement(3)(4)                     %     0.94          1.05          0.96
 Gross expenses prior to expense reimbursement(3)                   %     1.10          1.21          0.96
 Net investment loss after expense reimbursement
 and brokerage commission recapture(3)(4)                           %    (0.31)        (0.42)        (0.43)
 Portfolio turnover rate                                            %      142           291           536


                                                                                   CLASS Q
                                                                    -----------------------------------
                                                                             YEAR ENDED MAY 31,
                                                                    ------------------------------------
                                                                       2004         2003         2002
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $    14.66        16.92        24.81
 Income (loss) from investment operations:
 Net investment loss                                                $    (0.11)       (0.15)       (0.44)
 Net realized and unrealized gain (loss)
 on investments                                                     $     4.03        (2.11)       (7.44)
 Total from investment operations                                   $     3.92        (2.26)       (7.88)
 Less distributions from:
 Net investment income                                              $       --           --         0.01
 Net realized gain from investments                                 $       --           --           --
 Total distributions                                                $       --           --         0.01
 Net asset value, end of period                                     $    18.58        14.66        16.92
 TOTAL RETURN(2)                                                    %    26.74       (13.36)      (31.77)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $    6,035        6,178       16,840
 Ratios to average net assets:
 Net expenses after expense reimbursement
 and brokerage commission recapture(3)(4)                           %     1.14         1.31         1.21
 Net expenses after expense reimbursement(3)(4)                     %     1.17         1.31         1.21
 Gross expenses prior to expense reimbursement
 and brokerage commission recapture(3)                              %     1.32         1.47         1.21
 Net investment loss after
 expense reimbursement(3)(4)                                        %    (0.53)       (0.66)       (0.76)
 Portfolio turnover rate                                            %      142          291          536

                                                                                       CLASS Q
                                                                    ---------------------------------------------
                                                                    ELEVEN MONTHS       YEAR        THREE MONTHS
                                                                        ENDED           ENDED           ENDED
                                                                       MAY 31,         JUNE 30,        JUNE 30,
                                                                       2001(5)          2000           1999(6)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                       43.71           28.43           25.24
 Income (loss) from investment operations:
 Net investment loss                                                        (0.17)          (0.20)          (0.03)
 Net realized and unrealized gain (loss)
 on investments                                                            (18.26)          15.86            3.22
 Total from investment operations                                          (18.43)          15.66            3.19
 Less distributions from:
 Net investment income                                                         --              --              --
 Net realized gain from investments                                          0.47            0.38              --
 Total distributions                                                         0.47            0.38              --
 Net asset value, end of period                                             24.81           43.71           28.43
 TOTAL RETURN(2)                                                           (42.50)          55.57           12.64

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                         12,534          24,838           6,044
 Ratios to average net assets:
 Net expenses after expense reimbursement
 and brokerage commission recapture(3)(4)                                    1.19            1.26            1.23
 Net expenses after expense reimbursement(3)(4)                              1.19            1.26            1.23
 Gross expenses prior to expense reimbursement
 and brokerage commission recapture(3)                                       1.19            1.26            1.25
 Net investment loss after
 expense reimbursement(3)(4)                                                (0.50)          (0.77)          (0.36)
 Portfolio turnover rate                                                      331             139              27

(1)  Commencement of operations of Class I.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to May 31.
(6) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

                 See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS I
                                                                    ------------------------------------
                                                                             YEAR ENDED MAY 31,
                                                                    ------------------------------------
                                                                       2004         2003         2002
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $    10.33        11.29        14.73
 Income (loss) from investment operations:
 Net investment loss                                                $    (0.09)*      (0.11)       (0.11)*
 Net realized and unrealized gain (loss)
 on investments                                                     $     2.09        (0.85)       (3.33)
 Total from investment operations                                   $     2.00        (0.96)       (3.44)
 Less distributions from:
 Net realized gain on investments                                   $       --           --           --
 Total distributions                                                $       --           --           --
 Net asset value, end of period                                     $    12.33        10.33        11.29
 TOTAL RETURN(2)                                                    %    19.36        (8.50)      (23.35)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $    2,614       10,844       39,874
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                                                %     1.17         1.09         1.26
 Gross expenses prior to expense
 reimbursement(3)                                                   %     1.31         1.41         1.50
 Net investment loss after expense
 reimbursement(3)(4)                                                %    (0.81)       (0.71)       (0.95)
 Portfolio turnover rate                                            %      115          345          399

                                                                                       CLASS I
                                                                    ---------------------------------------------
                                                                     FIVE MONTHS             YEAR ENDED
                                                                       ENDED                 DECEMBER 31,
                                                                       MAY 31,      -----------------------------
                                                                       2001(1)           2000            1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                       19.26           21.34           12.99
 Income (loss) from investment operations:
 Net investment loss                                                        (0.06)          (0.13)          (0.15)
 Net realized and unrealized gain (loss)
 on investments                                                             (4.47)           0.23           12.09
 Total from investment operations                                           (4.53)           0.10           11.94
 Less distributions from:
 Net realized gain on investments                                              --            2.18            3.59
 Total distributions                                                           --            2.18            3.59
 Net asset value, end of period                                             14.73           19.26           21.34
 TOTAL RETURN(2)                                                           (23.52)           0.08          103.19

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                         52,007          68,006          67,954
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                                                         1.52            1.36            1.41
 Gross expenses prior to expense
 reimbursement(3)                                                            1.52            1.36            1.41
 Net investment loss after expense
 reimbursement(3)(4)                                                        (0.97)          (0.66)          (1.04)
 Portfolio turnover rate                                                      182             188             201

                                                                                  CLASS Q
                                                                    ------------------------------------
                                                                             YEAR ENDED MAY 31,
                                                                    ------------------------------------
                                                                       2004         2003         2002
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $    10.19        11.16        14.63
 Income (loss) from investment operations:
 Net investment loss                                                $    (0.10)*      (0.09)       (0.17)*
 Net realized and unrealized gain (loss) on investments             $     2.08        (0.88)       (3.30)
 Total from investment operations                                   $     1.98        (0.97)       (3.47)
 Less distributions from:
 Net realized gain from investments                                 $       --           --           --
 Total distributions                                                $       --           --           --
 Net asset value, end of period                                     $    12.17        10.19        11.16
 TOTAL RETURN(2)                                                    %    19.43        (8.69)      (23.72)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $    4,898        4,886        6,563
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                     %     1.45         1.33         1.63
 Gross expenses prior to expense reimbursement(3)                   %     1.56         1.66         1.69
 Net investment loss after expense
 reimbursement(3)(4)                                                %    (1.00)       (0.98)       (1.35)
 Portfolio turnover rate                                            %      115          345          399

                                                                               CLASS Q
                                                                    -----------------------------
                                                                     FIVE MONTHS      APRIL 4,
                                                                        ENDED        2000(5) TO
                                                                       MAY 31,       DECEMBER 31,
                                                                       2001(1)          2000
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                       19.16           22.57
 Income (loss) from investment operations:
 Net investment loss                                                        (0.08)          (0.06)
 Net realized and unrealized gain (loss) on investments                     (4.45)          (1.17)
 Total from investment operations                                           (4.53)          (1.23)
 Less distributions from:
 Net realized gain from investments                                            --            2.18
 Total distributions                                                           --            2.18
 Net asset value, end of period                                             14.63           19.16
 TOTAL RETURN(2)                                                           (23.64)          (5.86)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                          3,071           3,264
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                              1.82            1.61
 Gross expenses prior to expense reimbursement(3)                            1.82            1.61
 Net investment loss after expense
 reimbursement(3)(4)                                                        (1.28)          (0.91)
 Portfolio turnover rate                                                      182             188

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Commencement of operations of class.
* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND                             FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS I
                                                                    ------------------------------------
                                                                             YEAR ENDED MAY 31,
                                                                    ------------------------------------
                                                                       2004         2003         2002
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $    18.27        24.07        39.02
 Income (loss) from investment operations:
 Net investment loss                                                $    (0.23)       (0.23)       (0.36)**
 Net realized and unrealized gain (loss)
 on investments                                                     $     4.72        (5.57)      (13.60)
 Total from investment operations                                   $     4.49        (5.80)      (13.96)
 Less distributions from:
 Net realized gain from investments                                 $       --           --         0.99
 Total distributions                                                $       --           --         0.99
 Net asset value, end of period                                     $    22.76        18.27        24.07
 TOTAL RETURN(3)                                                    %    24.58+      (24.10)      (36.17)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $   11,526        8,510       10,700
 Ratios to average net assets:
 Expenses(4)                                                        %     1.31         1.46         1.41
 Net investment loss after expense
 reimbursement(4)                                                   %    (1.09)       (1.37)       (1.34)
 Portfolio turnover rate                                            %       60          357          423

                                                                                       CLASS I
                                                                    ---------------------------------------------
                                                                     FIVE MONTHS                       APRIL 1,
                                                                        ENDED        YEAR ENDED      1999(2) TO
                                                                       MAY 31,      DECEMBER 31,    DECEMBER 31,
                                                                        2001(1)         2000            1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                       47.47           59.54           31.78
 Income (loss) from investment operations:
 Net investment loss                                                        (0.14)          (1.00)          (0.08)
 Net realized and unrealized gain (loss)
 on investments                                                             (8.31)          (2.17)          35.40
 Total from investment operations                                           (8.45)          (3.17)          35.32
 Less distributions from:
 Net realized gain from investments                                            --            8.90            7.56
 Total distributions                                                           --            8.90            7.56
 Net asset value, end of period                                             39.02           47.47           59.54
 TOTAL RETURN(3)                                                           (17.80)          (5.21)         126.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                             --*             --*             --*
 Ratios to average net assets:
 Expenses(4)                                                                 1.31            1.15            0.47
 Net investment loss after expense
 reimbursement(4)                                                           (1.03)          (0.75)          (0.35)
 Portfolio turnover rate                                                      104             134             223

                                                                                    CLASS Q
                                                                    ----------------------------------------
                                                                             YEAR ENDED MAY 31,
                                                                    ----------------------------------------
                                                                       2004            2003          2002
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $    18.22           24.07         38.81
 Income (loss) from investment operations:
 Net investment loss                                                $    (0.29)**        (0.53)        (0.51)**
 Net realized and unrealized gain (loss) on investments             $     4.91           (5.32)       (13.24)
 Total from investment operations                                   $     4.42           (5.85)       (13.75)
 Less distributions from:
 Net realized gain from investments                                 $       --              --          0.99
 Total distributions                                                $       --              --          0.99
 Net asset value, end of period                                     $    22.64           18.22         24.07
 TOTAL RETURN(3)                                                    %    24.26+         (24.30)       (35.83)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $      463             906         3,651
 Ratios to average net assets:
 Expenses(4)                                                        %     1.57            1.70          1.66
 Net investment loss after expense reimbursement(4)(5)              %    (1.36)          (1.62)        (1.62)
 Portfolio turnover rate                                            %       60             357           423

                                                                                CLASS Q
                                                                    ------------------------------
                                                                     FIVE MONTHS       APRIL 4,
                                                                        ENDED         2000(5) TO
                                                                       MAY 31,        DECEMBER 31,
                                                                       2001(1)            2000
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                       47.20            60.86
 Income (loss) from investment operations:
 Net investment loss                                                        (0.20)           (0.27)
 Net realized and unrealized gain (loss) on investments                     (8.19)           (4.49)
 Total from investment operations                                           (8.39)           (4.76)
 Less distributions from:
 Net realized gain from investments                                            --             8.90
 Total distributions                                                           --             8.90
 Net asset value, end of period                                             38.81            47.20
 TOTAL RETURN(3)                                                           (17.78)           (8.29)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                          2,832            2,545
 Ratios to average net assets:
 Expenses(4)                                                                 1.56             1.40
 Net investment loss after expense reimbursement(4)(5)                      (1.28)           (1.10)
 Portfolio turnover rate                                                      104              134

(1)  The Fund changed its fiscal year end to May 31.
(2)  Commencement of operations of the Fund.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Commencement of operations of Class Q.
*    Amount represents less than $1,000.
** Per share data calculated using average number of shares outstanding throughout the period.
+ Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 24.52% and 24.15% for Class I and Class Q respectively.

                 See Accompanying Notes to Financial Statements

ING DISCIPLINED LARGECAP FUND                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS I
                                                                    ------------------------------------
                                                                             YEAR ENDED MAY 31,
                                                                    ------------------------------------
                                                                       2004         2003         2002
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $     7.72         8.52         9.94
 Income (loss) from investment operations:
 Net investment income                                              $     0.05         0.05         0.04
 Net realized and unrealized gain (loss)
 on investments                                                     $     1.22        (0.85)       (1.46)
 Total from investment operations                                   $     1.27        (0.80)       (1.42)
 Less distributions from:
 Net realized gain from investments                                 $       --           --           --
 Total distributions                                                $       --           --           --
 Net asset value, end of period                                     $     8.99         7.72         8.52
 TOTAL RETURN(3)                                                    %    16.45        (9.39)      (14.28)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $   22,762       19,550       21,578
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                        %     1.09         1.12         1.00
 Gross expenses prior to expense reimbursement(4)                   %     1.09         1.12         1.00
 Net investment income after expense
 reimbursement(4)                                                   %     0.55         0.70         0.46
 Portfolio turnover rate                                            %      200          106          149

                                                                                       CLASS I
                                                                    ---------------------------------------------
                                                                    SEVEN MONTHS        YEAR        DECEMBER 30,
                                                                        ENDED           ENDED        1998(2) TO
                                                                        MAY 31,      OCTOBER 31,     OCTOBER 31,
                                                                        2001(1)          2000            1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                       11.25           11.17           10.00
 Income (loss) from investment operations:
 Net investment income                                                       0.02            0.04            0.06
 Net realized and unrealized gain (loss)
 on investments                                                             (1.33)           0.19            1.11
 Total from investment operations                                           (1.31)           0.23            1.17
 Less distributions from:
 Net realized gain from investments                                            --            0.15              --
 Total distributions                                                           --            0.15              --
 Net asset value, end of period                                              9.94           11.25           11.17
 TOTAL RETURN(3)                                                           (11.64)           2.00           11.70

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                         25,172          28,473          27,927
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                                 1.04            1.07            0.98(5)
 Gross expenses prior to expense reimbursement(4)                            1.04            1.07            1.23
 Net investment income after expense
 reimbursement(4)                                                            0.27            0.34            0.62(5)
 Portfolio turnover rate                                                       26              57              26

(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on December 30, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements

ING MAGNACAP FUND                                           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            CLASS I                         CLASS Q
                                                                    -----------------------   -------------------------------------
                                                                       YEAR       MARCH 5,
                                                                       ENDED     2003(1) TO             YEAR ENDED MAY 31,
                                                                      MAY 31       MAY 31,    -------------------------------------
                                                                       2004         2003         2004          2003          2002
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $     8.82         7.55         8.82         10.11        13.55
 Income (loss) from investment operations:
 Net investment income                                              $     0.15         0.01         0.06*         0.08         0.09
 Net realized and unrealized gain (loss)
 on investments                                                     $     1.44         1.26         1.52         (1.32)       (1.52)
 Total from investment operations                                   $     1.59         1.27         1.58         (1.24)       (1.43)
 Less distributions from:
 Net investment income                                              $     0.14           --         0.05          0.05         0.11
 Net realized gain from investments                                 $       --           --           --            --         1.90
 Total distributions                                                $     0.14           --         0.05          0.05         2.01
 Net asset value, end of period                                     $    10.27         8.82        10.35          8.82        10.11
 TOTAL RETURN(4)                                                    %    18.26        16.82        18.02        (12.27)      (10.75)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $        8            7            8         7,431        8,495
 Ratios to average net assets:
 Expenses(5)                                                        %     0.88         0.92         1.10          1.22         1.12
 Net investment income(5)                                           %     1.55         2.06         0.88          0.95         0.81
 Portfolio turnover rate                                            %       28          110           28           110           75

                                                                                CLASS Q
                                                                    ------------------------------
                                                                    ELEVEN MONTHS    NOVEMBER 19,
                                                                       ENDED         1999(3) TO
                                                                       MAY 31,         JUNE 30,
                                                                       2001(2)           2000
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                       15.84            16.26
 Income (loss) from investment operations:
 Net investment income                                                       0.07             0.05
 Net realized and unrealized gain (loss)
 on investments                                                             (0.38)           (0.47)
 Total from investment operations                                           (0.31)           (0.42)
 Less distributions from:
 Net investment income                                                       0.10               --
 Net realized gain from investments                                          1.88               --
 Total distributions                                                         1.98               --
 Net asset value, end of period                                             13.55            15.84
 TOTAL RETURN(4)                                                            (2.60)           (2.58)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                         11,184            9,928
 Ratios to average net assets:
 Expenses(5)                                                                 1.11             1.24
 Net investment income(5)                                                    0.53             0.46
 Portfolio turnover rate                                                       92               26

(1)  Commencement of operations of Class I.
(2)  The Fund changed its fiscal year end to May 31.
(3)  Commencement of operations of Class Q.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING MIDCAP VALUE FUND                                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS I
                                                                    ------------------------------------
                                                                                               MARCH 4,
                                                                       YEAR ENDED MAY 31,     2002(1) TO
                                                                    -----------------------     MAY 31,
                                                                       2004         2003         2002
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $     8.39        10.30        10.20
 Income (loss) from investment operations:
 Net investment income (loss)                                       $     0.01**       0.01         0.01
 Net realized and unrealized gain (loss)
 on investments                                                     $     3.21        (1.74)        0.09
 Total from investment operations                                   $     3.22        (1.73)        0.10
 Less distributions from:
 Net investment income                                              $       --         0.07           --
 Net realized gain from investments                                 $       --         0.11           --
 Total distributions                                                $       --         0.18           --
 Net asset value, end of period                                     $    11.61         8.39        10.30
 TOTAL RETURN(3)                                                    %    38.38       (16.35)        0.98

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $    2,157          197           71
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                     %     1.46         1.28         1.24
 Gross expenses prior to expense reimbursement(4)                   %     1.34         1.70         2.60
 Net investment income (loss) after expense
 reimbursement(4)(5)                                                %     0.22         0.46         0.38
 Portfolio turnover rate                                            %       70           72           13

                                                                                       CLASS Q
                                                                    ---------------------------------------------
                                                                                                       APRIL 17,
                                                                          YEAR ENDED MAY 31,          2002(2) TO
                                                                    -----------------------------       MAY 31,
                                                                         2004            2003            2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                        8.36           10.28           10.52
 Income (loss) from investment operations:
 Net investment income (loss)                                               (0.02)**         0.00*           0.00*
 Net realized and unrealized gain (loss)
 on investments                                                              3.20           (1.75)          (0.24)
 Total from investment operations                                            3.18           (1.75)          (0.24)
 Less distributions from:
 Net investment income                                                         --            0.06              --
 Net realized gain from investments                                            --            0.11              --
 Total distributions                                                           --            0.17              --
 Net asset value, end of period                                             11.54            8.36           10.28
 TOTAL RETURN(3)                                                            38.04          (16.62)          (2.28)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                             20              14              11
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                              1.67            1.54            1.52
 Gross expenses prior to expense reimbursement(4)                            1.54            1.96            2.28
 Net investment income (loss) after expense
 reimbursement(4)(5)                                                        (0.16)           0.14            0.43
 Portfolio turnover rate                                                       70              72              13

(1)  Commencement of operations of Class I.
(2)  Commencement of operations of Class Q.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.
** Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE FUND                                     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS I
                                                                    ------------------------------------
                                                                                               MARCH 7,
                                                                       YEAR ENDED MAY 31,     2002(1) TO
                                                                    -----------------------     MAY 31,
                                                                       2004         2003         2002
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $     9.44        10.63        10.32
 Income (loss) from investment operations:
 Net investment income (loss)                                       $    (0.04)       (0.05)        0.00*
 Net realized and unrealized gain (loss)
 on investments                                                     $     4.94        (0.97)        0.31
 Total from investment operations                                   $     4.90        (1.02)        0.31
 Less distributions from:
 Net investment income                                              $       --         0.08           --
 Net realized gain from investments                                 $     0.74         0.09           --
 Total distributions                                                $     0.74         0.17           --
 Net asset value, end of period                                     $    13.60         9.44        10.63
 TOTAL RETURN(3)                                                    %    53.60        (9.49)        3.00

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $      481          222           26
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                     %     1.43         1.32         1.23
 Gross expenses prior to expense reimbursement(4)                   %     1.35         1.73         2.78
 Net investment income (loss) after expense
 reimbursement(4)(5)                                                %    (0.37)       (0.13)        0.17
 Portfolio turnover rate                                            5       57           54           12

                                                                                       CLASS Q
                                                                    ---------------------------------------------
                                                                                                       APRIL 30,
                                                                          YEAR ENDED MAY 31,          2002(2) TO
                                                                    -----------------------------       MAY 31,
                                                                         2004            2003            2002
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                        9.53           10.63           11.01
 Income (loss) from investment operations:
 Net investment income (loss)                                               (0.01)           0.33            0.00*
 Net realized and unrealized gain (loss)
 on investments                                                              4.93           (1.34)          (0.38)
 Total from investment operations                                            4.92           (1.01)          (0.38)
 Less distributions from:
 Net investment income                                                         --              --              --
 Net realized gain from investments                                          0.74            0.09              --
 Total distributions                                                         0.74            0.09              --
 Net asset value, end of period                                             13.71            9.53           10.63
 TOTAL RETURN(3)                                                            53.29           (9.47)          (3.45)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                             58               1               8
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                              1.52            1.35            1.42
 Gross expenses prior to expense reimbursement(4)                            1.52            1.73            2.42
 Net investment income (loss) after expense
 reimbursement(4)(5)                                                        (1.03)          (0.32)           0.00
 Portfolio turnover rate                                                       57              54              12

(1)  The Fund commenced operations on February 1, 2002.
(2)  Class B and Class C commenced offering shares on February 4, 2002.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING CONVERTIBLE FUND                                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS Q
                                                                    ------------------------------------
                                                                             YEAR ENDED MAY 31,
                                                                    ------------------------------------
                                                                       2004         2003         2002
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $    15.74        14.91        17.37
 Income (loss) from investment operations:
 Net investment income                                              $     0.46         0.41         0.36
 Net realized and unrealized gain (loss)
 on investments                                                     $     1.84         0.76        (2.28)
 Total from investment operations                                   $     2.30         1.17        (1.92)
 Less distributions from:
 Net investment income                                              $     0.46         0.34         0.45
 Net realized gain from investments                                 $       --           --         0.09
 Total distributions                                                $     0.46         0.34         0.54
 Net asset value, end of period                                     $    17.58        15.74        14.91
 TOTAL RETURN(3)                                                    %    14.72         8.11       (11.12)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $    3,176        4,030        8,626
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                                                %     1.26         1.36         1.19
 Gross expenses prior to expense
 reimbursement(4)                                                   %     1.26         1.36         1.19
 Net investment income after expense
 reimbursement(4)(5)                                                %     2.37         2.78         2.23
 Portfolio turnover rate                                            %      138           97          100

                                                                                   CLASS Q
                                                                    -------------------------------------
                                                                       ELEVEN                     THREE
                                                                       MONTHS        YEAR         MONTHS
                                                                        ENDED        ENDED        ENDED
                                                                       MAY 31,      JUNE 30,     JUNE 30,
                                                                       2001(1)        2000       1999(2)
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                    26.85        22.51        21.22
 Income (loss) from investment operations:
 Net investment income                                                    0.59         0.44         0.09
 Net realized and unrealized gain (loss)
 on investments                                                          (4.84)        7.82         1.31
 Total from investment operations                                        (4.25)        8.26         1.40
 Less distributions from:
 Net investment income                                                    0.53         0.35         0.11
 Net realized gain from investments                                       4.70         3.57           --
 Total distributions                                                      5.23         3.92         0.11
 Net asset value, end of period                                          17.37        26.85        22.51
 TOTAL RETURN(3)                                                        (17.50)       40.36         6.62

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                      29,629       56,165       17,537
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                                                      1.15         1.25         1.23
 Gross expenses prior to expense
 reimbursement(4)                                                         1.14         1.25         1.23
 Net investment income after expense
 reimbursement(4)(5)                                                      2.47         1.88         2.04
 Portfolio turnover rate                                                   145          129           28

(1)  The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding thededuction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING EQUITY AND BOND FUND                                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS Q
                                                                    ------------------------------------
                                                                             YEAR ENDED MAY 31,
                                                                    ------------------------------------
                                                                       2004         2003         2002
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $    11.63        11.98        13.23
 Income (loss) from investment operations:
 Net investment income                                              $     0.17         0.28         0.42
 Net realized and unrealized gain (loss)
 on investments                                                     $     0.86        (0.38)       (1.15)
 Total from investment operations                                   $     1.03        (0.10)       (0.73)
 Less distributions from:
 Net investment income                                              $     0.28         0.25         0.47
 Net realized gain from investments                                 $       --           --         0.05
 Total distributions                                                $     0.28         0.25         0.52
 Net asset value, end of period                                     $    12.38        11.63        11.98
 Total Return(3)                                                    %     8.93+       (0.61)       (5.53)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $      324          222          191
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                                                %     1.49         1.50         1.40
 Gross expenses prior to expense
 reimbursement(4)                                                   %     1.48         1.61         1.40
 Net investment income after expense
 reimbursement(4)(5)                                                %     1.39         2.70         3.31
 Portfolio turnover rate                                            %      302          129          145

                                                                                   CLASS Q
                                                                    ---------------------------------------------
                                                                       ELEVEN                           THREE
                                                                       MONTHS           YEAR            MONTHS
                                                                        ENDED           ENDED           ENDED
                                                                       MAY 31,         JUNE 30,        JUNE 30,
                                                                       2001(1)           2000          1999(2)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                       14.94           19.04           18.85
 Income (loss) from investment operations:
 Net investment income                                                       0.44            0.54            0.11
 Net realized and unrealized gain (loss)
 on investments                                                             (0.54)          (0.57)           0.16
 Total from investment operations                                           (0.10)          (0.03)           0.27
 Less distributions from:
 Net investment income                                                       0.47            0.40            0.08
 Net realized gain from investments                                          1.14            3.67              --
 Total distributions                                                         1.61            4.07            0.08
 Net asset value, end of period                                             13.23           14.94           19.04
 Total Return(3)                                                            (0.70)          (0.60)           1.44

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                            373             230             190
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                                                         1.25            1.30            1.25
 Gross expenses prior to expense
 reimbursement(4)                                                            1.46            1.51            1.51
 Net investment income after expense
 reimbursement(4)(5)                                                         3.61            3.36            2.30
 Portfolio turnover rate                                                       76             173              63

(1)  The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
+ Total return without the effect of reimbursement by affiliate for investment transaction losses would have been 8.84% for Class Q.

                 See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND                                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            CLASS I
                                                                    -----------------------
                                                                      YEAR         PERIOD
                                                                      ENDED        ENDED
                                                                      MAY 31,      MAY 31,
                                                                       2003        2003(1)
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                               $    11.45         9.98
 Income (loss) from investment operations:
 Net investment income                                              $     0.58         0.20
 Net realized and unrealized gain (loss)
 on investments                                                     $     2.43         1.47
 Total from investment operations                                   $     3.01         1.67
 Less distributions from:
 Net investment income                                              $     0.67         0.20
 Net realized gain from investments                                 $     0.51           --
 Total distributions                                                $     1.18         0.20
 Net asset value, end of period                                     $    13.28        11.45
 TOTAL RETURN(2)                                                    %    27.24        16.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                  $  161,904      125,645
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                                                %     0.96         1.00
 Gross expenses prior to expense
 reimbursement(3)                                                   %     1.06         1.19
 Net investment income after expense
 reimbursement(3)(4)                                                %     4.69         4.26
 Portfolio turnover rate                                            %      132           62

                                                                                  YEAR ENDED OCTOBER 31,
                                                                    -------------------------------------------------
                                                                       2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                     9.77         9.57         8.24         9.10
 Income (loss) from investment operations:
 Net investment income                                                    0.60         0.50         0.69         0.49
 Net realized and unrealized gain (loss)
 on investments                                                           0.23         0.27         1.21        (0.80)
 Total from investment operations                                         0.83         0.77         1.90        (0.31)
 Less distributions from:
 Net investment income                                                    0.62         0.57         0.57         0.55
 Net realized gain from investments                                         --           --           --           --
 Total distributions                                                      0.62         0.57         0.57         0.55
 Net asset value, end of period                                           9.98         9.77         9.57         8.24
 TOTAL RETURN(2)                                                          8.06         7.88        23.78         3.70

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                      97,331       76,188       64,447       55,968
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                                                      0.98         1.00         1.00         1.00
 Gross expenses prior to expense
 reimbursement(3)                                                         0.98         1.03         1.05         1.11
 Net investment income after expense
 reimbursement(3)(4)                                                      4.29         4.84         5.71         5.37
 Portfolio turnover rate                                                   106           77           93           67

(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2004

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds contained within this book are comprised of ING Equity Trust ("IET") and ING Investment Funds, Inc. ("IIF") both of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-two separate series (Portfolios). Nine of the Portfolios in this report are: ING LargeCap Growth Fund ("LargeCap Growth"), ING MidCap Opportunities Fund ("MidCap Opportunities"), ING SmallCap Opportunities Fund ("SmallCap Opportunities"), ING Disciplined LargeCap Fund ("Disciplined LargeCap"), ING MidCap Value Fund ("MidCap Value"), ING SmallCap Value Fund ("SmallCap Value"), ING Convertible Fund ("Convertible"), ING Equity and Bond Fund ("Equity and Bond") and ING Real Estate Fund ("Real Estate"). IIF is a Maryland Corporation organized on July 7, 1969 with one Portfolio, ING MagnaCap Fund ("MagnaCap").

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class I, Class M, and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. No class preferential dividend rights exist. Differences in per share dividend rates generally results from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

   Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

   ANNUALLY

   LargeCap Growth
   MidCap Opportunities
   SmallCap Opportunities
   Disciplined LargeCap
   MidCap Value
   SmallCap Value

   SEMI-ANNUALLY

   MagnaCap

   QUARTERLY

   Convertible
   Equity and Bond
   Real Estate

   Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. OPTIONS CONTRACTS. All Funds may purchase put and call options and may write
   (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K. OFFERING COSTS. Offering costs are capitalized and amortized on a straight line basis over a period of twelve months.

L. ILLIQUID AND RESTRICTED SECURITIES. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M. DELAYED DELIVERY TRANSACTIONS. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

N. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the period ended May 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                  PURCHASES        SALES
                                  ---------        -----
LargeCap Growth                 $ 440,596,425  $ 353,536,641
MidCap Opportunities              461,144,264    252,034,348
SmallCap Opportunities            164,782,145    255,475,230
Disciplined LargeCap              162,067,728    181,371,471
MagnaCap                          188,577,222     87,262,139
MidCap value                      117,962,615     51,626,908
SmallCap Value                     63,689,148     29,588,179
Convertible                       293,363,950    289,634,263
Equity and Bond                    81,094,298     88,606,106
Real Estate                       243,746,885    213,170,927

U.S. Government securities not included above were as follows:

                                  PURCHASES        SALES
                                  ---------        -----
Equity and Bond                 $ 137,936,736  $ 135,096,178

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser") a wholly-owned subsidiary of ING Groep N.V. ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management. The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                          AS A PERCENT OF AVERAGE NET ASSETS
                          ----------------------------------
LargeCap Growth           0.75% on first $500 million; 0.675%
                          on next $500 million; and
                          0.65% in excess of $1 billion
MidCap Opportunities      1.00% on first $500 million; and 0.90%
                          thereafter
SmallCap Opportunities    1.00% on first $100 million; 0.90% on next $150
                          million; 0.80% on next $250 million; and 0.75% in
                          excess of $500 million
Disciplined LargeCap      0.70%
MagnaCap                  1.00% on first $30 million;
                          0.75% on next $220 million; 0.625% on next $200
                          million; and
                          0.50% in excess of $450 million
MidCap Value              1.00% on first $50 million; and 0.90%
                          thereafter
SmallCap Value            1.00% on first $50 million; and 0.90%
                          thereafter
Convertible               0.75% on first $500 million; 0.675%
                          on next $500 million; and
                          0.65% in excess of $1 billion
Equity and Bond           0.75% on first $500 million; 0.675%
                          on next $500 million; and
                          0.65% in excess of $1 billion
Real Estate               0.70%

Aeltus Investment Management, Inc. ("ING Aeltus"), a registered investment advisor, serves as Sub-Adviser to the MidCap Opportunities Fund, SmallCap Opportunities Fund, Disciplined LargeCap Fund, MagnaCap Fund, Convertible Fund and the Equity and Bond Fund pursuant to Sub-Advisory Agreements between the Investment Manager and ING Aeltus.

Brandes Investment Partners, LP ("Brandes"), a registered investment advisor, serves as Sub-Adviser to the MidCap Value and SmallCap Value Funds pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Wellington Management Company, LLP is the Sub-Adviser to the LargeCap Growth
Fund.

ING Clarion Real Estate Securities L.P. ("ING Clarion"), a registered investment advisor, is the Sub-Adviser to the Real Estate Fund pursuant a Sub-Advisory Agreement between the Investment Manager and ING Clarion.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund except MagnaCap. The Fund pays the Administrator a fee calculated at an annual rate of 0.10% of each Funds' average daily net assets.

MagnaCap has entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for LargeCap Growth, Convertible and Equity and Bond.

MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

The Adviser, ING Aeltus, ING Clarion, IFS and the Distributor are indirect wholly-owned subsidiaries of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

                           CLASS A   CLASS B   CLASS C  CLASS I  CLASS M    CLASS Q
                           -------   -------   -------  -------  -------    -------
LargeCap Growth              0.35%    1.00%     1.00%      N/A     N/A       0.25%
MidCap Opportunities         0.30%    1.00%     1.00%      N/A     N/A       0.25%
SmallCap Opportunities       0.30%    1.00%     1.00%      N/A     N/A       0.25%
Disciplined LargeCap         0.30%    1.00%     1.00%      N/A     N/A        N/A
MagnaCap                     0.30%    1.00%     1.00%      N/A    0.75%      0.25%
MidCap Value                 0.25%    1.00%     1.00%      N/A     N/A       0.25%
SmallCap Value               0.25%    1.00%     1.00%      N/A     N/A       0.25%
Convertible                  0.35%    1.00%     1.00%      N/A     N/A       0.25%
Equity and Bond              0.35%    1.00%     1.00%      N/A     N/A       0.25%
Real Estate                  0.25%    1.00%     1.00%      N/A     N/A       0.25%

For the year ended May 31, 2004, the Distributor has retained $267,640 as sales charges from the proceeds of Class A Shares sold, $3,827 and $52,274 from the proceeds of Class A Shares and Class C Shares redeemed, respectively and $55 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Manager may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                      ACCRUED       ACCRUED         ACCRUED
                    INVESTMENT  ADMINISTRATIVE    DISTRIBUTION
                    MANAGEMENT   AND SERVICE      AND SERVICE
                       FEES          FEES             FEES        RECOUPMENT         TOTAL
                       ----          ----             ----        ----------         -----
LargeCap
   Growth            $ 196,165     $ 26,155        $ 173,615       $ 30,885        $ 426,820
MidCap
   Opportunities       393,055       39,328          324,487         50,000          806,870
SmallCap
   Opportunities       198,612       21,148          139,821             --          359,581
Disciplined
   LargeCap             44,815        6,402           41,905             --           93,122
MagnaCap               232,875           --          136,145          4,785          373,805
MidCap Value           104,298       10,430           66,269         54,000          234,997
SmallCap Value          70,389        7,039           46,594         27,001          151,023
Convertible            134,746       17,966          142,988             37          295,737
Equity and Bond         43,902        5,853           38,250         28,854          116,859
Real Estate            101,469       14,495            6,850         14,354          137,168

At May 31, 2004, certain non-affiliated individuals and entities owned separately the following percentage of the Real Estate Fund: 26.83% and 5.68%. Investment activities of these shareholders could have a material impact on the Fund.

During the year ended May 31, 2004, the Investment Manager reimbursed SmallCap Opportunities, and Equity and Bond $147,440, and $26,158, respectively, for transaction losses realized on the disposal of investments to correct violation of restrictions.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                 CLASS A     CLASS B      CLASS C      CLASS I    CLASS Q
                                 -------     -------      -------      -------    -------
LargeCap Growth(1)                1.45%       2.10%        2.10%        1.10%      1.35%
MidCap Opportunities(2)           1.75%       2.45%        2.45%        1.45%      1.60%
MidCap Value                      1.75%       2.50%        2.50%        1.50%      1.75%
SmallCap Value                    1.75%       2.50%        2.50%        1.50%      1.75%
Convertible                       1.60%       2.25%        2.25%         N/A       1.50%
Equity and Bond                   1.60%       2.25%        2.25%         N/A       1.50%
Real Estate                       1.45%       2.20%        2.20%        1.00%      1.25%

----------
(1) Prior to February 25, 2003, the expense limitation rates for Class A, Class B, Class C, Class I and Class Q were 1.60%, 2.25%, 2.25% and 1.50%, respectively.
(2) Prior to January 1, 2004, the expense limation rates for Class A, Class B, Class C, Class I and Class Q were 1.50%, 2.20%, 2.20%, 1.20% and 1.35%, respectively.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of May 31, 2004, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

                                       MAY 31,
                          ----------------------------------
                             2005        2006         2007          TOTAL
                             ----        ----         ----          -----
LargeCap Growth           $      --    $ 303,212    $ 408,020    $   711,232
MidCap Opportunities        233,782      600,861      240,276      1,074,919
MidCap Value                 12,622      141,380           --        154,002
SmallCap Value               59,648      125,566           --        185,214
Equity and Bond Fund             --       82,231           --         82,231
Real Estate Fund                 --      118,117       90,709        208,826

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended May 31, 2004:

                                                     APPROXIMATE
                                      APPROXIMATE     WEIGHTED
                             DAYS    AVERAGE DAILY    AVERAGE
                           UTILIZED     BALANCE     INTEREST RATE
                           --------  -------------  -------------
MidCap Opportunities          13         671,538          1.48%
SmallCap Opportunities        15         662,733          1.47%
MagnaCap                       2         955,000          1.48%
Convertible                   23       1,189,609          1.45%

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                          CLASS A SHARES                        CLASS B SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
LARGECAP GROWTH (NUMBER OF SHARES)
Shares sold                                           4,717,809          1,731,633          3,033,622            408,627
Shares redeemed                                      (1,508,196)        (2,830,849)        (1,409,436)        (2,383,990)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding         3,209,613         (1,099,216)         1,624,186         (1,975,363)
                                                ===============    ===============    ===============    ===============
LARGECAP GROWTH ($)
Shares sold                                     $    77,600,379    $    23,912,505    $    48,308,654    $     5,315,977
Shares redeemed                                     (24,659,524)       (38,399,684)       (22,603,682)       (31,662,290)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $    52,940,855    $   (14,487,179)   $    25,704,972    $   (26,346,313)
                                                ===============    ===============    ===============    ===============

                                                          CLASS C SHARES                        CLASS I SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR              PERIOD
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
LARGECAP GROWTH (NUMBER OF SHARES)
Shares sold                                           1,665,504            224,913            650,093            289,678
Shares redeemed                                        (842,766)        (1,291,661)          (202,685)          (325,759)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding           822,738         (1,066,748)           447,408            (36,081)
                                                ===============    ===============    ===============    ===============

LARGECAP GROWTH ($)
Shares sold                                     $    25,792,950    $     2,920,608    $    11,253,002    $     3,894,597
Shares redeemed                                     (13,587,922)       (17,091,851)        (3,512,313)        (4,467,218)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $    12,205,028    $   (14,171,243)   $     7,740,689    $      (572,621)
                                                ===============    ===============    ===============    ===============

                                                          CLASS Q SHARES
                                                ----------------------------------
                                                     YEAR               YEAR
                                                     ENDED              ENDED
                                                    MAY 31,            MAY 31,
                                                     2004               2003
                                                ---------------    ---------------
LARGECAP GROWTH (NUMBER OF SHARES)
Shares sold                                             252,367            133,122
Shares redeemed                                        (348,885)          (706,874)
                                                ---------------    ---------------
Net increase (decrease) in shares outstanding           (96,518)          (573,752)
                                                ===============    ===============

LARGECAP GROWTH ($)
Shares sold                                     $     4,054,610    $     1,768,245
Shares redeemed                                      (5,867,902)        (9,611,239)
                                                ---------------    ---------------
Net increase (decrease)                         $    (1,813,292)   $    (7,842,994)
                                                ===============    ===============

                                                          CLASS A SHARES                        CLASS B SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
MIDCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                           1,036,073            992,635            733,927            266,036
Shares issued in merger                               7,257,045                 --         13,295,946                 --
Shares redeemed                                      (1,584,581)        (2,775,471)        (1,932,970)        (2,287,890)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding         6,708,537         (1,782,836)        12,096,903         (2,021,854)
                                                ===============    ===============    ===============    ===============

MIDCAP OPPORTUNITIES ($)
Shares sold                                     $    11,933,398    $     9,131,612    $     8,169,093    $     2,389,023
Shares issued in merger                              90,057,643                 --        158,660,384                 --
Shares redeemed                                     (18,290,662)       (25,266,178)       (21,648,477)       (20,376,679)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $    83,700,379    $   (16,134,566)   $   145,181,000    $   (17,987,656)
                                                ===============    ===============    ===============    ===============

                                                          CLASS C SHARES                        CLASS I SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
MIDCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                             329,723            186,646            137,735            204,879
Shares issued in merger                               5,847,535                 --          4,319,450                 --
Shares redeemed                                      (1,727,198)        (2,602,475)        (5,294,804)        (2,687,084)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding         4,450,060         (2,415,829)          (837,619)        (2,482,205)
                                                ===============    ===============    ===============    ===============

MIDCAP OPPORTUNITIES ($)
Shares sold                                     $     3,570,794    $     1,634,606    $     1,697,334    $     1,868,172
Shares issued in merger                              69,438,190                 --         54,791,843                 --
Shares redeemed                                     (19,175,206)       (23,006,547)       (64,078,651)       (24,766,277)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $    53,833,778    $   (21,371,941)   $    (7,589,474)   $   (22,898,105)
                                                ===============    ===============    ===============    ===============

                                                          CLASS Q SHARES
                                                ----------------------------------
                                                     YEAR               YEAR
                                                     ENDED              ENDED
                                                    MAY 31,            MAY 31,
                                                     2004               2003
                                                ---------------    ---------------
MIDCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                             295,722            441,646
Shares issued in merger                                  17,144                 --
Shares redeemed                                        (390,135)          (550,075)
                                                ---------------    ---------------
Net increase (decrease) in shares outstanding           (77,269)          (108,429)
                                                ===============    ===============

MIDCAP OPPORTUNITIES ($)
Shares sold                                     $     3,125,007    $     4,051,242
Shares issued in merger                                 214,426                 --
Shares redeemed                                      (4,152,761)        (5,011,695)
                                                ---------------    ---------------
Net increase (decrease)                         $      (813,328)   $      (960,453)
                                                ===============    ===============

                                                          CLASS A SHARES                        CLASS B SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
SMALLCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                           1,922,887          2,959,197            324,368            297,293
Shares redeemed                                      (3,854,778)        (4,076,167)        (1,650,166)        (2,120,010)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding                   (1,931,891)        (1,116,970)        (1,325,798)        (1,822,717)
                                                ===============    ===============    ===============    ===============

SMALLCAP OPPORTUNITIES ($)
Shares sold                                     $    41,773,565    $    53,600,429    $     6,706,707    $     4,862,420
Shares redeemed                                     (80,177,493)       (73,261,386)       (33,798,668)       (35,339,503)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease                                    $   (38,403,928)   $   (19,660,957)   $   (27,091,961)   $   (30,477,083)
                                                ===============    ===============    ===============    ===============

                                                          CLASS C SHARES
                                                ----------------------------------
                                                     YEAR               YEAR
                                                     ENDED              ENDED
                                                    MAY 31,            MAY 31,
                                                     2004               2003
                                                ---------------    ---------------
SMALLCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                             110,776            182,010
Shares redeemed                                      (1,121,973)        (1,741,349)
                                                ---------------    ---------------
Net decrease in shares outstanding                   (1,011,197)        (1,559,339)
                                                ===============    ===============

SMALLCAP OPPORTUNITIES ($)
Shares sold                                     $     2,424,180    $     2,953,005
Shares redeemed                                     (22,678,422)       (29,151,596)
                                                ---------------    ---------------
Net decrease                                    $   (20,254,242)   $   (26,198,591)
                                                ===============    ===============

                                                          CLASS I SHARES                        CLASS Q SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
SMALLCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                             186,283            167,562              1,160             18,182
Shares redeemed                                        (145,691)          (146,229)           (30,438)          (120,129)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding            40,592             21,333            (29,278)          (101,947)
                                                ===============    ===============    ===============    ===============

SMALLCAP OPPORTUNITIES ($)
Shares sold                                     $     4,182,902    $     2,851,630    $        28,326    $       346,249
Shares redeemed                                      (3,235,935)        (2,570,785)          (651,974)        (2,150,100)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $       946,967    $       280,845    $      (623,648)   $    (1,803,851)
                                                ===============    ===============    ===============    ===============

                                                          CLASS A SHARES                        CLASS B SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
DISCIPLINED LARGECAP (NUMBER OF SHARES)
Shares sold                                             113,903          1,293,110            389,459            179,270
Shares redeemed                                        (453,135)        (1,518,287)        (1,178,718)        (1,981,016)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding                     (339,232)          (225,177)          (789,259)        (1,801,746)
                                                ===============    ===============    ===============    ===============

DISCIPLINED LARGECAP ($)
Shares sold                                     $       970,844    $     8,987,874    $     3,217,947    $     1,245,114
Shares redeemed                                      (3,704,827)       (10,542,573)        (9,667,160)       (13,755,648)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease                                    $    (2,733,983)   $    (1,554,699)   $    (6,449,213)   $   (12,510,534)
                                                ===============    ===============    ===============    ===============

                                                          CLASS C SHARES                        CLASS I SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
DISCIPLINED LARGECAP (NUMBER OF SHARES)
Shares sold                                              84,889             77,832                 --                466
Shares redeemed                                      (1,202,854)        (1,596,429)                --                (10)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding        (1,117,965)        (1,518,597)                --                456
                                                ===============    ===============    ===============    ===============

DISCIPLINED LARGECAP ($)
Shares sold                                     $       690,881    $       548,074    $            --    $         3,306
Shares redeemed                                      (9,984,201)       (10,962,505)                --                (73)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $    (9,293,320)   $   (10,414,431)   $            --    $         3,233
                                                ===============    ===============    ===============    ===============

                                                          CLASS A SHARES                        CLASS B SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                                           2,598,002          1,637,596            715,715            342,031
Shares issued in merger                              14,679,883                 --            443,560                 --
Dividends reinvested                                    203,397             58,790                 --                 52
Shares redeemed                                      (5,008,192)        (4,837,146)        (1,805,792)        (2,535,432)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding        12,473,090         (3,140,760)          (646,517)        (2,193,349)
                                                ===============    ===============    ===============    ===============

MAGNACAP ($)
Shares sold                                     $    25,810,263    $    13,316,165    $     7,106,156    $     2,679,550
Shares issued in merger                             141,208,171                 --          4,106,720                 --
Dividends reinvested                                  1,893,245            471,273                 --                407
Shares redeemed                                     (49,598,073)       (39,584,790)       (17,200,575)       (20,001,817)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $   119,313,606    $   (25,797,352)   $    (5,987,699)   $   (17,321,860)
                                                ===============    ===============    ===============    ===============

                                                          CLASS C SHARES
                                                ----------------------------------
                                                     YEAR               YEAR
                                                     ENDED              ENDED
                                                    MAY 31,            MAY 31,
                                                     2004               2003
                                                ---------------    ---------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                                             263,235            455,850
Shares issued in merger                                 235,540                 --
Dividends reinvested                                         --                 20
Shares redeemed                                        (315,710)          (471,682)
                                                ---------------    ---------------
Net increase (decrease) in shares outstanding           183,065            (15,812)
                                                ===============    ===============

MAGNACAP ($)
Shares sold                                     $     2,618,410    $     3,661,386
Shares issued in merger                               2,182,353                 --
Dividends reinvested                                         --                174
Shares redeemed                                      (2,831,500)        (3,860,761)
                                                ---------------    ---------------
Net increase (decrease)                         $     1,969,263    $      (199,201)
                                                ===============    ===============

                                                          CLASS M SHARES                        CLASS I SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                                              30,375             19,464                 --                777
Shares issued in merger                                      --                 --                  2                 --
Dividends reinvested                                        506                 --                 12                 --
Shares redeemed                                        (369,836)          (374,176)                (2)                --
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding          (338,955)          (354,712)                12                777
                                                ===============    ===============    ===============    ===============

MAGNACAP ($)
Shares sold                                     $       275,418    $       155,322    $            --    $         6,557
Shares issued in merger                                      --                 --                 18                 --
Dividends reinvested                                      4,431                 --                111                 --
Shares redeemed                                      (3,437,895)        (3,054,885)               (21)                --
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $    (3,158,046)   $    (2,899,563)   $           108    $         6,557
                                                ===============    ===============    ===============    ===============

                                                          CLASS Q SHARES
                                                ----------------------------------
                                                     YEAR               YEAR
                                                     ENDED              ENDED
                                                    MAY 31,            MAY 31,
                                                     2004               2003
                                                ---------------    ---------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                                                  --                 --
Shares issued in merger                                     807                 --
Dividends reinvested                                      4,830              4,708
Shares redeemed                                        (847,215)            (2,564)
                                                ---------------    ---------------
Net increase (decrease) in shares outstanding          (841,578)             2,144
                                                ===============    ===============

MAGNACAP ($)
Shares sold                                     $            --    $            --
Shares issued in merger                                   7,766                 --
Dividends reinvested                                     42,987             37,713
Shares redeemed                                      (7,712,659)           (38,330)
                                                ---------------    ---------------
Net increase (decrease)                         $    (7,661,906)   $          (617)
                                                ===============    ===============

                                                          CLASS A SHARES                        CLASS B SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
MIDCAP VALUE (NUMBER OF SHARES)
Shares sold                                           4,389,175          1,049,073          1,916,154            818,080
Dividends reinvested                                         --             34,385                 --             18,033
Shares redeemed                                      (1,100,635)        (1,749,286)          (323,780)          (507,980)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding         3,288,540           (665,828)         1,592,374            328,133
                                                ===============    ===============    ===============    ===============

MIDCAP VALUE ($)
Shares sold                                     $    47,731,690    $     7,733,617    $    20,528,670    $     6,257,727
Dividends reinvested                                         --            232,444                 --            121,903
Shares redeemed                                     (12,000,827)       (11,804,691)        (3,379,087)        (3,593,419)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $    35,730,863    $    (3,838,630)   $    17,149,583    $     2,786,211
                                                ===============    ===============    ===============    ===============

                                                          CLASS C SHARES                        CLASS I SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
MIDCAP VALUE (NUMBER OF SHARES)
Shares sold                                           1,895,746            822,471            167,376             21,374
Dividends reinvested                                         --             13,972                 --                562
Shares redeemed                                        (534,781)          (341,110)            (5,110)            (5,297)
                                                ---------------    ---------------    ---------------    ---------------
Net increase in shares outstanding                    1,360,965            495,333            162,266             16,639
                                                ===============    ===============    ===============    ===============

MIDCAP VALUE ($)
Shares sold                                     $    20,537,186    $     6,239,930    $     1,880,019    $       154,508
Dividends reinvested                                         --             94,463                 --              3,799
Shares redeemed                                      (5,326,519)        (2,367,968)           (58,828)           (36,094)
                                                ---------------    ---------------    ---------------    ---------------
Net increase                                    $    15,210,667    $     3,966,425    $     1,821,191    $       122,213
                                                ===============    ===============    ===============    ===============

                                                          CLASS Q SHARES
                                                ----------------------------------
                                                     YEAR               YEAR
                                                     ENDED              ENDED
                                                    MAY 31,            MAY 31,
                                                     2004               2003
                                                ---------------    ---------------
MIDCAP VALUE (NUMBER OF SHARES)
Shares sold                                                  --                550
Dividends reinvested                                         --                 42
Shares redeemed                                              --                 --
                                                ---------------    ---------------
Net increase in shares outstanding                           --                592
                                                ===============    ===============

MIDCAP VALUE ($)
Shares sold                                     $            --    $         4,534
Dividends reinvested                                         --                285
Shares redeemed                                              --                 --
                                                ---------------    ---------------
Net increase                                    $            --    $         4,819
                                                ===============    ===============

                                                          CLASS A SHARES                        CLASS B SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
SMALL CAP VALUE (NUMBER OF SHARES)
Shares sold                                           2,394,934            746,668            752,515            490,662
Dividends reinvested                                     83,905             16,962             55,029              6,823
Shares redeemed                                        (409,889)        (1,197,761)          (201,315)          (364,790)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding         2,068,950           (434,131)           606,229            132,695
                                                ===============    ===============    ===============    ===============

SMALL CAP VALUE ($)
Shares sold                                     $    30,977,651    $     6,815,426    $     9,220,990    $     4,485,147
Dividends reinvested                                    940,575            145,698            611,375             58,605
Shares redeemed                                      (5,024,204)       (10,467,147)        (2,376,307)        (3,120,196)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $    26,894,022    $    (3,506,023)   $     7,456,058    $     1,423,556
                                                ===============    ===============    ===============    ===============

                                                          CLASS C SHARES                        CLASS I SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
SMALL CAP VALUE (NUMBER OF SHARES)
Shares sold                                           1,373,071            566,589             13,396             30,646
Dividends reinvested                                     50,521              6,643              1,983                564
Shares redeemed                                        (455,949)          (174,091)            (3,604)           (10,123)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding           967,643            399,141             11,775             21,087
                                                ===============    ===============    ===============    ===============

SMALL CAP VALUE ($)
Shares sold                                     $    17,186,034    $     5,189,793    $       158,274    $       286,003
Dividends reinvested                                    560,781             57,003             22,291              4,835
Shares redeemed                                      (5,504,573)        (1,484,104)           (46,393)           (78,363)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $    12,242,242    $     3,762,692    $       134,172    $       212,475
                                                ===============    ===============    ===============    ===============

                                                          CLASS Q SHARES
                                                ----------------------------------
                                                     YEAR               YEAR
                                                     ENDED              ENDED
                                                    MAY 31,            MAY 31,
                                                     2004               2003
                                                ---------------    ---------------
SMALL CAP VALUE (NUMBER OF SHARES)
Shares sold                                               4,134                 --
Dividends reinvested                                         --                 --
Shares redeemed                                              --               (695)
                                                ---------------    ---------------
Net increase (decrease) in shares outstanding             4,134               (695)
                                                ===============    ===============

SMALL CAP VALUE ($)
Shares sold                                     $        57,676    $            --
Dividends reinvested                                         --                 --
Shares redeemed                                              --             (7,606)
                                                ---------------    ---------------
Net increase (decrease)                         $        57,676    $        (7,606)
                                                ===============    ===============

                                                          CLASS A SHARES                        CLASS B SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
CONVERTIBLE (NUMBER OF SHARES)
Shares sold                                           1,298,675            538,399            739,659            421,161
Dividends reinvested                                     60,283             51,808             42,820             41,633
Shares redeemed                                      (1,003,751)        (1,397,320)        (1,078,475)        (1,662,300)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding           355,207           (807,113)          (295,996)        (1,199,506)
                                                ===============    ===============    ===============    ===============

CONVERTIBLE ($)
Shares sold                                     $    22,561,007    $     8,104,116    $    14,414,494    $     6,866,145
Dividends reinvested                                  1,052,348            762,272            813,670            674,288
Shares redeemed                                     (17,665,114)       (20,483,502)       (20,919,881)       (26,789,834)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $     5,948,241    $   (11,617,114)   $    (5,691,717)   $   (19,249,401)
                                                ===============    ===============    ===============    ===============

                                                          CLASS C SHARES                        CLASS Q SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
CONVERTIBLE (NUMBER OF SHARES)
Shares sold                                             557,509            283,725             27,805             17,167
Dividends reinvested                                     35,305             32,094              5,192              8,275
Shares redeemed                                        (744,929)        (1,478,629)          (108,400)          (347,993)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding                     (152,115)        (1,162,810)           (75,403)          (322,551)
                                                ===============    ===============    ===============    ===============

CONVERTIBLE ($)
Shares sold                                     $    10,042,116    $     4,341,342    $       481,790    $       251,286
Dividends reinvested                                    627,776            485,833             87,716            117,940
Shares redeemed                                     (13,528,070)       (22,218,447)        (1,846,310)        (4,929,175)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease                                    $    (2,858,178)   $   (17,391,272)   $    (1,276,804)   $    (4,559,949)
                                                ===============    ===============    ===============    ===============

                                                          CLASS A SHARES                        CLASS B SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
EQUITY AND BOND (NUMBER OF SHARES)
Shares sold                                             887,579            804,559            437,744            235,194
Dividends reinvested                                     53,776             87,922             15,763             20,392
Shares redeemed                                      (1,045,795)        (2,874,377)          (782,074)          (926,352)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding                     (104,440)        (1,981,896)          (328,567)          (670,766)
                                                ===============    ===============    ===============    ===============

EQUITY AND BOND ($)
Shares sold                                     $    10,932,304    $     8,696,083    $     5,924,840    $     2,763,564
Dividends reinvested                                    644,730            945,153            201,540            237,706
Shares redeemed                                     (13,177,888)       (31,480,050)       (10,424,076)       (10,795,160)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease                                    $    (1,600,854)   $   (21,838,814)   $    (4,297,696)   $    (7,793,890)
                                                ===============    ===============    ===============    ===============

                                                          CLASS C SHARES                        CLASS Q SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR               YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004               2003               2004               2003
                                                ---------------    ---------------    ---------------    ---------------
EQUITY AND BOND (NUMBER OF SHARES)
Shares sold                                             141,155            151,062             22,261              5,355
Dividends reinvested                                     13,925             16,285                556                404
Shares redeemed                                        (285,420)          (453,636)           (15,787)            (2,579)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding          (130,340)          (286,289)             7,030              3,180
                                                ===============    ===============    ===============    ===============

EQUITY AND BOND ($)
Shares sold                                     $     1,627,156    $     1,566,442    $       266,462    $        56,544
Dividends reinvested                                    158,421            168,388              6,646              4,292
Shares redeemed                                      (3,316,399)        (4,682,884)          (192,188)           (27,501)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $    (1,530,822)   $    (2,948,054)   $        80,920    $        33,335
                                                ===============    ===============    ===============    ===============

                                                          CLASS A SHARES                        CLASS B SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR              PERIOD              YEAR              PERIOD
                                                     ENDED              ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                                     2004              2003(1)             2004              2003(2)
                                                ---------------    ---------------    ---------------    ---------------
REAL ESTATE (NUMBER OF SHARES)
Shares sold                                           1,380,337             94,587            166,580             16,002
Dividends reinvested                                     43,360                341              3,900                 28
Shares redeemed                                        (213,905)            (6,170)           (28,211)            (2,596)
                                                ---------------    ---------------    ---------------    ---------------
Net increase in shares outstanding                    1,209,792             88,758            142,269             13,434
                                                ===============    ===============    ===============    ===============

REAL ESTATE ($)
Shares sold                                     $    16,994,026    $     1,008,855    $     2,087,459    $       165,222
Dividends reinvested                                    538,693              3,536             48,871                294
Shares redeemed                                      (2,582,779)           (64,742)          (344,880)           (26,513)
                                                ---------------    ---------------    ---------------    ---------------
Net increase                                    $    14,949,940    $       947,649    $     1,791,450    $       139,003
                                                ===============    ===============    ===============    ===============

                                                          CLASS C SHARES
                                                ----------------------------------
                                                     YEAR              PERIOD
                                                     ENDED              ENDED
                                                    MAY 31,            MAY 31,
                                                     2004              2003(3)
                                                ---------------    ---------------
REAL ESTATE (NUMBER OF SHARES)
Shares sold                                             292,977             13,845
Dividends reinvested                                     12,292                  7
Shares redeemed                                        (112,603)                --
                                                ---------------    ---------------
Net increase in shares outstanding                      192,666             13,852
                                                ===============    ===============

REAL ESTATE ($)
Shares sold                                     $     3,611,743    $       156,401
Dividends reinvested                                    154,981                 74
Shares redeemed                                      (1,396,621)                --
                                                ---------------    ---------------
Net increase                                    $     2,370,103    $       156,475
                                                ===============    ===============

----------
(1) Commenced offering of shares on December 20, 2002.
(2) Commenced offering of shares on November 20, 2002.
(3) Commenced offering of shares on January 17, 2003.

                                                                   CLASS I SHARES
                                                -----------------------------------------------------
                                                     YEAR              PERIOD              YEAR
                                                     ENDED              ENDED              ENDED
                                                    MAY 31,            MAY 31,          OCTOBER 31,
                                                     2004              2003(1)          2002(2)(3)
                                                ---------------    ---------------    ---------------
REAL ESTATE (NUMBER OF SHARES)
Shares sold                                           4,052,833          2,062,228              2,943
Dividends reinvested                                    735,129            115,070                343
Shares redeemed                                      (3,565,560)          (962,686)            (1,331)
                                                ---------------    ---------------    ---------------
Net increase in shares outstanding                    1,222,402          1,214,612              1,955
                                                ===============    ===============    ===============

REAL ESTATE ($)
Shares sold                                     $    51,206,192    $    21,890,930    $        31,057
Dividends reinvested                                  9,236,584          1,216,742              3,751
Shares redeemed                                     (45,266,438)       (10,000,608)           (14,352)
                                                ---------------    ---------------    ---------------
Net increase                                    $    15,176,338    $    13,107,064    $        20,456
                                                ===============    ===============    ===============

----------
(1) Changed its fiscal year end to May 31.
(2) Reflects history of a predecessor mutual fund (see Note 1)
(3) Dollar amounts in thousands.

NOTE 10 -- SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2004, the Funds had securities on loan with the following market values:

                              VALUE OF
                             SECURITIES          VALUE OF
                               LOANED           COLLATERAL
                           ---------------    ---------------
LargeCap Growth            $    68,755,615    $    70,673,534
MidCap Opportunities           120,205,540        122,409,899
SmallCap Opportunities          59,838,204         62,176,797
Disciplined LargeCap             3,357,020          3,481,885
MagnaCap                        26,677,319         27,474,101
MidCap value                    16,561,005         17,480,183
SmallCap Value                  12,646,751         13,333,256
Convertible                     55,968,730         57,288,122
Real Estate                      8,911,624          9,099,259

NOTE 11 -- WHEN ISSUED SECURITIES

The Equity and Bond Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 12 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, organizational and offering expenses, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2004:

                                                                   ACCUMULATED
                                                                  NET REALIZED
                                               UNDISTRIBUTED          GAINS
                               PAID-IN         NET INVESTMENT      (LOSSES) ON
                               CAPITAL            INCOME           INVESTMENTS
                           ---------------    ---------------    ---------------
LargeCap Growth            $    (2,863,179)   $     2,863,179    $            --
MidCap Opportunities           107,344,318          3,189,037       (110,533,355)
SmallCap
   Opportunities                (4,704,149)         5,073,085           (368,936)
MagnaCap                            45,824            (45,824)                --
MidCap Value                            --            463,900           (463,900)
SmallCap Value                          --            584,767           (584,767)
Convertible                             --            323,133           (323,133)
Equity and Bond                         --            289,327           (289,327)
Real Estate(1)                    (620,711)         1,799,603         (1,178,892)

(1) As of the Fund's tax year ended December 31, 2003.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders were as follows:

                                YEAR ENDED MAY 31, 2004
                           ----------------------------------
                              ORDINARY           LONG-TERM
                               INCOME          CAPITAL GAINS
                           ---------------    ---------------
Financial Services         $       697,897    $    12,536,310
MagnaCap                         2,245,213                 --
SmallCap Value                     536,307          2,285,376
Convertible                      4,038,953                 --
Equity and Bond                  1,362,049                 --
Real Estate(1)                   8,704,727          6,564,687

(1) Composition of dividends and distributions presented herein differ from final amounts based on the Fund's tax year end of December 31, 2003.

                               YEAR ENDED MAY 31, 2003
                     ------------------------------------------------
                                                       DIVIDENDS PAID
                       ORDINARY        LONG-TERM        DEDUCTION ON
                        INCOME       CAPITAL GAINS      REDEMPTIONS
                     -----------     -------------     --------------
MagnaCap             $   549,198         $  --            $ 30,059
MidCap Value             567,240            --                  --
SmallCap Value           354,275            --                  --
Convertible            3,214,824            --                  --
Equity and Bond        1,786,851            --                  --
Real Estate(1)(2)      2,058,713            --                  --

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2004:

                                           UNDISTRIBUTED    UNREALIZED      POST OCTOBER       CAPITAL
                          UNDISTRIBUTED      LONG-TERM     APPRECIATION/       LOSSES           LOSS          EXPIRATION
                         ORDINARY INCOME   CAPITAL GAIN    (DEPRECIATION)     DEFERRED      CARRYFORWARDS       DATES
                         ---------------   -------------   --------------   ------------   ---------------    ----------
LargeCap Growth          $            --   $          --   $   51,263,561   $         --   $  (129,467,771)         2009
                                                                                              (140,176,886)         2010
                                                                                              (117,098,211)         2011
                                                                                           ---------------
                                                                                           $  (386,742,868)*
                                                                                           ===============

MidCap Opportunities                  --              --       74,959,819             --   $  (133,027,987)         2008
                                                                                               (94,142,180)         2009
                                                                                               (21,217,297)         2010
                                                                                                (9,824,346)         2011
                                                                                           ---------------
                                                                                           $  (258,211,810)*
                                                                                           ===============

SmallCap Opportunities                --              --       61,768,589             --   $    (1,017,516)         2008
                                                                                               (74,206,071)         2009
                                                                                              (106,886,755)         2010
                                                                                              (167,319,500)         2011
                                                                                           ---------------
                                                                                           $  (349,429,842)*
                                                                                           ===============

Disciplined LargeCap                  --              --        4,324,900             --   $    (1,279,041)         2008
                                                                                                (7,339,303)         2009
                                                                                               (10,480,954)         2010
                                                                                               (24,371,998)         2011
                                                                                                (6,531,058)         2012
                                                                                           ---------------
                                                                                           $   (50,002,354)
                                                                                           ===============

MagnaCap                       1,364,430              --       48,726,275       (309,679)   $   (10,576,002)         2011
                                                                                               (58,933,684)         2012
                                                                                           ---------------
                                                                                           $   (69,509,686)
                                                                                           ===============

MidCap Value                   3,838,510       2,707,472        1,618,665             --   $            --

SmallCap Value                 3,161,587       3,491,699        5,237,983             --   $            --

Convertible                    1,813,064              --       14,601,092             --   $   (65,571,008)         2010
                                                                                               (15,497,044)         2011
                                                                                           ---------------
                                                                                           $   (81,068,052)
                                                                                           ===============

Equity and Bond                  109,754              --        2,551,909         (1,260)  $    (2,058,681)         2010
                                                                                                (4,569,236)         2011
                                                                                                (8,878,256)         2012
                                                                                           ---------------
                                                                                           $   (15,506,173)
                                                                                           ===============

Real Estate(3)                        --              --       30,275,162             --   $            --

----------
*   Utilization of these capital losses is subject to annual limitations under
    Section 382 of the Internal Revenue Code.
(1) For the seven months ended May 31, 2003.
(2) Composition of dividends and distributions presented herein differ from final amounts based on the Fund's tax year end of December 31, 2002.
(3) As of the Fund's tax year ended December 31, 2003.

NOTE 13 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                 INITIAL                            PERCENT
                                                               ACQUISITION                          OF NET
FUND                            SECURITY              SHARES      DATE           COST       VALUE   ASSETS
----                            --------              ------   -----------       ----       -----   -------
Convertible           WinStar Communications, Inc.    51,932     11/6/98     $  2,364,096   $   5      0.00%
                                                                             ============   =====   =======
Equity and Bond       Dayton Superior Corp.              400     8/31/01            7,446       4      0.00%
                      Iridium World Comm                 500     8/31/01           50,507      --      0.00%
                      North Atlantic Trading Co.         370     8/31/01               --      --      0.00%
                      WinStar Communications, Inc.   500,000     1/10/01          386,500      50      0.00%
                                                                             ------------   -----   -------
                                                                             $    444,453   $  54      0.00%
                                                                             ============   =====   =======

NOTE 14 -- REORGANIZATION

On November 8, 2003, MagnaCap as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of the ING Large Company Value Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

                                                                                                  ACQUIRED FUND
                                                                                                   UNREALIZED
     ACQUIRING               ACQUIRED             TOTAL NET ASSETS OF      TOTAL NET ASSETS OF    APPRECIATION    CONVERSION
       FUND                   FUNDS              ACQUIRED FUND (000'S)   ACQUIRING FUND (000'S)     (000'S)         RATIO
     ---------               --------            ---------------------   ----------------------   -------------   ----------
MagnaCap               ING Large
                         Company Value Fund           $  147,505               $  230,749           $  9,420         1.40

The net assets of MagnaCap after the acquisition were approximately
$378,254,371.

On April 17, 2004, MidCap Opportunities as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of the ING Growth + Value Fund and the ING Growth Opportunities Fund, also listed below ("Acquired Funds"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

                                                                                                  ACQUIRED FUND
                                                                                                   UNREALIZED
     ACQUIRING                ACQUIRED            TOTAL NET ASSETS OF      TOTAL NET ASSETS OF    APPRECIATION    CONVERSION
       FUND                    FUNDS             ACQUIRED FUND (000'S)   ACQUIRING FUND (000'S)     (000'S)         RATIO
     ---------                --------           ---------------------   ----------------------   -------------   ----------
MidCap Opportunities   ING Growth + Value Fund        $  196,927               $  173,487           $  36,128        0.79
MidCap Opportunities   ING Growth
                         Opportunities Fund              176,236                  173,487              35,037        1.10

The net assets of MidCap Opportunities after the acquisition were approximately $546,649,969.

NOTE 15 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 16 -- SUBSEQUENT EVENTS

Subsequent to the period ended May 31, 2004, Aeltus Investment Management, Inc., Sub-Adviser to MidCap Opportunities, SmallCap Opportunities, Disciplined LargeCap, MagnaCap, Convertible and Equity and Bond, changed its name to ING Investment Management Co.

                                                        PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND                                      as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 97.8%

                        ADVERTISING: 2.3%
      95,580            Omnicom Group                              $     7,633,975
                                                                   ---------------
                                                                         7,633,975
                                                                   ---------------
                        BIOTECHNOLOGY: 0.6%
      44,860    @,L     Genzyme Corp.                                    1,954,999
                                                                   ---------------
                                                                         1,954,999
                                                                   ---------------
                        COMMERCIAL SERVICES: 6.7%
     199,370    @,L     Apollo Group, Inc.                              18,700,906
      46,880     L      Moody's Corp.                                    3,065,483
                                                                   ---------------
                                                                        21,766,389
                                                                   ---------------
                        COMPUTERS: 12.1%
     332,720     @      Dell, Inc.                                      11,705,090
     342,660     @      EMC Corp.                                        3,851,498
     321,510    @,L     Network Appliance, Inc.                          6,365,898
     145,170    @,L     Research In Motion Ltd.                         17,420,400
                                                                   ---------------
                                                                        39,342,886
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 8.9%
     138,840            Citigroup, Inc.                                  6,446,341
     264,354            Countrywide Financial Corp.                     17,050,833
      38,660            Fannie Mae                                       2,617,282
      59,250            Franklin Resources, Inc.                         2,979,090
                                                                   ---------------
                                                                        29,093,546
                                                                   ---------------
                        ENTERTAINMENT: 0.7%
      56,260            Intl. Game Technology                            2,211,018
                                                                   ---------------
                                                                         2,211,018
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 5.1%
     214,890            Guidant Corp.                                   11,677,123
     102,080            Medtronic, Inc.                                  4,889,632
                                                                   ---------------
                                                                        16,566,755
                                                                   ---------------
                        HOME BUILDERS: 1.6%
     115,880            Lennar Corp.                                     5,318,892
                                                                   ---------------
                                                                         5,318,892
                                                                   ---------------
                        INSURANCE: 1.6%
     125,340     @@     ACE Ltd.                                         5,161,501
                                                                   ---------------
                                                                         5,161,501
                                                                   ---------------
                        INTERNET: 11.0%
     156,570    @,L     eBay, Inc.                                      13,903,416
      71,860    @,L     Symantec Corp.                                   3,291,188
     609,230    @,L     Yahoo!, Inc.                                    18,678,992
                                                                   ---------------
                                                                        35,873,596
                                                                   ---------------
                        MEDIA: 2.0%
     112,880    @,L     Univision Communications, Inc.                   3,674,244
     107,180    @,L     XM Satellite Radio Holdings, Inc.                2,698,792
                                                                   ---------------
                                                                         6,373,036
                                                                   ---------------
                        PHARMACEUTICALS: 14.4%
      71,760            Abbott Laboratories                              2,957,230
     251,430    @@,L    AstraZeneca PLC ADR                             11,792,067
      70,130     L      Cardinal Health, Inc.                            4,748,502
     161,350     L      Eli Lilly & Co.                                 11,886,654
      90,030     @      Forest Laboratories, Inc.                        5,707,002
      27,710     @      Gilead Sciences, Inc.                            1,813,897
     169,000     @      Medco Health Solutions, Inc.               $     5,920,070
      60,680            Wyeth                                            2,184,480
                                                                   ---------------
                                                                        47,009,902
                                                                   ---------------
                        RETAIL: 4.8%
     107,120    @,L     Autozone, Inc.                                   9,292,660
      60,600     L      Best Buy Co., Inc.                               3,197,256
      57,590            Lowe's Cos., Inc.                                3,085,096
                                                                   ---------------
                                                                        15,575,012
                                                                   ---------------
                        SEMICONDUCTORS: 7.3%
     169,720            Analog Devices, Inc.                             8,341,738
     189,180    @,L     Kla-Tencor Corp.                                 9,114,693
     177,890            Xilinx, Inc.                                     6,489,427
                                                                   ---------------
                                                                        23,945,858
                                                                   ---------------
                        SOFTWARE: 11.6%
      95,430     @      Electronic Arts, Inc.                            4,850,707
     283,950     L      First Data Corp.                                12,292,195
     131,220    @,L     Mercury Interactive Corp.                        6,290,687
     342,650            Microsoft Corp.                                  9,028,827
     194,650    @,L     Red Hat, Inc.                                    5,319,785
                                                                   ---------------
                                                                        37,782,201
                                                                   ---------------
                        TELECOMMUNICATIONS: 7.1%
     114,800    @@,L    Amdocs Ltd.                                      2,833,264
     375,320     @      Cisco Systems, Inc.                              8,313,338
     964,470    @,L     Corning, Inc.                                   11,949,783
                                                                   ---------------
                                                                        23,096,385
                                                                   ---------------
                        Total Common Stock
                          (Cost $267,108,469)                          318,705,951
                                                                   ---------------
                                                                       318,705,951
                                                                   ---------------

PRINCIPAL
 AMOUNT                                                                 VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 21.7%

                        SECURITIES LENDING
                          COLLATERAL(cc): 21.7%
$ 70,673,534            The Bank of New York Institutional
                          Cash Reserve Fund, 1.100%                     70,673,534
                                                                   ---------------
                        Total Short-Term Investments
                          (Cost $70,673,534)                            70,673,534
                                                                   ---------------
                        TOTAL INVESTMENTS IN
                          SECURITIES (COST
                          $337,782,003)*                   119.5%  $   389,379,485
                        OTHER ASSETS AND
                        LIABILITIES-NET                    (19.5)      (63,349,468)
                                                           -----   ---------------
                        NET ASSETS                         100.0%  $   326,030,017
                                                           =====   ===============

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
L    Loaned security, a portion or all of the security is on loan at May 31,
     2004
(cc) Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $338,115,924. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation          $    54,661,266
                            Gross Unrealized Depreciation               (3,397,705)
                                                                   ---------------
                            Net Unrealized Appreciation            $    51,263,561
                                                                   ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND                                 as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 100.3%

                        ADVERTISING: 0.5%
      42,200     @      Getty Images, Inc.                         $     2,375,860
                                                                   ---------------
                                                                         2,375,860
                                                                   ---------------
                        APPAREL: 1.6%
     172,500     @      Coach, Inc.                                      7,522,725
                                                                   ---------------
                                                                         7,522,725
                                                                   ---------------
                        AUTO PARTS & EQUIPMENT: 0.6%
      47,600            Johnson Controls, Inc.                           2,566,592
                                                                   ---------------
                                                                         2,566,592
                                                                   ---------------
                        BANKS: 1.1%
     155,100            Banknorth Group, Inc.                            5,108,994
                                                                   ---------------
                                                                         5,108,994
                                                                   ---------------
                        BIOTECHNOLOGY: 3.6%
     182,810    @,L     Celgene Corp.                                   10,420,170
      57,000    @,L     Invitrogen Corp.                                 3,958,650
      38,500    @,L     Martek Biosciences Corp.                         2,462,845
                                                                   ---------------
                                                                        16,841,665
                                                                   ---------------
                        BUILDING MATERIALS: 1.1%
     130,500     @      American Standard Cos., Inc.                     4,896,360
                                                                   ---------------
                                                                         4,896,360
                                                                   ---------------
                        CHEMICALS: 0.2%
      25,900            Praxair, Inc.                                      958,041
                                                                   ---------------
                                                                           958,041
                                                                   ---------------
                        COMMERCIAL SERVICES: 5.6%
     120,300     @      Alliance Data Systems Corp.                      4,452,303
      69,700            Corporate Executive Board Co.                    3,809,802
     252,900     @      Education Management Corp.                       8,745,282
      47,400            Paychex, Inc.                                    1,777,974
      63,400     L      Strayer Education, Inc.                          7,391,806
                                                                   ---------------
                                                                        26,177,167
                                                                   ---------------
                        COMPUTERS: 2.8%
      63,100     @      Anteon Intl. Corp.                               1,858,926
     117,100     @      CACI Intl., Inc.                                 4,349,094
     352,600    @,L     Network Appliance, Inc.                          6,981,480
                                                                   ---------------
                                                                        13,189,500
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 1.1%
     414,100    @,L     Ameritrade Holding Corp.                         4,923,649
                                                                   ---------------
                                                                         4,923,649
                                                                   ---------------
                        ELECTRICAL COMPONENTS &
                          EQUIPMENT: 1.9%
     337,100            American Power Conversion                        6,101,510
     108,300            Ametek, Inc.                                     2,925,183
                                                                   ---------------
                                                                         9,026,693
                                                                   ---------------
                        ELECTRONICS: 7.3%
     111,100     @      Agilent Technologies, Inc.                       2,855,270
      88,000     @      Arrow Electronics, Inc.                          2,396,240
      66,250     @      Benchmark Electronics, Inc.                      1,929,863
     269,500            Gentex Corp.                                    10,241,000
     186,400     @      Jabil Circuit, Inc.                              5,276,984
     239,100    @,L     Vishay Intertechnology, Inc.                     4,511,817
     147,000     @      Waters Corp.                                     6,773,760
                                                                   ---------------
                                                                        33,984,934
                                                                   ---------------
                        ENGINEERING & CONSTRUCTION: 1.4%
     144,300     @      Jacobs Engineering Group, Inc.             $     6,435,780
                                                                   ---------------
                                                                         6,435,780
                                                                   ---------------
                        ENTERTAINMENT: 1.1%
      19,600     L      GTECH Holdings Corp.                             1,102,892
     102,000     L      Intl. Game Technology                            4,008,600
                                                                   ---------------
                                                                         5,111,492
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 8.2%
      90,000    @,L     Gen-Probe, Inc.                                  3,774,600
     107,800    @,L     Inamed Corp.                                     6,419,490
      75,600    @,L     Patterson Dental Co.                             5,739,552
      92,915     @      St. Jude Medical, Inc.                           7,085,698
      87,100     @      Varian Medical Systems, Inc.                     7,220,590
      87,400     @      Zimmer Holdings, Inc.                            7,459,589
                                                                   ---------------
                                                                        37,699,519
                                                                   ---------------
                        HEALTHCARE-SERVICES: 4.2%
      40,300            Aetna, Inc.                                      3,272,360
      88,450    @,L     Amsurg Corp.                                     2,003,393
     184,500     @      Community Health Systems, Inc.                   4,704,750
      32,400            Quest Diagnostics                                2,791,260
     320,000            Select Medical Corp.                             4,291,200
      63,800    @,L     Wellchoice, Inc.                                 2,627,284
                                                                   ---------------
                                                                        19,690,247
                                                                   ---------------
                        HOME FURNISHINGS: 1.2%
      72,000            Harman Intl. Industries, Inc.                    5,770,080
                                                                   ---------------
                                                                         5,770,080
                                                                   ---------------
                        HOUSEHOLD PRODUCTS/WARES: 0.6%
     102,500     @      Yankee Candle Co., Inc.                          2,870,000
                                                                   ---------------
                                                                         2,870,000
                                                                   ---------------
                        INSURANCE: 1.6%
      74,500            MBIA, Inc.                                       4,126,555
      96,700     @      Proassurance Corp.                               3,197,869
                                                                   ---------------
                                                                         7,324,424
                                                                   ---------------
                        LEISURE TIME: 0.6%
      63,500     L      Polaris Industries, Inc.                         2,755,900
                                                                   ---------------
                                                                         2,755,900
                                                                   ---------------
                        LODGING: 0.5%
      43,800            Harrah's Entertainment, Inc.                     2,251,320
                                                                   ---------------
                                                                         2,251,320
                                                                   ---------------
                        MACHINERY-DIVERSIFIED: 2.4%
     176,800            Cognex Corp.                                     5,859,152
     157,300            Rockwell Automation, Inc.                        5,326,178
                                                                   ---------------
                                                                        11,185,330
                                                                   ---------------
                        MEDIA: 1.0%
     146,200    @,L     Univision Communications, Inc.                   4,758,810
                                                                   ---------------
                                                                         4,758,810
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 1.4%
     138,400            Danaher Corp.                                    6,508,952
                                                                   ---------------
                                                                         6,508,952
                                                                   ---------------
                        OFFICE/BUSINESS EQUIPMENT: 0.8%
     256,800    @,L     Xerox Corp.                                      3,477,072
                                                                   ---------------
                                                                         3,477,072
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND                     as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        OIL AND GAS: 5.4%
      63,730            Apache Corp.                               $     2,572,143
     399,300     L      Chesapeake Energy Corp.                          5,270,760
      63,700    @,L     Evergreen Resources, Inc.                        2,411,045
      67,255   @,@@,L   Nabors Industries Ltd.                           2,784,357
      70,400            Patina Oil & Gas Corp.                           1,861,376
     174,300            Patterson-UTI Energy, Inc.                       5,344,038
     190,575            XTO Energy, Inc.                                 4,812,019
                                                                   ---------------
                                                                        25,055,738
                                                                   ---------------
                        OIL AND GAS SERVICES: 0.5%
      50,500    @,L     Smith Intl., Inc.                                2,521,465
                                                                   ---------------
                                                                         2,521,465
                                                                   ---------------
                        PHARMACEUTICALS: 7.1%
     134,000    @,L     Accredo Health, Inc.                             4,874,920
      49,400            Allergan, Inc.                                   4,391,660
      49,300     @      Express Scripts, Inc.                            3,858,218
     163,100    @,L     Ligand Pharmaceuticals Inc                       3,333,764
     129,300    @,L     NBTY, Inc.                                       4,772,463
     269,788            Omnicare, Inc.                                  11,600,884
                                                                   ---------------
                                                                        32,831,909
                                                                   ---------------
                        RETAIL: 15.7%
      55,500            Applebees Intl., Inc.                            2,103,450
      29,800    @,L     Autozone, Inc.                                   2,585,150
     139,500            CBRL Group, Inc.                                 4,498,875
     248,600    @,L     Chico's FAS, Inc.                               10,664,939
     120,000    @,L     Cost Plus, Inc.                                  3,946,800
     263,800     L      Dollar General Corp.                             5,117,720
     279,400            Foot Locker, Inc.                                6,593,840
     283,450    @,L     HOT Topic, Inc.                                  6,125,355
     120,100     L      Michaels Stores, Inc.                            6,275,225
      88,700            MSC Industrial Direct Co.                        2,563,430
      99,700    @,L     Panera Bread Co.                                 3,461,584
     158,600     L      Petsmart, Inc.                                   4,930,874
      72,000            Regis Corp.                                      3,138,480
     255,000     @      Sonic Corp.                                      5,655,900
      87,000            Tiffany & Co.                                    3,077,190
      44,800     @      Tractor Supply Co.                               1,726,144
                                                                   ---------------
                                                                        72,464,956
                                                                   ---------------
                        SAVINGS AND LOANS: 2.2%
     130,700     L      Independence Community Bank                      4,903,864
     239,300            Sovereign Bancorp, Inc.                          5,204,775
                                                                   ---------------
                                                                        10,108,639
                                                                   ---------------
                        SEMICONDUCTORS: 6.4%
     209,500    @,L     Altera Corp.                                     4,795,455
     220,700     @      Broadcom Corp.                                   9,315,747
     141,800            Linear Technology Corp.                          5,623,788
     106,900    @,L     Teradyne, Inc.                                   2,382,801
     202,900            Xilinx, Inc.                                     7,401,792
                                                                   ---------------
                                                                        29,519,583
                                                                   ---------------
                        SOFTWARE: 5.0%
     147,500     L      Adobe Systems, Inc.                              6,582,925
     147,800    @,L     Avid Technology, Inc.                            7,688,556
      99,900     @      D&B Corp.                                        5,527,467
     318,400    @,L     Siebel Systems, Inc.                             3,438,720
                                                                   ---------------
                                                                        23,237,668
                                                                   ---------------
                        TELECOMMUNICATIONS: 2.8%
     466,300    @,L     Comverse Technology, Inc.                  $     8,239,521
     230,500    @,L     Polycom, Inc.                                    4,722,945
                                                                   ---------------
                                                                        12,962,466
                                                                   ---------------
                        TEXTILES: 1.6%
      97,200    @,L     Mohawk Industries, Inc.                          7,216,128
                                                                   ---------------
                                                                         7,216,128
                                                                   ---------------
                        TRANSPORTATION: 1.2%
      66,100            CH Robinson Worldwide, Inc.                      2,748,438
      97,900     @      Forward Air Corp.                                3,020,215
                                                                   ---------------
                                                                         5,768,653
                                                                   ---------------
                        Total Common Stock
                          (Cost $390,039,054)                          465,098,311
                                                                   ---------------

PRINCIPAL
 AMOUNT                                                                 VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 27.2%

                        REPURCHASE AGREEMENT: 0.8%
$    3,854,000          Morgan Stanley Repurchase
                          Agreement 5/28/04, 1.010%,
                          due 06/01/04, $3,854,433
                          to be received upon repurchase
                          (Collateralized by $4,075,000
                          Federal Home Loan Bank,
                          4.500%, Market Value plus
                          accrued interest $3,932,131,
                          due 09/16/13)                                  3,854,000
                                                                   ---------------
                        Total Repurchase Agreement
                          (Cost $3,854,000)                              3,854,000
                                                                   ---------------
                        SECURITIES LENDING
                          COLLATERAL(cc): 26.4%
   122,409,899          The Bank of New York Institutional
                          Cash Reserve Fund, 1.100%                    122,409,899
                                                                   ---------------
                        Total Securities Lending
                          Collateral (Cost $122,409,899)               122,409,899
                                                                   ---------------
                        Total Short-Term Investments
                          (Cost $126,263,899)                      $   126,263,899
                                                                   ---------------
                        TOTAL INVESTMENTS IN
                          SECURITIES (COST
                          $516,302,953)*                   127.5%  $   591,362,210
                        OTHER ASSETS AND
                          LIABILITIES-NET                  (27.5)     (127,738,283)
                                                           -----   ---------------
                        NET ASSETS                         100.0%  $   463,623,927
                                                           =====   ===============

@    Non-income producing security
@@   Foreign issuer
A    Related Party
L    Loaned security, a portion or all of the security is on loan at May 31,
     2004
(cc) Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $516,402,391. Net unrealized depreciation consists of:

                        Gross Unrealized Appreciation              $    82,246,786
                        Gross Unrealized Depreciation                   (7,286,967)
                                                                   ---------------
                        Net Unrealized Depreciation                $    74,959,819
                                                                   ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES                                    as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 99.5%

                        AEROSPACE/DEFENSE: 0.6%
      26,950            Engineered Support
                          Systems, Inc.                            $     1,412,180
                                                                   ---------------
                                                                         1,412,180
                                                                   ---------------
                        BANKS: 4.2%
     104,100            Southwest Bancorp of Texas, Inc.                 4,361,790
      63,100            UCBH Holdings, Inc.                              2,394,014
      75,900            Westamerica Bancorporation                       3,747,942
                                                                   ---------------
                                                                        10,503,746
                                                                   ---------------
                        BIOTECHNOLOGY: 5.8%
      36,300     @      Celgene Corp.                                    2,069,100
      79,000    @,L     Digene Corp.                                     3,081,790
     144,000    @,L     Integra Lifesciences
                          Holdings Corp.                                 4,618,080
      75,685    @,L     Martek Biosciences Corp.                         4,841,569
                                                                   ---------------
                                                                        14,610,539
                                                                   ---------------
                        COMMERCIAL SERVICES: 6.3%
      57,600    @,L     Administaff, Inc.                                  952,704
      32,200     @      Concorde Career Colleges, Inc.                     475,916
      27,000     @      Corporate Executive Board Co.                    1,475,820
      50,400     @      Education Management Corp.                       1,742,832
     101,800            Gevity HR, Inc.                                  2,668,178
      51,900     @      Laureate Education, Inc.                         1,905,768
     173,100    @,L     Plexus Corp.                                     2,542,839
      35,200            Strayer Education, Inc.                          4,103,968
                                                                   ---------------
                                                                        15,868,025
                                                                   ---------------
                        COMPUTERS: 5.1%
      41,600     @      Anteon Intl. Corp.                               1,225,536
      67,200    @,L     CACI Intl., Inc.                                 2,495,808
     115,300     @      Cognizant Technology
                          Solutions Corp.                                5,331,472
      88,600    @,L     Micros Systems, Inc.                             3,847,898
                                                                   ---------------
                                                                        12,900,714
                                                                   ---------------
                        DISTRIBUTION/WHOLESALE: 2.0%
     124,400            SCP Pool Corp.                                   5,007,100
                                                                   ---------------
                                                                         5,007,100
                                                                   ---------------
                        ELECTRONICS: 3.3%
     145,800     @      Benchmark Electronics, Inc.                      4,247,154
      32,600     @      Measurement Specialties, Inc.                      648,088
     103,600     @      Photon Dynamics, Inc.                            3,343,172
                                                                   ---------------
                                                                         8,238,414
                                                                   ---------------
                        ENTERTAINMENT: 3.9%
      47,000            GTECH Holdings Corp.                             2,644,690
      66,200     @      Penn National Gaming, Inc.                       1,984,676
     153,922    @,L     Shuffle Master, Inc.                             5,151,769
                                                                   ---------------
                                                                         9,781,135
                                                                   ---------------
                        ENVIRONMENTAL CONTROL: 1.4%
     212,000    @,L     Tetra Tech, Inc.                                 3,595,520
                                                                   ---------------
                                                                         3,595,520
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 7.6%
      74,300     @      Gen-Probe, Inc.                                  3,116,142
      92,500     @      Inamed Corp.                                     5,508,376
     157,401     @      Kyphon, Inc.                                     3,854,750
      63,100     @      Quinton Cardiology Systems, Inc.                   661,919
      43,500    @,L     Techne Corp.                               $     1,685,625
     155,600     @      TriPath Imaging, Inc.                            1,428,408
      92,300     @      Wright Medical Group, Inc.                       2,996,058
                                                                   ---------------
                                                                        19,251,278
                                                                   ---------------
                    HEALTHCARE-SERVICES: 7.1%
     230,100    @,L     Amsurg Corp.                                     5,211,765
      47,200     @      LifePoint Hospitals, Inc.                        1,774,720
      69,300    @,L     Pediatrix Medical Group, Inc.                    4,580,730
     142,400     @      Province Healthcare Co.                          2,281,248
     180,900            Select Medical Corp.                             2,425,869
      45,100    @,L     United Surgical Partners Intl., Inc.             1,759,351
                                                                   ---------------
                                                                        18,033,683
                                                                   ---------------
                        HOUSEHOLD PRODUCTS/WARES: 1.1%
      97,600     @      Yankee Candle Co., Inc.                          2,732,800
                                                                   ---------------
                                                                         2,732,800
                                                                   ---------------
                        INSURANCE: 2.4%
      39,445            HCC Insurance Holdings, Inc.                     1,307,207
      54,900     @      Philadelphia Consolidated
                          Holding Co.                                    3,111,732
      50,700     @      Proassurance Corp.                               1,676,649
                                                                   ---------------
                                                                         6,095,588
                                                                   ---------------
                        INTERNET: 1.6%
     104,400    @,L     At Road, Inc.                                      928,116
     104,570    @,L     eCollege.com, Inc.                               1,759,913
     233,200     @      Netopia, Inc.                                    1,352,560
                                                                   ---------------
                                                                         4,040,589
                                                                   ---------------
                        LEISURE TIME: 0.6%
      36,600     L      Polaris Industries, Inc.                         1,588,440
                                                                   ---------------
                                                                         1,588,440
                                                                   ---------------
                        LODGING: 1.8%
      98,600            Station Casinos, Inc.                            4,557,292
                                                                   ---------------
                                                                         4,557,292
                                                                   ---------------
                        MACHINERY-DIVERSIFIED: 2.0%
     148,760            Cognex Corp.                                     4,929,906
                                                                   ---------------
                                                                         4,929,906
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 0.9%
      71,800    @,L     Ceradyne, Inc.                                   2,388,786
                                                                   ---------------
                                                                         2,388,786
                                                                   ---------------
                        OIL AND GAS: 4.4%
      32,900    @,L     Evergreen Resources, Inc.                        1,245,265
      95,500            Patina Oil & Gas Corp.                           2,525,020
     158,400     @      Southwestern Energy Co.                          4,048,704
     117,000     @      Unit Corp.                                       3,333,330
                                                                   ---------------
                                                                        11,152,319
                                                                   ---------------
                        PHARMACEUTICALS: 5.1%
      73,300    @,L     Accredo Health, Inc.                             2,666,654
      98,800    @,L     Andrx Corp.                                      2,715,024
     114,200    @,L     Ligand Pharmaceuticals, Inc.                     2,334,248
     119,749     @      VCA Antech, Inc.                                 5,149,207
                                                                   ---------------
                                                                        12,865,133
                                                                   ---------------
                        RETAIL: 16.0%
      87,400            Applebees Intl., Inc.                            3,312,460
     137,800            CBRL Group, Inc.                                 4,444,050

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES                        as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        RETAIL (CONTINUED)
     135,200    @,L     Chico's FAS, Inc.                          $     5,800,080
      65,500    @,L     Cost Plus, Inc.                                  2,154,295
     100,400     @      Dick's Sporting Goods, Inc.                      2,884,492
     216,975    @,L     HOT Topic, Inc.                                  4,688,830
      80,700            MSC Industrial Direct Co.                        2,332,230
     213,642     @      Pacific Sunwear of California                    4,646,714
      52,300    @,L     Panera Bread Co.                                 1,815,856
      72,800     @      Petco Animal Supplies, Inc.                      2,301,936
      23,300    @,L     PF Chang's China Bistro, Inc.                    1,054,558
      40,800            Regis Corp.                                      1,778,472
     121,950     @      Sonic Corp.                                      2,704,851
      20,000     @      Tractor Supply Co.                                 770,600
                                                                   ---------------
                                                                        40,689,424
                                                                   ---------------
                        SEMICONDUCTORS: 5.4%
     207,700     @      Integrated Silicon Solutions, Inc.               3,302,430
     209,500    @,L     Kulicke & Soffa Industries, Inc.                 2,402,965
     233,600     @      Mattson Technology, Inc.                         2,490,176
     177,400    @,L     Omnivision Technologies, Inc.                    4,154,708
     114,800     @      Silicon Image, Inc.                              1,366,120
                                                                   ---------------
                                                                        13,716,399
                                                                   ---------------
                        SOFTWARE: 5.4%
      77,200    @,L     Altiris, Inc.                                    2,065,100
      94,500    @,L     Ascential Software Corp.                         1,516,725
     105,100     @      Avid Technology, Inc.                            5,467,302
      37,700     L      Global Payments, Inc.                            1,759,082
      97,600     @      Packeteer, Inc.                                  1,394,704
      97,000     @      Witness Systems, Inc.                            1,397,770
                                                                   ---------------
                                                                        13,600,683
                                                                   ---------------
                        TELECOMMUNICATIONS: 4.0%
      95,400     L      Adtran, Inc.                                     2,723,670
     172,600     @      Performance Technologies, Inc.                   1,870,984
      98,800     @      Polycom, Inc.                                    2,024,412
     428,700    @,L     Powerwave Technologies, Inc.                     3,433,887
                                                                   ---------------
                                                                        10,052,953
                                                                   ---------------
                        TOYS/GAMES/HOBBIES: 0.8%
      73,500     @      RC2 Corp.                                        2,055,060
                                                                   ---------------
                                                                         2,055,060
                                                                   ---------------
                        TRANSPORTATION: 0.7%
      54,600     @      Forward Air Corp.                                1,684,410
                                                                   ---------------
                                                                         1,684,410
                                                                   ---------------
                        Total Common Stock
                          (Cost $189,243,556)                          251,352,116
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 25.5%

                        REPURCHASE AGREEMENT: 0.9%
$  2,331,000            Morgan Stanley Repurchase
                          Agreement 5/28/04, 1.010%,
                          due 06/01/04, $2,331,262
                          to be received upon repurchase
                          (Collateralized by $2,465,000
                          Federal Home Loan Bank,
                          4.500%, Market Value plus
                          accrued interest $2,378,577,
                          due 09/16/13)                                  2,331,000
                                                                   ---------------
                        Total Short-term Investments
                          (Cost $2,331,000)                              2,331,000
                                                                   ---------------
                        SECURITIES LENDING
                          COLLATERAL(cc): 24.6%
$ 62,176,797            The Bank of New York Institutional
                          Cash Reserve Fund, 1.100%                $    62,176,797
                                                                   ---------------
                        Total Securities Lending Collateral
                          (Cost $62,176,797)                            62,176,797
                                                                   ---------------
                        Total Short-Term Investments
                          (Cost $64,507,797)                            64,507,797
                                                                   ---------------
                        TOTAL INVESTMENTS IN
                          SECURITIES (COST
                          $253,751,353)*                   125.0%  $   315,859,913
                        OTHER ASSETS AND
                          LIABILITIES-NET                  (25.0)      (63,090,051)
                                                           -----   ---------------
                        NET ASSETS                         100.0%  $   252,769,862
                                                           =====   ===============

@    Non-income producing security
L Loaned security, a portion or all of the security is on loan at May 31, 2004.
(cc) Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $254,091,324. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation              $    68,935,344
                        Gross Unrealized Depreciation                   (7,166,755)
                                                                   ---------------
                        Net Unrealized Appreciation                $    61,768,589
                                                                   ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND                                 as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 98.6%
                        AEROSPACE/DEFENSE: 2.2%
      16,100            Boeing Co.                                 $       737,379
       5,250            General Dynamics Corp.                             502,058
       4,050            Goodrich Corp.                                     113,522
       3,950            United Technologies Corp.                          334,210
                                                                   ---------------
                                                                         1,687,169
                                                                   ---------------
                        AGRICULTURE: 1.0%
      15,300            Altria Group, Inc.                                 733,941
                                                                   ---------------
                                                                           733,941
                                                                   ---------------
                        APPAREL: 0.8%
       6,700            Nike, Inc.                                         476,705
       3,600            VF Corp.                                           169,128
                                                                   ---------------
                                                                           645,833
                                                                   ---------------
                        AUTO MANUFACTURERS: 0.8%
      37,700     L      Ford Motor Co.                                     559,845
         400            Paccar, Inc.                                        22,320
                                                                   ---------------
                                                                           582,165
                                                                   ---------------
                        BANKS: 6.4%
      14,600            Bank of America Corp.                            1,213,697
      18,850            Bank One Corp.                                     913,282
      13,650            KeyCorp                                            428,747
      15,850            National City Corp.                                562,517
      21,350            Wachovia Corp.                                   1,007,933
      12,150            Wells Fargo & Co.                                  714,420
                                                                   ---------------
                                                                         4,840,596
                                                                   ---------------
                        BEVERAGES: 3.0%
      30,750            Coca-Cola Co.                                    1,579,013
      12,800            PepsiCo, Inc.                                      683,136
                                                                   ---------------
                                                                         2,262,149
                                                                   ---------------
                        BIOTECHNOLOGY: 0.7%
       9,164     @      Amgen, Inc.                                        501,271
                                                                   ---------------
                                                                           501,271
                                                                   ---------------
                        BUILDING MATERIALS: 0.6%
      14,850            Masco Corp.                                        429,908
                                                                   ---------------
                                                                           429,908
                                                                   ---------------
                        CHEMICALS: 1.7%
      18,350            Dow Chemical Co.                                   732,165
       6,100            PPG Industries, Inc.                               364,780
       4,350            Sherwin-Williams Co.                               170,955
                                                                   ---------------
                                                                         1,267,900
                                                                   ---------------
                        COMMERCIAL SERVICES: 1.5%
      25,000     @      Cendant Corp.                                      573,500
       4,400            Equifax, Inc.                                      107,844
      11,800            Paychex, Inc.                                      442,618
                                                                   ---------------
                                                                         1,123,962
                                                                   ---------------
                        COMPUTERS: 3.1%
      17,900     @      Dell, Inc.                                         629,722
      21,537            Hewlett-Packard Co.                                457,446
      12,000            Intl. Business Machines Corp.                    1,063,080
      11,150     @,L    Network Appliance, Inc.                            220,770
      18,700     @      Seagate Technology, Inc.                                 0
                                                                   ---------------
                                                                         2,371,018
                                                                   ---------------
                        COSMETICS/PERSONAL CARE: 3.4%
       3,300            Alberto-Culver Co.                         $       155,166
      18,600            Gillette Co.                                       801,474
      10,400            Kimberly-Clark Corp.                               685,360
       9,100            Procter & Gamble Co.                               981,162
                                                                   ---------------
                                                                         2,623,162
                                                                   ---------------
                        DISTRIBUTION/WHOLESALE: 0.3%
       3,600            WW Grainger, Inc.                                  196,020
                                                                   ---------------
                                                                           196,020
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 9.5%
       9,150            American Express Co.                               463,905
       6,550            Capital One Financial Corp.                        458,893
      36,750            Citigroup, Inc.                                  1,706,302
       7,950            Countrywide Financial Corp.                        512,775
      11,850    @,L     E*TRADE Group, Inc.                                135,209
       6,850            Fannie Mae                                         463,745
       8,650            Goldman Sachs Group, Inc.                          812,322
      31,200            JP Morgan Chase & Co.                            1,149,407
      16,600            Merrill Lynch & Co., Inc.                          942,880
       7,900            Morgan Stanley                                     422,729
      10,850     @      Providian Financial Corp.                          147,560
                                                                   ---------------
                                                                         7,215,727
                                                                   ---------------
                        ELECTRIC: 2.0%
      20,200     @      AES Corp.                                          188,668
      12,450            Centerpoint Energy, Inc.                           134,958
       7,350     L      Duke Energy Corp.                                  146,559
      12,650            Edison Intl.                                       305,371
       5,500            Exelon Corp.                                       183,150
       5,650     L      Southern Co.                                       163,398
      11,300            TXU Corp.                                          422,281
                                                                   ---------------
                                                                         1,544,385
                                                                   ---------------
                        ELECTRONICS: 0.6%
       3,950            Parker Hannifin Corp.                              219,462
      19,200     @      Sanmina-SCI Corp.                                  203,136
                                                                   ---------------
                                                                           422,598
                                                                   ---------------
                        FOOD: 0.2%
       5,800            Supervalu, Inc.                                    179,916
                                                                   ---------------
                                                                           179,916
                                                                   ---------------
                        FOREST PRODUCTS & PAPER: 0.9%
       3,650            Intl. Paper Co.                                    153,045
       3,200            Louisiana-Pacific Corp.                             73,920
       7,500            Weyerhaeuser Co.                                   453,600
                                                                   ---------------
                                                                           680,565
                                                                   ---------------
                        GAS: 0.4%
       8,050            Sempra Energy                                      268,629
                                                                   ---------------
                                                                           268,629
                                                                   ---------------
                        HAND/MACHINE TOOLS: 0.3%
       2,400            Black & Decker Corp.                               143,832
       2,700            Stanley Works                                      117,585
                                                                   ---------------
                                                                           261,417
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 2.2%
       1,800            Bausch & Lomb, Inc.                                109,836
      21,050            Johnson & Johnson                                1,172,696
       8,600            Medtronic, Inc.                                    411,940
                                                                   ---------------
                                                                         1,694,472
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND                     as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        HEALTHCARE-SERVICES: 2.9%
       5,000            Aetna, Inc.                                $       406,000
       4,800     @,L    Anthem, Inc.                                       424,944
       6,400      @     Humana, Inc.                                       109,248
      11,950            UnitedHealth Group, Inc.                           779,738
       4,350      @     WellPoint Health Networks                          485,199
                                                                   ---------------
                                                                         2,205,129
                                                                   ---------------
                        INSURANCE: 3.8%
       9,600     @@     ACE Ltd.                                           395,328
      18,500            American Intl. Group                             1,356,050
       5,150            Cigna Corp.                                        349,170
       6,600            Lincoln National Corp.                             313,434
       5,950            Progressive Corp.                                  510,332
                                                                   ---------------
                                                                         2,924,314
                                                                   ---------------
                        INTERNET: 1.0%
       3,950     @      eBay, Inc.                                         350,760
       9,400    @,L     Symantec Corp.                                     430,520
                                                                   ---------------
                                                                           781,280
                                                                   ---------------
                        LEISURE TIME: 0.4%
       3,150            Brunswick Corp.                                    127,575
       4,550            Carnival Corp.                                     193,876
                                                                   ---------------
                                                                           321,451
                                                                   ---------------
                        MACHINERY-DIVERSIFIED: 0.6%
       7,100            Deere & Co.                                        466,470
                                                                   ---------------
                                                                           466,470
                                                                   ---------------
                        MEDIA: 2.1%
       5,100            McGraw-Hill Cos., Inc.                             397,392
      30,000    @,L     Time Warner, Inc.                                  511,200
      10,750            Viacom, Inc.                                       396,568
      12,700            Walt Disney Co.                                    298,069
                                                                   ---------------
                                                                         1,603,229
                                                                   ---------------
                        MINING: 0.5%
       6,250            Alcoa, Inc.                                        195,625
       3,250     @      Phelps Dodge Corp.                                 220,675
                                                                   ---------------
                                                                           416,300
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 5.4%
      12,450            3M Co.                                           1,052,772
      71,700     S      General Electric Co.                             2,231,303
       6,200            Honeywell Intl., Inc.                              208,940
       2,250            Illinois Tool Works, Inc.                          202,230
      13,950    @@,L    Tyco Intl. Ltd.                                    429,521
                                                                   ---------------
                                                                         4,124,766
                                                                   ---------------
                        OIL AND GAS: 7.3%
       6,050            Burlington Resources, Inc.                         404,987
      14,000            ChevronTexaco Corp.                              1,265,599
       4,578            ConocoPhillips                                     335,705
       6,850            Devon Energy Corp.                                 406,616
      44,300            Exxon Mobil Corp.                                1,915,974
      10,700            Marathon Oil Corp.                                 356,738
      10,250            Occidental Petroleum Corp.                         453,050
       2,350            Sunoco, Inc.                                       144,596
       4,250            Valero Energy Corp.                                280,968
                                                                   ---------------
                                                                         5,564,233
                                                                   ---------------
                        PHARMACEUTICALS: 5.6%
      11,100            Abbott Laboratories                        $       457,431
      13,700     @      Caremark Rx, Inc.                                  427,440
       8,050            Eli Lilly & Co.                                    593,044
       9,400     @      King Pharmaceuticals, Inc.                         125,584
      15,700            Merck & Co., Inc.                                  742,609
      53,490            Pfizer, Inc.                                     1,890,336
                                                                   ---------------
                                                                         4,236,444
                                                                   ---------------
                        RETAIL: 9.9%
       8,200            Best Buy Co., Inc.                                 432,632
       5,600            Federated Department Stores                        267,176
      20,800            Gap, Inc.                                          502,320
      30,350            Home Depot, Inc.                                 1,090,172
       8,750            JC Penney Co., Inc.                                313,075
      14,800            Limited Brands                                     285,640
       4,900            Lowe's Cos., Inc.                                  262,493
       8,700            May Department Stores Co.                          249,342
       8,250            McDonald's Corp.                                   217,800
       4,750            Nordstrom, Inc.                                    192,613
      10,050     @      Office Depot, Inc.                                 164,217
       5,400            RadioShack Corp.                                   164,106
       7,450            Sears Roebuck And Co.                              283,100
      14,350            Staples, Inc.                                      395,773
      10,550     @      Starbucks Corp.                                    428,752
       5,600            Target Corp.                                       250,320
       6,050    @,L     Toys R US, Inc.                                     95,106
      30,300            Wal-Mart Stores, Inc.                            1,688,618
       9,200     @      Yum! Brands, Inc.                                  345,000
                                                                   ---------------
                                                                         7,628,255
                                                                   ---------------
                        SEMICONDUCTORS: 3.1%
      34,000     @      Applied Materials, Inc.                            678,640
      46,050            Intel Corp.                                      1,314,728
      13,000            Texas Instruments, Inc.                            339,430
                                                                   ---------------
                                                                         2,332,798
                                                                   ---------------
                        SOFTWARE: 7.1%
       3,850            Autodesk, Inc.                                     138,061
       7,500     @      BMC Software, Inc.                                 132,300
       5,900     @      Citrix Systems, Inc.                               124,195
      17,300     L      Computer Associates Intl., Inc.                    468,138
      14,900     @      Compuware Corp.                                    118,455
       6,500     L      First Data Corp.                                   281,385
       8,200     L      IMS Health, Inc.                                   204,016
     110,850            Microsoft Corp.                                  2,920,897
      37,250     @      Oracle Corp.                                       421,670
      18,050     @      Siebel Systems, Inc.                               194,940
      15,000     @      Veritas Software Corp.                             399,000
                                                                   ---------------
                                                                         5,403,057
                                                                   ---------------
                        TELECOMMUNICATIONS: 6.4%
      16,600            Alltel Corp.                                       840,458
       8,100            CenturyTel, Inc.                                   242,109
      48,700     @      Cisco Systems, Inc.                              1,078,704
      42,350            Motorola, Inc.                                     837,260
       5,750            Qualcomm, Inc.                                     385,653
       5,200            Scientific-Atlanta, Inc.                           178,984
      14,000     @      Tellabs, Inc.                                      111,160
      35,750            Verizon Communications, Inc.                     1,236,234
                                                                   ---------------
                                                                         4,910,562
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING DISCIPLINED LARGECAP FUND                     as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        TOYS/GAMES/HOBBIES: 0.1%
       5,050            Hasbro, Inc.                               $        99,283
                                                                   ---------------
                                                                            99,283
                                                                   ---------------
                        TRANSPORTATION: 0.8%
       8,000            United Parcel Service, Inc.                        573,760
                                                                   ---------------
                                                                           573,760
                                                                   ---------------
                        Total Common Stock
                          (Cost $69,614,018)                            75,124,134
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.6%

                        REPURCHASE AGREEMENT: 1.0%
$    782,000            Morgan Stanley Repurchase
                          Agreement dated 05/28/04,
                          1.010%, due 06/01/04, $782,088
                          to be received upon repurchase
                          (Collateralized by $845,000
                          Federal Home Loan Bank, 4.500%,
                          Market Value plus accrued
                          interest $815,374, due 09/16/13)                 782,000
                                                                   ---------------
                        Total Repurchase Agreement
                          (Cost $782,000)                                  782,000
                                                                   ---------------
                        SECURITIES LENDING
                          COLLATERAL(cc): 4.6%
   3,481,885            The Bank of New York
                          Institutional Cash Reserve
                          Fund, 1.100%                                   3,481,885
                                                                   ---------------
                        Total Securities Lending
                          Collateral (Cost $3,481,885)                   3,481,885
                                                                   ---------------
                        Total Short-Term Investments
                          (Cost $4,263,885)                              4,263,885
                                                                   ---------------
                        TOTAL INVESTMENTS IN
                          SECURITIES (COST
                          $73,877,903)*                    104.2%  $    79,388,019
                        OTHER ASSETS AND
                          LIABILITIES-NET                   (4.2)       (3,183,146)
                                                           -----   ---------------
                        NET ASSETS                         100.0%  $    76,204,873
                                                           =====   ===============

@    Non-income producing security
@@   Foreign issuer
L    Loaned security, a portion or all of the security is on loan at May 31,
     2004.
S    Segregated assets for futures collateral
(cc) Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $75,063,119. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation              $     5,237,232
                        Gross Unrealized Depreciation                     (912,332)
                                                                   ---------------
                        Net Unrealized Appreciation                $     4,324,900
                                                                   ===============

Information concerning open futures at May 31, 2004 is shown below:

                  NO. OF      NOTIONAL    EXPIRATION   UNREALIZED
 LONG CONTRACTS  CONTRACTS  MARKET VALUE     DATE         GAIN
 --------------  ---------  ------------  ----------   ----------
 S&P 500             4      $ 1,120,300    06/17/04     $ 1,725

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND                                             as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 99.9%

                        AEROSPACE/DEFENSE: 3.5%
     140,900     L      General Dynamics Corp.                     $    13,474,267
                                                                   ---------------
                                                                        13,474,267
                                                                   ---------------
                        AGRICULTURE: 3.8%
     304,315            Altria Group, Inc.                              14,597,991
                                                                   ---------------
                                                                        14,597,991
                                                                   ---------------
                        APPAREL: 1.7%
      89,900            Nike, Inc.                                       6,396,385
                                                                   ---------------
                                                                         6,396,385
                                                                   ---------------
                        BANKS: 6.1%
     129,400            Bank of America Corp.                           10,757,022
     211,700            Wells Fargo & Co.                               12,447,960
                                                                   ---------------
                                                                        23,204,982
                                                                   ---------------
                        BUILDING MATERIALS: 1.8%
     238,200     L      Masco Corp.                                      6,895,890
                                                                   ---------------
                                                                         6,895,890
                                                                   ---------------
                        CHEMICALS: 4.3%
     247,200            Dow Chemical Co.                                 9,863,280
     173,000            Praxair, Inc.                                    6,399,270
                                                                   ---------------
                                                                        16,262,550
                                                                   ---------------
                        COMPUTERS: 2.6%
     464,056     L      Hewlett-Packard Co.                              9,856,549
                                                                   ---------------
                                                                         9,856,549
                                                                   ---------------
                        COSMETICS/PERSONAL CARE: 3.0%
     174,500            Kimberly-Clark Corp.                            11,499,550
                                                                   ---------------
                                                                        11,499,550
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 15.2%
     205,000            Citigroup, Inc.                                  9,518,150
     180,000            Fannie Mae                                      12,186,000
     221,300            Freddie Mac                                     12,921,707
     210,400            Merrill Lynch & Co., Inc.                       11,950,720
     201,200            Morgan Stanley                                  10,766,212
                                                                   ---------------
                                                                        57,342,789
                                                                   ---------------
                        ELECTRICAL COMPONENTS &
                          EQUIPMENT: 3.3%
     209,800            Emerson Electric Co.                            12,525,060
                                                                   ---------------
                                                                        12,525,060
                                                                   ---------------
                        ELECTRONICS: 2.9%
     402,000     @@     Koninklijke Philips Electronics NV              10,994,700
                                                                   ---------------
                                                                        10,994,700
                                                                   ---------------
                        FOOD: 4.9%
     191,000     @@     Nestle SA ADR                                   12,409,518
      95,700     @@     Unilever NV                                      6,313,329
                                                                   ---------------
                                                                        18,722,847
                                                                   ---------------
                        FOREST PRODUCTS & PAPER: 1.9%
     173,100            Intl. Paper Co.                                  7,258,083
                                                                   ---------------
                                                                         7,258,083
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 1.1%
      72,000     L      Beckman Coulter, Inc.                            4,356,000
                                                                   ---------------
                                                                         4,356,000
                                                                   ---------------
                        HEALTHCARE-SERVICES: 2.1%
      93,400     L      Quest Diagnostics                          $     8,046,410
                                                                   ---------------
                                                                         8,046,410
                                                                   ---------------
                        INSURANCE: 6.1%
     184,500            American Intl. Group                            13,523,850
     267,600            Metlife, Inc.                                    9,513,180
                                                                   ---------------
                                                                        23,037,030
                                                                   ---------------
                        MEDIA: 2.6%
     112,600            Gannett Co., Inc.                                9,886,280
                                                                   ---------------
                                                                         9,886,280
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 3.4%
     388,300            Honeywell Intl., Inc.                           13,085,710
                                                                   ---------------
                                                                        13,085,710
                                                                   ---------------
                        OIL AND GAS: 12.3%
     252,000            Apache Corp.                                    10,170,720
     197,900     @@     BP PLC ADR                                      10,488,700
     137,500            ChevronTexaco Corp.                             12,430,000
     313,100            Exxon Mobil Corp.                               13,541,575
                                                                   ---------------
                                                                        46,630,995
                                                                   ---------------
                        OIL AND GAS SERVICES: 1.3%
     165,980            Halliburton Co.                                  4,820,059
                                                                   ---------------
                                                                         4,820,059
                                                                   ---------------
                        PHARMACEUTICALS: 3.6%
     331,800            Bristol-Myers Squibb Co.                         8,384,586
     111,700            Merck & Co., Inc.                                5,283,410
                                                                   ---------------
                                                                        13,667,996
                                                                   ---------------
                        RETAIL: 2.4%
     352,100            McDonald's Corp.                                 9,295,440
                                                                   ---------------
                                                                         9,295,440
                                                                   ---------------
                        SAVINGS AND LOANS: 4.8%
     315,500            Sovereign Bancorp, Inc.                          6,862,125
     263,000     L      Washington Mutual, Inc.                         11,487,840
                                                                   ---------------
                                                                        18,349,965
                                                                   ---------------
                        SEMICONDUCTORS: 1.1%
     143,200            Intel Corp.                                      4,088,360
                                                                   ---------------
                                                                         4,088,360
                                                                   ---------------
                        TELECOMMUNICATIONS: 4.1%
     295,700            SBC Communications, Inc.                         7,008,090
     250,800            Verizon Communications, Inc.                     8,672,664
                                                                   ---------------
                                                                        15,680,754
                                                                   ---------------
                        Total Common Stock
                         (Cost $331,250,367)                           379,976,642
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND                                 as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.5%

              REPURCHASE AGREEMENT: 0.3%
$  1,287,000  Morgan Stanley Repurchase
                Agreement dated 05/28/04, 1.010%, due 06/01/04,
                $1,287,144 to be received upon repurchase
                (Collateralized by $1,365,000 Federal Home Loan
                Bank, 4.500%, Market Value plus accrued
                interest $1,317,143, due 09/16/13)                $    1,287,000
                                                                  --------------
              Total Repurchase Agreement
                (Cost $1,287,000)                                      1,287,000
                                                                  --------------

              SECURITIES LENDING COLLATERAL(cc): 7.2%
  27,747,101  The Bank of New York Institutional
                Cash Reserve Fund, 1.100%                             27,474,101
                                                                  --------------
              Total Securities Lending Collateral
                (Cost $27,474,101)                                    27,474,101
                                                                  --------------
              Total Short-Term Investments
                (Cost $28,761,101)                                    28,761,101
                                                                  --------------
              TOTAL INVESTMENTS IN SECURITIES (COST
                $360,011,468)*                           107.4%   $  408,737,743
              OTHER ASSETS AND LIABILITIES-NET            (7.4)      (28,050,703)
                                                         -----    --------------
              NET ASSETS                                 100.0%   $  380,687,040
                                                         =====    ==============

@       Non-income producing security
@@      Foreign issuer
ADR     American Depository Receipt
L       Loaned security, a portion or all of the security is on loan at May 31,
        2004
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:


              Gross Unrealized Appreciation                       $   60,589,087
              Gross Unrealized Depreciation                          (11,862,812)
                                                                  --------------
              Net Unrealized Appreciation                         $   48,726,275
                                                                  ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND                                         as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 96.1%

                        AGRICULTURE: 5.6%
     204,190            Loews Corp. - Carolina Group               $     4,633,072
      26,830            RJ Reynolds Tobacco Holdings, Inc.               1,507,846
      25,640            UST, Inc.                                          957,910
                                                                   ---------------
                                                                         7,098,828
                                                                   ---------------
                        AIRLINES: 3.5%
     229,690    @,L     AMR Corp.                                        2,646,029
     296,400    @,L     Delta Air Lines, Inc.                            1,808,040
                                                                   ---------------
                                                                         4,454,069
                                                                   ---------------
                        APPAREL: 2.7%
     226,710    @,@@    Tommy Hilfiger Corp.                             3,445,992
                                                                   ---------------
                                                                         3,445,992
                                                                   ---------------
                        AUTO PARTS & EQUIPMENT: 8.5%
     617,950    @,L     Goodyear Tire & Rubber Co.                       5,376,165
     502,060            Visteon Corp.                                    5,502,578
                                                                   ---------------
                                                                        10,878,743
                                                                   ---------------
                        BUILDING MATERIALS: 1.1%
      38,250            York Intl. Corp.                                 1,414,485
                                                                   ---------------
                                                                         1,414,485
                                                                   ---------------
                        CHEMICALS: 12.2%
      55,900     @      Airgas, Inc.                                     1,217,502
      72,960            Ashland, Inc.                                    3,440,064
      96,690            Great Lakes Chemical Corp.                       2,395,978
     138,550            Lubrizol Corp.                                   4,587,390
     146,500            RPM Intl., Inc.                                  2,155,015
      44,470            Sherwin-Williams Co.                             1,747,671
                                                                   ---------------
                                                                        15,543,620
                                                                   ---------------
                        COMMERCIAL SERVICES: 2.8%
      43,400            RR Donnelley & Sons Co.                          1,313,284
     317,650    @,L     Service Corp.                                    2,287,080
                                                                   ---------------
                                                                         3,600,364
                                                                   ---------------
                        COMPUTERS: 4.7%
     381,400     @      Gateway, Inc.                                    1,544,670
     332,290     @      Unisys Corp.                                     4,505,852
                                                                   ---------------
                                                                         6,050,522
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 0.7%
      24,000            CIT Group, Inc.                                    899,280
                                                                   ---------------
                                                                           899,280
                                                                   ---------------
                        ELECTRIC: 4.1%
     168,640    @,L     Allegheny Energy, Inc.                           2,403,120
      48,380            Alliant Energy Corp.                             1,208,532
     162,000    @,L     Mirant Corp.                                        42,120
      79,900            Westar Energy, Inc.                              1,575,628
                                                                   ---------------
                                                                         5,229,400
                                                                   ---------------
                        ELECTRONICS: 2.2%
     231,700     @      Kemet Corp.                                      2,815,155
                                                                   ---------------
                                                                         2,815,155
                                                                   ---------------
                        FOOD: 7.9%
      44,000            Albertson's, Inc.                                1,030,920
     394,000     @      Del Monte Foods Co.                              4,046,380
      56,100            Sensient Technologies Corp.                      1,133,220
     606,064     L      Winn-Dixie Stores, Inc.                          3,836,385
                                                                   ---------------
                                                                        10,046,905
                                                                   ---------------
                        HEALTHCARE-SERVICES: 1.6%
     170,400     @      Tenet Healthcare Corp.                     $     2,031,168
                                                                   ---------------
                                                                         2,031,168
                                                                   ---------------
                        HOUSEHOLD PRODUCTS/WARES: 5.5%
     184,430    @,L     American Greetings                               3,873,030
     171,210            Tupperware Corp.                                 3,128,007
                                                                   ---------------
                                                                         7,001,037
                                                                   ---------------
                        INSURANCE: 9.2%
      62,460     @      CNA Financial Corp.                              1,875,049
      69,400            Nationwide Financial Services                    2,536,570
     285,550     L      Phoenix Cos., Inc.                               3,343,791
     276,560     L      Unumprovident Corp.                              4,026,713
                                                                   ---------------
                                                                        11,782,123
                                                                   ---------------
                        OFFICE/BUSINESS EQUIPMENT: 2.7%
     311,420            IKON Office Solutions, Inc.                      3,431,848
                                                                   ---------------
                                                                         3,431,848
                                                                   ---------------
                        OIL AND GAS SERVICES: 1.7%
      79,700            Tidewater, Inc.                                  2,202,908
                                                                   ---------------
                                                                         2,202,908
                                                                   ---------------
                        PIPELINES: 6.7%
     807,000    @,L     Dynegy, Inc.                                     3,542,730
     695,870            El Paso Corp.                                    5,017,223
                                                                   ---------------
                                                                         8,559,953
                                                                   ---------------
                        RETAIL: 8.8%
     300,620            Dillard's, Inc.                                  6,015,406
     330,430     @      Toys R US, Inc.                                  5,194,360
                                                                   ---------------
                                                                        11,209,766
                                                                   ---------------
                        SEMICONDUCTORS: 0.2%
      19,958    @,L     Micron Technology, Inc.                            299,969
                                                                   ---------------
                                                                           299,969
                                                                   ---------------
                        TELECOMMUNICATIONS: 3.7%
     156,980            CenturyTel, Inc.                                 4,692,132
                                                                   ---------------
                                                                         4,692,132
                                                                   ---------------
                Total Common Stock
                  (Cost $121,013,440)                                  122,688,267
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING MIDCAP VALUE FUND                             as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 13.7%

                SECURITIES LENDING COLLATERAL(cc): 13.7%
$ 17,480,183    The Bank of New York Institutional
                  Cash Reserve Fund, 1.100%                        $    17,480,183
                                                                   ---------------
                Total Short-Term Investments
                  (Cost $17,480,183)                                    17,480,183
                                                                   ---------------
              TOTAL INVESTMENTS IN
                SECURITIES (COST
                $138,493,623)*                            109.8%   $   140,168,450
              OTHER ASSETS AND
                LIABILITIES-NET                            (9.8)       (12,522,475)
                                                          -----    ---------------
              NET ASSETS                                  100.0%   $   127,645,975
                                                          =====    ===============

@       Non-income producing security
@@      Foreign issuer
L Loaned security, a portion or all of the security is on loan at May 31, 2004.
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $138,549,785. Net unrealized depreciation consists of:

                Gross Unrealized Appreciation                     $    8,312,296
                Gross Unrealized Depreciation                         (6,693,631)
                                                                  --------------
                Net Unrealized Depreciation                       $    1,618,665
                                                                  ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND                                       as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 89.9%

                        AIRLINES: 2.3%
     350,670    @,L     Delta Air Lines, Inc.                      $     2,139,087
                                                                   ---------------
                                                                         2,139,087
                                                                   ---------------
                        APPAREL: 2.0%
     127,040    @,@@    Tommy Hilfiger Corp.                             1,931,008
                                                                   ---------------
                                                                         1,931,008
                                                                   ---------------
                        AUTO PARTS & EQUIPMENT: 8.8%
      50,690     @      Aftermarket Technology Corp.                       742,102
     307,779    @,L     Goodyear Tire & Rubber Co.                       2,677,677
      64,140     L      Superior Industries Intl.                        2,094,171
     261,660            Visteon Corp.                                    2,867,794
                                                                   ---------------
                                                                         8,381,744
                                                                   ---------------
                        BANKS: 1.2%
      53,200            Riggs National Corp.                             1,161,888
                                                                   ---------------
                                                                         1,161,888
                                                                   ---------------
                        BUILDING MATERIALS: 0.7%
      18,650            York Intl. Corp.                                   689,677
                                                                   ---------------
                                                                           689,677
                                                                   ---------------
                        CHEMICALS: 9.1%
      22,570            Cytec Industries, Inc.                             908,894
      95,260            Great Lakes Chemical Corp.                       2,360,542
      36,000            Lubrizol Corp.                                   1,191,960
     293,810     @      PolyOne Corp.                                    2,024,351
     256,350            Wellman, Inc.                                    2,037,983
                                                                   ---------------
                                                                         8,523,730
                                                                   ---------------
                        COMMERCIAL SERVICES: 4.4%
      77,380            Kelly Services, Inc.                             2,146,521
     281,980     @      Service Corp.                                    2,030,256
                                                                   ---------------
                                                                         4,176,777
                                                                   ---------------
                        COMPUTERS: 1.3%
     308,400     @      Gateway, Inc.                                    1,249,020
                                                                   ---------------
                                                                         1,249,020
                                                                   ---------------
                        ELECTRIC: 0.5%
      25,000            Westar Energy, Inc.                                493,000
                                                                   ---------------
                                                                           493,000
                                                                   ---------------
                        ELECTRICAL COMPONENTS &
                          EQUIPMENT: 2.8%
     158,270            Belden, Inc.                                     2,674,763
                                                                   ---------------
                                                                         2,674,763
                                                                   ---------------
                        ELECTRONICS: 2.4%
     185,610     @      Kemet Corp.                                      2,255,162
                                                                   ---------------
                                                                         2,255,162
                                                                   ---------------
                        FOOD: 9.3%
     125,440     @      Del Monte Foods Co.                              1,288,269
     244,160            Interstate Bakeries                              2,563,679
     130,740            Sensient Technologies Corp.                      2,640,947
     358,217     L      Winn-Dixie Stores, Inc.                          2,267,514
                                                                   ---------------
                                                                         8,760,409
                                                                   ---------------
                        HAND/MACHINE TOOLS: 0.9%
      51,270            Starrett (L.S.) Co.                                806,477
                                                                   ---------------
                                                                           806,477
                                                                   ---------------
                        HEALTHCARE-SERVICES: 2.0%
     218,700    @,L     Orthodontic Centers of America             $     1,869,885
                                                                   ---------------
                                                                         1,869,885
                                                                   ---------------
                        HOME BUILDERS: 1.0%
      81,300     @      National RV Holdings, Inc.                         967,470
                                                                   ---------------
                                                                           967,470
                                                                   ---------------
                        HOUSEHOLD PRODUCTS/WARES: 7.7%
     125,500     @      American Greetings                               2,635,500
     321,340     @      Playtex Products Inc                             2,297,581
     130,320            Tupperware Corp.                                 2,380,946
                                                                   ---------------
                                                                         7,314,027
                                                                   ---------------
                        HOUSEWARES: 0.4%
      10,450            National Presto Industries, Inc.                   411,730
                                                                   ---------------
                                                                           411,730
                                                                   ---------------
                        INSURANCE: 3.8%
      15,000     @      Allmerica Financial Corp.                          482,250
       3,560            American National Insurance                        333,964
      10,360     @      American Physicians Capital Inc                    238,798
      19,940            Kansas City Life Ins Co                            757,720
     155,260     L      Phoenix Cos., Inc.                               1,818,094
                                                                   ---------------
                                                                         3,630,826
                                                                   ---------------
                        IRON/STEEL: 1.7%
     117,480            Ryerson Tull, Inc.                               1,575,407
                                                                   ---------------
                                                                         1,575,407
                                                                   ---------------
                        MACHINERY-DIVERSIFIED: 4.8%
      22,520            Nacco Industries, Inc.                           1,998,425
      67,890            Tecumseh Products Co.                            2,579,073
                                                                   ---------------
                                                                         4,577,498
                                                                   ---------------
                        METAL FABRICATE/HARDWARE: 1.5%
     124,620     @      Wolverine Tube, Inc.                             1,418,176
                                                                   ---------------
                                                                         1,418,176
                                                                   ---------------
                        MINING: 2.0%
     242,700            USEC Inc                                         1,900,341
                                                                   ---------------
                                                                         1,900,341
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 3.5%
      33,453            Federal Signal Corp.                               595,798
     106,256            Myers Industries, Inc.                           1,435,519
      45,730            Trinity Industries, Inc.                         1,308,335
                                                                   ---------------
                                                                         3,339,652
                                                                   ---------------
                        OIL AND GAS SERVICES: 1.7%
      59,850            Tidewater, Inc.                                  1,654,254
                                                                   ---------------
                                                                         1,654,254
                                                                   ---------------
                        PIPELINES: 2.3%
     504,090    @,L     Dynegy, Inc.                                     2,212,955
                                                                   ---------------
                                                                         2,212,955
                                                                   ---------------
                        RETAIL: 6.8%
      10,110            Blair Corp.                                        259,827
     182,150            Dillard's, Inc.                                  3,644,822
     155,920     @      Payless Shoesource, Inc.                         2,557,088
                                                                   ---------------
                                                                         6,461,737
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE FUND                           as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        SOFTWARE: 3.2%
     173,050    @,L     Midway Games, Inc.                         $     1,875,862
      67,110     @      SPSS, Inc.                                       1,117,382
                                                                   ---------------
                                                                         2,993,244
                                                                   ---------------
                        TELECOMMUNICATIONS: 1.8%
     408,103     @      Cincinnati Bell, Inc.                            1,681,384
                                                                   ---------------
                                                                         1,681,384
                                                                   ---------------
                Total Common Stock
                  (Cost $80,013,345)                                    85,251,328
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 14.0%

                SECURITIES LENDING COLLATERAL(cc): 14.0%
$ 13,333,256    The Bank of New York Institutional
                  Cash Reserve Fund, 1.100%                             13,333,256
                                                                   ---------------
                Total Short-Term Investments
                  (Cost $13,333,246)                                    13,333,256
                                                                   ---------------
              TOTAL INVESTMENTS IN
                SECURITIES (COST
                $93,346,601)*                             103.9%   $    98,584,584
              OTHER ASSETS AND
                LIABILITIES-NET                            (3.9)        (3,716,686)
                                                          -----    ---------------
              NET ASSETS                                  100.0%   $    94,867,898
                                                          =====    ===============

@       Non-income producing security
@@      Foreign issuer
L       Loaned security, a portion or all of the security is on loan at May 31,
        2004
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                        $     9,148,321
              Gross Unrealized Depreciation                             (3,910,338)
                                                                   ---------------
              Net Unrealized Appreciation                          $     5,237,983
                                                                   ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND                                          as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 4.5%

                        FOOD: 0.6%
      35,000     @      Dean Foods Co.                             $     1,235,500
                                                                   ---------------
                                                                         1,235,500
                                                                   ---------------
                        HEALTHCARE-SERVICES: 0.9%
      74,600     @      Community Health
                          Systems, Inc.                                  1,902,300
                                                                   ---------------
                                                                         1,902,300
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 0.5%
      36,000            General Electric Co                              1,120,320
                                                                   ---------------
                                                                         1,120,320
                                                                   ---------------
                        RETAIL: 1.6%
      18,000            Wal-Mart Stores Inc                              1,003,140
      60,000            Wendy's Intl., Inc.                              2,267,400
                                                                   ---------------
                                                                         3,270,540
                                                                   ---------------
                        TELECOMMUNICATIONS: 0.9%
      30,000            Qualcomm Inc                                     2,012,100
                                                                   ---------------
                                                                         2,012,100
                                                                   ---------------
                        Total Common Stock
                          (Cost $7,362,409)                              9,540,760
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
CONVERTIBLE BONDS: 63.7%

                        ADVERTISING: 1.7%
$  1,000,000     L      Interpublic Group of Cos., Inc.,
                          4.500%, due 03/15/23                           1,418,750
   2,000,000     L      Lamar Advertising Co.,
                          2.880%, due 12/31/10                           2,110,000
                                                                   ---------------
                                                                         3,528,750
                                                                   ---------------
                        AEROSPACE/DEFENSE: 1.3%
   3,000,000            Spacehab, Inc., 8.000%,
                          due 10/15/07                                   2,696,250
                                                                   ---------------
                                                                         2,696,250
                                                                   ---------------
                        AGRICULTURE: 0.9%
   1,490,000     L      Bunge Limited Finance Corp.,
                          3.750%, due 11/15/22                           1,920,238
                                                                   ---------------
                                                                         1,920,238
                                                                   ---------------
                        APPAREL: 0.9%
   1,950,000    #,L     Reebok Intl. Ltd., 2.000%,
                          due 05/01/24                                   1,942,688
                                                                   ---------------
                                                                         1,942,688
                                                                   ---------------
                        AUTO PARTS & EQUIPMENT: 1.0%
   4,000,000            Lear Corp., 0.000%,
                          due 02/20/22                                   2,075,000
                                                                   ---------------
                                                                         2,075,000
                                                                   ---------------
                        BIOTECHNOLOGY: 0.6%
   1,485,000     L      ICOS Corp., 2.000%,
                          due 07/01/23                                   1,254,825
                                                                   ---------------
                                                                         1,254,825
                                                                   ---------------
                        COAL: 1.0%
   2,000,000    #,L     Massey Energy Co., 2.250%,
                          due 04/01/24                                   2,067,500
                                                                   ---------------
                                                                         2,067,500
                                                                   ---------------
                        COMPUTERS: 0.6%
$    100,000   @@,S     Bull SA, 0.000%,
                          due 01/01/05                             $     1,215,045
                                                                   ---------------
                                                                         1,215,045
                                                                   ---------------
                        DISTRIBUTION/WHOLESALE: 1.6%
   4,000,000            Costco Wholesale Corp.,
                          0.000%, due 08/19/17                           3,480,000
                                                                   ---------------
                                                                         3,480,000
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 3.5%
     980,000    #,L     AngloGold Holdings PLC,
                          2.380%, due 02/27/09                             935,900
   4,875,000            Lehman Brothers Holdings Inc.,
                          1.000%, due 09/16/10                           4,338,750
   2,000,000     #      RepCon Lux SA, 4.500%,
                          due 01/26/11                                   2,166,704
                                                                   ---------------
                                                                         7,441,354
                                                                   ---------------
                        ELECTRIC: 2.0%
   1,000,000            Centerpoint Energy Inc,
                          3.750%, due 05/15/23                           1,105,000
     980,000     #      Centerpoint Energy, Inc.,
                          2.880%, due 01/15/24                           1,031,450
   2,000,000     L      PPL Energy Supply LLC,
                          2.630%, due 05/15/23                           2,022,500
                                                                   ---------------
                                                                         4,158,950
                                                                   ---------------
                        ELECTRICAL COMPONENTS &
                          EQUIPMENT: 1.2%
   3,000,000    #,L     GrafTech Intl. Ltd., 1.630%,
                          due 01/15/24                                   2,602,500
                                                                   ---------------
                                                                         2,602,500
                                                                   ---------------
                        ELECTRONICS: 3.8%
   1,500,000     L      Flextronics Intl. Ltd., 1.000%,
                          due 08/01/10                                   2,002,500
   3,000,000     L      Flir Systems, Inc., 3.000%,
                          due 06/01/23                                   3,997,500
 100,000,000            Sony Corp., 0.000%,
                          due 12/18/08                                     929,139
     990,000     L      Vishay Intertechnology, Inc.,
                          3.630%, due 08/01/23                           1,233,788
                                                                   ---------------
                                                                         8,162,927
                                                                   ---------------
                        ENERGY-ALTERNATE SOURCES: 0.9%
   2,000,000     #      Headwaters, Inc., 2.880%,
                          due 06/01/16                                   1,982,500
                                                                   ---------------
                                                                         1,982,500
                                                                   ---------------
                        ENVIRONMENTAL CONTROL: 1.4%
   2,975,000     L      Allied Waste North America,
                          4.250%, due 04/15/34                           2,971,281
                                                                   ---------------
                                                                         2,971,281
                                                                   ---------------
                        HEALTHCARE-SERVICES: 1.2%
   2,000,000            Laboratory Corp. of America
                          Holdings, 0.000%,
                          due 09/11/21                                   1,462,500
   1,000,000     L      Quest Diagnostics, 1.750%,
                          due 11/30/21                                   1,082,500
                                                                   ---------------
                                                                         2,545,000
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND                              as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------------
                        INSURANCE: 2.8%
$  3,770,000            American Intl. Group, 0.500%,
                          due 05/15/07                             $     3,661,613
   1,970,000     #      AmerUs Group Co., 2.000%,
                          due 03/06/32                                   2,354,150
                                                                   ---------------
                                                                         6,015,763
                                                                   ---------------
                        INTERNET: 1.2%
     975,000     #      Digital River, Inc., 1.250%,
                          due 01/01/24                                     970,125
   1,470,000     #      Equinix, Inc., 2.500%,
                          due 02/15/24                                   1,530,638
                                                                   ---------------
                                                                         2,500,763
                                                                   ---------------
                        LODGING: 2.9%
  12,000,000    @,L     Four Seasons Hotels, Inc.,
                          0.000%, due 09/23/29                           4,035,000
   1,000,000     L      Hilton Hotels Corp., 3.380%,
                          due 04/15/23                                   1,060,000
   1,000,000     L      Starwood Hotels & Resorts
                          Worldwide, Inc., 3.500%,
                          due 05/16/23                                   1,067,500
                                                                   ---------------
                                                                         6,162,500
                                                                   ---------------
                        MEDIA: 1.9%
   2,000,000     L      Charter Communications Inc,
                          5.750%, due 10/15/05                           1,922,500
   2,460,000     #      Citadel Broadcasting Corp,
                          1.880%, due 02/15/11                           2,201,700
                                                                   ---------------
                                                                         4,124,200
                                                                   ---------------
                        MINING: 2.8%
   1,500,000    @@      Inco Ltd., 0.000%,
                          due 03/29/21                                   1,366,875
   1,985,000   @@,L     Inco Ltd., 1.000%,
                          due 03/14/23                                   2,372,075
   2,000,000            Placer Dome, Inc., 2.750%,
                          due 10/15/23                                   2,227,500
                                                                   ---------------
                                                                         5,966,450
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 3.6%
   2,500,000    #,L     Actuant Corp., 2.000%,
                          due 11/15/23                                   2,753,125
   3,500,000   #,@@     Tyco Intl. Group SA, 2.750%,
                          due 01/15/18                                   4,987,500
                                                                   ---------------
                                                                         7,740,625
                                                                   ---------------
                        OIL AND GAS: 0.9%
   1,985,000    #,L     Pride Intl., Inc., 3.250%,
                          due 05/01/33                                   1,962,669
                                                                   ---------------
                                                                         1,962,669
                                                                   ---------------
                        OIL AND GAS SERVICES: 0.5%
   1,000,000     L      Schlumberger Ltd., 2.130%,
                          due 06/01/23                                   1,008,750
                                                                   ---------------
                                                                         1,008,750
                                                                   ---------------
                        PACKAGING AND CONTAINERS: 0.9%
   2,000,000    #,L     Sealed Air Corp., 3.000%,
                          due 06/30/33                                   2,007,500
                                                                   ---------------
                                                                         2,007,500
                                                                   ---------------
                        PHARMACEUTICALS: 4.9%
   1,990,000     L      Amylin Pharmaceuticals, Inc.,
                          2.250%, due 06/30/08                           1,977,563
$  4,000,000            Cephalon, Inc., 2.500%,
                          due 12/15/06                             $     3,885,000
   3,000,000     #      NPS Pharmaceuticals, Inc.,
                          3.000%, due 06/15/08                           2,823,750
   1,500,000     L      Watson Pharmaceuticals, Inc.,
                          1.750%, due 03/15/23                           1,689,375
                                                                   ---------------
                                                                        10,375,688
                                                                   ---------------
                        SEMICONDUCTORS: 5.6%
   3,000,000     L      Advanced Micro Devices, Inc.,
                          4.750%, due 02/01/22                           3,052,500
   2,500,000     L      Amkor Technology, Inc.,
                          5.000%, due 03/15/07                           2,293,750
   2,000,000     L      Conexant Systems, Inc.,
                          4.000%, due 02/01/07                           1,920,000
   1,000,000     #      Cypress Semiconductor Corp.,
                          1.250%, due 06/15/08                           1,268,750
   2,500,000            LTX Corp., 4.250%,
                          due 08/15/06                                   2,465,625
     975,000    #,L     Pixelworks Inc, 1.750%,
                          due 05/15/24                                   1,003,031
                                                                   ---------------
                                                                        12,003,656
                                                                   ---------------
                        SOFTWARE: 1.8%
   2,000,000     L      Fair Isaac Corp., 1.500%,
                          due 08/15/23                                   2,072,500
   1,370,000     #      MSC Software Corp., 2.500%,
                          due 05/05/08                                   1,719,350
                                                                   ---------------
                                                                         3,791,850
                                                                   ---------------
                        TELECOMMUNICATIONS: 9.7%
   5,000,000            Aether Systems, Inc., 6.000%,
                          due 03/22/05                                   4,943,750
   3,000,000     L      Nextel Partners, Inc., 1.500%,
                          due 11/15/08                                   4,331,250
   1,000,000     #      NII Holdings Inc, 2.880%,
                          due 02/01/34                                   1,021,250
   1,470,000     L      Primus Telecommunications GP,
                          5.750%, due 02/15/07                           1,405,688
   2,970,000    #,L     Primus Telecommunications GP,
                          3.750%, due 09/15/10                           3,007,125
   1,980,000     L      RF Micro Devices Inc, 1.500%,
                          due 07/01/10                                   2,482,425
   2,500,000            Utstarcom, Inc., 0.880%,
                          due 03/01/08                                   3,650,000
                                                                   ---------------
                                                                        20,841,488
                                                                   ---------------
                        TRANSPORTATION: 0.6%
     985,000     #      Yellow Corp., 5.000%,
                          due 08/08/23                                   1,276,806
                                                                   ---------------
                                                                         1,276,806
                                                                   ---------------
                        Total Convertible
                          Corporate Bonds
                          (Cost $126,744,342)                          135,823,516
                                                                   ---------------

CORPORATE BONDS: 3.6%

                        DIVERSIFIED FINANCIAL SERVICES: 0.5%
   1,000,000    @@      ABB International Finance
                          4.625%, 5/16/07                                1,053,750
                                                                   ---------------
                                                                         1,053,750
                                                                   ---------------
                        OIL AND GAS: 0.9%
   1,998,000            Devon Energy Corp., 4.900%,
                          due 08/15/08                                   2,075,423
                                                                   ---------------
                                                                         2,075,423
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND                              as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------------
                        PHARMACEUTICALS: 0.5%
$  1,000,000            Sepracor, Inc., 5.000%,
                          due 02/15/07                             $     1,015,000
                                                                   ---------------
                                                                         1,015,000
                                                                   ---------------
                        SOFTWARE: 0.5%
     975,000            CSG Systems Intl., 2.500%,
                          due 06/15/24                                     988,406
                                                                   ---------------
                                                                           988,406
                                                                   ---------------
                        SOVEREIGN: 0.9%
   2,000,000    @@      Banco Nacional de
                          Desenvolvimento
                          Economico e Social,
                          6.500%, due 06/15/06                           1,997,500
                                                                   ---------------
                                                                         1,997,500
                                                                   ---------------
                        TRANSPORTATION: 0.3%
     490,000    #,L     Yellow Corp., 3.375%,
                          due 11/25/23                                     546,350
                                                                   ---------------
                                                                           546,350
                                                                   ---------------
                        Total Corporate Bonds
                          (Cost $7,579,254)                              7,676,429
                                                                   ---------------

MUTUAL FUNDS: 2.4%

                        EQUITY FUND: 2.4%
      45,000     L      SPDR Trust Series 1                              5,078,700
                                                                   ---------------
                        Total Mutual Funds
                          (Cost $3,977,768)                              5,078,700
                                                                   ---------------

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
PREFERRED STOCK: 25.6%

                        ADVERTISING: 0.5%
      19,600     @      Interpublic Group of Cos., Inc.                  1,031,352
                                                                   ---------------
                                                                         1,031,352
                                                                   ---------------
                        AUTO MANUFACTURERS: 2.8%
      55,000            Ford Motor Co. Capital Trust II                  2,942,500
     124,600            General Motors Corp.                             3,341,541
                                                                   ---------------
                                                                         6,284,041
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 1.1%
      88,300            Gabelli Asset
                          Management, Inc.                               2,316,109
                                                                   ---------------
                                                                         2,316,109
                                                                   ---------------
                        ELECTRIC: 1.6%
      50,000            Calpine Capital Trust                            2,287,500
      25,000            Calpine Capital Trust II                         1,056,250
                                                                   ---------------
                                                                         3,343,750
                                                                   ---------------
                        FOOD: 1.2%
      97,500     L      Albertson's Inc                                  2,485,275
                                                                   ---------------
                                                                         2,485,275
                                                                   ---------------
                        HEALTHCARE-SERVICES: 1.0%
      20,000            Anthem, Inc.                                     2,047,200
                                                                   ---------------
                                                                         2,047,200
                                                                   ---------------
                        HOME BUILDERS: 0.5%
      25,000     @      Fleetwood Capital Trust                          1,096,875
                                                                   ---------------
                                                                         1,096,875
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                 VALUE
----------------------------------------------------------------------------------
                        INSURANCE: 6.9%
$     60,000            Hartford Financial Services
                          Group, Inc.                              $     3,889,200
      39,200            PMI Group, Inc.                                  1,079,568
      20,000            Prudential Financial, Inc.                       1,336,000
      67,800            Reinsurance Group of America                     3,861,210
     118,000            Travelers Property
                          Casualty Corp.                                 2,815,480
      78,400            XL Capital Ltd                                   1,963,136
                                                                   ---------------
                                                                        14,944,594
                                                                   ---------------
                        MEDIA: 1.9%
      25,000     @      Comcast Corp.                                    1,075,000
      20,000            Emmis Communications Corp.                         916,400
       1,985            News Corp Finance Trust II                       2,037,801
                                                                   ---------------
                                                                         4,029,201
                                                                   ---------------
                        MINING: 1.4%
       1,900            Freeport-McMoRan
                          Copper & Gold Inc                              1,721,875
      29,400     @      Timet Capital Trust I                            1,158,948
                                                                   ---------------
                                                                         2,880,823
                                                                   ---------------
                        OFFICE/BUSINESS EQUIPMENT: 0.6%
       9,900            Xerox Corp.                                      1,253,835
                                                                   ---------------
                                                                         1,253,835
                                                                   ---------------
                        OIL AND GAS: 1.9%
      29,400            Ameranda Hess Corp.                              1,944,075
      24,700            Chesapeake Energy Corp.                          2,094,750
                                                                   ---------------
                                                                         4,038,825
                                                                   ---------------
                        PHARMACEUTICALS: 1.3%
      44,500            Omnicare, Inc.                                   2,788,370
                                                                   ---------------
                                                                         2,788,370
                                                                   ---------------
                        REAL ESTATE INVESTMENT TRUSTS: 0.9%
      83,000            FelCor Lodging Trust, Inc.                       1,929,750
                                                                   ---------------
                                                                         1,929,750
                                                                   ---------------
                        SAVINGS AND LOANS: 0.9%
      39,200            Sovereign Capital Trust II                       1,862,000
                                                                   ---------------
                                                                         1,862,000
                                                                   ---------------
                        TELECOMMUNICATIONS: 1.1%
       2,000            Lucent Technologies Capital
                          Trust I                                        2,293,380
      51,932  @,I,X,**  Winstar Communications, Inc.                             5
                                                                   ---------------
                                                                         2,293,385
                                                                   ---------------
                        Total Preferred Stock
                          (Cost $52,370,529)                            54,625,385
                                                                   ---------------
                        Total Investments
                          in Securities at Value
                          (Cost $198,034,302)                          212,744,790
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING CONVERTIBLE FUND                              as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 29.3%

              REPURCHASE AGREEMENT: 2.4%
$  5,108,000  Morgan Stanley Repurchase
                Agreement dated 05/28/04, 1.010%, due
                06/01/04, $5,108,573 to be received upon
                repurchase (Collateralized by $5,205,000
                Federal Home Loan Bank, Principal STRIP
                0.000%, Market Value $5,214,966, due
                03/15/05)                                          $     5,108,000
                                                                   ---------------
              Total Short-term Investments
                (Cost $5,108,000)                                        5,108,000
                                                                   ---------------

              SECURITIES LENDING COLLATERAL(cc): 26.9%
  57,288,122  The Bank of New York Institutional
                Cash Reserve Fund, 1.100%                               57,288,122
                                                                   ---------------
              Total Securities Lending Collateral
                (Cost $57,288,122)                                      57,288,122
                                                                   ---------------
              Total Short-Term Securities
                (Cost $62,396,122)                                      62,396,122
                                                                   ---------------
              TOTAL INVESTMENTS IN
                SECURITIES (COST
                $260,430,424)*                            129.1%   $   275,140,912
              OTHER ASSETS AND
                LIABILITIES-NET                           (29.1)       (62,060,124)
                                                          -----    ---------------
              NET ASSETS                                  100.0%   $   213,080,788
                                                          =====    ===============

@       Non-income producing security
@@      Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
I       Illiquid security
L       Loaned security, a portion or all of this security is on loan at May 31,
        2004
S       Segregated assets for futures collateral
STRIP   Separate Trading of Registered Interest and Principal of Securities
**      Defaulted security
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $260,539,820. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                      $    20,029,572
                Gross Unrealized Depreciation                           (5,428,476)
                                                                   ---------------
                Net Unrealized Appreciation                        $    14,601,096
                                                                   ===============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                                      as of May 31, 2004

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
COMMON STOCK: 54.0%

                        AEROSPACE/DEFENSE: 2.0%
       6,100            General Dynamics Corp.                     $       583,343
       8,700            Lockheed Martin Corp.                              430,998
       4,800            United Technologies Corp.                          406,128
                                                                   ---------------
                                                                         1,420,469
                                                                   ---------------
                        AGRICULTURE: 0.6%
       8,800            Altria Group, Inc.                                 422,136
                                                                   ---------------
                                                                           422,136
                                                                   ---------------
                        AUTO MANUFACTURERS: 0.6%
       7,500            Paccar, Inc.                                       418,500
                                                                   ---------------
                                                                           418,500
                                                                   ---------------
                        BANKS: 1.5%
      22,100            US Bancorp                                         621,010
       7,500            Wells Fargo & Co.                                  441,000
                                                                   ---------------
                                                                         1,062,010
                                                                   ---------------
                        BEVERAGES: 1.2%
       7,850            Coca-Cola Co.                                      403,098
       7,500            PepsiCo, Inc.                                      400,275
                                                                   ---------------
                                                                           803,373
                                                                   ---------------
                        BIOTECHNOLOGY: 1.4%
       7,200     @      Amgen, Inc.                                        393,840
       9,255     @      Biogen IDEC, Inc.                                  575,198
                                                                   ---------------
                                                                           969,038
                                                                   ---------------
                        CHEMICALS: 1.8%
      12,200            Dow Chemical Co.                                   486,780
       4,600            Du Pont EI de Nemours & Co.                        198,720
      14,600            Sherwin-Williams Co.                               573,780
                                                                   ---------------
                                                                         1,259,280
                                                                   ---------------
                        COMMERCIAL SERVICES: 0.8%
      24,900            Cendant Corp.                                      571,206
                                                                   ---------------
                                                                           571,206
                                                                   ---------------
                        COMPUTERS: 1.9%
      25,884            Hewlett-Packard Co.                                549,776
       4,400            Intl. Business Machines Corp.                      389,796
      39,700     @      Western Digital Corp.                              362,858
                                                                   ---------------
                                                                         1,302,430
                                                                   ---------------
                        COSMETICS/PERSONAL CARE: 0.6%
       4,000            Procter & Gamble Co.                               431,280
                                                                   ---------------
                                                                           431,280
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 5.9%
       8,300            Capital One Financial Corp.                        581,498
      21,900            Citigroup, Inc.                                  1,016,816
       8,380            Countrywide Financial Corp.                        540,510
       8,400            Goldman Sachs Group, Inc.                          788,844
      12,300            JP Morgan Chase & Co.                              453,132
       8,300            Lehman Brothers Holdings, Inc.                     627,895
       1,209     I      North Atlantic Trading Co.                               1
                                                                   ---------------
                                                                         4,008,696
                                                                   ---------------
                        ELECTRIC: 0.6%
      10,500            Consolidated Edison, Inc.                          412,230
                                                                   ---------------
                                                                           412,230
                                                                   ---------------
                        ELECTRONICS: 0.9%
       6,100     @      Amphenol Corp.                             $       198,860
       7,900            Parker Hannifin Corp.                              438,924
                                                                   ---------------
                                                                           637,784
                                                                   ---------------
                        ENVIRONMENTAL CONTROL: 0.6%
       9,800     @      Stericycle, Inc.                                   451,094
                                                                   ---------------
                                                                           451,094
                                                                   ---------------
                        HEALTHCARE-PRODUCTS: 1.9%
      14,600     @      Boston Scientific Corp.                            646,780
      12,100            Johnson & Johnson                                  674,091
                                                                   ---------------
                                                                         1,320,871
                                                                   ---------------
                        HEALTHCARE-SERVICES: 1.3%
       8,400     @      WellPoint Health Networks                          936,936
                                                                   ---------------
                                                                           936,936
                                                                   ---------------
                        INSURANCE: 2.5%
      10,300            American Intl. Group Inc                           754,990
       6,000            Chubb Corp.                                        404,220
       9,000            Hartford Financial Services
                          Group, Inc.                                      595,080
                                                                   ---------------
                                                                         1,754,290
                                                                   ---------------
                        INTERNET: 1.1%
       3,300     @      eBay, Inc.                                         293,040
      14,800     @      Yahoo!, Inc.                                       453,768
                                                                   ---------------
                                                                           746,808
                                                                   ---------------
                        LEISURE TIME: 1.3%
       9,800            Carnival Corp.                                     417,578
       8,500            Harley-Davidson, Inc.                              488,665
                                                                   ---------------
                                                                           906,243
                                                                   ---------------
                        MACHINERY-DIVERSIFIED: 1.6%
       6,500            Deere & Co.                                        427,050
      19,200            Rockwell Automation, Inc.                          650,112
                                                                   ---------------
                                                                         1,077,162
                                                                   ---------------
                        MEDIA: 2.1%
      15,600     @      Comcast Corp.                                      442,260
      32,599     @      DIRECTV Group, Inc.                                574,068
      17,800            Walt Disney Co.                                    417,766
                                                                   ---------------
                                                                         1,434,094
                                                                   ---------------
                        MINING: 0.6%
      12,600            Alcoa, Inc.                                        394,380
                                                                   ---------------
                                                                           394,380
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 3.9%
       5,400            3M Co.                                             456,624
       7,400            Eaton Corp.                                        431,790
      35,300            General Electric Co.                             1,098,536
      24,500    @@      Tyco International Ltd.                            754,355
                                                                   ---------------
                                                                         2,741,305
                                                                   ---------------
                        OIL AND GAS: 2.7%
       5,500            Apache Corp.                                       221,980
       5,000            ChevronTexaco Corp.                                452,000
      18,200            Exxon Mobil Corp.                                  787,150
       9,350   @,@@     Nabors Industries Ltd.                             387,090
                                                                   ---------------
                                                                         1,848,220
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
                        OIL AND GAS SERVICES: 0.6%
      14,300            Halliburton Co.                            $       415,272
                                                                   ---------------
                                                                           415,272
                                                                   ---------------
                        PHARMACEUTICALS: 5.0%
       9,500            Abbott Laboratories                                391,495
       7,650     @      Barr Laboratories, Inc.                            333,693
       6,500     @      Gilead Sciences, Inc.                              425,490
       9,800            Merck & Co., Inc.                                  463,540
      34,775            Pfizer, Inc.                                     1,228,949
      15,100            Pharmaceutical Resources, Inc.                     636,465
                                                                   ---------------
                                                                         3,479,632
                                                                   ---------------
                        RETAIL: 2.3%
      12,200     @      Chico's FAS, Inc.                                  523,380
       8,700     @      Kohl's Corp.                                       413,772
      12,000            Wal-Mart Stores, Inc.                              668,760
                                                                   ---------------
                                                                         1,605,912
                                                                   ---------------
                        SEMICONDUCTORS: 2.5%
      20,600     @      Applied Materials, Inc.                            411,176
      16,100            Intel Corp.                                        459,655
      19,200     @      National Semiconductor Corp.                       416,064
      19,100     @      Nvidia Corp.                                       450,378
                                                                   ---------------
                                                                         1,737,273
                                                                   ---------------
                        SOFTWARE: 1.9%
       9,300     @      Electronic Arts, Inc.                              472,719
      33,400            Microsoft Corp.                                    880,090
                                                                   ---------------
                                                                         1,352,809
                                                                   ---------------
                        TELECOMMUNICATIONS: 2.3%
      25,100     @      Cisco Systems, Inc.                                555,965
      51,300     @      Corning, Inc.                                      635,607
      17,050     @      Nextel Communications, Inc.                        394,367
                                                                   ---------------
                                                                         1,585,939
                                                                   ---------------
                        Total Common Stock
                          (Cost $34,199,384)                            37,506,672
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
CORPORATE BONDS: 12.8%

                        AEROSPACE/DEFENSE: 0.2%
$    265,000            Raytheon Co., 3.500%,
                          due 05/15/06                                     141,030
                                                                   ---------------
                                                                           141,030
                                                                   ---------------
                        AIRLINES: 0.2%
     117,000     S      American Airlines, Inc., 7.324%,
                          due 10/15/09                                      99,558
      80,489    S,**    United AirLines, Inc., 7.186%,
                          due 04/01/11                                      70,702
                                                                   ---------------
                                                                           170,260
                                                                   ---------------
                        AUTO MANUFACTURERS: 0.0%
      24,000            Ford Motor Co., 6.625%,
                          due 10/01/28                                      20,955
                                                                   ---------------
                                                                            20,955
                                                                   ---------------
                        BANKS: 2.9%
      30,000     @@     Australia & New Zealand Banking
                          Group Ltd., 1.494%, due                           25,242
$     53,000    #,@@    Banco Bradesco SA/Cayman
                          Islands, 8.750%, due 10/24/13            $        50,880
     129,000     @@     Banco Santander Santiago
                          Chile SA, 7.375%, due 07/18/12                   141,784
      40,000     @@     Bank of Ireland, 1.360%,
                          due 12/29/49                                      33,386
      14,000      #     BankAmerica Institutional
                          Capital B, 7.700%, due 12/31/26                   14,949
      53,000            Barnett Capital I, 8.060%,
                          due 12/01/26                                      57,276
      18,000            Barnett Capital II, 7.950%,
                          due 12/01/26                                      19,402
     154,000      #     Dresdner Funding Trust I, 8.151%,
                          due 06/30/31                                     169,666
      25,000            First Union Capital I, 7.935%,
                          due 01/15/27                                      27,262
     108,000            First Union Institutional
                          Capital II, 7.850%, due 01/01/27                 115,727
     125,000    #,@@    HBOS PLC, 5.375%, due 11/29/49                     120,749
      20,000     @@     Hongkong & Shanghai Banking
                          Corp Ltd, 1.313%, due 07/29/49                    16,796
     110,000     @@     HSBC Bank PLC, 1.350%,
                          due 06/29/49                                      91,946
      50,000     @@     HSBC Bank PLC, 1.500%,
                          due 06/29/49                                      42,625
      80,000            Lloyds TSB Bank PLC, 1.270%,
                          due 08/29/49                                      68,078
      70,000            Lloyds TSB Bank PLC, 1.500%,
                          due 06/29/49                                      60,526
      87,000            M&T Bank Corp, 3.850%,
                          due 04/01/13                                      85,402
     100,000            Mellon Capital I, 7.720%,
                          due 12/01/26                                     108,061
      30,000     @@     National Westminster Bank PLC,
                          1.375%, due 08/29/49                              25,584
      90,000     @@     National Westminster Bank PLC,
                          1.438%, due 11/29/49                              76,119
      43,000      #     Northern Rock PLC, 5.600%,
                          due 04/30/49                                      41,729
      73,000      #     Rabobank Capital Funding II,
                          5.260%, due 12/29/49                              70,553
      40,000     @@     Royal Bank of Canada, 1.313%,
                          due 06/29/85                                      33,884
      20,000     @@     Royal Bank of Scotland Group PLC,
                          1.375%, due 12/29/49                              17,077
      20,000     @@     Societe Generale, 1.663%,
                          due 11/29/49                                      16,500
      40,000     @@     Standard Chartered PLC, 1.188%,
                          due 07/29/49                                      31,475
      60,000     @@     Standard Chartered PLC, 1.315%,
                          due 01/29/49                                      47,203
     110,000     @@     Standard Chartered PLC, 1.400%,
                          due 12/29/49                                      86,900
     120,000     @@     Standard Charter Bank,
                          1.80%, due 11/29/49                               94,313
      53,000            U.S. Bancorp Capital I, 8.090%,
                          due 11/15/26                                      58,380
      64,000      S     Wells Fargo & Co, 3.120%,
                          due 08/15/08                                      61,441
      40,000            Westpac Banking Corp, 1.338%,
                          due 09/29/49                                      33,330
     122,000      #     Westpac Capital Trust IV, 5.256%,
                          due 12/29/49                                     112,582
                                                                   ---------------
                                                                         2,056,827
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        BEVERAGES: 0.3%
$     82,000    #,@@    Cia Brasileira de Bebidas,
                          8.750%, due 09/15/13                     $        85,280
      11,000     @@     Cia Brasileira de Bebidas, 10.500%,
                          due 12/15/11                                      12,430
      97,000      #     Miller Brewing Co, 4.250%,
                          due 08/15/08                                      96,571
                                                                   ---------------
                                                                           194,281
                                                                   ---------------
                        CHEMICALS: 0.1%
      23,000      S     Dow Chemical Co., 5.750%,
                          due 11/15/09                                      23,993
      22,000   #,@@,S   Sociedad Quimica y Minera de
                          Chile SA, 7.700%, due 09/15/06                    23,823
                                                                   ---------------
                                                                            47,816
                                                                   ---------------
                        DIVERSIFIED FINANCIAL SERVICES: 1.8%
      47,000      #     Arcel Finance Ltd., 6.361%,
                          due 05/01/12                                      46,740
      26,000     #,S    Arcel Finance Ltd., 7.048%,
                          due 09/01/11                                      26,650
      79,000            Boeing Capital Corp, 7.375%,
                          due 09/27/10                                      88,814
     122,000   X,#,@@   Brazilian Merchant Voucher
                          Receivables Ltd, 5.911%, due                     118,950
      57,000            Citigroup Capital II, 7.750%,
                          due 12/01/36                                      61,196
      24,000      #     Farmers Exchange Capital,
                          7.050%, due 07/15/28                              22,738
      75,000      #     Farmers Exchange Capital,
                          7.200%, due 07/15/48                              69,900
      30,000            Financiere CSFB NV, 1.250%,
                          due 03/29/49                                      23,681
      48,000            Ford Motor Credit Co., 7.000%,
                          due 10/01/13                                      48,257
      48,000            General Motors Acceptance Corp.,
                          6.875%, due 08/28/12                              48,623
      65,000            General Motors Acceptance Corp.,
                          7.750%, due 01/19/10                              70,315
      34,000            General Motors Acceptance Corp.,
                          8.000%, due 11/01/31                              34,471
      14,000            JPM Capital Trust I, 7.540%,
                          due 01/15/27                                      14,813
     142,000    XX,#    Mangrove Bay Pass-Through Trust,
                          6.102%, due 07/15/33                             139,951
      26,000            Mizuho Preferred Capital Co. LLC.,
                          8.790%, due 12/29/49                              28,595
      68,000    #,@@    PF Export Receivables Master Trust,
                          3.748%, due 06/01/13                              64,887
      94,211    #,@@    PF Export Receivables Master Trust,
                          6.436%, due 06/01/15                              92,998
     165,000      #     Tokai Preferred Capital Co. LLC.,
                          9.980%, due 12/29/49                             187,619
      30,000      #     Wachovia Capital Trust V, 7.965%,
                          due 06/01/27                                      32,837
                                                                   ---------------
                                                                         1,222,035
                                                                   ---------------
                        ELECTRIC: 1.7%
      61,000      #     AES Gener SA, 7.500%,
                          due 03/25/14                                      54,748
      55,990     #,S    Allegheny Energy Supply
                          Statutory Trust 2001,
                          10.250%, due 11/15/07                             60,749
$      6,354     #,S    Allegheny Energy Supply
                          Statutory Trust 2001,
                          13.000%, due 11/15/07                    $         6,513
      25,000      S     Consumers Energy Co.,
                          4.250%, due 04/15/08                              24,801
      76,000            Consumers Energy Co.,
                          4.800%, due 02/17/09                              76,169
      49,000     @@     Empresa Nacional de Electricidad
                          SA/Chile, 7.750%, due 07/15/08                    51,248
     153,000     @@     Empresa Nacional de Electricidad
                          SA/Chile, 8.350%, due 08/01/13                   158,663
     188,000            Enserch Capital I, 2.460%,
                          due 07/01/28                                     175,493
      90,000            Enterprise Capital Trust II,
                          2.330%,due 06/30/28                               84,981
     122,000            Ohio Power Co., 6.375%,
                          due 07/15/33                                     119,131
     218,000     #,S    PG&E Corp., 6.875%, due 07/15/08                   229,989
      15,715     #,S    Power Contract Financing LLC,
                          5.200%, due 02/01/06                              15,900
     126,000     #,S    Power Contract Financing LLC,
                          6.256%, due 02/01/10                             129,303
      19,216            PPL Montana LLC., 8.903%,
                          due 07/02/20                                      20,957
      30,000      #     Tenaska Virginia Partners LP,
                          6.119%, due 03/30/24                              29,437
                                                                   ---------------
                                                                         1,238,082
                                                                   ---------------
                        FOOD: 0.4%
      44,000      S     Kroger Co., 7.250%, due 06/01/09                    48,991
      78,000      S     Safeway, Inc., 4.800%,
                          due 07/16/07                                      79,683
      52,000      S     Supervalu, Inc., 7.875%,
                          due 08/01/09                                      58,918
     102,000      S     Tyson Foods, Inc., 7.250%,
                          due 10/01/06                                     109,682
                                                                   ---------------
                                                                           297,274
                                                                   ---------------
                        GAS: 0.1%
      93,000     #,S    Williams Gas Pipelines Central,
                          Inc., 7.375%, due 11/15/06                       100,556
                                                                   ---------------
                                                                           100,556
                                                                   ---------------
                        HOME BUILDERS: 0.0%
       4,000      S     Technical Olympic USA, Inc.,
                          9.000%, due 07/01/10                               4,170
                                                                   ---------------
                                                                             4,170
                                                                   ---------------
                        INSURANCE: 0.4%
      87,000      #     Farmers Insurance Exch, 8.625%,
                          due 05/01/24                                      96,324
      67,000     #,S    Monumental Global Funding II,
                          3.850%, due 03/03/08                              67,046
      77,000      #     Zurich Capital Trust I, 8.376%,
                          due 06/01/37                                      84,967
                                                                   ---------------
                                                                           248,337
                                                                   ---------------
                        LODGING: 0.1%
      38,000      S     Caesars Entertainment, Inc.,
                          9.375%, due 02/15/07                              41,420
                                                                   ---------------
                                                                            41,420
                                                                   ---------------
                        MEDIA: 0.1%
      34,000            Time Warner, Inc., 6.875%,
                          due 05/01/12                                      36,806
                                                                   ---------------
                                                                            36,806
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        MINING: 0.2%
$     34,000    #,@@    Corp Nacional del Cobre de
                          Chile-CODELCO, 6.375%,
                          due 11/30/12                             $        35,750
      14,000     @@     Vale Overseas Ltd., 8.250%,
                          due 01/17/34                                      12,075
      96,000     @@     Vale Overseas Ltd., 8.625%,
                          due 03/08/07                                     102,240
                                                                   ---------------
                                                                           150,065
                                                                   ---------------
                        MISCELLANEOUS MANUFACTURING: 0.1%
      55,000      #     Bombardier, Inc., 7.450%,
                          due 05/01/34                                      47,944
                                                                   ---------------
                                                                            47,944
                                                                   ---------------
                        MULTI-NATIONAL: 0.3%
     104,000     @@     Corp Andina de Fomento CAF,
                          5.200%, due 05/21/13                              99,371
      95,000    @@,S    Corp Andina de Fomento CAF,
                          6.875%, due 03/15/12                             102,947
                                                                   ---------------
                                                                           202,318
                                                                   ---------------
                        OIL AND GAS: 0.8%
      59,000      S     Amerada Hess Corp, 6.650%,
                          due 08/15/11                                      62,411
      82,000            Amerada Hess Corp, 7.875%,
                          due 10/01/29                                      88,242
      80,000    #,@@    Empresa Nacional de Petroleo
                          ENAP, 4.875%, due 03/15/14                        74,104
     174,000    #,@@    Husky Oil Co, 8.900%,
                          due 08/15/28                                     197,654
      38,000    #,@@    Pemex Project Funding Master
                          Trust, 7.375%, due 12/15/14                       39,283
      34,000    #,@@    Petroleos Mexicanos, 9.250%,
                          due 03/30/18                                      38,335
      51,000    #,@@    Valero Energy Corp, 8.750%,
                          due 06/15/30                                      63,536
                                                                   ---------------
                                                                           563,565
                                                                   ---------------
                        PACKAGING AND CONTAINERS: 0.2%
      32,000     #,S    Sealed Air Corp, 5.375%,
                          due 04/15/08                                      33,062
     102,000     #,S    Sealed Air Corp, 6.950%,
                          due 05/15/09                                     111,674
                                                                   ---------------
                                                                           144,736
                                                                   ---------------
                       REAL ESTATE: 0.3%
      85,000      S     EOP Operating LP, 7.750%,
                          due 11/15/07                                      95,305
      24,000            Liberty Property-LP, 6.375%,
                          due 08/15/12                                      25,424
      67,000      S     Liberty Property-LP, 7.750%,
                          due 04/15/09                                      76,366
                                                                   ---------------
                                                                           197,095
                                                                   ---------------
                        REITS: 0.3%
      61,000            Simon Property Group LP,
                          4.875%, due 03/18/10                              60,230
     118,000      S     Simon Property Group LP,
                          6.375%, due 11/15/07                             126,405
                                                                   ---------------
                                                                           186,635
                                                                   ---------------
                        SAVINGS AND LOANS: 0.3%
      68,000            Great Western Financial, 8.206%,
                          due 02/01/27                                      74,501
$    100,000      S     Washington Mutual Inc, 4.375%,
                          due 01/15/08                             $       101,232
                                                                   ---------------
                                                                           175,733
                                                                   ---------------
                        SOVEREIGN: 1.1%
      31,059     @@     Brazilian Government Intl. Bond,
                          2.188%, due 04/15/12                              25,570
      38,000    @@,S    Brazilian Government Intl. Bond,
                          10.000%, due 08/07/11                             35,625
      41,000     @@     Brazilian Government Intl. Bond,
                          11.000%, due 08/17/40                             36,900
      28,000     @@     Bulgaria Government Intl. Bond,
                          8.250%, due 01/15/15                              31,474
      57,000    @@,S    Colombia Government Intl. Bond,
                          10.000%, due 01/23/12                             57,998
      24,000     @@     Colombia Government Intl. Bond,
                          11.750%, due 02/25/20                             25,440
      59,000     @@     Dominican Republic Intl. Bond,
                          9.040%, due 01/23/13                              39,235
      28,000     @@     Ecuador Government Intl. Bond,
                          7.000%, due 08/15/30                              19,985
       6,000     @@     Panama Government Intl. Bond,
                          9.375%, due 07/23/12                               6,570
      18,000     @@     Panama Government Intl. Bond,
                          9.375%, due 01/16/23                              18,270
      63,000     @@     Peru Government Intl. Bond,
                          4.500%, due 03/07/17                              50,531
      16,000     @@     Philippine Government Intl. Bond,
                          9.875%, due 01/15/19                              15,720
     131,000     @@     Russia Government Intl. Bond,
                          5.000%, due 03/31/30                             119,700
      12,000     @@     Turkey Government Intl. Bond,
                          9.500%, due 01/15/14                              12,000
      86,000    @@,S    Turkey Government Intl. Bond,
                          12.375%, due 06/15/09                             96,965
      14,000    #,@@    Ukraine Government Intl. Bond,
                          7.650%, due 06/11/13                              13,510
      50,847   #,@@,S   Uruguay Government Intl. Bond,
                          10.500%, due 10/20/06                             56,261
      92,000    #,@@    Venezuela Government Intl. Bond,
                          10.750%, due 09/19/13                             89,930
                                                                   ---------------
                                                                           751,684
                                                                   ---------------
                        TELECOMMUNICATIONS: 0.9%
      68,000            AT&T Corp., 6.000%, due 03/15/09                    68,062
      68,000            AT&T Corp., 8.050%, due 11/15/11                    73,436
      40,000    #,@@    Brasil Telecom SA, 9.375%,
                          due 02/18/14                                      37,400
      74,000    @@,S    Cia de Telecomunicaciones de
                          Chile SA, 7.625%, due 07/15/06                    80,122
     109,000     @@     Sprint Capital Corp., 6.000%,
                          due 08/17/06                                     111,468
      70,000            Sprint Capital Corp., 6.875%,
                          due 11/15/28                                      67,999
      35,000            Sprint Capital Corp., 8.750%,
                          due 03/15/32                                      41,362
     170,000            Verizon Virginia, Inc., 4.625%,
                          due 03/15/13                                     158,499
     500,000   X,**,@@  WinStar Communications, Inc.,
                          .000%, due 04/15/10                                   50
                                                                   ---------------
                                                                           638,398
                                                                   ---------------
                        Total Corporate Bonds
                         (Cost $9,406,804)                               8,878,022
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.5%

                        AUTOMOBILE ASSET BACKED SECURITIES: 0.2%
$     95,000            Capital One Auto Finance Trust,
                          3.180%, due 09/15/10                     $        93,914
      40,000            USAA Auto Owner Trust,
                          2.040%, due 02/16/10                              39,290
                                                                   ---------------
                                                                           133,204
                                                                   ---------------
                        COMMERCIAL MORTGAGE
                          BACKED SECURITIES: 2.0%
      81,000            Bear Stearns Commercial
                          Mortgage Securities, 4.170%,
                          due 01/12/41                                      80,303
     303,000            CS First Boston Mortgage
                          Securities Corp., 3.861%,
                          due 03/15/36                                     298,576
      40,000            CS First Boston Mortgage
                          Securities Corp., 7.810%,
                          due 04/14/62                                      45,890
     215,000            DLJ Commercial Mortgage Corp.,
                          6.240%, due 11/12/31                             231,362
     570,000            DLJ Commercial Mortgage Corp.,
                          7.300%, due 06/10/32                             640,550
      97,000            GE Capital Commercial Mortgage
                          Corp., 5.994%, due 12/10/35                      103,298
                                                                   ---------------
                                                                         1,399,979
                                                                   ---------------
                        CREDIT CARD ASSET BACKED SECURITIES: 0.4%
      55,000            Bank One Issuance Trust, 4.540%,
                          due 09/15/10                                      55,618
      55,000            Capital One Master Trust, 4.900%,
                          due 03/15/10                                      57,255
      95,000            Citibank Credit Card Issuance Trust,
                          5.650%, due 06/16/08                             100,129
      75,000            MBNA Credit Card Master Note
                          Trust, 4.950%, due 06/15/09                       78,423
                                                                   ---------------
                                                                           291,425
                                                                   ---------------
                        HOME EQUITY ASSET
                          BACKED SECURITIES: 2.9%
     117,272            Asset Backed Funding Certificates,
                          1.380%, due 11/25/33                             117,316
     210,504     XX     Bayview Financial Acquisition
                          Trust, 1.600%, due 12/28/34                      210,504
     436,903            Centex Home Equity, 1.380%,
                          due 01/25/34                                     437,498
     359,970            Emergent Home Equity Loan
                          Trust, 7.080%, due 12/15/28                      373,027
     156,533     XX     Merrill Lynch Mortgage
                          Investors, Inc., 1.460%,
                          due 07/25/34                                     157,091
      52,878            Residential Asset Mortgage
                          Products, Inc., 1.410%,
                          due 06/25/33                                      52,882
     493,000            Residential Asset Securities Corp.,
                          1.380%, due 02/25/34                             493,304
     202,799     XX     Residential Asset Securities Corp.,
                          1.400%, due 12/25/33                             203,378
                                                                   ---------------
                                                                         2,045,000
                                                                   ---------------
                        OTHER ASSET BACKED SECURITIES: 0.2%
$     59,930     XX     Amortizing Residential
                          Collateral Trust, 1.350%,
                          due 05/25/32                             $        59,925
      57,000            Chase Funding Mortgage
                          Loan Asset-Backed Certificates,
                          1.400%, due 07/25/33                              57,118
      11,000            Chase Funding Mortgage Loan
                          Asset-Backed Certificates,
                          2.734%, due 09/25/24                              10,830
       7,000            Chase Funding Mortgage Loan
                          Asset-Backed Certificates,
                          4.045%, due 05/25/33                               6,847
                                                                   ---------------
                                                                           134,720
                                                                   ---------------
                        WHOLE LOAN COLLATERALLIZED
                          MORTGAGE: 4.3%
      67,474     XX     Bank of America Mortgage
                          Securities, 5.500%, due 11/25/33                  68,546
     361,657            Bank of America Alternative
                          Loan Trust, 1.550%,
                          due 12/25/33                                     362,567
     190,190            Bank of America Mortgage
                          Securities, 1.550%, due 12/25/33                 190,460
     122,074            Citicorp Mortgage Securities Inc,
                          1.600%, due 10/25/33                             122,256
      80,496            Countrywide Alternative Loan
                          Trust, 1.500%, due 07/25/18                       80,655
     114,000            CS First Boston Mortgage
                          Securities Corp, 4.187%,
                          due 10/25/33                                     112,596
     161,757            GMAC Mortgage Corp Loan Trust,
                          5.250%, due 04/25/34                             162,676
     230,000            GMAC Mortgage Corp Loan Trust,
                          5.500%, due 01/25/34                             230,906
     100,358     XX     MASTR Asset Securitization Trust,
                          1.550%, due 11/25/33                             100,374
      52,501            MASTR Asset Securitization Trust,
                          8.000%, due 06/25/33                              54,480
     320,630            MLCC Mortgage Investors, Inc.,
                          1.420%, due 01/25/29                             321,070
     154,916            Residential Accredit Loans, Inc.,
                          1.550%, due 03/25/18                             155,370
     651,480            Thornburg Mortgage Securities
                          Trust, 1.450%, due 12/25/33                      651,365
     211,354            Wells Fargo Mortgage Backed
                          Securities Trust, 1.600%,
                          due 02/25/34                                     211,164
     130,000            Wells Fargo Mortgage Backed
                          Securities Trust, 4.500%,
                          due 08/25/18                                     119,520
                                                                   ---------------
                                                                         2,944,005
                                                                   ---------------
                        WHOLE LOAN COLLATERALLIZED PLANNED
                          AMORTIZATION CLASS: 1.5%
     205,128            GSR Mortgage Loan Trust,
                          1.500%, due 10/25/32                             205,213

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
                        WHOLE LOAN COLLATERALLIZED PLANNED
                          AMORTIZATION CLASS: (CONTINUED)
$    202,927            MASTR Alternative Loans Trust,
                          1.500%, due 11/25/33                     $       203,342
     166,585            MASTR Alternative Loans Trust,
                          8.500%, due 05/25/33                             171,566
     182,000            Residential Funding Securities
                          Corp., 4.750%, due 02/25/33                      184,122
      53,209            Residential Funding Securities
                          Corp., 8.500%, due 05/25/33                       56,688
     247,623            Washington Mutual, 1.500%,
                          due 03/25/34                                     247,742
                                                                   ---------------
                                                                         1,068,673
                                                                   ---------------
                        Total Collateralized Mortgage
                          Obligations (Cost $8,291,637)                  8,017,006
                                                                   ---------------
U.S. TREASURY OBLIGATIONS: 5.6%

                        U.S. TREASURY BONDS: 0.7%
     472,000      S     5.375%, due 02/15/31                               473,899
                                                                   ---------------
                                                                           473,899
                                                                   ---------------
                        U.S. TREASURY NOTE: 4.6%
     409,000      S     2.250%, due 04/30/06                               407,227
     338,000      S     3.125%, due 05/15/07                               338,528
     308,000      S     3.875%, due 05/15/09                               309,119
     416,000      S     4.000%, due 02/15/14                               395,590
     475,000      S     4.750%, due 05/15/14                               478,712
     472,000      S     5.500%, due 08/15/28                               475,651
     303,000      S     10.375%, due 11/15/12                              372,501
     313,000      S     13.250%, due 05/15/14                              445,426
                                                                   ---------------
                                                                         3,222,754
                                                                   ---------------
                        U.S. TREASURY STRIP PRINCIPAL: 0.3%
     325,000      S     0.000%, due 05/15/16                               173,689
                                                                   ---------------
                                                                           173,689
                                                                   ---------------
                        Total U.S. Treasury Obligations
                         (Cost $3,924,048)                               3,870,342
                                                                   ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.5%

                        FEDERAL HOME LOAN MORTGAGE
                          CORPORATION: 5.9%
     545,998            1.750%, due 04/15/32                               551,746
     630,000            2.700%, due 03/16/07                               620,594
     320,000            2.750%, due 02/09/07                               316,412
     361,000            4.500%, due 10/15/12                               362,574
     103,659            4.500%, due 04/01/14                               101,753
      54,000            5.500%, due 06/17/18                                55,080
     350,000            5.500%, due 06/15/34                               346,719
     112,054            6.000%, due 04/01/14                               116,844
     208,000            6.000%, due 01/15/28                               217,413
     191,268            6.000%, due 01/15/29                               193,488
     138,000            6.000%, due 01/15/29                               139,536
     214,661            6.000%, due 01/15/29                               215,405
     245,123            6.500%, due 12/01/31                               254,208
     562,000            6.500%, due 06/15/34                               582,021
                                                                   ---------------
                                                                         4,073,793
                                                                   ---------------
                        FEDERAL NATIONAL MORTGAGE
                          ASSOCIATION: 11.1%
   1,159,000            0.000%, due 06/15/19                             1,147,203
     325,000            2.875%, due 05/19/08                               312,402
     141,000            4.750%, due 12/25/42                               142,039
$  2,580,000            5.000%, due 06/15/34                       $     2,479,219
     150,000            5.250%, due 08/01/12                               149,007
       5,070            5.500%, due 06/15/19                                 5,171
     408,000            5.500%, due 06/15/34                               403,920
     245,555            6.000%, due 08/01/16                               255,285
      83,000            6.000%, due 10/01/18                                86,252
     334,192            6.000%, due 07/25/29                               336,724
     141,415            6.000%, due 04/25/31                               142,180
     536,000            6.000%, due 07/15/33                               542,198
     401,444            6.500%, due 10/01/32                               416,078
     376,000            6.500%, due 07/15/33                               388,103
     135,000            6.625%, due 11/15/10                               149,615
     488,000            7.000%, due 06/15/34                               513,010
      49,002            7.500%, due 09/01/30                                52,399
      82,367            7.500%, due 06/25/32                                88,672
     105,861            7.500%, due 01/25/48                               113,075
                                                                   ---------------
                                                                         7,722,552
                                                                   ---------------
                        GOVERNMENT NATIONAL MORTGAGE
                          ASSOCIATION: 0.3%
     211,022              6.500%, due 06/15/29                             219,691
                                                                   ---------------
                                                                           219,691
                                                                   ---------------
                        WHOLE LOAN COLLATERALLIZED
                          MORTGAGE: 0.2%
     158,238            GSR Mortgage Loan Trust,
                          6.500%, due 01/25/34                             163,925
                                                                   ---------------
                                                                           163,925
                                                                   ---------------
                        Total U.S. Government Agency
                          Obligations (Cost $11,942,436)                12,179,961
                                                                   ---------------

OTHER BONDS: 0.2%
                        SOVEREIGN: 0.2%
    17,000       @@     El Salvador Government Intl. Bond,
                          7.750%, due 01/24/23                              17,792
   117,000       @@     Mexico Government Intl. Bond,
                          1.840%, due 01/13/09                             119,223
                                                                   ---------------
                        Total Other Bonds
                          (Cost $135,050)                                  137,015
                                                                   ---------------

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
PREFERRED STOCK: 0.2%

                        BANKS: 0.2%
          16      #     DG Funding Trust                                   171,200
                                                                   ---------------
                        Total Preferred Stock
                          (Cost $173,969)                                  171,200
                                                                   ---------------

NUMBER OF
WARRANTS                                                                VALUE
----------------------------------------------------------------------------------
WARRANTS: 0.0%

                        BUILDING MATERIALS: 0.0%
         400   @,#,I    Dayton Superior Corp.,
                          Expires 06/15/2009                                     4
         500    @,I     Iridium World Communications,
                          Inc., Expires 07/15/2005                              --
                                                                   ---------------
                        Total Warrants
                          (Cost $57,953)                                         4
                                                                   ---------------
                        Total Investments in Securities
                          at Value (Cost $68,131,281)                   70,760,222
                                                                   ---------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING EQUITY AND BOND FUND                          as of May 31, 2004 (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 7.4%
$  5,136,000            Morgan Stanley Repurchase
                          Agreement dated 05/28/04,
                          1.010%, due 06/01/04,
                          $5,136,576 to be received
                          upon repurchase
                          (Collateralized by
                          $2,440,000 Federal Home
                          Loan Bank Principal
                          STRIP, 0.000%, Market
                          Value $5,245,023, due
                          03/15/05)                                $     5,136,000
                                                                   ---------------
                        Total Repurchase Agreement
                          (Cost $5,136,000)                              5,136,000
                                                                   ---------------
                        TOTAL INVESTMENTS IN
                          SECURITIES (COST
                          $73,267,281)*              109.2%        $    75,896,222
                        OTHER ASSETS AND
                          LIABILITIES-NET             (9.2)             (6,415,236)
                                                     -----         ---------------
                        NET ASSETS                   100.0%        $    69,480,986
                                                     =====         ===============

@       Non-income producing security
@@      Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
I       Illiquid security
S       Segregated assets for futures collateral
**      Defaulted security
STRIP   Separate Trading of Registered Interest and Principal of Securities
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
* Cost for federal income tax purposes is $73,317,835. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation        $  4,413,833
              Gross Unrealized Depreciation          (1,835,446)
                                                   ------------
              Net Unrealized Appreciation          $  2,578,387
                                                   ============

Information concerning open futures at May 31, 2004 is shown below:

                    NO. OF       NOTIONAL      EXPIRATION   UNREALIZED
                  CONTRACTS    MARKET VALUE       DATE         LOSS
                  ---------    ------------    ----------   ----------
LONG CONTRACTS
U.S. Treasury
  Bond                    8    $    852,500     06/30/04    $  (12,611)
SHORT CONTRACTS
U.S. 2 Year
  Treasury Note           3        (636,375)    06/30/04        (1,908)
U.S. 5 Year
  Treasury Note          14      (1,533,875)    06/21/04       (14,259)
                               ------------                 ----------
                               $ (1,317,750)                $  (28,778)
                               ============                 ==========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND                                          as of May 31, 2004

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: 92.5%

                        APARTMENTS: 18.3%
     307,600            Archstone-Smith Trust                      $     8,935,780
      97,700            Avalonbay Communities, Inc.                      5,319,765
     192,500            Camden Property Trust                            8,991,675
      74,800            Gables Residential Trust                         2,524,500
      94,600            Home Properties of NY, Inc.                      3,744,268
     196,700            United Dominion Realty Trust,
                          Inc.                                           3,922,198
                                                                   ---------------
                                                                        33,438,186
                                                                   ---------------
                        DIVERSIFIED: 3.7%
     170,800            Liberty Property Trust                           6,813,212
                                                                   ---------------
                                                                         6,813,212
                                                                   ---------------
                        HOTELS: 4.2%
     426,100      @     Host Marriott Corp.                              5,223,986
     103,600            LaSalle Hotel Properties                         2,501,940
                                                                   ---------------
                                                                         7,725,926
                                                                   ---------------
                        HEALTH CARE: 2.9%
     111,900            Health Care REIT, Inc.                           3,631,155
     181,800            Omega Healthcare Investors, Inc.                 1,741,644
                                                                   ---------------
                                                                         5,372,799
                                                                   ---------------
                        OFFICE PROPERTY: 30.1%
     218,600            Arden Realty, Inc.                               6,481,490
     188,100            Boston Properties, Inc.                          9,284,616
      97,000            Brandywine Realty Trust                          2,609,300
     126,200            Corporate Office Properties
                          Trust Sbi MD                                   2,927,840
     189,500            Mack-Cali Realty Corp.                           7,572,420
     266,200            Maguire Properties, Inc.                         6,548,520
     218,900            Prentiss Properties Trust                        7,223,700
     119,900            SL Green Realty Corp.                            5,455,450
     417,400      L     Trizec Properties, Inc.                          6,891,274
                                                                   ---------------
                                                                        54,994,610
                                                                   ---------------
                        OUTLET CENTERS: 1.9%
      62,400            Chelsea Property Group, Inc.                     3,430,752
                                                                   ---------------
                                                                         3,430,752
                                                                   ---------------
                        REGIONAL MALLS: 17.5%
      63,400            CBL & Associates Properties, Inc.                3,380,488
     217,100            General Growth Properties, Inc.                  6,378,398
     129,700            Macerich Co.                                     5,868,925
     161,000            Mills Corp.                                      7,075,950
     180,100            Simon Property Group, Inc.                       9,287,757
                                                                   ---------------
                                                                        31,991,518
                                                                   ---------------
                        SHOPPING CENTERS: 7.4%
     137,900            Acadia Realty Trust                              1,765,120
     155,400            Developers Diversified Realty
                          Corp.                                          5,344,206
     162,200      L     Regency Centers Corp.                            6,536,660
                                                                   ---------------
                                                                        13,645,986
                                                                   ---------------
                        WAREHOUSE: 6.5%
     186,679            Catellus Development Corp.                       4,560,568
     230,500            Prologis                                         7,389,830
                                                                   ---------------
                                                                        11,950,398
                                                                   ---------------
                        Total Real Estate Investment
                          Trusts (Cost $141,485,281)                   169,363,387
                                                                   ---------------

COMMON STOCK: 6.2%

                        HOTELS: 6.2%
  133,100               Hilton Hotels Corp.                        $     2,309,285
  214,700               Starwood Hotels & Resorts
                          Worldwide, Inc.                                9,056,046
                                                                   ---------------
                        Total Common Stock
                          (Cost $9,965,857)                             11,365,331
                                                                   ---------------

PRINCIPAL
AMOUNT                                                                  VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.0%

                        SECURITIES LENDING COLLATERAL(cc): 5.0%
$9,099,259                The Bank of New York Institutional
                            Cash Reserve Fund, 1.100%                    9,099,259
                                                                   ---------------
                          Total Short-Term Investments
                            (Cost $9,099,259)                            9,099,259
                                                                   ---------------
                        TOTAL INVESTMENTS IN
                          SECURITIES (COST
                          $160,550,397)*             103.7%        $   189,827,977
                        OTHER ASSETS AND
                          LIABILITIES-NET             (3.7)             (6,657,156)
                                                     -----         ---------------
                        NET ASSETS                   100.0%        $   183,170,821
                                                     =====         ===============

@       Non-income producing security
L       Loaned security, a portion or all of this security is on loan at May 31,
        2004
REIT    Real Estate Investment Trust
(cc)    Security is purchased with the cash collateral for securities loaned.
* Cost for federal income tax purposes is $159,818,894. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                           $ 30,930,374
              Gross Unrealized Depreciation                               (921,291)
                                                                      ------------
              Net Unrealized Appreciation                             $ 30,009,083
                                                                      ============

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING RETAIL FUNDS (FORMERLY PLIGRIM RETAIL FUNDS) AND VARIABLE PRODUCTS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                                           SHARES VOTED
                                                                            AGAINST OR      SHARES        BROKER      TOTAL SHARES
                                            PROPOSAL    SHARES VOTED FOR     WITHHELD      ABSTAINED     NON-VOTE         VOTED
                                            --------    ----------------   -------------   ---------     --------     ------------
    ING Convertible Fund                        1           9,590,412        248,443        319,867         --          10,158,722
    ING Equity and Bond Fund                    1           5,798,657         68,271        162,928         --           6,029,856
    ING MagnaCap Fund                           1          16,389,876        429,328        529,351         --          17,348,555
    ING MidCap Opportunities Fund               1          14,170,301        353,237        550,343         --          15,073,881
    ING SmallCap Opportunities Fund             1          13,401,843        307,307        316,357         --          14,025,507
    ING Convertible Fund                        2           9,523,301        275,844        359,577         --          10,158,722
    ING Equity and Bond Fund                    2           5,714,223        134,301        181,332         --           6,029,856
    ING MagnaCap Fund                           2          16,179,702        543,555        625,298         --          17,348,555
    ING MidCap Opportunities Fund               2          13,919,022        568,982        585,877         --          15,073,881
    ING SmallCap Opportunities Fund             2          13,091,030        494,380        440,097         --          14,025,507

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2004 were as follows:

FUND NAME                  TYPE     PER SHARE AMOUNT
---------                  ----     ----------------
ING MagnaCap Fund
    Class A                 NII        $   0.0858
    Class I                 NII        $   0.1428
    Class M                 NII        $   0.0062
    Class Q                 NII        $   0.0508

ING SmallCap Value Fund
    Class A                STCG        $   0.1407
    Class B                STCG        $   0.1407
    Class C                STCG        $   0.1407
    Class I                STCG        $   0.1407
    Class Q                STCG        $   0.1407
    Class A                LTCG        $   0.6029
    Class B                LTCG        $   0.6029
    Class C                LTCG        $   0.6029
    Class I                LTCG        $   0.6029
    Class Q                LTCG        $   0.6029

ING Convertible Fund
    Class A                 NII        $   0.4217
    Class B                 NII        $   0.3096
    Class C                 NII        $   0.3234
    Class Q                 NII        $   0.4551

ING Equity and Bond Fund
    Class A                 NII        $   0.2628
    Class B                 NII        $   0.1848
    Class C                 NII        $   0.2011
    Class Q                 NII        $   0.2751

ING Real Estate Fund
    Class A                 NII        $   0.6500
    Class B                 NII        $   0.5819
    Class C                 NII        $   0.5815
    Class I                 NII        $   0.6729
    Class A                STCG        $   0.0448
    Class B                STCG        $   0.0448
    Class C                STCG        $   0.0448
    Class I                STCG        $   0.0448
    Class A                LTCG        $   0.4660
    Class B                LTCG        $   0.4660
    Class C                LTCG        $   0.4660
    Class I                LTCG        $   0.4660

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal year ended May 31, 2004, the following percentage qualifies for the dividends received deduction available to corporate shareholders;

MagnaCap :                 100.00%
SmallCap Value :            13.10%
Convertible :               53.02%
Equity and Bond :           63.25%
Real Estate :                6.66%(1)

For the fiscal year ended May 31, 2004, the following are percentages of ordinary dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for indivduals;

MagnaCap :                 100.00%
SmallCap Value :            13.10%
Convertible :               36.26%
Equity and Bond :           47.41%
Real Estate :                7.22%(1)

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

----------
(1) For the tax year ended December 31, 2003.

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                              TERM OF                                  NUMBER OF
                                             OFFICE AND           PRINCIPAL          PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)         PAST FIVE YEARS        BY TRUSTEE              TRUSTEE
          -------                -----       ---------         ---------------        ----------              -------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)            Trustee      October 1999 -  Mr. Doherty is President       118                    --
7337 E. Doubletree Ranch Rd.               Present         and Partner, Doherty,
Scottsdale, AZ 85258                                       Wallace, Pillsbury and
Born: 1934                                                 Murphy, P.C., Attorneys
                                                           (1996 - Present).

J. Michael Earley(3)          Trustee      February 2002   President and Chief            118                    --
7337 E. Doubletree Ranch Rd.               - Present       Executive Officer,
Scottsdale, AZ 85258                                       Bankers Trust Company,
Born: 1945                                                 N.A. (1992 - Present).

R. Barbara Gitenstein(2)      Trustee      February 2002   President, College of          118                    --
7337 E. Doubletree Ranch Rd.               - Present       New Jersey (1999 -
Scottsdale, AZ 85258                                       Present).
Born: 1948

Walter H. May(2)              Trustee      October 1999 -  Retired. Formerly,             118       BestPrep Charity (1991 -
7337 E. Doubletree Ranch Rd.               Present         Managing Director and                    Present).
Scottsdale, AZ 85258                                       Director of Marketing,
Born: 1936                                                 Piper Jaffray, Inc.

Jock Patton(2)                Trustee      August 1995 -   Private Investor (June         118       Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.               Present for     1997 - Present).                         (January 1999 - Present);
Scottsdale, AZ 85258                       ING Investment  Formerly Director and                    JDA Software Group, Inc.
Born: 1945                                 Funds, Inc.     Chief Executive Officer,                 (January 1999 - Present);
                                                           Rainbow Multimedia                       Swift Transportation Co.
                                           October 1999 -  Group, Inc. (January                     (March 2004 - Present).
                                           Present for     1999 - December 2001).
                                           ING Mayflower
                                           Trust and ING
                                           Equity Trust

                                              TERM OF                                  NUMBER OF
                                             OFFICE AND           PRINCIPAL          PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)         PAST FIVE YEARS        BY TRUSTEE              TRUSTEE
          -------                -----       ---------         ---------------        ----------              -------
David W.C. Putnam(3)          Trustee      October 1999 -  President and Director,        118       Anchor International Bond
7337 E. Doubletree Ranch Rd.               Present         F.L. Putnam Securities                   (December 2000 - Present);
Scottsdale, AZ 85258                                       Company, Inc. and its                    Progressive Capital
Born: 1939                                                 affiliates; President,                   Accumulation Trust (August
                                                           Secretary and Trustee,                   1998 - Present); Principled
                                                           The Principled Equity                    Equity Market Fund
                                                           Market Fund.                             (November 1996 - Present),
                                                                                                    Mercy Endowment Foundation
                                                                                                    (1995 - Present); Director,
                                                                                                    F.L. Putnam Investment
                                                                                                    Management Company
                                                                                                    (December 2001 - Present);
                                                                                                    Asian American Bank and
                                                                                                    Trust Company (June 1992 -
                                                                                                    Present); and Notre Dame
                                                                                                    Health Care Center (1991 -
                                                                                                    Present) F.L. Putnam
                                                                                                    Securities Company, Inc.
                                                                                                    (June 1978 - Present); and
                                                                                                    an Honorary Trustee, Mercy
                                                                                                    Hospital (1973 - Present).

Blaine E. Rieke(3)            Trustee      February 2001   General Partner,               118       Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.               - Present       Huntington Partners                      (January 1998 - Present);
Scottsdale, AZ 85258                                       (January 1997 -                          Director, Members Trust Co.
Born: 1933                                                 Present). Chairman of                    (November 2003 - Present).
                                                           the Board and Trustee of
                                                           each of the funds
                                                           managed by ING
                                                           Investment Management
                                                           Co. LLC (November 1998 -
                                                           February 2001).

Roger B. Vincent(3)           Trustee      February 2002   President, Springwell          118       Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.               - Present for   Corporation (1989 -                      Inc. (1998 - Present).
Scottsdale, AZ 85258                       ING Investment  Present). Formerly,
Born: 1945                                 Funds, Inc.     Director Tatham
                                           and ING Equity  Offshore, Inc. (1996
                                           Trust           -2000).

                                           October 1999 -
                                           Present for
                                           ING Mayflower
                                           Trust

Richard A. Wedemeyer(2)       Trustee      February 2001   Retired. Mr. Wedemeyer         118       Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.               - Present       was formerly Vice                        (1997 - Present); Jim
Scottsdale, AZ 85258                                       President - Finance and                  Hensen Legacy (1994 -
Born: 1936                                                 Administration, Channel                  Present).
                                                           Corporation (June 1996 -
                                                           April 2002).

                                              TERM OF                                  NUMBER OF
                                             OFFICE AND           PRINCIPAL          PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)         PAST FIVE YEARS        BY TRUSTEE              TRUSTEE
          -------                -----       ---------         ---------------        ----------              -------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(4)        Trustee      February 2001   Chief Executive Officer,       171       Director, Equitable Life
7337 E. Doubletree Ranch Rd.               - Present       ING U.S. Financial                       Insurance Co., Golden
Scottsdale, AZ 85258                                       Services (September 2001                 American Life Insurance
Born: 1956                                                 - Present); General                      Co., Life Insurance Company
                                                           Manager and Chief                        of Georgia, Midwestern
                                                           Executive Officer, ING                   United Life Insurance Co.,
                                                           U.S. Worksite Financial                  ReliaStar Life Insurance
                                                           Services (December 2000                  Co., Security Life of
                                                           - Present); Member ING                   Denver, Security
                                                           Americas Executive                       Connecticut Life Insurance
                                                           Committee (2001 -                        Co., Southland Life
                                                           Present); President,                     Insurance Co., USG Annuity
                                                           Chief Executive Officer                  and Life Company, and
                                                           and Director of Northern                 United Life and Annuity
                                                           Life Insurance Company                   Insurance Co. Inc (March
                                                           (March 2001 - October                    2001 - Present); Member of
                                                           2002), ING Aeltus                        the Board, Bushnell
                                                           Holding Company, Inc.                    Performing Arts Center; St.
                                                           (2000 - Present), ING                    Francis Hospital; National
                                                           Retail Holding Company                   Conference of Community
                                                           (1998 - Present), ING                    Justice; and Metro Atlanta
                                                           Life Insurance and                       Chamber of Commerce.
                                                           Annuity Company
                                                           (September 1997 -
                                                           November 2002) and ING
                                                           Retirement Holdings,
                                                           Inc. (1997 - Present).
                                                           Formerly, General
                                                           Manager and Chief
                                                           Executive Officer, ING
                                                           Worksite Division
                                                           (December 2000 - October
                                                           2001), President
                                                           ING-SCI, Inc. (August
                                                           1997 - December 2000);
                                                           President, Aetna
                                                           Financial Services
                                                           (August 1997 - December
                                                           2000).

                                              TERM OF                                  NUMBER OF
                                             OFFICE AND           PRINCIPAL          PORTFOLIOS IN             OTHER
                              POSITION(S)    LENGTH OF           OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS           HELD WITH       TIME               DURING THE           OVERSEEN               HELD BY
          AND AGE                TRUST       SERVED(1)         PAST FIVE YEARS        BY TRUSTEE              TRUSTEE
          -------                -----       ---------         ---------------        ----------              -------
John G. Turner(5)             Trustee      October 1999 -  Chairman, Hillcrest            118       Director, Hormel Foods
7337 E. Doubletree Ranch Rd.               Present         Capital Partners (May                    Corporation (March 2000 -
Scottsdale, AZ 85258                                       2002 - Present); Mr.                     Present); Shopko Stores,
Born: 1939                                                 Turner was formerly Vice                 Inc. (August 1999 -
                                                           Chairman of ING Americas                 Present); and M.A.
                                                           (2000 - 2002); Chairman                  Mortenson Company (March
                                                           and Chief Executive                      2002 - Present); Conseco,
                                                           Officer of ReliaStar                     Inc. (September 2003 -
                                                           Financial Corp. and                      Present).
                                                           ReliaStar Life Insurance
                                                           Company (1993 - 2000);
                                                           Chairman of ReliaStar
                                                           United Services Life
                                                           Insurance Company (1995
                                                           - 1998); Chairman of
                                                           ReliaStar Life Insurance
                                                           Company of New York
                                                           (1995 - 2001); Chairman
                                                           of Northern Life
                                                           Insurance Company (1992
                                                           - 2001); Chairman and
                                                           Trustee of the Northstar
                                                           affiliated investment
                                                           companies (1993 - 2001)
                                                           and Director, Northstar
                                                           Investment Management
                                                           Corporation and its
                                                           affiliates (1993 -
                                                           1999).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.
(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                                                                                                  PRINCIPAL
                                                            TERM OF OFFICE                      OCCUPATION(S)
       NAME, ADDRESS                POSITION(S)             AND LENGTH OF                        DURING THE
          AND AGE              HELD WITH THE TRUST          TIME SERVED(1)                     PAST FIVE YEARS
          -------              -------------------          --------------                     ---------------
OFFICERS:

James M. Hennessy             President and Chief     February 2001 to            President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.  Executive Officer       Present                     ING Investments, LLC (December 2001 -
Scottsdale, AZ 85258                                                              Present). Formerly, Senior Executive Vice
Born: 1949                    Chief Operating         July 2000 to Present        President and Chief Operating Officer,
                              Officer                                             ING Investments, LLC (April 1995 -
                                                                                  December 2000); and Executive Vice
                                                                                  President, ING Investments, LLC (May 1998 -
                                                                                  June 2000).

Stanley D. Vyner              Executive Vice          July 1996 - Present         Executive Vice President, ING
7337 E. Doubletree Ranch Rd.  President               for ING Investment          Investments, LLC and certain of its
Scottsdale, Arizona 85258                             Funds, Inc.                 affiliates (July 2000 - Present) and
Born: 1950                                                                        Chief Investment Risk Officer (June 2003 -
                                                      February 2002 -             Present); Formerly, Chief Investment
                                                      Present for ING Equity      Officer for the International Portfolios,
                                                      Trust                       ING Investments, LLC (July 1996 - June
                                                                                  2003); and President and Chief Executive
                                                                                  Officer, ING Investments, LLC (August
                                                                                  1996 - August 2000).

Michael J. Roland             Executive Vice          February 2002 -             Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.  President and           Present                     Officer and Treasurer, ING Investments,
Scottsdale, AZ 85258          Assistant Secretary                                 LLC (December 2001 - Present). Formerly,
Born: 1958                                                                        Senior Vice President, ING Investments,
                              Principal Financial     August 1998 - Present       LLC (June 1998 - December 2001).
                              Officer                 for ING Investment
                                                      Funds, Inc.

                                                      November 1999 -
                                                      Present for ING Equity
                                                      Trust

Robert S. Naka                Senior Vice President   November 1999 -             Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                          Present                     Secretary, ING Investments, LLC (October
Scottsdale, AZ 85258          Assistant Secretary                                 2001 - Present). Formerly, Senior Vice
Born: 1963                                            July 1996 - Present         President and Assistant Secretary, ING
                                                      for ING Investment          Funds Services, LLC (February 1997 -
                                                      Funds, Inc.                 August 1999).

                                                      November 1999 -
                                                      Present for ING Equity
                                                      Trust

Kimberly A. Anderson          Senior Vice President   November 2003 -             Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                          Present                     Secretary, ING Investments, LLC (October
Scottsdale, AZ 85258                                                              2003 - Present). Formerly, Vice President
Born: 1964                                                                        and Assistant Secretary, ING Investments,
                                                                                  LLC (October 2001 - October 2003);
                                                                                  Secretary, ING Investments, LLC (October
                                                                                  2001 - August 2003); Assistant Vice
                                                                                  President, ING Funds Services, LLC
                                                                                  (November 1999 - January 2001); and has
                                                                                  held various other positions with ING
                                                                                  Funds Services, LLC for more than the
                                                                                  last five years.

                                                                                                  PRINCIPAL
                                                            TERM OF OFFICE                      OCCUPATION(S)
       NAME, ADDRESS                POSITION(S)             AND LENGTH OF                        DURING THE
          AND AGE              HELD WITH THE TRUST          TIME SERVED(1)                     PAST FIVE YEARS
          -------              -------------------          --------------                     ---------------
Robyn L. Ichilov              Vice President          November 1997 -             Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.                          Present for ING             (October 2001 - Present) and ING
Scottsdale, AZ 85258                                  Investment Funds, Inc.      Investments, LLC (August 1997 - Present).
Born: 1967
                                                      November 1999 -
                                                      Present for ING Equity
                                                      Trust

                              Treasurer               May 1998 - Present
                                                      for ING Investment
                                                      Funds, Inc.

                                                      November 1999 -
                                                      Present for ING Equity
                                                      Trust

J. David Greenwald            Vice President          August 2003 -               Vice President of Mutual Fund Compliance
7337 E. Doubletree Ranch Rd.                          June 2004                   of ING Funds Services, LLC (May 2003 -
Scottsdale, Arizona 85258                                                         June 2004). Formerly Assistant Treasurer
Born: 1957                                                                        and Director of Mutual Fund Compliance
                                                                                  and Operations of American Skandia, A
                                                                                  Prudential Financial Company (October
                                                                                  1996 - May 2003).

Lauren D. Bensinger           Vice President          February 2003 -             Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                          Present                     Officer, ING Funds Distributor, LLC (July
Scottsdale, Arizona 85258                                                         1995 - Present); Vice President (February
Born: 1954                                                                        1996 - Present) and Chief Compliance
                                                                                  Officer (October 2001 - Present), ING
                                                                                  Investments, LLC.

Todd Modic                    Vice President          August 2003 - Present       Vice President of Financial Reporting -
7337 E. Doubletree Ranch Rd.                                                      Fund Accounting of ING Fund Services, LLC
Scottsdale, AZ 85258                                                              (September 2002 - Present). Formerly,
Born: 1967                                                                        Director of Financial Reporting, ING
                                                                                  Investments, LLC (March 2001 - September
                                                                                  2002); Director of Financial Reporting,
                                                                                  Axient Communications, Inc. (May 2000 -
                                                                                  January 2001); and Director of Finance,
                                                                                  Rural/Metro Corporation (March 1995 - May
                                                                                  2000).

                                                                                                  PRINCIPAL
                                                            TERM OF OFFICE                      OCCUPATION(S)
       NAME, ADDRESS                POSITION(S)             AND LENGTH OF                        DURING THE
          AND AGE              HELD WITH THE TRUST          TIME SERVED(1)                     PAST FIVE YEARS
          -------              -------------------          --------------                     ---------------
Huey P. Falgout, Jr.          Secretary               August 2003 - Present       Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                      Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                         Formerly, Counsel, ING U.S. Financial
Born: 1963                                                                        Services (November 2002 - September
                                                                                  2003); and Associate General Counsel of
                                                                                  AIG American General (January 1999 -
                                                                                  November 2002).

Susan P. Kinens               Assistant Vice          February 2003 -             Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.  President and           Present                     Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258          Assistant Secretary                                 (December 2002 - Present); and has held
Born: 1976                                                                        various other positions with ING Funds
                                                                                  Services, LLC for more than the last five
                                                                                  years.

Maria M. Anderson             Assistant Vice          August 2001 - Present       Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.  President                                           Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                              Formerly, Manager of Fund Accounting and
Born: 1958                                                                        Fund Compliance, ING Investments, LLC
                                                                                  (September 1999 to November 2001); and
                                                                                  Section Manager of Fund Accounting, Stein
                                                                                  Roe Mutual Funds (July 1998 - August
                                                                                  1999).

Theresa Kelety                Assistant Secretary     August 2003 - Present       Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                      (April 2003 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                                         Associate with Shearman & Sterling
Born: 1963                                                                        (February 2000 - April 2003); and
                                                                                  Associate with Sutherland Asbill &
                                                                                  Brennan (1996 - February 2000).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
   ING Growth Fund
   ING LargeCap Growth Fund
   ING MidCap Opportunities Fund
   ING Disciplined LargeCap Fund
   ING SmallCap Opportunities Fund
   ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS
   ING Index Plus LargeCap Fund
   ING Index Plus MidCap Fund
   ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
   ING Financial Services Fund
   ING LargeCap Value Fund
   ING MagnaCap Fund
   ING MidCap Value Fund
   ING SmallCap Value Fund
   ING Tax Efficient Equity Fund
   ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
   ING Balanced Fund
   ING Convertible Fund
   ING Equity and Bond Fund
   ING Equity Income Fund
   ING Real Estate Fund

FIXED INCOME FUNDS
   ING Bond Fund
   ING Classic Money Market Fund*
   ING Government Fund
   ING GNMA Income Fund
   ING High Yield Opportunity Fund
   ING High Yield Bond Fund
   ING Lexington Money Market Fund*
   ING Intermediate Bond Fund
   ING National Tax Exempt Bond Fund
   ING Money Market Fund*
   ING Aeltus Money Market Fund*

STRATEGIC ALLOCATION FUNDS
   ING Strategic Allocation Growth Fund
   ING Strategic Allocation Balanced Fund
   ING Strategic Allocation Income Fund

INTERNATIONAL EQUITY FUNDS
   ING Emerging Countries Fund
   ING Foreign Fund
   ING International Fund
   ING International Growth Fund
   ING International SmallCap Growth Fund
   ING International Value Fund
   ING Precious Metals Fund
   ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
   ING Global Equity Dividend Fund
   ING Global Real Estate Fund
   ING Worldwide Growth Fund
   ING Global Science and Technology Fund

LOAN PARTICIPATION FUND
   ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110

FOR MORE COMPLETE INFORMATION, OR TO OBTAIN A PROSPECTUS ON ANY ING FUND, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR ING FUNDS DISTRIBUTOR, LLC AT (800) 992-0180 OR LOG ON TO www.ingfunds.com. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS INFORMATION AND OTHER INFORMATION ABOUT THE FUND. THE FUNDS' PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE FUNDS' WEBSITE AT www.ingfunds.com AND ON THE SEC'S WEBSITE AT www.sec.gov.


[ING FUNDS LOGO]                                     PRAR-DEIQ     (0504-073004)

                                                           ANNUAL REPORT

[PHOTO OF ABACUS]

       ANNUAL REPORT
       May 31, 2004
       CLASSES A, B, C AND Q
                                             PRINCIPAL PROTECTION FUNDS

                                             ING Principal Protection Fund
                                             ING Principal Protection Fund II
                                             ING Principal Protection Fund III
                                             ING Principal Protection Fund IV
                                             ING Principal Protection Fund V
                                             ING Principal Protection Fund VI
                                             ING Principal Protection Fund VII
                                             ING Principal Protection Fund VIII
                                             ING Principal Protection Fund IX
                                             ING Principal Protection Fund X




                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..........................................    1
Market Perspective..........................................    3
Portfolio Managers' Report..................................    6
Investment Strategy and Principal Risks.....................   17
Report of Independent Registered Public Accounting Firm.....   20
Statements of Assets and Liabilities........................   21
Statements of Operations....................................   25
Statements of Changes in Net Assets.........................   27
Financial Highlights........................................   30
Notes to Financial Statements...............................   40
Portfolios of Investments...................................   52
Tax Information.............................................   98
Trustee and Officer Information.............................   99

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

(Photo of James M. Hennessy)

  JAMES M. HENNESSY

Dear Shareholder,

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

(-s- James M. Hennessy)
James M. Hennessy
President
ING Funds
June 9, 2004

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                   MARKET PERSPECTIVE:   YEAR ENDED MAY 31, 2004
--------------------------------------------------------------------------------

OVERVIEW

In our semi-annual report we discussed strong markets in risky asset classes as investors grew increasingly confident of economic recovery in a comparatively peaceful world.

GLOBAL EQUITIES secured the first positive returns in three years in 2003 with a strong last month; however, by the end of May 2004 markets had added little more. For the whole six months, global stocks returned 7.7% based on the Morgan Stanley Capital International ("MSCI") World Index(1). Of this, only about 0.85% was due to currency movements.

Among CURRENCIES, the dollar occupied the financial spotlight for much of the period. Impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro reached its all time record value against the dollar of just under $1.30 in mid February, but then slipped back as interest rate differentials started moving in the greenback's favor. For the six months ended May 31, 2004, the euro appreciated just 2.0% against the dollar. The Japanese yen ("Y") actually fell by 1.0% against the dollar, and it was a bumpier path. The difference was the Bank of Japan, which aggressively spent billions in an attempt not just to arrest the yen's ascent, but also to drive it lower. The yen soared to a four-year high of less than Y104 at one point before retreating for the same reasons as the euro, causing the Bank abruptly to stop its intervention. It had bought around $144 billion in the first quarter, not far short of the astonishing $180 billion total for 2003.

FIXED INCOME MARKET

Among U.S. FIXED INCOME classes, the six months were somewhat kinder to investment grade bonds than earlier months had been, as the apparent absence of any inflationary pressures led to the belief that until they appeared, the Federal Reserve would not raise interest rates. But by the end of May, inflationary signals appeared to be commonplace and all fixed income classes were suffering. For the six months ended May 31, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned 0.60%, less than the average coupon. Within this, the Lehman Brothers Corporate Index(3) returned 0.43% for the period and the Lehman Brothers Treasury Bond Index(4) returned 0.28%. As in the first six months, High Yield Bonds were more profitable, but to nothing like the same degree: the Lehman Brothers U.S. Corporate High Yield Bond Index(5) rose 2.19%.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market returned 6.8% in the six months ended May 31, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a Price to Earnings ("P/E") level of just over 17 times 2004 earnings. Valuation levels after the tremendous rally since March 2003 were a continual cause for concern. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand appeared to come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy even with very tame inflation. Corporate profits had improved and balance sheets have been repaired, without question, but this in large measure had been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below 400,000. This restrained employment costs because the number of employees had been kept down and along with it their wage bargaining power. Many commentators argued that all of these bullish forces were unsustainable. The new year was rung in with manufacturing and service industry activity as well as factory orders rising to multi-year high levels in February, mostly held onto in March. Fourth quarter 2003 GDP growth was finalized at a strong 4.1%, confirming much improved corporate profits and investment. Productivity for all of 2003 was robust at 4.4%. And therein lay the concern that would not go away: the recovery had still carried a distinctly jobless look about it. In all, only 134,000 new jobs had been reported in the first quarter 2004, less than the monthly amount needed to cover the natural increase in the workforce alone. March ended with consumer confidence slipping and all eyes on the next employment report two days later. It arrived with a bang as 308,000 jobs were reported as having been created in March, with the numbers for earlier months revised up. Initially stock prices rose. At last the final piece in the recovery puzzle, jobs growth, was being put in place. But as the month wore on, a new source of unease emerged as

MARKET PERSPECTIVE:   YEAR ENDED MAY 31, 2004
--------------------------------------------------------------------------------

signs of inflation were seen within successive economic reports. The first quarter 2004 GDP report indicated not only a healthy 4.2% annual rate of growth, but also an underlying core inflation rate of 2.0%. At this level, the real Federal Funds rate was minus 1.0%, surely not sustainable for long. The mounting evidence of inflation had already started to weigh on markets and although the S&P 500 entered the last week of April in positive territory for the month, losses on the last three trading days wiped out those and almost all of 2004's gains at the same time. The days of tiny short interest rates that had done so much to fuel the rally were numbered. Another very strong employment report on the first Friday in May 2004 set the tone for the month. As in April, one positive economic report after another continued to show that inflation was on the rise, albeit to levels that were still not problematic. However with the Federal Funds rate at just 1.0%, real interest rates were becoming ever more negative, while the economy was growing at well over 4.0%. This was an increasingly unstable situation. Sharply rising oil prices reached a multi-year high in May and added to inflationary concerns. It was no surprise when Federal Open Market Committee (FOMC) Chairman Greenspan said, "accommodation can be removed at a pace that is likely to be measured". However, many also believed that policy was now "behind the curve", i.e. not moving as fast as economic trends required. Commentators reflected how rising interest rates were not necessarily bad for stocks; it was waiting for the process to start that depressed markets. By the end of May, futures markets were suggesting there was barely a month left to wait.

INTERNATIONAL MARKETS

In international markets, JAPAN rose 12.5% in dollars during the six months ended May 31, 2004, according to the MSCI Japan Index(7). In the final weeks of 2003, commentators had described a recovering economy led by trade and not much else. Prices were still falling; the national core price index has been in broad decline since April 1998. But as 2004 progressed it seemed that, at last, there were signs that Japanese business and the economy were coming out of decade long stagnation. GDP growth for the fourth quarter 2003 was reported at a remarkable 1.6% over the previous quarter, the best in 13 years. This was followed by 1.4% for the first quarter 2004. Importantly, this was mostly due to domestic business investment and consumer spending rather than foreign demand. But while the contribution of household spending was healthy, it was well recognized that exports were likely the source and their beneficial effect was spilling over into the rest of the economy. So when, in May, the Chinese government announced that it would take steps to cool its over heating economy, Japanese stocks fell about 5.0%, since about 32.0% of Japan's exports go to China.

EUROPEAN EX UK markets gained 9.1% in dollars during the six months ended May 31, 2004, according to the MSCI Europe ex UK Index(8). A shallow European business recovery dependent on exports, vulnerable to a strong euro with little domestic demand in sight was the theme throughout. The Eurozone's GDP only grew by 0.4% in 2003 over 2002, with just 1.6% expected for 2004. Indeed, there was increasing concern that the modest expansion had stalled. Consumer confidence, already fragile because of high unemployment, 8.8% since March 2003, was shaken further by a serious terrorist attack in Spain. Policy initiatives are unlikely as most governments already run excessive deficits, while labor and social security reforms meet bitter political resistance. The saving grace of equities in this region might be their cheapness compared to U.S. stocks, with projected earnings growth at least as good. This depends however on the sustainability of the recovery.

The UK market rose 11.0% in dollars, based on the MSCI UK Index(9), but more than half of this may have been due to the strength of the pound as rising interest rates attracted yield hungry inflows. By the end of 2003, as in other regions, UK business and economic prospects had improved. However it was more than just export led, as services, manufacturing and construction were all accelerating, while the unemployment rate fell successively to 4.8%, the lowest in decades. GDP growth in the last quarter of 2003 was confirmed at 0.9% over the previous quarter. If the first quarter GDP growth estimate of 2.6% annualized was slightly disappointing, it should be noted that the UK's European neighbors would be elated at such a figure. In November 2003, the Bank of England became the first of the world's major central banks to raise interest rates. It would do so twice more, to 4.25%, before the end of May 2004. These increases were likely done in order to address persistent concerns about two major imbalances in the

                                   MARKET PERSPECTIVE:   YEAR ENDED MAY 31, 2004
--------------------------------------------------------------------------------

economy: a housing price bubble and over indebted households sitting on top of it. Both of these imbalances leave the UK economy vulnerable to sharp contraction if allowed to go much further, but at the same time they leave the Bank of England with a delicate policy balancing act to execute.

------------------
(1) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The STANDARD & POOR'S (S&P) 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUNDS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO WWW.INGFUNDS.COM TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING PRINCIPAL PROTECTION FUNDS                        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM:

ASSET ALLOCATION: Mary Ann Fernandez, Senior Vice President, Aeltus Investment Management, Inc., ("ING Aeltus")* serves as strategist for the Funds and is responsible for overseeing overall Fund strategy and the allocation of Fund Assets between the Equity and Fixed components.

EQUITY COMPONENT: Hugh T.M. Whelan, Portfolio Manager, ING Aeltus and Douglas K. Cote, Portfolio Manager, ING Aeltus, co-manage the Equity Component.

FIXED COMPONENT: The Fixed Component is managed by a team of fixed-income specialists led by James B. Kauffmann, Portfolio Manager, ING Aeltus.

NOTE: The Funds are closed to new deposits.

INVESTMENT OBJECTIVE: During the Guarantee Period, the Funds seek to participate in favorable equity market conditions while preserving at least the principal amount of the Fund as of the inception of the Guarantee Period. After the five year Guarantee Period, the Index Plus LargeCap Period begins. During this Period, the Fund will seek to outperform the total return performance of the Standard & Poor's ("S&P") 500 Index while maintaining a risk profile consistent with the Index. AT THE END OF THE GUARANTEE PERIOD, THE GUARANTEE WILL NO LONGER APPLY.

PERFORMANCE: Listed Below are the Class A share total returns of each Principal Protection Fund ("PPF"), excluding sales charges, the S&P 500 Index and the Lehman Brothers Aggregate Bond ("LBAB") Index for the year ended May 31, 2004:

PPF                                                     (1.01)%
PPF II                                                  (1.74)%
PPF III                                                 (1.63)%
PPF IV                                                   0.36%
PPF V                                                   (0.89)%
PPF VI                                                  (1.01)%
S&P 500 Index(1)                                        18.32%
LBAB Index(2)                                           (0.44)%

For the periods ended May 31, 2004 for those PPFs with less than one year of performance since the inception of the Guarantee Period:

PPF VII from 06/30/03                                    0.52%
S&P 500 Index(1) from 7/01/03                           16.84%
LBAB Index(2) from 07/01/03                             (0.24)%
PPF VIII from 12/23/03                                  (0.45)%
S&P 500 Index(1) from 01/01/04                           1.47%
LBAB Index(2) from 01/04/04                             (0.41)%
PPF IX from 04/22/04                                    (0.80)%
S&P 500 Index(1) from 05/01/04                           1.38%
LBAB Index(2) from 05/01/04                             (0.40)%
PPF X(3)                                                   --

------------------
(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) Since PPF X had not entered the Guarantee Period as of May 31, 2004, performance information is not presented. The Guarantee Period for PPF X begins August 17, 2004.

* On July 1, 2004, Aeltus Investment Management, Inc. changed its name to ING Investment Management Co. ("INGIM").

An investor cannot invest directly in an index.

PORTFOLIO SPECIFICS: Fund performance is driven by a combination of returns on the equity portfolio, the bond portfolio, and the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Stocks are more volatile than bonds, an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to the maturity date, and the ratio of current assets to the underlying guarantee amount are also important. Each Fund's equity and fixed income allocation is dependent on these factors and the path they take over the Guarantee Period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from

PORTFOLIO MANAGERS' REPORT                        ING PRINCIPAL PROTECTION FUNDS
--------------------------------------------------------------------------------

losses. All other factors being equal, the Funds generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The use of fixed income reduces the Funds' ability to participate as fully in upward moving equity markets. In all Funds, allocation to equities increased modestly over the period. The magnitude of the increases was dependent on the factors mentioned above.

Each Fund's fixed income component underperformed the Lehman Brothers Aggregate Bond Index. Over the period, longer duration U.S. Treasury, Agency and Credit sectors underperformed similar shorter duration sectors. The strong performing sectors for the year were Asset-backed and Mortgage-backed securities. The Funds' fixed income component is comprised primarily of longer U.S. Treasury and U.S. Agency securities.

For PPF - PPF VII, the Funds' equity component underperformed the S&P 500 Index mainly due to adverse security selection in information technology and consumer discretionary stocks. That performance was offset somewhat by good performance for our health care and utility holdings. The greatest contributors to performance included Intel Corp., Cisco Systems, Inc., and Exxon Mobil Corp. The most disappointing performers included Viacom, Inc. and Amgen, Inc. Asset allocation effects also detracted modestly from performance.

For PPF VIII, the Fund's equity component modestly outperformed the S&P 500 Index. Security selection in health care and financial stocks benefited performance, while information technology and telecommunication service stocks detracted from performance. Stocks having the greatest contribution to performance included Exxon Mobil Corp., eBay, Inc., and Motorola, Inc. The most disappointing performers included Intel Corp., Cisco Systems, Inc., and Microsoft Corp. Asset allocation had a neutral impact on performance.

Presented below is the asset allocation for each Fund as of May 31, 2004 as presented in the accompanying Portfolio of Investments as a percentage of net assets.

                                      FIXED INCOME    EQUITY
                                       COMPONENT     COMPONENT
                                       ---------     ---------
PPF                                       88.9%         11.6%
PPF II                                    93.0%          7.4%
PPF III                                   87.7%         12.7%
PPF IV                                    67.2%         33.1%
PPF V                                     69.0%         31.3%
PPF VI                                    72.0%         28.3%
PPF VII                                   74.4%         26.0%
PPF VIII                                  69.9%         30.3%
PPF IX                                    66.4%         33.7%
PPF X                                     78.6%           --

MARKET OUTLOOK: Economic momentum continues to be positive. We expect consumer spending to remain within trend based on falling unemployment, which may offset the declining impact of tax cuts. However, rising gas prices and projected slowdowns in the housing market could have a dampening effect on consumer sentiment. Industrial demand appears to be strengthening and inventory levels are at historically low levels, ensuring continued production in the near term. Corporate profits and the quality of earnings continue to improve. Core inflation measures are rising, but we do not believe that inflation will become a serious problem in the medium term considering the high level of productivity and excess capacity in the economy. We expect to see the Federal Reserve ("Fed") raise the Fed Funds rate, which is currently at 1% (a 46-year low), to a more normal but still accommodative level. The yield on the five-year Treasury Note rose to 3.81% by May 31, 2004 from 2.30% a year ago. In the near term, market performance could continue to be volatile due to the Fed's indications that interest rates may rise sooner than anticipated in addition to the uncertainty around geopolitical risks. For our Funds, allocation between equities and fixed income are dependent on our quantitative asset allocation model, not on a qualitative evaluation of the bond versus the equity markets.

ING PRINCIPAL PROTECTION FUND                         PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                  [line graph]

                                           ING PRINCIPAL          ING PRINCIPAL
                                          PROTECTION FUND        PROTECTION FUND        S&P 500 INDEX(C)       LEHMAN BROTHERS
                                         CLASS A WITH SALES      CLASS A WITHOUT        ----------------        AGGREGATE BOND
                                             CHARGE(A)           SALES CHARGE(B)                                   INDEX(D)
                                             ---------           ---------------                                   --------
10/12/01                                       $10,000               $10,000                $10,000                $10,000
5/31/02                                         9,305                  9,871                 10,350                 10,295
5/31/03                                         9,919                 10,523                  9,518                 11,487
5/31/04                                         9,819                 10,416                 11,262                 11,436

                                                    AVERAGE ANNUAL TOTAL RETURNS FOR
                                                     THE PERIODS ENDED MAY 31, 2004
                                                   ----------------------------------
                                                                    SINCE INCEPTION
                                                                  OF GUARANTEE PERIOD
                                                   1 YEAR          OCTOBER 12, 2001
                                                   ------          ----------------
Including Sales Charge:
  Class A(1)                                       (6.70)%               (0.70)%
  Class B(2)                                       (6.61)%               (0.71)%
  Class C(3)                                       (2.80)%                0.80%
  Class Q                                          (1.01)%                1.65%
Excluding Sales Charge:
  Class A                                          (1.01)%                1.56%
  Class B                                          (1.76)%                0.80%
  Class C                                          (1.83)%                0.80%
  Class Q                                          (1.01)%                1.65%
S&P 500 Index(4)                                   18.32%                 4.56%(6)
Lehman Brothers Aggregate Bond Index(5)            (0.44)%                5.16%(6)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Principal Protection Fund against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.
The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for the index is shown from October 1, 2001.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. The use of certain derivative instruments may have a leveraging effect, which may increase the volatility of the Fund. As with any investment in stocks and bonds, the Fund is subject to market risks.

PORTFOLIO MANAGERS' REPORT                      ING PRINCIPAL PROTECTION FUND II
--------------------------------------------------------------------------------

                                  [line graph]

                                                                  ING PRINCIPAL
                                           ING PRINCIPAL            PROTECTION          S&P 500 INDEX(C)
                                         PROTECTION FUND II          FUND II            ----------------       LEHMAN BROTHERS
                                         CLASS A WITH SALES      CLASS A WITHOUT                                AGGREGATE BOND
                                             CHARGE(A)           SALES CHARGE(B)                                   INDEX(D)
                                             ---------           ---------------                                   --------
2/1/02                                        $10,000                $10,000                $10,000                $10,000
5/31/02                                         9,265                  9,830                  9,489                 10,208
5/31/03                                         9,796                 10,393                  8,726                 11,389
5/31/04                                         9,625                 10,212                 10,324                 11,339

                                                    AVERAGE ANNUAL TOTAL RETURNS FOR
                                                     THE PERIODS ENDED MAY 31, 2004
                                                   ----------------------------------
                                                                    SINCE INCEPTION
                                                                  OF GUARANTEE PERIOD
                                                   1 YEAR          FEBRUARY 1, 2002
                                                   ------          ----------------
Including Sales Charge:
  Class A(1)                                       (7.39)%               (1.63)%
  Class B(2)                                       (7.28)%               (1.54)%
  Class C(3)                                       (3.48)%                0.13%
  Class Q                                          (1.56)%                1.05%
Excluding Sales Charge:
  Class A                                          (1.74)%                0.91%
  Class B                                          (2.47)%                0.15%
  Class C                                          (2.52)%                0.13%
  Class Q                                          (1.56)%                1.05%
S&P 500 Index(4)                                   18.32%                 1.38%
Lehman Brothers Aggregate Bond Index(5)            (0.44)%                5.53%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Principal Protection Fund II against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.
The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. The use of certain derivative instruments may have a leveraging effect, which may increase the volatility of the Fund. As with any investment in stocks and bonds, the Fund is subject to market risks.

ING PRINCIPAL PROTECTION FUND III                     PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                  [line graph]

                                           ING PRINCIPAL          ING PRINCIPAL
                                        PROTECTION FUND III    PROTECTION FUND III      S&P 500 INDEX(C)       LEHMAN BROTHERS
                                         CLASS A WITH SALES      CLASS A WITHOUT        ----------------        AGGREGATE BOND
                                             CHARGE(A)           SALES CHARGE(B)                                   INDEX(D)
                                             ---------           ---------------                                   --------
6/6/02                                        $10,000                $10,000                $10,000                $10,000
5/31/03                                         9,835                 10,435                  9,196                 11,158
5/31/04                                         9,675                 10,265                 10,881                 11,108

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              FOR THE PERIODS ENDED MAY 31, 2004
                                           -----------------------------------------
                                                                   SINCE INCEPTION
                                                                 OF GUARANTEE PERIOD
                                           1 YEAR                   JUNE 6, 2002
                                           ------                   ------------
Including Sales Charge:
  Class A(1)                               (7.29)%                      (1.65)%
  Class B(2)                               (7.20)%                      (1.97)%
  Class C(3)                               (3.34)%                       0.53%
  Class Q                                  (1.64)%                       1.37%
Excluding Sales Charge:
  Class A                                  (1.63)%                       1.32%
  Class B                                  (2.38)%                       0.53%
  Class C                                  (2.37)%                       0.53%
  Class Q                                  (1.64)%                       1.37%
S&P 500 Index(4)                           18.32%                        4.31%(6)
Lehman Brothers Aggregate Bond Index(5)    (0.44)%                       5.40%(6)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Principal Protection Fund III against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.
The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for the index is shown from June 1, 2002.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. The use of certain derivative instruments may have a leveraging effect, which may increase the volatility of the Fund. As with any investment in stocks and bonds, the Fund is subject to market risks.

PORTFOLIO MANAGERS' REPORT                      ING PRINCIPAL PROTECTION FUND IV
--------------------------------------------------------------------------------

                                  [line graph]

                                           ING PRINCIPAL          ING PRINCIPAL
                                         PROTECTION FUND IV     PROTECTION FUND IV      S&P 500 INDEX(C)       LEHMAN BROTHERS
                                         CLASS A WITH SALES      CLASS A WITHOUT        ----------------        AGGREGATE BOND
                                             CHARGE(A)           SALES CHARGE(B)                                   INDEX(D)
                                             ---------           ---------------                                   --------
10/8/02                                       $10,000                $10,000                $10,000                $10,000
5/31/03                                         9,944                 10,550                 11,970                 10,577
5/31/04                                         9,980                 10,588                 14,163                 10,531

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              FOR THE PERIODS ENDED MAY 31, 2004
                                           -----------------------------------------
                                                                   SINCE INCEPTION
                                                                 OF GUARANTEE PERIOD
                                           1 YEAR                  OCTOBER 8, 2002
                                           ------                  ---------------
Including Sales Charge:
  Class A(1)                               (5.41)%                      (0.13)%
  Class B(2)                               (5.23)%                      (0.25)%
  Class C(3)                               (1.36)%                       2.72%
  Class Q                                   0.58%                        3.69%
Excluding Sales Charge:
  Class A                                   0.36%                        3.53%
  Class B                                  (0.29)%                       2.76%
  Class C                                  (0.37)%                       2.72%
  Class Q                                   0.58%                        3.69%
S&P 500 Index(4)                           18.32%                       23.22%(6)
Lehman Brothers Aggregate Bond Index(5)    (0.44)%                       3.15%(6)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Principal Protection Fund IV against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.
The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for the index is shown from October 1, 2002.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. The use of certain derivative instruments may have a leveraging effect, which may increase the volatility of the Fund. As with any investment in stocks and bonds, the Fund is subject to market risks.

ING PRINCIPAL PROTECTION FUND V                       PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                  [line graph]

                                           ING PRINCIPAL          ING PRINCIPAL
                                         PROTECTION FUND V      PROTECTION FUND V       S&P 500 INDEX(C)       LEHMAN BROTHERS
                                         CLASS A WITH SALES      CLASS A WITHOUT        ----------------        AGGREGATE BOND
                                             CHARGE(A)           SALES CHARGE(B)                                   INDEX(D)
                                             ---------           ---------------                                   --------
1/23/03                                       $10,000                $10,000                $10,000                $10,000
5/31/03                                         9,811                 10,410                 11,335                 10,405
5/31/04                                         9,724                 10,317                 13,411                 10,359

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              FOR THE PERIODS ENDED MAY 31, 2004
                                           -----------------------------------------
                                                                   SINCE INCEPTION
                                                                 OF GUARANTEE PERIOD
                                           1 YEAR                 JANUARY 23, 2003
                                           ------                 ----------------
Including Sales Charge:
  Class A(1)                               (6.59)%                      (2.05)%
  Class B(2)                               (6.40)%                      (2.00)%
  Class C(3)                               (2.49)%                       1.71%
Excluding Sales Charge:
  Class A                                  (0.89)%                       2.33%
  Class B                                  (1.54)%                       1.70%
  Class C                                  (1.52)%                       1.71%
S&P 500 Index(4)                           18.32%                       24.62%(6)
Lehman Brothers Aggregate Bond Index(5)    (0.44)%                       2.68%(6)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Principal Protection Fund V against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.
The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for the index is shown from February 1, 2003.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. The use of certain derivative instruments may have a leveraging effect, which may increase the volatility of the Fund. As with any investment in stocks and bonds, the Fund is subject to market risks.

PORTFOLIO MANAGERS' REPORT                      ING PRINCIPAL PROTECTION FUND VI
--------------------------------------------------------------------------------

                                  [line graph]

                                           ING PRINCIPAL          ING PRINCIPAL
                                         PROTECTION FUND VI     PROTECTION FUND VI      S&P 500 INDEX(C)       LEHMAN BROTHERS
                                         CLASS A WITH SALES      CLASS A WITHOUT        ----------------        AGGREGATE BOND
                                             CHARGE(A)           SALES CHARGE(B)                                   INDEX(D)
                                             ---------           ---------------                                   --------
4/24/03                                       $10,000                $10,000                $10,000                $10,000
5/31/03                                         9,717                 10,310                 10,528                 10,186
5/31/04                                         9,619                 10,206                 12,457                 10,141

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                              FOR THE PERIODS ENDED MAY 31, 2004
                                           -----------------------------------------
                                                                   SINCE INCEPTION
                                                                 OF GUARANTEE PERIOD
                                           1 YEAR                  APRIL 24, 2003
                                           ------                  --------------
Including Sales Charge:
  Class A(1)                               (6.70)%                      (3.46)%
  Class B(2)                               (6.58)%                      (3.31)%
  Class C(3)                               (2.70)%                       1.11%
  Class Q                                  (0.98)%                       1.98%
Excluding Sales Charge:
  Class A                                  (1.01)%                       1.86%
  Class B                                  (1.70)%                       1.22%
  Class C                                  (1.72)%                       1.11%
  Class Q                                  (0.98)%                       1.98%
S&P 500 Index(4)                           18.32%                       22.48%(6)
Lehman Brothers Aggregate Bond Index(5)    (0.44)%                       1.30%(6)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Principal Protection Fund VI against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.
The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for the index is shown from May 1, 2003.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. The use of certain derivative instruments may have a leveraging effect, which may increase the volatility of the Fund. As with any investment in stocks and bonds, the Fund is subject to market risks.

ING PRINCIPAL PROTECTION FUND VII                     PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                  [line graph]

                                           ING PRINCIPAL          ING PRINCIPAL
                                        PROTECTION FUND VII    PROTECTION FUND VII      S&P 500 INDEX(C)       LEHMAN BROTHERS
                                         CLASS A WITH SALES      CLASS A WITHOUT        ----------------        AGGREGATE BOND
                                             CHARGE(A)           SALES CHARGE(B)                                   INDEX(D)
                                             ---------           ---------------                                   --------
6/30/03                                       $10,000                $10,000                $10,000                $10,000
5/31/04                                         9,474                 10,052                 11,684                  9,976

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  FOR THE PERIOD ENDED MAY 31, 2004
                                                  ---------------------------------
                                                           SINCE INCEPTION
                                                         OF GUARANTEE PERIOD
                                                            JUNE 30, 2003
                                                            -------------
Including Sales Charge:
  Class A(1)                                                    (5.26)%
  Class B(2)                                                    (5.18)%
  Class C(3)                                                    (1.23)%
Excluding Sales Charge:
  Class A                                                        0.52%
  Class B                                                       (0.21)%
  Class C                                                       (0.24)%
S&P 500 Index(4)                                                16.84%(6)
Lehman Brothers Aggregate Bond Index(5)                         (0.24)%(6)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Principal Protection Fund VII against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.
The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.
(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.
(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(6) Since inception performance for the index is shown from July 1, 2003.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. The use of certain derivative instruments may have a leveraging effect, which may increase the volatility of the Fund. As with any investment in stocks and bonds, the Fund is subject to market risks.

PORTFOLIO MANAGERS' REPORT                    ING PRINCIPAL PROTECTION FUND VIII
--------------------------------------------------------------------------------

                                  [line graph]

                                           ING PRINCIPAL          ING PRINCIPAL
                                        PROTECTION FUND VIII   PROTECTION FUND VIII     S&P 500 INDEX(C)       LEHMAN BROTHERS
                                         CLASS A WITH SALES      CLASS A WITHOUT        ----------------        AGGREGATE BOND
                                             CHARGE(A)           SALES CHARGE(B)                                   INDEX(D)
                                             ---------           ---------------                                   --------
12/23/03                                      $10,000                $10,000                $10,000                $10,000
5/31/04                                         9,382                  9,955                 10,147                  9,959

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  FOR THE PERIOD ENDED MAY 31, 2004
                                                  ---------------------------------
                                                           SINCE INCEPTION
                                                         OF GUARANTEE PERIOD
                                                          DECEMBER 23, 2003
                                                          -----------------
Including Sales Charge:
  Class A(1)                                                    (6.18)%
  Class B(2)                                                    (5.81)%
  Class C(3)                                                    (1.84)%
Excluding Sales Charge:
  Class A                                                       (0.45)%
  Class B                                                       (0.85)%
  Class C                                                       (0.85)%
S&P 500 Index(4)                                                 1.47%(6)
Lehman Brothers Aggregate Bond Index(5)                         (0.41)%(6)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Principal Protection Fund VIII against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.
The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for the index is shown from January 1, 2004.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. The use of certain derivative instruments may have a leveraging effect, which may increase the volatility of the Fund. As with any investment in stocks and bonds, the Fund is subject to market risks.

ING PRINCIPAL PROTECTION FUND IX                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

                                  [line graph]

                                           ING PRINCIPAL          ING PRINCIPAL
                                         PROTECTION FUND IX     PROTECTION FUND IX      S&P 500 INDEX(C)       LEHMAN BROTHERS
                                         CLASS A WITH SALES      CLASS A WITHOUT        ----------------        AGGREGATE BOND
                                             CHARGE(A)           SALES CHARGE(B)                                   INDEX(D)
                                             ---------           ---------------                                   --------
4/22/04                                       $10,000                $10,000                $10,000                $10,000
5/31/04                                         9,350                  9,920                 10,138                  9,960

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  FOR THE PERIOD ENDED MAY 31, 2004
                                                  ---------------------------------
                                                           SINCE INCEPTION
                                                         OF GUARANTEE PERIOD
                                                           APRIL 22, 2004
                                                           --------------
Including Sales Charge:
  Class A(1)                                                    (6.50)%
  Class B(2)                                                    (5.86)%
  Class C(3)                                                    (1.89)%
Excluding Sales Charge:
  Class A                                                       (0.80)%
  Class B                                                       (0.90)%
  Class C                                                       (0.90)%
S&P 500 Index(4)                                                 1.38%(6)
Lehman Brothers Aggregate Bond Index(5)                         (0.40)%(6)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Principal Protection Fund IX against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.
The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 922-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for the index is shown from May 1, 2004.

PRINCIPAL RISK FACTOR(S): During the Guarantee Period, there are substantial opportunity costs. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guaranteed Amount. In the event of a reallocation of 100% of the assets to the Fixed Component, the Fund would not reallocate any assets into the Equity Component prior to the Maturity Date. The use of certain derivative instruments may have a leveraging effect, which may increase the volatility of the Fund. As with any investment in stocks and bonds, the Fund is subject to market risks.

INVESTMENT STRATEGY AND PRINCIPAL RISKS           ING PRINCIPAL PROTECTION FUNDS
--------------------------------------------------------------------------------

WHAT IS THE INVESTMENT STRATEGY DURING THE GUARANTEE PERIOD?

The Funds undertake (the Payment Undertaking) that on the Guarantee Maturity Date specified in the Prospectus, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the inception of the Guarantee Period, less certain expenses not covered by the Expense Limitation Agreement (Guaranteed Amount), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. NOTE: An investor must act on the Guarantee Maturity Date in order to receive the Guaranteed Amount.

As you know, the Funds do not implement an "investment strategy" in any conventional sense. Rather, the Funds' asset allocation strategy seeks to optimize the exposure of the series to the Equity Component while protecting the Funds' assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Payment Undertaking. The Funds allocate their assets among the following asset classes during the Guarantee Period:

- During the Guarantee Period, the Funds' assets will be allocated between the:

     - Equity Component, consisting primarily of common stocks included in the S&P 500 Index and futures contracts on the S&P 500 Index; and the

     - Fixed Component, consisting primarily of short- to intermediate-duration U.S. Government securities.

The Funds' asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that payment by MBIA under the Guarantee will be required. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the Funds.

HOW DOES THE FUNDS' ASSET ALLOCATION WORK?

The Funds use a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Funds, the then prevailing level of interest rates, equity market volatility, the Funds' total annual expenses, and the Maturity Date. The model determined the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.

EQUITY COMPONENT: The Funds will employ an Enhanced Index Strategy. This strategy means that the Funds invest at least 80% of the Equity Component's net assets in stocks included in the S&P 500 Index although the weightings of the stocks will vary somewhat from their respective weightings in the Index. The Equity Component may also include up to 20% of its assets in S&P 500 Index futures contracts. The Funds may use futures for hedging purposes, but may only use futures on the S&P 500 Index and U.S. Treasury securities.

If the Equity Component's market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500 Index, the Portfolio Manager may invest the entire amount of the Equity Component's assets in S&P 500 Index futures, in exchange traded funds (ETFs), or in a combination of S&P 500 Index futures and ETFs, subject to any limitation on the Funds' investment in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Funds' Portfolio Manager will not employ an enhanced index strategy when it invests in S&P 500 Index futures and ETFs.

FIXED COMPONENT: The Funds look to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities of a short- to intermediate duration. Duration refers to the sensitivity of fixed income securities to interest rate changes. Generally, fixed income securities with shorter durations are less sensitive to changes in interest rates. These U.S. Government securities include STRIPS (Separate Trading of Registered Interest and Principal of

ING PRINCIPAL PROTECTION FUNDS           INVESTMENT STRATEGY AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by S&P and/or Aa3 or higher by Moody's Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.

WHAT ARE THE PRINCIPAL GUARANTEE PERIOD RISKS?

ALLOCATION RISK: If at the inception of, or at any time during, the Guarantee Period interest rates are low, the Funds' assets may be largely invested in the Fixed Component in order to decrease the likelihood that a payment would be required under the Payment Undertaking. The effect of low interest rates on the Funds would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Funds' assets may become largely invested in the Fixed Component. If the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Funds would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Funds' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

OPPORTUNITY COSTS: The Funds may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve the Funds' assets to a level equal to or above the present value of the Payment Undertaking. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Funds' assets. If the market value of the Equity Component rises, the percentage of the Funds' assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Funds will affect these allocations. For example, if the Funds incur early losses, the Funds may allocate 100% of the Funds' assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the Funds participate in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Funds, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Fund and other factors. The Funds might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

WORSE CASE SCENARIOS FOR THE FUNDS' EQUITY PARTICIPATION: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee period: (a) the Fund's NAVs decrease; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Funds' assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

INVESTING IN STOCKS: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Portfolio Manager's skill in determining which securities to overweight, underweight or avoid altogether.

INVESTING IN BONDS: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder

INVESTMENT STRATEGY AND PRINCIPAL RISKS           ING PRINCIPAL PROTECTION FUNDS
--------------------------------------------------------------------------------

receives no interest payment on the security during the year. Because the Funds must distribute substantially all of their net income (including non-cash income attributable to zero coupon securities) to their shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.

USE OF FUTURES: While the use of futures contracts by the Funds can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the Funds as a whole, it adds to the Funds' expense and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.

TRANSACTION COSTS AND TAXES: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the Funds during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Funds, may increase the Funds' transaction costs.

The asset allocation process and sale of fixed-income securities in connection with the transition period may also result in the realization of additional gains to the Funds and may therefore also increase the tax liability of shareholders. The Funds will distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Funds.

For further information on the Funds' Investment Strategy and Risks, please refer to your Prospectus and Statement of Additional Information.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Trustees and
Shareholders of
ING Equity Trust

We have audited the accompanying statements of assets and liabilities of ING Principal Protection Fund, ING Principal Protection Fund II, ING Principal Protection Fund III, ING Principal Protection Fund IV, ING Principal Protection Fund V, ING Principal Protection Fund VI, ING Principal Protection Fund VII, ING Principal Protection Fund VIII, ING Principal Protection Fund IX, and ING Principal Protection Fund X, each a series of ING Equity Trust, including the portfolios of investments, as of May 31, 2004, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Principal Protection Fund, ING Principal Protection Fund II, ING Principal Protection Fund III, ING Principal Protection Fund IV, ING Principal Protection Fund V, ING Principal Protection Fund VI, ING Principal Protection Fund VII, ING Principal Protection Fund VIII, ING Principal Protection Fund IX, and ING Principal Protection Fund X, as of May 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                   [KPMG LLP]

Boston, Massachusetts
July 16, 2004

            STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004
--------------------------------------------------------------------------------

                                                 ING            ING            ING            ING            ING
                                              PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL
                                              PROTECTION     PROTECTION     PROTECTION     PROTECTION     PROTECTION
                                                 FUND         FUND II        FUND III       FUND IV         FUND V
                                                 ----         -------        --------       -------         ------
ASSETS:
Investments in securities at value*          $309,731,387   $436,723,789   $333,333,055   $637,002,007   $507,959,664
Repurchase agreement                            1,693,000      2,026,000      1,897,000      3,224,000      2,650,000
Cash                                                  711            162            921            525            627
Receivables:
    Investment securities sold                         --             --             --             --     20,112,750
    Dividends and interest                         56,764         51,136         68,694        353,310        233,035
Prepaid expenses                                    5,647          8,064          5,362         16,501         12,347
                                             ------------   ------------   ------------   ------------   ------------
         Total assets                         311,487,509    438,809,151    335,305,032    640,596,343    530,968,423
                                             ------------   ------------   ------------   ------------   ------------
LIABILITIES:
Payable for investment securities purchased            --             --             --             --     19,023,708
Payable for fund shares redeemed                  632,068        461,368        607,802        606,993      1,529,578
Payable to affiliates                             594,827        687,220        522,622        998,001        796,006
Payable for trustee fees                           22,446         37,653         25,852         32,980          8,570
Other accrued expenses and liabilities            442,016        525,279        331,329        545,772        430,769
                                             ------------   ------------   ------------   ------------   ------------
         Total liabilities                      1,691,357      1,711,520      1,487,605      2,183,746     21,788,631
                                             ------------   ------------   ------------   ------------   ------------
NET ASSETS                                   $309,796,152   $437,097,631   $333,817,427   $638,412,597   $509,179,792
                                             ============   ============   ============   ============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                              $311,614,153   $451,103,861   $337,708,087   $605,906,747   $500,040,410
Undistributed net investment income             1,435,837      3,037,991      2,392,723        620,134      1,020,827
Accumulated net realized gain (loss) on
  investments                                 (17,586,768)   (34,946,750)   (23,502,886)    (1,923,813)    10,728,748
Net unrealized appreciation or depreciation
  on investments                               14,332,930     17,902,529     17,219,503     33,809,529     (2,610,193)
                                             ------------   ------------   ------------   ------------   ------------
NET ASSETS                                   $309,796,152   $437,097,631   $333,817,427   $638,412,597   $509,179,792
                                             ============   ============   ============   ============   ============
------------------
* Cost of investments in securities          $295,398,457   $418,821,260   $316,113,552   $603,192,478   $510,569,857

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                 ING            ING            ING            ING            ING
                                              PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL
                                              PROTECTION     PROTECTION     PROTECTION     PROTECTION     PROTECTION
                                                 FUND         FUND II        FUND III       FUND IV         FUND V
                                                 ----         -------        --------       -------         ------
CLASS A:
Net assets                                   $ 28,056,931   $ 37,580,504   $ 29,112,617   $ 52,094,120   $ 42,889,211
Shares authorized                               unlimited      unlimited      unlimited      unlimited      unlimited
Par value                                    $       0.01   $       0.01   $       0.01   $       0.01   $       0.01
Shares outstanding                              2,819,941      3,845,449      2,941,816      5,012,769      4,240,612
Net asset value and redemption price per
  share                                      $       9.95   $       9.77   $       9.90   $      10.39   $      10.11
Maximum offering price per share
  (5.75%)(1)                                 $      10.56   $      10.37   $      10.50   $      11.02   $      10.73
CLASS B:
Net assets                                   $237,539,111   $328,220,572   $261,098,209   $487,342,283   $405,310,942
Shares authorized                               unlimited      unlimited      unlimited      unlimited      unlimited
Par value                                    $       0.01   $       0.01   $       0.01   $       0.01   $       0.01
Shares outstanding                             23,961,749     33,699,443     26,479,759     47,071,797     40,159,293
Net asset value and redemption price per
  share(2)                                   $       9.91   $       9.74   $       9.86   $      10.35   $      10.09
Maximum offering price per share             $       9.91   $       9.74   $       9.86   $      10.35   $      10.09
CLASS C:
Net assets                                   $ 43,529,388   $ 71,250,038   $ 43,018,342   $ 98,026,254   $ 60,979,639
Shares authorized                               unlimited      unlimited      unlimited      unlimited      unlimited
Par value                                    $       0.01   $       0.01   $       0.01   $       0.01   $       0.01
Shares outstanding                              4,386,321      7,304,803      4,354,174      9,457,791      6,040,578
Net asset value and redemption price per
  share(2)                                   $       9.92   $       9.75   $       9.88   $      10.36   $      10.10
Maximum offering price per share             $       9.92   $       9.75   $       9.88   $      10.36   $      10.10
CLASS Q:
Net assets                                   $    670,722   $     46,517   $    588,259   $    949,940            n/a
Shares authorized                               unlimited      unlimited      unlimited      unlimited            n/a
Par value                                    $       0.01   $       0.01   $       0.01   $       0.01            n/a
Shares outstanding                                 67,247          4,758         59,477         91,374            n/a
Net asset value and redemption price per
  share                                      $       9.97   $       9.78   $       9.89   $      10.40            n/a
Maximum offering price per share             $       9.97   $       9.78   $       9.89   $      10.40            n/a

------------------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2004
--------------------------------------------------------------------------------

                                                  ING            ING            ING            ING            ING
                                               PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL
                                               PROTECTION     PROTECTION     PROTECTION     PROTECTION    PROTECTION
                                                FUND VI        FUND VII      FUND VIII       FUND IX        FUND X
                                                -------        --------      ---------       -------        ------
ASSETS:
Investments in securities at value*           $481,539,603   $248,145,296   $160,416,536   $107,799,351   $        --
Short-term investments**                                --             --             --             --    14,104,006
Repurchase agreement                             1,016,000      1,179,000      1,038,000        739,000     1,107,000
Cash                                                   481            780            438            137           140
Receivables:
    Fund shares sold                                    --             --             --         51,537     4,368,926
    Dividends and interest                         223,900        102,303         77,724         58,548           125
Prepaid expenses                                    18,526         30,247         92,931        173,455        10,000
Reimbursement due from manager                          --        134,615             --         61,424            --
                                              ------------   ------------   ------------   ------------   -----------
         Total assets                          482,798,510    249,592,241    161,625,629    108,883,452    19,590,197
                                              ------------   ------------   ------------   ------------   -----------
LIABILITIES:
Payable for fund shares redeemed                   303,923        625,414         95,338         69,325       219,994
Payable to affiliates                              748,171        387,626        248,366        145,799         8,507
Payable for trustee fees                             7,555         12,998          7,656          2,439            80
Other accrued expenses and liabilities             401,926        259,331        200,823        195,424        12,260
                                              ------------   ------------   ------------   ------------   -----------
         Total liabilities                       1,461,575      1,285,369        552,183        412,987       240,841
                                              ------------   ------------   ------------   ------------   -----------
NET ASSETS                                    $481,336,935   $248,306,872   $161,073,446   $108,470,465   $19,349,356
                                              ============   ============   ============   ============   ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                               $475,585,023   $249,747,730   $162,098,784   $109,274,968   $19,346,235
Undistributed net investment income                937,476        946,773        474,011        220,274         2,363
Accumulated net realized gain (loss) on
  investments                                    9,877,931      1,193,813        553,862        (27,980)           --
Net unrealized appreciation or depreciation
  on investments                                (5,063,495)    (3,581,444)    (2,053,211)      (996,797)          758
                                              ------------   ------------   ------------   ------------   -----------
NET ASSETS                                    $481,336,935   $248,306,872   $161,073,446   $108,470,465   $19,349,356
                                              ============   ============   ============   ============   ===========
------------------
* Cost of investments in securities           $486,603,098   $251,726,740   $162,469,747   $108,796,148   $        --
** Cost of short-term investments                       --             --             --             --    15,210,248

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                  ING            ING            ING            ING            ING
                                               PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL
                                               PROTECTION     PROTECTION     PROTECTION     PROTECTION    PROTECTION
                                                FUND VI        FUND VII      FUND VIII       FUND IX        FUND X
                                                -------        --------      ---------       -------        ------
CLASS A:
Net assets                                    $ 43,443,323   $ 21,804,619   $ 22,335,694   $ 20,081,298   $ 5,046,855
Shares authorized                                unlimited      unlimited      unlimited      unlimited     unlimited
Par value                                     $       0.01   $       0.01   $       0.01   $       0.01   $      0.01
Shares outstanding                               4,308,187      2,207,264      2,245,703      2,023,758       504,667
Net asset value and redemption price per
  share                                       $      10.08   $       9.88   $       9.95   $       9.92   $     10.00
Maximum offering price per share
  (5.75%)(1)                                  $      10.70   $      10.48   $      10.56   $      10.53   $     10.61
CLASS B:
Net assets                                    $372,322,971   $182,111,944   $105,448,320   $ 66,636,260   $12,477,491
Shares authorized                                unlimited      unlimited      unlimited      unlimited     unlimited
Par value                                     $       0.01   $       0.01   $       0.01   $       0.01   $      0.01
Shares outstanding                              37,018,228     18,343,356     10,637,382      6,721,231     1,248,057
Net asset value and redemption price per
  share(2)                                    $      10.06   $       9.93   $       9.91   $       9.91   $     10.00
Maximum offering price per share              $      10.06   $       9.93   $       9.91   $       9.91   $     10.00
CLASS C:
Net assets                                    $ 65,269,111   $ 44,390,309   $ 33,289,432   $ 21,752,907   $ 1,825,010
Shares authorized                                unlimited      unlimited      unlimited      unlimited     unlimited
Par value                                     $       0.01   $       0.01   $       0.01   $       0.01   $      0.01
Shares outstanding                               6,487,655      4,483,765      3,358,601      2,194,113       182,553
Net asset value and redemption price per
  share(2)                                    $      10.06   $       9.90   $       9.91   $       9.91   $     10.00
Maximum offering price per share              $      10.06   $       9.90   $       9.91   $       9.91   $     10.00
CLASS Q:
Net assets                                    $    301,530            n/a            n/a            n/a           n/a
Shares authorized                                unlimited            n/a            n/a            n/a           n/a
Par value                                     $       0.01            n/a            n/a            n/a           n/a
Shares outstanding                                  29,880            n/a            n/a            n/a           n/a
Net asset value and redemption price per
  share                                       $      10.09            n/a            n/a            n/a           n/a
Maximum offering price per share              $      10.09            n/a            n/a            n/a           n/a

------------------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2004
--------------------------------------------------------------------------------

                                                  ING               ING               ING               ING              ING
                                               PRINCIPAL         PRINCIPAL         PRINCIPAL         PRINCIPAL        PRINCIPAL
                                               PROTECTION        PROTECTION        PROTECTION       PROTECTION        PROTECTION
                                                  FUND            FUND II           FUND III          FUND IV           FUND V
                                                  ----            -------           --------          -------           ------
INVESTMENT INCOME:
Dividends                                     $    584,406      $    524,668      $    709,982      $ 3,436,971      $  2,202,557
Interest                                        14,022,562        21,274,487        15,202,333       17,216,790        15,089,426
                                              ------------      ------------      ------------      -----------      ------------
    Total investment income                     14,606,968        21,799,155        15,912,315       20,653,761        17,291,983
                                              ------------      ------------      ------------      -----------      ------------
EXPENSES:
Investment management fees                       3,094,407         4,397,209         3,219,141        6,039,752         4,790,237
Distribution and service fees:
    Class A                                         95,252           140,600           100,497          171,579           149,594
    Class B                                      2,843,493         3,884,820         3,009,995        5,456,413         4,528,079
    Class C                                        633,439         1,048,822           606,036        1,395,940           861,344
    Class Q                                          2,518               119             1,478            2,757                --
Transfer agent fees:
    Class A                                         52,820            70,405            51,095           83,752            71,041
    Class B                                        392,908           480,609           380,207          662,360           535,216
    Class C                                         87,936           129,856            76,461          169,003           101,624
    Class Q                                          1,009                31               409              674                --
Administrative service fees                        386,796           549,644           402,387          754,959           598,771
Shareholder reporting expense                       62,072            99,866            71,723           95,995            67,055
Registration fees                                   20,093            24,966            21,208           56,818            63,848
Professional fees                                   21,113            42,809            31,069           56,678            41,940
Custody and accounting expense                      48,105            70,980            56,749           81,654            68,037
Trustee fees                                        22,923            39,238            27,010           29,640            19,345
Offering costs                                          --                --                --           62,468           152,136
Guarantee fees                                   1,276,445         1,813,852         1,327,898        2,491,402         1,975,976
Miscellaneous expense                               23,835            29,042            25,198           30,744            27,064
                                              ------------      ------------      ------------      -----------      ------------
    Total expenses                               9,065,164        12,822,868         9,408,561       17,642,588        14,051,307
Less:
    Net recouped fees                             (273,003)         (185,667)          (75,052)              --                --
                                              ------------      ------------      ------------      -----------      ------------
    Net expenses                                 9,338,167        13,008,535         9,483,613       17,642,588        14,051,307
                                              ------------      ------------      ------------      -----------      ------------
Net investment income                            5,268,801         8,790,620         6,428,702        3,011,173         3,240,676
                                              ------------      ------------      ------------      -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments                12,838,793        18,834,971         8,922,253        2,049,301        16,807,982
Net change in unrealized appreciation or
  depreciation on investments                  (24,692,215)      (40,945,613)      (24,725,472)      (6,751,561)      (28,351,175)
                                              ------------      ------------      ------------      -----------      ------------
Net realized and unrealized loss on
  investments                                  (11,853,422)      (22,110,642)      (15,803,219)      (4,702,260)      (11,543,193)
                                              ------------      ------------      ------------      -----------      ------------
DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                  $ (6,584,621)     $(13,320,022)     $ (9,374,517)     $(1,691,087)     $ (8,302,517)
                                              ============      ============      ============      ===========      ============

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the periods ended May 31, 2004
--------------------------------------------------------------------------------

                                                     ING               ING              ING               ING             ING
                                                  PRINCIPAL         PRINCIPAL        PRINCIPAL         PRINCIPAL       PRINCIPAL
                                                  PROTECTION       PROTECTION        PROTECTION       PROTECTION       PROTECTION
                                                   FUND VI          FUND VII        FUND VIII(1)      FUND IX(2)       FUND X(3)
                                                   -------          --------        ------------      ----------       ---------
INVESTMENT INCOME:
Dividends                                        $  1,998,496      $ 1,027,824      $   361,032       $    74,636       $    --
Interest                                           13,870,983        5,786,887        1,977,944           395,824         6,765
                                                 ------------      -----------      -----------       -----------       -------
    Total investment income                        15,869,479        6,814,711        2,338,976           470,460         6,765
                                                 ------------      -----------      -----------       -----------       -------
EXPENSES:
Investment management fees                          4,431,267        2,101,459          511,447            99,985         1,828
Distribution and service fees:
    Class A                                           136,329           69,104           35,164            10,527           455
    Class B                                         4,109,539        1,937,503          602,018           134,851         4,716
    Class C                                           881,221          524,175          188,844            44,805           777
    Class Q                                               754               --               --                --            --
Transfer agent fees:
    Class A                                            66,023           36,187           20,184             6,821           295
    Class B                                           491,811          255,324           85,997            21,846           763
    Class C                                           105,026           68,633           26,940             7,259           125
    Class Q                                               187               --               --                --            --
Administrative service fees                           553,901          273,805           93,138            22,176           731
Shareholder reporting expense                          65,320           95,251           49,680            14,637           483
Registration fees                                      67,948           48,638            2,575             5,058            15
Professional fees                                      39,936           47,293           28,248            11,088           365
Custody and accounting expense                         58,339           45,080           18,697             5,167           170
Trustee fees                                           12,419           20,465            9,075             2,439            80
Guarantee fees                                      1,827,901          850,163          248,198            39,105            --
Organization expense and offering costs               131,880          169,720          101,116            67,055        10,000
Miscellaneous expense                                  20,276           14,623           10,436             1,426           144
                                                 ------------      -----------      -----------       -----------       -------
    Total expenses                                 13,000,077        6,557,423        2,031,757           494,245        20,947
Less:
    Net waived and reimbursed fees                         --        2,026,450          140,591           123,689        10,000
                                                 ------------      -----------      -----------       -----------       -------
    Net expenses                                   13,000,077        4,530,973        1,891,166           370,556        10,947
                                                 ------------      -----------      -----------       -----------       -------
Net investment income (loss)                        2,869,402        2,283,738          447,810            99,904        (4,182)
                                                 ------------      -----------      -----------       -----------       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on investments            11,213,182        1,190,476          552,844           (28,231)           --
Net change in unrealized appreciation or
  depreciation on investments                     (22,877,710)      (3,578,229)      (2,053,211)         (996,797)          758
                                                 ------------      -----------      -----------       -----------       -------
Net realized and unrealized gain (loss) on
  investments                                     (11,664,528)      (2,387,753)      (1,500,367)       (1,025,028)          758
                                                 ------------      -----------      -----------       -----------       -------
DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                     $ (8,795,126)     $  (104,015)     $(1,052,557)      $  (925,124)      $(3,424)
                                                 ============      ===========      ===========       ===========       =======

------------------

(1) Fund commenced operations on October 1, 2003.

(2) Fund commenced operations on February 2, 2004.

(3) Fund commenced operations on May 3, 2004.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                ING PRINCIPAL PROTECTION FUND    ING PRINCIPAL PROTECTION II FUND
                                ------------------------------   --------------------------------
                                  YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED
                                   MAY 31,          MAY 31,          MAY 31,          MAY 31,
                                     2004            2003             2004              2003
                                     ----            ----             ----              ----
FROM OPERATIONS:
Net investment income           $   5,268,801    $  7,611,364     $   8,790,620     $ 11,372,881
Net realized gain (loss) on
  investments                      12,838,793     (15,329,337)       18,834,971      (36,004,402)
Net change in unrealized
  appreciation or depreciation
  on investments                  (24,692,215)     35,289,084       (40,945,613)      57,931,939
                                -------------    ------------     -------------     ------------
Net increase (decrease) in net
  assets resulting from
  operations                       (6,584,621)     27,571,111       (13,320,022)      33,300,418
                                -------------    ------------     -------------     ------------
FROM DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income:
    Class A                          (745,132)     (1,391,083)       (1,197,538)      (2,130,164)
    Class B                        (3,485,693)     (5,527,169)       (5,262,708)      (7,376,778)
    Class C                          (690,305)     (1,615,128)       (1,303,518)      (2,562,421)
    Class Q                           (20,464)        (52,300)           (1,033)          (1,314)
                                -------------    ------------     -------------     ------------
Total distributions                (4,941,594)     (8,585,680)       (7,764,797)     (12,070,677)
                                -------------    ------------     -------------     ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
Dividends reinvested                3,885,287       7,887,447         5,723,908       11,299,928
Cost of shares redeemed          (149,531,466)    (75,996,416)     (206,725,364)     (96,210,359)
                                -------------    ------------     -------------     ------------
Net decrease in net asset
  resulting from capital share
  transactions                   (145,646,179)    (68,108,969)     (201,001,456)     (84,910,431)
                                -------------    ------------     -------------     ------------
Net decrease in net assets       (157,172,394)    (49,123,538)     (222,086,275)     (63,680,690)
                                -------------    ------------     -------------     ------------
NET ASSETS:
Beginning of year                 466,968,546     516,092,084       659,183,906      722,864,596
                                -------------    ------------     -------------     ------------
End of year                     $ 309,796,152    $466,968,546     $ 437,097,631     $659,183,906
                                =============    ============     =============     ============
Undistributed net investment
  income at end of year         $   1,435,837    $  1,110,862     $   3,037,991     $  1,858,294
                                =============    ============     =============     ============

                                ING PRINCIPAL PROTECTION III FUND
                                ----------------------------------
                                   YEAR ENDED        YEAR ENDED
                                    MAY 31,            MAY 31,
                                      2004              2003
                                      ----              ----
FROM OPERATIONS:
Net investment income            $   6,428,702      $  6,750,820
Net realized gain (loss) on
  investments                        8,922,253       (32,431,256)
Net change in unrealized
  appreciation or depreciation
  on investments                   (24,725,472)       41,944,975
                                 -------------      ------------
Net increase (decrease) in net
  assets resulting from
  operations                        (9,374,517)       16,264,539
                                 -------------      ------------
FROM DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income:
    Class A                           (832,606)         (919,746)
    Class B                         (3,887,884)       (3,934,927)
    Class C                           (676,217)       (1,023,279)
    Class Q                            (12,938)          (10,195)
                                 -------------      ------------
Total distributions                 (5,409,645)       (5,888,147)
                                 -------------      ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
Dividends reinvested                 4,189,718         5,615,001
Cost of shares redeemed           (123,579,930)      (44,936,940)
                                 -------------      ------------
Net decrease in net asset
  resulting from capital share
  transactions                    (119,390,212)      (39,321,939)
                                 -------------      ------------
Net decrease in net assets        (134,174,374)      (28,945,547)
                                 -------------      ------------
NET ASSETS:
Beginning of year                  467,991,801       496,937,348
                                 -------------      ------------
End of year                      $ 333,817,427      $467,991,801
                                 =============      ============
Undistributed net investment
  income at end of year          $   2,392,723      $  1,224,853
                                 =============      ============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                ING PRINCIPAL PROTECTION IV FUND(1)    ING PRINCIPAL PROTECTION V FUND(2)
                                ------------------------------------   ----------------------------------
                                   YEAR ENDED         PERIOD ENDED        YEAR ENDED       PERIOD ENDED
                                     MAY 31,            MAY 31,            MAY 31,            MAY 31,
                                      2004                2003               2004              2003
                                      ----                ----               ----              ----
FROM OPERATIONS:
Net investment income (loss)      $   3,011,173       $  2,867,044      $   3,240,676      $  1,030,642
Net realized gain (loss) on
  investments                         2,049,301         (1,126,302)        16,807,982        (1,815,883)
Net change in unrealized
  appreciation or depreciation
  on investments                     (6,751,561)        40,561,090        (28,351,175)       25,740,982
                                  -------------       ------------      -------------      ------------
Net increase (decrease) in net
  assets resulting from
  operations                         (1,691,087)        42,301,832         (8,302,517)       24,955,741
                                  -------------       ------------      -------------      ------------
FROM DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income:
    Class A                            (919,743)          (292,281)          (842,738)               --
    Class B                          (3,228,097)          (575,493)        (2,665,614)               --
    Class C                            (575,221)          (192,734)          (462,165)               --
    Class Q                             (15,495)            (5,190)                --                --
Net realized gains:
    Class A                            (192,145)           (83,233)          (442,254)               --
    Class B                          (1,520,921)          (516,251)        (3,193,257)               --
    Class C                            (391,698)          (157,858)          (638,079)               --
    Class Q                              (2,962)            (1,332)                --                --
                                  -------------       ------------      -------------      ------------
Total distributions                  (6,846,282)        (1,824,372)        (8,244,107)               --
                                  -------------       ------------      -------------      ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
Net proceeds from sale of
  shares                                     --        893,495,302                 --       671,632,570
Dividends reinvested                  5,413,299            812,261          7,188,304                --
                                  -------------       ------------      -------------      ------------
                                      5,413,299        894,307,563          7,188,304       671,632,570
Cost of shares redeemed            (236,370,783)       (56,877,573)      (159,341,091)      (18,709,108)
                                  -------------       ------------      -------------      ------------
Net increase (decrease) in net
  asset resulting from capital
  share transactions               (230,957,484)       837,429,990       (152,152,787)      652,923,462
                                  -------------       ------------      -------------      ------------
Net increase (decrease) in net
  assets                           (239,494,853)       877,907,450       (168,699,411)      677,879,203
                                  -------------       ------------      -------------      ------------
NET ASSETS:
Beginning of period                 877,907,450                 --        677,879,203                --
                                  -------------       ------------      -------------      ------------
End of period                     $ 638,412,597       $877,907,450      $ 509,179,792      $677,879,203
                                  =============       ============      =============      ============
Undistributed net investment
  income at end of year           $     620,134       $  2,264,377      $   1,020,827      $  1,605,285
                                  =============       ============      =============      ============

                                ING PRINCIPAL PROTECTION VI FUND(3)
                                ------------------------------------
                                   YEAR ENDED         PERIOD ENDED
                                     MAY 31,            MAY 31,
                                      2004                2003
                                      ----                ----
FROM OPERATIONS:
Net investment income (loss)      $   2,869,402       $    (86,176)
Net realized gain (loss) on
  investments                        11,213,182            168,060
Net change in unrealized
  appreciation or depreciation
  on investments                    (22,877,710)        17,814,215
                                  -------------       ------------
Net increase (decrease) in net
  assets resulting from
  operations                         (8,795,126)        17,896,099
                                  -------------       ------------
FROM DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income:
    Class A                            (547,735)                --
    Class B                          (1,560,667)                --
    Class C                            (321,198)                --
    Class Q                              (3,278)                --
Net realized gains:
    Class A                            (151,157)                --
    Class B                          (1,115,952)                --
    Class C                            (243,823)                --
    Class Q                                (799)                --
                                  -------------       ------------
Total distributions                  (3,944,609)                --
                                  -------------       ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
Net proceeds from sale of
  shares                                     --        600,559,885
Dividends reinvested                  3,346,598                 --
                                  -------------       ------------
                                      3,346,598        600,559,885
Cost of shares redeemed            (119,629,889)        (8,096,023)
                                  -------------       ------------
Net increase (decrease) in net
  asset resulting from capital
  share transactions               (116,283,291)       592,463,862
                                  -------------       ------------
Net increase (decrease) in net
  assets                           (129,023,026)       610,359,961
                                  -------------       ------------
NET ASSETS:
Beginning of period                 610,359,961                 --
                                  -------------       ------------
End of period                     $ 481,336,935       $610,359,961
                                  =============       ============
Undistributed net investment
  income at end of year           $     937,476       $    362,580
                                  =============       ============

------------------
(1) Fund commenced operations on July 1, 2002.

(2) Fund commenced operations on November 1, 2002.

(3) Fund commenced operations on February 3, 2003.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           ING            ING            ING
                                                                                        PRINCIPAL      PRINCIPAL      PRINCIPAL
                                                                                        PROTECTION     PROTECTION     PROTECTION
                                               ING PRINCIPAL PROTECTION VII FUND(1)    FUND VIII(2)    FUND IX(3)     FUND X(4)
                                               -------------------------------------   ------------   ------------   ------------
                                                  YEAR ENDED          PERIOD ENDED     PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
                                                   MAY 31,              MAY 31,          MAY 31,        MAY 31,        MAY 31,
                                                     2004                 2003             2004           2004           2004
                                                     ----                 ----             ----           ----           ----
FROM OPERATIONS:
Net investment income (loss)                     $  2,283,738         $    (26,586)    $    447,810   $     99,904   $    (4,182)
Net realized gain (loss) on investments             1,190,476                   --          552,844        (28,231)           --
Net change in unrealized appreciation or
  depreciation on investments                      (3,578,229)              (3,215)      (2,053,211)      (996,797)          758
                                                 ------------         ------------     ------------   ------------   -----------
Net decrease in net assets resulting from
  operations                                         (104,015)             (29,801)      (1,052,557)      (925,124)       (3,424)
                                                 ------------         ------------     ------------   ------------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                          (504,097)                  --          (18,697)            --            --
    Class B                                          (977,463)                  --          (80,749)            --            --
    Class C                                          (425,072)                  --          (26,745)            --            --
                                                 ------------         ------------     ------------   ------------   -----------
Total distributions                                (1,906,632)                  --         (126,191)            --            --
                                                 ------------         ------------     ------------   ------------   -----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  178,689,762          123,409,103      175,816,255    110,468,680    19,576,040
Dividends reinvested                                1,581,185                   --           99,974             --            --
                                                 ------------         ------------     ------------   ------------   -----------
                                                  180,270,947          123,409,103      175,916,229    110,468,680    19,576,040
Cost of shares redeemed                           (52,898,713)            (434,017)     (13,664,035)    (1,073,091)     (223,260)
                                                 ------------         ------------     ------------   ------------   -----------
Net increase in net asset resulting from
  capital share transactions                      127,372,234          122,975,086      162,252,194    109,395,589    19,352,780
                                                 ------------         ------------     ------------   ------------   -----------
Net increase in net assets                        125,361,587          122,945,285      161,073,446    108,470,465    19,349,356
                                                 ------------         ------------     ------------   ------------   -----------
NET ASSETS:
Beginning of period                               122,945,285                   --               --             --            --
                                                 ------------         ------------     ------------   ------------   -----------
End of period                                    $248,306,872         $122,945,285     $161,073,446   $108,470,465   $19,349,356
                                                 ============         ============     ============   ============   ===========
Undistributed net investment income at end of
  period                                         $    946,773         $     15,514     $    474,011   $    220,274   $     2,363
                                                 ============         ============     ============   ============   ===========

------------------
(1) Fund commenced operations on May 1, 2003.

(2) Fund commenced operations on October 1, 2003.

(3) Fund commenced operations on February 2, 2004.

(4) Fund commenced operations on May 3, 2004.

                 See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  CLASS A                                  CLASS B
                                                     ----------------------------------      ------------------------------------
                                                         YEAR ENDED           JULY 5,             YEAR ENDED            JULY 5,
                                                          MAY 31,            2001(1) TO            MAY 31,             2001(1) TO
                                                     ------------------       MAY 31,        --------------------       MAY 31,
                                                      2004        2003          2002          2004         2003           2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        10.25        9.85         10.00          10.21         9.81         10.00
 Income (loss) from investment operations:
 Net investment income                       $         0.23        0.22          0.11           0.14         0.15          0.04
 Net realized and unrealized gain (loss)
 on investments                              $        (0.33)       0.42         (0.22)         (0.32)        0.41         (0.21)
 Total from investment operations            $        (0.10)       0.64         (0.11)         (0.18)        0.56         (0.17)
 Less distributions from:
 Net investment income                       $         0.20        0.24          0.04           0.12         0.16          0.02
 Total distributions                         $         0.20        0.24          0.04           0.12         0.16          0.02
 Net asset value, end of period              $         9.95       10.25          9.85           9.91        10.21          9.81
 TOTAL RETURN(2):                            %        (1.01)       6.60         (1.29)*        (1.76)        5.82         (1.78)*

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       28,057      51,385        62,301        237,539      328,399       345,449
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)              %         1.74        1.75          1.75           2.49         2.50          2.50
 Gross expenses prior to expense
 reimbursement/recoupment(3)                 %         1.67        1.78          1.87           2.42         2.54          2.62
 Net investment income after expense
 reimbursement/recoupment(3)(4)              %         2.03        2.21          1.44           1.28         1.46          0.69
 Portfolio turnover rate                     %           29          47           125             29           47           125
---------------------------------------------------------------------------------------------------------------------------------

                                                                  CLASS C                                  CLASS Q
                                                     ----------------------------------      ------------------------------------
                                                         YEAR ENDED           JULY 5,             YEAR ENDED            JULY 5,
                                                          MAY 31,            2001(1) TO            MAY 31,             2001(1) TO
                                                     ------------------       MAY 31,        --------------------       MAY 31,
                                                      2004        2003          2002          2004         2003           2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        10.21        9.81         10.00          10.27         9.87         10.00
 Income (loss) from investment operations:
 Net investment income                       $         0.15        0.15          0.05           0.24         0.25          0.11
 Net realized and unrealized gain (loss)
 on investments                              $        (0.34)       0.41         (0.22)         (0.34)        0.40         (0.19)
 Total from investment operations            $        (0.19)       0.56         (0.17)         (0.10)        0.65         (0.08)
 Less distributions from:
 Net investment income                       $         0.10        0.16          0.02           0.20         0.25          0.05
 Total distributions                         $         0.10        0.16          0.02           0.20         0.25          0.05
 Net asset value, end of period              $         9.92       10.21          9.81           9.97        10.27          9.87
 TOTAL RETURN(2):                            %        (1.83)       5.78         (1.66)*        (1.01)        6.68         (1.13)*

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       43,529      85,451       105,908            671        1,733         2,434
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)              %         2.49        2.50          2.30           1.70         1.66          1.60
 Gross expenses prior to expense
 reimbursement/recoupment(3)                 %         2.42        2.54          2.62           1.63         1.69          1.72
 Net investment income after expense
 reimbursement/recoupment(3)(4)              %         1.28        1.45          0.72           2.08         2.30          1.59
 Portfolio turnover rate                     %           29          47           125             29           47           125
---------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Represents performance beginning on the first day of the Guarantee Period (October 12, 2001). Total return from commencement of offering of shares was (1.11)%, (1.70)%, (1.70)% and (0.81)% for Class A, B, C and Q, respectively.

                 See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND II                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                CLASS A                                    CLASS B
                                                  ------------------------------------      -------------------------------------
                                                      YEAR ENDED           NOVEMBER 5,           YEAR ENDED           NOVEMBER 5,
                                                        MAY 31,            2001(1) TO             MAY 31,             2001(1) TO
                                                  -------------------        MAY 31,        --------------------        MAY 31,
                                                   2004        2003           2002           2004         2003           2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $        10.15         9.83         10.00           10.12         9.80          10.00
 Income (loss) from investment
 operations:
 Net investment income                    $         0.25         0.23          0.06            0.16         0.16           0.03
 Net realized and unrealized gain
 (loss) on investments                    $        (0.43)        0.32         (0.22)          (0.41)        0.32          (0.23)
 Total from investment operations         $        (0.18)        0.55         (0.16)          (0.25)        0.48          (0.20)
 Less distributions from:
 Net investment income                    $         0.20         0.23          0.01            0.13         0.16           0.00*
 Total distributions                      $         0.20         0.23          0.01            0.13         0.16           0.00*
 Net asset value, end of period           $         9.77        10.15          9.83            9.74        10.12           9.80
 TOTAL RETURN(2):                         %        (1.74)        5.73         (1.70)**        (2.47)        4.98          (2.00)**

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $       37,580       76,897        98,109         328,221      442,268        465,111
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)           %         1.69         1.75          1.61            2.44         2.50           2.36
 Gross expenses prior to expense
 reimbursement/recoupment(3)              %         1.65         1.78          1.61            2.40         2.53           2.36
 Net investment income after expense
 reimbursement/recoupment(3)(4)           %         2.26         2.30          1.36            1.51         1.55           0.61
 Portfolio turnover rate                  %           74           60            70              74           60             70
---------------------------------------------------------------------------------------------------------------------------------

                                                                CLASS C                                    CLASS Q
                                                  ------------------------------------      -------------------------------------
                                                      YEAR ENDED           NOVEMBER 5,           YEAR ENDED           NOVEMBER 5,
                                                        MAY 31,            2001(1) TO             MAY 31,             2001(1) TO
                                                  -------------------        MAY 31,        --------------------        MAY 31,
                                                   2004        2003           2002           2004         2003           2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $        10.12         9.80          10.00          10.16         9.83          10.00
 Income (loss) from investment
 operations:
 Net investment income                    $         0.18         0.15           0.03           0.24         0.31           0.07
 Net realized and unrealized gain
 (loss) on investments                    $        (0.43)        0.33          (0.23)         (0.40)        0.26          (0.23)
 Total from investment operations         $        (0.25)        0.48          (0.20)         (0.16)        0.57          (0.16)
 Less distributions from:
 Net investment income                    $         0.12         0.16           0.00*          0.22         0.24           0.01
 Total distributions                      $         0.12         0.16           0.00*          0.22         0.24           0.01
 Net asset value, end of period           $         9.75        10.12           9.80           9.78        10.16           9.83
 TOTAL RETURN(2):                         %        (2.52)        4.99          (2.00)**       (1.56)        5.87          (1.70)**

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $       71,250      139,961        159,563             47           58             81
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)           %         2.44         2.50           2.36           1.63         1.61           1.45
 Gross expenses prior to expense
 reimbursement/recoupment(3)              %         2.40         2.53           2.36           1.59         1.64           1.45
 Net investment income after expense
 reimbursement/recoupment(3)(4)           %         1.51         1.55           0.69           2.33         2.42           1.52
 Portfolio turnover rate                  %           74           60             70             74           60             70
---------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

*   Amount represents less than $0.01 per share.

**  Represents performance beginning on the first day of the Guarantee
    Period (February 1, 2002). Total return from commencement of offering of shares was (1.60)%, (1.96)%, (1.97)% and (1.60)% for Class A, B, C and Q,
    respectively.

                 See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND III                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         CLASS A                            CLASS B
                                                         ---------------------------------------      --------------------
                                                             YEAR ENDED             MARCH 5,               YEAR ENDED
                                                              MAY 31,              2002(1) TO               MAY 31,
                                                         ------------------          MAY 31,          --------------------
                                                          2004        2003            2002                    2004
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        10.27       10.01           10.00                          10.23
 Income (loss) from investment operations:
 Net investment income                           $         0.25        0.21            0.01                           0.16
 Net realized and unrealized gain (loss) on
 investments                                     $        (0.42)       0.22            0.00*                         (0.40)
 Total from investment operations                $        (0.17)       0.43            0.01                          (0.24)
 Less distributions from:
 Net investment income                           $         0.20        0.17              --                           0.13
 Total distributions                             $         0.20        0.17              --                           0.13
 Net asset value, end of period                  $         9.90       10.27           10.01                           9.86
 TOTAL RETURN(2):                                %        (1.63)       4.35***           --**                        (2.38)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       29,113      49,652          57,749                        261,098
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                  %         1.68        1.75            0.97                           2.43
 Gross expenses prior to expense
 reimbursement/recoupment(3)                     %         1.66        1.77            0.97                           2.41
 Net investment income after expense
 reimbursement/recoupment(3)(4)                  %         2.26        2.08            0.85                           1.51
 Portfolio turnover rate                         %           27          91              --                             27
--------------------------------------------------------------------------------------------------------------------------

                                                                  CLASS B
                                                -------------------------------------------
                                                  YEAR ENDED                MARCH 5,
                                                    MAY 31,                2002(1) TO
                                                ---------------             MAY 31,
                                                     2003                     2002
----------------------------------------------  -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 10.00                   10.00
 Income (loss) from investment operations:
 Net investment income                                 0.13                    0.00*
 Net realized and unrealized gain (loss) on
 investments                                           0.22                    0.00*
 Total from investment operations                      0.35                    0.00*
 Less distributions from:
 Net investment income                                 0.12                      --
 Total distributions                                   0.12                      --
 Net asset value, end of period                       10.23                   10.00
 TOTAL RETURN(2):                                      3.51***                   --**
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  335,942                 347,788
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                        2.50                    1.72
 Gross expenses prior to expense
 reimbursement/recoupment(3)                           2.52                    1.72
 Net investment income after expense
 reimbursement/recoupment(3)(4)                        1.33                    0.07
 Portfolio turnover rate                                 91                      --
------------------------------------------------------------------------------------------------------------------

                                                                         CLASS C                            CLASS Q
                                                         ---------------------------------------      --------------------
                                                             YEAR ENDED             MARCH 5,               YEAR ENDED
                                                              MAY 31,              2002(1) TO               MAY 31,
                                                         ------------------          MAY 31,          --------------------
                                                          2004        2003            2002                    2004
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        10.23       10.00           10.00                          10.28
 Income (loss) from investment operations:
 Net investment income                           $         0.19        0.13            0.00*                          0.23
 Net realized and unrealized gain (loss) on
 investments                                     $        (0.43)       0.22            0.00*                         (0.40)
 Total from investment operations                $        (0.24)       0.35            0.00*                         (0.17)
 Less distributions from:
 Net investment income                           $         0.11        0.12              --                           0.22
 Total distributions                             $         0.11        0.12              --                           0.22
 Net asset value, end of period                  $         9.88       10.23           10.00                           9.89
 TOTAL RETURN(2):                                %        (2.37)       3.51***           --**                        (1.64)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       43,018      81,800          90,826                            588
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                  %         2.43        2.50            1.72                           1.62
 Gross expenses prior to expense
 reimbursement/recoupment(3)                     %         2.41        2.52            1.72                           1.60
 Net investment income after expense
 reimbursement/recoupment(3)(4)                  %         1.51        1.33            0.06                           2.32
 Portfolio turnover rate                         %           27          91              --                             27
--------------------------------------------------------------------------------------------------------------------------

                                                                  CLASS Q
                                                -------------------------------------------
                                                  YEAR ENDED                MARCH 5,
                                                    MAY 31,                2002(1) TO
                                                ---------------             MAY 31,
                                                     2003                     2002
----------------------------------------------  -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 10.02                   10.00
 Income (loss) from investment operations:
 Net investment income                                 0.22                    0.01
 Net realized and unrealized gain (loss) on
 investments                                           0.22                    0.01
 Total from investment operations                      0.44                    0.02
 Less distributions from:
 Net investment income                                 0.18                      --
 Total distributions                                   0.18                      --
 Net asset value, end of period                       10.28                   10.02
 TOTAL RETURN(2):                                      4.45***                   --**
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      599                     574
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                        1.62                    0.80
 Gross expenses prior to expense
 reimbursement/recoupment(3)                           1.63                    0.80
 Net investment income after expense
 reimbursement/recoupment(3)(4)                        2.22                    1.02
 Portfolio turnover rate                                 91                      --
--------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

*    Amount represents less than $0.01 per share.

** As of May 31, 2002, the Fund was in its Offering Period. Total return from commencement of offering of shares was 0.10%, 0.00%, 0.00% and 0.20% for Class A, B, C and Q, respectively.

***  Represents performance beginning on the first day of the Guarantee
     Period (June 6, 2002). Total return for year ended May 31, 2003 was 4.35%, 3.51%, 3.51% and 4.45% for Class A, B, C and Q, respectively.

                 See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IV                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               CLASS A                      CLASS B
                                                                       -----------------------      -----------------------
                                                                        YEAR         JULY 1,         YEAR         JULY 1,
                                                                        ENDED       2002(1) TO       ENDED       2002(1) TO
                                                                       MAY 31,       MAY 31,        MAY 31,       MAY 31,
                                                                        2004           2003          2004           2003
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        10.52          10.00         10.47          10.00
 Income (loss) from investment operations:
 Net investment income                                         $         0.12           0.09          0.04           0.03
 Net realized and unrealized gain (loss) on investments        $        (0.08)          0.47         (0.07)          0.46
 Total from investment operations                              $         0.04           0.56         (0.03)          0.49
 Less distributions from:
 Net investment income                                         $         0.14           0.03          0.06           0.01
 Net realized gains on investments                             $         0.03           0.01          0.03           0.01
 Total distributions                                           $         0.17           0.04          0.09           0.02
 Net asset value, end of period                                $        10.39          10.52         10.35          10.47
 TOTAL RETURN(2):                                              %         0.36           5.50*        (0.29)          4.89*

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       52,094         89,558        487,343       603,649
 Ratios to average net assets:
 Expenses(3)                                                   %         1.65           1.61          2.40           2.36
 Net investment income(3)                                      %         1.08           1.12          0.33           0.36
 Portfolio turnover rate                                       %           75             31            75             31
---------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS C                      CLASS Q
                                                                       -----------------------      -----------------------
                                                                        YEAR         JULY 1,         YEAR         JULY 1,
                                                                        ENDED       2002(1) TO       ENDED       2002(1) TO
                                                                       MAY 31,       MAY 31,        MAY 31,       MAY 31,
                                                                        2004           2003          2004           2003
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        10.47          10.00         10.52          10.00
 Income (loss) from investment operations:
 Net investment income                                         $         0.05           0.03          0.13           0.10
 Net realized and unrealized gain (loss) on investments        $        (0.09)          0.46         (0.07)          0.46
 Total from investment operations                              $        (0.04)          0.49          0.06           0.56
 Less distributions from:
 Net investment income                                         $         0.04           0.01          0.15           0.03
 Net realized gains on investments                             $         0.03           0.01          0.03           0.01
 Total distributions                                           $         0.07           0.02          0.18           0.04
 Net asset value, end of period                                $        10.36          10.47         10.40          10.52
 TOTAL RETURN(2):                                              %        (0.37)          4.90*         0.58           5.54*

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       98,026        183,228           950          1,473
 Ratios to average net assets:
 Expenses(3)                                                   %         2.40           2.36          1.59           1.49
 Net investment income(3)                                      %         0.33           0.36          1.14           1.24
 Portfolio turnover rate                                       %           75             31            75             31
---------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

* Represents performance beginning on the first day of the Guarantee Period (October 8, 2002). Total return from commencement of offering of shares was 5.61%, 4.89%, 4.90% and 5.64% for Class A, B, C and Q, respectively.

                 See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND V                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   CLASS A                 CLASS B                 CLASS C
                                                            ---------------------   ---------------------   ---------------------
                                                             YEAR     NOVEMBER 1,    YEAR     NOVEMBER 1,    YEAR     NOVEMBER 1,
                                                             ENDED    2002(1) TO     ENDED    2002(1) TO     ENDED    2002(1) TO
                                                            MAY 31,     MAY 31,     MAY 31,     MAY 31,     MAY 31,     MAY 31,
                                                             2004        2003        2004        2003        2004        2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $    10.41       10.00       10.38        10.00      10.38        10.00
 Income (loss) from investment operations:
 Net investment income                                  $     0.13        0.05        0.05         0.01       0.06         0.01
 Net realized and unrealized gain (loss) on
 investments                                            $    (0.22)       0.36       (0.21)        0.37      (0.22)        0.37
 Total from investment operations                       $    (0.09)       0.41       (0.16)        0.38      (0.16)        0.38
 Less distributions from:
 Net investment income                                  $     0.14          --        0.06           --       0.05           --
 Net realized gains on investments                      $     0.07          --        0.07           --       0.07           --
 Total distributions                                    $     0.21          --        0.13           --       0.12           --
 Net asset value, end of period                         $    10.11       10.41       10.09        10.38      10.10        10.38
 TOTAL RETURN(2):                                       %    (0.89)       4.10*      (1.54)        3.90*     (1.52)        3.90*

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $   42,889      74,905      405,311     496,076     60,980      106,754
 Ratios to average net assets:
 Expenses(3)                                            %     1.67        1.56        2.42         2.31       2.42         2.31
 Net investment income(3)                               %     1.22        1.00        0.47         0.25       0.47         0.25
 Portfolio turnover rate                                %       53          12          53           12         53           12
---------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

* Represents performance beginning on the first day of the Guarantee Period (January 23, 2003). Total return from commencement of offering of shares is 4.10%, 3.80% and 3.80% for Class A, B and C, respectively.

                 See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VI                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               CLASS A                       CLASS B
                                                                       ------------------------      ------------------------
                                                                        YEAR        FEBRUARY 3,       YEAR        FEBRUARY 3,
                                                                        ENDED       2003(1) TO        ENDED       2003(1) TO
                                                                       MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                                                        2004           2003           2004           2003
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        10.31           10.00         10.30           10.00
 Income (loss) from investment operations:
 Net investment income                                         $         0.13            0.01          0.05            0.00*
 Net realized and unrealized gain (loss) on investments        $        (0.23)           0.30         (0.22)           0.30
 Total from investment operations                              $        (0.10)           0.31         (0.17)           0.30
 Less distributions from:
 Net investment income                                         $         0.10              --          0.04              --
 Net realized gains on investments                             $         0.03              --          0.03              --
 Total distributions                                           $         0.13              --          0.07              --
 Net asset value, end of period                                $        10.08           10.31         10.06           10.30
 TOTAL RETURN(2):                                              %        (1.01)           3.10**       (1.70)           3.10**

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       43,443          63,460        372,323        444,549
 Ratios to average net assets:
 Expenses(3)                                                   %         1.67            1.41          2.42            2.16
 Net investment income (loss)(3)                               %         1.19            0.59          0.44           (0.16)
 Portfolio turnover rate                                       %           44               3            44               3
-----------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS C                       CLASS Q
                                                                       ------------------------      ------------------------
                                                                        YEAR        FEBRUARY 3,       YEAR        FEBRUARY 3,
                                                                        ENDED       2003(1) TO        ENDED       2003(1) TO
                                                                       MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                                                        2004           2003           2004           2003
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        10.30           10.00         10.33           10.00
 Income (loss) from investment operations:
 Net investment income                                         $         0.05           0.00*          0.13            0.01
 Net realized and unrealized gain (loss) on investments        $        (0.22)           0.30         (0.23)           0.32
 Total from investment operations                              $        (0.17)           0.30         (0.10)           0.33
 Less distributions from:
 Net investment income                                         $         0.04              --          0.11              --
 Net realized gains on investments                             $         0.03              --          0.03              --
 Total distributions                                           $         0.07              --          0.14              --
 Net asset value, end of period                                $        10.06           10.30         10.09           10.33
 TOTAL RETURN(2):                                              %        (1.72)           3.00**       (0.98)           3.20**

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       65,269         102,047           302             304
 Ratios to average net assets:
 Expenses(3)                                                   %         2.42            2.19          1.61            1.35
 Net investment income (loss)(3)                               %         0.44           (0.13)         1.24            0.81
 Portfolio turnover rate                                       %           44               3            44               3
-----------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

*   Amount represents less than $0.01 per share.

** Represents performance beginning on the first day of the Guarantee Period (April 24, 2003). Total return from commencement of offering of shares was 3.10%, 3.00%, 3.00% and 3.30% for Class A, B, C and Q, respectively.

                 See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VII                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                        CLASS A                      CLASS B                      CLASS C
                                                -----------------------      -----------------------      -----------------------
                                                 YEAR          MAY 1,         YEAR          MAY 1,         YEAR          MAY 1,
                                                 ENDED       2003(1) TO       ENDED       2003(1) TO       ENDED       2003(1) TO
                                                MAY 31,       MAY 31,        MAY 31,       MAY 31,        MAY 31,       MAY 31,
                                                 2004           2003          2004           2003          2004           2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $        10.00          10.00         10.00          10.00         10.00          10.00
 Income (loss) from investment
 operations:
 Net investment income                  $         0.13           0.00*         0.07           0.00*         0.07           0.00*
 Net realized and unrealized gain
 (loss) on investments                  $        (0.08)          0.00*        (0.09)          0.00*        (0.09)          0.00*
 Total from investment operations       $         0.05           0.00*        (0.02)          0.00*        (0.02)          0.00*
 Less distributions from:
 Net investment income                  $         0.17             --          0.05             --          0.08             --
 Net realized gains on investments      $           --             --                           --                           --
 Total distributions                    $         0.17             --          0.05             --          0.08             --
 Net asset value, end of period         $         9.88          10.00          9.93          10.00          9.90          10.00
 TOTAL RETURN(2):                       %         0.52***          --**       (0.21)***         --**       (0.24)***         --**

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $       21,805         11,028        182,112        92,014        44,390         19,903
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %         0.99           0.88          1.74           1.60          1.74           1.60
 Gross expenses prior to expense
 reimbursement(3)                                 1.72           0.88          2.47           1.60          2.47           1.60
 Net investment income (loss) after
 expense reimbursement(3)(4)            %         1.51           0.09          0.76          (0.63)         0.76          (0.64)
 Portfolio turnover rate                %           91             --            91             --            91             --
---------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

*    Amount represents less than $0.01 per share.

**   As of May 31, 2003, the Fund was in its Offering Period.
     Total return from commencement of offering of shares was 0.00%, 0.00% and 0.00% for Class A, B and C, respectively.

*** Represents performance beginning on the first day of Guarantee Period (June 30, 2003). Total return for the year ended May 31, 2004 was 0.69%, (0.02)% and (0.05)% for Class A, B and C, respectively.

                 See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND VIII                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        CLASS A         CLASS B         CLASS C
                                                                       ----------      ----------      ----------
                                                                       OCTOBER 1,      OCTOBER 1,      OCTOBER 1,
                                                                       2003(1) TO      2003(1) TO      2003(1) TO
                                                                        MAY 31,         MAY 31,         MAY 31,
                                                                          2004            2004            2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $          10.00           10.00           10.00
 Income (loss) from investment operations:
 Net investment income                                         $           0.06            0.02            0.02
 Net realized and unrealized loss on investments               $          (0.10)          (0.10)          (0.10)
 Total from investment operations                              $          (0.04)          (0.08)          (0.08)
 Less distributions from:
 Net investment income                                         $           0.01            0.01            0.01
 Net asset value, end of period                                $           9.95            9.91            9.91
 TOTAL RETURN(2):                                              %          (0.45)*         (0.85)*         (0.85)*

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         22,336         105,448          33,289
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %           1.51            2.12(5)         2.12(5)
 Gross expenses prior to expense reimbursement(3)              %           1.54            2.29            2.29
 Net investment income after expense reimbursement(3)(4)       %           0.96            0.39(5)         0.39(5)
 Portfolio turnover rate                                       %             42              42              42
-----------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

(5) ING Funds Distributor, LLC voluntarily waived 0.75% of distribution fees on Classes B and C from October 1, 2003 through December 23, 2003.

* Represents performance beginning on the first day of the Guarantee Period (December 23, 2003). Total return from commencement of offering of shares was (0.45)%, (0.85)% and (0.85)% for Class A, B and C, respectively.

                 See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND IX                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         CLASS A          CLASS B          CLASS C
                                                                       -----------      -----------      -----------
                                                                       FEBRUARY 2,      FEBRUARY 2,      FEBRUARY 2,
                                                                       2004(1) TO       2004(1) TO       2004(1) TO
                                                                         MAY 31,          MAY 31,          MAY 31,
                                                                          2004             2004             2004
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $          10.00            10.00            10.00
 Income (loss) from investment operations:
 Net investment income                                         $           0.02             0.01             0.01
 Net realized and unrealized loss on investments               $          (0.10)           (0.10)           (0.10)
 Total from investment operations                              $          (0.08)           (0.09)           (0.09)
 Less distributions from:
 Net investment income                                         $             --               --               --
 Net asset value, end of period                                $           9.92             9.91             9.91
 TOTAL RETURN(2):                                              %          (0.80)*          (0.90)*          (0.90)*

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         20,081           66,636           21,753
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %           1.30             1.74(5)          1.74(5)
 Gross expenses prior to expense reimbursement(3)              %           1.56             2.36             2.36
 Net investment income after expense reimbursement(3)(4)       %           0.77             0.37(5)          0.37(5)
 Portfolio turnover rate                                       %              4                4                4
--------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

(5) ING Fund Distributor, LLC voluntarily waived 0.75% of distribution fees on Class B and Class C of Principal Protection IX from February 2, 2004 through April 22, 2004.

* Represents performance beginning on the first day of the Guarantee Period (April 22, 2004). Total return from commencement of offering of shares was (0.50)%, (0.60)% and (0.60)% for Class A, B and C, respectively.

                 See Accompanying Notes to Financial Statements

ING PRINCIPAL PROTECTION FUND X                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        CLASS A         CLASS B         CLASS C
                                                                       ----------      ----------      ----------
                                                                         MAY 3,          MAY 3,          MAY 3,
                                                                       2004(1) TO      2004(1) TO      2004(1) TO
                                                                        MAY 31,         MAY 31,         MAY 31,
                                                                          2004            2004            2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         10.00            10.00          10.00
 Income (loss) from investment operations:
 Net investment income                                         $          0.00*            0.00*          0.00*
 Net realized and unrealized gain (loss) on investments        $          0.00*            0.00*          0.00*
 Total from investment operations                              $          0.00*            0.00*          0.00*
 Less distributions from:
 Net investment income                                         $            --               --             --
 Net asset value, end of period                                $         10.00            10.00          10.00
 TOTAL RETURN(2):                                              %            --**             --**           --**

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         5,047           12,477          1,825
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %          0.93             1.68           1.68
 Gross expenses prior to expense reimbursement(3)              %          2.27             3.02           3.02
 Net investment loss after expense reimbursement(3)(4)         %         (0.01)           (0.75)         (0.77)
 Portfolio turnover rate                                       %            --               --             --
-----------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to ING Investments, LLC within three years.

*   Amount represents less than $0.01 per share.

**  As of May 31, 2004, the Fund was in its Offering Period.
    Total return calculation will begin on the commencement date of the Guarantee Period (August 17, 2004). Total return from commencement of offering of shares was 0.00%, 0.00% and 0.00% for Class A, B and C, respectively.

                 See Accompanying Notes to Financial Statements

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2004
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING Principal Protection Funds are part of the ING Equity Trust ("IET"), which is an open-end investment management company registered under the Investment Company Act of 1940 ("the 1940 Act"), as amended.
IET is a Massachusetts business trust organized on June 12, 1998 with twenty-two separate funds. Ten of the Funds included in this report are: ING Principal Protection Fund ("Principal Protection" or "PPF"), ING Principal Protection Fund II ("Principal Protection II" or "PPF II"), ING Principal Protection Fund III ("Principal Protection III" or "PPF III"), ING Principal Protection Fund IV ("Principal Protection IV" or "PPF IV"), ING Principal Protection Fund V ("Principal Protection V" or "PPF V"), ING Principal Protection Fund VI ("Principal Protection VI" or "PPF VI"), ING Principal Protection Fund VII ("Principal Protection VII" or "PPF VII"), ING Principal Protection VIII ("Principal Protection VIII" or "PPF VIII"), ING Principal Protection IX ("Principal Protection IX" or "PPF IX"), and ING Principal Protection X ("Principal Protection X" or "PPF X"), (each a "Fund"; collectively the "Funds").

Each Fund has an Offering Period, a Guarantee Period and an Index Plus LargeCap Period. Shares of each Fund will be offered during the Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. Each Fund will be offered on a continuous basis to existing shareholders during the Index Plus LargeCap Period. During the Guarantee Period, each Fund seeks to participate in favorable equity market conditions while preserving at least the principal amount of the Fund as of the inception of the Guarantee Period. Each Fund guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder's investment as of the inception of the Guarantee Period provided that all distributions received from the Fund have been reinvested and no shares have been redeemed. Each Fund's Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation ("MBIA"), a monoline financial guarantor. Each Fund pays MBIA a guarantee fee of 0.33% of its average daily net assets during the guarantee period. During the Index Plus LargeCap Period, which will commence immediately following the Guarantee Period, the Fund seeks to outperform the total return performance of the S&P 500 Index, while maintaining a risk profile consistent with the Index.

The following table presents the time periods for each Fund's three phases:

                                                                      COMMENCEMENT
                               OFFERING              GUARANTEE        OF INDEX PLUS
                                PERIOD                PERIOD            LARGECAP
                          -------------------   -------------------   -------------
PPF                       07/05/01 - 10/11/01   10/12/01 - 10/11/06     10/12/06
PPF II                    11/05/01 - 01/31/02   02/01/02 - 01/31/07     02/01/07
PPF III                   03/01/02 - 05/30/02*  06/06/02 - 06/05/07     06/06/07
PPF IV                    07/01/02 - 09/30/02*  10/08/02 - 10/08/07     10/09/07
PPF V                     11/01/02 - 01/15/03*  01/23/03 - 01/22/08     01/23/08
PPF VI                    02/03/03 - 04/15/03*  04/24/03 - 04/23/08     04/24/08
PPF VII                   05/01/03 - 06/24/03*  06/30/03 - 06/26/08     06/27/08
PPF VIII                  10/01/03 - 12/15/03*  12/23/03 - 12/22/08     12/23/08
PPF IX                    02/02/04 - 04/15/04*  04/22/04 - 04/21/09     04/22/09
PPF X                     05/03/04 - 08/09/04*  08/17/04 - 08/14/09     08/15/09

*   A Quiet Period between the Offering Period and the
    Guarantee Period where new deposits are not accepted and the assets will remain invested in short term instruments.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.    Security Transactions and Revenue Recognition.
      Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.    Foreign Currency Transactions and Futures
      Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax or provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


G.    Organization Expenses and Offering Costs.
      Costs incurred with the organization of the Funds were expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period starting on the first day of the Guarantee Period on a straight-line basis.


H. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.


I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.


J. Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended May 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                       PURCHASES       SALES
                                      ------------  ------------
PPF                                   $ 21,096,024  $223,536,395
PPF II                                 407,139,034   628,346,233
PPF III                                 83,068,490   240,026,310
PPF IV                                 567,385,293   576,944,313
PPF V                                  319,879,625   395,273,888
PPF VI                                 244,723,602   328,829,895
PPF VII                                202,351,453    91,055,001
PPF VIII                               129,921,817    53,340,249
PPF IX                                 110,485,508     1,943,885

U.S. Government securities not included above were as follows:

                                       PURCHASES       SALES
                                      ------------  ------------
PPF                                   $ 91,107,000  $ 47,796,601
PPF III                                 24,113,700            --
PPF IV                                          --   244,793,720
PPF V                                           --    97,425,200
PPF VI                                          --    44,505,000
PPF VII                                255,755,068   122,088,979
PPF VIII                                83,567,699            --

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser"). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for each Fund is 0.25% during its Offering Period and 0.60% during

--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (CONTINUED)

its Index Plus LargeCap Period. For PPF - PPF VII, the fee during the Guarantee Period is 0.80%. During the Guarantee Period for PPF VIII - PPF X, the maximum fee is 0.80% on the Equity Component and 0.55% on both the Fixed Component and Exchange Traded Fund ("ETF") Strategy Component of the average daily net assets.

From June 30, 2003 through April 30, 2004, the Investment Manager waived 0.80% of its fees for PPF VII. Beginning May 1, 2004, the Investment Manager began receiving a portion of its Investment Management fees.

Aeltus Investment Management, Inc., a registered investment advisor, serves as Sub-Adviser to the Funds.

ING Funds Services, LLC (the "Administrator"), serves as administrator to each Fund. The Funds compensate the Administrator with a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

The Adviser, Sub-Adviser, Administrator and Distributor are indirect wholly-owned subsidiaries of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                           CLASS A   CLASS B   CLASS C   CLASS Q
                           -------   -------   -------   -------
PPF                         0.25%     1.00%     1.00%     0.25%
PPF II                      0.25%     1.00%     1.00%     0.25%
PPF III                     0.25%     1.00%     1.00%     0.25%
PPF IV                      0.25%     1.00%     1.00%     0.25%
PPF V                       0.25%     1.00%     1.00%      N/A
PPF VI                      0.25%     1.00%     1.00%     0.25%
PPF VII                     0.25%     1.00%     1.00%      N/A
PPF VIII                    0.25%     1.00%     1.00%      N/A
PPF IX                      0.25%     1.00%     1.00%      N/A
PPF X                       0.25%     1.00%     1.00%      N/A

From October 1, 2003 through December 23, 2003, the Distributor voluntarily waived 0.75% of Distribution and Service fees on Class B and Class C of Principal Protection VIII. From February 2, 2004 through April 22, 2004, the Distributor voluntarily waived 0.75% of Distribution and Service fees on Class B and Class C of Principal Protection IX.

For the year ended May 31, 2004, the Distributor retained the following amounts in sales charges:

                           CLASS A    CLASS B   CLASS C    CLASS Q
                            SHARES    SHARES     SHARES     SHARES
                           --------   -------   --------   --------
Initial Sales Charges      $248,674       N/A        N/A        N/A
Contingent Deferred
  Sales Charges            $ 38,032        --   $227,298        N/A

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At May 31, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                                    ACCRUED
                        ACCRUED     PAYABLE TO                    SHAREHOLDER
                       INVESTMENT    ADVISER        ACCRUED       SERVICE AND
                       MANAGEMENT      FOR       ADMINISTRATIVE   DISTRIBUTION
                          FEES      RECOUPMENT        FEES            FEES        TOTAL
                       ----------   ----------   --------------   ------------   --------
PPF                     $211,950     $110,003       $26,493         $246,381     $594,827
PPF II                   299,696           --        37,461          350,063      687,220
PPF III                  228,072           --        28,509          266,041      522,622
PPF IV                   434,478           --        54,309          509,214      998,001
PPF V                    346,810           --        43,350          405,846      796,006
PPF VI                   326,770           --        40,846          380,555      748,171
PPF VII                  169,162           --        21,145          197,319      387,626
PPF VIII                  85,138           --        13,636          149,592      248,366
PPF IX                    57,901           --         9,141           78,757      145,799
PPF X                      1,828           --           731            5,948        8,507

The Funds have adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

--------------------------------------------------------------------------------

NOTE 7 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2004, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

                       PAYABLE FOR                         PAYABLE FOR
                        GUARANTEE                         TRANSFER AGENT
                          FEES                                 FEES
                       -----------                        --------------
PPF                     $ 87,430          PPF                $151,417
PPF II                   123,623          PPF II              121,406
PPF III                   94,080          PPF III             105,147
PPF IV                   179,226          PPF IV              190,216
PPF VI                   134,794          PPF VI              123,992
PPF VII                   69,780          PPF VII              71,333
PPF VIII                  44,998          PPF VIII             62,416
PPF IX                    30,166          PPF IX               32,255
                                          PPF X                 1,183

                       PAYABLE FOR                         PAYABLE FOR
                        OFFERING                           ORGANIZATION
                          FEES                                 FEES
                       -----------                        --------------
PPF IX                  $ 92,256          PPF X              $ 10,000

NOTE 8 -- EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with each of the Funds whereby, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                          CLASS A    CLASS B    CLASS C    CLASS Q
                          -------    -------    -------    -------
PPF                        1.75%      2.50%      2.50%      1.75%
PPF II                     1.75%      2.50%      2.50%      1.75%
PPF III                    1.75%      2.50%      2.50%      1.75%
PPF IV                     1.75%      2.50%      2.50%      1.75%
PPF V                      1.75%      2.50%      2.50%       N/A
PPF VI                     1.75%      2.50%      2.50%      1.75%
PPF VII(1)                 1.75%      2.50%      2.50%       N/A
PPF VIII                   1.75%      2.50%      2.50%       N/A
PPF IX                     1.75%      2.50%      2.50%       N/A
PPF X                      1.75%      2.50%      2.50%       N/A

(1) The Expense Limitation Agreement for PPF VII was modified
    May 1, 2004 into a tier structure based on the percentage of assets in the Equity Component. Under this tier structure, the Investment Manager will limit expenses to a maximum of 1.75%, 2.50% and 2.50% for Classes A, B and C, respectively, excluding expenses such as interest, taxes, brokerage and extraordinary expenses. The actual expense limitation rates from May 1, 2004 to May 31, 2004 were 1.15%, 1.90% and 1.90% for Classes A, B and C, respectively.

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of May 31, 2004, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:.

                                    MAY 31
                       --------------------------------
                         2005        2006        2007       TOTAL
                       --------    --------    --------    --------
PPF                    $252,083    $142,776    $     --    $394,859
PPF VII                      --          --     134,615     134,615
PPF IX                       --          --      61,424      61,424
PPF X                        --          --      10,000      10,000

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 -- LINE OF CREDIT

The Funds, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At May 31, 2004, the Funds did not have any loans outstanding under the line of credit.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                                    CLASS A SHARES                 CLASS B SHARES
                                                              ---------------------------   ----------------------------
                                                                  YEAR ENDED MAY 31,             YEAR ENDED MAY 31,
                                                              ---------------------------   ----------------------------
                                                                  2004           2003           2004            2003
                                                                  ----           ----           ----            ----
PRINCIPAL PROTECTION
(NUMBER OF SHARES)
Dividends reinvested                                                62,521       120,375          279,376        527,461
Shares redeemed                                                 (2,255,672)   (1,431,084)      (8,475,812)    (3,566,260)
                                                              ------------   ------------   -------------   ------------
Net decrease in shares outstanding                              (2,193,151)   (1,310,709)      (8,196,436)    (3,038,799)
                                                              ============   ============   =============   ============
ING PRINCIPAL PROTECTION ($)
Dividends reinvested                                          $    622,063   $ 1,182,427    $   2,779,804   $  5,179,450
Shares redeemed                                                (22,766,805)  (14,221,011)     (85,181,330)   (35,312,622)
                                                              ------------   ------------   -------------   ------------
Net decrease                                                  $(22,144,742)  $(13,038,584)  $ (82,401,526)  $(30,133,172)
                                                              ============   ============   =============   ============

                                                                    CLASS C SHARES                 CLASS Q SHARES
                                                              ---------------------------   ----------------------------
                                                                  YEAR ENDED MAY 31,             YEAR ENDED MAY 31,
                                                              ---------------------------   ----------------------------
                                                                  2004           2003           2004            2003
                                                                  ----           ----           ----            ----
PRINCIPAL PROTECTION
(NUMBER OF SHARES)
Dividends reinvested                                                46,877       151,282            1,657          4,067
Shares redeemed                                                 (4,032,857)   (2,578,688)        (103,130)       (81,896)
                                                              ------------   ------------   -------------   ------------
Net decrease in shares outstanding                              (3,985,980)   (2,427,406)        (101,473)       (77,829)
                                                              ============   ============   =============   ============
ING PRINCIPAL PROTECTION ($)
Dividends reinvested                                          $    466,898   $ 1,485,587    $      16,522   $     39,983
Shares redeemed                                                (40,540,710)  (25,639,694)      (1,042,621)      (823,089)
                                                              ------------   ------------   -------------   ------------
Net decrease                                                  $(40,073,812)  $(24,154,107)  $  (1,026,099)  $   (783,106)
                                                              ============   ============   =============   ============

                                                                    CLASS A SHARES                 CLASS B SHARES
                                                              ---------------------------   ----------------------------
                                                                  YEAR ENDED MAY 31,             YEAR ENDED MAY 31,
                                                              ---------------------------   ----------------------------
                                                                  2004           2003           2004            2003
                                                                  ----           ----           ----            ----
PRINCIPAL PROTECTION II
(NUMBER OF SHARES)
Dividends reinvested                                                97,596       190,045          403,691        721,716
Shares redeemed                                                 (3,829,487)   (2,596,611)     (10,422,755)    (4,473,207)
                                                              ------------   ------------   -------------   ------------
Net decrease in shares outstanding                              (3,731,891)   (2,406,566)     (10,019,064)    (3,751,491)
                                                              ============   ============   =============   ============
ING PRINCIPAL PROTECTION II ($)
Dividends reinvested                                          $    956,440   $ 1,846,850    $   3,960,223   $  7,022,916
Shares redeemed                                                (38,008,278)  (25,591,749)    (103,152,786)   (43,967,655)
                                                              ------------   ------------   -------------   ------------
Net decrease                                                  $(37,051,838)  $(23,744,899)  $ (99,192,563)  $(36,944,739)
                                                              ============   ============   =============   ============

                                                                    CLASS C SHARES                 CLASS Q SHARES
                                                              ---------------------------   ----------------------------
                                                                  YEAR ENDED MAY 31,             YEAR ENDED MAY 31,
                                                              ---------------------------   ----------------------------
                                                                  2004           2003           2004            2003
                                                                  ----           ----           ----            ----
PRINCIPAL PROTECTION II
(NUMBER OF SHARES)
Dividends reinvested                                                82,101       249,626              105            135
Shares redeemed                                                 (6,613,575)   (2,697,225)          (1,025)        (2,703)
                                                              ------------   ------------   -------------   ------------
Net decrease in shares outstanding                              (6,531,474)   (2,447,599)            (920)        (2,568)
                                                              ============   ============   =============   ============
PRINCIPAL PROTECTION II ($)
Dividends reinvested                                          $    806,212   $ 2,428,848    $       1,033   $      1,314
Shares redeemed                                                (65,553,861)  (26,623,846)         (10,439)       (27,109)
                                                              ------------   ------------   -------------   ------------
Net decrease                                                  $(64,747,649)  $(24,194,998)  $      (9,406)  $    (25,795)
                                                              ============   ============   =============   ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)


                                                                    CLASS A SHARES                 CLASS B SHARES
                                                              ---------------------------   ----------------------------
                                                                  YEAR ENDED MAY 31,             YEAR ENDED MAY 31,
                                                              ---------------------------   ----------------------------
                                                                  2004           2003           2004            2003
                                                                  ----           ----           ----            ----
PRINCIPAL PROTECTION III
(NUMBER OF SHARES)
Dividends reinvested                                                70,392        68,362          309,859        402,237
Shares redeemed                                                 (1,964,837)   (1,000,047)      (6,666,799)    (2,342,238)
                                                              ------------   ------------   -------------   ------------
Net decrease in shares outstanding                              (1,894,445)     (931,685)      (6,356,940)    (1,940,001)
                                                              ============   ============   =============   ============
PRINCIPAL PROTECTION III ($)
Dividends reinvested                                          $    698,989   $   668,764    $   3,076,937   $  3,958,094
Shares redeemed                                                (19,781,296)   (9,910,277)     (66,780,710)   (23,226,658)
                                                              ------------   ------------   -------------   ------------
Net decrease                                                  $(19,082,307)  $(9,241,513)   $ (63,703,773)  $(19,268,564)
                                                              ============   ============   =============   ============

                                                                    CLASS C SHARES                 CLASS Q SHARES
                                                              ---------------------------   ----------------------------
                                                                  YEAR ENDED MAY 31,             YEAR ENDED MAY 31,
                                                              ---------------------------   ----------------------------
                                                                  2004           2003           2004            2003
                                                                  ----           ----           ----            ----
PRINCIPAL PROTECTION III
(NUMBER OF SHARES)
Dividends reinvested                                                40,366        99,527            1,226            973
Shares redeemed                                                 (3,681,856)   (1,185,969)              --             --
                                                              ------------   ------------   -------------   ------------
Net decrease in shares outstanding                              (3,641,490)   (1,086,442)           1,226            973
                                                              ============   ============   =============   ============
PRINCIPAL PROTECTION III ($)
Dividends reinvested                                          $    401,636   $   978,574    $      12,156   $      9,569
Shares redeemed                                                (37,017,924)  (11,800,005)              --             --
                                                              ------------   ------------   -------------   ------------
Net increase (decrease)                                       $(36,616,288)  $(10,821,431)  $      12,156   $      9,569
                                                              ============   ============   =============   ============

                                                                    CLASS A SHARES                 CLASS B SHARES
                                                              ---------------------------   ----------------------------
                                                               YEAR ENDED    PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                MAY 31,        MAY 31,         MAY 31,        MAY 31,
                                                                  2004         2003(1)          2004          2003(1)
                                                                  ----         -------          ----          -------
PRINCIPAL PROTECTION IV
(NUMBER OF SHARES)
Shares sold                                                             --     9,916,942               --     60,577,169
Dividends reinvested                                                85,420        22,439          379,544         46,173
Shares redeemed                                                 (3,588,838)   (1,423,194)     (10,943,351)    (2,987,738)
                                                              ------------   ------------   -------------   ------------
Net increase (decrease) in shares outstanding                   (3,503,418)    8,516,187      (10,563,807)    57,635,604
                                                              ============   ============   =============   ============
PRINCIPAL PROTECTION IV ($)
Shares sold                                                   $         --   $99,228,571    $          --   $605,772,093
Dividends reinvested                                               876,255       223,721        3,894,121        460,355
Shares redeemed                                                (37,587,165)  (14,390,222)    (113,940,554)   (30,123,037)
                                                              ------------   ------------   -------------   ------------
Net increase (decrease)                                       $(36,710,910)  $85,062,070    $(110,046,443)  $576,109,411
                                                              ============   ============   =============   ============

                                                                    CLASS C SHARES                 CLASS Q SHARES
                                                              ---------------------------   ----------------------------
                                                               YEAR ENDED    PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                MAY 31,        MAY 31,         MAY 31,        MAY 31,
                                                                  2004         2003(1)          2004          2003(1)
                                                                  ----         -------          ----          -------
PRINCIPAL PROTECTION IV
(NUMBER OF SHARES)
Shares sold                                                             --    18,644,359               --        204,998
Dividends reinvested                                                60,931        12,416            1,695            440
Shares redeemed                                                 (8,099,131)   (1,160,784)         (50,269)       (65,490)
                                                              ------------   ------------   -------------   ------------
Net increase (decrease) in shares outstanding                   (8,038,200)   17,495,991          (48,574)       139,948
                                                              ============   ============   =============   ============
PRINCIPAL PROTECTION IV ($)
Shares sold                                                   $         --   $186,443,012   $          --   $  2,051,626
Dividends reinvested                                               625,532       123,791           17,391          4,394
Shares redeemed                                                (84,321,473)  (11,703,116)        (521,591)      (661,198)
                                                              ------------   ------------   -------------   ------------
Net increase (decrease)                                       $(83,695,941)  $174,863,687   $    (504,200)  $  1,394,822
                                                              ============   ============   =============   ============

------------------

(1) Fund commenced operations on July 1, 2002.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)


                                                                    CLASS A SHARES                 CLASS B SHARES
                                                              ---------------------------   ----------------------------
                                                                  YEAR ENDED MAY 31,             YEAR ENDED MAY 31,
                                                              ---------------------------   ----------------------------
                                                                  2004         2003(1)          2004          2003(1)
                                                                  ----         -------          ----          -------
PRINCIPAL PROTECTION V
(NUMBER OF SHARES)
Shares sold                                                             --     7,731,926               --     48,857,255
Dividends reinvested                                               112,825            --          520,030             --
Shares redeemed                                                 (3,066,422)     (537,716)      (8,170,839)    (1,047,153)
                                                              ------------   ------------   -------------   ------------
Net increase (decrease) in shares outstanding                   (2,953,597)    7,194,210       (7,650,809)    47,810,102
                                                              ============   ============   =============   ============
PRINCIPAL PROTECTION V ($)
Shares sold                                                   $         --   $77,319,247    $          --   $488,574,388
Dividends reinvested                                             1,133,886            --        5,236,695             --
Shares redeemed                                                (31,419,248)   (5,414,708)     (83,500,552)   (10,540,483)
                                                              ------------   ------------   -------------   ------------
Net increase (decrease)                                       $(30,285,362)  $71,904,539    $ (78,263,857)  $478,033,905
                                                              ============   ============   =============   ============

                                                                    CLASS C SHARES               CLASS Q SHARES(2)
                                                              ---------------------------   ----------------------------
                                                               YEAR ENDED    PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                MAY 31,        MAY 31,         MAY 31,        MAY 31,
                                                                  2004         2003(1)          2004          2003(1)
                                                                  ----         -------          ----          -------
PRINCIPAL PROTECTION V
(NUMBER OF SHARES)
Shares sold                                                             --    10,556,394               --         17,500
Dividends reinvested                                                81,204            --               --             --
Shares redeemed                                                 (4,329,176)     (267,844)         (13,824)        (3,676)
                                                              ------------   ------------   -------------   ------------
Net increase (decrease) in shares outstanding                   (4,247,972)   10,288,550          (13,824)        13,824
                                                              ============   ============   =============   ============
PRINCIPAL PROTECTION V ($)
Shares sold                                                   $         --   $105,563,935   $          --   $    175,000
Dividends reinvested                                               817,723                             --             --
Shares redeemed                                                (44,277,453)   (2,716,917)        (143,838)       (37,000)
                                                              ------------   ------------   -------------   ------------
Net increase (decrease)                                       $(43,459,730)  $102,847,018   $    (143,838)  $    138,000
                                                              ============   ============   =============   ============

                                                                    CLASS A SHARES                 CLASS B SHARES
                                                              ---------------------------   ----------------------------
                                                               YEAR ENDED    PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                MAY 31,        MAY 31,         MAY 31,        MAY 31,
                                                                  2004         2003(3)          2004          2003(3)
                                                                  ----         -------          ----          -------
PRINCIPAL PROTECTION VI
(NUMBER OF SHARES)
Shares sold                                                             --     6,333,201               --     43,650,910
Dividends reinvested                                                59,009            --          232,991             --
Shares redeemed                                                 (1,903,216)     (180,807)      (6,380,073)      (485,600)
                                                              ------------   ------------   -------------   ------------
Net increase (decrease) in shares outstanding                   (1,844,207)    6,152,394       (6,147,082)    43,165,310
                                                              ============   ============   =============   ============
PRINCIPAL PROTECTION VI ($)
Shares sold                                                   $         --   $63,331,992    $          --   $436,509,079
Dividends reinvested                                               591,859            --        2,339,231             --
Shares redeemed                                                (19,427,049)   (1,823,400)     (64,956,205)    (4,914,000)
                                                              ------------   ------------   -------------   ------------
Net increase (decrease)                                       $(18,835,190)  $61,508,592    $ (62,616,974)  $431,595,079
                                                              ============   ============   =============   ============

                                                                    CLASS C SHARES                 CLASS Q SHARES
                                                              ---------------------------   ----------------------------
                                                               YEAR ENDED    PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                                                MAY 31,        MAY 31,         MAY 31,        MAY 31,
                                                                  2004         2003(3)          2004          2003(3)
                                                                  ----         -------          ----          -------
PRINCIPAL PROTECTION VI
(NUMBER OF SHARES)
Shares sold                                                             --    10,042,381               --         29,474
Dividends reinvested                                                40,979            --              406             --
Shares redeemed                                                 (3,461,259)     (134,446)              --             --
                                                              ------------   ------------   -------------   ------------
Net increase (decrease) in shares outstanding                   (3,420,280)    9,907,935              406         29,474
                                                              ============   ============   =============   ============
PRINCIPAL PROTECTION VI ($)
Shares sold                                                   $         --   $100,423,814   $          --   $    295,000
Dividends reinvested                                               411,432            --            4,076             --
Shares redeemed                                                (35,246,635)   (1,358,623)              --             --
                                                              ------------   ------------   -------------   ------------
Net increase (decrease)                                       $(34,835,203)  $99,065,191    $       4,076   $    295,000
                                                              ============   ============   =============   ============

------------------

(1) Fund commenced operations on November 1, 2002.

(2) Class Q shares of PPF V were all redeemed during the period and are no longer being offered.

(3) Fund commenced operations on February 3, 2003.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)


                                               CLASS A SHARES                CLASS B SHARES                 CLASS C SHARES
                                         ---------------------------   ---------------------------   ----------------------------
                                          YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                           MAY 31,        MAY 31,        MAY 31,        MAY 31,         MAY 31,        MAY 31,
                                             2004         2003(1)          2004         2003(1)          2004          2003(1)
                                             ----         -------          ----         -------          ----          -------
PRINCIPAL PROTECTION VII
(NUMBER OF SHARES)
Shares sold                                 2,083,874     1,102,994      11,662,174     9,265,490        4,123,160      2,004,273
Dividends reinvested                           44,585            --          86,623            --           29,507             --
Shares redeemed                            (1,023,987)         (202)     (2,609,291)      (61,639)      (1,659,767)       (13,407)
                                         ------------   -----------    ------------   ------------   -------------   ------------
Net increase in shares outstanding          1,104,472     1,102,792       9,139,506     9,203,851        2,492,900      1,990,866
                                         ============   ===========    ============   ============   =============   ============
PRINCIPAL PROTECTION VII ($)
Shares sold                              $ 20,837,851   $11,029,943    $116,622,041   $92,654,898    $  41,229,870   $ 20,042,730
Dividends reinvested                          436,037            --         854,800            --          290,348             --
Shares redeemed                           (10,221,967)       (2,021)    (26,156,354)     (616,395)     (16,520,392)      (134,069)
                                         ------------   -----------    ------------   ------------   -------------   ------------
Net increase                             $ 11,051,921   $11,027,922    $ 91,320,487   $92,038,503    $  24,999,826   $ 19,908,661
                                         ============   ===========    ============   ============   =============   ============

                                          CLASS A         CLASS B        CLASS C
                                           SHARES         SHARES          SHARES
                                        ------------   -------------   ------------
                                        PERIOD ENDED   PERIOD ENDED    PERIOD ENDED
                                          MAY 31,         MAY 31,        MAY 31,
                                          2004(2)         2004(2)        2004(2)
                                          -------         -------        -------
PRINCIPAL PROTECTION VIII
(NUMBER OF SHARES)
Shares sold                               2,708,122       11,208,345     3,668,221
Dividends reinvested                          1,516            6,815         1,616
Shares redeemed                            (463,935)        (577,778)     (311,236)
                                        ------------   -------------   ------------
Net increase in shares outstanding        2,245,703       10,637,382     3,358,601
                                        ============   =============   ============
PRINCIPAL PROTECTION VIII ($)
Shares sold                             $27,077,710    $ 112,063,568   $36,674,965
Dividends reinvested                         15,221           68,535        16,218
Shares redeemed                          (4,696,008)      (5,829,267)   (3,138,748)
                                        ------------   -------------   ------------
Net increase                            $22,396,923    $ 106,302,836   $33,552,435
                                        ============   =============   ============

                                          CLASS A         CLASS B        CLASS C
                                           SHARES         SHARES          SHARES
                                        ------------   -------------   ------------
                                        PERIOD ENDED   PERIOD ENDED    PERIOD ENDED
                                          MAY 31,         MAY 31,        MAY 31,
                                          2004(3)         2004(3)        2004(3)
                                          -------         -------        -------
PRINCIPAL PROTECTION FUND IX
(NUMBER OF SHARES)
Shares sold                               2,043,491        6,785,067     2,218,307
Dividends reinvested                             --               --            --
Shares redeemed                             (19,733)         (63,836)      (24,194)
                                        ------------   -------------   ------------
Net increase in shares outstanding        2,023,758        6,721,231     2,194,113
                                        ============   =============   ============
PRINCIPAL PROTECTION FUND IX ($)
Shares sold                             $20,434,916    $  67,850,682   $22,183,082
Dividends reinvested                             --               --            --
Shares redeemed                            (197,373)        (635,753)     (239,965)
                                        ------------   -------------   ------------
Net increase                            $20,237,543    $  67,214,929   $21,943,117
                                        ============   =============   ============

------------------

(1) Fund commenced operations on May 1, 2003.

(2) Fund commenced operations on October 1, 2003.

(3) Fund commenced operations on February 2, 2004.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)


                                                                 CLASS A         CLASS B        CLASS C
                                                                  SHARES         SHARES          SHARES
                                                               ------------   -------------   ------------
                                                               PERIOD ENDED   PERIOD ENDED    PERIOD ENDED
                                                                 MAY 31,         MAY 31,        MAY 31,
                                                                 2004(1)         2004(1)        2004(1)
                                                                 -------         -------        -------
PRINCIPAL PROTECTION FUND X
(NUMBER OF SHARES)
Shares sold                                                        504,695        1,248,355        204,552
Dividends reinvested                                                    --               --             --
Shares redeemed                                                        (28)            (298)       (21,999)
                                                               ------------   -------------   ------------
Net increase in shares outstanding                                 504,667        1,248,057        182,553
                                                               ============   =============   ============
PRINCIPAL PROTECTION FUND X ($)
Shares sold                                                    $ 5,046,968    $  12,483,551   $  2,045,521
Dividends reinvested                                                    --               --             --
Shares redeemed                                                       (285)          (2,981)      (219,994)
                                                               ------------   -------------   ------------
Net increase                                                   $ 5,046,683    $  12,480,570   $  1,825,527
                                                               ============   =============   ============

------------------
(1) Fund commenced operations on May 3, 2004.

NOTE 11 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, organizational and offering expenses, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2004:

                                                          ACCUMULATED
                                                          NET REALIZED
                                        UNDISTRIBUTED        GAINS
                            PAID-IN     NET INVESTMENT    (LOSSES) ON
                            CAPITAL         INCOME        INVESTMENTS
                           ---------   ----------------   ------------
Principal Protection       $      --       $ (2,232)        $ 2,232
Principal Protection II     (155,901)       153,874           2,027
Principal Protection III    (151,397)       148,813           2,584
Principal Protection IV      (96,829)        83,140          13,689
Principal Protection V      (153,525)       145,383           8,142
Principal Protection VI     (145,864)       138,372           7,492
Principal Protection VII    (557,490)       554,153           3,337
Principal Protection VIII   (153,410)       152,392           1,018
Principal Protection IX     (120,621)       120,370             251
Principal Protection X        (6,545)         6,545              --

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders were as follows:

                                          YEAR ENDED MAY 31, 2004
                                        ---------------------------
                                         ORDINARY       LONG-TERM
                                          INCOME      CAPITAL GAINS
                                        -----------   -------------
Principal Protection                    $ 4,941,594    $        --
Principal Protection II                   7,764,797             --
Principal Protection III                  5,409,645             --
Principal Protection IV                   6,816,803         29,479
Principal Protection V                    8,244,107             --
Principal Protection VI                   3,944,609             --
Principal Protection VII                  1,906,632             --
Principal Protection VIII                   126,191             --

                                          YEAR ENDED MAY 31, 2003
                                        ---------------------------
                                         ORDINARY       LONG-TERM
                                          INCOME      CAPITAL GAINS
                                        -----------   -------------
Principal Protection                    $ 8,585,680    $        --
Principal Protection II                  12,070,677             --
Principal Protection III                  5,888,147             --
Principal Protection IV                   1,824,372             --

--------------------------------------------------------------------------------

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2004:

                                     UNDISTRIBUTED   UNDISTRIBUTED                     POST-OCTOBER     UNREALIZED      CAPITAL
                                       ORDINARY        LONG-TERM     APPRECIATION/    CAPITAL LOSSES       LOSS        EXPIRATION
                                        INCOME       CAPITAL GAIN    (DEPRECIATION)      DEFERRED      CARRYFORWARDS     DATES
                                     -------------   -------------   --------------   --------------   -------------   ----------
Principal Protection                  $ 1,573,337     $       --      $10,757,549        $     --      $(14,011,387)      2011
Principal Protection II                 3,073,676             --       14,730,582              --       (31,774,803)      2011
Principal Protection III                2,408,613             --       14,040,216              --       (20,323,598)      2011
Principal Protection IV                 1,281,396      1,584,238       29,643,246              --                --         --
Principal Protection V                  9,186,833      4,437,054       (4,482,834)             --                --         --
Principal Protection VI                11,066,732      1,319,197       (6,631,429)             --                --         --
Principal Protection VII                2,340,463          2,752       (3,784,073)             --                --         --
Principal Protection VIII               1,325,297            796       (2,342,164)             --                --         --
Principal Protection IX                   220,274             --       (1,014,929)         (9,848)               --         --
Principal Protection X                      2,363             --              758              --                --         --

NOTE 12 -- LITIGATION

Lawsuits have been filed by certain shareholders on behalf of Principal Protection, Principal Protection II, and Principal Protection IV (the "Funds") against ING Investments, LLC, the Funds' adviser, Aeltus Investment Management Inc., the Funds' sub-adviser, and ING Funds Distributors, LLC, the Funds' distributor, (collectively, the "Defendants") that allege, among other things, that the Funds' advisory fees, sub-advisory fees and certain 12b-1 fees are excessive. The Funds are named as nominal defendants in each of these suits. The suits seek recovery by the Funds from the Defendants of any fees found to be excessive. The Defendants have advised the Funds that they believe the lawsuits are without merit, and they intend to vigorously defend themselves against the allegations.

NOTE 13 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 14 -- SUBSEQUENT EVENTS

Subsequent to the period ended May 31, 2004, Aeltus Investment Management, Inc., Sub-Adviser to the Funds, changed its name to ING Investment Management Co.

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND                                 as of May 31, 2004
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
COMMON STOCK: 11.6%
                     ADVERTISING: 0.0%
       1,550    @    Interpublic Group of Cos.,
                       Inc.                         $     22,289
         650         Omnicom Group                        51,916
                                                    ------------
                                                          74,205
                                                    ------------
                     AEROSPACE/DEFENSE: 0.2%
       4,870         Boeing Co.                          223,046
       1,100         General Dynamics Corp.              105,193
         630         Goodrich Corp.                       17,659
       1,550         Lockheed Martin Corp.                76,787
         150         Northrop Grumman Corp.               15,470
       1,500         Raytheon Co.                         49,875
         810         Rockwell Collins, Inc.               24,332
       1,800         United Technologies Corp.           152,298
                                                    ------------
                                                         664,660
                                                    ------------
                     AGRICULTURE: 0.1%
       6,840         Altria Group, Inc.                  328,115
         900         Monsanto Co.                         31,050
         300         RJ Reynolds Tobacco Holdings,
                       Inc.                               16,860
         550         UST, Inc.                            20,548
                                                    ------------
                                                         396,573
                                                    ------------
                     APPAREL: 0.1%
         700         Jones Apparel Group, Inc.            26,929
         610         Liz Claiborne, Inc.                  20,923
       1,470         Nike, Inc.                          104,591
         260         Reebok International Ltd.             9,425
         400         VF Corp.                             18,792
                                                    ------------
                                                         180,660
                                                    ------------
                     AUTO MANUFACTURERS: 0.1%
      10,580         Ford Motor Co.                      157,113
       1,900         General Motors Corp.                 86,241
         250    @    Navistar International Corp.          9,488
         900         Paccar, Inc.                         50,220
                                                    ------------
                                                         303,062
                                                    ------------
                     AUTO PARTS & EQUIPMENT: 0.0%
         600         Dana Corp.                           11,190
         280         Johnson Controls, Inc.               15,098
                                                    ------------
                                                          26,288
                                                    ------------
                     BANKS: 0.9%
       1,290         AmSouth Bancorp                      32,869
       9,394         Bank of America Corp.               780,922
       2,550         Bank of New York Co., Inc.           76,679
       3,860         Bank One Corp.                      187,017
         750         BB&T Corp.                           28,260
       1,047         Charter One Financial, Inc.          46,026
         600         Comerica, Inc.                       33,966
         750         Fifth Third Bancorp                  40,718
         430         First Horizon National Corp.         20,025
         980         Huntington Bancshares, Inc.          22,217
       1,580         KeyCorp                              49,628
         750         Marshall & Ilsley Corp.              30,863
       1,300         Mellon Financial Corp.               38,272
       3,540         National City Corp.                 125,635
         500         North Fork Bancorporation,
                       Inc.                               19,250
         750         Northern Trust Corp.                 32,213
         940         PNC Financial Services Group,
                       Inc.                               51,897
         710         Regions Financial Corp.              26,994
       1,280         SouthTrust Corp.                     43,354
       1,140         State Street Corp.                   55,199
         920         SunTrust Banks, Inc.                 59,874
       1,000         Synovus Financial Corp.              25,750
         730         Union Planters Corp.                 21,980


   Shares                                              Value
----------------------------------------------------------------
       6,580         US Bancorp                     $    184,898
       6,000         Wachovia Corp.                      283,259
       5,800         Wells Fargo & Co.                   341,039
         440         Zions Bancorporation                 26,972
                                                    ------------
                                                       2,685,776
                                                    ------------
                     BEVERAGES: 0.3%
       1,090         Anheuser-Busch Cos., Inc.            58,064
         380         Brown-Forman Corp.                   18,259
      11,020         Coca-Cola Co.                       565,877
       1,600         Coca-Cola Enterprises, Inc.          44,080
       1,070         Pepsi Bottling Group, Inc.           31,030
       5,830         PepsiCo, Inc.                       311,147
                                                    ------------
                                                       1,028,457
                                                    ------------
                     BIOTECHNOLOGY: 0.1%
       4,412    @    Amgen, Inc.                         241,336
         450    @    Biogen IDEC, Inc.                    27,968
         800    @    Chiron Corp.                         35,800
         200    @    Millipore Corp.                      10,998
                                                    ------------
                                                         316,102
                                                    ------------
                     BUILDING MATERIALS: 0.0%
         720    @    American Standard Cos., Inc.         27,014
       2,550         Masco Corp.                          73,823
         450         Vulcan Materials Co.                 20,142
                                                    ------------
                                                         120,979
                                                    ------------
                     CHEMICALS: 0.1%
         300         Air Products & Chemicals,
                       Inc.                               14,991
         250         Ashland, Inc.                        11,788
       3,350         Dow Chemical Co.                    133,664
         300         Eastman Chemical Co.                 13,902
         850         Ecolab, Inc.                         25,934
         650         Engelhard Corp.                      19,676
         340         International Flavors &
                       Fragrances, Inc.                   12,233
         880         PPG Industries, Inc.                 52,623
       1,320         Praxair, Inc.                        48,827
         690         Rohm & Haas Co.                      26,593
         650         Sherwin-Williams Co.                 25,545
         300         Sigma-Aldrich Corp.                  17,133
                                                    ------------
                                                         402,909
                                                    ------------
                     COMMERCIAL SERVICES: 0.1%
         570    @    Apollo Group, Inc.                   53,466
       5,850         Cendant Corp.                       134,199
         150         Deluxe Corp.                          6,423
         410         Equifax, Inc.                        10,049
         830         H&R Block, Inc.                      40,546
         500         Moody's Corp.                        32,695
       1,550         Paychex, Inc.                        58,141
         880         Robert Half International,
                       Inc.                               24,622
         450         RR Donnelley & Sons Co.              13,617
                                                    ------------
                                                         373,758
                                                    ------------
                     COMPUTERS: 0.4%
       1,750    @    Apple Computer, Inc.                 49,105
       8,650    @    Dell, Inc.                          304,307
       8,150    @    EMC Corp./Mass                       91,606
       1,200    @    Gateway, Inc.                         4,860
      10,267         Hewlett-Packard Co.                 218,071
       5,720         International Business
                       Machines Corp.                    506,735
         420    @    Lexmark International, Inc.          39,614
         550    @    NCR Corp.                            26,532
       1,900    @    Network Appliance, Inc.              37,620
         380    @    Sungard Data Systems, Inc.           10,530
       1,200    @    Unisys Corp.                         16,272
                                                    ------------
                                                       1,305,252
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND                     as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     COSMETICS/PERSONAL CARE: 0.3%
         405         Alberto-Culver Co.             $     19,043
         200         Avon Products, Inc.                  17,732
       1,750         Colgate-Palmolive Co.               100,100
       5,800         Gillette Co.                        249,922
       1,720         Kimberly-Clark Corp.                113,348
       4,440         Procter & Gamble Co.                478,721
                                                    ------------
                                                         978,866
                                                    ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
         300         WW Grainger, Inc.                    16,335
                                                    ------------
                                                          16,335
                                                    ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.0%
       4,480         American Express Co.                227,136
         350         Bear Stearns Cos., Inc.              28,371
       1,040         Capital One Financial Corp.          72,862
       4,410         Charles Schwab Corp.                 43,218
      17,600         Citigroup, Inc.                     817,167
       1,600         Countrywide Financial Corp.         103,200
       1,350    @    E*TRADE Group, Inc.                  15,404
       3,360         Fannie Mae                          227,472
         350         Federated Investors, Inc.            10,423
         800         Franklin Resources, Inc.             40,224
       2,280         Freddie Mac                         133,129
       2,150         Goldman Sachs Group, Inc.           201,907
         850         Janus Capital Group, Inc.            13,915
       9,400         JP Morgan Chase & Co.               346,295
       1,250         Lehman Brothers Holdings,
                       Inc.                               94,563
       4,205         MBNA Corp.                          106,807
       4,410         Merrill Lynch & Co., Inc.           250,488
       5,040         Morgan Stanley                      269,690
         950    @    Providian Financial Corp.            12,920
       1,410         SLM Corp.                            54,045
         400         T Rowe Price Group, Inc.             19,264
                                                    ------------
                                                       3,088,500
                                                    ------------
                     ELECTRIC: 0.3%
       3,400    @    AES Corp.                            31,756
         650         Ameren Corp.                         28,730
       1,530         American Electric Power Co.,
                       Inc.                               48,608
         980         Centerpoint Energy, Inc.             10,623
         300         Consolidated Edison, Inc.            11,778
         700         Constellation Energy Group,
                       Inc.                               26,768
       3,650         Duke Energy Corp.                    72,781
       1,940         Edison International                 46,832
         890         Entergy Corp.                        48,603
       2,340         Exelon Corp.                         77,921
       1,100         FirstEnergy Corp.                    42,900
         800         FPL Group, Inc.                      51,000
       1,100         NiSource, Inc.                       22,286
       1,480    @    PG&E Corp.                           42,180
         300         Pinnacle West Capital Corp.          12,087
         580         PPL Corp.                            25,027
         380         Progress Energy, Inc.                16,192
         790         Public Service Enterprise
                       Group, Inc.                        33,306
       2,490         Southern Co.                         72,011
         750         TECO Energy, Inc.                     9,120
       1,800         TXU Corp.                            67,266
       1,850         Xcel Energy, Inc.                    31,432
                                                    ------------
                                                         829,207
                                                    ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
       1,460         Emerson Electric Co.                 87,162
         500         Molex, Inc.                          14,680
                                                    ------------
                                                         101,842
                                                    ------------


   Shares                                              Value
----------------------------------------------------------------
                     ELECTRONICS: 0.1%
       1,550    @    Agilent Technologies, Inc.     $     39,835
         730         Applera Corp.-Applied
                       Biosystems Group                   14,147
         580    @    Jabil Circuit, Inc.                  16,420
         400         Parker Hannifin Corp.                22,224
         650         Perkinelmer, Inc.                    12,682
       2,950    @    Sanmina-SCI Corp.                    31,211
       2,650    @    Solectron Corp.                      14,575
         800         Symbol Technologies, Inc.            11,784
         250         Tektronix, Inc.                       7,890
         800    @    Thermo Electron Corp.                24,624
         450    @    Waters Corp.                         20,736
                                                    ------------
                                                         216,128
                                                    ------------
                     ENTERTAINMENT: 0.0%
       1,030         International Game Technology        40,479
                                                    ------------
                                                          40,479
                                                    ------------
                     ENVIRONMENTAL CONTROL: 0.0%
         530    @    Allied Waste Industries, Inc.         7,028
       1,840         Waste Management, Inc.               52,918
                                                    ------------
                                                          59,946
                                                    ------------
                     FOOD: 0.1%
       2,870         Archer-Daniels-Midland Co.           47,728
         550         Campbell Soup Co.                    14,031
       1,750         ConAgra Foods, Inc.                  49,210
         450         Hershey Foods Corp.                  39,929
       1,170         HJ Heinz Co.                         43,688
       1,260         Kellogg Co.                          53,424
         500         McCormick & Co., Inc.                17,725
         600    @    Safeway, Inc.                        13,536
       2,540         Sara Lee Corp.                       58,165
         530         Supervalu, Inc.                      16,441
         850         Sysco Corp.                          31,875
         700         WM Wrigley Jr. Co.                   43,960
                                                    ------------
                                                         429,712
                                                    ------------
                     FOREST PRODUCTS & PAPER: 0.1%
         130         Boise Cascade Corp.                   4,570
       1,300         Georgia-Pacific Corp.                46,566
       1,780         International Paper Co.              74,635
         550         Louisiana-Pacific Corp.              12,705
         600         Plum Creek Timber Co., Inc.          18,792
         200         Temple-Inland, Inc.                  13,064
       1,250         Weyerhaeuser Co.                     75,600
                                                    ------------
                                                         245,932
                                                    ------------
                     GAS: 0.0%
         660         KeySpan Corp.                        23,364
          60         Peoples Energy Corp.                  2,485
         990         Sempra Energy                        33,037
                                                    ------------
                                                          58,886
                                                    ------------
                     HAND/MACHINE TOOLS: 0.0%
         410         Black & Decker Corp.                 24,571
         140         Snap-On, Inc.                         4,708
         410         Stanley Works                        17,856
                                                    ------------
                                                          47,135
                                                    ------------
                     HEALTHCARE -- PRODUCTS: 0.4%
         200         Bausch & Lomb, Inc.                  12,204
       2,250         Baxter International, Inc.           70,740
         830         Becton Dickinson & Co.               41,766
         900         Biomet, Inc.                         36,108
       2,770    @    Boston Scientific Corp.             122,711
         270         CR Bard, Inc.                        30,286
       1,070         Guidant Corp.                        58,144
      10,100         Johnson & Johnson                   562,670
       4,050         Medtronic, Inc.                     193,994

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND                     as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     HEALTHCARE -- PRODUCTS (CONTINUED)
         610    @    St. Jude Medical, Inc.         $     46,519
       1,280         Stryker Corp.                        65,088
       1,150    @    Zimmer Holdings, Inc.                98,153
                                                    ------------
                                                       1,338,383
                                                    ------------
                     HEALTHCARE -- SERVICES: 0.2%
         710         Aetna, Inc.                          57,652
         810    @    Anthem, Inc.                         71,709
         750    @    Humana, Inc.                         12,803
         350         Manor Care, Inc.                     10,966
         350         Quest Diagnostics                    30,153
       3,610         UnitedHealth Group, Inc.            235,552
         930    @    WellPoint Health Networks           103,732
                                                    ------------
                                                         522,567
                                                    ------------
                     HOME BUILDERS: 0.0%
         560         Centex Corp.                         27,154
         200         KB Home                              13,176
                                                    ------------
                                                          40,330
                                                    ------------
                     HOME FURNISHINGS: 0.0%
         640         Leggett & Platt, Inc.                16,179
         370         Whirlpool Corp.                      24,616
                                                    ------------
                                                          40,795
                                                    ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
         270         Clorox Co.                           14,137
         630         Fortune Brands, Inc.                 47,439
                                                    ------------
                                                          61,576
                                                    ------------
                     INSURANCE: 0.6%
       1,290    @@   ACE Ltd.                             53,122
       1,770         Aflac, Inc.                          71,862
       3,200         Allstate Corp.                      140,735
         470         AMBAC Financial Group, Inc.          32,501
       8,900         American International Group        652,369
       1,000         AON Corp.                            27,630
         620         Chubb Corp.                          41,769
         820         Cigna Corp.                          55,596
         609         Cincinnati Financial Corp.           26,035
         950         Hartford Financial Services
                       Group, Inc.                        62,814
         510         Jefferson-Pilot Corp.                26,178
         850         Lincoln National Corp.               40,367
         650         Loews Corp.                          37,460
       1,770         Marsh & McLennan Cos., Inc.          78,092
         570         MBIA, Inc.                           31,572
       2,550         Metlife, Inc.                        90,653
         300         MGIC Investment Corp.                21,900
       1,070         Principal Financial Group            37,397
       1,010         Progressive Corp.                    86,628
       1,820         Prudential Financial, Inc.           80,626
         630         Safeco Corp.                         26,429
       2,250         St. Paul Cos.                        89,280
         480         Torchmark Corp.                      26,011
         450    @@   XL Capital Ltd.                      33,593
                                                    ------------
                                                       1,870,619
                                                    ------------
                     INTERNET: 0.1%
       2,150    @    eBay, Inc.                          190,920
         450    @    Monster Worldwide, Inc.              11,390
       1,450    @    Symantec Corp.                       66,410
       1,800    @    Yahoo!, Inc.                         55,188
                                                    ------------
                                                         323,908
                                                    ------------
                     IRON/STEEL: 0.0%
         250         Nucor Corp.                          16,463
         450         United States Steel Corp.            13,662
                                                    ------------
                                                          30,125
                                                    ------------


   Shares                                              Value
----------------------------------------------------------------
                     LEISURE TIME: 0.1%
         340         Brunswick Corp.                $     13,770
       2,100         Carnival Corp.                       89,481
       1,000         Harley-Davidson, Inc.                57,490
         500         Sabre Holdings Corp.                 12,750
                                                    ------------
                                                         173,491
                                                    ------------
                     LODGING: 0.0%
         330         Harrah's Entertainment, Inc.         16,962
       1,230         Hilton Hotels Corp.                  21,341
         800         Marriott International, Inc.         39,464
         650         Starwood Hotels & Resorts
                       Worldwide, Inc.                    27,417
                                                    ------------
                                                         105,184
                                                    ------------
                     MACHINERY -- CONSTRUCTION & MINING: 0.0%
       1,200         Caterpillar, Inc.                    90,420
                                                    ------------
                                                          90,420
                                                    ------------
                     MACHINERY -- DIVERSIFIED: 0.0%
         830         Deere & Co.                          54,531
         790         Rockwell Automation, Inc.            26,749
                                                    ------------
                                                          81,280
                                                    ------------
                     MEDIA: 0.3%
       2,100         Clear Channel Communications,
                       Inc.                               83,370
         250         Dow Jones & Co., Inc.                11,983
         910         Gannett Co., Inc.                    79,898
         260         Knight-Ridder, Inc.                  19,755
       1,110         McGraw-Hill Cos., Inc.               86,491
         220         Meredith Corp.                       11,541
         500         New York Times Co.                   23,315
      15,100    @    Time Warner, Inc.                   257,303
       1,020         Tribune Co.                          49,256
       5,810         Viacom, Inc.                        214,331
       7,070         Walt Disney Co.                     165,933
                                                    ------------
                                                       1,003,176
                                                    ------------
                     MINING: 0.1%
       3,200         Alcoa, Inc.                         100,160
         260         Freeport-McMoRan Copper &
                       Gold, Inc.                          8,744
         610         Newmont Mining Corp.                 24,223
         470    @    Phelps Dodge Corp.                   31,913
                                                    ------------
                                                         165,040
                                                    ------------
                     MISCELLANEOUS MANUFACTURING: 0.7%
       4,550         3M Co.                              384,748
         260         Cooper Industries Ltd.               14,794
         170         Crane Co.                             5,132
       1,000         Danaher Corp.                        47,030
         750         Dover Corp.                          29,220
         360         Eastman Kodak Co.                     9,425
         480         Eaton Corp.                          28,008
      34,730         General Electric Co.              1,080,797
       2,820         Honeywell International, Inc.        95,034
       1,050         Illinois Tool Works, Inc.            94,374
         220    @@   Ingersoll-Rand Co.                   14,366
         250         ITT Industries, Inc.                 20,138
         400         Pall Corp.                            9,672
         520         Textron, Inc.                        28,418
       6,700    @@   Tyco International Ltd.             206,293
                                                    ------------
                                                       2,067,449
                                                    ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
         720         Pitney Bowes, Inc.                   31,918
       2,590    @    Xerox Corp.                          35,068
                                                    ------------
                                                          66,986
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND                     as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     OIL AND GAS: 0.8%
         430         Amerada Hess Corp.             $     30,354
       1,050         Anadarko Petroleum Corp.             57,246
       1,094         Apache Corp.                         44,154
       1,160         Burlington Resources, Inc.           77,650
       6,100         ChevronTexaco Corp.                 551,440
       3,066         ConocoPhillips                      224,830
       1,320         Devon Energy Corp.                   78,355
         400         EOG Resources, Inc.                  21,372
      21,990         Exxon Mobil Corp.                   951,067
         200         Kerr-McGee Corp.                      9,850
       1,370         Marathon Oil Corp.                   45,676
         480   @,@@  Nabors Industries Ltd.               19,872
         450    @    Noble Corp.                          15,507
       1,720         Occidental Petroleum Corp.           76,024
         400         Sunoco, Inc.                         24,612
       1,090    @    Transocean, Inc.                     29,136
       1,000         Unocal Corp.                         35,630
         600         Valero Energy Corp.                  39,666
                                                    ------------
                                                       2,332,441
                                                    ------------
                     OIL AND GAS SERVICES: 0.1%
         450         Baker Hughes, Inc.                   15,314
         500    @    BJ Services Co.                      20,945
       1,950         Schlumberger Ltd.                   111,481
                                                    ------------
                                                         147,740
                                                    ------------
                     PACKAGING AND CONTAINERS: 0.0%
         270         Ball Corp.                           18,444
         340         Bemis Co.                             9,367
         880    @    Pactiv Corp.                         20,750
         500    @    Sealed Air Corp.                     25,135
                                                    ------------
                                                          73,696
                                                    ------------
                     PHARMACEUTICALS: 0.8%
       5,300         Abbott Laboratories                 218,413
         150         Allergan, Inc.                       13,335
         350         AmerisourceBergen Corp.              20,993
       6,650         Bristol-Myers Squibb Co.            168,046
         600         Cardinal Health, Inc.                40,626
       2,000    @    Caremark Rx, Inc.                    62,400
       3,900         Eli Lilly & Co.                     287,312
         250    @    Express Scripts, Inc.                19,565
       1,210    @    Forest Laboratories, Inc.            76,702
         980    @    King Pharmaceuticals, Inc.           13,093
       1,199    @    Medco Health Solutions, Inc.         42,001
       7,600         Merck & Co., Inc.                   359,479
      25,984         Pfizer, Inc.                        918,274
         290    @    Watson Pharmaceuticals, Inc.         10,832
       4,600         Wyeth                               165,600
                                                    ------------
                                                       2,416,671
                                                    ------------
                     PIPELINES: 0.0%
         450         Kinder Morgan, Inc.                  27,000
       1,750         Williams Cos., Inc.                  20,843
                                                    ------------
                                                          47,843
                                                    ------------
                     RETAIL: 0.9%
         350    @    Autonation, Inc.                      5,835
       1,000    @    Bed Bath & Beyond, Inc.              37,250
       1,850         Best Buy Co., Inc.                   97,606
       1,600         Costco Wholesale Corp.               60,448
         560         CVS Corp.                            23,341
         600         Darden Restaurants, Inc.             13,500
       1,610         Dollar General Corp.                 31,234
         270         Family Dollar Stores                  8,467
       1,070         Federated Department Stores          51,050
       5,220         Gap, Inc.                           126,063
      10,450         Home Depot, Inc.                    375,363
         950         JC Penney Co., Inc. Holding
                       Co.                                33,991
       2,880         Limited Brands                       55,584
       2,670         Lowe's Cos., Inc.                   143,032
       1,400         May Department Stores Co.            40,124


   Shares                                              Value
----------------------------------------------------------------
       5,800         McDonald's Corp.               $    153,120
         800         Nordstrom, Inc.                      32,440
       1,730    @    Office Depot, Inc.                   28,268
         890         RadioShack Corp.                     27,047
       1,350         Sears Roebuck and Co.                51,300
       2,670         Staples, Inc.                        73,639
       1,800    @    Starbucks Corp.                      73,152
       3,050         Target Corp.                        136,335
         500         Tiffany & Co                         17,685
       1,630         TJX Cos., Inc.                       40,603
         950    @    Toys R US, Inc.                      14,934
      14,670         Wal-Mart Stores, Inc.               817,558
       3,450         Walgreen Co.                        120,785
         510         Wendy's International, Inc.          19,273
       1,570    @    Yum! Brands, Inc.                    58,875
                                                    ------------
                                                       2,767,902
                                                    ------------
                     SAVINGS AND LOANS: 0.1%
         500         Golden West Financial Corp.          54,385
       3,120         Washington Mutual, Inc.             136,282
                                                    ------------
                                                         190,667
                                                    ------------
                     SEMICONDUCTORS: 0.5%
       1,250    @    Advanced Micro Devices, Inc.         19,438
       1,250    @    Altera Corp.                         28,613
       1,290         Analog Devices, Inc.                 63,404
       7,740    @    Applied Materials, Inc.             154,489
         850    @    Applied Micro Circuits Corp.          4,582
       1,000    @    Broadcom Corp.                       42,210
      21,850         Intel Corp.                         623,817
         600    @    Kla-Tencor Corp.                     28,908
       1,050         Linear Technology Corp.              41,643
       1,690    @    LSI Logic Corp.                      13,858
       1,100         Maxim Integrated Products            55,913
       2,150    @    Micron Technology, Inc.              32,315
       1,300    @    National Semiconductor Corp.         28,171
         510    @    Novellus Systems, Inc.               16,978
         650    @    Teradyne, Inc.                       14,489
       5,950         Texas Instruments, Inc.             155,354
       1,130         Xilinx, Inc.                         41,222
                                                    ------------
                                                       1,365,404
                                                    ------------
                     SOFTWARE: 0.6%
         810         Adobe Systems, Inc.                  36,150
         560         Autodesk, Inc.                       20,082
       1,920         Automatic Data Processing            85,306
       1,210    @    BMC Software, Inc.                   21,344
         850    @    Citrix Systems, Inc.                 17,893
       3,430         Computer Associates
                       International, Inc.                92,816
       1,900    @    Compuware Corp.                      15,105
       1,000    @    Electronic Arts, Inc.                50,830
       3,124         First Data Corp.                    135,238
         760    @    Fiserv, Inc.                         28,743
       1,250         IMS Health, Inc.                     31,100
         650    @    Intuit, Inc.                         25,467
         100    @    Mercury Interactive Corp.             4,794
      36,750         Microsoft Corp.                     968,362
       2,100    @    Novell, Inc.                         19,131
      17,630    @    Oracle Corp.                        199,571
       1,000    @    Peoplesoft, Inc.                     17,880
       2,650    @    Siebel Systems, Inc.                 28,620
       2,230    @    Veritas Software Corp.               59,318
                                                    ------------
                                                       1,857,750
                                                    ------------
                     TELECOMMUNICATIONS: 0.7%
       1,430         Alltel Corp.                         72,401
       2,638         AT&T Corp.                           43,738
       3,650    @    AT&T Wireless Services, Inc.         51,684
       2,200    @    Avaya, Inc.                          34,826
       6,300         BellSouth Corp.                     157,248
         680         CenturyTel, Inc.                     20,325

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND                     as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     TELECOMMUNICATIONS (CONTINUED)
      23,070    @    Cisco Systems, Inc.            $    511,000
         710    @    Comverse Technology, Inc.            12,546
       3,800    @    Corning, Inc.                        47,082
      13,700    @    Lucent Technologies, Inc.            48,909
      13,500         Motorola, Inc.                      266,895
       3,700    @    Nextel Communications, Inc.          85,581
       2,750         Qualcomm, Inc.                      184,443
       2,350    @    Qwest Communications
                       International                       8,813
      10,950         SBC Communications, Inc.            259,515
         770         Scientific-Atlanta, Inc.             26,503
       4,880         Sprint Corp.-FON Group               86,669
       1,720    @    Tellabs, Inc.                        13,657
       9,540         Verizon Communications, Inc.        329,893
                                                    ------------
                                                       2,261,728
                                                    ------------
                     TEXTILES: 0.0%
         550         Cintas Corp.                         24,959
                                                    ------------
                                                          24,959
                                                    ------------
                     TOYS/GAMES/HOBBIES: 0.0%
         920         Hasbro, Inc.                         18,087
                                                    ------------
                                                          18,087
                                                    ------------
                     TRANSPORTATION: 0.2%
       1,210         Burlington Northern Santa Fe
                       Corp.                              39,857
       1,400         FedEx Corp.                         103,012
       1,350         Norfolk Southern Corp.               32,711
         270         Ryder System, Inc.                   10,031
       3,880         United Parcel Service, Inc.         278,273
                                                    ------------
                                                         463,884
                                                    ------------
                     Total Common Stock (Cost
                       $28,351,388)                   35,941,750
                                                    ------------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                     REGIONAL MALLS: 0.0%
         710         Simon Property Group, Inc.           36,615
                                                    ------------
                                                          36,615
                                                    ------------
                     WAREHOUSE/INDUSTRIAL: 0.0%
         650         Prologis                             20,839
                                                    ------------
                                                          20,839
                                                    ------------
                     Total Real Estate Investment
                       Trusts
                       (Cost $52,367)                     57,454
                                                    ------------
 Principal
   Amount                                              Value
----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 61.4%
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION:
                       61.4%
$  5,000,000         3.08%, due 07/24/06            $  4,684,545
 100,000,000         3.23%, due 10/11/06              92,757,399
 100,000,000         3.23%, due 10/11/06              92,757,400
                                                    ------------
                     Total U.S. Government Agency
                       Obligations
                       (Cost $184,553,649)           190,199,344
                                                    ------------
U.S. TREASURY OBLIGATIONS: 27.0%
                     U.S. TREASURY STRIP PRINCIPAL: 27.0%
  40,684,000         2.53%, due 05/15/06              38,742,560
  48,574,000         3.07%, due 02/15/07              44,790,279
                                                    ------------
                     Total U.S. Treasury
                       Obligations
                       (Cost $82,441,052)             83,532,839
                                                    ------------
                     Total Long-Term Investments
                       (Cost $295,398,457)           309,731,387
                                                    ------------
REPURCHASE AGREEMENT: 0.5%
   1,693,000         Morgan Stanley Repurchase
                       Agreement dated 05/28/04,
                       1.010%, due 06/01/04,
                       $1,693,190 to be received
                       upon repurchased
                       (Collateralized by
                       $1,775,000 Federal Home
                       Loan Mortgage Corporation,
                       3.875% Market Value plus
                       accrued interest $1,772,140
                       due 01/12/09)                   1,693,000
                                                    ------------
                     Total Repurchase Agreements
                       (Cost $1,693,000)               1,693,000
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $297,091,457)*          100.5%   $311,424,387
            OTHER ASSETS AND
              LIABILITIES-NET                (0.5)     (1,628,235)
                                            -----    ------------
            NET ASSETS                      100.0%   $309,796,152
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $300,666,838.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $11,275,894
      Gross Unrealized Depreciation                    (518,345)
                                                    -----------
      Net Unrealized Appreciation                   $10,757,549
                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II                              as of May 31, 2004
--------------------------------------------------------------------------------

   Shares                                              Value
----------------------------------------------------------------
COMMON STOCK: 7.4%
                     ADVERTISING: 0.0%
       1,650    @    Interpublic Group of Cos.,
                       Inc.                         $     23,727
         550         Omnicom Group                        43,929
                                                    ------------
                                                          67,656
                                                    ------------
                     AEROSPACE/DEFENSE: 0.1%
       4,370         Boeing Co.                          200,146
       1,000         General Dynamics Corp.               95,630
         330         Goodrich Corp.                        9,250
       1,360         Lockheed Martin Corp.                67,374
         200         Northrop Grumman Corp.               20,626
       1,200         Raytheon Co.                         39,900
         690         Rockwell Collins, Inc.               20,728
       1,590         United Technologies Corp.           134,530
                                                    ------------
                                                         588,184
                                                    ------------
                     AGRICULTURE: 0.1%
       6,370         Altria Group, Inc.                  305,569
         850         Monsanto Co.                         29,325
         250         RJ Reynolds Tobacco Holdings,
                       Inc.                               14,050
         500         UST, Inc.                            18,680
                                                    ------------
                                                         367,624
                                                    ------------
                     APPAREL: 0.0%
         600         Jones Apparel Group, Inc.            23,082
         530         Liz Claiborne, Inc.                  18,179
       1,330         Nike, Inc.                           94,629
         250         Reebok International Ltd.             9,063
         350         VF Corp.                             16,443
                                                    ------------
                                                         161,396
                                                    ------------
                     AUTO MANUFACTURERS: 0.1%
       9,490         Ford Motor Co.                      140,927
       1,700         General Motors Corp.                 77,163
         840         Paccar, Inc.                         46,872
                                                    ------------
                                                         264,962
                                                    ------------
                     AUTO PARTS & EQUIPMENT: 0.0%
         550         Dana Corp.                           10,258
         220         Johnson Controls, Inc.               11,862
                                                    ------------
                                                          22,120
                                                    ------------
                     BANKS: 0.6%
       1,100         AmSouth Bancorp                      28,028
       8,319         Bank of America Corp.               691,557
       2,300         Bank of New York Co., Inc.           69,161
       3,420         Bank One Corp.                      165,699
         650         BB&T Corp.                           24,492
         671         Charter One Financial, Inc.          29,497
         450         Comerica, Inc.                       25,475
         700         Fifth Third BanCorp                  38,003
         480         First Horizon National Corp.         22,354
         870         Huntington Bancshares, Inc.          19,723
       1,380         KeyCorp                              43,346
         860         Marshall & Ilsley Corp.              35,389
       1,200         Mellon Financial Corp.               35,328
       3,150         National City Corp.                 111,794
         450         North Fork Bancorporation,
                       Inc.                               17,325
         650         Northern Trust Corp.                 27,918
         820         PNC Financial Services Group,
                       Inc.                               45,272
         870         Regions Financial Corp.              33,077
       1,000         SouthTrust Corp.                     33,870
       1,040         State Street Corp.                   50,357
         850         SunTrust Banks, Inc.                 55,318
         900         Synovus Financial Corp.              23,175
         790         Union Planters Corp.                 23,787
       5,930         US Bancorp                          166,633
       5,380         Wachovia Corp.                      253,990

   Shares                                              Value
----------------------------------------------------------------
       5,200         Wells Fargo & Co.              $    305,759
         370         Zions Bancorporation                 22,681
                                                    ------------
                                                       2,399,008
                                                    ------------
                     BEVERAGES: 0.2%
       1,000         Anheuser-Busch Cos., Inc.            53,270
         340         Brown-Forman Corp.                   16,337
       9,940         Coca-Cola Co.                       510,418
       1,430         Coca-Cola Enterprises, Inc.          39,397
         770         Pepsi Bottling Group, Inc.           22,330
       5,240         PepsiCo, Inc.                       279,659
                                                    ------------
                                                         921,411
                                                    ------------
                     BIOTECHNOLOGY: 0.1%
       3,968    @    Amgen, Inc.                         217,049
         400    @    Biogen IDEC, Inc.                    24,860
         750    @    Chiron Corp.                         33,563
         200    @    Millipore Corp.                      10,998
                                                    ------------
                                                         286,470
                                                    ------------
                     BUILDING MATERIALS: 0.0%
         570    @    American Standard Cos., Inc.         21,386
       2,300         Masco Corp.                          66,585
         400         Vulcan Materials Co.                 17,904
                                                    ------------
                                                         105,875
                                                    ------------
                     CHEMICALS: 0.1%
         300         Air Products & Chemicals,
                       Inc.                               14,991
         250         Ashland, Inc.                        11,788
       3,000         Dow Chemical Co.                    119,700
         250         Eastman Chemical Co.                 11,585
         730         Ecolab, Inc.                         22,272
         550         Engelhard Corp.                      16,649
         400    @    Hercules, Inc.                        4,232
         430         International Flavors &
                       Fragrances, Inc.                   15,471
         770         PPG Industries, Inc.                 46,046
         980         Praxair, Inc.                        36,250
         610         Rohm & Haas Co.                      23,509
         650         Sherwin-Williams Co.                 25,545
         250         Sigma-Aldrich Corp.                  14,278
                                                    ------------
                                                         362,316
                                                    ------------
                     COMMERCIAL SERVICES: 0.1%
         500    @    Apollo Group, Inc.                   46,900
       5,250         Cendant Corp.                       120,435
         120         Deluxe Corp.                          5,138
         560         Equifax, Inc.                        13,726
         720         H&R Block, Inc.                      35,172
         450         Moody's Corp.                        29,426
       1,400         Paychex, Inc.                        52,514
         790         Robert Half International,
                       Inc.                               22,104
         400         RR Donnelley & Sons Co.              12,104
                                                    ------------
                                                         337,519
                                                    ------------
                     COMPUTERS: 0.3%
       1,150    @    Apple Computer, Inc.                 32,269
       7,780    @    Dell, Inc.                          273,700
       7,300    @    EMC Corp./Mass                       82,052
       1,050    @    Gateway, Inc.                         4,253
       9,302         Hewlett-Packard Co.                 197,574
       5,240         International Business
                       Machines Corp.                    464,213
         370    @    Lexmark International, Inc.          34,898
         450    @    NCR Corp.                            21,708
       1,700    @    Network Appliance, Inc.              33,660
         340    @    Sungard Data Systems, Inc.            9,421
       1,100    @    Unisys Corp.                         14,916
                                                    ------------
                                                       1,168,664
                                                    ------------
                     COSMETICS/PERSONAL CARE: 0.2%
         375         Alberto-Culver Co.                   17,633
         300         Avon Products, Inc.                  26,598

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

   Shares                                              Value
----------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
       1,550         Colgate-Palmolive Co.          $     88,660
       5,170         Gillette Co.                        222,775
       1,550         Kimberly-Clark Corp.                102,145
       3,980         Procter & Gamble Co.                429,123
                                                    ------------
                                                         886,934
                                                    ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
         250         WW Grainger, Inc.                    13,613
                                                    ------------
                                                          13,613
                                                    ------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.6%
       3,920         American Express Co.                198,744
         330         Bear Stearns Cos., Inc.              26,750
         940         Capital One Financial Corp.          65,856
       3,990         Charles Schwab Corp.                 39,102
      15,800         Citigroup, Inc.                     733,593
       1,430         Countrywide Financial Corp.          92,235
       1,200    @    E*TRADE Group, Inc.                  13,692
       2,980         Fannie Mae                          201,746
         300         Federated Investors, Inc.             8,934
         700         Franklin Resources, Inc.             35,196
       2,040         Freddie Mac                         119,116
       1,950         Goldman Sachs Group, Inc.           183,125
         750         Janus Capital Group, Inc.            12,278
       8,430         JP Morgan Chase & Co.               310,560
       1,140         Lehman Brothers Holdings,
                       Inc.                               86,241
       3,775         MBNA Corp.                           95,885
       3,960         Merrill Lynch & Co., Inc.           224,928
       4,500         Morgan Stanley                      240,795
         900    @    Providian Financial Corp.            12,240
       1,410         SLM Corp.                            54,045
         400         T Rowe Price Group, Inc.             19,264
                                                    ------------
                                                       2,774,325
                                                    ------------
                     ELECTRIC: 0.2%
       3,050    @    AES Corp.                            28,487
         600         Ameren Corp.                         26,520
       1,400         American Electric Power Co.,
                       Inc.                               44,478
         960         Centerpoint Energy, Inc.             10,406
         300         Consolidated Edison, Inc.            11,778
         700         Constellation Energy Group,
                       Inc.                               26,768
       3,300         Duke Energy Corp.                    65,802
       1,740         Edison International                 42,004
         800         Entergy Corp.                        43,688
       2,000         Exelon Corp.                         66,599
       1,000         FirstEnergy Corp.                    39,000
         680         FPL Group, Inc.                      43,350
         730         NiSource, Inc.                       14,790
       1,300    @    PG&E Corp.                           37,050
         250         Pinnacle West Capital Corp.          10,073
         510         PPL Corp.                            22,007
         360         Progress Energy, Inc.                15,340
         690         Public Service Enterprise
                       Group, Inc.                        29,090
       2,260         Southern Co.                         65,359
         700         TECO Energy, Inc.                     8,512
       1,600         TXU Corp.                            59,792
       1,650         Xcel Energy, Inc.                    28,034
                                                    ------------
                                                         738,927
                                                    ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
       1,280         Emerson Electric Co.                 76,416
         230         Molex, Inc.                           6,753
                                                    ------------
                                                          83,169
                                                    ------------
                     ELECTRONICS: 0.1%
       1,400    @    Agilent Technologies, Inc.           35,980
         590         Applera Corp.-Applied
                       Biosystems Group                   11,434
         540    @    Jabil Circuit, Inc.                  15,287

   Shares                                              Value
----------------------------------------------------------------
         350         Parker Hannifin Corp.          $     19,446
         550         Perkinelmer, Inc.                    10,731
       2,650    @    Sanmina-SCI Corp.                    28,037
       2,350    @    Solectron Corp.                      12,925
         750         Symbol Technologies, Inc.            11,048
         350         Tektronix, Inc.                      11,046
         700    @    Thermo Electron Corp.                21,546
         400    @    Waters Corp.                         18,432
                                                    ------------
                                                         195,912
                                                    ------------
                     ENTERTAINMENT: 0.0%
       1,080         International Game Technology        42,444
                                                    ------------
                                                          42,444
                                                    ------------
                     ENVIRONMENTAL CONTROL: 0.0%
         850    @    Allied Waste Industries, Inc.        11,271
       1,880         Waste Management, Inc.               54,069
                                                    ------------
                                                          65,340
                                                    ------------
                     FOOD: 0.1%
       2,600         Archer-Daniels-Midland Co.           43,238
         500         Campbell Soup Co.                    12,755
       1,550         ConAgra Foods, Inc.                  43,586
         400         Hershey Foods Corp.                  35,492
       1,050         HJ Heinz Co.                         39,207
       1,120         Kellogg Co.                          47,488
         450         McCormick & Co., Inc.                15,953
         500    @    Safeway, Inc.                        11,280
       2,220         Sara Lee Corp.                       50,838
         510         Supervalu, Inc.                      15,820
         800         Sysco Corp.                          30,000
         600         WM Wrigley Jr. Co.                   37,680
                                                    ------------
                                                         383,337
                                                    ------------
                     FOREST PRODUCTS & PAPER: 0.1%
         110         Boise Cascade Corp.                   3,867
       1,150         Georgia-Pacific Corp.                41,193
       1,590         International Paper Co.              66,669
         500         Louisiana-Pacific Corp.              11,550
         550         Plum Creek Timber Co., Inc.          17,226
         250         Temple-Inland, Inc.                  16,330
       1,150         Weyerhaeuser Co.                     69,551
                                                    ------------
                                                         226,386
                                                    ------------
                     GAS: 0.0%
         570         KeySpan Corp.                        20,178
          50         Peoples Energy Corp.                  2,071
         860         Sempra Energy                        28,698
                                                    ------------
                                                          50,947
                                                    ------------
                     HAND/MACHINE TOOLS: 0.0%
         200         Black & Decker Corp.                 11,986
         120         Snap-On, Inc.                         4,036
         380         Stanley Works                        16,549
                                                    ------------
                                                          32,571
                                                    ------------
                     HEALTHCARE -- PRODUCTS: 0.3%
         150         Bausch & Lomb, Inc.                   9,153
       2,000         Baxter International, Inc.           62,880
         760         Becton Dickinson & Co.               38,243
         800         Biomet, Inc.                         32,096
       2,480    @    Boston Scientific Corp.             109,864
         200         CR Bard, Inc.                        22,434
         940         Guidant Corp.                        51,080
       8,950         Johnson & Johnson                   498,604
       3,600         Medtronic, Inc.                     172,440
         510    @    St. Jude Medical, Inc.               38,893
       1,100         Stryker Corp.                        55,935
       1,000    @    Zimmer Holdings, Inc.                85,350
                                                    ------------
                                                       1,176,972
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

   Shares                                              Value
----------------------------------------------------------------
                     HEALTHCARE -- SERVICES: 0.1%
         610         Aetna, Inc.                    $     49,532
         700    @    Anthem, Inc.                         61,971
         750    @    Humana, Inc.                         12,803
         300         Manor Care, Inc.                      9,399
         300         Quest Diagnostics                    25,845
       3,230         UnitedHealth Group, Inc.            210,757
         760    @    WellPoint Health Networks            84,770
                                                    ------------
                                                         455,077
                                                    ------------
                     HOME BUILDERS: 0.0%
         540         Centex Corp.                         26,185
         230         KB Home                              15,152
                                                    ------------
                                                          41,337
                                                    ------------
                     HOME FURNISHINGS: 0.0%
         250         Leggett & Platt, Inc.                 6,320
         300         Whirlpool Corp.                      19,959
                                                    ------------
                                                          26,279
                                                    ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
         270         Clorox Co.                           14,137
         510         Fortune Brands, Inc.                 38,403
                                                    ------------
                                                          52,540
                                                    ------------
                     INSURANCE: 0.4%
       1,170    @@   ACE Ltd.                             48,181
       1,550         Aflac, Inc.                          62,930
       2,850         Allstate Corp.                      125,342
         300         AMBAC Financial Group, Inc.          20,745
       8,000         American International Group        586,399
       1,000         AON Corp.                            27,630
         560         Chubb Corp.                          37,727
         740         Cigna Corp.                          50,172
         525         Cincinnati Financial Corp.           22,444
         850         Hartford Financial Services
                       Group, Inc.                        56,202
         460         Jefferson-Pilot Corp.                23,612
         750         Lincoln National Corp.               35,618
         600         Loews Corp.                          34,578
       1,560         Marsh & McLennan Cos., Inc.          68,827
         420         MBIA, Inc.                           23,264
       2,250         Metlife, Inc.                        79,988
         300         MGIC Investment Corp.                21,900
         970         Principal Financial Group            33,902
         890         Progressive Corp.                    76,335
       1,600         Prudential Financial, Inc.           70,880
         580         Safeco Corp.                         24,331
       2,000         St. Paul Cos.                        79,360
         520         Torchmark Corp.                      28,179
         400    @@   XL Capital Ltd.                      29,860
                                                    ------------
                                                       1,668,406
                                                    ------------
                     INTERNET: 0.1%
       2,050    @    eBay, Inc.                          182,040
         400    @    Monster Worldwide, Inc.              10,124
       1,300    @    Symantec Corp.                       59,540
       1,680    @    Yahoo!, Inc.                         51,509
                                                    ------------
                                                         303,213
                                                    ------------
                     IRON/STEEL: 0.0%
         250         Nucor Corp.                          16,463
         400         United States Steel Corp.            12,144
                                                    ------------
                                                          28,607
                                                    ------------
                     LEISURE TIME: 0.0%
         360         Brunswick Corp.                      14,580
       1,900         Carnival Corp.                       80,959
         880         Harley-Davidson, Inc.                50,591
         450         Sabre Holdings Corp.                 11,475
                                                    ------------
                                                         157,605
                                                    ------------

   Shares                                              Value
----------------------------------------------------------------
                     LODGING: 0.0%
         520         Harrah's Entertainment, Inc.   $     26,728
       1,100         Hilton Hotels Corp.                  19,085
         700         Marriott International, Inc.         34,531
         600         Starwood Hotels & Resorts
                       Worldwide, Inc.                    25,308
                                                    ------------
                                                         105,652
                                                    ------------
                     MACHINERY -- CONSTRUCTION & MINING: 0.0%
       1,100         Caterpillar, Inc.                    82,885
                                                    ------------
                                                          82,885
                                                    ------------
                     MACHINERY -- DIVERSIFIED: 0.0%
         730         Deere & Co.                          47,961
         780         Rockwell Automation, Inc.            26,411
                                                    ------------
                                                          74,372
                                                    ------------
                     MEDIA: 0.2%
       1,850         Clear Channel Communications,
                       Inc.                               73,445
         250         Dow Jones & Co., Inc.                11,983
         790         Gannett Co., Inc.                    69,362
         200         Knight-Ridder, Inc.                  15,196
       1,010         McGraw-Hill Cos., Inc.               78,699
         190         Meredith Corp                         9,967
         450         New York Times Co.                   20,984
      13,500    @    Time Warner, Inc.                   230,039
         890         Tribune Co.                          42,978
       5,250         Viacom, Inc.                        193,673
       6,180         Walt Disney Co.                     145,045
                                                    ------------
                                                         891,371
                                                    ------------
                     MINING: 0.0%
       2,900         Alcoa, Inc.                          90,770
         200         Freeport-McMoRan Copper &
                       Gold, Inc.                          6,726
         560         Newmont Mining Corp.                 22,238
         440    @    Phelps Dodge Corp.                   29,876
                                                    ------------
                                                         149,610
                                                    ------------
                     MISCELLANEOUS MANUFACTURING: 0.4%
       4,070         3M Co.                              344,159
         250         Cooper Industries Ltd.               14,225
         140         Crane Co.                             4,227
         900         Danaher Corp.                        42,327
         650         Dover Corp.                          25,324
         350         Eastman Kodak Co.                     9,163
         450         Eaton Corp.                          26,258
      31,220         General Electric Co.                971,565
       2,580         Honeywell International, Inc.        86,946
         880         Illinois Tool Works, Inc.            79,094
         190    @@   Ingersoll-Rand Co.                   12,407
         230         ITT Industries, Inc.                 18,527
         350         Pall Corp.                            8,463
         530         Textron, Inc.                        28,965
       5,950    @@   Tyco International Ltd.             183,201
                                                    ------------
                                                       1,854,851
                                                    ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
         980         Pitney Bowes, Inc.                   43,443
       2,820    @    Xerox Corp.                          38,183
                                                    ------------
                                                          81,626
                                                    ------------
                     OIL AND GAS: 0.5%
         410         Amerada Hess Corp.                   28,942
         700         Anadarko Petroleum Corp.             38,164
         980         Apache Corp.                         39,553
       1,040         Burlington Resources, Inc.           69,618
       5,450         ChevronTexaco Corp.                 492,679
       2,726         ConocoPhillips                      199,897
       1,200         Devon Energy Corp.                   71,231
         350         EOG Resources, Inc.                  18,701
      19,680         Exxon Mobil Corp.                   851,159

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

   Shares                                              Value
----------------------------------------------------------------
                     OIL AND GAS (CONTINUED)
         300         Kerr-McGee Corp.               $     14,775
       1,390         Marathon Oil Corp.                   46,343
         140   @,@@  Nabors Industries Ltd.                5,796
         450    @    Noble Corp.                          15,507
       1,520         Occidental Petroleum Corp.           67,184
         350         Sunoco, Inc.                         21,536
         960    @    Transocean, Inc.                     25,661
         820         Unocal Corp.                         29,217
         500         Valero Energy Corp.                  33,055
                                                    ------------
                                                       2,069,018
                                                    ------------
                     OIL AND GAS SERVICES: 0.0%
         400         Baker Hughes, Inc.                   13,612
         450    @    BJ Services Co.                      18,851
       1,750         Schlumberger Ltd.                   100,047
                                                    ------------
                                                         132,510
                                                    ------------
                     PACKAGING AND CONTAINERS: 0.0%
         150         Ball Corp.                           10,247
         280         Bemis Co.                             7,714
         610    @    Pactiv Corp.                         14,384
         450    @    Sealed Air Corp.                     22,621
                                                    ------------
                                                          54,966
                                                    ------------
                     PHARMACEUTICALS: 0.5%
       4,750         Abbott Laboratories                 195,748
         150         Allergan, Inc.                       13,335
         300         AmerisourceBergen Corp.              17,994
       6,000         Bristol-Myers Squibb Co.            151,620
         550         Cardinal Health, Inc.                37,241
       1,800    @    Caremark Rx, Inc.                    56,160
       3,450         Eli Lilly & Co.                     254,161
         250    @    Express Scripts, Inc.                19,565
       1,080    @    Forest Laboratories, Inc.            68,461
         890    @    King Pharmaceuticals, Inc.           11,890
       1,062    @    Medco Health Solutions, Inc.         37,202
       6,860         Merck & Co., Inc.                   324,477
      23,346         Pfizer, Inc.                        825,047
         350    @    Watson Pharmaceuticals, Inc.         13,073
       3,950         Wyeth                               142,200
                                                    ------------
                                                       2,168,174
                                                    ------------
                     PIPELINES: 0.0%
         400         Kinder Morgan, Inc.                  24,000
       1,600         Williams Cos., Inc.                  19,056
                                                    ------------
                                                          43,056
                                                    ------------
                     RETAIL: 0.6%
         300    @    Autonation, Inc.                      5,001
         910    @    Bed Bath & Beyond, Inc.              33,898
       1,650         Best Buy Co., Inc.                   87,054
       1,450         Costco Wholesale Corp.               54,781
         500         CVS Corp.                            20,840
         550         Darden Restaurants, Inc.             12,375
       1,040         Dollar General Corp.                 20,176
         210         Family Dollar Stores                  6,586
         930         Federated Department Stores          44,370
       4,720         Gap, Inc.                           113,988
       9,400         Home Depot, Inc.                    337,647
         850         JC Penney Co., Inc. Holding
                       Co.                                30,413
       2,610         Limited Brands                       50,373
       2,430         Lowe's Cos., Inc.                   130,175
       1,250         May Department Stores Co.            35,825
       5,200         McDonald's Corp.                    137,280
         700         Nordstrom, Inc.                      28,385
       1,450    @    Office Depot, Inc.                   23,693
         800         RadioShack Corp.                     24,312
       1,200         Sears Roebuck and Co.                45,600
       2,420         Staples, Inc.                        66,744
       1,610    @    Starbucks Corp.                      65,430
       2,750         Target Corp.                        122,925
         450         Tiffany & Co.                        15,917

   Shares                                              Value
----------------------------------------------------------------
       1,460         TJX Cos., Inc.                 $     36,369
         650    @    Toys R US, Inc.                      10,218
      13,200         Wal-Mart Stores, Inc.               735,635
       3,100         Walgreen Co.                        108,531
         470         Wendy's International, Inc.          17,761
       1,200    @    Yum! Brands, Inc.                    45,000
                                                    ------------
                                                       2,467,302
                                                    ------------
                     SAVINGS AND LOANS: 0.0%
         460         Golden West Financial Corp.          50,034
       2,770         Washington Mutual, Inc.             120,994
                                                    ------------
                                                         171,028
                                                    ------------
                     SEMICONDUCTORS: 0.3%
       1,100    @    Advanced Micro Devices, Inc.         17,105
       1,130    @    Altera Corp.                         25,866
       1,180         Analog Devices, Inc.                 57,997
       6,920    @    Applied Materials, Inc.             138,123
         750    @    Applied Micro Circuits Corp.          4,043
         900    @    Broadcom Corp.                       37,989
      19,560         Intel Corp.                         558,437
         550    @    Kla-Tencor Corp.                     26,499
         930         Linear Technology Corp.              36,884
       1,240    @    LSI Logic Corp.                      10,168
       1,000         Maxim Integrated Products            50,830
       1,950    @    Micron Technology, Inc.              29,309
       1,200    @    National Semiconductor Corp.         26,004
         180    @    Novellus Systems, Inc.                5,992
         600    @    Teradyne, Inc.                       13,374
       5,350         Texas Instruments, Inc.             139,688
       1,000         Xilinx, Inc.                         36,480
                                                    ------------
                                                       1,214,788
                                                    ------------
                     SOFTWARE: 0.4%
         730         Adobe Systems, Inc.                  32,580
         560         Autodesk, Inc.                       20,082
       1,890         Automatic Data Processing            83,973
       1,120    @    BMC Software, Inc.                   19,757
         670    @    Citrix Systems, Inc.                 14,104
       3,070         Computer Associates
                       International, Inc.                83,074
       1,700    @    Compuware Corp.                      13,515
         910    @    Electronic Arts, Inc.                46,255
       2,609         First Data Corp.                    112,944
         600    @    Fiserv, Inc.                         22,692
       1,200         IMS Health, Inc.                     29,856
         560    @    Intuit, Inc.                         21,941
          90    @    Mercury Interactive Corp.             4,315
      33,040         Microsoft Corp.                     870,603
       1,900    @    Novell, Inc.                         17,309
      15,750    @    Oracle Corp.                        178,289
         900    @    Peoplesoft, Inc.                     16,092
       2,340    @    Siebel Systems, Inc.                 25,272
       2,030    @    Veritas Software Corp.               53,998
                                                    ------------
                                                       1,666,651
                                                    ------------
                     TELECOMMUNICATIONS: 0.5%
       1,310         Alltel Corp.                         66,325
       2,342         AT&T Corp.                           38,830
       3,250    @    AT&T Wireless Services, Inc.         46,020
       1,950    @    Avaya, Inc.                          30,869
       5,660         BellSouth Corp.                     141,274
         570         CenturyTel, Inc.                     17,037
      20,710    @    Cisco Systems, Inc.                 458,726
         800    @    Comverse Technology, Inc.            14,136
       3,400    @    Corning, Inc.                        42,126
      12,350    @    Lucent Technologies, Inc.            44,090
      12,100         Motorola, Inc.                      239,217
       3,350    @    Nextel Communications, Inc.          77,486
       2,500         Qualcomm, Inc.                      167,675
       2,100    @    Qwest Communications
                       International                       7,875
      10,080         SBC Communications, Inc.            238,896
         620         Scientific-Atlanta, Inc.             21,340

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND II                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

   Shares                                              Value
----------------------------------------------------------------
                     TELECOMMUNICATIONS (CONTINUED)
       4,390         Sprint Corp.-FON Group         $     77,966
       1,590    @    Tellabs, Inc.                        12,625
       8,610         Verizon Communications, Inc.        297,734
                                                    ------------
                                                       2,040,247
                                                    ------------
                     TEXTILES: 0.0%
         500         Cintas Corp.                         22,690
                                                    ------------
                                                          22,690
                                                    ------------
                     TOYS/GAMES/HOBBIES: 0.0%
         800         Hasbro, Inc.                         15,728
                                                    ------------
                                                          15,728
                                                    ------------
                     TRANSPORTATION: 0.1%
       1,060         Burlington Northern Santa Fe
                       Corp.                              34,916
       1,260         FedEx Corp.                          92,711
       1,250         Norfolk Southern Corp.               30,288
         310         Ryder System, Inc.                   11,517
       3,480         United Parcel Service, Inc.         249,585
                                                    ------------
                                                         419,017
                                                    ------------
                     Total Common Stock
                       (Cost $25,438,166)             32,182,688
                                                    ------------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                     REGIONAL MALLS: 0.0%
         640         Simon Property Group, Inc.           33,005
                                                    ------------
                                                          33,005
                                                    ------------
                     WAREHOUSE/INDUSTRIAL: 0.0%
         550         Prologis                             17,633
                                                    ------------
                                                          17,633
                                                    ------------
                     Total Real Estate Investment
                       Trusts
                       (Cost $44,473)                     50,638
                                                    ------------
 Principal
   Amount                                              Value
----------------------------------------------------------------
         U.S. GOVERNMENT AGENCY OBLIGATIONS: 66.6%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION:
                       4.2%
$ 20,000,000         3.30%, due 01/26/07            $ 18,367,500
                                                    ------------
                                                      18,367,500
                                                    ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION:
                       62.4%
  13,653,000         3.30%, due 01/15/07              12,538,915
 285,000,000         3.45%, due 01/31/07             260,328,120
                                                    ------------
                                                     272,867,035
                                                    ------------
                     Total U.S. Government Agency
                       Obligations
                       (Cost $280,575,198)           291,234,535
                                                    ------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 23.8%
                     U.S. TREASURY STRIP PRINCIPAL: 23.8%
$111,647,000         United States Treasury Strip
                       Principal, 2.85%, due
                       11/15/06                     $104,180,719
                                                    ------------
                     Total U.S. Treasury
                       Obligations
                       (Cost $104,000,523)           104,180,719
                                                    ------------
BONDS/NOTES: 2.1%
                     SOVEREIGN: 2.1%
   4,000,000         Financing Corp. FICO, 3.20%,
                       due 12/06/06                    3,695,612
   5,827,000         Israel Trust, 3.33%, due
                       11/15/06                        5,379,597
                                                    ------------
                     Total Bonds/Notes
                       (Cost $8,762,900)               9,075,209
                                                    ------------
                     Total Long-Term Investments
                       (Cost $418,821,260)           436,723,789
                                                    ------------
REPURCHASE AGREEMENT: 0.5%
   2,026,000         Morgan Stanley Repurchase
                       Agreement dated 05/28/04,
                       1.010%, due 06/01/04,
                       $2,026,227 to be received
                       upon repurchased
                       (Collateralized by
                       $2,125,000 Federal Home
                       Loan Mortgage Corporation,
                       3.875% Market Value plus
                       accrued interest $2,121,576
                       due 01/12/09)                   2,026,000
                                                    ------------
                     Total Repurchase Agreement
                       (Cost $2,026,000)               2,026,000
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $420,847,260)*          100.4%   $438,749,789
            OTHER ASSETS AND
              LIABILITIES-NET                (0.4)     (1,652,158)
                                            -----    ------------
            NET ASSETS                      100.0%   $437,097,631
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $424,019,207.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $14,841,657
      Gross Unrealized Depreciation                    (111,075)
                                                    -----------
      Net Unrealized Appreciation                   $14,730,582
                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III                             as of May 31, 2004
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
COMMON STOCK: 12.7%
                     ADVERTISING: 0.0%
       2,200    @    Interpublic Group of Cos.,
                       Inc.                         $     31,636
         700         Omnicom Group                        55,909
                                                    ------------
                                                          87,545
                                                    ------------
                     AEROSPACE/DEFENSE: 0.2%
       5,800         Boeing Co.                          265,639
       1,350         General Dynamics Corp.              129,101
         450         Goodrich Corp.                       12,614
       1,800         Lockheed Martin Corp.                89,172
         300         Northrop Grumman Corp.               30,939
       1,600         Raytheon Co.                         53,200
         800         Rockwell Collins, Inc.               24,032
       1,980         United Technologies Corp.           167,528
                                                    ------------
                                                         772,225
                                                    ------------
                     AGRICULTURE: 0.1%
       8,200         Altria Group, Inc.                  393,354
       1,550         Monsanto Co.                         53,475
         300         RJ Reynolds Tobacco Holdings,
                       Inc.                               16,860
         650         UST, Inc.                            24,284
                                                    ------------
                                                         487,973
                                                    ------------
                     APPAREL: 0.1%
         720         Jones Apparel Group, Inc.            27,698
         620         Liz Claiborne, Inc.                  21,266
       1,750         Nike, Inc.                          124,512
         250         Reebok International Ltd.             9,063
         450         VF Corp.                             21,141
                                                    ------------
                                                         203,680
                                                    ------------
                     AUTO MANUFACTURERS: 0.1%
      12,510         Ford Motor Co.                      185,774
       2,200         General Motors Corp.                 99,858
         400    @    Navistar International Corp.         15,180
       1,210         Paccar, Inc.                         67,518
                                                    ------------
                                                         368,330
                                                    ------------
                     AUTO PARTS & EQUIPMENT: 0.0%
         650         Dana Corp.                           12,123
         300         Johnson Controls, Inc.               16,176
                                                    ------------
                                                          28,299
                                                    ------------
                     BANKS: 1.0%
       1,250         AmSouth Bancorp.                     31,850
      11,048         Bank of America Corp.               918,419
       3,000         Bank of New York Co., Inc.           90,210
       4,350         Bank One Corp.                      210,757
         850         BB&T Corp.                           32,028
         845         Charter One Financial, Inc.          37,146
         650         Comerica, Inc.                       36,797
         850         Fifth Third Bancorp                  46,147
         450         First Horizon National Corp.         20,957
       1,000         Huntington Bancshares, Inc.          22,670
       1,700         KeyCorp                              53,397
       1,150         Marshall & Ilsley Corp.              47,323
       1,700         Mellon Financial Corp.               50,048
       3,950         National City Corp.                 140,185
         550         North Fork Bancorporation,
                       Inc.                               21,175
       1,150         Northern Trust Corp.                 49,393
       1,150         PNC Financial Services Group,
                       Inc.                               63,492
       1,250         Regions Financial Corp.              47,525
       1,700         SouthTrust Corp.                     57,579
       1,300         State Street Corp.                   62,946
       1,100         SunTrust Banks, Inc.                 71,588
       1,150         Synovus Financial Corp.              29,613
         750         Union Planters Corp.                 22,583


   Shares                                              Value
----------------------------------------------------------------
       7,400         US Bancorp                     $    207,939
       8,150         Wachovia Corp.                      384,761
       6,800         Wells Fargo & Co.                   399,839
         450         Zions Bancorporation                 27,585
                                                    ------------
                                                       3,183,952
                                                    ------------
                     BEVERAGES: 0.4%
       1,250         Anheuser-Busch Cos., Inc.            66,588
         400         Brown-Forman Corp.                   19,220
      13,250         Coca-Cola Co.                       680,387
       1,850         Coca-Cola Enterprises, Inc.          50,968
       1,300         Pepsi Bottling Group, Inc.           37,700
       6,900         PepsiCo, Inc.                       368,253
                                                    ------------
                                                       1,223,116
                                                    ------------
                     BIOTECHNOLOGY: 0.1%
       5,226    @    Amgen, Inc.                         285,861
         550    @    Biogen IDEC, Inc.                    34,183
         900    @    Chiron Corp.                         40,275
         250    @    Millipore Corp.                      13,748
                                                    ------------
                                                         374,067
                                                    ------------
                     BUILDING MATERIALS: 0.0%
       1,200    @    American Standard Cos., Inc.         45,024
       2,650         Masco Corp.                          76,718
         500         Vulcan Materials Co.                 22,380
                                                    ------------
                                                         144,122
                                                    ------------
                     CHEMICALS: 0.1%
         400         Air Products & Chemicals,
                       Inc.                               19,988
         300         Ashland, Inc.                        14,145
       4,000         Dow Chemical Co.                    159,600
         350         Eastman Chemical Co.                 16,219
       1,100         Ecolab, Inc.                         33,561
         990         Engelhard Corp.                      29,967
         450    @    Hercules, Inc.                        4,761
         500         International Flavors &
                       Fragrances, Inc.                   17,990
       1,000         PPG Industries, Inc.                 59,800
       1,350         Praxair, Inc.                        49,937
       1,300         Rohm & Haas Co.                      50,102
         550         Sherwin-Williams Co.                 21,615
         400         Sigma-Aldrich Corp.                  22,844
                                                    ------------
                                                         500,529
                                                    ------------
                     COMMERCIAL SERVICES: 0.1%
         650    @    Apollo Group, Inc.                   60,970
       6,650         Cendant Corp.                       152,551
          60         Deluxe Corp.                          2,569
         600         Equifax, Inc.                        14,706
         710         H&R Block, Inc.                      34,684
         600         Moody's Corp.                        39,234
       1,900         Paychex, Inc.                        71,269
         550         Robert Half International,
                       Inc.                               15,389
       1,050         RR Donnelley & Sons Co.              31,773
                                                    ------------
                                                         423,145
                                                    ------------
                     COMPUTERS: 0.5%
       1,850    @    Apple Computer, Inc.                 51,911
      10,350    @    Dell, Inc.                          364,113
       9,200    @    EMC Corp./Mass                      103,408
       1,300    @    Gateway, Inc.                         5,265
      12,350         Hewlett-Packard Co.                 262,314
       6,850         International Business
                       Machines Corp.                    606,841
         480    @    Lexmark International, Inc.          45,274
         500    @    NCR Corp.                            24,120
       1,700    @    Network Appliance, Inc.              33,660
         450    @    Sungard Data Systems, Inc.           12,470
       1,250    @    Unisys Corp.                         16,950
                                                    ------------
                                                       1,526,326
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III                 as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     COSMETICS/PERSONAL CARE: 0.3%
         375         Alberto-Culver Co.             $     17,633
         350         Avon Products, Inc.                  31,031
       2,050         Colgate-Palmolive Co.               117,260
       6,850         Gillette Co.                        295,167
       1,950         Kimberly-Clark Corp.                128,505
       5,200         Procter & Gamble Co.                560,663
                                                    ------------
                                                       1,150,259
                                                    ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
         500         WW Grainger, Inc                     27,225
                                                    ------------
                                                          27,225
                                                    ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.1%
       5,200         American Express Co.                263,640
         400         Bear Stearns Cos., Inc.              32,424
       1,180         Capital One Financial Corp.          82,671
       6,600         Charles Schwab Corp.                 64,680
      20,750         Citigroup, Inc.                     963,422
       1,999         Countrywide Financial Corp.         128,936
       2,350    @    E*TRADE Group, Inc.                  26,814
       3,910         Fannie Mae                          264,707
         600         Federated Investors, Inc.            17,868
       1,000         Franklin Resources, Inc.             50,280
       2,680         Freddie Mac                         156,485
       2,550         Goldman Sachs Group, Inc.           239,471
       1,500         Janus Capital Group, Inc.            24,555
      11,100         JP Morgan Chase & Co.               408,923
       1,500         Lehman Brothers Holdings,
                       Inc.                              113,475
       5,075         MBNA Corp.                          128,905
       5,200         Merrill Lynch & Co., Inc.           295,360
       6,000         Morgan Stanley                      321,059
       1,350    @    Providian Financial Corp.            18,360
       1,700         SLM Corp.                            65,161
         400         T Rowe Price Group, Inc.             19,264
                                                    ------------
                                                       3,686,460
                                                    ------------
                     ELECTRIC: 0.3%
       4,370    @    AES Corp.                            40,816
         800         Ameren Corp.                         35,360
       1,800         American Electric Power Co.,
                       Inc.                               57,186
       1,400         Centerpoint Energy, Inc.             15,176
         400         Consolidated Edison, Inc.            15,704
         650         Constellation Energy Group,
                       Inc.                               24,856
       3,950         Duke Energy Corp.                    78,762
       2,240         Edison International                 54,074
       1,000         Entergy Corp.                        54,610
       2,900         Exelon Corp.                         96,569
       1,300         FirstEnergy Corp.                    50,700
         750         FPL Group, Inc.                      47,813
       1,000         NiSource, Inc.                       20,260
       1,770    @    PG&E Corp.                           50,445
         400         Pinnacle West Capital Corp.          16,116
         750         PPL Corp.                            32,363
         550         Progress Energy, Inc.                23,436
       1,000         Public Service Enterprise
                       Group, Inc.                        42,160
       3,150         Southern Co.                         91,097
       1,100         TECO Energy, Inc.                    13,376
       1,750         TXU Corp.                            65,398
       2,050         Xcel Energy, Inc.                    34,830
                                                    ------------
                                                         961,107
                                                    ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
       1,600         Emerson Electric Co.                 95,520
                                                    ------------
                                                          95,520
                                                    ------------
                     ELECTRONICS: 0.1%
       1,850    @    Agilent Technologies, Inc.           47,545
       1,000         Applera Corp.-Applied
                       Biosystems Group                   19,380


   Shares                                              Value
----------------------------------------------------------------
         900    @    Jabil Circuit, Inc.            $     25,479
         450         Parker Hannifin Corp.                25,002
         700         Perkinelmer, Inc.                    13,657
       3,150    @    Sanmina-SCI Corp.                    33,327
       2,950    @    Solectron Corp.                      16,225
         850         Symbol Technologies, Inc.            12,521
         450         Tektronix, Inc.                      14,202
         900    @    Thermo Electron Corp.                27,702
         550    @    Waters Corp.                         25,344
                                                    ------------
                                                         260,384
                                                    ------------
                     ENTERTAINMENT: 0.0%
       1,350         International Game Technology        53,055
                                                    ------------
                                                          53,055
                                                    ------------
                     ENVIRONMENTAL CONTROL: 0.0%
         700    @    Allied Waste Industries, Inc.         9,282
       2,150         Waste Management, Inc.               61,834
                                                    ------------
                                                          71,116
                                                    ------------
                     FOOD: 0.2%
       3,400         Archer-Daniels-Midland Co.           56,542
         850         Campbell Soup Co.                    21,684
       2,150         ConAgra Foods, Inc.                  60,458
         550         Hershey Foods Corp.                  48,802
       1,350         HJ Heinz Co.                         50,409
       1,600         Kellogg Co.                          67,840
         500         McCormick & Co., Inc.                17,725
         700    @    Safeway, Inc.                        15,792
       3,100         Sara Lee Corp.                       70,989
         950         Supervalu, Inc.                      29,469
       1,050         Sysco Corp.                          39,375
         900         WM Wrigley Jr. Co.                   56,520
                                                    ------------
                                                         535,605
                                                    ------------
                     FOREST PRODUCTS & PAPER: 0.1%
         250         Boise Cascade Corp.                   8,788
       1,350         Georgia-Pacific Corp.                48,357
       1,950         International Paper Co.              81,764
         640         Louisiana-Pacific Corp.              14,784
         700         Plum Creek Timber Co., Inc.          21,924
         300         Temple-Inland, Inc.                  19,596
       1,700         Weyerhaeuser Co.                    102,815
                                                    ------------
                                                         298,028
                                                    ------------
                     GAS: 0.0%
         950         KeySpan Corp.                        33,630
         150         Peoples Energy Corp.                  6,213
         950         Sempra Energy                        31,702
                                                    ------------
                                                          71,545
                                                    ------------
                     HAND/MACHINE TOOLS: 0.0%
         420         Black & Decker Corp.                 25,170
         250         Snap-On, Inc.                         8,408
         350         Stanley Works                        15,243
                                                    ------------
                                                          48,821
                                                    ------------
                     HEALTHCARE -- PRODUCTS: 0.5%
         250         Bausch & Lomb, Inc.                  15,255
       2,400         Baxter International, Inc.           75,456
         980         Becton Dickinson & Co.               49,314
       1,000         Biomet, Inc.                         40,120
       3,200    @    Boston Scientific Corp.             141,760
         200         CR Bard, Inc.                        22,434
       1,180         Guidant Corp.                        64,121
      12,000         Johnson & Johnson                   668,519
       4,700         Medtronic, Inc.                     225,130

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III                 as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     HEALTHCARE -- PRODUCTS (CONTINUED)
         850    @    St. Jude Medical, Inc.         $     64,821
       1,500         Stryker Corp.                        76,275
       1,350    @    Zimmer Holdings, Inc.               115,223
                                                    ------------
                                                       1,558,428
                                                    ------------
                     HEALTHCARE -- SERVICES: 0.2%
         780         Aetna, Inc.                          63,336
         930    @    Anthem, Inc.                         82,333
       1,100    @    Humana, Inc.                         18,777
         400         Manor Care, Inc.                     12,532
         400         Quest Diagnostics                    34,460
       4,300         UnitedHealth Group, Inc.            280,575
       1,020    @    WellPoint Health Networks           113,771
                                                    ------------
                                                         605,784
                                                    ------------
                     HOME BUILDERS: 0.0%
         640         Centex Corp.                         31,034
         290         KB Home                              19,105
                                                    ------------
                                                          50,139
                                                    ------------
                     HOME FURNISHINGS: 0.0%
         550         Leggett & Platt, Inc.                13,904
         300         Whirlpool Corp.                      19,959
                                                    ------------
                                                          33,863
                                                    ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
         310         Clorox Co.                           16,232
         750         Fortune Brands, Inc.                 56,475
                                                    ------------
                                                          72,707
                                                    ------------
                     INSURANCE: 0.7%
       1,450    @@   ACE Ltd.                             59,711
       1,950         Aflac, Inc.                          79,170
       3,750         Allstate Corp.                      164,924
         400         AMBAC Financial Group, Inc.          27,660
      10,500         American International Group        769,649
       1,500         AON Corp.                            41,445
         700         Chubb Corp.                          47,159
         920         Cigna Corp.                          62,376
         577         Cincinnati Financial Corp.           24,667
       1,150         Hartford Financial Services
                       Group, Inc.                        76,038
         750         Jefferson-Pilot Corp.                38,498
         950         Lincoln National Corp.               45,116
         950         Loews Corp.                          54,749
       2,050         Marsh & McLennan Cos., Inc.          90,446
         750         MBIA, Inc.                           41,543
       3,000         Metlife, Inc.                       106,649
         400         MGIC Investment Corp.                29,200
       1,300         Principal Financial Group            45,435
       1,150         Progressive Corp.                    98,636
       2,100         Prudential Financial, Inc.           93,030
         700         Safeco Corp.                         29,365
       2,650         St. Paul Cos.                       105,152
         500         Torchmark Corp.                      27,095
         550    @@   XL Capital Ltd.                      41,058
                                                    ------------
                                                       2,198,771
                                                    ------------
                     INTERNET: 0.1%
       2,650    @    eBay, Inc.                          235,320
         400    @    Monster Worldwide, Inc.              10,124
       1,600    @    Symantec Corp.                       73,280
       2,100    @    Yahoo!, Inc.                         64,386
                                                    ------------
                                                         383,110
                                                    ------------
                     IRON/STEEL: 0.0%
         300         Nucor Corp.                          19,755
         500         United States Steel Corp.            15,180
                                                    ------------
                                                          34,935
                                                    ------------


   Shares                                              Value
----------------------------------------------------------------
                     LEISURE TIME: 0.1%
         680         Brunswick Corp.                $     27,540
       2,550         Carnival Corp.                      108,655
       1,150         Harley-Davidson, Inc.                66,114
         550         Sabre Holdings Corp.                 14,025
                                                    ------------
                                                         216,334
                                                    ------------
                     LODGING: 0.0%
         450         Harrah's Entertainment, Inc.         23,130
       1,400         Hilton Hotels Corp.                  24,290
         950         Marriott International, Inc.         46,864
         800         Starwood Hotels & Resorts
                       Worldwide, Inc.                    33,744
                                                    ------------
                                                         128,028
                                                    ------------
                     MACHINERY -- CONSTRUCTION & MINING: 0.0%
       1,350         Caterpillar, Inc.                   101,723
                                                    ------------
                                                         101,723
                                                    ------------
                     MACHINERY -- DIVERSIFIED: 0.0%
       1,000         Deere & Co.                          65,700
       1,050         Rockwell Automation, Inc.            35,553
                                                    ------------
                                                         101,253
                                                    ------------
                     MEDIA: 0.4%
       2,450         Clear Channel Communications,
                       Inc.                               97,265
         250         Dow Jones & Co., Inc.                11,983
       1,050         Gannett Co., Inc.                    92,190
         250         Knight-Ridder, Inc.                  18,995
       1,250         McGraw-Hill Cos., Inc.               97,400
         230         Meredith Corp.                       12,066
         850         New York Times Co.                   39,636
      17,650    @    Time Warner, Inc.                   300,755
       1,250         Tribune Co.                          60,363
       6,800         Viacom, Inc.                        250,851
       8,200         Walt Disney Co.                     192,454
                                                    ------------
                                                       1,173,958
                                                    ------------
                     MINING: 0.1%
       3,750         Alcoa, Inc.                         117,375
         300         Freeport-McMoRan Copper &
                       Gold, Inc.                         10,089
         750         Newmont Mining Corp.                 29,783
         700    @    Phelps Dodge Corp.                   47,530
                                                    ------------
                                                         204,777
                                                    ------------
                     MISCELLANEOUS MANUFACTURING: 0.7%
       5,350         3M Co.                              452,395
         450         Cooper Industries Ltd.               25,605
         200         Crane Co.                             6,038
       1,200         Danaher Corp.                        56,436
         800         Dover Corp.                          31,168
         460         Eastman Kodak Co.                    12,043
         800         Eaton Corp.                          46,680
      41,350         General Electric Co.              1,286,811
       3,300         Honeywell International, Inc.       111,210
       1,200         Illinois Tool Works, Inc.           107,856
         300    @@   Ingersoll-Rand Co.                   19,590
         530         ITT Industries, Inc.                 42,692
         400         Pall Corp.                            9,672
         530         Textron, Inc.                        28,965
       7,700    @@   Tyco International Ltd.             237,083
                                                    ------------
                                                       2,474,244
                                                    ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
         850         Pitney Bowes, Inc.                   37,681
       3,100    @    Xerox Corp.                          41,974
                                                    ------------
                                                          79,655
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III                 as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     OIL AND GAS: 0.8%
         320         Amerada Hess Corp.             $     22,589
         950         Anadarko Petroleum Corp.             51,794
       1,268         Apache Corp.                         51,176
       1,350         Burlington Resources, Inc.           90,369
       7,300         ChevronTexaco Corp.                 659,919
       3,768         ConocoPhillips                      276,307
       1,550         Devon Energy Corp.                   92,008
         400         EOG Resources, Inc.                  21,372
      26,000         Exxon Mobil Corp.                 1,124,499
         350         Kerr-McGee Corp.                     17,238
       1,550         Marathon Oil Corp.                   51,677
         500   @,@@  Nabors Industries Ltd.               20,700
         850    @    Noble Corp.                          29,291
       2,080         Occidental Petroleum Corp.           91,936
         450         Sunoco, Inc.                         27,689
       1,190    @    Transocean, Inc.                     31,809
       1,150         Unocal Corp.                         40,975
         700         Valero Energy Corp.                  46,277
                                                    ------------
                                                       2,747,625
                                                    ------------
                     OIL AND GAS SERVICES: 0.1%
         500         Baker Hughes, Inc.                   17,015
         550    @    BJ Services Co.                      23,040
       2,300         Schlumberger Ltd.                   131,491
                                                    ------------
                                                         171,546
                                                    ------------
                     PACKAGING AND CONTAINERS: 0.0%
         320         Ball Corp.                           21,859
         500         Bemis Co.                            13,775
         800    @    Pactiv Corp.                         18,864
         500    @    Sealed Air Corp.                     25,135
                                                    ------------
                                                          79,633
                                                    ------------
                     PHARMACEUTICALS: 0.9%
       6,100         Abbott Laboratories                 251,381
         200         Allergan, Inc.                       17,780
         400         AmerisourceBergen Corp.              23,992
       7,450         Bristol-Myers Squibb Co.            188,262
         700         Cardinal Health, Inc.                47,397
       2,350    @    Caremark Rx, Inc.                    73,320
       4,500         Eli Lilly & Co.                     331,515
         300    @    Express Scripts, Inc.                23,478
       1,400    @    Forest Laboratories, Inc.            88,746
       1,300    @    King Pharmaceuticals, Inc.           17,368
       1,282    @    Medco Health Solutions, Inc.         44,908
       8,950         Merck & Co., Inc.                   423,335
      30,680         Pfizer, Inc.                      1,084,230
         500    @    Watson Pharmaceuticals, Inc.         18,675
       5,150         Wyeth                               185,400
                                                    ------------
                                                       2,819,787
                                                    ------------
                     PIPELINES: 0.0%
         500         Kinder Morgan, Inc.                  30,000
       1,800         Williams Cos., Inc.                  21,438
                                                    ------------
                                                          51,438
                                                    ------------
                     RETAIL: 1.0%
         400    @    Autonation, Inc.                      6,668
       1,500    @    Bed Bath & Beyond, Inc.              55,875
       2,100         Best Buy Co., Inc.                  110,796
       1,900         Costco Wholesale Corp.               71,782
         650         CVS Corp.                            27,092
         850         Darden Restaurants, Inc.             19,125
       1,800         Dollar General Corp.                 34,920
         650         Family Dollar Stores                 20,384
       1,200         Federated Department Stores          57,252
       6,050         Gap, Inc.                           146,108
      12,440         Home Depot, Inc.                    446,844
       1,050         JC Penney Co., Inc. Holding
                       Co.                                37,569
       3,090         Limited Brands                       59,637
       3,030         Lowe's Cos., Inc.                   162,316
       1,850         May Department Stores Co.            53,021


   Shares                                              Value
----------------------------------------------------------------
       6,500         McDonald's Corp.               $    171,599
         950         Nordstrom, Inc.                      38,523
       1,510    @    Office Depot, Inc.                   24,673
       1,140         RadioShack Corp.                     34,645
       1,600         Sears Roebuck and Co.                60,800
       2,700         Staples, Inc.                        74,466
       2,200    @    Starbucks Corp.                      89,408
       3,650         Target Corp.                        163,154
         550         Tiffany & Co.                        19,454
       2,450         TJX Cos., Inc.                       61,030
         750    @    Toys R US, Inc.                      11,790
      17,450         Wal-Mart Stores, Inc.               972,488
       3,950         Walgreen Co.                        138,290
         650         Wendy's International, Inc.          24,564
       1,600    @    Yum! Brands, Inc.                    60,000
                                                    ------------
                                                       3,254,273
                                                    ------------
                     SAVINGS AND LOANS: 0.1%
         620         Golden West Financial Corp.          67,437
       3,500         Washington Mutual, Inc.             152,880
                                                    ------------
                                                         220,317
                                                    ------------
                     SEMICONDUCTORS: 0.5%
       1,450    @    Advanced Micro Devices, Inc.         22,548
       1,500    @    Altera Corp.                         34,335
       1,450         Analog Devices, Inc.                 71,267
       9,150    @    Applied Materials, Inc.             182,633
       1,150    @    Applied Micro Circuits Corp.          6,199
       1,150    @    Broadcom Corp.                       48,542
      26,050         Intel Corp.                         743,727
         900    @    Kla-Tencor Corp.                     43,362
       1,250         Linear Technology Corp.              49,575
       1,700    @    LSI Logic Corp.                      13,940
       1,250         Maxim Integrated Products            63,538
       2,450    @    Micron Technology, Inc.              36,824
       1,500    @    National Semiconductor Corp.         32,505
         650    @    Novellus Systems, Inc.               21,639
         750    @    Teradyne, Inc.                       16,718
       7,050         Texas Instruments, Inc.             184,075
       1,800         Xilinx, Inc.                         65,663
                                                    ------------
                                                       1,637,090
                                                    ------------
                     SOFTWARE: 0.7%
         900         Adobe Systems, Inc.                  40,167
         700         Autodesk, Inc.                       25,102
       2,300         Automatic Data Processing           102,189
       1,380    @    BMC Software, Inc.                   24,343
         950    @    Citrix Systems, Inc.                 19,998
       4,050         Computer Associates
                       International, Inc.               109,593
       2,450    @    Compuware Corp.                      19,478
       1,470    @    Electronic Arts, Inc.                74,720
       3,407         First Data Corp.                    147,489
         750    @    Fiserv, Inc.                         28,365
       1,450         IMS Health, Inc.                     36,076
         750    @    Intuit, Inc.                         29,385
         400    @    Mercury Interactive Corp.            19,176
      43,400         Microsoft Corp.                   1,143,589
       2,350    @    Novell, Inc.                         21,409
      20,350    @    Oracle Corp.                        230,362
       1,300    @    Peoplesoft, Inc.                     23,244
       2,950    @    Siebel Systems, Inc.                 31,860
       2,850    @    Veritas Software Corp.               75,810
                                                    ------------
                                                       2,202,355
                                                    ------------
                     TELECOMMUNICATIONS: 0.8%
       1,700         Alltel Corp.                         86,071
       3,140         AT&T Corp.                           52,061
       4,400    @    AT&T Wireless Services, Inc.         62,304
       2,050    @    Avaya, Inc.                          32,452
       7,400         BellSouth Corp.                     184,704
         700         CenturyTel, Inc.                     20,923

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND III                 as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     TELECOMMUNICATIONS (CONTINUED)
      27,700    @    Cisco Systems, Inc.            $    613,554
       1,200    @    Comverse Technology, Inc.            21,204
       5,200    @    Corning, Inc.                        64,428
      16,150    @    Lucent Technologies, Inc.            57,656
      16,100         Motorola, Inc.                      318,296
       4,350    @    Nextel Communications, Inc.         100,616
       3,250         Qualcomm, Inc.                      217,978
       2,850    @    Qwest Communications
                       International.                     10,688
      13,300         SBC Communications, Inc.            315,210
       1,050         Scientific-Atlanta, Inc.             36,141
       5,800         Sprint Corp.-FON Group              103,008
       1,450    @    Tellabs, Inc.                        11,513
      11,200         Verizon Communications, Inc.        387,295
                                                    ------------
                                                       2,696,102
                                                    ------------
                     TEXTILES: 0.0%
         800         Cintas Corp.                         36,304
                                                    ------------
                                                          36,304
                                                    ------------
                     TOYS/GAMES/HOBBIES: 0.0%
       1,050         Hasbro, Inc.                         20,643
                                                    ------------
                                                          20,643
                                                    ------------
                     TRANSPORTATION: 0.2%
       1,400         Burlington Northern Santa Fe
                       Corp.                              46,116
       1,650         FedEx Corp.                         121,407
       1,550         Norfolk Southern Corp.               37,557
         350         Ryder System, Inc.                   13,003
       4,550         United Parcel Service, Inc.         326,325
                                                    ------------
                                                         544,408
                                                    ------------
                     Total Common Stock
                       (Cost $34,208,557)             42,481,664
                                                    ------------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                     REGIONAL MALLS: 0.0%
         850         Simon Property Group, Inc.           43,835
                                                    ------------
                                                          43,835
                                                    ------------
                     WAREHOUSE/INDUSTRIAL: 0.0%
         300         Prologis                              9,618
                                                    ------------
                                                           9,618
                                                    ------------
                     Total Real Estate Investment
                       Trusts
                       (Cost $47,391)                     53,453
                                                    ------------
 Principal
   Amount                                              Value
----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 47.6%
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION:
                       47.6%
$177,000,000         3.66%, due 06/05/07            $158,849,711
                                                    ------------
                     Total U.S. Government Agency
                       Obligations
                       (Cost $153,577,492)           158,849,711
                                                    ------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 39.5%
                     U.S. TREASURY STRIP PRINCIPAL: 39.5%
$ 26,000,000         3.15%, due 05/15/07            $ 23,712,754
 118,641,000         3.14%, due 05/15/07             108,235,473
                                                    ------------
                     Total U.S. Treasury
                       Obligations
                       (Cost $128,280,112)           131,948,227
                                                    ------------
                     Total Long-Term Investments
                       (Cost $316,113,552)           333,333,055
                                                    ------------
REPURCHASE AGREEMENT: 0.6%
   1,897,000         Morgan Stanley Repurchase
                       Agreement dated 05/28/04,
                       1.010%, due 06/01/04,
                       $1,897,213 to be received
                       upon repurchased
                       (Collateralized by
                       $1,990,000 Federal Home
                       Loan Mortgage Corporation,
                       3.875% Market Value plus
                       accrued interest $1,986,794
                       due 01/12/09)                   1,897,000
                                                    ------------
                     Total Repurchase Agreement
                       (Cost $1,897,000)               1,897,000
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $318,010,552)*          100.4%   $335,230,055
            OTHER ASSETS AND
              LIABILITIES-NET                (0.4)     (1,412,628)
                                            -----    ------------
            NET ASSETS                      100.0%   $333,817,427
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $321,189,839.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $14,684,557
      Gross Unrealized Depreciation                    (644,341)
                                                    -----------
      Net Unrealized Appreciation                   $14,040,216
                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV                              as of May 31, 2004
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
COMMON STOCK: 33.1%
                     ADVERTISING: 0.1%
       6,750    @    Interpublic Group of Cos.,
                       Inc.                         $     97,065
       3,900         Omnicom Group                       311,493
                                                    ------------
                                                         408,558
                                                    ------------
                     AEROSPACE/DEFENSE: 0.6%
      28,750         Boeing Co.                        1,316,749
       6,550         General Dynamics Corp.              626,377
       2,900         Goodrich Corp.                       81,287
      10,300         Lockheed Martin Corp.               510,262
       1,450         Northrop Grumman Corp.              149,539
       9,150         Raytheon Co.                        304,238
       2,950         Rockwell Collins, Inc.               88,618
       9,960         United Technologies Corp.           842,715
                                                    ------------
                                                       3,919,785
                                                    ------------
                     AGRICULTURE: 0.4%
      39,850         Altria Group, Inc.                1,911,605
       5,900         Monsanto Co.                        203,550
       1,650         RJ Reynolds Tobacco Holdings,
                       Inc.                               92,730
       3,300         UST, Inc.                           123,288
                                                    ------------
                                                       2,331,173
                                                    ------------
                     APPAREL: 0.2%
       3,170         Jones Apparel Group, Inc.           121,950
       2,780         Liz Claiborne, Inc.                  95,354
       8,550         Nike, Inc.                          608,332
         700         Reebok International Ltd.            25,375
       2,450         VF Corp.                            115,101
                                                    ------------
                                                         966,112
                                                    ------------
                     AUTO MANUFACTURERS: 0.3%
      62,070         Ford Motor Co.                      921,739
      11,100         General Motors Corp.                503,829
       1,650    @    Navistar International Corp.         62,618
       4,495         Paccar, Inc.                        250,821
                                                    ------------
                                                       1,739,007
                                                    ------------
                     AUTO PARTS & EQUIPMENT: 0.0%
       3,650         Dana Corp.                           68,073
       1,550         Johnson Controls, Inc.               83,576
                                                    ------------
                                                         151,649
                                                    ------------
                     BANKS: 2.4%
       5,650         AmSouth Bancorp                     143,962
      53,572         Bank of America Corp.             4,453,439
      15,000         Bank of New York Co., Inc.          451,050
      21,900         Bank One Corp.                    1,061,055
       4,400         BB&T Corp.                          165,792
       5,550         Charter One Financial, Inc.         243,978
       4,300         Comerica, Inc.                      243,423
       5,450         Fifth Third Bancorp                 295,881
       2,250         First Horizon National Corp         104,783
       4,300         Huntington Bancshares, Inc.          97,481
       9,750         KeyCorp                             306,248
       5,100         Marshall & Ilsley Corp.             209,865
       9,750         Mellon Financial Corp.              287,040
      19,650         National City Corp.                 697,379
       3,050         North Fork Bancorporation,
                       Inc.                              117,425
       4,000         Northern Trust Corp.                171,800
       5,550         PNC Financial Services Group,
                       Inc.                              306,416
       4,850         Regions Financial Corp.             184,397
       7,700         SouthTrust Corp.                    260,799
       7,900         State Street Corp.                  382,518
       5,550         SunTrust Banks, Inc.                361,194
       5,800         Synovus Financial Corp.             149,350
       3,110         Union Planters Corp.                 93,642


   Shares                                              Value
----------------------------------------------------------------
      37,600         US Bancorp                     $  1,056,560
      34,400         Wachovia Corp.                    1,624,023
      33,100         Wells Fargo & Co.                 1,946,279
       2,600         Zions Bancorporation                159,380
                                                    ------------
                                                      15,575,159
                                                    ------------
                     BEVERAGES: 1.0%
       7,800         Anheuser-Busch Cos., Inc.           415,506
       1,800         Brown-Forman Corp.                   86,490
      65,900         Coca-Cola Co.                     3,383,965
      10,950         Coca-Cola Enterprises, Inc.         301,673
       4,750         Pepsi Bottling Group, Inc.          137,750
      33,300         PepsiCo, Inc.                     1,777,221
                                                    ------------
                                                       6,102,605
                                                    ------------
                     BIOTECHNOLOGY: 0.3%
      25,150    @    Amgen, Inc.                       1,375,704
       2,650    @    Biogen IDEC, Inc.                   164,698
       3,500    @    Chiron Corp.                        156,625
          50    @    Millipore Corp.                       2,750
                                                    ------------
                                                       1,699,777
                                                    ------------
                     BUILDING MATERIALS: 0.1%
       5,100    @    American Standard Cos., Inc.        191,352
      14,900         Masco Corp.                         431,355
       3,350         Vulcan Materials Co.                149,946
                                                    ------------
                                                         772,653
                                                    ------------
                     CHEMICALS: 0.4%
       2,200         Air Products & Chemicals,
                       Inc.                              109,934
       1,600         Ashland, Inc.                        75,440
      19,750         Dow Chemical Co.                    788,025
       1,800         Eastman Chemical Co.                 83,412
       6,400         Ecolab, Inc.                        195,264
       4,000         Engelhard Corp.                     121,080
       1,200         International Flavors &
                       Fragrances, Inc.                   43,176
       5,150         PPG Industries, Inc.                307,970
       6,900         Praxair, Inc.                       255,231
       4,100         Rohm & Haas Co.                     158,014
       4,250         Sherwin-Williams Co.                167,025
       1,200         Sigma-Aldrich Corp.                  68,532
                                                    ------------
                                                       2,373,103
                                                    ------------
                     COMMERCIAL SERVICES: 0.4%
       4,200    @    Apollo Group, Inc.                  393,960
      34,000         Cendant Corp.                       779,959
         820         Deluxe Corp.                         35,112
       2,300         Equifax, Inc.                        56,373
       3,480         H&R Block, Inc.                     169,998
       3,350         Moody's Corp.                       219,057
      11,450         Paychex, Inc.                       429,490
       4,650         Robert Half International,
                       Inc.                              130,107
       4,800         RR Donnelley & Sons Co.             145,248
                                                    ------------
                                                       2,359,304
                                                    ------------
                     COMPUTERS: 1.2%
       7,500    @    Apple Computer, Inc.                210,450
      49,700    @    Dell, Inc.                        1,748,446
      47,800    @    EMC Corp./Mass                      537,272
       7,100    @    Gateway, Inc.                        28,755
      59,300         Hewlett-Packard Co.               1,259,532
      33,100         International Business
                       Machines Corp.                  2,932,329
       2,450    @    Lexmark International, Inc.         231,084
       1,750    @    NCR Corp.                            84,420
       9,450    @    Network Appliance, Inc.             187,110
       4,800    @    Sungard Data Systems, Inc.          133,008
       5,300    @    Unisys Corp.                         71,868
                                                    ------------
                                                       7,424,274
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     COSMETICS/PERSONAL CARE: 0.9%
       1,575         Alberto-Culver Co.             $     74,057
       1,850         Avon Products, Inc.                 164,021
      10,350         Colgate-Palmolive Co.               592,020
      33,150         Gillette Co.                      1,428,434
       9,800         Kimberly-Clark Corp.                645,820
      25,750         Procter & Gamble Co.              2,776,364
                                                    ------------
                                                       5,680,716
                                                    ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
       2,100         WW Grainger, Inc.                   114,345
                                                    ------------
                                                         114,345
                                                    ------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.8%
      25,000         American Express Co.              1,267,500
       2,050         Bear Stearns Cos., Inc.             166,173
       6,230         Capital One Financial Corp.         436,474
      26,650         Charles Schwab Corp.                261,170
     102,350         Citigroup, Inc.                   4,752,110
       8,974         Countrywide Financial Corp.         578,823
       9,400    @    E*TRADE Group, Inc.                 107,254
      19,000         Fannie Mae                        1,286,300
       1,850         Federated Investors, Inc.            55,093
       6,100         Franklin Resources, Inc.            306,708
      13,500         Freddie Mac                         788,265
      12,700         Goldman Sachs Group, Inc.         1,192,657
       6,100         Janus Capital Group, Inc.            99,857
      55,200         JP Morgan Chase & Co.             2,033,567
       7,350         Lehman Brothers Holdings,
                       Inc.                              556,028
      25,250         MBNA Corp.                          641,350
      25,900         Merrill Lynch & Co., Inc.         1,471,120
      29,100         Morgan Stanley                    1,557,140
       6,590    @    Providian Financial Corp.            89,624
      10,650         SLM Corp.                           408,215
       2,150         T Rowe Price Group, Inc.            103,544
                                                    ------------
                                                      18,158,972
                                                    ------------
                     ELECTRIC: 0.8%
      23,150    @    AES Corp.                           216,221
       3,850         Ameren Corp.                        170,170
       9,600         American Electric Power Co.,
                       Inc.                              304,992
      11,000         Centerpoint Energy, Inc.            119,240
       2,200         Consolidated Edison, Inc.            86,372
       3,250         Constellation Energy Group,
                       Inc.                              124,280
      17,400         Duke Energy Corp.                   346,956
      10,810         Edison International                260,953
       4,600         Entergy Corp.                       251,206
      13,050         Exelon Corp.                        434,564
       7,650         FirstEnergy Corp.                   298,350
       4,450         FPL Group, Inc.                     283,688
       4,200         NiSource, Inc.                       85,092
       9,870    @    PG&E Corp.                          281,295
       1,950         Pinnacle West Capital Corp.          78,566
       4,750         PPL Corp.                           204,963
       2,600         Progress Energy, Inc.               110,786
       4,450         Public Service Enterprise
                       Group, Inc.                       187,612
      14,250         Southern Co.                        412,109
       5,100         TECO Energy, Inc.                    62,016
       8,750         TXU Corp.                           326,988
       9,350         Xcel Energy, Inc.                   158,857
                                                    ------------
                                                       4,805,276
                                                    ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.1%
       8,200         Emerson Electric Co.                489,540
                                                    ------------
                                                         489,540
                                                    ------------
                     ELECTRONICS: 0.2%
      11,000    @    Agilent Technologies, Inc.          282,700
       4,400         Applera Corp.-Applied
                       Biosystems Group                   85,272


   Shares                                              Value
----------------------------------------------------------------
       5,030    @    Jabil Circuit, Inc.            $    142,399
       3,450         Parker Hannifin Corp.               191,682
       3,500         Perkinelmer, Inc.                    68,285
      16,400    @    Sanmina-SCI Corp.                   173,512
      14,400    @    Solectron Corp.                      79,200
       8,050         Symbol Technologies, Inc.           118,577
       2,300         Tektronix, Inc.                      72,588
       2,950    @    Thermo Electron Corp.                90,801
       3,050    @    Waters Corp.                        140,544
                                                    ------------
                                                       1,445,560
                                                    ------------
                     ENTERTAINMENT: 0.0%
       8,050         International Game Technology       316,365
                                                    ------------
                                                         316,365
                                                    ------------
                     ENVIRONMENTAL CONTROL: 0.1%
       7,000    @    Allied Waste Industries, Inc.        92,820
      13,950         Waste Management, Inc.              401,202
                                                    ------------
                                                         494,022
                                                    ------------
                     FOOD: 0.4%
      13,150         Archer-Daniels-Midland Co.          218,685
       3,850         Campbell Soup Co.                    98,214
      10,250         ConAgra Foods, Inc.                 288,230
       3,100         Hershey Foods Corp.                 275,063
       7,050         HJ Heinz Co.                        263,247
       9,600         Kellogg Co.                         407,039
       2,900         McCormick & Co., Inc.               102,805
       3,400    @    Safeway, Inc.                        76,704
      15,400         Sara Lee Corp.                      352,660
       4,500         Supervalu, Inc.                     139,590
       6,000         Sysco Corp.                         225,000
       5,200         WM Wrigley Jr. Co.                  326,560
                                                    ------------
                                                       2,773,797
                                                    ------------
                     FOREST PRODUCTS & PAPER: 0.2%
         800         Boise Cascade Corp.                  28,120
       7,850         Georgia-Pacific Corp.               281,187
       9,450         International Paper Co.             396,239
       3,300         Louisiana-Pacific Corp.              76,230
       4,050         Plum Creek Timber Co., Inc.         126,846
       1,100         Temple-Inland, Inc.                  71,852
       7,350         Weyerhaeuser Co.                    444,528
                                                    ------------
                                                       1,425,002
                                                    ------------
                     GAS: 0.0%
       3,000         KeySpan Corp.                       106,200
         500         Peoples Energy Corp.                 20,710
       4,450         Sempra Energy                       148,497
                                                    ------------
                                                         275,407
                                                    ------------
                     HAND/MACHINE TOOLS: 0.0%
       1,800         Black & Decker Corp.                107,874
         400         Snap-On, Inc.                        13,452
       2,750         Stanley Works                       119,763
                                                    ------------
                                                         241,089
                                                    ------------
                     HEALTHCARE -- PRODUCTS: 1.3%
       1,150         Bausch & Lomb, Inc.                  70,173
      14,350         Baxter International, Inc.          451,164
       6,020         Becton Dickinson & Co.              302,926
       6,150         Biomet, Inc.                        246,738
      16,150    @    Boston Scientific Corp.             715,445
       1,200         CR Bard, Inc.                       134,604
       7,070         Guidant Corp.                       384,184
      59,200         Johnson & Johnson                 3,298,032
      23,550         Medtronic, Inc.                   1,128,045

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     HEALTHCARE -- PRODUCTS (CONTINUED)
       3,950    @    St. Jude Medical, Inc.         $    301,227
       8,700         Stryker Corp.                       442,395
       6,650    @    Zimmer Holdings, Inc.               567,578
                                                    ------------
                                                       8,042,511
                                                    ------------
                     HEALTHCARE -- SERVICES: 0.5%
       4,600         Aetna, Inc.                         373,520
       4,690    @    Anthem, Inc.                        415,206
       5,250    @    Humana, Inc.                         89,618
       1,700         Manor Care, Inc.                     53,261
       1,950         Quest Diagnostics                   167,993
      20,550         UnitedHealth Group, Inc.          1,340,887
       5,220    @    WellPoint Health Networks           582,238
                                                    ------------
                                                       3,022,723
                                                    ------------
                     HOME BUILDERS: 0.0%
       2,220         Centex Corp.                        107,648
       1,000         KB Home                              65,880
                                                    ------------
                                                         173,528
                                                    ------------
                     HOME FURNISHINGS: 0.0%
       3,800         Leggett & Platt, Inc.                96,064
       1,250         Whirlpool Corp.                      83,163
                                                    ------------
                                                         179,227
                                                    ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.1%
       1,760         Clorox Co.                           92,154
       3,750         Fortune Brands, Inc.                282,375
                                                    ------------
                                                         374,529
                                                    ------------
                     INSURANCE: 1.7%
       9,050    @@   ACE Ltd.                            372,679
       9,900         Aflac, Inc.                         401,940
      18,700         Allstate Corp.                      822,425
       1,850         AMBAC Financial Group, Inc.         127,928
      52,000         American International Group      3,811,599
       5,250         AON Corp.                           145,058
       3,800         Chubb Corp.                         256,006
       4,720         Cigna Corp.                         320,016
       2,992         Cincinnati Financial Corp.          127,908
       6,550         Hartford Financial Services
                       Group, Inc.                       433,086
       2,250         Jefferson-Pilot Corp.               115,493
       4,900         Lincoln National Corp.              232,701
       4,450         Loews Corp.                         256,454
      10,350         Marsh & McLennan Cos., Inc.         456,642
       3,600         MBIA, Inc.                          199,404
      14,850         Metlife, Inc.                       527,917
       1,850         MGIC Investment Corp.               135,050
       6,450         Principal Financial Group           225,428
       6,150         Progressive Corp.                   527,485
      10,900         Prudential Financial, Inc.          482,870
       3,850         Safeco Corp.                        161,508
      12,850         St. Paul Cos.                       509,888
       2,100         Torchmark Corp.                     113,799
       2,500    @@   XL Capital Ltd.                     186,625
                                                    ------------
                                                      10,949,909
                                                    ------------
                     INTERNET: 0.3%
      12,700    @    eBay, Inc.                        1,127,760
       2,550    @    Monster Worldwide, Inc.              64,541
       7,950    @    Symantec Corp.                      364,110
      10,800    @    Yahoo!, Inc.                        331,128
                                                    ------------
                                                       1,887,539
                                                    ------------
                     IRON/STEEL: 0.0%
       1,550         Nucor Corp.                         102,068
       2,750         United States Steel Corp.            83,490
                                                    ------------
                                                         185,558
                                                    ------------


   Shares                                              Value
----------------------------------------------------------------
                     LEISURE TIME: 0.2%
       3,200         Brunswick Corp.                $    129,600
      12,100         Carnival Corp.                      515,581
       5,800         Harley-Davidson, Inc.               333,442
       3,400         Sabre Holdings Corp.                 86,700
                                                    ------------
                                                       1,065,323
                                                    ------------
                     LODGING: 0.1%
       1,430         Harrah's Entertainment, Inc.         73,502
       5,600         Hilton Hotels Corp.                  97,160
       5,400         Marriott International, Inc.        266,382
       3,500         Starwood Hotels & Resorts
                       Worldwide, Inc.                   147,630
                                                    ------------
                                                         584,674
                                                    ------------
                     MACHINERY -- CONSTRUCTION & MINING: 0.1%
       6,800         Caterpillar, Inc.                   512,380
                                                    ------------
                                                         512,380
                                                    ------------
                     MACHINERY -- DIVERSIFIED: 0.1%
       1,200         Cummins, Inc.                        69,888
       4,850         Deere & Co.                         318,645
       3,750         Rockwell Automation, Inc.           126,975
                                                    ------------
                                                         515,508
                                                    ------------
                     MEDIA: 0.9%
      12,200         Clear Channel Communications,
                       Inc.                              484,340
       1,100         Dow Jones & Co., Inc.                52,723
       5,300         Gannett Co., Inc.                   465,340
       1,150         Knight-Ridder, Inc.                  87,377
       6,500         McGraw-Hill Cos., Inc.              506,480
       1,050         Meredith Corp.                       55,083
       3,550         New York Times Co.                  165,537
      88,350    @    Time Warner, Inc.                 1,505,484
       7,600         Tribune Co.                         367,004
      34,200         Viacom, Inc.                      1,261,638
      40,100         Walt Disney Co.                     941,147
                                                    ------------
                                                       5,892,153
                                                    ------------
                     MINING: 0.2%
      17,200         Alcoa, Inc.                         538,360
       3,800         Freeport-McMoRan Copper &
                       Gold, Inc.                        127,794
       4,150         Newmont Mining Corp.                164,797
       3,300    @    Phelps Dodge Corp.                  224,070
                                                    ------------
                                                       1,055,021
                                                    ------------
                     MISCELLANEOUS MANUFACTURING: 1.9%
      26,600         3M Co.                            2,249,295
       1,700         Cooper Industries Ltd.               96,730
         400         Crane Co.                            12,076
       6,900         Danaher Corp.                       324,507
       4,450         Dover Corp.                         173,372
       2,170         Eastman Kodak Co.                    56,811
       3,350         Eaton Corp.                         195,473
     203,000         General Electric Co.              6,317,359
      16,600         Honeywell International, Inc.       559,420
       6,100         Illinois Tool Works, Inc.           548,268
       1,600    @@   Ingersoll-Rand Co.                  104,480
       2,300         ITT Industries, Inc.                185,265
       1,800         Pall Corp.                           43,524
       3,330         Textron, Inc.                       181,985
      38,600    @@   Tyco International Ltd.           1,188,494
                                                    ------------
                                                      12,237,059
                                                    ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.1%
       4,400         Pitney Bowes, Inc.                  195,052
      16,800    @    Xerox Corp.                         227,472
                                                    ------------
                                                         422,524
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     OIL AND GAS: 2.1%
       2,560         Amerada Hess Corp.             $    180,710
       6,150         Anadarko Petroleum Corp.            335,298
       7,550         Apache Corp.                        304,718
       6,200         Burlington Resources, Inc.          415,028
      35,300         ChevronTexaco Corp.               3,191,120
      18,150         ConocoPhillips                    1,330,940
       7,950         Devon Energy Corp.                  471,912
       1,700         EOG Resources, Inc.                  90,831
     129,500         Exxon Mobil Corp.                 5,600,874
       1,400         Kerr-McGee Corp.                     68,950
      10,400         Marathon Oil Corp.                  346,736
       2,200   @,@@  Nabors Industries Ltd.               91,080
       3,350    @    Noble Corp.                         115,441
      10,040         Occidental Petroleum Corp.          443,768
       2,300         Sunoco, Inc.                        141,519
       7,710    @    Transocean, Inc.                    206,088
       5,400         Unocal Corp.                        192,402
       3,400         Valero Energy Corp.                 224,774
                                                    ------------
                                                      13,752,189
                                                    ------------
                     OIL AND GAS SERVICES: 0.1%
       2,550         Baker Hughes, Inc.                   86,777
       2,750    @    BJ Services Co.                     115,198
      11,350         Schlumberger Ltd.                   648,879
                                                    ------------
                                                         850,854
                                                    ------------
                     PACKAGING AND CONTAINERS: 0.0%
       1,300         Ball Corp.                           88,803
       1,400         Bemis Co.                            38,570
       2,550    @    Pactiv Corp.                         60,129
       2,600    @    Sealed Air Corp.                    130,702
                                                    ------------
                                                         318,204
                                                    ------------
                     PHARMACEUTICALS: 2.2%
      30,450         Abbott Laboratories               1,254,845
       1,000         Allergan, Inc.                       88,900
       2,050         AmerisourceBergen Corp.             122,959
      38,050         Bristol-Myers Squibb Co.            961,524
       3,500         Cardinal Health, Inc.               236,985
      11,700    @    Caremark Rx, Inc.                   365,040
      22,000         Eli Lilly & Co.                   1,620,740
       1,400    @    Express Scripts, Inc.               109,564
       8,200    @    Forest Laboratories, Inc.           519,798
       5,700    @    King Pharmaceuticals, Inc.           76,152
       5,448    @    Medco Health Solutions, Inc.        190,843
      43,450         Merck & Co., Inc.                 2,055,184
     151,370         Pfizer, Inc.                      5,349,415
       1,300    @    Watson Pharmaceuticals, Inc.         48,555
      26,000         Wyeth                               936,000
                                                    ------------
                                                      13,936,504
                                                    ------------
                     PIPELINES: 0.1%
       3,300         Kinder Morgan, Inc.                 198,000
      15,300         Williams Cos., Inc.                 182,223
                                                    ------------
                                                         380,223
                                                    ------------
                     RETAIL: 2.5%
       2,100    @    Autonation, Inc.                     35,007
       5,550    @    Bed Bath & Beyond, Inc.             206,738
      10,550         Best Buy Co., Inc.                  556,618
       8,650         Costco Wholesale Corp.              326,797
       3,250         CVS Corp.                           135,460
       3,950         Darden Restaurants, Inc.             88,875
       6,850         Dollar General Corp.                132,890
       3,200         Family Dollar Stores                100,352
       5,750         Federated Department Stores         274,333
      30,370         Gap, Inc.                           733,436
      61,440         Home Depot, Inc.                  2,206,924
       6,200         JC Penney Co., Inc. Holding
                       Co.                               221,836
      15,150         Limited Brands                      292,395
      15,240         Lowe's Cos., Inc.                   816,406
       9,300         May Department Stores Co.           266,538


   Shares                                              Value
----------------------------------------------------------------
      32,950         McDonald's Corp.               $    869,879
       5,250         Nordstrom, Inc.                     212,888
       9,500    @    Office Depot, Inc.                  155,230
       4,840         RadioShack Corp.                    147,088
       7,100         Sears Roebuck and Co.               269,800
      15,970         Staples, Inc.                       440,453
      12,100    @    Starbucks Corp.                     491,744
      17,650         Target Corp.                        788,954
       2,600         Tiffany & Co.                        91,962
      11,200         TJX Cos., Inc.                      278,992
       3,950    @    Toys R US, Inc.                      62,094
      86,200         Wal-Mart Stores, Inc.             4,803,925
      20,050         Walgreen Co.                        701,951
       3,450         Wendy's International, Inc.         130,376
       9,250    @    Yum! Brands, Inc.                   346,875
                                                    ------------
                                                      16,186,816
                                                    ------------
                     SAVINGS AND LOANS: 0.2%
       3,500         Golden West Financial Corp.         380,695
      17,350         Washington Mutual, Inc.             757,848
                                                    ------------
                                                       1,138,543
                                                    ------------
                     SEMICONDUCTORS: 1.3%
       7,200    @    Advanced Micro Devices, Inc.        111,960
       8,400    @    Altera Corp.                        192,276
       7,350         Analog Devices, Inc.                361,253
      45,450    @    Applied Materials, Inc.             907,182
       7,200    @    Applied Micro Circuits Corp.         38,808
       6,700    @    Broadcom Corp.                      282,807
     129,250         Intel Corp.                       3,690,087
       4,250    @    Kla-Tencor Corp.                    204,765
       7,450         Linear Technology Corp.             295,467
       7,400    @    LSI Logic Corp.                      60,680
       7,800         Maxim Integrated Products           396,474
      13,250    @    Micron Technology, Inc.             199,148
       7,200    @    National Semiconductor Corp.        156,024
       2,100    @    Novellus Systems, Inc.               69,909
       4,100    @    Teradyne, Inc.                       91,389
      33,800         Texas Instruments, Inc.             882,518
       7,600         Xilinx, Inc.                        277,248
                                                    ------------
                                                       8,217,995
                                                    ------------
                     SOFTWARE: 1.7%
       5,650         Adobe Systems, Inc.                 252,160
       3,300         Autodesk, Inc.                      118,338
      11,350         Automatic Data Processing           504,281
       6,780    @    BMC Software, Inc.                  119,599
       5,000    @    Citrix Systems, Inc.                105,250
      20,200         Computer Associates
                       International, Inc.               546,612
      14,450    @    Compuware Corp.                     114,878
       6,700    @    Electronic Arts, Inc.               340,561
      17,328         First Data Corp.                    750,129
       4,850    @    Fiserv, Inc.                        183,427
       7,800         IMS Health, Inc.                    194,064
       3,450    @    Intuit, Inc.                        135,171
       1,700    @    Mercury Interactive Corp.            81,498
     214,350         Microsoft Corp.                   5,648,122
       7,200    @    Novell, Inc.                         65,592
     101,850    @    Oracle Corp.                      1,152,941
       7,300    @    Peoplesoft, Inc.                    130,524
      17,500    @    Siebel Systems, Inc.                189,000
      13,700    @    Veritas Software Corp.              364,420
                                                    ------------
                                                      10,996,567
                                                    ------------
                     TELECOMMUNICATIONS: 2.1%
       8,150         Alltel Corp.                        412,635
      18,140         AT&T Corp.                          300,761
      25,750    @    AT&T Wireless Services, Inc.        364,620
       8,050    @    Avaya, Inc.                         127,432
      35,550         BellSouth Corp.                     887,328
       3,250         CenturyTel, Inc.                     97,143

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IV                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     TELECOMMUNICATIONS (CONTINUED)
     136,750    @    Cisco Systems, Inc.            $  3,029,012
       4,800    @    Comverse Technology, Inc.            84,816
      27,350    @    Corning, Inc.                       338,867
      94,050    @    Lucent Technologies, Inc.           335,759
      76,950         Motorola, Inc.                    1,521,301
      21,500    @    Nextel Communications, Inc.         497,295
      15,800         Qualcomm, Inc.                    1,059,706
      13,000    @    Qwest Communications
                       International                      48,750
      64,300         SBC Communications, Inc.          1,523,909
       5,350         Scientific-Atlanta, Inc.            184,147
      27,150         Sprint Corp.-FON Group              482,184
      13,650    @    Tellabs, Inc.                       108,381
      53,650         Verizon Communications, Inc.      1,855,216
                                                    ------------
                                                      13,259,262
                                                    ------------
                     TEXTILES: 0.0%
       3,700         Cintas Corp.                        167,906
                                                    ------------
                                                         167,906
                                                    ------------
                     TOYS/GAMES/HOBBIES: 0.0%
       4,900         Hasbro, Inc.                         96,334
                                                    ------------
                                                          96,334
                                                    ------------
                     TRANSPORTATION: 0.4%
       7,250         Burlington Northern Santa Fe
                       Corp.                             238,815
       7,900         FedEx Corp.                         581,282
       8,050         Norfolk Southern Corp.              195,052
       1,200         Ryder System, Inc.                   44,580
      21,900         United Parcel Service, Inc.       1,570,668
                                                    ------------
                                                       2,630,397
                                                    ------------
                     Total Common Stock (Cost
                       $170,457,420)                 211,075,210
                                                    ------------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                     REGIONAL MALLS: 0.0%
       4,850         Simon Property Group, Inc.          250,115
                                                    ------------
                                                         250,115
                                                    ------------
                     WAREHOUSE/INDUSTRIAL: 0.0%
       1,650         Prologis                             52,899
                                                    ------------
                                                          52,899
                                                    ------------
                     Total Real Estate Investment
                       Trusts
                       (Cost $269,755)                   303,014
                                                    ------------
 Principal
   Amount                                              Value
----------------------------------------------------------------
         U.S. GOVERNMENT AGENCY OBLIGATIONS: 58.9%
                     FEDERAL HOME LOAN BANK: 48.5%
$350,000,000         3.72%, due 10/05/07            $309,741,249
                                                    ------------
                                                     309,741,249
                                                    ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION:
                       10.4%
  75,000,000         3.80%, due 10/05/07              66,199,050
                                                    ------------
                                                      66,199,050
                                                    ------------
                     Total U.S. Government Agency
                       Obligations
                       (Cost $382,492,613)           375,940,299
                                                    ------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 7.8%
                     U.S. TREASURY STRIP PRINCIPAL: 7.8%
$ 55,110,000         3.28%, due 08/15/07            $ 49,683,484
                                                    ------------
                     Total U.S. Treasury
                       Obligations
                       (Cost $49,972,690)             49,683,484
                                                    ------------
                     Total Long-Term Investments
                       (Cost $603,192,478)           637,002,007
                                                    ------------
REPURCHASE AGREEMENT: 0.5%
   3,224,000         Morgan Stanley Repurchase
                       Agreement dated 05/28/04,
                       1.010%, due 06/01/04,
                       $3,224,362 to be received
                       upon repurchased
                       (Collateralized by
                       $3,380,000 Federal Home
                       Loan Mortgage Corporation,
                       3.875% Market Value plus
                       accrued interest $3,374,554
                       due 01/12/09)                   3,224,000
                                                    ------------
                     Total Repurchase Agreement
                       (Cost $3,224,000)               3,224,000
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $606,416,478)*          100.3%   $640,226,007
            OTHER ASSETS AND
              LIABILITIES-NET                (0.3)     (1,813,410)
                                            -----    ------------
            NET ASSETS                      100.0%   $638,412,597
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $610,582,761.
       Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                 $37,359,273
      Gross Unrealized Depreciation                  (7,716,027)
                                                    -----------
      Net Unrealized Appreciation                   $29,643,246
                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V                               as of May 31, 2004
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
COMMON STOCK: 31.3%
                     ADVERTISING: 0.1%
       6,650    @    Interpublic Group of Cos.,
                       Inc.                         $     95,627
       3,050         Omnicom Group                       243,604
                                                    ------------
                                                         339,231
                                                    ------------
                     AEROSPACE/DEFENSE: 0.6%
      19,000         Boeing Co.                          870,199
       5,150         General Dynamics Corp.              492,495
       2,100         Goodrich Corp.                       58,863
       6,800         Lockheed Martin Corp.               336,872
         950         Northrop Grumman Corp.               97,974
       6,050         Raytheon Co.                        201,163
       2,650         Rockwell Collins, Inc.               79,606
       8,050         United Technologies Corp.           681,110
                                                    ------------
                                                       2,818,282
                                                    ------------
                     AGRICULTURE: 0.3%
      31,700         Altria Group, Inc.                1,520,649
       3,600         Monsanto Co.                        124,200
         950         RJ Reynolds Tobacco Holdings,
                       Inc.                               53,390
       1,500         UST, Inc.                            56,040
                                                    ------------
                                                       1,754,279
                                                    ------------
                     APPAREL: 0.1%
       2,860         Jones Apparel Group, Inc.           110,024
       1,750         Liz Claiborne, Inc.                  60,025
       5,650         Nike, Inc.                          401,998
         500         Reebok International Ltd.            18,125
       1,500         VF Corp.                             70,470
                                                    ------------
                                                         660,642
                                                    ------------
                     AUTO MANUFACTURERS: 0.2%
      40,230         Ford Motor Co.                      597,415
       7,100         General Motors Corp.                322,269
       1,050    @    Navistar International Corp.         39,848
       3,775         Paccar, Inc.                        210,645
                                                    ------------
                                                       1,170,177
                                                    ------------
                     AUTO PARTS & EQUIPMENT: 0.0%
       2,800         Dana Corp.                           52,220
       1,000         Johnson Controls, Inc.               53,920
                                                    ------------
                                                         106,140
                                                    ------------
                     BANKS: 2.4%
       5,550         AmSouth Bancorp                     141,414
      42,752         Bank of America Corp.             3,553,973
      11,850         Bank of New York Co., Inc.          356,330
      17,300         Bank One Corp.                      838,184
       2,750         BB&T Corp.                          103,620
       3,500         Charter One Financial, Inc.         153,860
       3,050         Comerica, Inc.                      172,661
       2,950         Fifth Third Bancorp                 160,156
       1,450         First Horizon National Corp.         67,527
       2,900         Huntington Bancshares, Inc.          65,743
       6,450         KeyCorp                             202,595
       3,600         Marshall & Ilsley Corp.             148,140
       6,850         Mellon Financial Corp.              201,664
      15,600         National City Corp.                 553,643
       1,700         North Fork Bancorporation,
                       Inc.                               65,450
       3,700         Northern Trust Corp.                158,915
       4,350         PNC Financial Services Group,
                       Inc.                              240,164
       3,650         Regions Financial Corp.             138,773
       5,450         SouthTrust Corp.                    184,592
       5,200         State Street Corp.                  251,784
       4,350         SunTrust Banks, Inc.                283,098
       3,800         Synovus Financial Corp.              97,850
       3,250         Union Planters Corp.                 97,858


   Shares                                              Value
----------------------------------------------------------------
      24,800         US Bancorp                     $    696,879
      34,350         Wachovia Corp.                    1,621,663
      26,250         Wells Fargo & Co.                 1,543,499
       1,450         Zions Bancorporation                 88,885
                                                    ------------
                                                      12,188,920
                                                    ------------
                     BEVERAGES: 0.9%
       4,250         Anheuser-Busch Cos., Inc.           226,398
         700         Brown-Forman Corp.                   33,635
      51,000         Coca-Cola Co.                     2,618,849
       7,550         Coca-Cola Enterprises, Inc.         208,003
       3,950         Pepsi Bottling Group, Inc.          114,550
      26,550         PepsiCo, Inc.                     1,416,974
                                                    ------------
                                                       4,618,409
                                                    ------------
                     BIOTECHNOLOGY: 0.3%
      19,950    @    Amgen, Inc.                       1,091,264
       1,750    @    Biogen IDEC, Inc.                   108,763
       2,850    @    Chiron Corp.                        127,538
         900    @    Millipore Corp.                      49,491
                                                    ------------
                                                       1,377,056
                                                    ------------
                     BUILDING MATERIALS: 0.1%
       3,600    @    American Standard Cos., Inc.        135,072
      12,350         Masco Corp.                         357,533
       2,150         Vulcan Materials Co.                 96,234
                                                    ------------
                                                         588,839
                                                    ------------
                     CHEMICALS: 0.3%
       1,450         Air Products & Chemicals,
                       Inc.                               72,457
       1,100         Ashland, Inc.                        51,865
      13,050         Dow Chemical Co.                    520,695
       1,100         Eastman Chemical Co.                 50,974
       4,200         Ecolab, Inc.                        128,142
       2,600         Engelhard Corp.                      78,702
       1,000         International Flavors &
                       Fragrances, Inc.                   35,980
       3,400         PPG Industries, Inc.                203,320
       5,600         Praxair, Inc.                       207,144
       3,800         Rohm & Haas Co.                     146,452
       2,800         Sherwin-Williams Co.                110,040
         700         Sigma-Aldrich Corp.                  39,977
                                                    ------------
                                                       1,645,748
                                                    ------------
                     COMMERCIAL SERVICES: 0.3%
       2,300    @    Apollo Group, Inc.                  215,740
      26,300         Cendant Corp.                       603,321
         250         Deluxe Corp.                         10,705
       2,150         Equifax, Inc.                        52,697
       2,300         H&R Block, Inc.                     112,355
       2,200         Moody's Corp.                       143,858
       7,550         Paychex, Inc.                       283,201
       1,900         Robert Half International,
                       Inc.                               53,162
       3,350         RR Donnelley & Sons Co.             101,371
                                                    ------------
                                                       1,576,410
                                                    ------------
                     COMPUTERS: 1.1%
       4,950    @    Apple Computer, Inc.                138,897
      39,550    @    Dell, Inc.                        1,391,369
      31,500    @    EMC Corp./Mass                      354,060
       4,100    @    Gateway, Inc.                        16,605
      47,400         Hewlett-Packard Co.               1,006,776
      26,250         International Business
                       Machines Corp.                  2,325,487
       1,600    @    Lexmark International, Inc.         150,912
       1,150    @    NCR Corp.                            55,476
       7,600    @    Network Appliance, Inc.             150,480
       1,750    @    Sungard Data Systems, Inc.           48,493
       3,300    @    Unisys Corp.                         44,748
                                                    ------------
                                                       5,683,303
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V                   as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     COSMETICS/PERSONAL CARE: 0.9%
       1,200         Alberto-Culver Co.             $     56,424
       1,250         Avon Products, Inc.                 110,825
       8,150         Colgate-Palmolive Co.               466,180
      26,800         Gillette Co.                      1,154,812
       7,800         Kimberly-Clark Corp.                514,020
      20,100         Procter & Gamble Co.              2,167,182
                                                    ------------
                                                       4,469,443
                                                    ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
       1,350         WW Grainger, Inc.                    73,508
                                                    ------------
                                                          73,508
                                                    ------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.8%
      19,950         American Express Co.              1,011,465
       1,350         Bear Stearns Cos., Inc.             109,431
       4,050         Capital One Financial Corp.         283,743
      17,300         Charles Schwab Corp.                169,540
      79,850         Citigroup, Inc.                   3,707,435
       7,299         Countrywide Financial Corp.         470,786
       6,250    @    E*TRADE Group, Inc.                  71,313
      15,000         Fannie Mae                        1,015,500
       1,350         Federated Investors, Inc.            40,203
       3,250         Franklin Resources, Inc.            163,410
      10,700         Freddie Mac                         624,773
      10,050         Goldman Sachs Group, Inc.           943,796
       3,350         Janus Capital Group, Inc.            54,840
      43,050         JP Morgan Chase & Co.             1,585,961
       5,750         Lehman Brothers Holdings,
                       Inc.                              434,988
      19,600         MBNA Corp.                          497,840
      20,300         Merrill Lynch & Co., Inc.         1,153,039
      23,000         Morgan Stanley                    1,230,729
       4,350    @    Providian Financial Corp.            59,160
       7,150         SLM Corp.                           274,060
       2,200         T Rowe Price Group, Inc.            105,952
                                                    ------------
                                                      14,007,964
                                                    ------------
                     ELECTRIC: 0.7%
      15,000    @    AES Corp.                           140,100
       2,550         Ameren Corp.                        112,710
       6,700         American Electric Power Co.,
                       Inc.                              212,859
       6,250         Centerpoint Energy, Inc.             67,750
       1,450         Consolidated Edison, Inc.            56,927
       2,150         Constellation Energy Group,
                       Inc.                               82,216
      13,900         Duke Energy Corp.                   277,166
       7,120         Edison International                171,877
       3,900         Entergy Corp.                       212,979
      10,350         Exelon Corp.                        344,654
       5,050         FirstEnergy Corp.                   196,950
       3,100         FPL Group, Inc.                     197,625
       4,000         NiSource, Inc.                       81,040
       6,700    @    PG&E Corp.                          190,950
       1,000         Pinnacle West Capital Corp.          40,290
       3,150         PPL Corp.                           135,923
       1,850         Progress Energy, Inc.                78,829
       3,850         Public Service Enterprise
                       Group, Inc.                       162,316
      11,300         Southern Co.                        326,795
       3,600         TECO Energy, Inc.                    43,776
       7,050         TXU Corp.                           263,459
       6,350         Xcel Energy, Inc.                   107,887
                                                    ------------
                                                       3,505,078
                                                    ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.1%
       6,500         Emerson Electric Co.                388,050
                                                    ------------
                                                         388,050
                                                    ------------
                     ELECTRONICS: 0.2%
       5,900    @    Agilent Technologies, Inc.          151,630
       1,550         Applera Corp.-Applied
                       Biosystems Group                   30,039


   Shares                                              Value
----------------------------------------------------------------
       3,550    @    Jabil Circuit, Inc.            $    100,501
       2,350         Parker Hannifin Corp.               130,566
       2,300         Perkinelmer, Inc.                    44,873
      11,850    @    Sanmina-SCI Corp.                   125,373
       9,450    @    Solectron Corp.                      51,975
       3,900         Symbol Technologies, Inc.            57,447
       1,600         Tektronix, Inc.                      50,496
       2,700    @    Thermo Electron Corp.                83,106
       2,000    @    Waters Corp.                         92,160
                                                    ------------
                                                         918,166
                                                    ------------
                     ENTERTAINMENT: 0.0%
       5,450         International Game Technology       214,185
                                                    ------------
                                                         214,185
                                                    ------------
                     ENVIRONMENTAL CONTROL: 0.1%
       4,900    @    Allied Waste Industries, Inc.        64,974
       9,050         Waste Management, Inc.              260,278
                                                    ------------
                                                         325,252
                                                    ------------
                     FOOD: 0.4%
      11,250         Archer-Daniels-Midland Co.          187,088
       2,700         Campbell Soup Co.                    68,877
       8,050         ConAgra Foods, Inc.                 226,366
       2,050         Hershey Foods Corp.                 181,897
       5,600         HJ Heinz Co.                        209,104
       6,450         Kellogg Co.                         273,480
       1,300         McCormick & Co., Inc.                46,085
       2,250    @    Safeway, Inc.                        50,760
      12,500         Sara Lee Corp.                      286,249
       2,450         Supervalu, Inc.                      75,999
       4,000         Sysco Corp.                         150,000
       3,650         WM Wrigley Jr. Co.                  229,220
                                                    ------------
                                                       1,985,125
                                                    ------------
                     FOREST PRODUCTS & PAPER: 0.2%
         700         Boise Cascade Corp.                  24,605
       5,700         Georgia-Pacific Corp.               204,174
       7,800         International Paper Co.             327,054
       2,100         Louisiana-Pacific Corp.              48,510
       2,700         Plum Creek Timber Co., Inc.          84,564
         700         Temple-Inland, Inc.                  45,724
       6,800         Weyerhaeuser Co.                    411,264
                                                    ------------
                                                       1,145,895
                                                    ------------
                     GAS: 0.0%
       3,050         KeySpan Corp.                       107,970
         400         Peoples Energy Corp.                 16,568
       3,100         Sempra Energy                       103,447
                                                    ------------
                                                         227,985
                                                    ------------
                     HAND/MACHINE TOOLS: 0.0%
       1,230         Black & Decker Corp.                 73,714
         300         Snap-On, Inc.                        10,089
       1,400         Stanley Works                        60,970
                                                    ------------
                                                         144,773
                                                    ------------
                     HEALTHCARE -- PRODUCTS: 1.2%
         750         Bausch & Lomb, Inc.                  45,765
       7,800         Baxter International, Inc.          245,232
       3,300         Becton Dickinson & Co.              166,056
       4,350         Biomet, Inc.                        174,522
      10,670    @    Boston Scientific Corp.             472,681
       1,100         CR Bard, Inc.                       123,387
       4,100         Guidant Corp.                       222,794
      46,050         Johnson & Johnson                 2,565,446
      18,650         Medtronic, Inc.                     893,335

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V                   as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     HEALTHCARE -- PRODUCTS (CONTINUED)
       2,800    @    St. Jude Medical, Inc.         $    213,528
       6,100         Stryker Corp.                       310,185
       5,100    @    Zimmer Holdings, Inc.               435,285
                                                    ------------
                                                       5,868,216
                                                    ------------
                     HEALTHCARE -- SERVICES: 0.5%
       3,250         Aetna, Inc.                         263,900
       3,760    @    Anthem, Inc.                        332,873
       3,650    @    Humana, Inc.                         62,306
       1,200         Manor Care, Inc.                     37,596
       1,300         Quest Diagnostics                   111,995
      16,600         UnitedHealth Group, Inc.          1,083,150
       4,180    @    WellPoint Health Networks           466,237
                                                    ------------
                                                       2,358,057
                                                    ------------
                     HOME BUILDERS: 0.0%
       1,460         Centex Corp.                         70,795
         600         KB Home                              39,528
                                                    ------------
                                                         110,323
                                                    ------------
                     HOME FURNISHINGS: 0.0%
       1,800         Leggett & Platt, Inc.                45,504
       1,100         Whirlpool Corp.                      73,183
                                                    ------------
                                                         118,687
                                                    ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
       1,100         Clorox Co.                           57,596
       2,100         Fortune Brands, Inc.                158,130
                                                    ------------
                                                         215,726
                                                    ------------
                     INSURANCE: 1.6%
       6,000    @@   ACE Ltd.                            247,080
       7,950         Aflac, Inc.                         322,770
      14,850         Allstate Corp.                      653,102
       1,700         AMBAC Financial Group, Inc.         117,555
      40,350         American International Group      2,957,654
       4,850         AON Corp.                           134,006
       3,000         Chubb Corp.                         202,110
       3,120         Cigna Corp.                         211,536
       1,890         Cincinnati Financial Corp.           80,798
       4,550         Hartford Financial Services
                       Group, Inc.                       300,846
       2,400         Jefferson-Pilot Corp.               123,192
       3,700         Lincoln National Corp.              175,713
       3,150         Loews Corp.                         181,535
       8,100         Marsh & McLennan Cos., Inc.         357,372
       1,650         MBIA, Inc.                           91,394
      10,750         Metlife, Inc.                       382,163
       1,200         MGIC Investment Corp.                87,600
       5,100         Principal Financial Group           178,245
       4,600         Progressive Corp.                   394,542
       8,400         Prudential Financial, Inc.          372,120
       2,500         Safeco Corp.                        104,875
      10,150         St. Paul Cos.                       402,751
       1,000         Torchmark Corp.                      54,190
       1,800    @@   XL Capital Ltd.                     134,370
                                                    ------------
                                                       8,267,519
                                                    ------------
                     INTERNET: 0.3%
       8,400    @    eBay, Inc.                          745,920
       1,250    @    Monster Worldwide, Inc.              31,638
       6,700    @    Symantec Corp.                      306,860
       6,600    @    Yahoo!, Inc.                        202,356
                                                    ------------
                                                       1,286,774
                                                    ------------
                     IRON/STEEL: 0.0%
         900         Nucor Corp.                          59,265
       1,700         United States Steel Corp.            51,612
                                                    ------------
                                                         110,877
                                                    ------------


   Shares                                              Value
----------------------------------------------------------------
                     LEISURE TIME: 0.2%
       2,300         Brunswick Corp.                $     93,150
       9,850         Carnival Corp.                      419,708
       4,750         Harley-Davidson, Inc.               273,078
       2,400         Sabre Holdings Corp.                 61,200
                                                    ------------
                                                         847,136
                                                    ------------
                     LODGING: 0.1%
       1,250         Harrah's Entertainment, Inc.         64,250
       3,450         Hilton Hotels Corp.                  59,858
       3,550         Marriott International, Inc.        175,121
       2,300         Starwood Hotels & Resorts
                       Worldwide, Inc.                    97,014
                                                    ------------
                                                         396,243
                                                    ------------
                     MACHINERY -- CONSTRUCTION & MINING: 0.1%
       4,950         Caterpillar, Inc.                   372,983
                                                    ------------
                                                         372,983
                                                    ------------
                     MACHINERY -- DIVERSIFIED: 0.1%
         800         Cummins, Inc.                        46,592
       3,750         Deere & Co.                         246,375
       2,650         Rockwell Automation, Inc.            89,729
                                                    ------------
                                                         382,696
                                                    ------------
                     MEDIA: 0.9%
       9,400         Clear Channel Communications,
                       Inc.                              373,180
         700         Dow Jones & Co., Inc.                33,551
       4,200         Gannett Co., Inc.                   368,760
         800         Knight-Ridder, Inc.                  60,784
       4,950         McGraw-Hill Cos., Inc.              385,704
         750         Meredith Corp.                       39,345
       2,500         New York Times Co.                  116,575
      70,450    @    Time Warner, Inc.                 1,200,468
       5,200         Tribune Co.                         251,108
      27,150         Viacom, Inc.                      1,001,564
      32,000         Walt Disney Co.                     751,040
                                                    ------------
                                                       4,582,079
                                                    ------------
                     MINING: 0.1%
      11,350         Alcoa, Inc.                         355,254
         950         Freeport-McMoRan Copper &
                       Gold, Inc.                         31,949
       2,750         Newmont Mining Corp.                109,203
       2,400    @    Phelps Dodge Corp.                  162,960
                                                    ------------
                                                         659,366
                                                    ------------
                     MISCELLANEOUS MANUFACTURING: 1.8%
      20,700         3M Co.                            1,750,391
       1,500         Cooper Industries Ltd.               85,350
         300         Crane Co.                             9,057
       4,900         Danaher Corp.                       230,447
       3,200         Dover Corp.                         124,672
       3,260         Eastman Kodak Co.                    85,347
       2,300         Eaton Corp.                         134,205
     158,050         General Electric Co.              4,918,515
      12,450         Honeywell International, Inc.       419,565
       4,850         Illinois Tool Works, Inc.           435,918
       1,050    @@   Ingersoll-Rand Co.                   68,565
       1,650         ITT Industries, Inc.                132,908
       1,200         Pall Corp.                           29,016
       1,750         Textron, Inc.                        95,638
      25,450    @@   Tyco International Ltd.             783,605
                                                    ------------
                                                       9,303,199
                                                    ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.1%
       3,700         Pitney Bowes, Inc.                  164,021
      13,700    @    Xerox Corp.                         185,498
                                                    ------------
                                                         349,519
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V                   as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     OIL AND GAS: 2.1%
       1,800         Amerada Hess Corp.             $    127,062
       4,050         Anadarko Petroleum Corp.            220,806
       5,320         Apache Corp.                        214,715
       5,300         Burlington Resources, Inc.          354,782
      28,100         ChevronTexaco Corp.               2,540,239
      14,350         ConocoPhillips                    1,052,285
       5,250         Devon Energy Corp.                  311,640
       1,050         EOG Resources, Inc.                  56,102
     100,900         Exxon Mobil Corp.                 4,363,924
         900         Kerr-McGee Corp.                     44,325
       6,870         Marathon Oil Corp.                  229,046
         700   @,@@  Nabors Industries Ltd.               28,980
       1,850    @    Noble Corp.                          63,751
       7,850         Occidental Petroleum Corp.          346,970
       1,550         Sunoco, Inc.                         95,372
       4,900    @    Transocean, Inc.                    130,977
       3,150         Unocal Corp.                        112,235
       2,250         Valero Energy Corp.                 148,748
                                                    ------------
                                                      10,441,959
                                                    ------------
                     OIL AND GAS SERVICES: 0.1%
       1,650         Baker Hughes, Inc.                   56,150
       1,800    @    BJ Services Co.                      75,402
       9,000         Schlumberger Ltd.                   514,530
                                                    ------------
                                                         646,082
                                                    ------------
                     PACKAGING AND CONTAINERS: 0.0%
         600         Ball Corp.                           40,986
       1,000         Bemis Co.                            27,550
       2,340    @    Pactiv Corp.                         55,177
       1,950    @    Sealed Air Corp.                     98,027
                                                    ------------
                                                         221,740
                                                    ------------
                     PHARMACEUTICALS: 2.1%
      24,100         Abbott Laboratories                 993,161
         650         Allergan, Inc.                       57,785
       1,350         AmerisourceBergen Corp.              80,973
      30,050         Bristol-Myers Squibb Co.            759,364
       2,300         Cardinal Health, Inc.               155,733
       7,700    @    Caremark Rx, Inc.                   240,240
      17,450         Eli Lilly & Co.                   1,285,541
         900    @    Express Scripts, Inc.                70,434
       4,750    @    Forest Laboratories, Inc.           301,103
       5,480    @    King Pharmaceuticals, Inc.           73,213
       3,760    @    Medco Health Solutions, Inc.        131,713
      34,400         Merck & Co., Inc.                 1,627,119
     118,140         Pfizer, Inc.                      4,175,067
       1,100    @    Watson Pharmaceuticals, Inc.         41,085
      20,650         Wyeth                               743,400
                                                    ------------
                                                      10,735,931
                                                    ------------
                     PIPELINES: 0.1%
       1,550         Kinder Morgan, Inc.                  93,000
      11,500         Williams Cos., Inc.                 136,965
                                                    ------------
                                                         229,965
                                                    ------------
                     RETAIL: 2.4%
       1,400    @    Autonation, Inc.                     23,338
       4,100    @    Bed Bath & Beyond, Inc.             152,725
       8,750         Best Buy Co., Inc.                  461,650
       7,200         Costco Wholesale Corp.              272,016
       2,150         CVS Corp.                            89,612
       2,800         Darden Restaurants, Inc.             63,000
       4,500         Dollar General Corp.                 87,300
         950         Family Dollar Stores                 29,792
       3,800         Federated Department Stores         181,298
      20,040         Gap, Inc.                           483,966
      47,450         Home Depot, Inc.                  1,704,403
       4,100         JC Penney Co., Inc. Holding
                       Co.                               146,698
      12,750         Limited Brands                      246,075
      10,080         Lowe's Cos., Inc.                   539,986
       6,650         May Department Stores Co.           190,589


   Shares                                              Value
----------------------------------------------------------------
      26,550         McDonald's Corp.               $    700,919
       3,100         Nordstrom, Inc.                     125,705
       6,250    @    Office Depot, Inc.                  102,125
       3,850         RadioShack Corp.                    117,002
       4,650         Sears Roebuck and Co.               176,700
       8,740         Staples, Inc.                       241,049
       7,950    @    Starbucks Corp.                     323,088
      14,200         Target Corp.                        634,740
       1,700         Tiffany & Co.                        60,129
       7,900         TJX Cos., Inc.                      196,789
       4,500    @    Toys R US, Inc.                      70,740
      66,950         Wal-Mart Stores, Inc.             3,731,123
      16,050         Walgreen Co.                        561,911
       2,020         Wendy's International, Inc.          76,336
       6,050    @    Yum! Brands, Inc.                   226,875
                                                    ------------
                                                      12,017,679
                                                    ------------
                     SAVINGS AND LOANS: 0.2%
       1,950         Golden West Financial Corp.         212,102
      14,050         Washington Mutual, Inc.             613,704
                                                    ------------
                                                         825,806
                                                    ------------
                     SEMICONDUCTORS: 1.2%
       4,750    @    Advanced Micro Devices, Inc.         73,863
       5,550    @    Altera Corp.                        127,040
       5,700         Analog Devices, Inc.                280,155
      30,000    @    Applied Materials, Inc.             598,799
       5,450    @    Applied Micro Circuits Corp.         29,376
       4,400    @    Broadcom Corp.                      185,724
     100,450         Intel Corp.                       2,867,847
       3,000    @    Kla-Tencor Corp.                    144,540
       5,200         Linear Technology Corp.             206,232
       6,000    @    LSI Logic Corp.                      49,200
       4,250         Maxim Integrated Products           216,028
       8,300    @    Micron Technology, Inc.             124,749
       4,700    @    National Semiconductor Corp.        101,849
         750    @    Novellus Systems, Inc.               24,968
       2,300    @    Teradyne, Inc.                       51,267
      26,900         Texas Instruments, Inc.             702,358
       4,350         Xilinx, Inc.                        158,688
                                                    ------------
                                                       5,942,683
                                                    ------------
                     SOFTWARE: 1.6%
       4,000         Adobe Systems, Inc.                 178,520
       2,400         Autodesk, Inc.                       86,064
       8,350         Automatic Data Processing           370,991
       5,650    @    BMC Software, Inc.                   99,666
       3,500    @    Citrix Systems, Inc.                 73,675
      15,250         Computer Associates
                       International, Inc.               412,665
       8,950    @    Compuware Corp.                      71,153
       4,750    @    Electronic Arts, Inc.               241,443
      13,790         First Data Corp.                    596,969
       3,400    @    Fiserv, Inc.                        128,588
       5,350         IMS Health, Inc.                    133,108
       2,450    @    Intuit, Inc.                         95,991
         800    @    Mercury Interactive Corp.            38,352
     167,100         Microsoft Corp.                   4,403,084
       4,700    @    Novell, Inc.                         42,817
      81,550    @    Oracle Corp.                        923,145
       4,800    @    Peoplesoft, Inc.                     85,824
       9,850    @    Siebel Systems, Inc.                106,380
      10,000    @    Veritas Software Corp.              266,000
                                                    ------------
                                                       8,354,435
                                                    ------------
                     TELECOMMUNICATIONS: 2.0%
       6,450         Alltel Corp.                        326,564
      12,800         AT&T Corp.                          212,224
      14,050    @    AT&T Wireless Services, Inc.        198,948
       5,750    @    Avaya, Inc.                          91,023
      28,300         BellSouth Corp.                     706,368
       2,100         CenturyTel, Inc.                     62,769

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND V                   as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     TELECOMMUNICATIONS (CONTINUED)
     106,050    @    Cisco Systems, Inc.            $  2,349,007
       3,000    @    Comverse Technology, Inc.            53,010
      21,200    @    Corning, Inc.                       262,668
      66,200    @    Lucent Technologies, Inc.           236,334
      61,000         Motorola, Inc.                    1,205,969
      16,950    @    Nextel Communications, Inc.         392,054
      12,550         Qualcomm, Inc.                      841,729
       8,550    @    Qwest Communications
                       International                      32,063
      51,450         SBC Communications, Inc.          1,219,364
       3,550         Scientific-Atlanta, Inc.            122,191
      21,600         Sprint Corp.-FON Group              383,616
       9,500    @    Tellabs, Inc.                        75,430
      42,800         Verizon Communications, Inc.      1,480,023
                                                    ------------
                                                      10,251,354
                                                    ------------
                     TEXTILES: 0.0%
       2,600         Cintas Corp.                        117,988
                                                    ------------
                                                         117,988
                                                    ------------
                     TOYS/GAMES/HOBBIES: 0.0%
       3,450         Hasbro, Inc.                         67,827
                                                    ------------
                                                          67,827
                                                    ------------
                     TRANSPORTATION: 0.4%
       6,350         Burlington Northern Santa Fe
                       Corp.                             209,169
       6,250         FedEx Corp.                         459,875
       4,700         Norfolk Southern Corp.              113,881
         500         Ryder System, Inc.                   18,575
      17,400         United Parcel Service, Inc.       1,247,928
                                                    ------------
                                                       2,049,428
                                                    ------------
                     Total Common Stock
                       (Cost $154,834,405)           159,065,137
                                                    ------------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                     REGIONAL MALLS: 0.0%
       3,200         Simon Property Group, Inc.          165,024
                                                    ------------
                                                         165,024
                                                    ------------
                     WAREHOUSE/INDUSTRIAL: 0.0%
         900         Prologis                             28,854
                                                    ------------
                                                          28,854
                                                    ------------
                     Total Real Estate Investment
                       Trusts
                       (Cost $182,040)                   193,878
                                                    ------------
 Principal
   Amount                                              Value
----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 64.9%
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION:
                       64.9%
$380,000,000         3.91%, due 01/22/08            $330,369,720
                                                    ------------
                     Total U.S. Government Agency
                       Obligations
                       (Cost $337,282,288)           330,369,720
                                                    ------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 3.6%
                     U.S. TREASURY STRIP PRINCIPAL: 3.6%
$ 20,526,000         3.30%, due 11/15/07            $ 18,330,929
                                                    ------------
                     Total U.S. Treasury
                       Obligations
                       (Cost $18,271,124)             18,330,929
                                                    ------------
                     Total Long-Term Investments
                       (Cost $510,569,857)           507,959,664
                                                    ------------
REPURCHASE AGREEMENT: 0.5%
   2,650,000         Morgan Stanley Repurchase
                       Agreement dated 05/28/04,
                       1.010%, due 06/01/04,
                       $2,650,297 to be received
                       upon repurchased
                       (Collateralized by
                       $2,750,000 Federal Home
                       Loan Mortgage Corporation,
                       3.875% Market Value plus
                       accrued interest $2,745,569
                       due 01/12/09)                   2,650,000
                                                    ------------
                     Total Repurchase Agreement
                       (Cost $2,650,000)               2,650,000
                                                    ------------

              TOTAL INVESTMENTS IN
                SECURITIES
                (COST $513,219,857)*        100.3%   $510,609,664
              OTHER ASSETS AND
                LIABILITIES-NET              (0.3)     (1,429,872)
                                            -----    ------------
              NET ASSETS                    100.0%   $509,179,792
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $515,092,498.
       Net unrealized depreciation consists of:

      Gross Unrealized Appreciation                  $ 5,513,954
      Gross Unrealized Depreciation                   (9,996,788)
                                                     -----------
      Net Unrealized Depreciation                    $(4,482,834)
                                                     ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI                              as of May 31, 2004
--------------------------------------------------------------------------------

   Shares                                              Value
----------------------------------------------------------------
COMMON STOCK: 28.3%
                     ADVERTISING: 0.1%
       4,100    @    Interpublic Group of Cos.,
                       Inc.                         $     58,958
       2,850         Omnicom Group                       227,630
                                                    ------------
                                                         286,588
                                                    ------------
                     AEROSPACE/DEFENSE: 0.5%
      18,000         Boeing Co.                          824,399
       4,200         General Dynamics Corp.              401,646
       1,950         Goodrich Corp.                       54,659
       6,550         Lockheed Martin Corp.               324,487
         950         Northrop Grumman Corp.               97,974
       5,250         Raytheon Co.                        174,563
       2,100         Rockwell Collins, Inc.               63,084
       6,350         United Technologies Corp.           537,273
                                                    ------------
                                                       2,478,085
                                                    ------------
                     AGRICULTURE: 0.3%
      25,550         Altria Group, Inc.                1,225,634
       3,500         Monsanto Co.                        120,750
         850         RJ Reynolds Tobacco Holdings,
                       Inc.                               47,770
       2,100         UST, Inc.                            78,456
                                                    ------------
                                                       1,472,610
                                                    ------------
                     APPAREL: 0.1%
       2,000         Jones Apparel Group, Inc.            76,940
       1,600         Liz Claiborne, Inc.                  54,880
       5,500         Nike, Inc.                          391,325
         500         Reebok International Ltd.            18,125
       1,450         VF Corp.                             68,121
                                                    ------------
                                                         609,391
                                                    ------------
                     AUTO MANUFACTURERS: 0.2%
      39,700         Ford Motor Co.                      589,545
       6,900         General Motors Corp.                313,191
         900    @    Navistar International Corp.         34,155
       2,875         Paccar, Inc.                        160,425
                                                    ------------
                                                       1,097,316
                                                    ------------
                     AUTO PARTS & EQUIPMENT: 0.0%
       2,600         Dana Corp.                           48,490
       1,000         Johnson Controls, Inc.               53,920
                                                    ------------
                                                         102,410
                                                    ------------
                     BANKS: 2.2%
       4,100         AmSouth Bancorp                     104,468
      34,352         Bank of America Corp.             2,855,681
       9,800         Bank of New York Co., Inc.          294,686
      14,050         Bank One Corp.                      680,722
       2,700         BB&T Corp.                          101,736
       3,550         Charter One Financial, Inc.         156,058
       2,850         Comerica, Inc.                      161,339
       3,450         Fifth Third Bancorp                 187,301
       1,200         First Horizon National Corp.         55,884
       2,600         Huntington Bancshares, Inc.          58,942
       6,100         KeyCorp                             191,601
       3,300         Marshall & Ilsley Corp.             135,795
       6,400         Mellon Financial Corp.              188,416
      12,600         National City Corp.                 447,174
       1,550         North Fork Bancorporation,
                       Inc.                               59,675
       3,450         Northern Trust Corp.                148,178
       4,250         PNC Financial Services Group,
                       Inc.                              234,643
       3,400         Regions Financial Corp.             129,268
       5,050         SouthTrust Corp.                    171,044
       4,950         State Street Corp.                  239,679
       3,450         SunTrust Banks, Inc.                224,526
       3,700         Synovus Financial Corp.              95,275
       2,400         Union Planters Corp.                 72,264
      24,100         US Bancorp                          677,209
      22,050         Wachovia Corp.                    1,040,980

   Shares                                              Value
----------------------------------------------------------------
      21,200         Wells Fargo & Co.              $  1,246,559
       1,700         Zions Bancorporation                104,210
                                                    ------------
                                                      10,063,313
                                                    ------------
                     BEVERAGES: 0.8%
       4,900         Anheuser-Busch Cos., Inc.           261,023
         650         Brown-Forman Corp.                   31,233
      42,150         Coca-Cola Co.                     2,164,402
       6,850         Coca-Cola Enterprises, Inc.         188,718
       3,050         Pepsi Bottling Group, Inc.           88,450
      21,350         PepsiCo, Inc.                     1,139,449
                                                    ------------
                                                       3,873,275
                                                    ------------
                     BIOTECHNOLOGY: 0.2%
      16,100    @    Amgen, Inc.                         880,670
       1,700    @    Biogen IDEC, Inc.                   105,655
       2,600    @    Chiron Corp.                        116,350
         850    @    Millipore Corp.                      46,742
                                                    ------------
                                                       1,149,417
                                                    ------------
                     BUILDING MATERIALS: 0.1%
       3,600    @    American Standard Cos., Inc.        135,072
       9,400         Masco Corp.                         272,130
       2,000         Vulcan Materials Co.                 89,520
                                                    ------------
                                                         496,722
                                                    ------------
                     CHEMICALS: 0.3%
       1,400         Air Products & Chemicals,
                       Inc.                               69,958
         800         Ashland, Inc.                        37,720
      12,650         Dow Chemical Co.                    504,735
       1,050         Eastman Chemical Co.                 48,657
       4,000         Ecolab, Inc.                        122,040
       2,400         Engelhard Corp.                      72,648
       1,000         International Flavors &
                       Fragrances, Inc.                   35,980
       3,300         PPG Industries, Inc.                197,340
       5,300         Praxair, Inc.                       196,047
       3,500         Rohm & Haas Co.                     134,890
       2,650         Sherwin-Williams Co.                104,145
         700         Sigma-Aldrich Corp.                  39,977
                                                    ------------
                                                       1,564,137
                                                    ------------
                     COMMERCIAL SERVICES: 0.3%
       2,150    @    Apollo Group, Inc.                  201,670
      21,800         Cendant Corp.                       500,092
         300         Deluxe Corp.                         12,846
       1,900         Equifax, Inc.                        46,569
       2,250         H&R Block, Inc.                     109,913
       2,100         Moody's Corp.                       137,319
       7,200         Paychex, Inc.                       270,072
       1,800         Robert Half International,
                       Inc.                               50,364
       3,150         RR Donnelley & Sons Co.              95,319
                                                    ------------
                                                       1,424,164
                                                    ------------
                     COMPUTERS: 1.0%
       4,850    @    Apple Computer, Inc.                136,091
      31,850    @    Dell, Inc.                        1,120,483
      30,650    @    EMC Corp./Mass                      344,506
       3,700    @    Gateway, Inc.                        14,985
      38,000         Hewlett-Packard Co.                 807,120
      21,200         International Business
                       Machines Corp.                  1,878,108
       1,550    @    Lexmark International, Inc.         146,196
       1,100    @    NCR Corp.                            53,064
       7,350    @    Network Appliance, Inc.             145,530
       1,650    @    Sungard Data Systems, Inc.           45,722
       3,200    @    Unisys Corp.                         43,392
                                                    ------------
                                                       4,735,197
                                                    ------------
                     COSMETICS/PERSONAL CARE: 0.7%
         900         Alberto-Culver Co.                   42,318
       1,200         Avon Products, Inc.                 106,392
       6,650         Colgate-Palmolive Co.               380,380

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

   Shares                                              Value
----------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
      21,250         Gillette Co.                   $    915,663
       6,300         Kimberly-Clark Corp.                415,170
      16,150         Procter & Gamble Co.              1,741,293
                                                    ------------
                                                       3,601,216
                                                    ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
       1,300         WW Grainger, Inc.                    70,785
                                                    ------------
                                                          70,785
                                                    ------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.5%
      16,000         American Express Co.                811,200
       1,350         Bear Stearns Cos., Inc.             109,431
       3,850         Capital One Financial Corp.         269,731
      20,650         Charles Schwab Corp.                202,370
      65,500         Citigroup, Inc.                   3,041,164
       5,749         Countrywide Financial Corp.         370,811
       5,900    @    E*TRADE Group, Inc.                  67,319
      12,200         Fannie Mae                          825,940
       1,000         Federated Investors, Inc.            29,780
       4,000         Franklin Resources, Inc.            201,120
       8,650         Freddie Mac                         505,074
       8,150         Goldman Sachs Group, Inc.           765,367
       3,850         Janus Capital Group, Inc.            63,025
      35,300         JP Morgan Chase & Co.             1,300,451
       4,700         Lehman Brothers Holdings,
                       Inc.                              355,555
      16,150         MBNA Corp.                          410,210
      16,600         Merrill Lynch & Co., Inc.           942,879
      18,650         Morgan Stanley                      997,961
       4,250    @    Providian Financial Corp.            57,800
       6,750         SLM Corp.                           258,728
       1,200         T Rowe Price Group, Inc.             57,792
                                                    ------------
                                                      11,643,708
                                                    ------------
                     ELECTRIC: 0.7%
      14,360    @    AES Corp.                           134,122
       2,450         Ameren Corp.                        108,290
       6,300         American Electric Power Co.,
                       Inc.                              200,151
       6,550         Centerpoint Energy, Inc.             71,002
       1,350         Consolidated Edison, Inc.            53,001
       2,100         Constellation Energy Group,
                       Inc.                               80,304
      13,500         Duke Energy Corp.                   269,190
       6,820         Edison International                164,635
       3,650         Entergy Corp.                       199,327
       9,900         Exelon Corp.                        329,669
       4,800         FirstEnergy Corp.                   187,200
       2,900         FPL Group, Inc.                     184,875
       4,400         NiSource, Inc.                       89,144
       6,300    @    PG&E Corp.                          179,550
         750         Pinnacle West Capital Corp.          30,218
       2,900         PPL Corp.                           125,135
       1,700         Progress Energy, Inc.                72,437
       3,600         Public Service Enterprise
                       Group, Inc.                       151,776
       9,150         Southern Co.                        264,618
       3,350         TECO Energy, Inc.                    40,736
       5,600         TXU Corp.                           209,272
       5,700         Xcel Energy, Inc.                    96,843
                                                    ------------
                                                       3,241,495
                                                    ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.1%
       5,250         Emerson Electric Co.                313,425
                                                    ------------
                                                         313,425
                                                    ------------
                     ELECTRONICS: 0.2%
       7,150    @    Agilent Technologies, Inc.          183,755
       2,100         Applera Corp.-Applied
                       Biosystems Group                   40,698
       3,300    @    Jabil Circuit, Inc.                  93,423
       1,850         Parker Hannifin Corp.               102,786
       1,700         Perkinelmer, Inc.                    33,167

   Shares                                              Value
----------------------------------------------------------------
      12,000    @    Sanmina-SCI Corp.              $    126,960
       6,950    @    Solectron Corp.                      38,225
       5,250         Symbol Technologies, Inc.            77,333
       1,500         Tektronix, Inc.                      47,340
       2,500    @    Thermo Electron Corp.                76,950
       1,900    @    Waters Corp.                         87,552
                                                    ------------
                                                         908,189
                                                    ------------
                     ENTERTAINMENT: 0.0%
       5,300         International Game Technology       208,290
                                                    ------------
                                                         208,290
                                                    ------------
                     ENVIRONMENTAL CONTROL: 0.1%
       1,700    @    Allied Waste Industries, Inc.        22,542
       7,100         Waste Management, Inc.              204,196
                                                    ------------
                                                         226,738
                                                    ------------
                     FOOD: 0.4%
      10,400         Archer-Daniels-Midland Co.          172,952
       2,500         Campbell Soup Co.                    63,775
       7,250         ConAgra Foods, Inc.                 203,870
       1,950         Hershey Foods Corp.                 173,024
       5,200         HJ Heinz Co.                        194,168
       6,250         Kellogg Co.                         265,000
       2,200         McCormick & Co., Inc.                77,990
       2,150    @    Safeway, Inc.                        48,504
      12,100         Sara Lee Corp.                      277,090
       3,100         Supervalu, Inc.                      96,162
       3,750         Sysco Corp.                         140,625
       3,450         WM Wrigley Jr. Co.                  216,660
                                                    ------------
                                                       1,929,820
                                                    ------------
                     FOREST PRODUCTS & PAPER: 0.2%
         350         Boise Cascade Corp.                  12,303
       5,400         Georgia-Pacific Corp.               193,428
       6,400         International Paper Co.             268,352
       2,150         Louisiana-Pacific Corp.              49,665
       2,550         Plum Creek Timber Co., Inc.          79,866
         550         Temple-Inland, Inc.                  35,926
       5,350         Weyerhaeuser Co.                    323,568
                                                    ------------
                                                         963,108
                                                    ------------
                     GAS: 0.0%
       2,850         KeySpan Corp.                       100,890
         400         Peoples Energy Corp.                 16,568
       3,000         Sempra Energy                       100,110
                                                    ------------
                                                         217,568
                                                    ------------
                     HAND/MACHINE TOOLS: 0.0%
       1,650         Black & Decker Corp.                 98,884
         300         Snap-On, Inc.                        10,089
       1,350         Stanley Works                        58,793
                                                    ------------
                                                         167,766
                                                    ------------
                     HEALTHCARE -- PRODUCTS: 1.1%
         550         Bausch & Lomb, Inc.                  33,561
       7,550         Baxter International, Inc.          237,372
       3,800         Becton Dickinson & Co.              191,216
       4,000         Biomet, Inc.                        160,480
      10,350    @    Boston Scientific Corp.             458,505
         600         CR Bard, Inc.                        67,302
       4,000         Guidant Corp.                       217,360
      37,850         Johnson & Johnson                 2,108,623
      15,100         Medtronic, Inc.                     723,290
       2,600    @    St. Jude Medical, Inc.              198,276
       6,000         Stryker Corp.                       305,100
       4,250    @    Zimmer Holdings, Inc.               362,738
                                                    ------------
                                                       5,063,823
                                                    ------------
                     HEALTHCARE -- SERVICES: 0.4%
       3,000         Aetna, Inc.                         243,600
       3,000    @    Anthem, Inc.                        265,590

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

   Shares                                              Value
----------------------------------------------------------------
                     HEALTHCARE -- SERVICES (CONTINUED)
       3,150    @    Humana, Inc.                   $     53,771
         850         Manor Care, Inc.                     26,631
       1,250         Quest Diagnostics                   107,688
      13,150         UnitedHealth Group, Inc.            858,037
       3,350    @    WellPoint Health Networks           373,658
                                                    ------------
                                                       1,928,975
                                                    ------------
                     HOME BUILDERS: 0.0%
       1,400         Centex Corp.                         67,886
         700         KB Home                              46,116
                                                    ------------
                                                         114,002
                                                    ------------
                     HOME FURNISHINGS: 0.0%
       1,800         Leggett & Platt, Inc.                45,504
         900         Whirlpool Corp.                      59,877
                                                    ------------
                                                         105,381
                                                    ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
       1,050         Clorox Co.                           54,978
       1,800         Fortune Brands, Inc.                135,540
                                                    ------------
                                                         190,518
                                                    ------------
                     INSURANCE: 1.5%
       4,600    @@   ACE Ltd.                            189,428
       6,350         Aflac, Inc.                         257,810
      12,000         Allstate Corp.                      527,759
       1,600         AMBAC Financial Group, Inc.         110,640
      33,300         American International Group      2,440,889
       4,500         AON Corp.                           124,335
       2,800         Chubb Corp.                         188,636
       3,000         Cigna Corp.                         203,400
       2,730         Cincinnati Financial Corp.          116,708
       4,400         Hartford Financial Services
                       Group, Inc.                       290,928
       2,200         Jefferson-Pilot Corp.               112,926
       3,550         Lincoln National Corp.              168,590
       2,900         Loews Corp.                         167,127
       6,600         Marsh & McLennan Cos., Inc.         291,192
       2,200         MBIA, Inc.                          121,858
       9,500         Metlife, Inc.                       337,725
         900         MGIC Investment Corp.                65,700
       4,750         Principal Financial Group           166,013
       3,700         Progressive Corp.                   317,349
       8,000         Prudential Financial, Inc.          354,399
       1,800         Safeco Corp.                         75,510
       8,250         St. Paul Cos.                       327,360
       1,000         Torchmark Corp.                      54,190
       1,750    @@   XL Capital Ltd.                     130,638
                                                    ------------
                                                       7,141,110
                                                    ------------
                     INTERNET: 0.2%
       8,150    @    eBay, Inc.                          723,720
       1,200    @    Monster Worldwide, Inc.              30,372
       5,100    @    Symantec Corp.                      233,580
       6,400    @    Yahoo!, Inc.                        196,224
                                                    ------------
                                                       1,183,896
                                                    ------------
                     IRON/STEEL: 0.0%
         800         Nucor Corp.                          52,680
       1,650         United States Steel Corp.            50,094
                                                    ------------
                                                         102,774
                                                    ------------
                     LEISURE TIME: 0.2%
       2,200         Brunswick Corp.                      89,100
       7,750         Carnival Corp.                      330,228
       4,600         Harley-Davidson, Inc.               264,454
       2,200         Sabre Holdings Corp.                 56,100
                                                    ------------
                                                         739,882
                                                    ------------
                     LODGING: 0.1%
       1,850         Harrah's Entertainment, Inc.         95,090
       3,250         Hilton Hotels Corp.                  56,388

   Shares                                              Value
----------------------------------------------------------------
       3,400         Marriott International, Inc.   $    167,722
       3,100         Starwood Hotels & Resorts
                       Worldwide, Inc.                   130,758
                                                    ------------
                                                         449,958
                                                    ------------
                     MACHINERY -- CONSTRUCTION & MINING: 0.1%
       4,350         Caterpillar, Inc.                   327,773
                                                    ------------
                                                         327,773
                                                    ------------
                     MACHINERY -- DIVERSIFIED: 0.1%
       3,550         Deere & Co.                         233,235
       2,500         Rockwell Automation, Inc.            84,650
                                                    ------------
                                                         317,885
                                                    ------------
                     MEDIA: 0.8%
       7,800         Clear Channel Communications,
                       Inc.                              309,660
         700         Dow Jones & Co., Inc.                33,551
       3,400         Gannett Co., Inc.                   298,520
         800         Knight-Ridder, Inc.                  60,784
       4,150         McGraw-Hill Cos., Inc.              323,368
         600         Meredith Corp.                       31,476
       2,300         New York Times Co.                  107,249
      56,600    @    Time Warner, Inc.                   964,464
       5,000         Tribune Co.                         241,450
      21,900         Viacom, Inc.                        807,891
      25,700         Walt Disney Co.                     603,179
                                                    ------------
                                                       3,781,592
                                                    ------------
                     MINING: 0.1%
      11,000         Alcoa, Inc.                         344,300
       2,350         Freeport-McMoRan Copper &
                       Gold, Inc.                         79,031
       2,600         Newmont Mining Corp.                103,246
       2,300    @    Phelps Dodge Corp.                  156,170
                                                    ------------
                                                         682,747
                                                    ------------
                     MISCELLANEOUS MANUFACTURING: 1.6%
      17,050         3M Co.                            1,441,748
         700         Cooper Industries Ltd.               39,830
         300         Crane Co.                             9,057
       4,600         Danaher Corp.                       216,338
       3,050         Dover Corp.                         118,828
       1,700         Eastman Kodak Co.                    44,506
       2,100         Eaton Corp.                         122,535
     129,900         General Electric Co.              4,042,487
      10,650         Honeywell International, Inc.       358,905
       3,900         Illinois Tool Works, Inc.           350,532
       1,000    @@   Ingersoll-Rand Co.                   65,300
       1,000         ITT Industries, Inc.                 80,550
       1,100         Pall Corp.                           26,598
       2,200         Textron, Inc.                       120,230
      24,750    @@   Tyco International Ltd.             762,053
                                                    ------------
                                                       7,799,497
                                                    ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.1%
       3,600         Pitney Bowes, Inc.                  159,588
      12,700    @    Xerox Corp.                         171,958
                                                    ------------
                                                         331,546
                                                    ------------
                     OIL AND GAS: 1.8%
       1,050         Amerada Hess Corp.                   74,120
       4,000         Anadarko Petroleum Corp.            218,080
       4,900         Apache Corp.                        197,764
       3,850         Burlington Resources, Inc.          257,719
      22,600         ChevronTexaco Corp.               2,043,039
      11,650         ConocoPhillips                      854,294
       5,800         Devon Energy Corp.                  344,287
       1,050         EOG Resources, Inc.                  56,102
      82,850         Exxon Mobil Corp.                 3,583,262
         850         Kerr-McGee Corp.                     41,863
       6,650         Marathon Oil Corp.                  221,711
         700   @,@@  Nabors Industries Ltd.               28,980

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

   Shares                                              Value
----------------------------------------------------------------
                     OIL AND GAS (CONTINUED)
       2,100    @    Noble Corp.                    $     72,366
       6,400         Occidental Petroleum Corp.          282,880
       1,400         Sunoco, Inc.                         86,142
       4,650    @    Transocean, Inc.                    124,295
       3,900         Unocal Corp.                        138,957
       2,150         Valero Energy Corp.                 142,137
                                                    ------------
                                                       8,767,998
                                                    ------------
                     OIL AND GAS SERVICES: 0.1%
       1,600         Baker Hughes, Inc.                   54,448
       1,450    @    BJ Services Co.                      60,741
       7,300         Schlumberger Ltd.                   417,341
                                                    ------------
                                                         532,530
                                                    ------------
                     PACKAGING AND CONTAINERS: 0.0%
         600         Ball Corp.                           40,986
       1,000         Bemis Co.                            27,550
       1,500    @    Pactiv Corp.                         35,370
       1,550    @    Sealed Air Corp.                     77,919
                                                    ------------
                                                         181,825
                                                    ------------
                     PHARMACEUTICALS: 1.9%
      19,500         Abbott Laboratories                 803,595
         650         Allergan, Inc.                       57,785
       1,300         AmerisourceBergen Corp.              77,974
      24,400         Bristol-Myers Squibb Co.            616,588
       2,200         Cardinal Health, Inc.               148,962
       7,500    @    Caremark Rx, Inc.                   234,000
      14,100         Eli Lilly & Co.                   1,038,747
         700    @    Express Scripts, Inc.                54,782
       5,350    @    Forest Laboratories, Inc.           339,137
       3,650    @    King Pharmaceuticals, Inc.           48,764
       3,499    @    Medco Health Solutions, Inc.        122,570
      27,850         Merck & Co., Inc.                 1,317,304
      96,850         Pfizer, Inc.                      3,422,678
       1,100    @    Watson Pharmaceuticals, Inc.         41,085
      16,650         Wyeth                               599,400
                                                    ------------
                                                       8,923,371
                                                    ------------
                     PIPELINES: 0.0%
       1,900         Kinder Morgan, Inc.                 114,000
       7,900         Williams Cos., Inc.                  94,089
                                                    ------------
                                                         208,089
                                                    ------------
                     RETAIL: 2.3%
       3,800    @    Autonation, Inc.                     63,346
       3,550    @    Bed Bath & Beyond, Inc.             132,238
       6,750         Best Buy Co., Inc.                  356,130
       6,900         Costco Wholesale Corp.              260,682
       2,100         CVS Corp.                            87,528
       2,600         Darden Restaurants, Inc.             58,500
       4,350         Dollar General Corp.                 84,390
       1,700         Family Dollar Stores                 53,312
       3,700         Federated Department Stores         176,527
      19,450         Gap, Inc.                           469,718
      39,350         Home Depot, Inc.                  1,413,451
       4,100         JC Penney Co., Inc. Holding
                       Co.                               146,698
       9,700         Limited Brands                      187,210
       9,800         Lowe's Cos., Inc.                   524,986
       6,850         May Department Stores Co.           196,321
      21,100         McDonald's Corp.                    557,039
       2,800         Nordstrom, Inc.                     113,540
       4,600    @    Office Depot, Inc.                   75,164
       3,300         RadioShack Corp.                    100,287
       4,550         Sears Roebuck and Co.               172,900
       8,450         Staples, Inc.                       233,051
       7,600    @    Starbucks Corp.                     308,864
      11,300         Target Corp.                        505,110

   Shares                                              Value
----------------------------------------------------------------
       1,250         Tiffany & Co.                  $     44,213
       7,300         TJX Cos., Inc.                      181,843
       2,450    @    Toys R US, Inc.                      38,514
      55,100         Wal-Mart Stores, Inc.             3,070,722
      12,850         Walgreen Co.                        449,879
       2,150         Wendy's International, Inc.          81,249
       5,800    @    Yum! Brands, Inc.                   217,500
                                                    ------------
                                                      10,360,912
                                                    ------------
                     SAVINGS AND LOANS: 0.1%
       1,900         Golden West Financial Corp.         206,663
      11,100         Washington Mutual, Inc.             484,848
                                                    ------------
                                                         691,511
                                                    ------------
                     SEMICONDUCTORS: 1.1%
       4,600    @    Advanced Micro Devices, Inc.         71,530
       5,250    @    Altera Corp.                        120,173
       5,500         Analog Devices, Inc.                270,325
      29,100    @    Applied Materials, Inc.             580,835
       4,950    @    Applied Micro Circuits Corp.         26,681
       4,200    @    Broadcom Corp.                      177,282
      82,700         Intel Corp.                       2,361,084
       2,800    @    Kla-Tencor Corp.                    134,904
       4,850         Linear Technology Corp.             192,351
       5,750    @    LSI Logic Corp.                      47,150
       4,950         Maxim Integrated Products           251,609
       7,950    @    Micron Technology, Inc.             119,489
       5,600    @    National Semiconductor Corp.        121,352
         700    @    Novellus Systems, Inc.               23,303
       2,100    @    Teradyne, Inc.                       46,809
      21,650         Texas Instruments, Inc.             565,282
       4,800         Xilinx, Inc.                        175,104
                                                    ------------
                                                       5,285,263
                                                    ------------
                     SOFTWARE: 1.5%
       3,700         Adobe Systems, Inc.                 165,131
       2,250         Autodesk, Inc.                       80,685
       7,300         Automatic Data Processing           324,339
       4,450    @    BMC Software, Inc.                   78,498
       3,200    @    Citrix Systems, Inc.                 67,360
      11,550         Computer Associates
                       International, Inc.               312,543
       8,650    @    Compuware Corp.                      68,768
       4,500    @    Electronic Arts, Inc.               228,735
      11,117         First Data Corp.                    481,255
       3,200    @    Fiserv, Inc.                        121,024
       4,650         IMS Health, Inc.                    115,692
       3,000    @    Intuit, Inc.                        117,540
       1,000    @    Mercury Interactive Corp.            47,940
     137,150         Microsoft Corp.                   3,613,902
       3,500    @    Novell, Inc.                         31,885
      65,250    @    Oracle Corp.                        738,629
       4,650    @    Peoplesoft, Inc.                     83,142
       9,550    @    Siebel Systems, Inc.                103,140
       8,800    @    Veritas Software Corp.              234,080
                                                    ------------
                                                       7,014,288
                                                    ------------
                     TELECOMMUNICATIONS: 1.8%
       5,200         Alltel Corp.                        263,276
      11,850         AT&T Corp.                          196,473
      16,200    @    AT&T Wireless Services, Inc.        229,392
       6,550    @    Avaya, Inc.                         103,687
      22,800         BellSouth Corp.                     569,088
       1,500         CenturyTel, Inc.                     44,835
      87,800    @    Cisco Systems, Inc.               1,944,769
       2,850    @    Comverse Technology, Inc.            50,360
      19,800    @    Corning, Inc.                       245,322
      61,450    @    Lucent Technologies, Inc.           219,377
      49,300         Motorola, Inc.                      974,661

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VI                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

   Shares                                              Value
----------------------------------------------------------------
                     TELECOMMUNICATIONS (CONTINUED)
      15,850    @    Nextel Communications, Inc.    $    366,611
      10,100         Qualcomm, Inc.                      677,407
       8,300    @    Qwest Communications
                       International                      31,125
      41,200         SBC Communications, Inc.            976,439
       2,850         Scientific-Atlanta, Inc.             98,097
      17,400         Sprint Corp.-FON Group              309,024
       4,000    @    Tellabs, Inc.                        31,760
      34,350         Verizon Communications, Inc.      1,187,822
                                                    ------------
                                                       8,519,525
                                                    ------------
                     TEXTILES: 0.0%
       2,450         Cintas Corp.                        111,181
                                                    ------------
                                                         111,181
                                                    ------------
                     TOYS/GAMES/HOBBIES: 0.0%
       3,200         Hasbro, Inc.                         62,912
                                                    ------------
                                                          62,912
                                                    ------------
                     TRANSPORTATION: 0.4%
       5,850         Burlington Northern Santa Fe
                       Corp.                             192,699
       5,050         FedEx Corp.                         371,579
       6,000         Norfolk Southern Corp.              145,380
       1,000         Ryder System, Inc.                   37,150
      14,050         United Parcel Service, Inc.       1,007,666
                                                    ------------
                                                       1,754,474
                                                    ------------
                     Total Common Stock
                       (Cost $131,364,247)           135,519,971
                                                    ------------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                     REGIONAL MALLS: 0.0%
       3,050         Simon Property Group, Inc.          157,289
                                                    ------------
                                                         157,289
                                                    ------------
                     WAREHOUSE/INDUSTRIAL: 0.0%
       1,050         Prologis                             33,663
                                                    ------------
                                                          33,663
                                                    ------------
                     Total Real Estate Investment
                       Trusts
                       (Cost $182,879)                   190,952
                                                    ------------
 Principal
   Amount                                              Value
----------------------------------------------------------------
         U.S. GOVERNMENT AGENCY OBLIGATIONS: 62.4%
                     FEDERAL AGRICULTURAL MORTGAGE CORPORATION:
                       17.8%
$100,000,000         4.01%, due 04/22/08              85,798,100
                                                    ------------
                                                      85,798,100
                                                    ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION:
                       44.6%
 250,000,000         4.01%, due 04/22/08             214,495,250
                                                    ------------
                                                     214,495,250
                                                    ------------
                     Total U.S. Government Agency
                       Obligations
                       (Cost $308,760,472)           300,293,350
                                                    ------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 6.5%
                     U.S. TREASURY STRIP PRINCIPAL: 6.5%
$ 35,713,000         3.49%, due 02/15/08            $ 31,450,011
                                                    ------------
                     Total U.S. Treasury
                       Obligations
                       (Cost $31,971,382)             31,450,011
                                                    ------------
BONDS/NOTES: 2.9%
                     SOVEREIGN: 2.9%
  16,301,000         Financing Corporation, 3.87%,
                       due 04/06/08                   14,085,319
                                                    ------------
                     Total Bonds/Notes
                       (Cost $14,324,118)             14,085,319
                                                    ------------
                     Total Long-Term Investments
                       (Cost $486,603,098)           481,539,603
                                                    ------------
REPURCHASE AGREEMENT: 0.2%
   1,016,000         Morgan Stanley Repurchase
                       Agreement dated 05/28/04,
                       1.010%, due 06/01/04,
                       $1,016,114 to be received
                       upon repurchased
                       (Collateralized by
                       $1,020,000 Federal Home
                       Loan Bank, 3.750% Market
                       Value plus accrued interest
                       $1,039,869 due 08/15/07)        1,016,000
                                                    ------------
                     Total Repurchase Agreement
                       (Cost $1,016,000)               1,016,000
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $487,619,098)*          100.3%   $482,555,603
            OTHER ASSETS AND
              LIABILITIES-NET                (0.3)     (1,218,668)
                                            -----    ------------
            NET ASSETS                      100.0%   $481,336,935
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $489,187,032.
       Net unrealized depreciation consists of:

      Gross Unrealized Appreciation                 $  5,502,932
      Gross Unrealized Depreciation                  (12,134,361)
                                                    ------------
      Net Unrealized Depreciation                   $ (6,631,429)
                                                    ============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII                             as of May 31, 2004
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
COMMON STOCK: 26.0%
                    ADVERTISING: 0.1%
      2,100    @    Interpublic Group of Cos.,
                      Inc.                          $     30,198
      1,350         Omnicom Group                        107,825
                                                    ------------
                                                         138,023
                                                    ------------
                    AEROSPACE/DEFENSE: 0.5%
      8,800         Boeing Co.                           403,039
      1,900         General Dynamics Corp.               181,697
        950         Goodrich Corp.                        26,629
      2,750         Lockheed Martin Corp.                136,235
        350         Northrop Grumman Corp.                36,096
      2,600         Raytheon Co.                          86,450
        900         Rockwell Collins, Inc.                27,036
      3,100         United Technologies Corp.            262,291
                                                    ------------
                                                       1,159,473
                                                    ------------
                    AGRICULTURE: 0.3%
     12,150         Altria Group, Inc.                   582,836
      1,600         Monsanto Co.                          55,200
        550         RJ Reynolds Tobacco Holdings,
                      Inc.                                30,910
      1,000         UST, Inc.                             37,360
                                                    ------------
                                                         706,306
                                                    ------------
                    APPAREL: 0.1%
      1,000         Jones Apparel Group, Inc.             38,470
        900         Liz Claiborne, Inc.                   30,870
      2,700         Nike, Inc.                           192,105
        200         Reebok International Ltd.              7,250
        700         VF Corp.                              32,886
                                                    ------------
                                                         301,581
                                                    ------------
                    AUTO MANUFACTURERS: 0.2%
     19,000         Ford Motor Co.                       282,150
      3,400         General Motors Corp.                 154,326
        450    @    Navistar International Corp.          17,078
      1,800         Paccar, Inc.                         100,440
                                                    ------------
                                                         553,994
                                                    ------------
                    AUTO PARTS & EQUIPMENT: 0.0%
      1,100         Dana Corp.                            20,515
        450         Johnson Controls, Inc.                24,264
                                                    ------------
                                                          44,779
                                                    ------------
                    BANKS: 2.0%
      2,700         AmSouth Bancorp                       68,796
     16,853         Bank of America Corp.              1,400,989
      4,650         Bank of New York Co., Inc.           139,826
      6,700         Bank One Corp.                       324,615
      1,300         BB&T Corp.                            48,984
      1,700         Charter One Financial, Inc.           74,732
      1,200         Comerica, Inc.                        67,932
      1,400         Fifth Third Bancorp                   76,006
        700         First Horizon National Corp           32,599
      1,300         Huntington Bancshares, Inc.           29,471
      2,900         KeyCorp                               91,089
      1,700         Marshall & Ilsley Corp.               69,955
      3,150         Mellon Financial Corp.                92,736
      6,250         National City Corp.                  221,813
        950         North Fork Bancorporation,
                      Inc.                                36,575
      1,450         Northern Trust Corp.                  62,278
      1,650         PNC Financial Services Group,
                      Inc.                                91,097
      1,750         Regions Financial Corp.               66,535
      2,450         SouthTrust Corp.                      82,982
      2,100         State Street Corp.                   101,682
      1,700         SunTrust Banks, Inc.                 110,636
      1,600         Synovus Financial Corp.               41,200
      1,000         Union Planters Corp.                  30,110
     11,700         US Bancorp                           328,769


  Shares                                               Value
----------------------------------------------------------------
     10,700         Wachovia Corp.                  $    505,146
     10,150         Wells Fargo & Co.                    596,819
        800         Zions Bancorporation                  49,040
                                                    ------------
                                                       4,842,412
                                                    ------------
                    BEVERAGES: 0.7%
      2,000         Anheuser-Busch Cos., Inc.            106,540
        600         Brown-Forman Corp.                    28,830
     20,200         Coca-Cola Co.                      1,037,270
      2,900         Coca-Cola Enterprises, Inc.           79,895
      1,400         Pepsi Bottling Group, Inc.            40,600
     10,250         PepsiCo, Inc.                        547,043
                                                    ------------
                                                       1,840,178
                                                    ------------
                    BIOTECHNOLOGY: 0.2%
      7,750    @    Amgen, Inc.                          423,925
        800    @    Biogen IDEC, Inc.                     49,720
      1,600    @    Chiron Corp.                          71,600
                                                    ------------
                                                         545,245
                                                    ------------
                    BUILDING MATERIALS: 0.1%
      1,650    @    American Standard Cos., Inc.          61,908
      4,550         Masco Corp.                          131,723
      1,000         Vulcan Materials Co.                  44,760
                                                    ------------
                                                         238,391
                                                    ------------
                    CHEMICALS: 0.3%
        550         Air Products & Chemicals, Inc.        27,484
        500         Ashland, Inc.                         23,575
      6,050         Dow Chemical Co.                     241,395
        500         Eastman Chemical Co.                  23,170
      1,700         Ecolab, Inc.                          51,867
      1,200         Engelhard Corp.                       36,324
        400         International Flavors &
                      Fragrances, Inc.                    14,392
      1,550         PPG Industries, Inc.                  92,690
      2,700         Praxair, Inc.                         99,873
      1,300         Rohm & Haas Co.                       50,102
        700         Sherwin-Williams Co.                  27,510
        400         Sigma-Aldrich Corp.                   22,844
                                                    ------------
                                                         711,226
                                                    ------------
                    COMMERCIAL SERVICES: 0.3%
      1,250    @    Apollo Group, Inc.                   117,250
     10,450         Cendant Corp.                        239,722
        300         Deluxe Corp.                          12,846
        700         Equifax, Inc.                         17,157
      1,050         H&R Block, Inc.                       51,293
        850         Moody's Corp.                         55,582
      2,800         Paychex, Inc.                        105,028
      1,200         Robert Half International,
                      Inc.                                33,576
        950         RR Donnelley & Sons Co.               28,747
                                                    ------------
                                                         661,201
                                                    ------------
                    COMPUTERS: 0.9%
      2,300    @    Apple Computer, Inc.                  64,538
     15,550    @    Dell, Inc.                           547,049
     14,450    @    EMC Corp./Mass                       162,418
      2,300    @    Gateway, Inc.                          9,315
     18,150         Hewlett-Packard Co.                  385,506
     10,350         International Business
                      Machines Corp.                     916,906
      1,000    @    Lexmark International, Inc.           94,320
        550    @    NCR Corp.                             26,532
      3,550    @    Network Appliance, Inc.               70,290
        650    @    Sungard Data Systems, Inc.            18,012
      1,600    @    Unisys Corp.                          21,696
                                                    ------------
                                                       2,316,582
                                                    ------------
                    COSMETICS/PERSONAL CARE: 0.7%
        450         Alberto-Culver Co.                    21,159
        550         Avon Products, Inc.                   48,763

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII                 as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
                    COSMETICS/PERSONAL CARE (CONTINUED)
      3,200         Colgate-Palmolive Co.           $    183,040
     10,400         Gillette Co.                         448,136
      3,050         Kimberly-Clark Corp.                 200,995
      7,950         Procter & Gamble Co.                 857,169
                                                    ------------
                                                       1,759,262
                                                    ------------
                    DISTRIBUTION/WHOLESALE: 0.0%
        550         WW Grainger, Inc.                     29,948
                                                    ------------
                                                          29,948
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 2.3%
      7,650         American Express Co.                 387,855
        650         Bear Stearns Cos., Inc.               52,689
      1,850         Capital One Financial Corp.          129,611
      8,600         Charles Schwab Corp.                  84,280
     31,550         Citigroup, Inc.                    1,464,866
      2,849         Countrywide Financial Corp.          183,761
      2,400    @    E*TRADE Group, Inc.                   27,384
      5,850         Fannie Mae                           396,045
        600         Federated Investors, Inc.             17,868
      1,850         Franklin Resources, Inc.              93,018
      4,150         Freddie Mac                          242,319
      4,000         Goldman Sachs Group, Inc.            375,640
      1,550         Janus Capital Group, Inc.             25,374
     16,900         JP Morgan Chase & Co.                622,595
      2,250         Lehman Brothers Holdings, Inc.       170,213
      7,550         MBNA Corp.                           191,770
      7,950         Merrill Lynch & Co., Inc.            451,559
      9,000         Morgan Stanley                       481,589
      2,600    @    Providian Financial Corp.             35,360
      2,650         SLM Corp.                            101,575
        700         T Rowe Price Group, Inc.              33,712
                                                    ------------
                                                       5,569,083
                                                    ------------
                    ELECTRIC: 0.6%
      6,770    @    AES Corp.                             63,232
      1,200         Ameren Corp.                          53,040
      2,850         American Electric Power Co.,
                      Inc.                                90,545
      3,030         Centerpoint Energy, Inc.              32,845
        550         Consolidated Edison, Inc.             21,593
      1,250         Constellation Energy Group,
                      Inc.                                47,800
      6,600         Duke Energy Corp.                    131,603
      3,520         Edison International                  84,973
      1,650         Entergy Corp.                         90,107
      4,200         Exelon Corp.                         139,859
      2,000         FirstEnergy Corp.                     78,000
      1,350         FPL Group, Inc.                       86,063
      1,300         NiSource, Inc.                        26,338
      3,300    @    PG&E Corp.                            94,050
        600         Pinnacle West Capital Corp.           24,174
      1,600         PPL Corp.                             69,040
        800         Progress Energy, Inc.                 34,088
      1,550         Public Service Enterprise
                      Group, Inc.                         65,348
      4,500         Southern Co.                         130,140
      1,600         TECO Energy, Inc.                     19,456
      2,700         TXU Corp.                            100,899
      2,850         Xcel Energy, Inc.                     48,422
                                                    ------------
                                                       1,531,615
                                                    ------------
                    ELECTRICAL COMPONENTS & EQUIPMENT: 0.1%
      2,500         Emerson Electric Co.                 149,250
        500         Molex, Inc.                           14,680
                                                    ------------
                                                         163,930
                                                    ------------
                    ELECTRONICS: 0.2%
      3,300    @    Agilent Technologies, Inc.            84,810
      1,400         Applera Corp.-Applied
                      Biosystems Group                    27,132
        800    @    Jabil Circuit, Inc.                   22,648


  Shares                                               Value
----------------------------------------------------------------
        750         Parker Hannifin Corp.           $     41,670
        900         Perkinelmer, Inc.                     17,559
      5,300    @    Sanmina-SCI Corp.                     56,074
      5,100    @    Solectron Corp.                       28,050
      2,550         Symbol Technologies, Inc.             37,562
        700         Tektronix, Inc.                       22,092
        900    @    Thermo Electron Corp.                 27,702
        800    @    Waters Corp.                          36,864
                                                    ------------
                                                         402,163
                                                    ------------
                    ENTERTAINMENT: 0.0%
      2,000         International Game Technology         78,600
                                                    ------------
                                                          78,600
                                                    ------------
                    ENVIRONMENTAL CONTROL: 0.1%
      2,300    @    Allied Waste Industries, Inc.         30,498
      3,400         Waste Management, Inc.                97,784
                                                    ------------
                                                         128,282
                                                    ------------
                    FOOD: 0.3%
      3,800         Archer-Daniels-Midland Co.            63,194
      1,200         Campbell Soup Co.                     30,612
      3,150         ConAgra Foods, Inc.                   88,578
        800         Hershey Foods Corp.                   70,984
      2,300         HJ Heinz Co.                          85,882
      2,950         Kellogg Co.                          125,080
        900         McCormick & Co., Inc.                 31,905
      1,050    @    Safeway, Inc.                         23,688
      5,600         Sara Lee Corp.                       128,240
      1,500         Supervalu, Inc.                       46,530
      1,550         Sysco Corp.                           58,125
      1,650         WM Wrigley Jr. Co.                   103,620
                                                    ------------
                                                         856,438
                                                    ------------
                    FOREST PRODUCTS & PAPER: 0.2%
        200         Boise Cascade Corp.                    7,030
      2,250         Georgia-Pacific Corp.                 80,595
      3,100         International Paper Co.              129,983
      1,000         Louisiana-Pacific Corp.               23,100
      1,050         Plum Creek Timber Co., Inc.           32,886
        350         Temple-Inland, Inc.                   22,862
      2,400         Weyerhaeuser Co.                     145,152
                                                    ------------
                                                         441,608
                                                    ------------
                    GAS: 0.0%
        900         KeySpan Corp.                         31,860
        200         Peoples Energy Corp.                   8,284
      1,400         Sempra Energy                         46,718
                                                    ------------
                                                          86,862
                                                    ------------
                    HAND/MACHINE TOOLS: 0.0%
        600         Black & Decker Corp.                  35,958
        100         Snap-On, Inc.                          3,363
        650         Stanley Works                         28,308
                                                    ------------
                                                          67,629
                                                    ------------
                    HEALTHCARE -- PRODUCTS: 1.0%
        450         Bausch & Lomb, Inc.                   27,459
      4,350         Baxter International, Inc.           136,764
      1,550         Becton Dickinson & Co.                77,996
      1,800         Biomet, Inc.                          72,216
      4,950    @    Boston Scientific Corp.              219,285
        400         CR Bard, Inc.                         44,868
      1,900         Guidant Corp.                        103,246
     18,100         Johnson & Johnson                  1,008,351
      7,200         Medtronic, Inc.                      344,880
      1,250    @    St. Jude Medical, Inc.                95,325
      2,800         Stryker Corp.                        142,380
      2,050    @    Zimmer Holdings, Inc.                174,968
                                                    ------------
                                                       2,447,738
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII                 as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
                    HEALTHCARE -- SERVICES: 0.4%
      1,450         Aetna, Inc.                     $    117,740
      1,350    @    Anthem, Inc.                         119,516
      1,600    @    Humana, Inc.                          27,312
        700         Manor Care, Inc.                      21,931
        600         Quest Diagnostics                     51,690
      6,350         UnitedHealth Group, Inc.             414,337
      1,550    @    WellPoint Health Networks            172,887
                                                    ------------
                                                         925,413
                                                    ------------
                    HOME BUILDERS: 0.0%
      1,100         Centex Corp.                          53,339
        300         KB Home                               19,764
                                                    ------------
                                                          73,103
                                                    ------------
                    HOME FURNISHINGS: 0.0%
      1,200         Leggett & Platt, Inc.                 30,336
        650         Whirlpool Corp.                       43,245
                                                    ------------
                                                          73,581
                                                    ------------
                    HOUSEHOLD PRODUCTS/WARES: 0.0%
        500         Clorox Co.                            26,180
      1,100         Fortune Brands, Inc.                  82,830
                                                    ------------
                                                         109,010
                                                    ------------
                    INSURANCE: 1.4%
      2,250    @@   ACE Ltd.                              92,655
      3,100         Aflac, Inc.                          125,860
      5,750         Allstate Corp.                       252,884
        600         AMBAC Financial Group, Inc.           41,490
     15,950         American International Group       1,169,134
      2,200         AON Corp.                             60,786
      1,250         Chubb Corp.                           84,213
      1,300         Cigna Corp.                           88,140
        945         Cincinnati Financial Corp.            40,399
      1,650         Hartford Financial Services
                      Group, Inc.                        109,098
        700         Jefferson-Pilot Corp.                 35,931
      1,550         Lincoln National Corp.                73,610
      1,400         Loews Corp.                           80,682
      3,150         Marsh & McLennan Cos., Inc.          138,978
        850         MBIA, Inc.                            47,082
      4,550         Metlife, Inc.                        161,752
        650         MGIC Investment Corp.                 47,450
      2,100         Principal Financial Group             73,395
      1,800         Progressive Corp.                    154,386
      3,300         Prudential Financial, Inc.           146,190
      1,200         Safeco Corp.                          50,340
      4,000         St. Paul Cos.                        158,719
        700         Torchmark Corp.                       37,933
        850    @@   XL Capital Ltd.                       63,453
                                                    ------------
                                                       3,334,560
                                                    ------------
                    INTERNET: 0.2%
      3,850    @    eBay, Inc.                           341,880
        700    @    Monster Worldwide, Inc.               17,717
      2,550    @    Symantec Corp.                       116,790
      3,100    @    Yahoo!, Inc.                          95,046
                                                    ------------
                                                         571,433
                                                    ------------
                    IRON/STEEL: 0.0%
        500         Nucor Corp.                           32,925
        800         United States Steel Corp.             24,288
                                                    ------------
                                                          57,213
                                                    ------------
                    LEISURE TIME: 0.1%
      1,000         Brunswick Corp.                       40,500
      3,800         Carnival Corp.                       161,918
      1,950         Harley-Davidson, Inc.                112,106
      1,150         Sabre Holdings Corp.                  29,325
                                                    ------------
                                                         343,849
                                                    ------------


  Shares                                               Value
----------------------------------------------------------------
                    LODGING: 0.1%
        850         Harrah's Entertainment, Inc.    $     43,690
      1,700         Hilton Hotels Corp.                   29,495
      1,400         Marriott International, Inc.          69,062
      1,350         Starwood Hotels & Resorts
                      Worldwide, Inc.                     56,943
                                                    ------------
                                                         199,190
                                                    ------------
                    MACHINERY -- CONSTRUCTION & MINING: 0.1%
      2,050         Caterpillar, Inc.                    154,468
                                                    ------------
                                                         154,468
                                                    ------------
                    MACHINERY -- DIVERSIFIED: 0.1%
      1,500         Deere & Co.                           98,550
      1,050         Rockwell Automation, Inc.             35,553
                                                    ------------
                                                         134,103
                                                    ------------
                    MEDIA: 0.7%
      3,750         Clear Channel Communications,
                      Inc.                               148,875
        300         Dow Jones & Co., Inc.                 14,379
      1,600         Gannett Co., Inc.                    140,480
        400         Knight-Ridder, Inc.                   30,392
      1,950         McGraw-Hill Cos., Inc.               151,944
        300         Meredith Corp.                        15,738
      1,200         New York Times Co.                    55,956
     27,000    @    Time Warner, Inc.                    460,080
      2,200         Tribune Co.                          106,238
     10,400         Viacom, Inc.                         383,656
     12,250         Walt Disney Co.                      287,508
                                                    ------------
                                                       1,795,246
                                                    ------------
                    MINING: 0.1%
      5,500         Alcoa, Inc.                          172,150
        450         Freeport-McMoRan Copper &
                      Gold, Inc.                          15,134
      1,100         Newmont Mining Corp.                  43,681
        800    @    Phelps Dodge Corp.                    54,320
                                                    ------------
                                                         285,285
                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 1.5%
      8,150         3M Co.                               689,163
        500         Cooper Industries Ltd.                28,450
        100         Crane Co.                              3,019
      2,200         Danaher Corp.                        103,466
      1,250         Dover Corp.                           48,700
        700         Eastman Kodak Co.                     18,326
        950         Eaton Corp.                           55,433
     62,350         General Electric Co.               1,940,331
      5,100         Honeywell International, Inc.        171,870
      1,850         Illinois Tool Works, Inc.            166,278
        400    @@   Ingersoll-Rand Co.                    26,120
        750         ITT Industries, Inc.                  60,413
        600         Pall Corp.                            14,508
        700         Textron, Inc.                         38,255
     11,900    @@   Tyco International Ltd.              366,401
                                                    ------------
                                                       3,730,733
                                                    ------------
                    OFFICE/BUSINESS EQUIPMENT: 0.1%
      1,750         Pitney Bowes, Inc.                    77,578
      5,450    @    Xerox Corp.                           73,793
                                                    ------------
                                                         151,371
                                                    ------------
                    OIL AND GAS: 1.7%
        800         Amerada Hess Corp.                    56,472
      1,850         Anadarko Petroleum Corp.             100,862
      2,400         Apache Corp.                          96,864
      2,050         Burlington Resources, Inc.           137,227
     10,800         ChevronTexaco Corp.                  976,320
      5,500         ConocoPhillips                       403,315
      2,450         Devon Energy Corp.                   145,432
        500         EOG Resources, Inc.                   26,715

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII                 as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
                    OIL AND GAS (CONTINUED)
     39,500         Exxon Mobil Corp.               $  1,708,374
        400         Kerr-McGee Corp.                      19,700
      2,250         Marathon Oil Corp.                    75,015
        700   @,@@  Nabors Industries Ltd.                28,980
        850    @    Noble Corp.                           29,291
      3,150         Occidental Petroleum Corp.           139,230
        700         Sunoco, Inc.                          43,071
      1,500    @    Transocean, Inc.                      40,095
      1,800         Unocal Corp.                          64,134
      1,050         Valero Energy Corp.                   69,416
                                                    ------------
                                                       4,160,513
                                                    ------------
                    OIL AND GAS SERVICES: 0.1%
        750         Baker Hughes, Inc.                    25,523
        900    @    BJ Services Co.                       37,701
      3,550         Schlumberger Ltd.                    202,953
                                                    ------------
                                                         266,177
                                                    ------------
                    PACKAGING AND CONTAINERS: 0.0%
        400         Ball Corp.                            27,324
        400         Bemis Co.                             11,020
        800    @    Pactiv Corp.                          18,864
        900    @    Sealed Air Corp.                      45,243
                                                    ------------
                                                         102,451
                                                    ------------
                    PHARMACEUTICALS: 1.7%
      9,350         Abbott Laboratories                  385,314
        300         Allergan, Inc.                        26,670
        650         AmerisourceBergen Corp.               38,987
     11,850         Bristol-Myers Squibb Co.             299,450
      1,050         Cardinal Health, Inc.                 71,096
      3,600    @    Caremark Rx, Inc.                    112,320
      6,750         Eli Lilly & Co.                      497,272
        500    @    Express Scripts, Inc.                 39,130
      2,200    @    Forest Laboratories, Inc.            139,458
      2,550    @    King Pharmaceuticals, Inc.            34,068
      1,891    @    Medco Health Solutions, Inc.          66,242
     13,400         Merck & Co., Inc.                    633,819
     46,750         Pfizer, Inc.                       1,652,144
        400    @    Watson Pharmaceuticals, Inc.          14,940
      7,950         Wyeth                                286,200
                                                    ------------
                                                       4,297,110
                                                    ------------
                    PIPELINES: 0.0%
        600         Kinder Morgan, Inc.                   36,000
      4,600         Williams Cos., Inc.                   54,786
                                                    ------------
                                                          90,786
                                                    ------------
                    RETAIL: 2.0%
        650    @    Autonation, Inc.                      10,836
      1,700    @    Bed Bath & Beyond, Inc.               63,325
      3,300         Best Buy Co., Inc.                   174,108
      2,850         Costco Wholesale Corp.               107,673
      1,000         CVS Corp.                             41,680
      1,250         Darden Restaurants, Inc.              28,125
      2,100         Dollar General Corp.                  40,740
        450         Family Dollar Stores                  14,112
      1,750         Federated Department Stores           83,493
      9,500         Gap, Inc.                            229,425
     18,750         Home Depot, Inc.                     673,499
      1,700         JC Penney Co., Inc. Holding
                      Co.                                 60,826
      4,650         Limited Brands                        89,745
      4,750         Lowe's Cos., Inc.                    254,457
      2,950         May Department Stores Co.             84,547
     10,400         McDonald's Corp.                     274,559
      1,100         Nordstrom, Inc.                       44,605
      2,050    @    Office Depot, Inc.                    33,497
      1,700         RadioShack Corp.                      51,663
      2,400         Sears Roebuck and Co.                 91,200
      3,950         Staples, Inc.                        108,941
      3,300    @    Starbucks Corp.                      134,112
      5,450         Target Corp.                         243,615


  Shares                                               Value
----------------------------------------------------------------
        350         Tiffany & Co.                   $     12,380
      3,550         TJX Cos., Inc.                        88,431
      1,200    @    Toys R US, Inc.                       18,864
     26,300         Wal-Mart Stores, Inc.              1,465,698
      6,200         Walgreen Co.                         217,062
      1,150         Wendy's International, Inc.           43,459
      2,400    @    Yum! Brands, Inc.                     90,000
                                                    ------------
                                                       4,874,677
                                                    ------------
                    SAVINGS AND LOANS: 0.1%
      1,000         Golden West Financial Corp.          108,770
      5,400         Washington Mutual, Inc.              235,872
                                                    ------------
                                                         344,642
                                                    ------------
                    SEMICONDUCTORS: 1.0%
      2,200    @    Advanced Micro Devices, Inc.          34,210
      2,900    @    Altera Corp.                          66,381
      2,600         Analog Devices, Inc.                 127,790
     13,900    @    Applied Materials, Inc.              277,444
      2,200    @    Applied Micro Circuits Corp.          11,858
      1,750    @    Broadcom Corp.                        73,868
     39,150         Intel Corp.                        1,117,732
      1,350    @    Kla-Tencor Corp.                      65,043
      2,050         Linear Technology Corp.               81,303
      2,950    @    LSI Logic Corp.                       24,190
      2,000         Maxim Integrated Products            101,660
      3,850    @    Micron Technology, Inc.               57,866
      2,600    @    National Semiconductor Corp.          56,342
        700    @    Novellus Systems, Inc.                23,303
      1,300    @    Teradyne, Inc.                        28,977
     10,300         Texas Instruments, Inc.              268,933
      2,000         Xilinx, Inc.                          72,960
                                                    ------------
                                                       2,489,860
                                                    ------------
                    SOFTWARE: 1.4%
      1,800         Adobe Systems, Inc.                   80,334
      1,100         Autodesk, Inc.                        39,446
      3,600         Automatic Data Processing            159,948
      2,100    @    BMC Software, Inc.                    37,044
      1,600    @    Citrix Systems, Inc.                  33,680
      6,200         Computer Associates
                      International, Inc.                167,772
      2,200    @    Compuware Corp.                       17,490
      2,150    @    Electronic Arts, Inc.                109,285
      5,449         First Data Corp.                     235,887
      1,000    @    Fiserv, Inc.                          37,820
      2,500         IMS Health, Inc.                      62,200
      1,100    @    Intuit, Inc.                          43,098
        500    @    Mercury Interactive Corp.             23,970
     65,700         Microsoft Corp.                    1,731,194
      1,950    @    Novell, Inc.                          17,765
     31,200    @    Oracle Corp.                         353,183
      2,250    @    Peoplesoft, Inc.                      40,230
      4,600    @    Siebel Systems, Inc.                  49,680
      4,350    @    Veritas Software Corp.               115,710
                                                    ------------
                                                       3,355,736
                                                    ------------
                    TELECOMMUNICATIONS: 1.7%
      2,600         Alltel Corp.                         131,638
      5,800         AT&T Corp.                            96,164
      6,550    @    AT&T Wireless Services, Inc.          92,748
      3,200    @    Avaya, Inc.                           50,656
     11,250         BellSouth Corp.                      280,800
      1,200         CenturyTel, Inc.                      35,868
     41,300    @    Cisco Systems, Inc.                  914,794
      1,500    @    Comverse Technology, Inc.             26,505
      8,500    @    Corning, Inc.                        105,315
     29,900    @    Lucent Technologies, Inc.            106,743
     24,200         Motorola, Inc.                       478,434
      6,650    @    Nextel Communications, Inc.          153,815
      4,800         Qualcomm, Inc.                       321,936
      4,250    @    Qwest Communications
                      International                       15,938

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VII                 as of May 31, 2004 (continued)
--------------------------------------------------------------------------------


  Shares                                               Value
----------------------------------------------------------------
                    TELECOMMUNICATIONS (CONTINUED)
     19,750         SBC Communications, Inc.        $    468,075
      1,650         Scientific-Atlanta, Inc.              56,793
      8,750         Sprint Corp.-FON Group               155,400
      4,250    @    Tellabs, Inc.                         33,745
     16,450         Verizon Communications, Inc.         568,840
                                                    ------------
                                                       4,094,207
                                                    ------------
                    TEXTILES: 0.0%
      1,200         Cintas Corp.                          54,456
                                                    ------------
                                                          54,456
                                                    ------------
                    TOYS/GAMES/HOBBIES: 0.0%
      1,550         Hasbro, Inc.                          30,473
                                                    ------------
                                                          30,473
                                                    ------------
                    TRANSPORTATION: 0.3%
      2,350         Burlington Northern Santa Fe
                      Corp.                               77,409
      2,500         FedEx Corp.                          183,950
      2,600         Norfolk Southern Corp.                62,998
        400         Ryder System, Inc.                    14,860
      6,750         United Parcel Service, Inc.          484,110
                                                    ------------
                                                         823,327
                                                    ------------
                    Total Common Stock
                      (Cost $60,567,579)              64,545,522
                                                    ------------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                    REGIONAL MALLS: 0.0%
      1,300         Simon Property Group, Inc.            67,041
                                                    ------------
                                                          67,041
                                                    ------------
                    WAREHOUSE/INDUSTRIAL: 0.0%
      1,050         Prologis                              33,663
                                                    ------------
                                                          33,663
                                                    ------------
                    Total Real Estate Investment
                      Trusts
                      (Cost $95,944)                     100,704
                                                    ------------
 Principal
  Amount                                               Value
----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 52.0%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION:
                      25.2%
$73,000,000         4.05%, due 06/26/08               62,533,406
                                                    ------------
                                                      62,533,406
                                                    ------------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 26.8%
  5,430,000         4.16%, due 05/15/08                4,652,983
 72,000,000         4.07%, due 05/15/08               61,892,280
                                                    ------------
                                                      66,545,263
                                                    ------------
                    Total U.S. Government Agency
                      Obligations
                      (Cost $135,370,809)            129,078,669
                                                    ------------
U.S. TREASURY OBLIGATIONS: 21.9%
                    U.S. TREASURY STRIP PRINCIPAL: 21.9%
 62,645,000         3.62%, due 05/15/08               54,420,401
                                                    ------------
                    Total U.S. Treasury
                      Obligations
                      (Cost $55,692,408)              54,420,401
                                                    ------------
                    Total Long-Term Investments
                      (Cost $251,726,740)            248,145,296
                                                    ------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
REPURCHASE AGREEMENT: 0.5%
$ 1,179,000         Morgan Stanley Repurchase
                      Agreement dated 05/28/04,
                      1.010%, due 06/01/04,
                      $1,179,132 to be received
                      upon repurchased
                      (Collateralized by
                      $1,140,000 Federal Home Loan
                      Bank, 4.875% Market Value
                      plus accrued interest
                      $1,203,644 due 02/15/07)      $  1,179,000
                                                    ------------
                    Total Repurchase Agreement
                      (Cost $1,179,000)                1,179,000
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $252,905,740)*          100.4%   $249,324,296
            OTHER ASSETS AND
              LIABILITIES-NET                (0.4)     (1,017,424)
                                            -----    ------------
            NET ASSETS                      100.0%   $248,306,872
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $253,108,369.
       Net unrealized depreciation consists of:

      Gross Unrealized Appreciation                  $ 4,906,764
      Gross Unrealized Depreciation                   (8,690,837)
                                                     -----------
      Net Unrealized Depreciation                    $(3,784,073)
                                                     ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII                            as of May 31, 2004
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
COMMON STOCK: 30.3%
                     ADVERTISING: 0.1%
       1,530    @    Interpublic Group of Cos.,
                       Inc.                         $     22,001
         920         Omnicom Group                        73,481
                                                    ------------
                                                          95,482
                                                    ------------
                     AEROSPACE/DEFENSE: 0.6%
       6,620         Boeing Co.                          303,195
       1,640         General Dynamics Corp.              156,833
         660         Goodrich Corp.                       18,500
       2,080         Lockheed Martin Corp.               103,043
         350         Northrop Grumman Corp.               36,096
       1,800         Raytheon Co.                         59,850
         670         Rockwell Collins, Inc.               20,127
       2,450         United Technologies Corp.           207,295
                                                    ------------
                                                         904,939
                                                    ------------
                     AGRICULTURE: 0.3%
       9,390         Altria Group, Inc.                  450,438
       1,250         Monsanto Co.                         43,125
         370         RJ Reynolds Tobacco Holdings,
                       Inc.                               20,794
         750         UST, Inc.                            28,020
                                                    ------------
                                                         542,377
                                                    ------------
                     APPAREL: 0.1%
         720         Jones Apparel Group, Inc.            27,698
         630         Liz Claiborne, Inc.                  21,609
       2,120         Nike, Inc.                          150,838
         160         Reebok International Ltd.             5,800
         450         VF Corp.                             21,141
                                                    ------------
                                                         227,086
                                                    ------------
                     AUTO MANUFACTURERS: 0.3%
      14,330         Ford Motor Co.                      212,800
       2,670         General Motors Corp.                121,191
         350    @    Navistar International Corp.         13,283
       1,175         Paccar, Inc.                         65,565
                                                    ------------
                                                         412,839
                                                    ------------
                     AUTO PARTS & EQUIPMENT: 0.0%
         830         Dana Corp.                           15,480
         370         Johnson Controls, Inc.               19,950
                                                    ------------
                                                          35,430
                                                    ------------
                     BANKS: 2.2%
       1,280         AmSouth Bancorp                      32,614
      12,715         Bank of America Corp.             1,056,997
       3,390         Bank of New York Co., Inc.          101,937
       5,380         Bank One Corp.                      260,661
         800         BB&T Corp.                           30,144
         770         Charter One Financial, Inc.          33,849
         640         Comerica, Inc.                       36,230
       1,100         Fifth Third Bancorp                  59,719
         510         First Horizon National Corp.         23,751
         980         Huntington Bancshares, Inc.          22,217
       1,950         KeyCorp                              61,250
       1,220         Marshall & Ilsley Corp.              50,203
       2,090         Mellon Financial Corp.               61,530
       4,810         National City Corp.                 170,707
         690         North Fork Bancorporation,
                       Inc.                               26,565
         910         Northern Trust Corp.                 39,085
       1,210         PNC Financial Services Group,
                       Inc.                               66,804
       1,100         Regions Financial Corp.              41,822
       1,250         SouthTrust Corp.                     42,338
       1,550         State Street Corp.                   75,051
       1,220         SunTrust Banks, Inc.                 79,398
         950         Synovus Financial Corp.              24,463
         710         Union Planters Corp.                 21,378
       9,190         US Bancorp                          258,239


   Shares                                              Value
----------------------------------------------------------------
       8,100         Wachovia Corp.                 $    382,400
       8,010         Wells Fargo & Co.                   470,987
         590         Zions Bancorporation                 36,167
                                                    ------------
                                                       3,566,506
                                                    ------------
                     BEVERAGES: 0.9%
       1,560         Anheuser-Busch Cos., Inc.            83,101
         400         Brown-Forman Corp.                   19,220
      15,540         Coca-Cola Co.                       797,979
       2,190         Coca-Cola Enterprises, Inc.          60,335
       1,570         Pepsi Bottling Group, Inc.           45,530
       7,830         PepsiCo, Inc.                       417,887
                                                    ------------
                                                       1,424,052
                                                    ------------
                     BIOTECHNOLOGY: 0.2%
       5,870    @    Amgen, Inc.                         321,089
         600    @    Biogen IDEC, Inc.                    37,290
         790    @    Chiron Corp.                         35,353
                                                    ------------
                                                         393,732
                                                    ------------
                     BUILDING MATERIALS: 0.1%
       1,140    @    American Standard Cos., Inc.         42,773
       3,520         Masco Corp.                         101,903
         610         Vulcan Materials Co.                 27,304
                                                    ------------
                                                         171,980
                                                    ------------
                     CHEMICALS: 0.3%
         450         Air Products & Chemicals,
                       Inc.                               22,487
         400         Ashland, Inc.                        18,860
       4,580         Dow Chemical Co.                    182,741
         350         Eastman Chemical Co.                 16,219
       1,270         Ecolab, Inc.                         38,748
         760         Engelhard Corp.                      23,005
         270         International Flavors &
                       Fragrances, Inc.                    9,715
       1,200         PPG Industries, Inc.                 71,760
       1,560         Praxair, Inc.                        57,704
         930         Rohm & Haas Co.                      35,842
         900         Sherwin-Williams Co.                 35,370
         270         Sigma-Aldrich Corp.                  15,420
                                                    ------------
                                                         527,871
                                                    ------------
                     COMMERCIAL SERVICES: 0.3%
         730    @    Apollo Group, Inc.                   68,474
       8,330         Cendant Corp.                       191,090
         190         Deluxe Corp.                          8,136
         520         Equifax, Inc.                        12,745
         860         H&R Block, Inc.                      42,011
         680         Moody's Corp.                        44,465
       2,270         Paychex, Inc.                        85,148
       1,050         Robert Half International,
                       Inc.                               29,379
       1,050         RR Donnelley & Sons Co.              31,773
                                                    ------------
                                                         513,221
                                                    ------------
                     COMPUTERS: 1.1%
       2,360    @    Apple Computer, Inc.                 66,222
      11,730    @    Dell, Inc.                          412,661
      11,640    @    EMC Corp./Mass                      130,834
       1,610    @    Gateway, Inc.                         6,521
      14,610         Hewlett-Packard Co.                 310,316
       8,000         International Business
                       Machines Corp.                    708,719
         780    @    Lexmark International, Inc.          73,570
         350    @    NCR Corp.                            16,884
       2,240    @    Network Appliance, Inc.              44,352
       1,090    @    Sungard Data Systems, Inc.           30,204
       1,200    @    Unisys Corp.                         16,272
                                                    ------------
                                                       1,816,555
                                                    ------------
                     COSMETICS/PERSONAL CARE: 0.8%
         360         Alberto-Culver Co.                   16,927
         450         Avon Products, Inc.                  39,897

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII              as of March 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
       2,590         Colgate-Palmolive Co.          $    148,148
       7,880         Gillette Co.                        339,549
       2,400         Kimberly-Clark Corp.                158,160
       5,890         Procter & Gamble Co.                635,060
                                                    ------------
                                                       1,337,741
                                                    ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
         400         WW Grainger, Inc.                    21,780
                                                    ------------
                                                          21,780
                                                    ------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.6%
       5,880         American Express Co.                298,116
         630         Bear Stearns Cos., Inc.              51,068
       1,510         Capital One Financial Corp.         105,791
       6,040         Charles Schwab Corp.                 59,192
      23,890         Citigroup, Inc.                   1,109,212
       2,180         Countrywide Financial Corp.         140,610
       1,900    @    E*TRADE Group, Inc.                  21,679
       4,400         Fannie Mae                          297,880
         420         Federated Investors, Inc.            12,508
         970         Franklin Resources, Inc.             48,772
       3,300         Freddie Mac                         192,687
       2,970         Goldman Sachs Group, Inc.           278,913
       1,250         Janus Capital Group, Inc.            20,463
      12,760         JP Morgan Chase & Co.               470,077
       1,680         Lehman Brothers Holdings,
                       Inc.                              127,092
       6,160         MBNA Corp.                          156,464
       5,980         Merrill Lynch & Co., Inc.           339,664
       6,780         Morgan Stanley                      362,797
       2,080    @    Providian Financial Corp.            28,288
       2,070         SLM Corp.                            79,343
         490         T Rowe Price Group, Inc.             23,598
                                                    ------------
                                                       4,224,214
                                                    ------------
                     ELECTRIC: 0.7%
       4,400    @    AES Corp.                            41,096
         900         Ameren Corp.                         39,780
       2,190         American Electric Power Co.,
                       Inc.                               69,576
       2,010         Centerpoint Energy, Inc.             21,788
         450         Consolidated Edison, Inc.            17,667
         900         Constellation Energy Group,
                       Inc.                               34,416
       4,310         Duke Energy Corp.                    85,941
       2,660         Edison International                 64,212
       1,180         Entergy Corp.                        64,440
       3,280         Exelon Corp.                        109,224
       1,520         FirstEnergy Corp.                    59,280
       1,090         FPL Group, Inc.                      69,488
         950         NiSource, Inc.                       19,247
       2,240    @    PG&E Corp.                           63,840
         440         Pinnacle West Capital Corp.          17,728
       1,040         PPL Corp.                            44,876
         560         Progress Energy, Inc.                23,862
       1,200         Public Service Enterprise
                       Group, Inc.                        50,592
       3,540         Southern Co.                        102,377
       1,100         TECO Energy, Inc.                    13,376
       2,020         TXU Corp.                            75,487
       2,120         Xcel Energy, Inc.                    36,019
                                                    ------------
                                                       1,124,312
                                                    ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.1%
       2,020         Emerson Electric Co.                120,594
         670         Molex, Inc.                          19,671
                                                    ------------
                                                         140,265
                                                    ------------
                     ELECTRONICS: 0.2%
       2,250    @    Agilent Technologies, Inc.           57,825
       1,000         Applera Corp.-Applied
                       Biosystems Group                   19,380


   Shares                                              Value
----------------------------------------------------------------
       1,170    @    Jabil Circuit, Inc.            $     33,123
         490         Parker Hannifin Corp.                27,224
         390         Perkinelmer, Inc.                     7,609
       3,490    @    Sanmina-SCI Corp.                    36,924
       3,270    @    Solectron Corp.                      17,985
       1,160         Symbol Technologies, Inc.            17,087
         500         Tektronix, Inc.                      15,780
         670    @    Thermo Electron Corp.                20,623
         600    @    Waters Corp.                         27,648
                                                    ------------
                                                         281,208
                                                    ------------
                     ENTERTAINMENT: 0.0%
       1,660         International Game Technology        65,238
                                                    ------------
                                                          65,238
                                                    ------------
                     ENVIRONMENTAL CONTROL: 0.1%
         450    @    Allied Waste Industries, Inc.         5,967
       2,510         Waste Management, Inc.               72,188
                                                    ------------
                                                          78,155
                                                    ------------
                     FOOD: 0.4%
       2,780         Archer-Daniels-Midland Co.           46,231
         850         Campbell Soup Co.                    21,684
       2,350         ConAgra Foods, Inc.                  66,082
         600         Hershey Foods Corp.                  53,238
       1,600         HJ Heinz Co.                         59,744
       1,920         Kellogg Co.                          81,408
         550         McCormick & Co., Inc.                19,498
         800    @    Safeway, Inc.                        18,048
       3,900         Sara Lee Corp.                       89,310
         920         Supervalu, Inc.                      28,538
       1,210         Sysco Corp.                          45,375
       1,110         WM Wrigley Jr. Co.                   69,708
                                                    ------------
                                                         598,864
                                                    ------------
                     FOREST PRODUCTS & PAPER: 0.2%
         180         Boise Cascade Corp.                   6,327
       1,710         Georgia-Pacific Corp.                61,252
       2,360         International Paper Co               98,955
         630         Louisiana-Pacific Corp.              14,553
         800         Plum Creek Timber Co., Inc.          25,056
         250         Temple-Inland, Inc.                  16,330
       1,900         Weyerhaeuser Co.                    114,912
                                                    ------------
                                                         337,385
                                                    ------------
                     GAS: 0.0%
         680         KeySpan Corp.                        24,072
         110         Peoples Energy Corp.                  4,556
       1,250         Sempra Energy                        41,713
                                                    ------------
                                                          70,341
                                                    ------------
                     HAND/MACHINE TOOLS: 0.0%
         410         Black & Decker Corp.                 24,571
          90         Snap-On, Inc.                         3,027
         430         Stanley Works                        18,727
                                                    ------------
                                                          46,325
                                                    ------------
                     HEALTHCARE -- PRODUCTS: 1.1%
         260         Bausch & Lomb, Inc.                  15,865
       2,660         Baxter International, Inc.           83,630
       1,300         Becton Dickinson & Co.               65,416
       1,350         Biomet, Inc.                         54,162
       4,160    @    Boston Scientific Corp.             184,288
         270         CR Bard, Inc.                        30,286
       1,570         Guidant Corp.                        85,314
      13,590         Johnson & Johnson                   757,099
       5,520         Medtronic, Inc.                     264,408
         870    @    St. Jude Medical, Inc.               66,346

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII              as of March 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     HEALTHCARE -- PRODUCTS (CONTINUED)
       1,880         Stryker Corp.                  $     95,598
       1,510    @    Zimmer Holdings, Inc.               128,879
                                                    ------------
                                                       1,831,291
                                                    ------------
                     HEALTHCARE -- SERVICES: 0.4%
         970         Aetna, Inc.                          78,764
       1,120    @    Anthem, Inc.                         99,154
         940    @    Humana, Inc.                         16,046
         390         Manor Care, Inc.                     12,219
         440         Quest Diagnostics                    37,906
       4,870         UnitedHealth Group, Inc.            317,767
       1,270    @    WellPoint Health Networks           141,655
                                                    ------------
                                                         703,511
                                                    ------------
                     HOME BUILDERS: 0.0%
         760         Centex Corp.                         36,853
         230         KB Home                              15,152
                                                    ------------
                                                          52,005
                                                    ------------
                     HOME FURNISHINGS: 0.0%
         860         Leggett & Platt, Inc.                21,741
         290         Whirlpool Corp.                      19,294
                                                    ------------
                                                          41,035
                                                    ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.1%
         310         Clorox Co.                           16,232
         750         Fortune Brands, Inc.                 56,475
                                                    ------------
                                                          72,707
                                                    ------------
                     INSURANCE: 1.6%
       1,690    @@   ACE Ltd.                             69,594
       2,470         Aflac, Inc.                         100,282
       4,340         Allstate Corp.                      190,872
         420         AMBAC Financial Group, Inc.          29,043
      11,970         American International Group        877,400
       1,190         AON Corp.                            32,880
         860         Chubb Corp.                          57,938
       1,140         Cigna Corp.                          77,292
         682         Cincinnati Financial Corp.           29,156
       1,400         Hartford Financial Services
                       Group, Inc.                        92,568
         510         Jefferson-Pilot Corp.                26,178
       1,160         Lincoln National Corp.               55,088
         950         Loews Corp.                          54,749
       2,500         Marsh & McLennan Cos., Inc.         110,300
         520         MBIA, Inc.                           28,803
       3,290         Metlife, Inc.                       116,960
         420         MGIC Investment Corp.                30,660
       1,460         Principal Financial Group            51,027
       1,380         Progressive Corp.                   118,363
       2,550         Prudential Financial, Inc.          112,965
         870         Safeco Corp.                         36,497
       3,100         St. Paul Cos.                       123,008
         480         Torchmark Corp.                      26,011
         570    @@   XL Capital Ltd.                      42,551
                                                    ------------
                                                       2,490,185
                                                    ------------
                     INTERNET: 0.3%
       2,980    @    eBay, Inc.                          264,624
         580    @    Monster Worldwide, Inc.              14,680
       2,050    @    Symantec Corp.                       93,890
       2,520    @    Yahoo!, Inc.                         77,263
                                                    ------------
                                                         450,457
                                                    ------------
                     IRON/STEEL: 0.0%
         350         Nucor Corp.                          23,048
         500         United States Steel Corp.            15,180
                                                    ------------
                                                          38,228
                                                    ------------


   Shares                                              Value
----------------------------------------------------------------
                     LEISURE TIME: 0.2%
         720         Brunswick Corp.                $     29,160
       3,000         Carnival Corp.                      127,830
       1,470         Harley-Davidson, Inc.                84,510
         800         Sabre Holdings Corp.                 20,400
                                                    ------------
                                                         261,900
                                                    ------------
                     LODGING: 0.1%
         320         Harrah's Entertainment, Inc.         16,448
       1,270         Hilton Hotels Corp.                  22,035
       1,070         Marriott International, Inc.         52,783
         790         Starwood Hotels & Resorts
                       Worldwide, Inc.                    33,322
                                                    ------------
                                                         124,588
                                                    ------------
                     MACHINERY -- CONSTRUCTION & MINING: 0.1%
       1,650         Caterpillar, Inc.                   124,328
                                                    ------------
                                                         124,328
                                                    ------------
                     MACHINERY -- DIVERSIFIED: 0.1%
         250         Cummins, Inc.                        14,560
       1,160         Deere & Co.                          76,212
         870         Rockwell Automation, Inc.            29,458
                                                    ------------
                                                         120,230
                                                    ------------
                     MEDIA: 0.9%
       2,800         Clear Channel Communications,
                       Inc.                              111,160
         250         Dow Jones & Co., Inc.                11,983
       1,290         Gannett Co., Inc.                   113,262
         260         Knight-Ridder, Inc.                  19,755
       1,550         McGraw-Hill Cos., Inc.              120,776
         240         Meredith Corp.                       12,590
         840         New York Times Co.                   39,169
      21,820    @    Time Warner, Inc.                   371,813
       1,370         Tribune Co.                          66,157
       8,000         Viacom, Inc.                        295,120
       9,790         Walt Disney Co.                     229,771
                                                    ------------
                                                       1,391,556
                                                    ------------
                     MINING: 0.2%
       4,360         Alcoa, Inc.                         136,468
         310         Freeport-McMoRan Copper &
                       Gold, Inc.                         10,425
         850         Newmont Mining Corp.                 33,754
         820    @    Phelps Dodge Corp.                   55,678
                                                    ------------
                                                         236,325
                                                    ------------
                     MISCELLANEOUS MANUFACTURING: 1.7%
       6,150         3M Co.                              520,044
         390         Cooper Industries Ltd.               22,191
          90         Crane Co.                             2,717
       1,500         Danaher Corp.                        70,545
         950         Dover Corp.                          37,012
         520         Eastman Kodak Co.                    13,614
         650         Eaton Corp.                          37,928
      47,150         General Electric Co.              1,467,307
       4,180         Honeywell International, Inc.       140,866
       1,330         Illinois Tool Works, Inc.           119,540
         330    @@   Ingersoll-Rand Co.                   21,549
         520         ITT Industries, Inc.                 41,886
         410         Pall Corp.                            9,914
         510         Textron, Inc.                        27,872
       9,110    @@   Tyco International Ltd.             280,497
                                                    ------------
                                                       2,813,482
                                                    ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.1%
       1,000         Pitney Bowes, Inc.                   44,330
       3,810    @    Xerox Corp.                          51,587
                                                    ------------
                                                          95,917
                                                    ------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII              as of March 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     OIL AND GAS: 2.1%
         490         Amerada Hess Corp.             $     34,589
       1,210         Anadarko Petroleum Corp.             65,969
       1,220         Apache Corp.                         49,239
       1,570         Burlington Resources, Inc.          105,096
       8,270         ChevronTexaco Corp.                 747,608
       4,430         ConocoPhillips                      324,852
       1,830         Devon Energy Corp.                  108,629
         390         EOG Resources, Inc.                  20,838
      29,850         Exxon Mobil Corp.                 1,291,012
         320         Kerr-McGee Corp.                     15,760
       2,100         Marathon Oil Corp.                   70,014
         500   @,@@  Nabors Industries Ltd.               20,700
         700    @    Noble Corp.                          24,122
       2,430         Occidental Petroleum Corp.          107,406
         460         Sunoco, Inc.                         28,304
       1,110    @    Transocean, Inc.                     29,670
       1,220         Unocal Corp.                         43,469
         800         Valero Energy Corp.                  52,888
                                                    ------------
                                                       3,140,165
                                                    ------------
                     OIL AND GAS SERVICES: 0.1%
         600         Baker Hughes, Inc.                   20,418
         670    @    BJ Services Co.                      28,066
       2,850         Schlumberger Ltd.                   162,935
                                                    ------------
                                                         211,419
                                                    ------------
                     PACKAGING AND CONTAINERS: 0.0%
         290         Ball Corp.                           19,810
         320         Bemis Co.                             8,816
         580    @    Pactiv Corp.                         13,676
         590    @    Sealed Air Corp.                     29,660
                                                    ------------
                                                          71,962
                                                    ------------
                     PHARMACEUTICALS: 2.0%
       7,430         Abbott Laboratories                 306,190
         240         Allergan, Inc.                       21,336
         500         AmerisourceBergen Corp.              29,990
       9,370         Bristol-Myers Squibb Co.            236,780
         800         Cardinal Health, Inc.                54,168
       2,700    @    Caremark Rx, Inc.                    84,240
       5,110         Eli Lilly & Co.                     376,454
         320    @    Express Scripts, Inc.                25,043
       1,720    @    Forest Laboratories, Inc.           109,031
       1,400    @    King Pharmaceuticals, Inc.           18,704
       1,320    @    Medco Health Solutions, Inc.         46,240
      10,160         Merck & Co., Inc.                   480,567
      35,270         Pfizer, Inc.                      1,246,441
         290    @    Watson Pharmaceuticals, Inc.         10,832
       6,150         Wyeth                               221,400
                                                    ------------
                                                       3,267,416
                                                    ------------
                     PIPELINES: 0.0%
         440         Kinder Morgan, Inc.                  26,400
       3,470         Williams Cos., Inc.                  41,328
                                                    ------------
                                                          67,728
                                                    ------------
                     RETAIL: 2.3%
         480    @    Autonation, Inc.                      8,002
       1,240    @    Bed Bath & Beyond, Inc.              46,190
       2,360         Best Buy Co., Inc.                  124,514
       2,220         Costco Wholesale Corp.               83,872
         730         CVS Corp.                            30,426
         850         Darden Restaurants, Inc.             19,125
       2,260         Dollar General Corp.                 43,844
         730         Family Dollar Stores                 22,893
       1,550         Federated Department Stores          73,951
       7,530         Gap, Inc.                           181,850
      14,450         Home Depot, Inc.                    519,043
       1,300         JC Penney Co., Inc. Holding
                       Co.                                46,514
       3,670         Limited Brands                       70,831
       3,790         Lowe's Cos., Inc.                   203,030
       2,210         May Department Stores Co.            63,339


   Shares                                              Value
----------------------------------------------------------------
       8,010         McDonald's Corp.               $    211,464
       1,090         Nordstrom, Inc.                      44,200
       1,150    @    Office Depot, Inc.                   18,791
       1,100         RadioShack Corp.                     33,429
       1,870         Sears Roebuck and Co.                71,060
       3,480         Staples, Inc.                        95,978
       2,410    @    Starbucks Corp.                      97,942
       4,350         Target Corp.                        194,445
         590         Tiffany & Co.                        20,868
       2,430         TJX Cos., Inc.                       60,531
         900    @    Toys R US, Inc.                      14,148
      19,890         Wal-Mart Stores, Inc.             1,108,469
       4,720         Walgreen Co,                        165,247
         680         Wendy's International, Inc.          25,697
       1,820    @    Yum! Brands, Inc.                    68,250
                                                    ------------
                                                       3,767,943
                                                    ------------
                     SAVINGS AND LOANS: 0.2%
         710         Golden West Financial Corp.          77,227
       4,360         Washington Mutual, Inc.             190,445
                                                    ------------
                                                         267,672
                                                    ------------
                     SEMICONDUCTORS: 1.2%
       1,650    @    Advanced Micro Devices, Inc.         25,658
       1,670    @    Altera Corp.                         38,226
       1,670         Analog Devices, Inc.                 82,081
      10,500    @    Applied Materials, Inc.             209,579
       1,630    @    Applied Micro Circuits Corp.          8,786
       1,350    @    Broadcom Corp.                       56,984
      29,740         Intel Corp.                         849,076
         950    @    Kla-Tencor Corp.                     45,771
       1,280         Linear Technology Corp.              50,765
       1,680    @    LSI Logic Corp.                      13,776
       1,710         Maxim Integrated Products            86,919
       2,400    @    Micron Technology, Inc.              36,072
       1,640    @    National Semiconductor Corp.         35,539
         480    @    Novellus Systems, Inc.               15,979
         930    @    Teradyne, Inc.                       20,730
       7,810         Texas Instruments, Inc.             203,919
       2,060         Xilinx, Inc.                         75,149
                                                    ------------
                                                       1,855,009
                                                    ------------
                     SOFTWARE: 1.6%
       1,210         Adobe Systems, Inc.                  54,002
         680         Autodesk, Inc.                       24,385
       2,910         Automatic Data Processing           129,291
       1,510    @    BMC Software, Inc.                   26,636
       1,040    @    Citrix Systems, Inc.                 21,892
       4,670         Computer Associates
                       International, Inc.               126,370
       1,640    @    Compuware Corp.                      13,038
       1,420    @    Electronic Arts, Inc.                72,179
       4,297         First Data Corp.                    186,017
         740    @    Fiserv, Inc.                         27,987
       1,430         IMS Health, Inc.                     35,578
         780    @    Intuit, Inc.                         30,560
         390    @    Mercury Interactive Corp.            18,697
      50,000         Microsoft Corp.                   1,317,501
       1,630    @    Novell, Inc.                         14,849
      23,720    @    Oracle Corp.                        268,511
       1,690    @    Peoplesoft, Inc.                     30,217
       2,870    @    Siebel Systems, Inc.                 30,996
       3,090    @    Veritas Software Corp.               82,194
                                                    ------------
                                                       2,510,900
                                                    ------------
                     TELECOMMUNICATIONS: 1.9%
       2,060         Alltel Corp.                        104,298
       3,320         AT&T Corp.                           55,046
       5,200    @    AT&T Wireless Services, Inc.         73,632
       2,000    @    Avaya, Inc.                          31,660
       8,810         BellSouth Corp.                     219,898
         740         CenturyTel, Inc.                     22,119

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND VIII              as of March 31, 2004 (continued)
--------------------------------------------------------------------------------


   Shares                                              Value
----------------------------------------------------------------
                     TELECOMMUNICATIONS (CONTINUED)
      31,600    @    Cisco Systems, Inc.            $    699,939
       1,090    @    Comverse Technology, Inc.            19,260
       6,200    @    Corning, Inc.                        76,818
      19,450    @    Lucent Technologies, Inc.            69,437
      18,230         Motorola, Inc.                      360,407
       5,020    @    Nextel Communications, Inc.         116,113
       3,620         Qualcomm, Inc.                      242,793
       7,100    @    Qwest Communications
                       International                      26,625
      15,110         SBC Communications, Inc.            358,107
       1,160         Scientific-Atlanta, Inc.             39,927
       6,720         Sprint Corp.-FON Group              119,347
       2,940    @    Tellabs, Inc.                        23,344
      12,650         Verizon Communications, Inc.        437,437
                                                    ------------
                                                       3,096,207
                                                    ------------
                     TEXTILES: 0.0%
         790         Cintas Corp                          35,850
                                                    ------------
                                                          35,850
                                                    ------------
                     TOYS/GAMES/HOBBIES: 0.0%
       1,110         Hasbro, Inc.                         21,823
                                                    ------------
                                                          21,823
                                                    ------------
                     TRANSPORTATION: 0.4%
       1,640         Burlington Northern Santa Fe
                       Corp.                              54,022
       1,910         FedEx Corp.                         140,537
       1,830         Norfolk Southern Corp.               44,341
         270         Ryder System, Inc.                   10,031
       5,130         United Parcel Service, Inc.         367,923
                                                    ------------
                                                         616,854
                                                    ------------
                     Total Common Stock (Cost
                       $48,299,459)                   48,736,591
                                                    ------------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                     REGIONAL MALLS: 0.0%
         960         Simon Property Group, Inc.           49,507
                                                    ------------
                                                          49,507
                                                    ------------
                     WAREHOUSE/INDUSTRIAL: 0.0%
         350         Prologis                             11,221
                                                    ------------
                                                          11,221
                                                    ------------
                     Total Real Estate Investment
                       Trusts
                       (Cost $58,372)                     60,728
                                                    ------------
 Principal
   Amount                                              Value
----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 51.7%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION:
                       51.7%
$100,000,000         4.09%, due 12/22/08              83,301,700
                                                    ------------
                     Total U.S. Government Agency
                       Obligations
                       (Cost $84,845,331)             83,301,700
                                                    ------------

 Principal
   Amount                                              Value
----------------------------------------------------------------
                  U.S. TREASURY OBLIGATIONS: 17.6%
                     U.S. TREASURY STRIP PRINCIPAL: 17.6%
$ 33,430,000         3.79%, due 11/15/08            $ 28,317,517
                                                    ------------
                     Total U.S. Treasury
                       Obligations
                       (Cost $29,266,585)             28,317,517
                                                    ------------
                     Total Long-Term Investments
                       (Cost $162,469,747)           160,416,536
                                                    ------------
                        REPURCHASE AGREEMENT: 0.6%
   1,038,000         Morgan Stanley Repurchase
                       Agreement dated 05/28/04,
                       1.010%, due 06/01/04,
                       $1,038,116 to be received
                       upon repurchased
                       (Collateralized by
                       $1,080,000 Federal Home
                       Loan Mortgage Corporation,
                       3.875% Market Value plus
                       accrued interest $1,078,260
                       due 01/12/09)                   1,038,000
                                                    ------------
                     Total Repurchase Agreement
                       (Cost $1,038,000)               1,038,000
                                                    ------------
                                                     161,454,536
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $163,507,747)*          100.2%   $161,454,536
            OTHER ASSETS AND
              LIABILITIES-NET                (0.2)       (381,090)
                                            -----    ------------
            NET ASSETS                      100.0%   $161,073,446
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $163,796,700.
       Net unrealized depreciation consists of:

      Gross Unrealized Appreciation                  $ 1,505,926
      Gross Unrealized Depreciation                   (3,848,090)
                                                     -----------
      Net Unrealized Depreciation                    $(2,342,164)
                                                     ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX                              as of May 31, 2004
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
COMMON STOCK: 33.7%
                    ADVERTISING: 0.1%
      1,000    @    Interpublic Group of Cos.,
                      Inc.                          $     14,380
        600         Omnicom Group                         47,922
                                                    ------------
                                                          62,302
                                                    ------------
                    AEROSPACE/DEFENSE: 0.6%
      5,000         Boeing Co.                           229,000
      1,200         General Dynamics Corp.               114,756
        400         Goodrich Corp.                        11,212
      1,500         Lockheed Martin Corp.                 74,310
        250         Northrop Grumman Corp.                25,783
      1,400         Raytheon Co.                          46,550
        500         Rockwell Collins, Inc.                15,020
      1,800         United Technologies Corp.            152,298
                                                    ------------
                                                         668,929
                                                    ------------
                    AGRICULTURE: 0.4%
      7,000         Altria Group, Inc.                   335,790
      1,300         Monsanto Co.                          44,850
        300         RJ Reynolds Tobacco Holdings,
                      Inc.                                16,860
        550         UST, Inc.                             20,548
                                                    ------------
                                                         418,048
                                                    ------------
                    APPAREL: 0.2%
        400         Jones Apparel Group, Inc.             15,388
        400         Liz Claiborne, Inc.                   13,720
      1,600         Nike, Inc.                           113,840
        100         Reebok International Ltd.              3,625
        400         VF Corp.                              18,792
                                                    ------------
                                                         165,365
                                                    ------------
                    AUTO MANUFACTURERS: 0.3%
     10,750         Ford Motor Co.                       159,638
      1,900         General Motors Corp.                  86,241
        300    @    Navistar International Corp.          11,385
        900         Paccar, Inc.                          50,220
                                                    ------------
                                                         307,484
                                                    ------------
                    AUTO PARTS & EQUIPMENT: 0.0%
        600         Dana Corp.                            11,190
        250         Johnson Controls, Inc.                13,480
                                                    ------------
                                                          24,670
                                                    ------------
                    BANKS: 2.5%
        900         AmSouth BanCorp                       22,932
      9,650         Bank of America Corp.                802,204
      2,700         Bank of New York Co., Inc.            81,189
      3,900         Bank One Corp.                       188,955
        700         BB&T Corp.                            26,376
        900         Charter One Financial, Inc.           39,564
        600         Comerica, Inc.                        33,966
        900         Fifth Third Bancorp                   48,861
        400         First Horizon National Corp.          18,628
        600         Huntington Bancshares, Inc.           13,602
      1,450         KeyCorp                               45,545
        800         Marshall & Ilsley Corp.               32,920
      1,500         Mellon Financial Corp.                44,160
      3,700         National City Corp.                  131,313
        500         North Fork Bancorporation,
                      Inc.                                19,250
        600         Northern Trust Corp.                  25,770
        900         PNC Financial Services Group,
                      Inc.                                49,689
        800         Regions Financial Corp.               30,416
      1,100         SouthTrust Corp.                      37,257
      1,200         State Street Corp.                    58,104
      1,000         SunTrust Banks, Inc.                  65,080
        900         Synovus Financial Corp.               23,175
        500         Union Planters Corp.                  15,055
      6,700         US Bancorp                           188,270
      6,300         Wachovia Corp.                       297,423

  Shares                                               Value
----------------------------------------------------------------
      6,000         Wells Fargo & Co.               $    352,799
        400         Zions Bancorporation                  24,520
                                                    ------------
                                                       2,717,023
                                                    ------------
                    BEVERAGES: 1.0%
      1,200         Anheuser-Busch Cos., Inc.             63,924
        300         Brown-Forman Corp.                    14,415
     11,550         Coca-Cola Co.                        593,093
      1,700         Coca-Cola Enterprises, Inc.           46,835
      1,200         Pepsi Bottling Group, Inc.            34,800
      5,800         PepsiCo, Inc.                        309,546
                                                    ------------
                                                       1,062,613
                                                    ------------
                    BIOTECHNOLOGY: 0.3%
      4,500    @    Amgen, Inc.                          246,150
        450    @    Biogen IDEC, Inc.                     27,968
        500    @    Chiron Corp.                          22,375
        200    @    Millipore Corp.                       10,998
                                                    ------------
                                                         307,491
                                                    ------------
                    BUILDING MATERIALS: 0.1%
        900    @    American Standard Cos., Inc.          33,768
      2,600         Masco Corp.                           75,270
        500         Vulcan Materials Co.                  22,380
                                                    ------------
                                                         131,418
                                                    ------------
                    CHEMICALS: 0.4%
        350         Air Products & Chemicals, Inc.        17,490
        200         Ashland, Inc.                          9,430
      3,400         Dow Chemical Co.                     135,660
        300         Eastman Chemical Co.                  13,902
        900         Ecolab, Inc.                          27,459
        600         Engelhard Corp.                       18,162
        200         International Flavors &
                      Fragrances, Inc.                     7,196
        900         PPG Industries, Inc.                  53,820
      1,000         Praxair, Inc.                         36,990
        600         Rohm & Haas Co.                       23,124
        700         Sherwin-Williams Co.                  27,510
        200         Sigma-Aldrich Corp.                   11,422
                                                    ------------
                                                         382,165
                                                    ------------
                    COMMERCIAL SERVICES: 0.4%
        600    @    Apollo Group, Inc.                    56,280
      6,100         Cendant Corp.                        139,934
        100         Deluxe Corp.                           4,282
        300         Equifax, Inc.                          7,353
        800         H&R Block, Inc.                       39,080
        500         Moody's Corp.                         32,695
      1,700         Paychex, Inc.                         63,767
        700         Robert Half International,
                      Inc.                                19,586
        700         RR Donnelley & Sons Co.               21,182
                                                    ------------
                                                         384,159
                                                    ------------
                    COMPUTERS: 1.2%
      1,700    @    Apple Computer, Inc.                  47,702
      8,800    @    Dell, Inc.                           309,584
      8,200    @    EMC Corp./Mass                        92,168
      1,000    @    Gateway, Inc.                          4,050
     10,700         Hewlett-Packard Co.                  227,268
      5,950         International Business
                      Machines Corp.                     527,111
        400    @    Lexmark International, Inc.           37,728
        500    @    NCR Corp.                             24,120
      2,000    @    Network Appliance, Inc.               39,600
        700    @    Sungard Data Systems, Inc.            19,397
        800    @    Unisys Corp.                          10,848
                                                    ------------
                                                       1,339,576
                                                    ------------
                    COSMETICS/PERSONAL CARE: 0.9%
        200         Alberto-Culver Co.                     9,404
        300         Avon Products, Inc.                   26,598
      1,900         Colgate-Palmolive Co.                108,680

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
                    COSMETICS/PERSONAL CARE (CONTINUED)
      5,900         Gillette Co.                    $    254,231
      1,700         Kimberly-Clark Corp.                 112,030
      4,400         Procter & Gamble Co.                 474,408
                                                    ------------
                                                         985,351
                                                    ------------
                    DISTRIBUTION/WHOLESALE: 0.0%
        300         WW Grainger, Inc.                     16,335
                                                    ------------
                                                          16,335
                                                    ------------
                    DIVERSIFIED FINANCIAL SERVICES: 2.8%
      4,300         American Express Co.                 218,010
        500         Bear Stearns Cos., Inc.               40,530
      1,100         Capital One Financial Corp.           77,066
      4,000         Charles Schwab Corp.                  39,200
     17,750         Citigroup, Inc.                      824,132
      1,650         Countrywide Financial Corp.          106,425
      1,400    @    E*TRADE Group, Inc.                   15,974
      3,400         Fannie Mae                           230,180
        300         Federated Investors, Inc.              8,934
        900         Franklin Resources, Inc.              45,252
      2,400         Freddie Mac                          140,136
      2,300         Goldman Sachs Group, Inc.            215,993
        900         Janus Capital Group, Inc.             14,733
      9,550         JP Morgan Chase & Co.                351,821
      1,250         Lehman Brothers Holdings, Inc.        94,563
      4,600         MBNA Corp.                           116,840
      4,500         Merrill Lynch & Co., Inc.            255,600
      5,100         Morgan Stanley                       272,901
      1,600    @    Providian Financial Corp.             21,760
      1,600         SLM Corp.                             61,328
        400         T Rowe Price Group, Inc.              19,264
                                                    ------------
                                                       3,170,642
                                                    ------------
                    ELECTRIC: 0.8%
      3,500    @    AES Corp.                             32,690
        650         Ameren Corp.                          28,730
      1,400         American Electric Power Co.,
                      Inc.                                44,478
      1,600         Centerpoint Energy, Inc.              17,344
        350         Consolidated Edison, Inc.             13,741
        800         Constellation Energy Group,
                      Inc.                                30,592
      3,200         Duke Energy Corp.                     63,808
      2,000         Edison International                  48,280
      1,000         Entergy Corp.                         54,610
      2,300         Exelon Corp.                          76,590
      1,150         FirstEnergy Corp.                     44,850
        700         FPL Group, Inc.                       44,625
        600         NiSource, Inc.                        12,156
      1,400    @    PG&E Corp.                            39,900
        300         Pinnacle West Capital Corp.           12,087
        800         PPL Corp.                             34,520
        400         Progress Energy, Inc.                 17,044
      1,100         Public Service Enterprise
                      Group, Inc.                         46,376
      2,800         Southern Co.                          80,976
        800         TECO Energy, Inc.                      9,728
      1,500         TXU Corp.                             56,055
      1,400         Xcel Energy, Inc.                     23,786
                                                    ------------
                                                         832,966
                                                    ------------
                    ELECTRICAL COMPONENTS & EQUIPMENT: 0.1%
      1,500         Emerson Electric Co.                  89,550
        500         Molex, Inc.                           14,680
                                                    ------------
                                                         104,230
                                                    ------------
                    ELECTRONICS: 0.2%
      1,600    @    Agilent Technologies, Inc.            41,120
        700         Applera Corp.-Applied
                      Biosystems Group                    13,566
        800    @    Jabil Circuit, Inc.                   22,648
        600         Parker Hannifin Corp.                 33,336
        500         Perkinelmer, Inc.                      9,755

  Shares                                               Value
----------------------------------------------------------------
      2,400    @    Sanmina-SCI Corp.               $     25,392
      2,100    @    Solectron Corp.                       11,550
      1,200         Symbol Technologies, Inc.             17,676
        300         Tektronix, Inc.                        9,468
        500    @    Thermo Electron Corp.                 15,390
        500    @    Waters Corp.                          23,040
                                                    ------------
                                                         222,941
                                                    ------------
                    ENTERTAINMENT: 0.0%
      1,200         International Game Technology         47,160
                                                    ------------
                                                          47,160
                                                    ------------
                    ENVIRONMENTAL CONTROL: 0.1%
      1,000    @    Allied Waste Industries, Inc.         13,260
      2,100         Waste Management, Inc.                60,396
                                                    ------------
                                                          73,656
                                                    ------------
                    FOOD: 0.4%
      2,000         Archer-Daniels-Midland Co.            33,260
        600         Campbell Soup Co.                     15,306
      2,100         ConAgra Foods, Inc.                   59,052
        500         Hershey Foods Corp.                   44,365
      1,100         HJ Heinz Co.                          41,074
      1,400         Kellogg Co.                           59,360
        400         McCormick & Co., Inc.                 14,180
        600    @    Safeway, Inc.                         13,536
      2,900         Sara Lee Corp.                        66,410
        800         Supervalu, Inc.                       24,816
        900         Sysco Corp.                           33,750
        800         WM Wrigley Jr. Co.                    50,240
                                                    ------------
                                                         455,349
                                                    ------------
                    FOREST PRODUCTS & PAPER: 0.2%
        100         Boise Cascade Corp.                    3,515
      1,200         Georgia-Pacific Corp.                 42,984
      1,800         International Paper Co.               75,474
        500         Louisiana-Pacific Corp.               11,550
        600         Plum Creek Timber Co., Inc.           18,792
        200         Temple-Inland, Inc.                   13,064
      1,400         Weyerhaeuser Co.                      84,672
                                                    ------------
                                                         250,051
                                                    ------------
                    GAS: 0.1%
        400         KeySpan Corp.                         14,160
        100         Peoples Energy Corp.                   4,142
      1,100         Sempra Energy                         36,707
                                                    ------------
                                                          55,009
                                                    ------------
                    HAND/MACHINE TOOLS: 0.0%
        300         Black & Decker Corp.                  17,979
        100         Snap-On, Inc.                          3,363
        450         Stanley Works                         19,598
                                                    ------------
                                                          40,940
                                                    ------------
                    HEALTHCARE -- PRODUCTS: 1.2%
        200         Bausch & Lomb, Inc.                   12,204
      2,200         Baxter International, Inc.            69,168
        900         Becton Dickinson & Co.                45,288
      1,000         Biomet, Inc.                          40,120
      2,900    @    Boston Scientific Corp.              128,470
        200         CR Bard, Inc.                         22,434
      1,000         Guidant Corp.                         54,340
     10,100         Johnson & Johnson                    562,671
      4,300         Medtronic, Inc.                      205,970
        600    @    St. Jude Medical, Inc.                45,756
      1,400         Stryker Corp.                         71,190
      1,150    @    Zimmer Holdings, Inc.                 98,153
                                                    ------------
                                                       1,355,764
                                                    ------------
                    HEALTHCARE -- SERVICES: 0.5%
        700         Aetna, Inc.                           56,840
        850    @    Anthem, Inc.                          75,251
        800    @    Humana, Inc.                          13,656

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
                    HEALTHCARE -- SERVICES (CONTINUED)
        300         Manor Care, Inc.                $      9,399
        350         Quest Diagnostics                     30,153
      3,700         UnitedHealth Group, Inc.             241,424
        900    @    WellPoint Health Networks            100,386
                                                    ------------
                                                         527,109
                                                    ------------
                    HOME BUILDERS: 0.0%
        700         Centex Corp.                          33,943
        100         KB Home                                6,588
                                                    ------------
                                                          40,531
                                                    ------------
                    HOME FURNISHINGS: 0.0%
        600         Leggett & Platt, Inc.                 15,168
        200         Whirlpool Corp.                       13,306
                                                    ------------
                                                          28,474
                                                    ------------
                    HOUSEHOLD PRODUCTS/WARES: 0.1%
        200         Clorox Co.                            10,472
        600         Fortune Brands, Inc.                  45,180
                                                    ------------
                                                          55,652
                                                    ------------
                    INSURANCE: 1.7%
      1,350    @@   ACE Ltd.                              55,593
      1,900         Aflac, Inc.                           77,140
      3,250         Allstate Corp.                       142,935
        300         AMBAC Financial Group, Inc.           20,745
      9,150         American International Group         670,694
        800         AON Corp.                             22,104
        600         Chubb Corp.                           40,422
        800         Cigna Corp.                           54,240
        525         Cincinnati Financial Corp.            22,444
      1,000         Hartford Financial Services
                      Group, Inc.                         66,120
        400         Jefferson-Pilot Corp.                 20,532
        700         Lincoln National Corp.                33,243
        700         Loews Corp.                           40,341
      1,900         Marsh & McLennan Cos., Inc.           83,828
        500         MBIA, Inc.                            27,695
      2,700         Metlife, Inc.                         95,985
        300         MGIC Investment Corp.                 21,900
      1,000         Principal Financial Group             34,950
      1,000         Progressive Corp.                     85,770
      1,900         Prudential Financial, Inc.            84,170
        600         Safeco Corp.                          25,170
      2,300         St. Paul Cos.                         91,264
        300         Torchmark Corp.                       16,257
        450    @@   XL Capital Ltd.                       33,593
                                                    ------------
                                                       1,867,135
                                                    ------------
                    INTERNET: 0.3%
      2,200    @    eBay, Inc.                           195,360
        400    @    Monster Worldwide, Inc.               10,124
      1,500    @    Symantec Corp.                        68,700
      1,600    @    Yahoo!, Inc.                          49,056
                                                    ------------
                                                         323,240
                                                    ------------
                    IRON/STEEL: 0.0%
        300         Nucor Corp.                           19,755
        500         United States Steel Corp.             15,180
                                                    ------------
                                                          34,935
                                                    ------------
                    LEISURE TIME: 0.2%
        500         Brunswick Corp.                       20,250
      2,200         Carnival Corp.                        93,742
      1,100         Harley-Davidson, Inc.                 63,239
        500         Sabre Holdings Corp.                  12,750
                                                    ------------
                                                         189,981
                                                    ------------
                    LODGING: 0.1%
        400         Harrah's Entertainment, Inc.          20,560
        800         Hilton Hotels Corp.                   13,880

  Shares                                               Value
----------------------------------------------------------------
        800         Marriott International, Inc.    $     39,464
        500         Starwood Hotels & Resorts
                      Worldwide, Inc.                     21,090
                                                    ------------
                                                          94,994
                                                    ------------
                    MACHINERY -- CONSTRUCTION & MINING: 0.1%
      1,200         Caterpillar, Inc.                     90,420
                                                    ------------
                                                          90,420
                                                    ------------
                    MACHINERY -- DIVERSIFIED: 0.1%
        200         Cummins, Inc.                         11,648
      1,000         Deere & Co.                           65,700
      1,000         Rockwell Automation, Inc.             33,860
                                                    ------------
                                                         111,208
                                                    ------------
                    MEDIA: 1.0%
      2,100         Clear Channel Communications,
                      Inc.                                83,370
        200         Dow Jones & Co., Inc.                  9,586
      1,000         Gannett Co., Inc.                     87,800
        200         Knight-Ridder, Inc.                   15,196
      1,200         McGraw-Hill Cos., Inc.                93,504
        200         Meredith Corp.                        10,492
        600         New York Times Co.                    27,978
     15,900    @    Time Warner, Inc.                    270,936
      1,100         Tribune Co.                           53,119
      6,200         Viacom, Inc.                         228,718
      7,100         Walt Disney Co.                      166,637
                                                    ------------
                                                       1,047,336
                                                    ------------
                    MINING: 0.2%
      3,200         Alcoa, Inc.                          100,160
        600         Freeport-McMoRan Copper &
                      Gold, Inc.                          20,178
        700         Newmont Mining Corp.                  27,797
        500    @    Phelps Dodge Corp.                    33,950
                                                    ------------
                                                         182,085
                                                    ------------
                    MISCELLANEOUS MANUFACTURING: 1.9%
      4,600         3M Co.                               388,976
        300         Cooper Industries Ltd.                17,070
        100         Crane Co.                              3,019
      1,200         Danaher Corp.                         56,436
        700         Dover Corp.                           27,272
        400         Eastman Kodak Co.                     10,472
        500         Eaton Corp.                           29,175
     35,150         General Electric Co.               1,093,868
      3,100         Honeywell International, Inc.        104,470
      1,100         Illinois Tool Works, Inc.             98,868
        200    @@   Ingersoll-Rand Co.                    13,060
        300         ITT Industries, Inc.                  24,165
        300         Pall Corp.                             7,254
        500         Textron, Inc.                         27,325
      6,800    @@   Tyco International Ltd.              209,372
                                                    ------------
                                                       2,110,802
                                                    ------------
                    OFFICE/BUSINESS EQUIPMENT: 0.1%
        700         Pitney Bowes, Inc.                    31,031
      2,500    @    Xerox Corp.                           33,850
                                                    ------------
                                                          64,881
                                                    ------------
                    OIL AND GAS: 2.2%
        300         Amerada Hess Corp.                    21,177
      1,000         Anadarko Petroleum Corp.              54,520
      1,200         Apache Corp.                          48,432
      1,000         Burlington Resources, Inc.            66,940
      6,200         ChevronTexaco Corp.                  560,480
      3,300         ConocoPhillips                       241,989
      1,400         Devon Energy Corp.                    83,104
        300         EOG Resources, Inc.                   16,029
     22,700         Exxon Mobil Corp.                    981,774
        200         Kerr-McGee Corp.                       9,850
      1,500         Marathon Oil Corp.                    50,010

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
                    OIL AND GAS (CONTINUED)
        300   @,@@  Nabors Industries Ltd.          $     12,420
        500    @    Noble Corp.                           17,230
      1,800         Occidental Petroleum Corp.            79,560
        400         Sunoco, Inc.                          24,612
      1,150    @    Transocean, Inc.                      30,740
        800         Unocal Corp.                          28,504
        600         Valero Energy Corp.                   39,666
                                                    ------------
                                                       2,367,037
                                                    ------------
                    OIL AND GAS SERVICES: 0.1%
        450         Baker Hughes, Inc.                    15,314
        500    @    BJ Services Co.                       20,945
      2,000         Schlumberger Ltd.                    114,340
                                                    ------------
                                                         150,599
                                                    ------------
                    PACKAGING AND CONTAINERS: 0.0%
        200         Ball Corp.                            13,662
        200         Bemis Co.                              5,510
        400    @    Pactiv Corp.                           9,432
        400    @    Sealed Air Corp.                      20,108
                                                    ------------
                                                          48,712
                                                    ------------
                    PHARMACEUTICALS: 2.3%
      5,500         Abbott Laboratories                  226,655
        200         Allergan, Inc.                        17,780
        350         AmerisourceBergen Corp.               20,993
      6,900         Bristol-Myers Squibb Co.             174,363
        600         Cardinal Health, Inc.                 40,626
      2,050    @    Caremark Rx, Inc.                     63,960
      3,900         Eli Lilly & Co.                      287,313
        200    @    Express Scripts, Inc.                 15,652
      1,200    @    Forest Laboratories, Inc.             76,068
      1,300    @    King Pharmaceuticals, Inc.            17,368
      1,200    @    Medco Health Solutions, Inc.          42,036
      7,500         Merck & Co., Inc.                    354,750
     26,400         Pfizer, Inc.                         932,975
        200    @    Watson Pharmaceuticals, Inc.           7,470
      4,600         Wyeth                                165,600
                                                    ------------
                                                       2,443,609
                                                    ------------
                    PIPELINES: 0.1%
        500         Kinder Morgan, Inc.                   30,000
      2,300         Williams Cos., Inc.                   27,393
                                                    ------------
                                                          57,393
                                                    ------------
                    RETAIL: 2.5%
        350    @    Autonation, Inc.                       5,835
      1,200    @    Bed Bath & Beyond, Inc.               44,700
      1,950         Best Buy Co., Inc.                   102,882
      1,650         Costco Wholesale Corp.                62,337
        550         CVS Corp.                             22,924
        600         Darden Restaurants, Inc.              13,500
      1,600         Dollar General Corp.                  31,040
        500         Family Dollar Stores                  15,680
      1,000         Federated Department Stores           47,710
      5,500         Gap, Inc.                            132,825
     10,750         Home Depot, Inc.                     386,139
        900         JC Penney Co., Inc. Holding
                      Co.                                 32,202
      3,000         Limited Brands                        57,900
      2,800         Lowe's Cos., Inc.                    149,996
      1,900         May Department Stores Co.             54,454
      6,100         McDonald's Corp.                     161,040
        800         Nordstrom, Inc.                       32,440
      1,400    @    Office Depot, Inc.                    22,876
        800         RadioShack Corp.                      24,312
      1,400         Sears Roebuck and Co.                 53,200
      2,300         Staples, Inc.                         63,434
      1,800    @    Starbucks Corp.                       73,152

  Shares                                               Value
----------------------------------------------------------------
      3,200         Target Corp.                    $    143,040
        400         Tiffany & Co.                         14,148
      1,700         TJX Cos., Inc.                        42,347
        600    @    Toys R US, Inc.                        9,432
     15,150         Wal-Mart Stores, Inc.                844,309
      3,500         Walgreen Co.                         122,535
        600         Wendy's International, Inc.           22,674
      1,300    @    Yum! Brands, Inc.                     48,750
                                                    ------------
                                                       2,837,813
                                                    ------------
                    SAVINGS AND LOANS: 0.2%
        500         Golden West Financial Corp.           54,385
      3,200         Washington Mutual, Inc.              139,776
                                                    ------------
                                                         194,161
                                                    ------------
                    SEMICONDUCTORS: 1.3%
      1,250    @    Advanced Micro Devices, Inc.          19,438
      1,200    @    Altera Corp.                          27,468
      1,100         Analog Devices, Inc.                  54,065
      7,900    @    Applied Materials, Inc.              157,684
      1,100    @    Applied Micro Circuits Corp.           5,929
      1,000    @    Broadcom Corp.                        42,210
     22,800         Intel Corp.                          650,940
        700    @    Kla-Tencor Corp.                      33,726
      1,200         Linear Technology Corp.               47,592
      1,100    @    LSI Logic Corp.                        9,020
      1,200         Maxim Integrated Products             60,996
      2,000    @    Micron Technology, Inc.               30,060
      1,000    @    National Semiconductor Corp.          21,670
        300    @    Novellus Systems, Inc.                 9,987
        600    @    Teradyne, Inc.                        13,374
      5,800         Texas Instruments, Inc.              151,438
      1,150         Xilinx, Inc.                          41,952
                                                    ------------
                                                       1,377,549
                                                    ------------
                    SOFTWARE: 1.8%
        900         Adobe Systems, Inc.                   40,167
        600         Autodesk, Inc.                        21,516
      2,200         Automatic Data Processing             97,746
      1,000    @    BMC Software, Inc.                    17,640
        900    @    Citrix Systems, Inc.                  18,945
      3,500         Computer Associates
                      International, Inc.                 94,710
      2,200    @    Compuware Corp.                       17,490
      1,000    @    Electronic Arts, Inc.                 50,830
      3,200         First Data Corp.                     138,528
        800    @    Fiserv, Inc.                          30,256
      1,200         IMS Health, Inc.                      29,856
        600    @    Intuit, Inc.                          23,508
        300    @    Mercury Interactive Corp.             14,382
     37,150         Microsoft Corp.                      978,903
      1,100    @    Novell, Inc.                          10,021
     17,700    @    Oracle Corp.                         200,364
      1,250    @    Peoplesoft, Inc.                      22,350
      2,600    @    Siebel Systems, Inc.                  28,080
      2,400    @    Veritas Software Corp.                63,840
                                                    ------------
                                                       1,899,132
                                                    ------------
                    TELECOMMUNICATIONS: 2.2%
      1,600         Alltel Corp.                          81,008
      2,700         AT&T Corp.                            44,766
      3,900    @    AT&T Wireless Services, Inc.          55,224
      1,400    @    Avaya, Inc.                           22,162
      6,400         BellSouth Corp.                      159,744
        500         CenturyTel, Inc.                      14,945
     24,200    @    Cisco Systems, Inc.                  536,029
        700    @    Comverse Technology, Inc.             12,369
      4,100    @    Corning, Inc.                         50,799

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND IX                  as of May 31, 2004 (continued)
--------------------------------------------------------------------------------

  Shares                                               Value
----------------------------------------------------------------
                    TELECOMMUNICATIONS (CONTINUED)
     14,000    @    Lucent Technologies, Inc.       $     49,980
     13,600         Motorola, Inc.                       268,872
      3,700    @    Nextel Communications, Inc.           85,581
      2,700         Qualcomm, Inc.                       181,089
      5,800    @    Qwest Communications
                      International                       21,750
     11,700         SBC Communications, Inc.             277,290
        900         Scientific-Atlanta, Inc.              30,978
      5,000         Sprint Corp.-FON Group                88,800
      2,100    @    Tellabs, Inc.                         16,674
      9,700         Verizon Communications, Inc.         335,426
                                                    ------------
                                                       2,333,486
                                                    ------------
                    TEXTILES: 0.0%
        500         Cintas Corp.                          22,690
                                                    ------------
                                                          22,690
                                                    ------------
                    TOYS/GAMES/HOBBIES: 0.0%
        700         Hasbro, Inc.                          13,762
                                                    ------------
                                                          13,762
                                                    ------------
                    TRANSPORTATION: 0.4%
      1,100         Burlington Northern Santa Fe
                      Corp.                               36,234
      1,400         FedEx Corp.                          103,012
      1,200         Norfolk Southern Corp.                29,076
        200         Ryder System, Inc.                     7,430
      4,000         United Parcel Service, Inc.          286,880
                                                    ------------
                                                         462,632
                                                    ------------
                    Total Common Stock
                      (Cost $36,646,519)              36,558,995
                                                    ------------
REAL ESTATE INVESTMENT TRUSTS: 0.0%
                    REGIONAL MALLS: 0.0%
        800         Simon Property Group, Inc.            41,256
                                                    ------------
                                                          41,256
                                                    ------------
                    WAREHOUSE/INDUSTRIAL: 0.0%
        300         Prologis                               9,618
                                                    ------------
                                                           9,618
                                                    ------------
                    Total Real Estate Investment
                      Trusts
                      (Cost $48,163)                      50,874
                                                    ------------
 Principal
  Amount                                               Value
----------------------------------------------------------------
         U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.3%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION:
                      45.2%
$60,000,000         4.20%, due 04/21/09,              49,054,560
                                                    ------------
                    Total U.S. Government Agency
                      Obligations
                      (Cost $49,673,954)              49,054,560
                                                    ------------

 Principal
  Amount                                               Value
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 20.4%
                    U.S. TREASURY STRIP PRINCIPAL: 20.4%
$26,510,000         3.91%, due 02/15/09             $ 22,134,922
                                                    ------------
                    Total U.S. Treasury
                      Obligations
                      (Cost $22,427,512)              22,134,922
                                                    ------------
                    Total Long-Term Investments
                      (Cost $108,796,148)            107,799,351
                                                    ------------
REPURCHASE AGREEMENT: 0.7%
    739,000         Morgan Stanley Repurchase
                      Agreement dated 05/28/04,
                      1.010%, due 06/01/04,
                      $739,083 to be received upon
                      repurchased (Collateralized
                      by $770,000 Federal Home
                      Loan Mortgage Corporation,
                      3.875% Market Value plus
                      accrued interest $768,759
                      due 01/12/09)                      739,000
                                                    ------------
                    Total Repurchase Agreement
                      (Cost $739,000)                    739,000
                                                    ------------

            TOTAL INVESTMENTS IN
              SECURITIES
              (COST $109,535,148)*          100.1%   $108,538,351
            OTHER ASSETS AND
              LIABILITIES-NET                (0.1)        (67,886)
                                            -----    ------------
            NET ASSETS                      100.0%   $108,470,465
                                            =====    ============

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $109,553,280.
       Net unrealized depreciation consists of:

      Gross Unrealized Appreciation                  $   674,302
      Gross Unrealized Depreciation                   (1,689,231)
                                                     -----------
      Net Unrealized Depreciation                    $(1,014,929)
                                                     ===========

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PRINCIPAL PROTECTION FUND X                               as of May 31, 2004
--------------------------------------------------------------------------------

Principal
  Amount                                                 Value
-----------------------------------------------------------------
COMMERCIAL PAPER: 45.2%
$  390,000      Alliance & Leichester PLC, 1.16%,
                  due 08/10/04                        $   389,107
   400,000      Bristol Myers Squibb Co., 1.05%, due
                  06/08/04                                399,907
   810,000      CBA (Delaware) Finance, 1.15%, due
                  08/16/04                                808,007
   360,000      CDC Commercial Paper, 1.14%, due
                  08/04/04                                359,280
   360,000      Crown Point Capital, 1.16%, due
                  08/05/04                                359,215
   500,000      Danske Corp., 1.06%, due 07/29/04         499,134
   400,000      Galaxy Funding, Inc., 1.16%, due
                  08/13/04                                399,024
   835,000      GECC, 1.21%, due 08/13/04                 832,935
   460,000      HBOS Treasury Services, 1.18% due
                  08/09/04                                458,993
   400,000      Pfizer, Inc., 1.12%, due 08/05/2004       399,184
   400,000      Royal Bank Of Scotland, 1.17%, due
                  08/06/04                                399,168
   500,000      Societe Generale NA, 1.20%, due
                  08/16/04                                498,770
   680,000      Svenska Handelsbank Inc., 1.14%, due
                  08/05/04                                678,579
   425,000      Thunderbay Funding, Inc., 1.20%, due
                  08/06/04                                424,057
   300,000      UBS Finance, 1.13%, due 8/10/04           299,331
   825,000      Westpac Trust Securities Ltd.,
                  1.15%, due 08/16/04                     822,971
   725,000      Windmill Funding Corp., 1.19%, due
                  08/11/04                                723,274
                                                      -----------
                Total Commercial Paper
                  (Cost $8,750,964)                     8,750,936
                                                      -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 24.6%
 1,000,000      Federal Home Loan Bank, 6.32%, due
                  08/11/04                                997,919
   400,000      Federal Home Loan Mortgage
                  Corporation Discount Note,
                  1.04%, due 08/10/04                     399,180
   600,000      Federal Home Loan Mortgage
                  Corporation Discount Note,
                  1.04%, due 08/11/04                     598,751
   964,000      Federal Home Loan Mortgage
                  Corporation Discount Note,
                  1.04%, due 08/12/04                     961,966
   800,000      Federal National Mortgage
                  Association Discount Note,
                  1.04%, due 08/04/04                     798,499
 1,000,000      Federal National Mortgage
                  Association Discount Note,
                  1.04%, due 08/11/04                     997,919
                                                      -----------
                Total U.S. Government Agency
                  Obligations
                  (Cost $4,753,538)                     4,754,234
                                                      -----------

Principal
  Amount                                                 Value
-----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 3.1%
$  600,000      U.S. Treasury Bill, 0.96%, due
                  08/12/04                            $   598,836
                                                      -----------
                Total U.S. Treasury Obligations
                  (Cost $598,746)                         598,836
                                                      -----------
REPURCHASE AGREEMENT: 5.7%
 1,107,000      Morgan Stanley Repurchase Agreement
                  dated 11/28/03, 1.01%, due
                  06/01/04, $1,107,124 to be
                  received upon repurchase
                  (Collateralized by $1,085,000
                  Federal Home Loan Bank, 4.88%
                  Market Value plus accrued interest
                  $1,145,573 due 02/15/07)              1,107,000
                                                      -----------
                Total Repurchase Agreement
                  (Cost $1,107,000)                     1,107,000
                                                      -----------

            TOTAL INVESTMENTS IN SECURITIES
              (COST $15,210,248)              78.6%   $15,211,006
            OTHER ASSETS AND
              LIABILITIES-NET                 21.4      4,138,350
                                             -----    -----------
            NET ASSETS                       100.0%   $19,349,356
                                             =====    ===========

 * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                          $758
      Gross Unrealized Depreciation                            --
                                                             ----
      Net Unrealized Appreciation                            $758
                                                             ====

                 See Accompanying Notes to Financial Statements

                          TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended May 31, 2004 were as follows:

FUND NAME                          TYPE       PER SHARE AMOUNT
---------                          ----       ----------------
Principal Protection
    Class A                         NII           $0.1964
    Class B                         NII           $0.1209
    Class C                         NII           $0.1040
    Class Q                         NII           $0.1963
Principal Protection II
    Class A                         NII           $0.2040
    Class B                         NII           $0.1311
    Class C                         NII           $0.1162
    Class Q                         NII           $0.2221
Principal Protection III
    Class A                         NII           $0.2033
    Class B                         NII           $0.1276
    Class C                         NII           $0.1082
    Class Q                         NII           $0.2221
Principal Protection IV
    Class A                         NII           $0.1369
    Class B                         NII           $0.0607
    Class C                         NII           $0.0420
    Class Q                         NII           $0.1495
    Class A                        STCG           $0.0282
    Class B                        STCG           $0.0282
    Class C                        STCG           $0.0282
    Class Q                        STCG           $0.0282
    Class A                        LTCG           $0.0004
    Class B                        LTCG           $0.0004
    Class C                        LTCG           $0.0004
    Class Q                        LTCG           $0.0004

FUND NAME                          TYPE       PER SHARE AMOUNT
---------                          ----       ----------------
Principal Protection V
    Class A                         NII           $0.1351
    Class B                         NII           $0.0592
    Class C                         NII           $0.0511
    Class A                        STCG           $0.0709
    Class B                        STCG           $0.0709
    Class C                        STCG           $0.0709
Principal Protection VI
    Class A                         NII           $0.0982
    Class B                         NII           $0.0379
    Class C                         NII           $0.0357
    Class Q                         NII           $0.1112
    Class A                        STCG           $0.0271
    Class B                        STCG           $0.0271
    Class C                        STCG           $0.0271
    Class Q                        STCG           $0.0271
Principal Protection VII
    Class A                         NII           $0.1706
    Class B                         NII           $0.0483
    Class C                         NII           $0.0760
Principal Protection VIII
    Class A                         NII           $0.0087
    Class B                         NII           $0.0092
    Class C                         NII           $0.0096

------------------

NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal periods ended May 31, 2004, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Principal Protection:           10.20%
Principal Protection II:         5.88%
Principal Protection III:       10.14%
Principal Protection IV:        48.00%
Principal Protection V:         15.69%
Principal Protection VI:        15.04%
Principal Protection VII:       23.23%
Principal Protection VIII:      23.93%

For the fiscal periods ended May 31, 2004, the following are percentages of ordinary dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals:

Principal Protection:            8.68%
Principal Protection II:         4.67%
Principal Protection III:        8.50%
Principal Protection IV:        43.28%
Principal Protection V:         16.61%
Principal Protection VI:        15.26%
Principal Protection VII:       23.19%
Principal Protection VIII:      23.72%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. A trustee who is not an interested person of the Trust(s), as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees of the Trust(s) are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                  POSITION(S) HELD   TERM OF OFFICE
                                      WITH THE        AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              REGISTRANT(S)     TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES:

Paul S. Doherty(2)                    Trustee        February          President and Partner, Doherty, Wallace,
7337 E. Doubletree Ranch Rd.                         2001 -- present   Pillsbury and Murphy, P.C., Attorneys
Scottsdale, AZ 85258                                                   (1996 -- Present).
Born: 1934

J. Michael Earley(3)                  Trustee        February          President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                         2002 -- present   Bankers Trust Company, N.A.
Scottsdale, AZ 85258                                                   (1992 -- Present).
Born: 1945

R. Barbara Gitenstein(2)              Trustee        February          President, College of New Jersey
7337 E. Doubletree Ranch Rd.                         2002 -- present   (1999 -- Present).
Scottsdale, AZ 85258
Born: 1948

Walter H. May(2)                      Trustee        February          Retired. Formerly, Trustee of each of
7337 E. Doubletree Ranch Rd.                         2001 -- present   the funds managed by Northstar
Scottsdale, AZ 85258                                                   Investment Management Corporation
Born: 1936                                                             (1996 -- 1999).

Jock Patton                           Trustee        October 1999 --   Private Investor (June 1997 -- Present).
7337 E. Doubletree Ranch Rd.                         Present (ING      Formerly, Director and Chief Executive
Scottsdale, Arizona 85258                            May-flower        Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                           Trust) May        (January 1999 -- December 2001).
                                                     1999 -- Present
                                                     (ING Mutual
                                                     Funds)

David W.C. Putnam(3)                  Trustee        February          President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                         2001 -- present   Securities Company, Inc. and its
Scottsdale, AZ 85258                                                   affiliates (1978 -- Present); President,
Born: 1939                                                             Secretary and Trustee, The Principled
                                                                       Equity Market Fund (1996 -- Present).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
INDEPENDENT TRUSTEES:
Paul S. Doherty(2)                    118       University of Massachusetts Foundation
7337 E. Doubletree Ranch Rd.                    Board
Scottsdale, AZ 85258                            (April 2004 -- Present)
Born: 1934
J. Michael Earley(3)                  118       None
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)              118       New Jersey Resources (September 2003 --
7337 E. Doubletree Ranch Rd.                    Present)
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                      118       Trustee, Best Prep Charity
7337 E. Doubletree Ranch Rd.                    (1991 -- Present) -- Charitable
Scottsdale, AZ 85258                            organization.
Born: 1936
Jock Patton                           118       Director, Hypercom, Inc. (January
7337 E. Doubletree Ranch Rd.                    1999 -- Present); JDA Software Group,
Scottsdale, Arizona 85258                       Inc. (January 1999 -- Present).
Born: 1945

David W.C. Putnam(3)                  118       Anchor International Bond Trust
7337 E. Doubletree Ranch Rd.                    (December 2000 -- 2002); F.L. Putnam
Scottsdale, AZ 85258                            Foundation (December 2000 -- Present);
Born: 1939                                      Progressive Capital Accumulation Trust
                                                (August 1998 -- Present); Principled
                                                Equity Market Fund (November 1996 --
                                                Present); Mercy Endowment Foundation
                                                (1995 -- Present); Asian American Bank
                                                and Trust Company (June 1992 --
                                                Present); and Notre Dame Health Care
                                                Center (1991 -- Present); F.L. Putnam
                                                Securities Company, Inc. (June
                                                1998 -- Present); and an Honorary
                                                Trustee, Mercy Hospital
                                                (1973 -- Present).

--------------------------------------------------------------------------------

                                  POSITION(S) HELD   TERM OF OFFICE
                                      WITH THE        AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              REGISTRANT(S)     TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
Blaine E. Rieke(3)                    Trustee        October 1998 --   General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                         present           (January 1997 -- Present). Chairman of
Scottsdale, AZ 85258                                                   the Board and Trustee of each of the
Born: 1933                                                             funds managed by ING Investment
                                                                       Management Co. LLC (November 1998 --
                                                                       February 2001).

Roger B. Vincent(3)                   Trustee        February          President, Springwell Corporation
7337 E. Doubletree Ranch Rd.                         2002 -- present   (1989 -- Present). Formerly, Director
Scottsdale, AZ 85258                                                   Tatham Offshore, Inc. (1996 -- 2000).
Born: 1945

Richard A. Wedemeyer(3)               Trustee        October 1998 --   Retired. Formerly, Vice
7337 E. Doubletree Ranch Rd.                         present           President -- Finance and Administration,
Scottsdale, AZ 85258                                                   Channel Corporation (1996 -- 2002);
Born: 1936                                                             Trustee, First Choice Funds
                                                                       (1997 -- 2001); and of each of the funds
                                                                       managed by ING Investment Management Co.
                                                                       LLC (1998 -- 2001).

TRUSTEES WHO ARE "INTERESTED
  PERSONS":

Thomas J. McInerney(4)                Trustee        February          Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                         2001 --           Financial Services (September 2001 --
Scottsdale, AZ 85258                                 Present           present); Member, ING Americas Executive
Born: 1956                                                             Committee (2001 -- Present); President,
                                                                       Chief Executive Officer and Director of
                                                                       Northern Life Insurance Company
                                                                       (2001 -- Present), ING Aeltus Holding
                                                                       Company, Inc. (2000 -- Present), ING
                                                                       Retail Holding Company
                                                                       (1998 -- Present). Formerly, General
                                                                       Manager and Chief Executive Officer, ING
                                                                       Worksite Division (December 2000 --
                                                                       October 2001), President, ING -- SCI,
                                                                       Inc. (August 1997 -- December 2000);
                                                                       President, Aetna Financial Services
                                                                       (August 1997 -- December 2000).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
Blaine E. Rieke(3)                    118       Trustee, Morgan Chase Trust Co. (January
7337 E. Doubletree Ranch Rd.                    1998 -- Present); Director, Members
Scottsdale, AZ 85258                            Trust Co. (November 2003 -- Present).
Born: 1933
Roger B. Vincent(3)                   118       Director, AmeriGas Propane, Inc.
7337 E. Doubletree Ranch Rd.                    (1998 -- Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(3)               118       Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                    (1997 -- Present); Jim Henson Legacy
Scottsdale, AZ 85258                            (1994 -- Present).
Born: 1936
TRUSTEES WHO ARE "INTERESTED
  PERSONS":
Thomas J. McInerney(4)                171       Director, Equitable Life Insurance Co.,
7337 E. Doubletree Ranch Rd.                    Golden American Life Insurance Co., Life
Scottsdale, AZ 85258                            Insurance Company of Georgia, Midwestern
Born: 1956                                      United Life Insurance Co., ReliaStar
                                                Life Insurance Co., Security Life of
                                                Denver, Security Connecticut Life
                                                Insurance Co., Southland Life Insurance
                                                Co., USG Annuity and Life Company and
                                                United Life and Annuity Insurance Co.,
                                                Inc. (March 2001 -- Present); Member of
                                                the Board, Bushnell Performing Arts
                                                Center; St. Francis Hospital; National
                                                Conference of Community Justice; and
                                                Metro Atlanta Chamber of Commerce.

--------------------------------------------------------------------------------

                                  POSITION(S) HELD   TERM OF OFFICE
                                      WITH THE        AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              REGISTRANT(S)     TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------             ----------------   --------------           --------------------------
John G. Turner(5)                     Trustee        February          Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                         2001 --           (May 2002 -- Present); Formerly, Vice
Scottsdale, AZ 85258                                 present           Chairman of ING Americas (2000 -- 2002);
Born: 1939                                                             Chairman and Chief Executive Officer of
                                                                       ReliaStar Financial Corp. (1993 --
                                                                       2001); Chairman of ReliaStar Life
                                                                       Insurance Company of New York
                                                                       (1995 -- 2001); Chairman of Northern
                                                                       Life Insurance Company (1992 -- 2001);
                                                                       Chairman and Trustee of the Northstar
                                                                       affiliated investment companies
                                                                       (1993 -- 2001); and Director, Northstar
                                                                       Investment Management Corporation and
                                                                       its affiliates (1993 -- 1999).

                                   NUMBER OF
                                  PORTFOLIOS
                                    IN FUND
                                    COMPLEX
                                  OVERSEEN BY             OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUSTEE                 HELD BY TRUSTEE
---------------------             -----------             -------------------
John G. Turner(5)                     118       Director, Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                    (March 2000 -- Present); Shopko Stores,
Scottsdale, AZ 85258                            Inc. (August 1999 -- Present); and M.A.
Born: 1939                                      Mortenson Company (March
                                                2002 -- Present); Conseco, Inc.
                                                (September 2003 -- Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.
(3) Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.
(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------

James M. Hennessy                 President and Chief       February                  President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.      Executive Officer         2001 -- present           ING Investments, LLC(2) (December
Scottsdale, AZ 85258                                                                  2001 -- Present). Formerly, Senior
Born: 1949                        Chief Operating Officer                             Executive Vice President and Chief
                                                            July 2000 -- present      Operating Officer, ING Investments,
                                                                                      LLC(2) (April 1995 -- December 2000);
                                                                                      and Executive Vice President, ING
                                                                                      Investments, LLC(2) (May 1998 -- June
                                                                                      2000).

Michael J. Roland                 Executive Vice            February                  Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      President, Assistant      2002 -- present           Financial Officer and Treasurer, ING
Scottsdale, AZ 85258              Secretary                                           Investments, LLC(2) (December
Born: 1958                                                                            2001 -- Present). Formerly, Senior Vice
                                  Principal Financial                                 President, ING Investments, LLC(2) (June
                                  Officer                   November 1999 --          1998 -- December 2001).
                                                            present

Stanley D. Vyner                  Executive Vice            February                  Executive Vice President, ING
7337 E. Doubletree Ranch Rd.      President                 2002 -- present           Investments, LLC(2) and certain of its
Scottsdale, AZ 85258                                                                  affiliates (July 2000 -- Present) and
Born: 1950                                                                            Chief Investment Risk Officer (June
                                                                                      2003 -- Present); Formerly, Chief
                                                                                      Investment Officer for the International
                                                                                      Portfolios, ING Investments, LLC(2)
                                                                                      (July 1996 -- June 2003); and President
                                                                                      and Chief Executive Officer, ING
                                                                                      Investments, LLC(2) (August 1996 --
                                                                                      August 2000).

Robert S. Naka                    Senior Vice President     November 1999 --          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.      and Assistant Secretary   present                   Secretary, ING Investments, LLC(2)
Scottsdale, AZ 85258                                                                  (October 2001 -- Present). Formerly,
Born: 1963                                                                            Senior Vice President and Assistant
                                                                                      Secretary, ING Funds Services, LLC(3)
                                                                                      (February 1997 -- August 1999).

Kimberly A. Anderson              Senior Vice President     November 2003 --          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                present                   Secretary, ING Investments, LLC (2)
Scottsdale, AZ 85258                                                                  (October 2003 -- Present). Formerly,
Born: 1964                                                                            Vice President and Assistant Secretary,
                                                                                      ING Investments, LLC(2) (October
                                                                                      2001 -- October 2003); Secretary, ING
                                                                                      Investments, LLC(2) (October
                                                                                      2001 -- August 2003); Assistant Vice
                                                                                      President, ING Funds Services, LLC(3)
                                                                                      (November 1999 -- January 2001); and has
                                                                                      held various other positions with ING
                                                                                      Funds Services, LLC(3) for more than the
                                                                                      last five years.

Huey P. Falgout, Jr.              Secretary                 August 2003 -- present    Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                          Services (September 2003 -- Present).
Scottsdale, AZ 85258                                                                  Formerly, Counsel, ING U.S. Financial
Born: 1963                                                                            Services (November 2002 -- September
                                                                                      2003); and Associate General Counsel of
                                                                                      AIG American General (January
                                                                                      1999 -- November 2002).

Robyn L. Ichilov                  Vice President and        November 1999 --          Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.      Treasurer                 present                   LLC(3) (October 2001 -- Present) and ING
Scottsdale, AZ 85258                                                                  Investments, LLC(2) (August
Born: 1967                                                                            1997 -- Present).

--------------------------------------------------------------------------------

                                                                TERM OF OFFICE
                                     POSITION(S) HELD            AND LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH THE TRUST            TIME SERVED(1)               DURING THE PAST FIVE YEARS
---------------------                ----------------           --------------               --------------------------
J. David Greenwald                Vice President            August 2003 -- June       Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                2004                      Compliance, ING Funds Services, LLC(3)
Scottsdale, AZ 85258                                                                  (May 2003 -- June 2004). Formerly,
Born: 1957                                                                            Assistant Treasurer and Director of
                                                                                      Mutual Fund Compliance and Operations,
                                                                                      American Skandia, a Prudential Financial
                                                                                      Company (October 1996 -- May 2003).

Lauren D. Bensinger               Vice President            February                  Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                2003 -- present           Officer, ING Funds Distributor, LLC(4)
Scottsdale, AZ 85258                                                                  (July 1995 -- Present); Vice President
Born: 1954                                                                            (February 1996 -- Present) and Chief
                                                                                      Compliance Officer (October
                                                                                      2001 -- Present), ING Investments,
                                                                                      LLC(2).

Todd Modic                        Vice President            August 2003 -- present    Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                          Reporting -- Fund Accounting of ING Fund
Scottsdale, AZ 85258                                                                  Services, LLC(3) (September
Born: 1967                                                                            2002 -- Present). Formerly, Director of
                                                                                      Financial Reporting, ING Investments,
                                                                                      LLC(2) (March 2001 -- September 2002);
                                                                                      Director of Financial Reporting, Axient
                                                                                      Communications, Inc. (May
                                                                                      2000 -- January 2001); and Director of
                                                                                      Finance, Rural/Metro Corporation (March
                                                                                      1995 -- May 2000).

Theresa Kelety                    Assistant Secretary       August 2003 -- present    Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                          (April 2003 -- Present). Formerly,
Scottsdale, AZ 85258                                                                  Senior Associate with Shearman &
Born: 1963                                                                            Sterling (February 2000 -- April 2003);
                                                                                      and Associate with Sutherland Asbill &
                                                                                      Brennan (1996 -- February 2000).

Susan P. Kinens                   Assistant Vice            February                  Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.      President and Assistant   2003 -- present           Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258              Secretary                                           (December 2002 -- Present); and has held
Born: 1976                                                                            various other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Maria M. Anderson                 Assistant Vice            August 2001 -- present    Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.      President                                           Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                                  Formerly, Manager of Fund Accounting and
Born: 1958                                                                            Fund Compliance, ING Investments, LLC
                                                                                      (September 1999 to November 2001); and
                                                                                      Section Manager of Fund Accounting,
                                                                                      Stein Roe Mutual Funds (July
                                                                                      1998 -- August 1999).

------------------

(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS

  ING Growth Fund

  ING LargeCap Growth Fund

  ING MidCap Opportunities Fund

  ING Disciplined LargeCap Fund

  ING SmallCap Opportunities Fund

  ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS

  ING Index Plus LargeCap Fund

  ING Index Plus MidCap Fund

  ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS

  ING Financial Services Fund

  ING LargeCap Value Fund

  ING MagnaCap Fund

  ING MidCap Value Fund

  ING SmallCap Value Fund

  ING Tax Efficient Equity Fund

  ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS

  ING Balanced Fund

  ING Convertible Fund

  ING Equity and Bond Fund

  ING Equity Income Fund

  ING Real Estate Fund

FIXED INCOME FUNDS

  ING Bond Fund

  ING Classic Money Market Fund*

  ING Government Fund

  ING GNMA Income Fund

  ING High Yield Opportunity Fund

  ING High Yield Bond Fund

  ING Lexington Money Market Trust*

  ING Intermediate Bond Fund

  ING National Tax Exempt Bond Fund

  ING Money Market Fund*

  ING Aeltus Money Market Fund*

STRATEGIC ALLOCATION FUNDS

  ING Strategic Allocation Growth Fund

  ING Strategic Allocation Balanced Fund

  ING Strategic Allocation Income Fund

INTERNATIONAL EQUITY FUNDS

  ING Emerging Countries Fund

  ING Foreign Fund

  ING International Fund

  ING International Growth Fund

  ING International SmallCap Growth Fund

  ING International Value Fund

  ING Precious Metals Fund

  ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS

  ING Global Equity Dividend Fund

  ING Global Real Estate Fund

  ING Worldwide Growth Fund

  ING Global Science and Technology Fund

LOAN PARTICIPATION FUNDS

  ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        INVESTMENT MANAGER
        ING Investments, LLC
        7337 E. Doubletree Ranch Road
        Scottsdale, Arizona 85258

        ADMINISTRATOR
        ING Funds Services, LLC
        7337 E. Doubletree Ranch Road
        Scottsdale, Arizona 85258

        DISTRIBUTOR
        ING Funds Distributor, LLC
        7337 E. Doubletree Ranch Road
        Scottsdale, Arizona 85258
        1-800-992-0180

        TRANSFER AGENT
        DST Systems, Inc.
        P.O. Box 419368
        Kansas City, Missouri 64141

        CUSTODIAN
        The Bank of New York
        100 Colonial Center Parkway, Suite 300
        Lake Mary, FL 32746

        LEGAL COUNSEL
        Dechert LLP
        1775 I Street, N.W.
        Washington, D.C. 20006

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        KPMG LLP
        99 High Street
        Boston, MA 02110

        FOR MORE COMPLETE INFORMATION, OR TO OBTAIN A PROSPECTUS ON ANY ING FUND, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR ING FUNDS DISTRIBUTOR, LLC AT (800) 992-0180 OR LOG ON TO WWW.INGFUNDS.COM. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS INFORMATION AND OTHER INFORMATION ABOUT THE FUND. THE FUND'S PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE FUND'S WEBSITE AT WWW.INGFUNDS.COM AND ON THE SEC'S WEBSITE WWW.SEC.GOV.




        [ING FUNDS LOGO]             PRAR-PPF       (0504-073004)

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $234,608 for year ended May 31, 2004 and $313,637 for year ended May 31, 2003.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

         None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $89,250 in the year ended May 31, 2004 and $129,227 in the year ended May 31, 2003. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

         None

(e) (1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

   I.    STATEMENT OF PRINCIPLES


   Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

   Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

   For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

   The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

   II.   AUDIT SERVICES

   The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

   The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

   The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

   III.  AUDIT-RELATED SERVICES

   Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

   The Committee has pre-approved the audit-related services listed on Appendix
   B. The Committee must specifically approve all audit-related services not listed on Appendix B.

   IV.   TAX SERVICES

   The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

   The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

   The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

   V.    OTHER SERVICES

   The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

   The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

   A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

   VI.   PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

   The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

   VII.  PROCEDURES

   Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on an annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

   VIII. DELEGATION

   The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

   IX.   ADDITIONAL REQUIREMENTS

   The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                    THE FUND(S)          FEE RANGE
------------------------------------------------------------------------------------------------------
Statutory audits or financial audits (including tax services             X            As presented to
associated with non-audit services)                                                   Audit Committee

Services associated with SEC registration statements, periodic           X             Not to exceed
reports and other documents filed with the SEC or other                              $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or           X             Not to exceed
disclosure treatment of transactions or events and/or the                              $8,000 during
actual or potential effect of final or proposed rules,                               the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                             Period
Standards Board, or other regulatory or standard setting
bodies.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                THE FUND(S)      FUND AFFILIATES          FEE RANGE
--------------------------------------------------------------------------------------------------------
Services related to Fund mergers                     X                  X               Not to exceed
                                                                                      $10,000 per merger
Consultations by Fund management with                X                                  Not to exceed
respect to accounting or disclosure                                                       $5,000 per
treatment of transactions or events and/or                                            occurrence during
the actual or potential effect of final or                                             the Pre-Approval
proposed rules, standards or interpretations                                                Period
by the SEC, Financial Accounting Standards
Board, or other regulatory or standard
setting bodies. [NOTE: Under SEC rules some
consultations may be "audit" services and
others may be "audit-related" services.]

Review of the Funds' semi-annual financial           X                                  Not to exceed
statements                                                                           $5,000 for each set
                                                                                         of financial
                                                                                          statements

Reports to regulatory or government agencies         X                                 Up to $5,000 per
related to the annual engagement                                                      occurrence during
                                                                                       the Pre-Approval
                                                                                            Period

Regulatory compliance assistance                     X                  X               Not to exceed
                                                                                      $5,000 per quarter

Training courses                                     X                                  Not to exceed
                                                                                      $2,000 per course

For Prime Rate Trust, agreed upon procedures         X                                  Not to exceed
for quarterly reports to rating agencies                                              $9,000 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                       FUND
                                                THE FUND(S)         AFFILIATES            FEE RANGE
--------------------------------------------------------------------------------------------------------
Preparation of federal and state income tax          X                                 Not to exceed
returns and federal excise tax returns for the                                        $6,000 per Fund
Funds including assistance and review with                                               during the
excise tax distributions.                                                               Pre-Approval
                                                                                           Period

Review of IRC Sections 851(b) and 817(h)             X                                 Not to exceed
diversification testing on a real-time basis                                          $2,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Review of year-end reporting for 1099's              X                                 Not to exceed
                                                                                       $800 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Tax assistance and advice regarding statutory,       X                  X              Not to exceed
regulatory or administrative developments                                              $5,000 for the
                                                                                      Funds or for the
                                                                                     Funds' investment
                                                                                       adviser during
                                                                                      the Pre-Approval
                                                                                           Period

International tax services (e.g., Taiwan and         X                                 Not to exceed
India)                                                                                $5,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Tax training courses                                 X                                 Not to exceed
                                                                                     $2,000 per course
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Service

                                                                       FUND
                                                THE FUND(S)         AFFILIATES            FEE RANGE
--------------------------------------------------------------------------------------------------------
Tax services associated with Fund mergers            X                                 Not to exceed
                                                                                     $8,000 per merger
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Tax services related to the preparation of           X                                 Not to exceed
annual PFIC statements and annual Form 5471                                          $18,000 during
(Controlled Foreign Corporation) for structured                                       the Pre-Approval
finance vehicles                                                                           Period

Tax services related to CLOs and CBOs                X                                 Not to exceed
                                                                                        $15,000 per
                                                                                           quarter

Appendix D

Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                THE FUND(S)       FUND AFFILIATES        FEE RANGE
--------------------------------------------------------------------------------------------------------
Agreed-upon procedures for Class B share                                X             Not to exceed
12b-1 programs                                                                        $25,000 during
                                                                                           the
                                                                                       Pre-Approval
                                                                                          Period

AIMR assistance, and/or verification of                                 X             Not to exceed
composites                                                                            $25,000 during
                                                                                           the
                                                                                       Pre-Approval
                                                                                          Period

Security counts performed pursuant to Rule           X                                Not to exceed
17f-2 of the 1940 Act (I.E., counts for                                              $5,000 per Fund
Funds holding securities with affiliated                                                during the
sub-custodians)                                                                        Pre-Approval
                                                                                          Period

Appendix E

Prohibited Non-Audit Services
Dated:   200X

       - Bookkeeping or other services related to the accounting records or financial statements of the Funds

       -   Financial information systems design and implementation

       - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

       -   Actuarial services

       -   Internal audit outsourcing services

       -   Management functions

       -   Human resources

       -   Broker-dealer, investment adviser, or investment banking services

       -   Legal services

       -   Expert services unrelated to the audit

       - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e) (2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

         100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

         Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $576,655 for year ended May 31, 2004 and $303,870 for fiscal year ended May 31, 2003.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee ("Committee") for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

   (3)  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust
              ----------------


By   /s/ James M. Hennessy
   --------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date: August 6, 2004
      -----------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ James M. Hennessy
   --------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date: August 6, 2004
      -----------------------------------------


By   /s/ Michael J. Roland
   --------------------------------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer

Date: August 6, 2004
      -----------------------------------------